Registration No. 333-130988
                                                     Registration No. 811-01705
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    |X|

           Pre-Effective Amendment No.                                     | |
                                       ----


           Post-Effective Amendment No.  7                                 |X|
                                       ----

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            |X|


           Amendment No. 216                                               |X|
                         ---
                        (Check appropriate box or boxes)
                        --------------------------------


                               SEPARATE ACCOUNT A
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)
                           --------------------------


                      AXA EQUITABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)
              1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)


        Depositor's Telephone Number, including Area Code: (212) 554-1234
                          ----------------------------


                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL


                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)
                        --------------------------------


                  Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                               Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001
                        ---------------------------------

         Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box):


| |     Immediately upon filing pursuant to paragraph (b) of Rule 485.


|X|     On April 30, 2010 pursuant to paragraph (b) of Rule 485.


| |     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

| |     On (date) pursuant to paragraph (a)(1) of Rule 485.

| |     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

| |     On ________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

| | This post-effective amendment designates a new effective date for previously filed post-effective amendment.
                        ---------------------------------

         Title of Securities Being Registered:

               Units of interest in Separate Account under group variable annuity contracts.

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EQUI-VEST(R) Strategies (Series 900)


A group flexible premium deferred variable annuity contract



PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

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WHAT IS EQUI-VEST(R) STRATEGIES?

EQUI-VEST(R) Strategies is a group-deferred annuity contract ("contract") issued by AXA EQUITABLE LIFE INSURANCE COMPANY. Either the plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be summarized in a participation certificate ("certificate") provided to each participant. EQUI-VEST(R) Strategies provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and our guaranteed interest option or in our fixed maturity options ("investment options").

This prospectus is not the contract and it is not the certificate. The contract and any endorsements, riders and data pages as identified in your contract are the entire contract between the plan trustee or employer and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the contract, the description of the contract's provisions in this prospectus is qualified in its entirety by the terms of the actual contract. The certificate should be read carefully. You have the right to cancel your certificate within a certain number of days after receipt of the certificate. You should read this prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. All optional features and benefits described in this prospectus may not be available at the time you purchase the certificate. We have the right to restrict availability of any optional feature or benefit. We can refuse to accept any application or contribution from you at any time, including after you purchase the certificate.

We offer the EQUI-VEST(R) Strategies contract to fund two types of "plans":
Section 403(b) (also referred to as "TSA" plans or contracts) or governmental employer Section 457(b) plans (also referred to as "EDC" plans or contracts) (together "plans"). The EQUI-VEST(R) Strategies contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions.




--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation*          o EQ/Money Market
o AXA Conservative-Plus Allocation*     o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                    o EQ/Quality Bond PLUS
o EQ/Franklin Core Balanced             o Multimanager Core Bond
o EQ/Global Bond PLUS                   o Multimanager Multi-Sector Bond
o EQ/Intermediate Government Bond
  Index
--------------------------------------------------------------------------------
 Domestic stocks
--------------------------------------------------------------------------------
o AXA Aggressive Allocation*            o EQ/Mid Cap Index
o AXA Moderate-Plus Allocation*         o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Small Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Morgan Stanley Mid Cap Growth**
o EQ/AXA Franklin Small Cap Value Core  o EQ/Mutual Large Cap Equity
o EQ/BlackRock Basic Value Equity       o EQ/Small Company Index
o EQ/Boston Advisors Equity Income      o EQ/T. Rowe Price Growth Stock
o EQ/Calvert Socially Responsible       o EQ/Templeton Global Equity
o EQ/Capital Guardian Growth            o EQ/UBS Growth and Income
o EQ/Capital Guardian Research          o EQ/Van Kampen Comstock
o EQ/Common Stock Index                 o EQ/Wells Fargo Advantage Omega
o EQ/Davis New York Venture               Growth**
o EQ/Equity 500 Index                   o Multimanager Aggressive Equity
o EQ/Equity Growth PLUS                 o Multimanager Large Cap Core Equity
o EQ/Franklin Templeton Allocation      o Multimanager Large Cap Growth***
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Large Cap Value
o EQ/GAMCO Small Company Value          o Multimanager Mid Cap Growth
o EQ/JPMorgan Value Opportunities       o Multimanager Mid Cap Value
o EQ/Large Cap Core PLUS                o Multimanager Small Cap Growth
o EQ/Large Cap Growth Index             o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS              o Multimanager Technology
o EQ/Large Cap Value Index              o Target 2015 Allocation
o EQ/Large Cap Value PLUS               o Target 2025 Allocation
o EQ/Lord Abbett Growth and Income      o Target 2035 Allocation
o EQ/Lord Abbett Large Cap Core         o Target 2045 Allocation
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/International Growth
o EQ/BlackRock International Value      o EQ/Oppenheimer Global
o EQ/Global Multi-Sector Equity         o Multimanager International Equity
o EQ/International Core PLUS
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation                  o AXA Moderate Allocation*
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*    The AXA Allocation portfolios.

** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.

*** Please see "Portfolios of the Trusts" later in this prospectus regarding the planned substitution of this variable investment option.




THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          x02896
                                                           EV Series 900 (IF/NB)

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You allocate amounts to the variable investment options selected by your employer. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of either the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options if your employer elects to make them available under the contract. These investment options are discussed later in this prospectus.

Minimum contribution amounts of $20 may be made under the contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our Processing Office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

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Contents of this prospectus

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EQUI-VEST(R) STRATEGIES
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Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
EQUI-VEST(R) Strategies group annuity contract
     at a glance -- key features                                             9

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FEE TABLE                                                                   11
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Examples: EQUI-VEST(R) Strategies contracts                                 14
Condensed financial information                                             16



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1. CONTRACT FEATURES AND BENEFITS                                           17
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How you can contribute to your certificate                                  17

How EQUI-VEST(R) Strategies is available                                    18
How contributions can be made                                               18
What are your investment options under the contract?                        18
Portfolios of the Trusts                                                    19
Selecting your investment method                                            26
ERISA considerations for employers                                          27
Allocating your contributions                                               27
Unallocated account                                                         27
Death benefit                                                               27
Your right to cancel within a certain number of days                        28



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2. DETERMINING YOUR CERTIFICATE'S VALUE                                     29
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Your account value and cash value                                           29
Your certificate's value in the variable investment options                 29
Your certificate's value in the guaranteed interest option                  29
Your certificate's value in the fixed maturity options                      29



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3. TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                                       30
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Transferring your account value                                             30
Disruptive transfer activity                                                30
Automatic transfer options                                                  31
Investment simplifier                                                       31
Rebalancing your account value                                              32

----------------------
"We," "our" and "us" refer to AXA Equitable.

When we use the word "contract" we mean the group contract issued to the plan trustee or employer ("contract holder"). When we use the word "certificate," we mean the participation certificate that summarizes the rights of each participant covered under the group contract.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is the participant.


                                                  Contents of this prospectus  3

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4. ACCESSING YOUR MONEY                                                     33
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Withdrawing your account value                                              33
How withdrawals are taken from your account value                           34
Loans                                                                       34
Termination of participation                                                35
Texas ORP participants                                                      35
When to expect payments                                                     35
Your annuity payout options                                                 35



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5. CHARGES AND EXPENSES                                                     38
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Charges under the contracts                                                 38
Charges that the Trusts deduct                                              40
Variations in charges                                                       40



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6. PAYMENT OF DEATH BENEFIT                                                 42
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Your beneficiary and payment of benefit                                     42
How death benefit payment is made                                           42
Beneficiary continuation option                                             42



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7. TAX INFORMATION                                                          44
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Tax information and ERISA matters                                           44
Choosing a contract to fund a retirement arrangement                        44

Special rule for conversions to Roth IRA in 2010                            44

Special rules for tax-favored retirement programs                           44
Additional "Saver's Credit" for salary reduction contributions to
     certain plans                                                          44
Tax-sheltered annuity arrangements (TSAs)                                   45
Distributions from TSAs                                                     47
Public employee deferred compensation plans (EDC Plans)                     50
ERISA matters                                                               53
Certain rules applicable to plans designed
     to comply with Section 404(c) of ERISA                                 53
Federal and state income tax withholding and
     information reporting                                                  53
Federal income tax withholding on periodic annuity payments                 54
Federal income tax withholding on non-periodic annuity
     payments (withdrawals)                                                 54
Mandatory withholding from TSA, governmental employer EDC
     and qualified plan distributions                                       54
Impact of taxes to AXA Equitable                                            54

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8. MORE INFORMATION                                                         55
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About our Separate Account A                                                55
About the Trusts                                                            55
About our fixed maturity options                                            55
About the general account                                                   56
Dates and prices at which certificate events occur                          57
About your voting rights                                                    57
Statutory compliance                                                        58
About legal proceedings                                                     58
Financial statements                                                        58
Transfers of ownership, collateral assignments,
     loans, and borrowing                                                   58
Funding changes                                                             58
Distribution of the contracts                                               58



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9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                           60
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APPENDICES
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I   -- Condensed financial information                                     I-1
II  -- Market value adjustment example                                    II-1
III -- Death benefit example                                             III-1
IV  -- State contract availability and/or variations
           of certain features and benefits                               IV-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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4  Contents of this prospectus

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Contents of this Prospectus (Cont'd.)

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SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA
     PREMIER VIP TRUST AND EQ ADVISORS TRUST
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AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Core Bond                                            MMCB 1-4
Multimanager International Equity                                 MMIE 1-4
Multimanager Large Cap Core Equity                              MMLCCE 1-4
Multimanager Large Cap Growth                                    MMLCG 1-3
Multimanager Large Cap Value                                     MMLCV 1-4
Multimanager Mid Cap Growth                                      MMMCG 1-4
Multimanager Mid Cap Value                                       MMMCV 1-4
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
Target 2015 Allocation                                           2015A 1-4
Target 2025 Allocation                                           2025A 1-4
Target 2035 Allocation                                           2035A 1-4
Target 2045 Allocation                                           2045A 1-4
All Asset Allocation                                              EQAA 1-4
EQ/AllianceBernstein International                               EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                            EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Growth                                       EQCGG 1-3
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/Equity Growth PLUS                                            EQEGP 1-4
EQ/Franklin Core Balanced                                        EQFCB 1-5
EQ/Franklin Templeton Allocation                                 EQFTA 1-4
EQ/GAMCO Mergers and Acquisitions                                EQGMA 1-4
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Bond PLUS                                              EQGBP 1-4
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Core PLUS                                       EQICP 1-4
EQ/International Growth                                           EQIG 1-3
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Core PLUS                                          EQLCCP 1-4
EQ/Large Cap Growth Index                                       EQLCGI 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value Index                                        EQLCVI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4

                                      Contents of this Prospectus (Cont'd.)  4-a

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EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                   EQLALC 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Mutual Large Cap Equity                                      EQMLCE 1-5
EQ/Oppenheimer Global                                             EQOG 1-4
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Quality Bond PLUS                                             EQQBP 1-4
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4
EQ/UBS Growth and Income                                         EQUGI 1-3
EQ/Van Kampen Comstock                                           EQVKC 1-3
EQ/Wells Fargo Advantage Omega Growth                           EQWFAO 1-3

4-b  Contents of this Prospectus (Cont'd.)

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Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.





                                       Page
   account value                         29
   annuity payout options                35
   AXA Equitable Access Account          42
   beneficiary                           42
   beneficiary continuation option       42
   business day                          18
   cash value                            29
   certificate  cover,                   31
   contract date                         27
   contract date anniversary             27
   contract year                         27
   contributions                         17
   disruptive transfer activity          30
   DOL                                   27
   EDC                                cover
   ERISA                                 27
   elective deferral contributions       46
   fixed maturity amount                 25
   fixed maturity option                 25
   guaranteed interest option            25
   investment options  cover,            18
   market adjusted amount                25
   market timing                         30
   market value adjustment               25
   maturity value                        25
   net loan interest charge              11
   Online Account Access                  7
   partial withdrawals                   33
   participant                        cover
   participation date                    17
   participation date anniversary        17
   participation year                    17
   portfolio                          cover
   processing office                      7
   rate to maturity                      25
   Required Beginning Date               51
   SAI                                cover
   SEC                                cover
   salary reduction contributions        44
   TOPS                                   7
   TSA                                cover
   Trusts                             cover
   unit                                  29
   unit investment trust                 55
   variable investment options    cover, 18


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

      -------------------------------------------------------
       PROSPECTUS       CONTRACT OR SUPPLEMENTAL MATERIALS
      -------------------------------------------------------
      account value     Annuity Account Value
      unit              Accumulation unit
      unit value        Accumulation unit value
      -------------------------------------------------------


                                                Index of key words and phrases 5

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Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



6  Who is AXA Equitable?

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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

FOR CORRESPONDENCE WITH CHECKS:

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 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Unit Annuity Lockbox
P.O. Box 13463
Newark, NJ 07188-0463


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 FOR TSA AND GOVERNMENTAL EMPLOYER EDC LOAN REPAYMENTS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496


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 FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

FOR CORRESPONDENCE WITHOUT CHECKS:

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 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

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 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                      ----------------------------------

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.

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 REPORTS WE PROVIDE:
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o    written confirmation of financial transactions; and

o quarterly statements of your certificate values as of the close of each calendar quarter.


--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for fixed maturity options;

o    the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

o    elect the investment simplifier.

Under Online Account Access only you can:

o    elect to receive certain contract statements electronically;

o    change your address; and

o    access "Frequently Asked Questions" and certain service forms.

TOPS AND ONLINE ACCOUNT ACCESS ARE NORMALLY AVAILABLE SEVEN DAYS A WEEK, 24 HOURS A DAY. YOU CAN USE TOPS BY CALLING TOLL FREE (800) 755-


                                                        Who is AXA Equitable?  7

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7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).

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 CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

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 TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  election of the investment simplifier;

(2)  election of the automatic deposit service (TSA certificates only);

(3)  election of the rebalancing program;

(4)  election of required minimum distribution automatic withdrawal option;

(5)  election of beneficiary continuation option;

(6)  transfer/rollover of assets to another carrier;

(7)  request for a loan


(8)  tax withholding election

(9)  certificate surrender and withdrawal requests; and

(10) death claims.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes; and

(3)  transfers among investment options.


TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  investment simplifier;

(2)  rebalancing program;

(3)  systematic withdrawals; and

(4)  the date annuity payments are to begin.


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your certificate number along with adequate details about the notice you wish to give or the action you wish us to take.



SIGNATURES:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the Plan requires it.


8  Who is AXA Equitable?

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EQUI-VEST(R) Strategies group annuity contract at a glance -- key features


--------------------------------------------------------------------------------

PROFESSIONAL               EQUI-VEST(R) Strategies variable investment options
INVESTMENT                 invest in different portfolios sub-advised by
MANAGEMENT                 professional investment advisers.
--------------------------------------------------------------------------------
VARIABLE INVESTMENT        The Variable Investment Options for which information
OPTIONS                    is provided in this prospectus are available under
                           the contract, subject to state regulatory approval
                           and availability under your employer's plan.
--------------------------------------------------------------------------------
GUARANTEED                 o Principal and interest guarantees
INTEREST OPTION
                           o Interest rates set periodically
--------------------------------------------------------------------------------
FIXED MATURITY             o 10 fixed maturity options with maturities ranging
OPTIONS                      from approximately 1 to 10 years.

                           o Each fixed maturity option offers a guarantee of
                             principal and interest rate if you hold it to maturity.
                           -----------------------------------------------------
                           If you make any withdrawals (including transfers,
                           surrender or termination of your certificate or when
                           we make deductions for charges) from a fixed maturity
                           option before it matures, we will make a market value
                           adjustment, which will increase or decrease any fixed
                           maturity amount you have in that fixed maturity
                           option.
--------------------------------------------------------------------------------
TAX CONSIDERATIONS         o No tax on earnings inside the contract until you
                             make withdrawals from your certificate or receive annuity payments.

                           o No tax on transfers among investment options inside
                             the contract.
                           -----------------------------------------------------
                           Because you are purchasing or contributing to an
                           annuity contract to fund a tax-qualified employer
                           sponsored retirement arrangement you should be aware
                           that such annuities do not provide tax deferral
                           benefits beyond those already provided by the
                           Internal Revenue Code. Before purchasing one of these
                           contracts, employers should consider whether its
                           features and benefits beyond tax deferral meet
                           participant's needs and goals. Employers may also
                           want to consider the relative features, benefits and
                           costs of these contracts with any other investment
                           that participants may use in connection with their
                           retirement plan or arrangement. Depending on the
                           participant's personal situation, the contract's
                           guaranteed benefits may have limited usefulness
                           because of required minimum distributions ("RMDs").
                           (For more information, see "Tax information," later
                           in this prospectus.)
--------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS       o $20 (minimum) each contribution

                           o We have the right to require a minimum aggregate
                             amount of contributions on an annual basis. Your certificate will specify if a minimum aggregate amount applies. If the minimum amount requirement is not met, we reserve the right to terminate your participation in the plan. Upon advance notice to you, we may exercise certain rights we have under the contract/certificate regarding contributions. For more information, see "How you can contribute to your certificate in "Contract features and benefits" later in this prospectus.
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       o Partial withdrawals

                           o Several withdrawal options on a periodic basis

                           o Certificate surrender

                           Withdrawals are subject to the terms of the plan and
                           may be limited. You may incur a withdrawal charge for
                           certain withdrawals or if you surrender your
                           certificate. You may also incur income tax and a
                           penalty tax.
--------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION   The contract provides a death benefit for the
                           beneficiary. The death benefit is equal to the
                           account value or the standard death benefit,
                           whichever is higher. However, if you elect the
                           enhanced death benefit, the death benefit is equal to
                           your account value or the enhanced death benefit,
                           whichever is higher.
--------------------------------------------------------------------------------
PAYOUT OPTIONS             o Fixed annuity payout options

                           o Variable Immediate Annuity payout options
                             (described in a separate prospectus for that
                             option)
--------------------------------------------------------------------------------


    EQUI-VEST(R) Strategies group annuity contract at a glance -- key features 9

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--------------------------------------------------------------------------------
ADDITIONAL FEATURES      o Dollar cost averaging by automatic transfers
                           -- Interest sweep option
                           -- Fixed dollar option

                         o Account value rebalancing (quarterly, semiannually,
                           and annually)

                         o No charge on transfers among investment options

                         o Waiver of withdrawal charge under certain
                           circumstances

                         o Beneficiary continuation option
--------------------------------------------------------------------------------
FEES AND CHARGES         o Please see "Fee table" later in this prospectus for
                           complete details.
--------------------------------------------------------------------------------
PARTICIPANT ISSUE AGES   o 0-80
--------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. YOUR EMPLOYER MAY ELECT NOT TO OFFER ALL OF THE INVESTMENT OPTIONS UNDER THE CONTRACT AS DESCRIBED IN THIS PROSPECTUS. PLEASE SEE APPENDIX IV LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.


For more detailed information, we urge you to read the contents of this prospectus, as well as your certificate. This prospectus is not your participation certificate. The group deferred annuity contract, your participation certificate and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The participation certificate should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.


10 EQUI-VEST(R) Strategies group annuity contract at a glance -- key features

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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an EQUI-VEST(R) Strategies certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.



------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount
withdrawn (deducted when you surrender your certificate or
make certain withdrawals)                                                       6.00%
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option (which
is described in a separate prospectus for that option)                          $350
------------------------------------------------------------------------------------------------------------------------------------
Charge for third-party transfer or direct rollover                              $65 maximum per participant for each occurrence;
                                                                                currently $25 per participant for each occurrence.
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you participate in the contract, not including underlying
Trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH PARTICIPATION DATE ANNIVERSARY(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                            The lesser of a current charge of $30 (maximum $65)
                                                                                or 2% of your account value plus any prior
                                                                                withdrawals during the participation year.
------------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- (calculated and deducted daily as a per-
centage of the outstanding loan amount)                                         2.00%(2)


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(3)                                             0.25% to 1.20% (maximum)


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE ENHANCED DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Enhanced death benefit charge (as a percentage of your account
value) is deducted annually on each participation date anniversary              0.15% (maximum)
------------------------------------------------------------------------------------------------------------------------------------
You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option.
Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for                           Lowest                 Highest
2009 (expenses that are deducted from port-                             ------                 -------
folio assets including management fees, 12b-1
fees, service fees, and/or other expenses)(4)                           0.39%                   2.14%
------------------------------------------------------------------------------------------------------------------------------------




                                                                    Fee table 11

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This table shows the fees and expenses for 2009 as an annual percentage of each portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------
                                                                          ACQUIRED      TOTAL
                                                                            FUND        ANNUAL                    NET
                                                                          FEES AND     EXPENSES    FEE WAIV-     ANNUAL
                                                                          EXPENSES     (BEFORE    ERS AND/OR    EXPENSES
                                        MANAGE-                          (UNDERLYING    EXPENSE    EXPENSE       AFTER
                                         MENT      12B-1      OTHER        PORTFO-      LIMITA-   REIMBURSE-     EXPENSE
PORTFOLIO NAME                         FEES(5)    FEES(6)   EXPENSES(7)    LIOS)(8)     TIONS)     MENTS(9)    LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation               0.10%      0.25%     0.19%         0.76%         1.30%      (0.05)%      1.25%
AXA Conservative Allocation             0.10%      0.25%     0.19%         0.64%         1.18%      (0.18)%      1.00%
AXA Conservative-Plus Allocation        0.10%      0.25%     0.20%         0.67%         1.22%      (0.12)%      1.10%
AXA Moderate Allocation                 0.10%        --      0.18%         0.69%         0.97%      (0.07)%      0.90%
AXA Moderate-Plus Allocation            0.10%      0.25%     0.18%         0.72%         1.25%      (0.05)%      1.20%
Multimanager Aggressive Equity          0.59%        --      0.23%           --          0.82%         --        0.82%
Multimanager Core Bond                  0.52%      0.25%     0.19%           --          0.96%       0.00%       0.96%
Multimanager International Equity       0.83%      0.25%     0.23%           --          1.31%         --        1.31%
Multimanager Large Cap Core Equity      0.70%      0.25%     0.22%           --          1.17%         --        1.17%
Multimanager Large Cap Growth           0.75%      0.25%     0.32%           --          1.32%         --        1.32%
Multimanager Large Cap Value            0.73%      0.25%     0.20%           --          1.18%         --        1.18%
Multimanager Mid Cap Growth             0.80%      0.25%     0.27%           --          1.32%         --        1.32%
Multimanager Mid Cap Value              0.80%      0.25%     0.24%           --          1.29%         --        1.29%
Multimanager Multi-Sector Bond          0.53%        --      0.21%           --          0.74%         --        0.74%
Multimanager Small Cap Growth           0.85%      0.25%     0.22%           --          1.32%         --        1.32%
Multimanager Small Cap Value            0.85%      0.25%     0.20%           --          1.30%         --        1.30%
Multimanager Technology                 0.95%      0.25%     0.24%         0.04%         1.48%         --        1.48%
Target 2015 Allocation                  0.10%      0.25%     0.50%         0.58%         1.43%      (0.25)%      1.18%
Target 2025 Allocation                  0.10%      0.25%     0.51%         0.57%         1.43%      (0.26)%      1.17%
Target 2035 Allocation                  0.10%      0.25%     0.81%         0.57%         1.73%      (0.56)%      1.17%
Target 2045 Allocation                  0.10%      0.25%     1.23%         0.56%         2.14%      (0.98)%      1.16%
------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                    0.10%      0.25%     0.33%         0.82%         1.50%      (0.33)%      1.17%
EQ/AllianceBernstein International      0.73%        --      0.14%           --          0.87%       0.00%       0.87%
EQ/AllianceBernstein Small Cap Growth   0.75%        --      0.15%           --          0.90%         --        0.90%
EQ/AXA Franklin Small Cap Value Core    0.70%      0.25%     0.21%           --          1.16%       0.00%       1.16%
EQ/BlackRock Basic Value Equity         0.57%      0.25%     0.15%           --          0.97%         --        0.97%
EQ/BlackRock International Value        0.83%      0.25%     0.19%           --          1.27%       0.00%       1.27%
EQ/Boston Advisors Equity Income        0.75%      0.25%     0.15%           --          1.15%      (0.10)%      1.05%
EQ/Calvert Socially Responsible         0.65%      0.25%     0.27%           --          1.17%      (0.02)%      1.15%
EQ/Capital Guardian Growth              0.65%      0.25%     0.16%           --          1.06%      (0.11)%      0.95%
EQ/Capital Guardian Research            0.65%      0.25%     0.14%           --          1.04%      (0.07)%      0.97%
EQ/Common Stock Index                   0.35%        --      0.14%           --          0.49%         --        0.49%
EQ/Core Bond Index                      0.35%      0.25%     0.14%           --          0.74%         --        0.74%
EQ/Davis New York Venture               0.85%      0.25%     0.17%           --          1.27%         --        1.27%
EQ/Equity 500 Index                     0.25%        --      0.14%           --          0.39%         --        0.39%
EQ/Equity Growth PLUS                   0.50%      0.25%     0.19%           --          0.94%       0.00%       0.94%
EQ/Franklin Core Balanced               0.65%      0.25%     0.19%           --          1.09%       0.00%       1.09%
EQ/Franklin Templeton Allocation        0.05%      0.25%     0.19%         0.94%         1.43%      (0.09)%      1.34%
EQ/GAMCO Mergers and Acquisitions       0.90%      0.25%     0.18%           --          1.33%         --        1.33%
EQ/GAMCO Small Company Value            0.75%      0.25%     0.15%           --          1.15%         --        1.15%
EQ/Global Bond PLUS                     0.55%      0.25%     0.21%           --          1.01%         --        1.01%
EQ/Global Multi-Sector Equity           0.73%      0.25%     0.24%           --          1.22%         --        1.22%
EQ/Intermediate Government Bond Index   0.35%        --      0.14%         0.03%         0.52%         --        0.52%
EQ/International Core PLUS              0.60%      0.25%     0.25%         0.06%         1.16%       0.00%       1.16%
EQ/International Growth                 0.85%      0.25%     0.22%           --          1.32%         --        1.32%
EQ/JPMorgan Value Opportunities         0.60%      0.25%     0.16%           --          1.01%      (0.01)%      1.00%
EQ/Large Cap Core PLUS                  0.50%      0.25%     0.20%         0.02%         0.97%       0.00%       0.97%
EQ/Large Cap Growth Index               0.35%      0.25%     0.15%           --          0.75%         --        0.75%
EQ/Large Cap Growth PLUS                0.50%      0.25%     0.20%         0.02%         0.97%       0.00%       0.97%
EQ/Large Cap Value Index                0.35%      0.25%     0.15%           --          0.75%         --        0.75%
EQ/Large Cap Value PLUS                 0.47%        --      0.23%           --          0.70%       0.00%       0.70%
EQ/Lord Abbett Growth and Income        0.65%      0.25%     0.18%           --          1.08%      (0.08)%      1.00%
EQ/Lord Abbett Large Cap Core           0.65%      0.25%     0.19%           --          1.09%      (0.09)%      1.00%
EQ/Mid Cap Index                        0.35%      0.25%     0.16%           --          0.76%         --        0.76%
EQ/Mid Cap Value PLUS                   0.55%      0.25%     0.19%         0.04%         1.03%       0.00%       1.03%
------------------------------------------------------------------------------------------------------------------------------


12 Fee table

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------------------------------------------------------------------------------------------------------------------------------
                                                                            ACQUIRED    TOTAL
                                                                              FUND      ANNUAL                   NET
                                                                            FEES AND    EXPENSES   FEE WAIV-    ANNUAL
                                                                            EXPENSES    (BEFORE   ERS AND/OR   EXPENSES
                                       MANAGE-                            (UNDERLYING   EXPENSE     EXPENSE     AFTER
                                        MENT       12B-1      OTHER        PORTFO-      LIMITA-   REIMBURSE-    EXPENSE
PORTFOLIO NAME                         FEES(5)    FEES(6)   EXPENSES(7)     LIOS)(8)     TIONS)     MENTS(9)  LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                         0.31%        --      0.16%              --       0.47%          --       0.47%
EQ/Montag & Caldwell Growth             0.75%      0.25%     0.16%              --       1.16%        0.00%      1.16%
EQ/Morgan Stanley Mid Cap Growth        0.70%      0.25%     0.17%              --       1.12%       (0.02)%     1.10%
EQ/Mutual Large Cap Equity              0.70%      0.25%     0.20%              --       1.15%        0.00%      1.15%
EQ/Oppenheimer Global                   0.95%      0.25%     0.19%              --       1.39%       (0.04)%     1.35%
EQ/PIMCO Ultra Short Bond               0.47%      0.25%     0.16%              --       0.88%        0.00%      0.88%
EQ/Quality Bond PLUS                    0.40%        --      0.19%              --       0.59%          --       0.59%
EQ/Small Company Index                  0.25%      0.25%     0.14%              --       0.64%          --       0.64%
EQ/T. Rowe Price Growth Stock           0.79%      0.25%     0.17%              --       1.21%       (0.01)%     1.20%
EQ/Templeton Global Equity              0.70%      0.25%     0.22%              --       1.17%        0.00%      1.17%
EQ/UBS Growth and Income                0.75%      0.25%     0.19%              --       1.19%       (0.14)%     1.05%
EQ/Van Kampen Comstock                  0.65%      0.25%     0.17%              --       1.07%       (0.07)%     1.00%
EQ/Wells Fargo Advantage Omega Growth   0.65%      0.25%     0.20%              --       1.10%        0.00%      1.10%
------------------------------------------------------------------------------------------------------------------------------


Notes:
(1) Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense charge from your account value for administrative and record-keeping services related to the contract. The charge is determined through an arrangement between your Employer and a third-party. We will remit the amount withdrawn to either your Employer or your Employer's designee. Please refer to your contract for more information.

(2) We charge interest on loans under your certificate but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(3) For mortality and expense risks, and administrative and financial accounting expenses. A portion of this charge is for providing the death benefit. For contracts issued in Texas under a Texas ORP Plan, the total Separate Account charges and the total portfolio operating expenses of the Trusts when added together are not permitted to exceed 2.75%.

(4) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios.


(5) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (9) for any expense limitation agreement information.


(6) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2011. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.


(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreement information.

(8) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio either does not invest in underlying portfolios or expenses attributable to underlying portfolios are less than 0.01%.


(9) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2011 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



                                                                    Fee table 13

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   ---------------------------------------------
   PORTFOLIO NAME:
   ---------------------------------------------
   Multimanager Aggressive Equity          0.81%
   ---------------------------------------------
   Multimanager Large Cap Core Equity      1.16%
   ---------------------------------------------
   Multimanager Large Cap Growth           1.30%
   ---------------------------------------------
   Multimanager Large Cap Value            1.16%
   ---------------------------------------------
   Multimanager Mid Cap Growth             1.31%
   ---------------------------------------------
   Multimanager Mid Cap Value              1.26%
   ---------------------------------------------
   Multimanager Small Cap Growth           1.31%
   ---------------------------------------------
   Multimanager Small Cap Value            1.29%
   ---------------------------------------------
   Multimanager Technology                 1.46%
   ---------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   0.89%
   ---------------------------------------------
   EQ/Blackrock Basic Value Equity         0.96%
   ---------------------------------------------
   EQ/Capital Guardian Growth              0.94%
   ---------------------------------------------
   EQ/Capital Guardian Research            0.96%
   ---------------------------------------------
   EQ/Davis New York Venture               1.19%
   ---------------------------------------------
   EQ/GAMCO Mergers and Acquisitions       1.31%
   ---------------------------------------------
   EQ/GAMCO Small Company Value            1.13%
   ---------------------------------------------
   EQ/Large Cap Core PLUS                  0.95%
   ---------------------------------------------
   EQ/Large Cap Growth PLUS                0.96%
   ---------------------------------------------
   EQ/Large Cap Value PLUS                 0.69%
   ---------------------------------------------
   EQ/Lord Abbett Growth and Income        0.98%
   ---------------------------------------------
   EQ/Lord Abbett Large Cap Core           0.99%
   ---------------------------------------------
   EQ/Montag & Caldwell Growth             1.13%
   ---------------------------------------------
   EQ/Morgan Stanley Mid Cap Growth        1.08%
   ---------------------------------------------
   EQ/UBS Growth and Income                1.01%
   ---------------------------------------------
   EQ/Van Kampen Comstock                  0.98%
   ---------------------------------------------
   EQ/Wells Fargo Advantage Omega Growth   1.09%
   ---------------------------------------------


EXAMPLES: EQUI-VEST(R) STRATEGIES CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(R) Strategies contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical participant would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2009, which results in an estimated annual charge of 0.0962% of account value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the withdrawal charge, the enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account charges; (ii) your certificate has no withdrawal charge or no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the enhanced death benefit.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) that the enhanced death benefit has been elected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


14 Fee table

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-------------------------------------------------------------------------------------------------
                                                       IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                                        OF THE
                                                                APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------
                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
 Portfolios                                              $923     $1,703     $2,502      $4,080
(b) assuming minimum fees and expenses of any of the
 Portfolios                                              $749     $1,187     $1,652      $2,338
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                         APPLICABLE TIME PERIOD AND SELECT            IF YOU DO NOT SURRENDER
                                                         A NON-LIFE CONTINGENT PERIOD CERTAIN       YOUR CONTRACT AT THE END OF
                                                       ANNUITY OPTION WITH LESS THAN TEN YEARS(1)   THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
 Portfolios                                             N/A       $1,703     $2,502      $4,080      $376     $1,143     $1,928
(b) assuming minimum fees and expenses of any of the
 Portfolios                                             N/A       $1,187     $1,652      $2,338      $193     $  596     $1,024
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       IF YOU DO NOT SURRENDER
                                                     YOUR CONTRACT AT THE END OF
                                                     THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                                        10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
 Portfolios                                             $3,979
(b) assuming minimum fees and expenses of any of the
 Portfolios                                             $2,216
--------------------------------------------------------------------------------


(1) If a non-life contingent period certain annuity option of ten years or more is chosen, a withdrawal charge would still apply if the annuity option is chosen before three participation years have elapsed.


                                                                    Fee table 15

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CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2009.



16 Fee table

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1. Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CERTIFICATE


Payments made to us are called "contributions." We require a minimum contribution amount of $20. If the total annual contributions to a TSA contract will be at least $200 annually, we may accept contributions of less than $20. The following table summarizes our rules regarding contributions to your certificate.


--------------------------------------------------------------------------------
The 12-month period beginning on the participant's date and each 12-month period thereafter is a "participation year." The "participation date" means the earlier of (a) the business day on which we issue a certificate to the Plan participant under the EQUI-VEST(R) Strategies contract and (b) the business day on which the first contribution for the Plan participant is received at our processing office. For example, if your participation date is May 1, your participation date anniversary is April 30.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 CONTRACT TYPE   SOURCE OF CONTRIBUTIONS
--------------------------------------------------------------------------------
TSA              o Employer-remitted employee salary reduction and/or vari-
                   ous types of employer contributions.

                 o Additional "catch-up" contributions.

                 o "Designated Roth contributions" under Section 402A of
                   the Code.

                 o Only if plan permits, direct plan-to-plan transfers from another 403(b) plan or contract exchanges from another
                   403(b) contract under the same plan.

                 o Only if plan permits, eligible rollover distributions from other 403(b) plans, qualified plans, governmental employer
                   457(b) EDC plans and traditional IRAs.
--------------------------------------------------------------------------------
Governmental     o Employer-remitted employee salary reduction and/or
Employer EDC       employer contributions.

                 o Additional "age 50 catch-up" contributions.

                 o If the plan permits, eligible rollover distributions from other governmental employer 457(b) EDC plans, 403(b) plans,
                   qualified plans and traditional IRAs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CONTRACT TYPE   LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------
TSA              o For 2010, maximum amount of employer and employee
                   contributions is generally the lesser of $49,000 or 100% of compensation, with maximum salary reduction contribution
                   of $16,500.

                 o If employer's plan permits, an individual at least age 50 at any time during 2010 can make up to $5,500 additional salary reduction "catch-up" contributions.

                 o All salary reduction contributions (whether pre-tax or desig-
                   nated Roth) may not exceed the total maximum ($16,500 in 2010 and age 50 catch-up of $5,500).

                 o Rollover or direct transfer contributions after age 701/2 must be net of any required minimum distributions.

                 o Different sources of contributions and earnings may be
                   subject to withdrawal restrictions.
--------------------------------------------------------------------------------
Governmental     o Contributions subject to plan limits. Maximum contribution
Employer EDC       for 2010 is lesser of $16,500 or 100% of includible com-
                   pensation.
                 o If plan permits, an individual may make catch-up contribu-
                   tions for 3 years of service preceding plan retirement age;
                   2010 maximum is $33,000.
                 o If governmental employer 457(b) EDC plan permits, an indi-
                   vidual at least age 50 at any time during 2010 can make up to $5,500 additional salary reduction "catch-up" contribu-
                   tions. This must be coordinated with the "catch-up"
                   contributions for 3 years of service preceding plan retire-
                   ment age.
--------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your certificate, see "Dates and prices at which certificate events occur" in "More information" later in this prospectus. Please review your certificate for information on contribution limitations.


                                               Contract features and benefits 17

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HOW EQUI-VEST(R) STRATEGIES IS AVAILABLE


The contract is offered to fund certain TSA and governmental employer EDC plans. The plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder and participants under the plans will be covered by the contract. The maximum issue age for the participant is 80.



HOW CONTRIBUTIONS CAN BE MADE

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Your initial contribution must be preceded by an enrollment form and any other form we need to process the contribution. If any information is missing or unclear we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all the information we require within five business days after we receive an incomplete enrollment form, we will inform the financial professional submitting the enrollment form on your behalf. We will then return the contribution to your employer unless you specifically direct us to keep your contribution until we receive the required information.

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to receiving your enrollment form. In this case, we will hold your contribution until the enrollment form is received, but for a period not to exceed 20 business days. If your application is received within this timeframe and it is incomplete, we will return your contribution to your employer or its designee within five business days after we receive the incomplete enrollment form or form, unless you specifically instruct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

Your employer can discontinue contributions at any time. We can discontinue contributions under the contract upon a material breach by your employer of the terms and conditions of the contract. If contributions are discontinued, all terms and conditions of the contract will still apply, however, no additional contributions will be accepted by us.



WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the fixed maturity options available under the investment method you or your employer selects (see "Selecting your investment method," later in this prospectus). We may, at any time, exercise our rights to change, limit or amend the number of investment options an employer may elect.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and fixed maturity options, subject to certain restrictions and your employer's plan limitations.
--------------------------------------------------------------------------------


18  Contract features and benefits

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PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
PORTFOLIO NAME                OBJECTIVE
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a
 ALLOCATION                   greater emphasis on current income.
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current
                              income.
--------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current
 ALLOCATION                   income, with a greater emphasis on capital
                              appreciation.
--------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Seeks long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Seeks a balance of high current income and capital
                              appreciation, consistent with a prudent level of
                              risk.
--------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Seeks long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.
 CORE EQUITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                APPLICABLE)
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     o AXA Equitable
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   o AXA Equitable
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------
AXA MODERATE-PLUS             o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       o AllianceBernstein L.P.
 EQUITY
                              o AXA Equitable

                              o ClearBridge Advisors, LLC

                              o Legg Mason Capital Management, Inc.

                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        o BlackRock Financial Management, Inc.

                              o Pacific Investment Management Company
                              LLC

                              o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    o AllianceBernstein L.P.
 EQUITY
                              o AXA Equitable

                              o BlackRock Investment Management, LLC

                              o JPMorgan Investment Management Inc.

                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 CORE EQUITY
                              o AXA Equitable

                              o Janus Capital Management LLC

                              o Thornburg Investment Management, Inc.
--------------------------------------------------------------------------------


                                               Contract features and benefits 19

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--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.
 GROWTH***
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Seeks long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Seeks long-term growth of capital.
--------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    Seeks high total return through a combination of
 BOND                        current income and capital appreciation.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Seeks long-term growth of capital.
--------------------------------------------------------------------------------
TARGET 2015 ALLOCATION       Seeks the highest total return over time consistent
                             with its asset mix. Total return includes capital
                             growth and income.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       o Goodman & Co. NY Ltd.
 GROWTH***
                             o SSgA Funds Management, Inc.

                             o T. Rowe Price Associates, Inc.

                             o Westfield Capital Management Company, L.P.
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       o AllianceBernstein L.P.
 VALUE
                             o AXA Equitable

                             o Institutional Capital LLC

                             o MFS Investment Management
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP         o AllianceBernstein L.P.
 GROWTH
                             o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Franklin Advisers, Inc.

                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   o AXA Equitable

                             o AXA Rosenberg Investment Management LLC

                             o BlackRock Investment Management, LLC

                             o Tradewinds Global Investors, LLC

                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    o Pacific Investment Management Company LLC
 BOND
                             o Post Advisory Group, LLC

                             o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       o AXA Equitable
 GROWTH
                             o BlackRock Investment Management, LLC

                             o Eagle Asset Management, Inc.

                             o Wells Capital Management Inc.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       o AXA Equitable
 VALUE
                             o BlackRock Investment Management, LLC

                             o Franklin Advisory Services, LLC

                             o Pacific Global Investment Management Company
--------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      o AXA Equitable

                             o RCM Capital Management LLC

                             o SSgA Funds Management, Inc.

                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
TARGET 2015 ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------
TARGET 2025 ALLOCATION       Seeks the highest total return over time consistent
                             with its asset mix. Total return includes capital
                             growth and income.
--------------------------------------------------------------------------------
TARGET 2035 ALLOCATION       Seeks the highest total return over time consistent
                             with its asset mix. Total return includes capital
                             growth and income.
--------------------------------------------------------------------------------
TARGET 2045 ALLOCATION       Seeks the highest total return over time consistent
                             with its asset mix. Total return includes capital
                             growth and income.
--------------------------------------------------------------------------------
EQ ADVISORS TRUST
PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------
ALL ASSET ALLOCATION         Seeks long-term capital appreciation and current
                             income.
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.
 INTERNATIONAL
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.
 VALUE CORE
--------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and
 EQUITY                      secondarily, income.
--------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term
 VALUE                       growth of income, accompanied by growth of capital.
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks a combination of growth and income to achieve
 INCOME                      an above-average and consistent total return.
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.
 RESEARCH
--------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        Seeks to achieve a total return before expenses
                             that approximates the total return performance of
                             the Russell 3000 Index, including reinvestment of
                             dividends, at a risk level consistent with that of
                             the Russell 3000 Index.
--------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to achieve a total return before expenses
                             that approximates the total return performance of
                             the Barclays Capital U.S. Aggregate Bond Index,
                             including reinvest- ment of dividends, at a risk
                             level consistent with that of the Barclays Capital
                             U.S. Aggregate Bond Index.
--------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses
                             that approximates the total return performance of
                             the S&P 500 Index, including reinvestment of
                             dividends, at a risk level consistent with that of
                             the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
TARGET 2025 ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------
TARGET 2035 ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------
TARGET 2045 ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------
EQ ADVISORS TRUST            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
ALL ASSET ALLOCATION         o AXA Equitable
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         o AllianceBernstein L.P.
 INTERNATIONAL
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    o AXA Equitable
 VALUE CORE
                             o BlackRock Investment Management, LLC

                             o Franklin Advisory Services, LLC
--------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     o BlackRock Investment Management, LLC
 EQUITY
--------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   o BlackRock International Limited
 VALUE
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    o Boston Advisors, LLC
 INCOME
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          o Bridgeway Capital Management, Inc.
 RESPONSIBLE
                             o Calvert Asset Management Company, Inc.
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   o Capital Guardian Trust Company
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          o Capital Guardian Trust Company
 RESEARCH
--------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/CORE BOND INDEX           o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    o Davis Selected Advisors, L.P.
--------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          o AllianceBernstein L.P.
--------------------------------------------------------------------------------


                                               Contract features and benefits 21

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--------------------------------------------------------------------------------
EQ ADVISORS TRUST
PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    Seeks to maximize income while maintaining
                             prospects for capital appreciation.
--------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        Primarily seeks capital appreciation and
 ALLOCATION                  secondarily seeks income.
--------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.
 ACQUISITIONS
--------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.
 VALUE
--------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          Seeks to achieve capital growth and current income.
--------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       Seeks to achieve long-term capital appreciation.
 EQUITY
--------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   Seeks to achieve a total return before expenses
                             that BOND INDEX approximates the total return
                             performance of the Barclays Capital Intermediate
                             U.S. Government Bond Index, includ- ing
                             reinvestment of dividends, at a risk level
                             consistent with that of the Barclays Capital
                             Intermediate U.S. Government Bond Index.
--------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
--------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a
                             sec- ondary objective to seek reasonable current
                             income. For purposes of this Portfolio, the words
                             "reasonable current income" mean moderate income.
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Seeks to achieve a total return before expenses
                             that approximates the total return performance of
                             the Russell 1000 Growth Index, including
                             reinvestment of dividends at a risk level
                             consistent with that of the Russell 1000 Growth
                             Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ ADVISORS TRUST            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        o AXA Equitable

                             o BlackRock Capital Management, Inc.

                             o BlackRock Investment Management, LLC
--------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Franklin Advisers, Inc.
--------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         o GAMCO Asset Management, Inc.
 ACQUISITIONS
--------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       o GAMCO Asset Management, Inc.
 VALUE
--------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o First International Advisors, LLC

                             o  Wells Capital Management, Inc.
--------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       o AXA Equitable
 EQUITY
                             o BlackRock Investment Management, LLC

                             o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   o SSgA Funds Management, Inc.
 BOND INDEX
--------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Hirayama Investments, LLC

                             o  Wentworth Hauser and Violich, Inc.
--------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      o MFS Investment Management
--------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
--------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Institutional Capital LLC
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    o AllianceBernstein L.P.
--------------------------------------------------------------------------------


22 Contract features and benefits

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--------------------------------------------------------------------------------
EQ ADVISORS TRUST
PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.
--------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses
                             that approximates the total return performance of
                             the Russell 1000 Value Index, including
                             reinvestment of dividends, at a risk level
                             consistent with that of the Russell 1000 Value
                             Index.
--------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of
 INCOME                      income without excessive fluctuation in market
                             value.
--------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of
 CORE                        income with reasonable risk.
--------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses
                             that approximates the total return performance of
                             the S&P Mid Cap 400 Index, including reinvestment
                             of dividends, at a risk level consistent with that
                             of the S&P Mid Cap 400 Index.
--------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income,
                             preserve its assets and maintain liquidity.
--------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.
 GROWTH
--------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Seeks to achieve capital growth.
 GROWTH**
--------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   Seeks to achieve capital appreciation, which may
                             occa- sionally be short-term, and secondarily,
                             income.
--------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks to generate a return in excess of traditional
                             money market products while maintaining an emphasis
                             on preservation of capital and liquidity.
--------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent
                             with moderate risk to capital.
--------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before
                             the deduction of Portfolio expenses) the total
                             return of the Russell 2000 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ ADVISORS TRUST            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      o AllianceBernstein L.P.

                             o AXA Equitable
--------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    o Lord, Abbett & Co. LLC
 INCOME
--------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     o Lord, Abbett & Co. LLC
 CORE
--------------------------------------------------------------------------------
EQ/MID CAP INDEX             o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
EQ/MONEY MARKET              o The Dreyfus Corporation
--------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         o Montag & Caldwell, Inc.
 GROWTH
--------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    o Morgan Stanley Investment Management Inc.
 GROWTH**
--------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        o OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    o Pacific Investment Management Company,
                               LLC
--------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         o AllianceBernstein L.P.

                             o AXA Equitable

                             o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       o AllianceBernstein L.P.
--------------------------------------------------------------------------------


                                               Contract features and benefits 23

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--------------------------------------------------------------------------------
EQ ADVISORS TRUST
PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and
 STOCK                       secondarily, income.
--------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   Seeks to achieve long-term capital growth.
--------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital
                             appreciation with income as a secondary
                             consideration.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.
--------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     Seeks to achieve long-term capital growth.
 OMEGA GROWTH*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ ADVISORS TRUST            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      o T. Rowe Price Associates, Inc.
 STOCK
--------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   o AXA Equitable

                             o BlackRock Investment Management, LLC

                             o Templeton Global Advisors Limited
--------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     o UBS Global Asset Management
                               (Americas) Inc.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     o Wells Capital Management, Inc.
 OMEGA GROWTH*
--------------------------------------------------------------------------------



* This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.

** This is the Portfolio's new name effective, on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.


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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the certificate,

(2) the annual minimum guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period.


The annual minimum guaranteed interest rate for 2010 is 1.25%. The lifetime minimum guaranteed interest rate can range from 1.00% to 3.00% depending on the calendar year in which your certificate is issued. The lifetime minimum guaranteed interest rate is shown in your certificate. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Current interest rates will never be less than the annual minimum guaranteed interest rate.



FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. As of May 1st, we currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for participants ages 76 and older. See "Allocating your contributions." As fixed maturity options expire, we expect to add maturity options so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o    the rate to maturity is 3%; or

o    the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) subject to plan restrictions, withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 16, 2010, the next available maturity date was June 15, 2017 (see "About our fixed maturity options" in "More information" later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your certificate or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The market value adjustment, positive or negative, resulting from a withdrawal or transfer of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your certificate. The amount of the adjustment will depend on two factors:


                                              Contract features and benefits  25

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(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II at the end of this prospectus provides an example of how the market value adjustment is calculated.


SELECTING YOUR INVESTMENT METHOD

Your employer or you must choose one of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.


--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation             o EQ/Mid Cap Index
o AXA Moderate-Plus Allocation          o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Small Cap        o EQ/Montag & Caldwell Growth
  Growth                                o EQ/Morgan Stanley Mid Cap Growth
o EQ/AXA Franklin Small Cap Value Core  o EQ/Mutual Large Cap Equity
o EQ/BlackRock Basic Value Equity       o EQ/Small Company Index
o EQ/Boston Advisors Equity Income      o EQ/T. Rowe Price Growth Stock
o EQ/Calvert Socially Responsible       o EQ/Templeton Global Equity
o EQ/Capital Guardian Growth            o EQ/UBS Growth and Income
o EQ/Capital Guardian Research          o EQ/Van Kampen Comstock
o EQ/Common Stock Index                 o EQ/Wells Fargo Advantage Omega
o EQ/Davis New York Venture               Growth
o EQ/Equity 500 Index                   o Multimanager Aggressive Equity
o EQ/Equity Growth PLUS                 o Multimanager Large Cap Core Equity
o EQ/Franklin Templeton Allocation      o Multimanager Large Cap Growth
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Large Cap Value
o EQ/GAMCO Small Company Value          o Multimanager Mid Cap Growth
o EQ/JPMorgan Value Opportunities       o Multimanager Mid Cap Value
o EQ/Large Cap Core PLUS                o Multimanager Small Cap Growth
o EQ/Large Cap Growth Index             o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS              o Multimanager Technology
o EQ/Large Cap Value Index              o Target 2015 Allocation
o EQ/Large Cap Value PLUS               o Target 2025 Allocation
o EQ/Lord Abbett Growth and Income      o Target 2035 Allocation
o EQ/Lord Abbett Large Cap Core         o Target 2045 Allocation
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International    o EQ/International Growth
o EQ/BlackRock International Value      o EQ/Oppenheimer Global
o EQ/Global Multi-Sector Equity         o Multimanager International Equity
o EQ/International Core PLUS
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation                  o AXA Moderate Allocation
--------------------------------------------------------------------------------
                                       B
--------------------------------------------------------------------------------
 Fixed income
o AXA Conservative Allocation           o EQ/Money Market
o AXA Conservative-Plus Allocation      o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                    o EQ/Quality Bond PLUS
o EQ/Franklin Core Balanced             o Multimanager Core Bond
o EQ/Global Bond PLUS                   o Multimanager Multi-Sector Bond
o EQ/Intermediate Government Bond Index
--------------------------------------------------------------------------------
 FIXED MATURITY OPTIONS
--------------------------------------------------------------------------------
 Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------


The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make it a group "B" investment option. Please note that if you select the "Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target Allo-


26  Contract features and benefits

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cation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

You may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.


ERISA CONSIDERATIONS FOR EMPLOYERS

If the employer's plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.


ALLOCATING YOUR CONTRIBUTIONS

Once your employer or you, whichever applies, have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that have been chosen, subject to any restrictions under the investment method. However, you may not allocate more than one contribution to any one fixed maturity option. If you are age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your certificate's value" later in this prospectus.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

UNALLOCATED ACCOUNT

When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.

The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed employer application, along with any other required documents. The contract date will be shown in the contract. The 12-month period beginning on the contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is the "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
--------------------------------------------------------------------------------


DEATH BENEFIT

Your certificate provides a death benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to the greater of (i) your account value (less any outstanding loan and accrued loan interest) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, or
(ii) the standard death benefit. Your account value will include any positive market value adjustment but will not include any negative market value adjustment that would apply to a withdrawal. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balance (including any accrued, but unpaid, interest).

ENHANCED DEATH BENEFIT

For an additional annual fee you may elect the enhanced death benefit.

You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(R) Strategies contract. Additionally, to elect this benefit, you must be younger than age 76 when participa-


                                              Contract features and benefits  27

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tion under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.

If you elect the enhanced death benefit, the death benefit is equal to the greater of:

     (a) your account value (without any negative market value adjust ment that would otherwise apply) as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); or

     (b) the enhanced death benefit as of the date of your death.

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.

If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal. Appendix III at the end of this prospectus provides an example of how the enhanced death benefit is calculated.


HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH
BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).

Before purchasing certain optional benefits such as the enhanced death benefit for your certificate, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime required minimum distribution ("RMD") requirements which begin after age 701/2 for this certificate by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your optional benefits and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing certain optional benefits may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Tax information" later in this prospectus.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

For contributions allocated to the variable investment options, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, the refund will equal the amount of the contributions plus any interest credited. For contributions allocated to the fixed maturity options, the refund will equal the amount of the contribution allocated to fixed maturity options reflecting any positive or negative market value adjustments. For TSA and EDC contracts, your refund will also be less any amounts in the loan reserve account. Some states require that we refund the full amount of the contribution (not including any investment gain or loss, or interest or market value adjustment).

We may require that you wait six months before you apply for a certificate with us again if:

o    you cancel your certificate during the free look period; or

o you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Please see "Surrender of your certificate to receive its cash value," later in this prospectus. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your certificate.


28  Contract features and benefits

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2. Determining your certificate's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the market adjusted amounts you have in the fixed maturity options; and (iv) if you have taken a loan, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.

Your certificate also has a "cash value." At any time before annuity payments begin, your certificate's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) any outstanding loan plus accrued interest.


YOUR CERTIFICATE'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day's value for one unit. The number of your certificate units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, enhanced death benefit charge or third-party transfer or exchange charge, will reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.


YOUR CERTIFICATE'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.


YOUR CERTIFICATE'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


                                        Determining your certificate's value  29

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3. Transferring your money among investment options


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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o If you are age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less. As of February 16, 2010, not all maturities were available.


o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.

o If your employer or you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any participation year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior participation year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior participation year.

o If you transfer money from another financial institution into the guaranteed interest option during your first participation year, and if your employer or you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that participation year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.


Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in "Disruptive transfer activity" below.

You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1)  the certificate number,

(2)  the dollar amounts to be transferred, and

(3)  the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values


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occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner/participant trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected certificate. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner/ participant.

Contract owners/participants should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


AUTOMATIC TRANSFER OPTIONS

INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.


FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."


INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring


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approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your certificate terminates.


REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, instructing us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semian nually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office.

For certificates with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the loan reserve account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans" in "Accessing your money," later in this prospectus.)


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4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available. EQUI-VEST(R) Strategies TSA participants may only withdraw amounts from their account value that are 100% vested, subject to the employer's approval, plan rules and applicable laws. (See "Forfeitures" below.) More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


FORFEITURES

A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant's account value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the employer/trustee and us.

Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal charge" under "Charges and expenses" later in this prospectus.


METHOD OF WITHDRAWAL



-------------------------------------------------------------
                  Partial                         Minimum
    Contract     withdrawal       Systematic    distribution
-------------------------------------------------------------
TSA            yes(1)(2)(3)     yes(1)(2)(3)    yes(2)(3)
-------------------------------------------------------------
EDC             yes(1)(2)(3)    yes(1)(2)(3)    yes(2)(3)
-------------------------------------------------------------

(1)  Only if the certificate is not subject to withdrawal restrictions.
(2)  Only if there are no outstanding loans.
(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.


PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of your employer's plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your certificate and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)

SYSTEMATIC WITHDRAWALS


If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.


You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.


(2) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.

(3) You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.


If you are invested in fixed maturity options, you may not elect option (1) or
(2).

You may elect systematic withdrawals if:

o    the plan permits it;

o    your certificate is not subject to withdrawal restrictions; and

o    your certificate does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

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Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.



LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS


(See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. Before electing an account-based withdrawal option, please refer to "Tax information," "Required minimum distributions" later in this prospectus. You may choose instead an annuity payout option.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding 403(b) plans and 457(b) EDC plans. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 701/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have an account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your certificate and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" later in this prospectus for your specific type of retirement arrangement.

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same participation year exceeds the 10% free withdrawal amount.

You may not elect the minimum distribution option if you have an outstanding loan under your certificate.

If you purchased your EQUI-VEST(R) Strategies TSA certificate via a direct transfer of funds from another 403(b) plan or contract and we were informed at the time of your purchase the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 701/2 or retiring.

--------------------------------------------------------------------------------
For certificates subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from a TSA certificate you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA certificate directly into an existing EQUI-VEST(R) NQ or ROTH IRA or an existing EQUI-VEST(R) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.


LOANS

If the plan permits, loans are available under a 403(b) plan or a governmental employer 457(b) EDC plan. Loans are available under the EQUI-VEST(R) Strategies contract only if requested by the employer. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to 403(b) plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. We do not permit loans under any TSA or governmental employer EDC certificate when the required minimum distribution automatic withdrawal option has been elected. Also, we reserve the right to change loan terms as long as any such change is made to maintain compliance with any applicable laws or regulations that may apply.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its delegate, or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA certificates subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC certificates, the loan must be approved by your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the certificate, read the terms and conditions in the loan request form carefully and consult with a


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tax adviser before taking a loan. Also, see Appendix IV later in this prospectus for any state restrictions you may be subject to if you take a loan.


We permit only one loan to be outstanding at any time. Also, we reserve the right to deny a loan request if you have previously defaulted on a loan, and failed to repay the outstanding amount due.

LOAN RESERVE ACCOUNT. When you take a loan, we will transfer to a "loan reserve account", an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). We will credit interest to the amount in the loan reserve account at a rate that is 2% lower than the loan interest rate that applies for the time your loan is outstanding. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee Table" for more information.

A loan will not be treated as a taxable distribution unless:

o    it exceeds limits of federal income tax rules; or

o    interest and principal are not paid when due; or

o    in some instances, service with the employer terminates.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

Loans are discussed further in "Tax information" later in this prospectus.


TERMINATION OF PARTICIPATION

Your participation under the EQUI-VEST(R) Strategies contract may be terminated by us and your account value paid to your employer if:

(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or

(4) the plan is no longer qualified under the Code and the EQUI- VEST(R) Strategies contract is terminated by us.

We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate your certificate.

The employer and, under certain circumstances, we may discontinue contributions under the EQUI-VEST(R) Strategies contract. Such discontinuance means that the employer will not permit any further salary deferral or employer contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by (i) transferring all the assets to another contract or (ii) withdrawing the forfeiture account and directing us to deal directly with the participants.

TEXAS ORP PARTICIPANTS

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur:

o    turning age 701/2; or

o    death; or

o    retirement; or

o termination of employment in all Texas public institutions of higher education.

To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We may change these provisions without your consent, but only to the extent necessary to maintain compliance with any law that applies.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:
(1)  the New York Stock Exchange is closed or restricts trading,
(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or
(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.
We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.
All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(R) Strategies offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract or your age at certificate issue. We have the right to require you to provide satisfactory evidence of the age of any person upon whose life an annuity form depends. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.



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ANNUITY PAYOUT OPTIONS

----------------------------------------------------------------
Fixed annuity payout options       o Life annuity

                                   o Life annuity with period
                                       certain

                                   o Life annuity with refund
                                       certain

                                   o Period certain annuity
----------------------------------------------------------------
Variable Immediate Annuity payout  o Life annuity
   options (as described in a
   separate prospectus for this    o Life annuity with period
   option)                             certain
----------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The EQUI-VEST(R) Strategies contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges. The amount applied to provide an annuity payout option will reflect the application of a withdrawal charge (except in those limited circumstances set forth in "Withdrawal charge," under "Charges and Expenses" later in this prospectus. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment. See "Market value adjustment" under "Contract features and benefits" earlier in this prospectus.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. You must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate's maturity date. Your certificate's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the participation date anniversary that follows your 85th birthday. This may be different in some states.


We will send you a notice with your certificate statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your certificate will be annuitized automatically.


We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. In


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general, the longer the period over which we expect to make payments, the lower will be your payment for each year.

The amount of the annuity payments will depend on:

(1)  the amount applied to purchase the annuity;

(2)  the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, your age (or your and the designated beneficiary's ages);

(4)  in the case of a period certain annuity, the period selected; and

(5)  the frequency of the payments.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


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5. Charges and expenses


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CHARGES UNDER THE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group and by variable investment option between 0.25% to 1.20% of daily net assets attributable to all certificates under the group contract. Contracts will generally have a charge of 1.20%, 0.90%, 0.70%, 0.50% or 0.25%.

Charges may be based on:

o the factors on which the mortality and expense risks charge and administration charges are based, including the size and type of the group;

o the plan provisions which may provide, among other things, the level of contributions including employer contributions and the frequency of benefit payments;

o    whether we will be the sole contract provider;

o    the level of services provided by your financial professional; and

o    our sales-related expenses.

The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the certificate. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge.

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each participation year. We deduct the charge if your account value on the last business day of the participation year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. The charge is equal to $30 or, if less, 2% of your account value plus any amounts previously withdrawn during the participation year. We reserve the right to increase this charge to a maximum of $65. For particular groups, the charge may be waived or reduced for account values of less than $25,000 or the charge may also be waived entirely.

We will deduct a pro rata portion of the charge if you surrender your certificate, elect an annuity payout option or you die during the participation year.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

Differences in this charge are due to variations in group characteristics including the total amount of plan assets. The charge is designed primarily to defray administrative expenses in connection with the issuing and daily administration of the contracts. We will determine the applicability of this charge pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER

We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible funding vehicle offered by another provider, or to another eligible plan. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant certificates under the contract. Transfers are subject to any required employer approval.

CHARGE FOR ENHANCED DEATH BENEFIT


If you elect the enhanced death benefit we deduct a charge annually from your account value on each participation date anniversary. The charge is equal to 0.15% of your account value.


The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

WITHDRAWAL CHARGE

A withdrawal charge of up to 6% may apply for up to the first 10 participation years, as set forth in the contract and participation certificate. Differences in the period for which and circumstances under which this charge applies are due to the total amount of plan assets under the contract, the frequency of the possible benefit payments as provided by the terms of the plan, other charges and fees


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under the contract and the compensation paid in connection with the sale of the contract. The period of and circumstances under which the withdrawal charge applies will be determined pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

As noted above, the withdrawal charge may vary from group to group. In general, the withdrawal charge schedule is one of three options selected by the group. Under some group contracts, the withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from the participant's account value during the first five participation years, 5% of the amount withdrawn during the 6th participation year, 4% of the amount withdrawn during the 7th participation year, 3% of the amount withdrawn during the 8th participation year, 2% of the amount withdrawn during the 9th participation year, and 1% of the amount withdrawn during the 10th participation year.

Under some group contracts, the withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from the participant's account value during the first four participation years and 5% of the amount withdrawn during the 5th participation year. Under this schedule, there is no withdrawal charge in the 6th and later participation years.

Under some group contracts, there is no withdrawal charge.

The withdrawal charge percentages may be different for certain group contracts, including group contracts issued to certain schools in Texas and other states.

If your group contract is subject to a withdrawal charge, it will not apply under the circumstances described as follows:

o each participation year you can withdraw up to 10% of your account value without paying a withdrawal charge (10% free withdrawal amount). The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the participation year; or

o    after five participation years and you are at least age 591/2; or

o you request a refund of an excess contribution within one month of the date on which the contribution is made; or

o    you die and the death benefit is made available to the beneficiary; or

o after five participation years if you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond your age 591/2 and allows no prepayment; or

o after three participation years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

o the amount withdrawn is applied to the election of a life contingent annuity payout option; or

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of your life expectancy, that allows no prepayment; or

o    you have reached age 55 and have separated from service.

In addition, particular groups may receive one or more of the following waivers:

(1)  You sever from employment with your employer.

(2)  The withdrawal is made to satisfy minimum distribution require ments.


(3) You elect a withdrawal that qualifies as a hardship (or unforesee able emergency under EDC) withdrawal under the Code.


(4) You have qualified to receive Social Security disability benefits as certified by the Social Security Administration or you are totally disabled. Total disability is your incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and you must continue to be deemed totally disabled.

     Written notice of claim must be given to us during your lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, you must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that you meet the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to give proof within such time. Such proof must be furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

(5) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).

(6) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

     -- its main function is to provide skilled, intermediate, or custo dial nursing care;

     --   it provides continuous room and board to three or more per sons;

     --   it is supervised by a registered nurse or licensed practical nurse;

     --   it keeps daily medical records of each patient;

     --   it controls and records all medications dispensed; and

     --   its primary service is other than to provide housing for resi dents.

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(7) The employer elects to move the plan assets to a different fund ing vehicle after five contract years.

(8) The withdrawal is made to provide any annuity benefits that we offer as requested by your employer.

The withdrawal charge will apply if the condition as described in items 4 through 6 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.

See Appendix IV, later in this prospectus for information on state availability and variations with respect to this charge.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the fixed maturity options to the extent you have values in those options. If we make up the required amounts from the fixed maturity options, a market value adjustment will apply. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


PLAN OPERATING EXPENSE CHARGE

Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense from your account value and to remit the amount withdrawn to either your Employer or your Employer's designee. The amount to be withdrawn is determined by your Employer; we will have no responsibility for determining that such amount is necessary and proper under the terms your Employer's plan. We do not apply a withdrawal charge to these the amounts withdrawn pursuant to these instructions.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o    Management fees ranging from 0.05% to 0.95%.


o    12b-1 fees of 0.25% for Class IB/B shares.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


VARIATIONS IN CHARGES

For certain groups offered the EQUI-VEST(R) Strategies contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the EQUI-VEST(R) Strategies contract, including a change in the standard death benefit or the minimum initial contribution requirements; permitting additional circumstances under which the withdrawal charge is waived; and/or establishing different rates to maturity for the fixed maturity options.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be


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negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


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6. Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT


You designate your beneficiary when you apply for your certificate. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not the participant is living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.



EFFECT OF YOUR DEATH

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with check-writing privileges. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a check is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.


BENEFICIARY CONTINUATION OPTION


Upon your death, your beneficiary may generally elect to keep the certificate in your name and receive distributions under the certificate instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your certificate.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 701/2, if such time is later. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

o The certificate continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

o    Loans will no longer be available.

o The standard death benefit and the enhanced death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o    Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in your certificate.


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o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the certificate in a lump sum.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


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7.  Tax information

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TAX INFORMATION AND ERISA MATTERS


OVERVIEW

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular employer's plan or contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax adviser before choosing EQUI-VEST(R) Strategies.


CHOOSING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(R) Strategies TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement below. Employers should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers should consider the annuity's features and benefits, such as EQUI-VEST(R) Strategies standard death benefit, enhanced death benefit, selection of variable investment options, provision of a guaranteed interest option and fixed maturity options and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include, but are not limited to, enhanced death benefits. Employers should consider the potential implication of these Regulations before choosing this annuity contract.



SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



SPECIAL RULES FOR TAX-FAVORED
RETIREMENT PLANS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o participation and coverage;

o nondiscrimination;

o vesting and funding;

o limits on contributions, distributions, and benefits;

o withholding;

o reporting and disclosure; and

o penalties.

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State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules.
It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.
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ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) plan or governmental employer 457(b) EDC plan as well as contributions you make to other eligible retirement plans or to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction


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contribution is already excluded from tax. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($55,500, after cost of living adjustment for 2010). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make contribution including extensions




TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. The IRS has announced relief measures for failure to have a written plan finalized by the beginning of 2009, as long as the written plan is adopted by December 31, 2009, and the plan operates in accordance with the 2007 Regulations beginning by January 1, 2009.

As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST(R) Strategies TSA contract:

o    annual contributions made through the employer's payroll; or

o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan to plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction


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agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code, which are made on an after-tax basis.

Some employer contributions may be subject to vesting under the employer's plan.


The annual limit on employer and employee contributions on behalf of an employee to defined contribution plans of an employer for 2010 is the lesser of $49,000 (after adjustment for cost of living changes) or 100% of compensation. When figuring out the contribution limit you have to:


o include reallocated forfeitures and voluntary nondeductible employee contributions;

o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and


o disregard compensation or earned income of more than a specified amount. This amount is $245,000 for 2010. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 403(b) plan or other cash or deferred arrangement are limited to $16,500 for 2010, and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 401(k) plans. If the plan permits, an individual who is at least age 50 at any time during 2010 can make up to $5,500 additional salary reduction contributions for 2010.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o    reaching age 591/2 even if still employed; or

o    disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) EDC plan) may be directly rolled over to a 403(b) TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA.

DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan or a 401(k) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under a 403(b) plan or a 401(k) plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan or a 401(k) plan.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and


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other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.



SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 701/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 701/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.



DISTRIBUTIONS FROM TSAS


GENERAL

Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.


WITHDRAWAL RESTRICTIONS -- SALARY REDUCTION CONTRIBUTIONS.

You generally are not able to withdraw or take payment from your TSA contract unless you reach age 591/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same State employer).

These restrictions do not apply to the amount directly transferred to your TSA certificate that represents your December 31, 1988, account balance attributable to a 403(b) annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts directly transferred to your TSA certificate in a contract exchange under the same plan or a direct transfer from another 403(b) plan.

If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer's plan.


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Withdrawals from a designated Roth account in a TSA contract are subject to these withdrawal restrictions.


WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS


Amounts attributable to employer contributions are subject to withdrawal restrictions. Under the 2007 Regulations, these rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable. The plan may also impose withdrawal restrictions on employer contribution and related earnings.



EXCEPTIONS TO WITHDRAWAL REDUCTIONS

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.

TAX TREATMENT OF DISTRIBUTIONS FROM TSAS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA certificate, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA certificate, we assume that all amounts distributed from your TSA certificate are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 591/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse may also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

LOANS FROM TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public employee deferred compensation plans (EDC Plans)" later in this prospectus.

If the plan permits, loans are available from a 403(b) plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax requirements apply even if the plan is not subject to ERISA. Please see Appendix IV later in this prospectus for any state rules that may affect loans.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.


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We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) Strategies TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) EDC plan, a traditional IRA or a TSA. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.


The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.


NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan.

ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may only be rolled over to a designated Roth account under another 403(b) plan or a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth after-tax contribution account under a 403(b) plan or 401(k) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 591/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) plan or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.

DISTRIBUTION REQUIREMENTS

TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.

SPOUSAL CONSENT RULES

If ERISA rules apply to your TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when


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you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the participant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the participant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 591/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 591/2 penalty tax include distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)


SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code include governmental entities such as states, municipalities and state agencies (governmental employer). Since EQUI-VEST(R) Strategies is open only to governmental employer EDC plans; no rules applicable to tax-exempt employees are discussed.


An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.


CONTRIBUTION LIMITS. The maximum contribution for 2010 is the lesser of $16,500 or 100% of includible compensation.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $33,000 for 2010.

If the plan permits, an individual at least age 50 at any time during 2010 may be able to make up to $5,500 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.


ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 701/2, severs from employment with the employer or is faced with an unforeseeable emergency. Under Treasury Regulations, amounts may also be distributed on plan termination. Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to


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withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan, because the funds are accounted for separately.

DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to TSAs. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 701/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

TAX TREATMENT OF DISTRIBUTIONS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 591/2 distributions.

TAX-DEFERRED ROLLOVERS. A participant in a governmental employer EDC plan, or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b) plan, or traditional
IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.


Distributions from a governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


LOANS. Same as for TSAs. (See "Loans from TSAs" under "Distributions from TSAs" earlier in this prospectus.)


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS


If you are a participant in a 403(b) plan or a governmental employer EDC plan, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.


Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, including 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION

Generally, 403(b) plan and 457(b) EDC plan participants must take the first required minimum distribution for the calendar year in which the participant turns age 701/2. However, 403(b) plan and 457(b) EDC plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 701/2, as follows:

o For 403(b) plan and 457(b) EDC plan participants who have not retired from service with the employer who provided the funds for this TSA or EDC contract by the calendar year the participant turns age 701/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 701/2.

The first required minimum distribution is for the calendar year in which you turn age 701/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 701/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 701/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum


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distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your TSA account or EDC account as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR RETIREMENT PLANS?

No, if you want, you can choose a different method for each of your retirement plans. For example, you can choose an annuity payout from your TSA certificate, a different annuity payout from a qualified plan, and an account-based annual withdrawal from an IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR CERTIFICATE BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our required minimum distribution (RMD) automatic withdrawal option. Otherwise, you will be responsible each year for asking us to pay the required minimum distribution withdrawal to you.

The IRS will let you calculate the required minimum distribution for each TSA that you maintain, using the method that you picked for that particular 403(b) funding vehicle. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall 403(b) plan required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSA contracts or custodial accounts that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans or TSAs to the amounts you have to take from your traditional IRAs and vice-versa.


WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA contract or custodial account that you own. Note that in the case of an EDC plan the distribution must be taken annually from the EDC contract.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Please note the temporary suspension of account-based required minimum distribution withdrawals, both lifetime and post-death, in calendar year 2009.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay


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starting payments over his/her life expectancy until the year in which you would have attained age 701/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.


ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(R) Strategies processing and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST(R) Strategies TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

We might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


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Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $24,960 in periodic annuity payments in 2010 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a TSA or governmental employer 457(b) EDC plan which is not an eligible rollover distribution we generally withhold at a flat 10% rate.


You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA or governmental employer EDC plan. If a non-periodic distribution from a TSA or governmental employer EDC plan is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from governmental employer 457(b) EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer 457(b) EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 701/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions which fit specified technical tax rules; or

o    loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant current spouse or former spouse.

A death benefit payment to the plan participant surviving spouse, or a qualified domestic relations order distribution to the plan participant current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information

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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IA/A or Class IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)  to deregister Separate Account A under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)  to close an investment option to new contributions or transfers.

If the exercise of these rights results in a material change in the underlying investment of the Separate Account, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or Online Account Access or from your financial professional.


The rates to maturity for new allocations as of February 16, 2010 and the related price per $100 of maturity value were as shown below:




--------------------------------------------------------------------------------
  FIXED MATURITY OPTIONS
 WITH JUNE 15TH MATURITY    RATE TO MATURITY AS OF      PRICE PER $100 OF
  DATE OF MATURITY YEAR       FEBRUARY 16, 2010         MATURITY VALUE
--------------------------------------------------------------------------------
           2010                  3.00%*                    $ 99.04
           2011                  3.00%*                    $ 96.16
           2012                  3.00%*                    $ 93.35
           2013                  3.00%*                    $ 90.63
           2014                  3.00%*                    $ 87.99
           2015                  3.00%*                    $ 85.43
           2016                  3.00%*                    $ 82.93
           2017                  3.10%                     $ 79.95
           2018                  3.30%                     $ 76.30
           2019                  3.60%                     $ 71.89
--------------------------------------------------------------------------------


* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


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HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II later in this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The interests under the contract in the general account are issued by AXA Equitable. Interests in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Com-


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pany Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day:
         - after 4:00 PM, ET on a business day; or
         - after an early close of regular trading on the NYSE on a business day.


o When a charge is to be deducted on a participation date anniversary that is a non-business day, we will deduct the charge on the next business day.


o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o    the election of trustees;

o    the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.


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SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change the terms of the contract and any certificate thereunder without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract and any certificate thereunder must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a participant's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.


FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

The owner may not assign a contract or certificate for any purpose.

You cannot assign a certificate as security for a loan or other obligation. Loans from account value, however, are permitted unless restricted by the employer.


FUNDING CHANGES

The employer or trustee can change the funding vehicle for the plan.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 12.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 0.35% of contract account value.


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If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(R) Strategies on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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9. Incorporation of certain documents by reference


--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


60  Incorporation of certain documents by reference

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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 1.20% and 0.50%. The unit values and number of units outstanding for contracts offered under Separate Account A with daily asset charges of 0.90% and 0.70% are available in the Statement of Additional Information. To request a copy of the Statement of Additional Information, please contact our Processing Office. At the date of this Prospectus, unit values and number of units outstanding for contracts offered under Separate Account A with an asset based charge of 0.25% did not exist. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.



-------------------------------------------------------------------------------------------------------------------------
                                                                                                 FOR THE YEARS
                                                                                              ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                                                                2000         2001
-------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.11     $ 132.52
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              41          119
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.26     $  87.02
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2002         2003         2004
-------------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.19     $ 120.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1           12
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 102.19     $ 107.05
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           31
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.18     $ 110.91
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           21
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.00     $ 119.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           50
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.12     $ 141.44     $ 154.51
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             183          219          284
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  75.88     $  96.00     $ 115.37
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              74           85          120
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 107.01
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            6
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  63.23     $  79.94     $  81.81
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            4            6
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
-------------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.76     $ 149.99     $ 157.32
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              32           83          150
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.35     $ 113.87     $ 119.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              42           55          100
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.14     $ 121.57     $ 126.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              44           80          145
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 165.24     $ 180.56     $ 190.05
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           27
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.60     $ 142.10     $ 149.35
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             122          290          487
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.98     $ 160.24     $ 177.32
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           16
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 174.78     $ 188.69     $ 218.08
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            3
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.27     $  97.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           10
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 157.16     $ 187.75     $ 187.68
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             294          276          266
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.34     $ 156.89     $ 170.79
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             197          231          237
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.23     $ 128.59     $ 131.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              50           67           72
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  87.90     $  91.39     $ 101.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               8            9           12
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING
                                                                                                 DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2008         2009
-------------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 104.51
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            3
-------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  94.51     $ 118.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            183          240
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 104.64     $ 113.55
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            129          137
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 100.86     $ 114.02
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            141          173
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 142.17     $ 164.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             54           62
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 100.67     $ 121.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            554          652
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  86.55     $ 108.95
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             24           31
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 119.54     $ 160.64
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              7            9
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  64.30     $  81.46
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             15           15
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 117.63     $ 151.42
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            237          251
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  96.19     $ 123.78
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            198          175
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  88.11     $  97.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             68           68
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  54.79     $  70.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             12           15
-------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-1

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THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 FOR THE YEARS
                                                                                              ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2000         2001
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.80     $ 108.22
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           31
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 105.94
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.02     $  76.26
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           10
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.36     $  87.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              42           44
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002        2003        2004
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  54.11    $  66.27    $  69.10
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5          11          12
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  80.55    $ 104.65    $ 114.66
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            130         142         147
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.19    $ 109.48    $ 112.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             45          72          95
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  92.57    $ 119.93    $ 130.94
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             47         133         180
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  57.25    $  78.17    $  82.67
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             16          26          53
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 113.27
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           7
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  81.32    $ 125.29    $ 153.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             54          69          95
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.97    $  89.06    $  99.97
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             12          31          75
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2005        2006        2007
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  71.76    $  76.14    $  79.35
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             17          27          43
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 120.15    $ 133.03    $ 133.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            147         143         370
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 171.66    $ 188.20    $ 192.89
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          17
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 113.71    $ 116.91    $ 119.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            130         144         159
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  97.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           8
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 164.80    $ 187.87    $ 195.29
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           2          16
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 143.22    $ 154.70    $ 174.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            241         295         326
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  84.92    $  88.82    $  97.69
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             44          38          41
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 104.34    $ 105.20
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          22         149
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $  95.25
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          69
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 105.14    $ 116.57    $ 119.10
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              5          12          21
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 116.74    $ 137.07    $ 148.00
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             62          80         128
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  97.53    $  99.66    $ 107.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          14          37
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 200.85    $ 271.98    $ 381.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            144         181         196
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 140.78    $ 143.80    $ 152.20
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 115.69    $ 136.30    $ 155.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             97         121         116
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 115.10    $ 142.89    $ 164.04
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              3          14          40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING
                                                                                                DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2008        2009
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  46.72    $  61.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             41          39
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  79.64    $ 103.44
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            316         277
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.37    $ 136.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             29          31
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.14    $ 108.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            122         139
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  58.27       76.38
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             19          36
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 121.23    $ 151.14
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             35          45
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 102.82    $ 129.84
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            333         315
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  69.88    $  96.86
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             47          60
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  70.88    $  91.41
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            134         120
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  59.39    $  75.38
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             87          86
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 101.40    $ 116.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             18          17
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 101.39    $ 141.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            143         181
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 113.22    $ 114.06
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             73          76
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 160.80    $ 238.40
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            162         167
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 156.16    $ 151.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1           2
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  84.53    $ 113.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            128         167
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  96.79    $ 131.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             40          42
-------------------------------------------------------------------------------------------------------------------------------


I-2 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE YEARS
                                                                                             ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2000        2001
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.43    $  95.23
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              17          32
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.57    $  85.14
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              17          21
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.88    $  70.52
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             350         438
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 142.46    $  92.82
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             288         316
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  94.71
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          71
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.02    $  85.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9         106
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.60    $  88.97
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              14         126
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.19    $ 112.74
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              57         125
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002        2003         2004
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  76.16    $  95.42     $ 104.53
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             35          35           38
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  66.44    $  80.11     $  88.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             26          31           32
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  47.97    $  58.38     $  62.52
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            383         362          311
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  60.23    $  76.94     $  85.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            265         250          232
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  80.81    $ 102.78     $ 115.20
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            173         235          340
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  68.93    $  97.80     $ 112.12
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            195         301          399
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  74.98    $  98.72     $ 114.94
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            261         291          333
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 112.77    $ 112.05     $ 111.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            107          83           75
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 104.69
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  81.65    $ 117.68     $ 136.81
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             18          59          104
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.33     $ 127.65     $ 124.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              39           39           38
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.39     $ 104.21     $ 106.95
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           28           26
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  70.99     $  69.76     $  78.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             281          249          223
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  92.23     $  98.21     $ 112.19
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             215          178          167
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.44     $ 112.35     $ 104.42
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6           41           49
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.01     $ 143.93     $ 135.87
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             396          471           42
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.09     $ 122.86     $ 125.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3           10           13
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.72     $ 117.71     $ 128.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            5           10
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.83     $ 129.84     $ 138.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          494          531
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.42     $ 140.50     $ 136.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             377          382          349
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.12     $ 127.45     $ 132.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              68            -            1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.03     $ 116.29     $ 138.79
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6            5           11
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 107.15     $ 107.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            8           73
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 110.99     $ 115.91
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            3           17
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.44     $  98.64     $ 108.63
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              35           56           73
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.02     $ 153.26     $ 158.68
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 140.93     $ 163.91     $ 158.96
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             133          167          193
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING
                                                                                                DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2008        2009
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  74.13    $  96.91
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             31          26
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  66.14    $  82.67
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             26          22
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  49.46    $  66.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            194         188
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  68.46    $  91.21
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            153         147
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  44.66    $  52.58
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             27          28
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  76.51    $  91.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             64          78
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  78.71    $  91.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             12          11
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  87.77    $ 108.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             13          40
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  69.43    $  93.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            504         465
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  81.55    $ 109.46
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            268         368
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 133.68    $ 132.46
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              2           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  92.02    $ 117.96
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             33          40
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  65.81    $  81.35
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             71          61
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.86    $  92.93
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             29          36
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 102.98    $ 109.89
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            145         198
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 146.86    $ 135.29
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1         123
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 103.45    $ 128.91
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            185         195
-------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-3

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  FOR THE YEARS
                                                                                               ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             2000    2001       2002
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $ 106.88
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            83
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  78.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            17
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  76.54
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            21
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  67.96
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            32
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  79.20
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            32
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  62.08
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            43
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  73.80
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            36
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --            --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $ 112.91
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            27
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $  56.71
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --             9
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2003         2004         2005
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.26     $ 114.31
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           26
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.27     $ 117.68
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           21
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 104.39
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            9
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 123.86
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            4
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  91.83
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.55     $ 112.44     $ 113.04
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             100          106          121
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.76     $ 120.87     $ 137.87
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           62           71
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  96.89     $ 104.99     $ 110.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31           33           31
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  87.71     $  92.44     $  98.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              53           65           65
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.57     $ 115.96     $ 122.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              39           51           62
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.02     $  94.96     $ 101.69
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              94          125          122
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.53     $ 116.68     $ 123.75
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              66           91           89
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 123.10
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 114.62     $ 121.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1           26
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 153.26     $ 177.32     $ 183.41
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              54          102          120
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  88.33     $  91.63     $ 100.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              31          130          128
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2006         2007        2008
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.40     $ 114.84    $  65.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              30          152         155
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.73     $ 108.55    $  63.47
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           54          43
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.73     $ 132.66    $  78.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              46           65          64
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.54     $ 115.14    $  71.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              23           32          24
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.70     $ 161.70    $  84.15
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              12           34          47
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.60     $ 105.47    $  55.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           5
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.90     $ 121.67    $ 123.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             111          108          95
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 170.70     $ 189.61    $  98.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              89           88          80
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.24     $ 128.89    $  76.99
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              29           30          27
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.10     $ 106.72    $  57.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              66           67          65
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 144.66     $ 148.12    $  91.53
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              87           93          86
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.13     $ 121.76    $  67.87
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             116          107          96
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 140.28     $ 138.72    $  87.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              85           82          69
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.04     $ 136.92    $  80.78
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2         154
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 132.55     $ 135.77    $  77.65
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              50           72          59
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 210.41     $ 187.41    $ 115.05
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             127          112          94
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.79     $ 124.72    $  65.21
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             124          126         121
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE
                                                                                           YEARS ENDING
                                                                                           DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2009
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  92.41
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            200
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  81.54
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             51
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 102.84
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             57
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  91.00
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             24
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 130.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             85
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  75.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             20
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 131.81
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             97
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 126.88
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             70
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 100.80
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             23
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  77.69
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             55
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 111.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             77
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  95.07
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             92
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 125.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             66
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  87.51
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            139
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 103.21
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             50
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 143.69
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             85
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 102.08
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            131
-------------------------------------------------------------------------------------------------------------------------------


I-4 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



     THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED
                           UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE YEARS ENDING
                                                                                                    DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             2000    2001    2002    2003
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --      --      --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE YEARS ENDING
                                                                                                   DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             2004    2005       2006
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $ 108.37
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $ 109.32
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --             2
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $ 110.21
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --             1
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --      --      $ 110.99
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --      --            --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2007        2008        2009
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.81     $ 78.86     $ 93.74
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5          11          13
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.96     $ 74.45     $ 90.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              15          24          33
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.92     $ 71.58     $ 88.79
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               7          14          22
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.22     $ 68.52     $ 86.50
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           9          12
-------------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information I-5

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE YEARS
                                                                                             ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002         2003
-------------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 109.38
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 102.37
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 104.36
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 108.19
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 88.81     $ 115.93
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 62.51     $  79.64
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 57.22     $  72.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 47.88     $  59.05
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 73.83     $  96.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $108.01     $ 111.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004         2005         2006
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.67     $ 130.82     $ 153.46
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.00     $ 110.08     $ 116.51
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.89     $ 114.94     $ 124.39
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 103.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.23     $ 127.61     $ 145.39
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 105.97
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 103.84
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 108.50
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.54     $ 130.65     $ 157.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  96.39     $ 106.30     $ 132.94
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.17     $ 113.20     $ 130.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  75.08     $  81.24     $  85.06
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  62.01     $  64.85     $  69.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.60     $ 112.49     $ 125.42
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 104.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.07     $ 117.03     $ 121.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2007        2008         2009
-------------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --     $ 104.73
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 162.11    $  98.08     $ 124.22
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           1            2
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.65    $ 108.60     $ 118.67
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.56    $ 104.67     $ 119.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.30    $  82.34     $  96.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 153.90    $ 104.47     $ 126.77
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           3            5
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.10    $  58.05     $  73.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           1           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.87    $  66.73     $  90.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.64    $  65.36     $  83.39
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 158.23    $  99.88     $ 129.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 145.75    $  82.67     $ 107.14
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.77    $  90.78     $ 100.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  94.90    $  51.72     $  67.36
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  72.73    $  43.13     $  57.26
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.86    $  76.16     $  99.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.52    $  60.28     $  77.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2           1            1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 124.31    $ 112.63     $ 115.08
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------


I-6 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE YEARS
                                                                                             ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002         2003
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 93.38     $ 121.84
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 56.66     $  77.91
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 70.62     $ 109.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 61.65     $  81.36
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 78.07     $  98.51
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 64.03     $  77.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 44.22     $  54.21
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 35.99     $  46.31
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004         2005         2006
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 103.22
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.98     $ 147.58     $ 160.53
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  82.98     $  85.83     $  90.42
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 104.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 105.64     $ 117.94
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.44     $ 117.75     $ 139.23
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  97.69     $ 100.53
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.82     $ 178.13     $ 242.92
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 100.44
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  91.97     $ 107.18     $ 127.17
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 115.64     $ 144.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.69     $ 112.39     $ 134.61
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.19     $  91.93     $ 103.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  58.46     $  66.85     $  66.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  51.89     $  56.29     $  60.37
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2007        2008         2009
-------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  97.46    $  58.95    $  77.82
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.06    $  67.56    $  84.82
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 182.16    $ 108.22    $ 137.63
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 100.16    $  72.15    $ 100.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 106.18    $  72.05    $  93.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  95.67    $  60.08    $  76.79
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 121.36    $ 104.07    $ 120.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 151.41    $ 104.46    $ 147.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 109.34    $ 115.84    $ 117.53
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 343.25    $ 145.67    $ 217.50
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 107.06    $ 110.63    $ 107.84
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 145.80    $  80.00    $ 107.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 167.16    $  99.33    $ 135.64
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 132.31    $  79.29    $ 104.38
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 106.78    $  66.51    $  83.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  75.03    $  47.58    $  64.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  69.45    $  42.68    $  57.27
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
-------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-7

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE YEARS
                                                                                             ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002         2003
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 89.18     $ 114.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 71.73     $ 102.49
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 95.25     $ 126.30
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 82.28     $ 119.41
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004         2005         2006
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 106.62     $ 113.34
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.95     $ 135.28     $ 163.40
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 105.59     $ 124.31
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 106.21     $ 119.10
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.33     $ 125.23     $ 138.97
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 148.09     $ 164.04     $ 183.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 100.76
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.85     $ 109.97     $ 118.12
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 107.38
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 111.23
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  99.91     $  99.80
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 100.81
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 139.82     $ 145.04     $ 169.88
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.43     $ 115.29     $ 110.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 107.79
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.44     $ 118.70     $ 134.82
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.88     $ 120.95
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2007        2008         2009
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.08    $  45.70    $  54.18
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 155.34    $  88.09    $ 105.72
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.98    $  80.78    $  94.93
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 131.15    $  90.08    $ 112.50
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.37    $  75.38    $ 102.20
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 179.75    $ 108.09    $ 146.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.25    $ 107.20    $ 106.97
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.99    $  94.81    $ 122.39
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.61    $  66.89    $  83.28
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.99    $  68.98    $  95.14
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 110.69    $ 105.68    $ 113.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.12    $  97.98    $ 103.61
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 165.93    $ 108.75    $ 136.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.48    $  67.56    $  95.88
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.56    $  64.51    $  83.47
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 135.71    $  80.98    $ 106.71
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.33    $  73.61    $  94.05
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------


I-8 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 FOR THE YEARS
                                                                                              ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2002         2003
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.64     $ 111.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  78.74     $ 105.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  77.08     $  98.27
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  68.45     $  88.96
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  79.76     $ 104.03
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  62.53     $  87.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  74.33     $ 103.99
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.77     $ 148.68
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  57.12     $  89.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004         2005         2006
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 124.44     $ 135.28
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 105.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.85     $ 116.28     $ 120.06
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.46     $ 141.82     $ 176.83
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.24     $ 113.89     $ 128.70
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  94.42     $ 100.98     $ 100.59
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.45     $ 126.22     $ 149.85
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  96.99     $ 104.60     $ 114.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.18     $ 127.30     $ 145.32
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 102.63
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 114.80     $ 122.78     $ 134.64
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 173.24     $ 180.45     $ 208.48
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.59     $ 103.61     $ 110.62
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 108.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 109.56
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 110.45
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 111.24
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                2007        2008         2009
-------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 164.77    $  86.36     $ 134.96
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.93    $  62.19     $  85.16
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.94    $ 129.41     $ 139.47
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 197.82    $ 103.86     $ 134.26
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.47    $  80.89     $ 106.66
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.34    $  60.51     $  82.21
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 154.53    $  96.17     $ 117.57
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.03    $  71.31     $ 100.60
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 144.72    $  92.21     $ 132.45
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.59    $  80.57     $  88.11
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 138.89    $  80.00     $ 107.09
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 187.01    $ 115.62     $ 145.43
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.12    $  68.52     $ 108.02
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.88    $  80.16     $  95.96
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.04    $  75.68     $  92.77
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.01    $  72.76     $  90.90
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.32    $  69.65     $  88.55
-------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
-------------------------------------------------------------------------------------------------------------------------------




                                 Appendix I: Condensed financial information I-9

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Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2010 to a fixed maturity option with a maturity date of June 15, 2018 (eight years later) at a hypothetical rate to maturity of 7.00% (H), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2014.(a)





-------------------------------------------------------------------------------------------------------
                                                                                HYPOTHETICAL ASSUMED
                                                                                 RATE TO MATURITY(J)
                                                                                 ON JUNE 15, 2014
                                                                             --------------------------
                                                                                    5%          9%
-------------------------------------------------------------------------------------------------------
AS OF JUNE 15, 2014 BEFORE WITHDRAWAL
-------------------------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                                    $141,389    $121,737
-------------------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                                     $131,104    $131,104
-------------------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                                           $ 10,285    $ (9,367)
-------------------------------------------------------------------------------------------------------
ON JUNE 15, 2014 AFTER $50,000 WITHDRAWAL
-------------------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                            $  3,637    $ (3,847)
-------------------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
  $50,000 - (4)                                                                  $ 46,363    $ 53,847
-------------------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                                         $ 91,389    $ 71,737
-------------------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                                             $ 84,741    $ 77,257
-------------------------------------------------------------------------------------------------------
(8) maturity value (d)                                                           $111,099    $101,287
-------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:


 (a)      Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)      Market adjusted amount is based on the following calculation:

           Maturity value                               $171,882
          ________________                          ________________
                                       =                                           where j is either 5% or 9%
           (1+j)(D/365)                             (1+j)(1,461/365)

 (c)      Fixed maturity amount is based on the following calculation:

           Maturity value                                 $171,882
          ________________                          ___________________
                                       =
           (1+h)(D/365)                             (1+0.07)(1,461/365)

 (d)      Maturity value is based on the following calculation:

          Fixed maturity amount x (1+h)(D/365) = ($84,741 or $77,257) x (1+0.07)(1,461/365)

II-1 Appendix II: Market value adjustment example

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Appendix III: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the enhanced death benefit, the death benefit is equal to
(i) your account value (without any negative market value adjustment), or (ii) the standard death benefit, less any outstanding loan balance (including any accrued, but unpaid loan interest). The standard death benefit is equal to your total contributions, adjusted for withdrawals, including any withdrawal charges and taxes that may apply. If you elect the enhanced death benefit, the death benefit is equal to (i) the account value (without any negative market adjustment that would otherwise apply), or (ii) the enhanced death benefit as of the date of your death, whichever provides the highest amount.

Please see "Death benefit" under "Contract features and benefits" earlier in this prospectus for more detailed information.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no loans or withdrawals, the death benefit for a participant age 45 would be calculated as follows:



---------------------------------------------------------------------------------------------
  END OF PARTICIPATION
         YEAR               ACCOUNT VALUE(1)    CONTRIBUTION        ENHANCED DEATH BENEFIT
---------------------------------------------------------------------------------------------
            1               $  105,000(2)       $100,000                 $   100,000
---------------------------------------------------------------------------------------------
            2               $  115,500(2)                                $   100,000
---------------------------------------------------------------------------------------------
            3               $  129,360(2)                                $   129,360(2)
---------------------------------------------------------------------------------------------
            4               $  103,488                                   $   129,360(3)
---------------------------------------------------------------------------------------------
            5               $  113,837                                   $   129,360(3)
---------------------------------------------------------------------------------------------
            6               $  127,497                                   $   129,360(3)
---------------------------------------------------------------------------------------------
            7               $  127,497                                   $   129,360(3)
---------------------------------------------------------------------------------------------
            8               $  133,872(2)                                $   129,360
---------------------------------------------------------------------------------------------
            9               $  147,259                                   $   147,259(4)
---------------------------------------------------------------------------------------------

The account values for participation years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%,
12.00%, 0.00%, 5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1) If the enhanced death benefit was not elected, the death benefit on each participation date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the enhanced death benefit was elected, at the end of participation years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in participation year 3, the enhanced death benefit is increased to equal the account value.

(3) At the end of participation years 4, 5, 6 and 7, the death benefit would be equal to the enhanced death benefit since it is higher than the account value. Also, at the end of participation year 6, no adjustment would be made to the enhanced death benefit, since the enhanced death benefit is higher than the account value.

(4) At the end of participation year 9, the enhanced death benefit would be increased to the account value, since the account value on the participation date anniversary is higher than the current enhanced death benefit.


                                       Appendix III: Death benefit example III-1

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Appendix IV: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


STATES WHERE CERTAIN EQUI-VEST(R) STRATEGIES FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS        CONTRACT TYPE        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Contract features and   All contract types   If you reside in the state of California and you are age
                benefits"--"Your right to                         60 or older at the time the contract is issued, you may
                cancel within a certain                           return your variable annuity contract within 30 days from
                number of days"                                   the date that you receive it and receive a refund as
                                                                  described below.

                                                                  If you allocate your entire initial contribution to the
                                                                  EQ/Money Market option, the amount of your refund will
                                                                  be equal to your contribution less interest, unless you
                                                                  make a transfer, in which case the amount of your refund
                                                                  will be equal to your account value on the date we
                                                                  receive your request to cancel at our processing office.
                                                                  This amount could be less than your initial contribution.
                                                                  If you allocate any portion of your initial contribution to variable investment options other than the EQ/Money
                                                                  Market option, your refund will be equal to your account
                                                                  value on the date we receive your request to cancel at
                                                                  our processing office.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   See "Withdrawal Charge"      All contract types   Waivers (4), (5), and (6) are not available.
                in the "Charges under the
                contract" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
MISSOURI        See "Withdrawal Charge"      All contract types   Waiver (4) regarding total disability is not available.
                in the "Charges under the
                contract" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE   See "Withdrawal Charge"      All contract types   Waiver (6) regarding the definition of a nursing home
                in the "Charges under the                         was changed to "(a) a provider of skilled nursing care ser-
                contract" section under                           vice", while it only needs to "provide continuous room and
                "Charges and expenses"                            board."
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA    See "Loans under TSA and     All contract types   Taking a loan in excess of Internal Revenue Code limits
                governmental employer                             may result in adverse tax consequences. Please consult
                EDC contracts" in "Access-                        your tax adviser before taking a loan that exceeds the
                ing your money"                                   Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
TEXAS           See "Loans" in "Accessing    All contract types   Taking a loan in excess of the Internal Revenue Code
                your money"                                       limits may result in adverse tax consequences. Please
                                                                  consult your tax adviser before taking a loan that
                                                                  exceeds the Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
VERMONT         See "Loans under TSA and     All contract types   Taking a loan in excess of Internal Revenue Code limits
                governmental employer                             may result in adverse tax consequences. Please consult
                EDC contracts" in "Access-                        your tax adviser before taking a loan that exceeds the
                ing your money"                                   Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------


IV-1 Appendix IV: State contract availability and/or variations of certain features and benefits

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                          www.axa-equitable.com/green



------------------------------------------------------------------------------------------------------------------------------------
 State        Features and benefits       Contract type        Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON   See "Withdrawal Charge"     All contract types   Waiver (6) regarding the definition of a nursing home is
             in the "Charges under the                        deleted, and replaced with the following:
             contract" section under
             "Charges and expenses"                           "A nursing home for this purpose means any home,
                                                              place, or institution which operates or maintains facilities providing convalescent or chronic care, or both, for a
                                                              period in excess of twenty-four consecutive hours for
                                                              three or more patients not related by blood or marriage
                                                              to the operator, who by reasons of illness or infirmity, are unable to properly care for themselves and as further
                                                              defined in RCW 18.51.010"
------------------------------------------------------------------------------------------------------------------------------------


  Appendix IV: State contract availability and/or variations of certain features and benefits IV-2

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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page

Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                2
Calculating unit values                                                      3
Condensed financial information                                              4
Financial statements                                                        12



HOW TO OBTAIN AN EQUI-VEST(R) STRATEGIES (SERIES 900) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
 EQUI-VEST(R)
 Employer Sponsored Programs
 Processing Office
 AXA Equitable
 P.O. Box 4956
 Syracuse, NY 13221-4956

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an EQUI-VEST(R) Strategies (Series 900) Statement of Additional Information dated May 1, 2010



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                                      State         Zip





                                                                           X2930

EQUI-VEST(R) STRATEGIES (Series 900)


A group flexible premium deferred variable annuity contract


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2010




--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R) STRATEGIES, dated May 1, 2010. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Calculation of annuity payments                                              2

Custodian and independent registered public accounting firm                  2

Distribution of the contracts                                                2

Calculating unit values                                                      3

Condensed financial information                                              4

Financial statements                                                        13


   EQUI-VEST(R) is a registered service mark of AXA Equitable Life Insurance
             Company (AXA Equitable). Co-distributed by affiliates,
 AXA Advisors, LLC and AXA Distributors, LLC, 1290 Avenue of the Americas, New
                                 York, NY 10104
    Copyright 2010 AXA Equitable Life Insurance Company - All rights reserved



                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

                                                                          x02930
                                                        EV Strategies Series 900

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.



CALCULATION OF ANNUITY PAYMENTS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3-1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3-1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3-1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS


To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2010, the annuity payment due in December 2010 would be $95.19 (the number of units (26.74) times $3.56).



CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $557,277,070 in 2009, $677,871,467 in 2008 and $731,920,627 in 2007. Of these amounts, for each of these three years, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.

Under a Distribution Agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Distributors, LLC, distribution fees of $429,091,474 in 2009, $750,235,874 in 2008 and $1,007,208,067 in 2007, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A. Of these amounts, for each of these three years, AXA Distributors, LLC retained $40,223,293, $81,519,894 and $95,562,846, respectively.



CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) Strategies may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

        (a)
        ---  - c
        (b)

where:

(a) is the value of the variable investment option's shares of the cor responding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b) is the value of the variable investment option's shares of the cor responding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CONDENSED FINANCIAL INFORMATION

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option as of the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90% and 0.70%. The information presented is shown for the past ten years, or from the first year the particular contracts were offered, if less than ten years ago.



THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



---------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2000         2001         2002        2003         2004
---------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 109.27     $ 121.06
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 102.27     $ 107.45
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 104.26     $ 111.33
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --     $ 108.08     $ 119.63
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --            1
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 126.07     $ 131.84     $ 108.89     $ 141.57     $ 155.12
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            3            1
---------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $  76.66     $  97.27     $ 117.26
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            5           --
---------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --           --     $ 107.08
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --           --           --
---------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 103.69     $  87.65     $  63.89     $  81.01     $  83.16
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            1           --
---------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $  54.67     $  67.15     $  70.23
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            1           --
---------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 112.26     $ 109.00     $  81.38     $ 106.04     $ 116.55
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            7           --
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDING DECEMBER 31,
                                       ------------------------------------------------------------------
                                           2005          2006         2007      2008         2009
---------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --         --     $ 104.60
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --         --            1
---------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 129.64     $ 151.47     $ 159.36   $  96.03     $ 121.13
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1            5            9         19           70
---------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 109.09     $ 115.00     $ 120.57   $ 106.32     $ 115.72
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1            1            2          3           12
---------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 113.91     $ 122.77     $ 128.34   $ 102.48     $ 116.20
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2            4            7         10           28
---------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 183.99     $ 201.66     $ 212.90   $ 159.75     $ 185.70
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          56           60           67         64          113
---------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 126.46     $ 143.50     $ 151.29   $ 102.29     $ 123.62
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           6           16           35         59          160
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 147.18     $ 180.59     $ 200.46   $  98.14     $ 123.91
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          28           31           36         35           45
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 179.44     $ 194.31     $ 225.25   $ 123.85     $ 166.93
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          11           11           12         10           11
---------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 108.37     $  98.12   $  64.76     $  82.29
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --          1            2
---------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 158.27     $ 189.64     $ 194.62   $ 122.36     $ 157.97
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           4            4           12         12           22
---------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 128.80     $ 160.43     $ 175.18   $  98.96     $ 127.74
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          10           14           20         21           36
---------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 112.64     $ 129.46     $ 133.03   $  89.25     $  98.66
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1            1            2          3            8
---------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------
  Unit value                             $  89.61     $  93.45     $ 103.84   $  56.37     $  73.12
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2            3            3          4            4
---------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                             $  73.16     $  77.86     $  81.39   $  48.06     $  63.56
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1            1            1          3            7
---------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------
  Unit value                             $ 122.50     $ 136.03     $ 137.03   $  81.94     $ 106.74
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          14           14           25         22           24
---------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



-------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                          -------------------------------------------------------------
                                            2000         2001        2002         2003         2004
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --    $ 107.54     $ 110.17     $ 113.65
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --            1           --
-------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 105.94    $  92.92     $ 120.75     $ 132.24
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --            3            1
-------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 93.40     $  76.81    $  57.84     $  79.22     $  84.03
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --            1           --
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --     $ 113.34
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                              $118.14     $ 111.05    $ 103.54     $ 160.00     $ 196.10
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --            1           --
-------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --    $  68.67     $  90.25     $ 101.61
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --            1           --
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                   --           --          --           --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
  Unit value                              $104.17     $  96.20    $  77.17     $  96.98     $ 106.52
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --            1           --
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                              $102.99     $  85.75    $  67.12     $  81.18     $  89.62
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --          --           --           --
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                          -------------------------------------------------------------
                                             2005         2006         2007        2008         2009
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 206.24     $ 226.80     $ 233.16      $ 130.18     $ 165.98
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           65           65           67            57           62
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 115.13     $ 118.73     $ 121.31      $ 109.47     $ 111.40
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            4            6             7           13
-------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $  97.21      $  58.56     $  77.00
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            1             3            6
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 197.59     $ 225.93     $ 235.57      $ 146.69     $ 183.42
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           23           26           28            27           42
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 145.08     $ 157.18     $ 177.63      $ 105.11     $ 133.13
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           11           16           21            29           41
-------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------
  Unit value                              $  86.57     $  90.83     $ 100.21      $  71.89     $  99.96
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            3            2             2            3
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 104.43     $ 105.62      $  71.38     $  92.33
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            7             6            8
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $  95.43      $  59.69     $  75.98
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            1             3            6
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 105.35     $ 117.15     $ 120.07      $ 102.54     $ 118.51
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --            --            1
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 117.17     $ 137.99     $ 149.46      $ 102.70     $ 143.97
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            2            5             8           18
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                              $  97.60     $ 100.03     $ 108.35      $ 114.34     $ 115.54
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            1             5            7
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 258.05     $ 295.50     $ 415.87      $ 175.77     $ 261.39
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            6            9             9           13
-------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 151.99     $ 155.73     $ 165.32      $ 170.15     $ 165.19
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            3            3             4            3
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 117.94     $ 139.38     $ 159.14      $  86.97     $ 116.64
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4            5            5             6           10
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 115.34     $ 143.61     $ 165.37      $  97.87     $ 133.11
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            2             3            5
-------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
  Unit value                              $ 109.75     $ 130.93     $ 128.17      $  76.49     $ 100.30
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            1           --            --            1
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                              $  95.21     $ 106.56     $ 109.70      $  68.05     $  85.32
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            1            1             1            3
-------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                       ---------------------------------------------------------------------------------------------
                                           2000        2001      2002         2003        2004       2005        2006        2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 94.27    $  70.28   $  48.46    $  59.16    $  63.54   $  72.38    $  71.34    $  80.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --           3           1          4           6           9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $133.82    $  87.46   $  56.92    $  72.94    $  81.41   $  87.96    $ 104.93    $ 120.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          4           4          --          5          26          26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --   $ 106.52    $ 112.77    $ 105.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --    $  95.39   $  81.63    $ 104.15    $ 117.09   $ 122.34    $ 147.18    $ 139.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --           5           1         13          18          72
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --   $ 106.30    $ 123.48    $ 126.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --   $ 105.93    $ 118.30    $ 129.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $100.13    $  85.92   $  69.42    $  98.80    $ 113.60   $ 119.75    $ 132.35    $ 141.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --           4           1         15          19          24
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $108.31    $ 111.62   $  94.35    $ 124.60    $ 145.52   $ 160.54    $ 144.61    $ 141.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --           3           1          5          16          19
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $111.13    $ 114.06   $ 114.42    $ 114.04    $ 113.89   $ 130.47    $ 135.41    $ 140.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --           2          1          19          26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --    $ 104.76   $ 109.43    $ 117.07    $ 140.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --         --    $ 107.25    $ 108.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --         --    $ 111.10    $ 116.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --   $  99.64    $  99.13    $ 109.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --           4           7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --   $ 164.70    $ 169.90    $ 176.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --          5           4           6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --   $  81.92    $ 118.42    $ 138.09   $ 142.68    $ 166.44    $ 161.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --           1          --          5           6           7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --    $ 111.33   $ 114.73    $ 109.14    $ 115.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --          --           4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --          --         --          --          --         --    $ 107.73    $ 108.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --         --          --          --         --           1           1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                                           FOR THE YEARS ENDING
                                              DECEMBER 31,
                                         ----------------------
                                             2008        2009
---------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------
  Unit value                              $  50.89    $  68.69
---------------------------------------------------------------
  Number of units outstanding (000's)            9          11
---------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------
  Unit value                              $  73.59    $  98.35
---------------------------------------------------------------
  Number of units outstanding (000's)           24          23
---------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------
  Unit value                              $  45.11    $  53.26
---------------------------------------------------------------
  Number of units outstanding (000's)            1          10
---------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------
  Unit value                              $  78.71    $  94.08
---------------------------------------------------------------
  Number of units outstanding (000's)           61          63
---------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
---------------------------------------------------------------
  Unit value                              $  79.59    $  93.16
---------------------------------------------------------------
  Number of units outstanding (000's)            5           8
---------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------
  Unit value                              $  88.75    $ 110.40
---------------------------------------------------------------
  Number of units outstanding (000's)            2           1
---------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------
  Unit value                              $  71.21    $  96.16
---------------------------------------------------------------
  Number of units outstanding (000's)           25          43
---------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------
  Unit value                              $  84.45    $ 113.69
---------------------------------------------------------------
  Number of units outstanding (000's)           14          31
---------------------------------------------------------------
 EQ/MONEY MARKET
---------------------------------------------------------------
  Unit value                              $ 142.90    $ 142.03
---------------------------------------------------------------
  Number of units outstanding (000's)           27          25
---------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
---------------------------------------------------------------
  Unit value                              $  93.21    $ 119.84
---------------------------------------------------------------
  Number of units outstanding (000's)            1           2
---------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
---------------------------------------------------------------
  Unit value                              $  66.27    $  82.17
---------------------------------------------------------------
  Number of units outstanding (000's)            1           2
---------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------
  Unit value                              $  68.34    $  93.87
---------------------------------------------------------------
  Number of units outstanding (000's)            1           2
---------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------
  Unit value                              $ 104.14    $ 111.46
---------------------------------------------------------------
  Number of units outstanding (000's)           15          20
---------------------------------------------------------------
 EQ/QUALITY BOND PLUS
---------------------------------------------------------------
  Unit value                              $ 163.80    $ 172.52
---------------------------------------------------------------
  Number of units outstanding (000's)            4           8
---------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------
  Unit value                              $ 105.69    $ 132.11
---------------------------------------------------------------
  Number of units outstanding (000's)            8          19
---------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
---------------------------------------------------------------
  Unit value                              $  66.42    $  93.88
---------------------------------------------------------------
  Number of units outstanding (000's)            4          10
---------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------
  Unit value                              $  63.91    $  82.36
---------------------------------------------------------------
  Number of units outstanding (000's)            1           3
---------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



-----------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                      ---------------------------------------------------------------------
                                       2000    2001         2002        2003         2004         2005
-----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --     $ 109.34     $ 118.12
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --           --     $ 104.60
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --           --     $ 124.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --           --     $ 103.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --           54
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $ 107.20    $ 110.22     $ 113.47     $ 114.42
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --           1            1            2
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  78.42    $ 104.39     $ 121.98     $ 139.55
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --           1            1            2
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  76.77    $  97.48     $ 105.95     $ 112.07
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --            1
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  68.17    $  88.25     $  93.28     $  99.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --            2
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  79.44    $ 103.20     $ 117.02     $ 124.20
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --            2
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  62.27    $  86.54     $  95.83     $ 102.93
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --           1           --            3
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  74.03    $ 103.15     $ 117.75     $ 125.26
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --           1           --            2
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --           --     $ 144.66
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --            4
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --     $ 114.70     $ 122.18
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --            1
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $ 114.07    $ 155.30     $ 180.23     $ 186.98
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --           2            1            9
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --      $  56.89    $  88.87     $  92.46     $ 101.96
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --           1           --            6
-----------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                             --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --      --            --          --           --           --
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDING DECEMBER 31,
                                        ------------------------------------------------
                                             2006         2007        2008        2009
----------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------
  Unit value                              $ 133.62     $ 133.96    $  79.61    $ 104.49
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           1           1
----------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------
  Unit value                              $ 120.15     $ 116.08    $  72.53    $  92.30
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            1           1           2
----------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
----------------------------------------------------------------------------------------
  Unit value                              $ 134.38     $ 163.01    $  85.09    $ 132.45
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            3           4          11
----------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------
  Unit value                              $ 107.97     $ 119.48    $  63.29    $  86.31
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           53           52          38          44
----------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------
  Unit value                              $ 117.67     $ 123.90    $ 125.82    $ 135.05
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            3           3           6
----------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------
  Unit value                              $ 173.31     $ 193.09    $ 100.97    $ 130.00
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4            5           7           8
----------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------
  Unit value                              $ 126.14     $ 131.25    $  78.64    $ 103.27
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1          --           1
----------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
----------------------------------------------------------------------------------------
  Unit value                              $  98.58     $ 108.68    $  58.83    $  79.60
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            4           4           8
----------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------
  Unit value                              $ 146.87     $ 150.84    $  93.50    $ 113.84
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            3           4           4
----------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------
  Unit value                              $ 111.81     $ 123.99    $  69.33    $  97.40
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3            4           4           4
----------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------
  Unit value                              $ 142.42     $ 141.27    $  89.64    $ 128.24
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2            3           3           5
----------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------
  Unit value                              $ 157.99     $ 161.88    $ 123.02    $ 134.01
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4            5           4           5
----------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------
  Unit value                              $ 133.44     $ 137.10    $  78.65    $ 104.86
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            3           2           3
----------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------
  Unit value                              $ 215.15     $ 192.22    $ 118.36    $ 148.28
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           10           13          12          12
----------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------
  Unit value                              $ 108.42     $ 127.01    $  66.61    $ 104.59
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            6            6           5           7
----------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------
  Unit value                              $ 108.47     $ 115.27    $  79.42    $  94.68
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1           3           6
----------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------
  Unit value                              $ 109.42     $ 116.42    $  74.97    $  91.54
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           1           5
----------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
                                         2000    2001    2002    2003    2004    2005      2006       2007       2008        2009
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                --      --      --      --      --      --   $ 110.31   $ 117.39     $ 72.08     $ 89.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --      --      --      --      --      --         --          1           2           4
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                --      --      --      --      --      --   $ 111.10   $ 118.69     $ 69.01     $ 87.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --      --      --      --      --      --         --         --           1           4
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
                                            2002         2003       2004       2005       2006       2007         2008        2009
------------------------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --         --         --         --         --          --     $ 104.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 109.32   $ 121.36   $ 130.23   $ 152.46   $ 160.73    $  97.05     $ 122.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --           2            3
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 102.32   $ 107.72   $ 109.58   $ 115.75   $ 121.61    $ 107.45     $ 117.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 104.31   $ 111.61   $ 114.43   $ 123.58   $ 129.44    $ 103.57     $ 117.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --           1            2
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --         --   $ 152.68   $ 167.68   $ 177.39    $ 133.37     $ 155.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --           3            8
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 108.13   $ 119.93   $ 127.03   $ 144.44   $ 152.59    $ 103.37     $ 125.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --          1          1          1           2            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --         --   $ 136.25   $ 167.52   $ 186.32    $  91.40     $ 115.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --           5            5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --         --   $ 141.82   $ 153.88   $ 178.75    $  98.47     $ 133.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --           2            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --         --         --   $ 108.44   $  98.38    $  65.06     $  82.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 112.46     $ 145.51   $ 160.86   $ 164.45   $ 197.45   $ 198.37    $ 124.97     $ 161.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --           1            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  77.18     $  98.13   $ 118.54   $ 130.47   $ 162.83   $ 178.16    $ 100.84     $ 130.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --          2          6         10          15           22
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --   $ 107.13   $ 112.92   $ 130.03   $ 133.89    $  90.01     $  99.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  64.32     $  81.73   $  84.06   $  90.77   $  94.85   $ 105.61    $  57.45     $  74.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --          1          1           1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  55.04     $  67.75   $  71.00   $  74.10   $  79.03   $  82.77    $  48.98     $  64.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  81.93     $ 106.98   $ 117.81   $ 124.08   $ 138.06   $ 139.36    $  83.50     $ 108.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --            1         --         --          1          1           1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --           --         --   $ 144.65   $ 159.38   $ 164.19    $  91.86     $ 117.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --         --         --         --          13           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 107.78     $ 110.63   $ 114.36   $ 116.07   $ 119.94   $ 122.80    $ 111.04     $ 113.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --         --          1          2          3           4            6
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
                                            2002        2003        2004         2005       2006      2007        2008       2009
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --         --  $  97.33    $  58.75    $  77.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $ 138.41   $ 158.58  $ 165.68    $ 103.38    $ 129.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --           8          11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 93.15     $ 121.29    $ 133.10     $ 146.32   $ 158.85  $ 179.88    $ 106.65    $ 135.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --         3           5           6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 58.23     $  79.92    $  84.94     $  87.69   $  92.19  $ 101.91    $  73.26    $ 102.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --           1           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --   $ 104.50  $ 105.90    $  71.71    $  92.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --         5           4           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --           --         --  $  95.55    $  59.88    $  76.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --           1          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $ 105.50   $ 117.55  $ 120.71    $ 103.30    $ 119.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --    $ 113.39     $ 117.46   $ 138.61  $ 150.43    $ 103.58    $ 145.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --         2           2           4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $  97.65   $ 100.28  $ 108.84    $ 115.09    $ 116.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --           2           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 88.09     $ 136.39    $ 167.50     $ 220.86   $ 300.59  $ 423.88    $ 179.52    $ 267.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --            3          --           --          7         6           7           6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $ 140.44   $ 144.18  $ 153.38    $ 158.17    $ 153.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 69.13     $  91.05    $ 102.71     $ 119.46   $ 141.46  $ 161.85    $  88.62    $ 119.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                  --           --          --     $ 115.49   $ 144.09  $ 166.26    $  98.60    $ 134.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 78.73     $  99.14    $ 109.16     $ 112.65   $ 134.65  $ 132.08    $  78.99    $ 103.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 67.58     $  81.90    $  90.60     $  96.43   $ 108.15  $ 111.57    $  69.35    $  87.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 48.79     $  59.68    $  64.24     $  73.31   $  72.40  $  81.95    $  51.86    $  70.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --           --          --           --         --        --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 64.15     $  82.37    $  92.12     $  99.73   $ 106.74  $ 122.55    $  75.16    $ 100.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --            4          --            4          4         3           2          --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
                                             2002     2003       2004         2005        2006       2007        2008        2009
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --     $ 106.57     $ 113.05   $ 105.61    $  45.40    $  53.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 82.19  $ 105.07   $ 118.36     $ 123.92     $ 149.38   $ 141.58    $  80.21    $  96.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         1          1            5            9         13           4           7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --     $ 106.44     $ 123.89   $ 127.29    $  80.18    $  94.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --     $ 106.07     $ 118.70   $ 130.45    $  89.41    $ 111.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 69.75  $  99.46   $ 114.60     $ 121.04     $ 134.05   $ 143.79    $  72.41    $  97.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --          1            2            5          9          12          22
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 76.93  $ 101.80   $ 119.13     $ 131.69     $ 147.09   $ 143.72    $  86.25    $ 116.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --            1          1           1           5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $110.53  $ 110.38   $ 110.46     $ 112.56     $ 116.79   $ 134.00    $ 136.21    $ 135.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --          1          12          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --   $ 104.81     $ 109.70     $ 117.59   $ 141.07    $  94.01    $ 121.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --           --     $ 107.32   $ 108.32    $  66.58    $  82.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --          2           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --           --     $ 111.10   $ 116.68    $  68.66    $  94.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --     $  99.78     $ 105.91   $ 110.10    $ 104.91    $ 112.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --           1           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --     $ 147.47     $ 152.43   $ 158.62    $ 147.55    $ 155.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 82.10  $ 118.92   $ 138.95     $ 143.86     $ 168.15   $ 163.91    $ 107.21    $ 134.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --            2            4          7          10          16
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --   $ 111.38     $ 115.01     $ 109.62   $ 116.72    $  66.99    $  94.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --          5           7          11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --           --     $ 107.79   $ 109.27    $  64.21    $  82.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --          1           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --   $ 109.39     $ 118.41     $ 134.22   $ 134.84    $  80.29    $ 105.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --        --         --     $ 104.74     $ 120.55   $ 116.70    $  73.07    $  93.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --         --           --           --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
                                            2002       2003       2004        2005        2006       2007        2008        2009
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --    $ 124.27    $ 134.83   $ 163.89    $  85.72     $ 133.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --            2
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --    $  83.12    $  86.97   $  96.44    $  51.19     $  69.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          11           17
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 107.42   $ 110.66   $ 114.16    $ 115.34    $ 118.85   $ 125.41    $ 111.82     $ 120.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  78.58   $ 104.82   $ 122.72    $ 140.68    $ 175.06   $ 195.44    $  85.70     $ 110.55
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --           1          1          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  76.92   $  97.88   $ 106.59    $ 112.97    $ 127.42   $ 132.85    $  76.42     $ 100.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --           1          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  68.31   $  88.60   $  93.85    $ 100.17    $  99.58   $ 110.00    $  59.66     $  80.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  79.60   $ 103.61   $ 117.73    $ 125.20    $ 148.35   $ 152.67    $  81.61     $  99.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  62.40   $  86.89   $  96.41    $ 103.76    $ 112.94   $ 125.50    $  70.31     $  98.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  74.18   $ 103.57   $ 118.46    $ 126.28    $ 143.86   $ 142.98    $  79.43     $ 113.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --    $ 109.88    $ 120.25   $ 123.46    $  94.01     $ 102.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --           1            1
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --   $ 114.75    $ 122.48    $ 134.04   $ 138.00    $  79.32     $ 105.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $ 114.85   $ 156.67   $ 182.19    $ 189.39    $ 218.37   $ 195.49    $ 120.62     $ 151.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             $  57.00   $  89.23   $  93.02    $ 102.78    $ 109.51   $ 128.56    $  67.55     $ 106.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --           8          10          8           5            2
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --          --    $ 108.53   $ 115.58    $  79.79     $  95.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --          --    $ 109.49   $ 116.73    $  75.33     $  92.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --            2
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --          --    $ 110.38   $ 117.70    $  72.42     $  90.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --         --          --    $ 111.17   $ 119.00    $  69.33     $  87.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --          --          --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts and certificates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........            FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009.....            FSA-3
   Statements of Operations for the Year Ended December
    31, 2009...................................................           FSA-37
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2009 and 2008.................................           FSA-49
   Notes to Financial Statements...............................           FSA-74


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........              F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.....              F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
    December 31, 2009, 2008 and 2007...........................              F-3
   Consolidated Statements of Equity, Years Ended December 31,
    2009, 2008 and 2007 .......................................              F-5
   Consolidated Statements of Comprehensive (Loss) Income,
    Years Ended December 31, 2009, 2008 and 2007...............              F-6
   Consolidated Statements of Cash Flows, Years Ended December
    31, 2009, 2008 and 2007....................................              F-7
   Notes to Consolidated Financial Statements..................              F-9



                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                                                             ALL ASSET   AXA AGGRESSIVE   AXA BALANCED
                                                            ALLOCATION     ALLOCATION       STRATEGY
                                                           ------------ ---------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $2,042,974    $264,078,290     $6,037,571
Receivable for The Trusts shares sold.....................          --              --            214
Receivable for policy-related transactions................      11,275          87,615             --
                                                            ----------    ------------     ----------
  Total assets............................................   2,054,249     264,165,905      6,037,785
                                                            ----------    ------------     ----------
Liabilities:
Payable for The Trusts shares purchased...................      11,106          87,615             --
Payable for policy-related transactions...................          --              --            452
                                                            ----------    ------------     ----------
  Total liabilities.......................................      11,106          87,615            452
                                                            ----------    ------------     ----------
Net Assets................................................  $2,043,143    $264,078,290     $6,037,333
                                                            ==========    ============     ==========
Net Assets:
Accumulation Units........................................   2,043,143     264,073,606      6,036,244
Contracts in payout (annuitization) period................          --              --             --
Retained by AXA Equitable in Separate Account A...........          --           4,684          1,089
                                                            ----------    ------------     ----------
Total net assets..........................................  $2,043,143    $264,078,290     $6,037,333
                                                            ==========    ============     ==========
Investments in shares of The Trusts, at cost..............  $2,060,528    $300,454,050     $5,983,258
The Trusts shares held
 Class A..................................................          --              --         34,837
 Class B..................................................     121,971      28,685,058        498,339

                                                            AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE
                                                               ALLOCATION       GROWTH STRATEGY       STRATEGY
                                                           ------------------ ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value........     $78,156,007        $1,140,661          $275,181
Receivable for The Trusts shares sold.....................           9,536                41                10
Receivable for policy-related transactions................              --                --                11
                                                               -----------        ----------          --------
  Total assets............................................      78,165,543         1,140,702           275,202
                                                               -----------        ----------          --------
Liabilities:
Payable for The Trusts shares purchased...................              --                --                --
Payable for policy-related transactions...................           9,536                41                --
                                                               -----------        ----------          --------
  Total liabilities.......................................           9,536                41                --
                                                               -----------        ----------          --------
Net Assets................................................     $78,156,007        $1,140,661          $275,202
                                                               ===========        ==========          ========
Net Assets:
Accumulation Units........................................      78,154,451         1,140,493           275,202
Contracts in payout (annuitization) period................              --                --                --
Retained by AXA Equitable in Separate Account A...........           1,556               168                --
                                                               -----------        ----------          --------
Total net assets..........................................     $78,156,007        $1,140,661          $275,202
                                                               ===========        ==========          ========
Investments in shares of The Trusts, at cost..............     $80,032,665        $1,120,267          $276,833
The Trusts shares held
 Class A..................................................              --                --                --
 Class B..................................................       8,212,834           102,156            25,922

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                        AXA CONSERVATIVE-PLUS  AXA GROWTH     AXA MODERATE
                                                             ALLOCATION         STRATEGY       ALLOCATION
                                                       ---------------------- ------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value....      $118,189,637       $1,474,107   $1,500,145,640
Receivable for The Trusts shares sold.................                --               48          262,450
Receivable for policy-related transactions............            50,876                1               --
                                                            ------------       ----------   --------------
  Total assets........................................       118,240,513        1,474,156    1,500,408,090
                                                            ------------       ----------   --------------
Liabilities:
Payable for The Trusts shares purchased...............            50,876               --               --
Payable for policy-related transactions...............                --               --          131,434
                                                            ------------       ----------   --------------
  Total liabilities...................................            50,876               --          131,434
                                                            ------------       ----------   --------------
Net Assets............................................      $118,189,637       $1,474,156   $1,500,276,656
                                                            ============       ==========   ==============
Net Assets:
Accumulation Units....................................       118,181,556        1,474,156    1,493,435,373
Contracts in payout (annuitization) period............                --               --        6,841,283
Retained by AXA Equitable in Separate Account A.......             8,081               --               --
                                                            ------------       ----------   --------------
Total net assets......................................      $118,189,637       $1,474,156   $1,500,276,656
                                                            ============       ==========   ==============
Investments in shares of The Trusts, at cost..........      $127,118,471       $1,461,256   $1,745,647,541
The Trusts shares held
 Class A..............................................                --          123,947      102,905,161
 Class B..............................................        12,750,861               --       14,394,920

                                                        AXA MODERATE-PLUS   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                            ALLOCATION          INTERNATIONAL        SMALL CAP GROWTH
                                                       ------------------- ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....     $668,790,811         $523,335,056           $259,317,929
Receivable for The Trusts shares sold.................               --               13,340                     --
Receivable for policy-related transactions............          359,766                   --                 48,269
                                                           ------------         ------------           ------------
  Total assets........................................      669,150,577          523,348,396            259,366,198
                                                           ------------         ------------           ------------
Liabilities:
Payable for The Trusts shares purchased...............          341,364                   --                 18,604
Payable for policy-related transactions...............               --                  400                     --
                                                           ------------         ------------           ------------
  Total liabilities...................................          341,364                  400                 18,604
                                                           ------------         ------------           ------------
Net Assets............................................     $668,809,213         $523,347,996           $259,347,594
                                                           ============         ============           ============
Net Assets:
Accumulation Units....................................      668,767,845          521,637,078            257,752,564
Contracts in payout (annuitization) period............               --            1,654,726              1,595,030
Retained by AXA Equitable in Separate Account A.......           41,368               56,192                     --
                                                           ------------         ------------           ------------
Total net assets......................................     $668,809,213         $523,347,996           $259,347,594
                                                           ============         ============           ============
Investments in shares of The Trusts, at cost..........     $783,187,870         $665,843,468           $290,031,310
The Trusts shares held
 Class A..............................................               --           55,134,660             18,079,775
 Class B..............................................       68,965,256            7,620,291              3,062,906

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/AXA FRANKLIN        EQ/BLACKROCK
                                                            SMALL CAP VALUE CORE   BASIC VALUE EQUITY
                                                           ---------------------- --------------------
Assets:
Investments in shares of The Trusts, at fair value........       $11,631,475          $328,755,064
Receivable for The Trusts shares sold.....................                --                    --
Receivable for policy-related transactions................            16,550               256,393
                                                                 -----------          ------------
  Total assets............................................        11,648,025           329,011,457
                                                                 -----------          ------------
Liabilities:
Payable for The Trusts shares purchased...................            16,550               263,346
Payable for policy-related transactions...................                --                    --
                                                                 -----------          ------------
  Total liabilities.......................................            16,550               263,346
                                                                 -----------          ------------
Net Assets................................................       $11,631,475          $328,748,111
                                                                 ===========          ============
Net Assets:
Accumulation Units........................................        11,627,077           328,742,083
Contracts in payout (annuitization) period................                --                    --
Retained by AXA Equitable in Separate Account A...........             4,398                 6,028
                                                                 -----------          ------------
Total net assets..........................................       $11,631,475          $328,748,111
                                                                 ===========          ============
Investments in shares of The Trusts, at cost..............       $ 9,834,942          $376,532,345
The Trusts shares held
 Class A..................................................                --                    --
 Class B..................................................         1,411,021            26,652,099

                                                                EQ/BLACKROCK      EQ/BOSTON ADVISORS        EQ/CALVERT
                                                            INTERNATIONAL VALUE      EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                           --------------------- -------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........      $252,940,238          $50,323,380           $18,950,607
Receivable for The Trusts shares sold.....................                --                   --                    --
Receivable for policy-related transactions................            47,638               17,127                16,963
                                                                ------------          -----------           -----------
  Total assets............................................       252,987,876           50,340,507            18,967,570
                                                                ------------          -----------           -----------
Liabilities:
Payable for The Trusts shares purchased...................            41,028               17,215                16,963
Payable for policy-related transactions...................                --                   --                    --
                                                                ------------          -----------           -----------
  Total liabilities.......................................            41,028               17,215                16,963
                                                                ------------          -----------           -----------
Net Assets................................................      $252,946,848          $50,323,292           $18,950,607
                                                                ============          ===========           ===========
Net Assets:
Accumulation Units........................................       252,937,339           50,322,397            18,810,224
Contracts in payout (annuitization) period................                --                   --                    --
Retained by AXA Equitable in Separate Account A...........             9,509                  895               140,383
                                                                ------------          -----------           -----------
Total net assets..........................................      $252,946,848          $50,323,292           $18,950,607
                                                                ============          ===========           ===========
Investments in shares of The Trusts, at cost..............      $314,450,410          $56,335,842           $22,109,461
The Trusts shares held
 Class A..................................................                --                   --                    --
 Class B..................................................        22,752,055           10,805,513             2,962,987

                                                              EQ/CAPITAL
                                                            GUARDIAN GROWTH
                                                           ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $17,334,802
Receivable for The Trusts shares sold.....................             --
Receivable for policy-related transactions................          5,799
                                                              -----------
  Total assets............................................     17,340,601
                                                              -----------
Liabilities:
Payable for The Trusts shares purchased...................          5,799
Payable for policy-related transactions...................             --
                                                              -----------
  Total liabilities.......................................          5,799
                                                              -----------
Net Assets................................................    $17,334,802
                                                              ===========
Net Assets:
Accumulation Units........................................     17,319,663
Contracts in payout (annuitization) period................             --
Retained by AXA Equitable in Separate Account A...........         15,139
                                                              -----------
Total net assets..........................................    $17,334,802
                                                              ===========
Investments in shares of The Trusts, at cost..............    $18,525,286
The Trusts shares held
 Class A..................................................             --
 Class B..................................................      1,483,133

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                EQ/CAPITAL         EQ/COMMON
                                                            GUARDIAN RESEARCH     STOCK INDEX
                                                           ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........     $161,250,960     $2,095,303,352
Receivable for The Trusts shares sold.....................            3,351                 --
Receivable for policy-related transactions................               --            293,789
                                                               ------------     --------------
  Total assets............................................      161,254,311      2,095,597,141
                                                               ------------     --------------
Liabilities:
Payable for The Trusts shares purchased...................               --            300,242
Payable for policy-related transactions...................            3,351                 --
                                                               ------------     --------------
  Total liabilities.......................................            3,351            300,242
                                                               ------------     --------------
Net Assets................................................     $161,250,960     $2,095,296,899
                                                               ============     ==============
Net Assets:
Accumulation Units........................................      161,230,384      2,081,682,549
Contracts in payout (annuitization) period................               --         13,614,350
Retained by AXA Equitable in Separate Account A...........           20,576                 --
                                                               ------------     --------------
Total net assets..........................................     $161,250,960     $2,095,296,899
                                                               ============     ==============
Investments in shares of The Trusts, at cost..............     $197,588,185     $2,682,696,405
The Trusts shares held
 Class A..................................................               --        142,364,239
 Class B..................................................       15,252,597          6,922,146

                                                               EQ/CORE      EQ/DAVIS NEW     EQ/EQUITY       EQ/EQUITY
                                                              BOND INDEX    YORK VENTURE     500 INDEX      GROWTH PLUS
                                                           --------------- -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $125,581,961    $21,535,947    $734,985,190    $354,264,285
Receivable for The Trusts shares sold.....................        16,535             --          49,936              --
Receivable for policy-related transactions................            --         43,206          10,014         185,564
                                                            ------------    -----------    ------------    ------------
  Total assets............................................   125,598,496     21,579,153     735,045,140     354,449,849
                                                            ------------    -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................            --         43,206              --         157,685
Payable for policy-related transactions...................        14,080             --              --              --
                                                            ------------    -----------    ------------    ------------
  Total liabilities.......................................        14,080         43,206              --         157,685
                                                            ------------    -----------    ------------    ------------
Net Assets................................................  $125,584,416    $21,535,947    $735,045,140    $354,292,164
                                                            ============    ===========    ============    ============
Net Assets:
Accumulation Units........................................   125,578,817     21,535,258     731,552,415     354,267,823
Contracts in payout (annuitization) period................            --             --       3,341,863              --
Retained by AXA Equitable in Separate Account A...........         5,599            689         150,862          24,341
                                                            ------------    -----------    ------------    ------------
Total net assets..........................................  $125,584,416    $21,535,947    $735,045,140    $354,292,164
                                                            ============    ===========    ============    ============
Investments in shares of The Trusts, at cost..............  $138,353,018    $19,262,072    $818,611,769    $398,439,693
The Trusts shares held
 Class A..................................................            --             --      33,714,424              --
 Class B..................................................    13,358,150      2,453,174       4,119,912      27,246,991

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/EVERGREEN   EQ/FRANKLIN
                                                               OMEGA      CORE BALANCED
                                                           ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $46,540,511    $77,395,200
Receivable for The Trusts shares sold.....................           --         79,574
Receivable for policy-related transactions................       76,939             --
                                                            -----------    -----------
  Total assets............................................   46,617,450     77,474,774
                                                            -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................       76,939             --
Payable for policy-related transactions...................           --         79,574
                                                            -----------    -----------
  Total liabilities.......................................       76,939         79,574
                                                            -----------    -----------
Net Assets................................................  $46,540,511    $77,395,200
                                                            ===========    ===========
Net Assets:
Accumulation Units........................................   46,515,089     77,383,839
Contracts in payout (annuitization) period................           --             --
Retained by AXA Equitable in Separate Account A...........       25,422         11,361
                                                            -----------    -----------
Total net assets..........................................  $46,540,511    $77,395,200
                                                            ===========    ===========
Investments in shares of The Trusts, at cost..............  $40,981,061    $85,021,688
The Trusts shares held
 Class A..................................................           --             --
 Class B..................................................    5,171,422      9,751,910

                                                                 EQ/FRANKLIN       EQ/GAMCO MERGERS   EQ/GAMCO SMALL
                                                            TEMPLETON ALLOCATION   AND ACQUISITIONS    COMPANY VALUE
                                                           ---------------------- ------------------ ----------------
Assets:
Investments in shares of The Trusts, at fair value........       $42,409,060          $13,882,366      $205,128,267
Receivable for The Trusts shares sold.....................                --                   --                --
Receivable for policy-related transactions................            11,957               15,126           104,409
                                                                 -----------          -----------      ------------
  Total assets............................................        42,421,017           13,897,492       205,232,676
                                                                 -----------          -----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................            14,862               15,126           104,398
Payable for policy-related transactions...................                --                   --                --
                                                                 -----------          -----------      ------------
  Total liabilities.......................................            14,862               15,126           104,398
                                                                 -----------          -----------      ------------
Net Assets................................................       $42,406,155          $13,882,366      $205,128,278
                                                                 ===========          ===========      ============
Net Assets:
Accumulation Units........................................        42,402,774           13,875,152       205,124,781
Contracts in payout (annuitization) period................                --                   --                --
Retained by AXA Equitable in Separate Account A...........             3,381                7,214             3,497
                                                                 -----------          -----------      ------------
Total net assets..........................................       $42,406,155          $13,882,366      $205,128,278
                                                                 ===========          ===========      ============
Investments in shares of The Trusts, at cost..............       $44,965,983          $13,619,572      $187,786,592
The Trusts shares held
 Class A..................................................                --                   --                --
 Class B..................................................         5,893,916            1,190,251         6,939,053

                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                           --------------
Assets:
Investments in shares of The Trusts, at fair value........  $57,774,915
Receivable for The Trusts shares sold.....................           --
Receivable for policy-related transactions................       73,839
                                                            -----------
  Total assets............................................   57,848,754
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased...................       73,839
Payable for policy-related transactions...................           --
                                                            -----------
  Total liabilities.......................................       73,839
                                                            -----------
Net Assets................................................  $57,774,915
                                                            ===========
Net Assets:
Accumulation Units........................................   57,767,549
Contracts in payout (annuitization) period................           --
Retained by AXA Equitable in Separate Account A...........        7,366
                                                            -----------
Total net assets..........................................  $57,774,915
                                                            ===========
Investments in shares of The Trusts, at cost..............  $60,448,027
The Trusts shares held
 Class A..................................................           --
 Class B..................................................    5,999,920

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/GLOBAL MULTI-SECTOR     EQ/INTERMEDIATE
                                                                    EQUITY          GOVERNMENT BOND INDEX
                                                           ----------------------- -----------------------
Assets:
Investments in shares of The Trusts, at fair value........       $413,751,433            $103,620,186
Receivable for The Trusts shares sold.....................                 --                      --
Receivable for policy-related transactions................            232,336                  34,780
                                                                 ------------            ------------
  Total assets............................................        413,983,769             103,654,966
                                                                 ------------            ------------
Liabilities:
Payable for The Trusts shares purchased...................            234,014                   8,977
Payable for policy-related transactions...................                 --                      --
                                                                 ------------            ------------
  Total liabilities.......................................            234,014                   8,977
                                                                 ------------            ------------
Net Assets................................................       $413,749,755            $103,645,989
                                                                 ============            ============
Net Assets:
Accumulation Units........................................        413,743,096             103,149,886
Contracts in payout (annuitization) period................                 --                 492,417
Retained by AXA Equitable in Separate Account A...........              6,659                   3,686
                                                                 ------------            ------------
Total net assets..........................................       $413,749,755            $103,645,989
                                                                 ============            ============
Investments in shares of The Trusts, at cost..............       $467,148,111            $107,790,397
The Trusts shares held
 Class A..................................................                 --               8,184,503
 Class B..................................................         36,580,052               2,630,224

                                                            EQ/INTERNATIONAL   EQ/INTERNATIONAL       EQ/JPMORGAN
                                                                CORE PLUS           GROWTH        VALUE OPPORTUNITIES
                                                           ------------------ ------------------ ---------------------
Assets:
Investments in shares of The Trusts, at fair value........    $124,730,229        $45,546,155         $43,981,430
Receivable for The Trusts shares sold.....................              --              2,950                  --
Receivable for policy-related transactions................          98,641                 --              49,014
                                                              ------------        -----------         -----------
  Total assets............................................     124,828,870         45,549,105          44,030,444
                                                              ------------        -----------         -----------
Liabilities:
Payable for The Trusts shares purchased...................          98,641                 --              49,014
Payable for policy-related transactions...................              --              2,950                  --
                                                              ------------        -----------         -----------
  Total liabilities.......................................          98,641              2,950              49,014
                                                              ------------        -----------         -----------
Net Assets................................................    $124,730,229        $45,546,155         $43,981,430
                                                              ============        ===========         ===========
Net Assets:
Accumulation Units........................................     124,726,540         45,542,605          43,960,008
Contracts in payout (annuitization) period................              --                 --                  --
Retained by AXA Equitable in Separate Account A...........           3,689              3,550              21,422
                                                              ------------        -----------         -----------
Total net assets..........................................    $124,730,229        $45,546,155         $43,981,430
                                                              ============        ===========         ===========
Investments in shares of The Trusts, at cost..............    $141,437,620        $43,240,436         $56,805,786
The Trusts shares held
 Class A..................................................              --                 --                  --
 Class B..................................................      13,923,512          7,989,962           4,980,691

                                                            EQ/LARGE CAP
                                                              CORE PLUS
                                                           --------------
Assets:
Investments in shares of The Trusts, at fair value........  $13,365,335
Receivable for The Trusts shares sold.....................           --
Receivable for policy-related transactions................           --
                                                            -----------
  Total assets............................................   13,365,335
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased...................        7,857
Payable for policy-related transactions...................       15,513
                                                            -----------
  Total liabilities.......................................       23,370
                                                            -----------
Net Assets................................................  $13,341,965
                                                            ===========
Net Assets:
Accumulation Units........................................   13,328,275
Contracts in payout (annuitization) period................           --
Retained by AXA Equitable in Separate Account A...........       13,690
                                                            -----------
Total net assets..........................................  $13,341,965
                                                            ===========
Investments in shares of The Trusts, at cost..............  $15,307,105
The Trusts shares held
 Class A..................................................           --
 Class B..................................................    1,941,443

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                            EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                            GROWTH INDEX    GROWTH PLUS    VALUE INDEX
                                                           -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $115,837,540   $229,125,502   $14,002,284
Receivable for The Trusts shares sold.....................            --             --            --
Receivable for policy-related transactions................        47,480         57,670        22,430
                                                            ------------   ------------   -----------
  Total assets............................................   115,885,020    229,183,172    14,024,714
                                                            ------------   ------------   -----------
Liabilities:
Payable for The Trusts shares purchased...................        47,480         57,670        19,525
Payable for policy-related transactions...................            --             --            --
                                                            ------------   ------------   -----------
  Total liabilities.......................................        47,480         57,670        19,525
                                                            ------------   ------------   -----------
Net Assets................................................  $115,837,540   $229,125,502   $14,005,189
                                                            ============   ============   ===========
Net Assets:
Accumulation Units........................................   115,833,252    229,113,044    14,005,189
Contracts in payout (annuitization) period................            --             --            --
Retained by AXA Equitable in Separate Account A...........         4,288         12,458            --
                                                            ------------   ------------   -----------
Total net assets..........................................  $115,837,540   $229,125,502   $14,005,189
                                                            ============   ============   ===========
Investments in shares of The Trusts, at cost..............  $114,687,584   $215,220,227   $17,370,727
The Trusts shares held
 Class A..................................................            --             --            --
 Class B..................................................    15,555,761     15,702,711     3,014,017

                                                              EQ/LARGE CAP      EQ/LORD ABBETT    EQ/LORD ABBETT
                                                               VALUE PLUS     GROWTH AND INCOME   LARGE CAP CORE
                                                           ----------------- ------------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........  $  813,853,872       $14,312,713        $24,211,235
Receivable for The Trusts shares sold.....................              --             3,817                 --
Receivable for policy-related transactions................         232,619                --             27,030
                                                            --------------       -----------        -----------
  Total assets............................................     814,086,491        14,316,530         24,238,265
                                                            --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased...................         258,949                --             27,030
Payable for policy-related transactions...................              --             3,817                 --
                                                            --------------       -----------        -----------
  Total liabilities.......................................         258,949             3,817             27,030
                                                            --------------       -----------        -----------
Net Assets................................................  $  813,827,542       $14,312,713        $24,211,235
                                                            ==============       ===========        ===========
Net Assets:
Accumulation Units........................................     809,884,964        14,309,914         24,206,904
Contracts in payout (annuitization) period................       3,830,767                --                 --
Retained by AXA Equitable in Separate Account A...........         111,811             2,799              4,331
                                                            --------------       -----------        -----------
Total net assets..........................................  $  813,827,542       $14,312,713        $24,211,235
                                                            ==============       ===========        ===========
Investments in shares of The Trusts, at cost..............  $1,171,667,396       $14,458,079        $20,951,166
The Trusts shares held
 Class A..................................................      77,344,089                --                 --
 Class B..................................................      11,658,742         1,618,026          2,271,825

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/MID CAP      EQ/MID CAP       EQ/MONEY
                                                                INDEX         VALUE PLUS        MARKET
                                                           --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $274,329,336    $444,489,859    $140,460,457
Receivable for The Trusts shares sold.....................            --              --         961,475
Receivable for policy-related transactions................       275,423         168,006              --
                                                            ------------    ------------    ------------
  Total assets............................................   274,604,759     444,657,865     141,421,932
                                                            ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................       275,423         140,614              --
Payable for policy-related transactions...................            --              --       1,027,583
                                                            ------------    ------------    ------------
  Total liabilities.......................................       275,423         140,614       1,027,583
                                                            ------------    ------------    ------------
Net Assets................................................  $274,329,336    $444,517,251    $140,394,349
                                                            ============    ============    ============
Net Assets:
Accumulation Units........................................   274,328,918     444,470,011     139,451,334
Contracts in payout (annuitization) period................            --              --         824,016
Retained by AXA Equitable in Separate Account A...........           418          47,240         118,999
                                                            ------------    ------------    ------------
Total net assets..........................................  $274,329,336    $444,517,251    $140,394,349
                                                            ============    ============    ============
Investments in shares of The Trusts, at cost..............  $351,110,856    $540,528,159    $140,514,596
The Trusts shares held
 Class A..................................................            --              --      96,382,816
 Class B..................................................    41,241,858      54,146,174      44,025,666

                                                              EQ/MONTAG &     EQ/MUTUAL LARGE   EQ/OPPENHEIMER
                                                            CALDWELL GROWTH      CAP EQUITY         GLOBAL
                                                           ----------------- ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $33,367,844       $29,449,044       $22,290,112
Receivable for The Trusts shares sold.....................             --                --                --
Receivable for policy-related transactions................         48,864            17,757            24,106
                                                              -----------       -----------       -----------
  Total assets............................................     33,416,708        29,466,801        22,314,218
                                                              -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................         48,864            17,757            24,106
Payable for policy-related transactions...................             --                --                --
                                                              -----------       -----------       -----------
  Total liabilities.......................................         48,864            17,757            24,106
                                                              -----------       -----------       -----------
Net Assets................................................    $33,367,844       $29,449,044       $22,290,112
                                                              ===========       ===========       ===========
Net Assets:
Accumulation Units........................................     33,366,076        29,448,099        22,289,078
Contracts in payout (annuitization) period................             --                --                --
Retained by AXA Equitable in Separate Account A...........          1,768               945             1,034
                                                              -----------       -----------       -----------
Total net assets..........................................    $33,367,844       $29,449,044       $22,290,112
                                                              ===========       ===========       ===========
Investments in shares of The Trusts, at cost..............    $29,947,750       $32,588,327       $20,752,733
The Trusts shares held
 Class A..................................................             --                --                --
 Class B..................................................      5,866,010         3,676,102         2,418,957

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                            EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                              SHORT BOND      BOND PLUS     COMPANY INDEX
                                                           --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $147,758,714    $158,808,846    $159,023,055
Receivable for The Trusts shares sold.....................            --              --          58,402
Receivable for policy-related transactions................       127,459          50,256              --
                                                            ------------    ------------    ------------
  Total assets............................................   147,886,173     158,859,102     159,081,457
                                                            ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................       127,459          49,489              --
Payable for policy-related transactions...................            --           5,921          58,293
                                                            ------------    ------------    ------------
  Total liabilities.......................................       127,459          55,410          58,293
                                                            ------------    ------------    ------------
Net Assets................................................  $147,758,714    $158,803,692    $159,023,164
                                                            ============    ============    ============
Net Assets:
Accumulation Units........................................   147,752,832     157,955,527     158,989,436
Contracts in payout (annuitization) period................            --         762,213              --
Retained by AXA Equitable in Separate Account A...........         5,882          85,952          33,728
                                                            ------------    ------------    ------------
Total net assets..........................................  $147,758,714    $158,803,692    $159,023,164
                                                            ============    ============    ============
Investments in shares of The Trusts, at cost..............  $152,437,971    $170,556,091    $183,599,161
The Trusts shares held
 Class A..................................................        17,230      13,678,340              --
 Class B..................................................    14,896,978       3,947,618      18,855,160

                                                            EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/UBS GROWTH
                                                              GROWTH STOCK     GLOBAL EQUITY     AND INCOME
                                                           ------------------ --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $96,907,316      $27,977,958     $20,745,622
Receivable for The Trusts shares sold.....................              --           10,033              --
Receivable for policy-related transactions................         119,756               --          81,685
                                                               -----------      -----------     -----------
  Total assets............................................      97,027,072       27,987,991      20,827,307
                                                               -----------      -----------     -----------
Liabilities:
Payable for The Trusts shares purchased...................         119,668               --          81,685
Payable for policy-related transactions...................              --           10,044              --
                                                               -----------      -----------     -----------
  Total liabilities.......................................         119,668           10,044          81,685
                                                               -----------      -----------     -----------
Net Assets................................................     $96,907,404      $27,977,947     $20,745,622
                                                               ===========      ===========     ===========
Net Assets:
Accumulation Units........................................      96,907,404       27,971,886      20,744,928
Contracts in payout (annuitization) period................              --               --              --
Retained by AXA Equitable in Separate Account A...........              --            6,061             694
                                                               -----------      -----------     -----------
Total net assets..........................................     $96,907,404      $27,977,947     $20,745,622
                                                               ===========      ===========     ===========
Investments in shares of The Trusts, at cost..............     $98,673,359      $29,241,431     $21,473,379
The Trusts shares held
 Class A..................................................              --               --              --
 Class B..................................................       5,483,207        3,449,256       3,913,306

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                        EQ/VAN KAMPEN   EQ/VAN KAMPEN      MULTIMANAGER
                                                          COMSTOCK     MID CAP GROWTH   AGGRESSIVE EQUITY
                                                       -------------- ---------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value....  $18,994,433      $84,828,192       $562,001,501
Receivable for The Trusts shares sold.................           --               --                 --
Receivable for policy-related transactions............      128,120          198,311            202,467
                                                        -----------      -----------       ------------
  Total assets........................................   19,122,553       85,026,503        562,203,968
                                                        -----------      -----------       ------------
Liabilities:
Payable for The Trusts shares purchased...............      127,946          198,485            152,175
Payable for policy-related transactions...............           --               --                 --
                                                        -----------      -----------       ------------
  Total liabilities...................................      127,946          198,485            152,175
                                                        -----------      -----------       ------------
Net Assets............................................  $18,994,607      $84,828,018       $562,051,793
                                                        ===========      ===========       ============
Net Assets:
Accumulation Units....................................   18,994,607       84,821,508        560,990,421
Contracts in payout (annuitization) period............           --               --          1,015,843
Retained by AXA Equitable in Separate Account A.......           --            6,510             45,529
                                                        -----------      -----------       ------------
Total net assets......................................  $18,994,607      $84,828,018       $562,051,793
                                                        ===========      ===========       ============
Investments in shares of The Trusts, at cost..........  $18,772,855      $73,185,591       $726,346,628
The Trusts shares held
 Class A..............................................           --               --         23,305,251
 Class B..............................................    2,263,323        6,529,992            770,480

                                                        MULTIMANAGER       MULTIMANAGER           MULTIMANAGER
                                                          CORE BOND    INTERNATIONAL EQUITY   LARGE CAP CORE EQUITY
                                                       -------------- ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....  $86,991,865         $74,904,781            $15,032,374
Receivable for The Trusts shares sold.................           --                  --                     --
Receivable for policy-related transactions............       25,742              22,524                  9,293
                                                        -----------         -----------            -----------
  Total assets........................................   87,017,607          74,927,305             15,041,667
                                                        -----------         -----------            -----------
Liabilities:
Payable for The Trusts shares purchased...............       25,742              22,524                  9,293
Payable for policy-related transactions...............           --                  --                     --
                                                        -----------         -----------            -----------
  Total liabilities...................................       25,742              22,524                  9,293
                                                        -----------         -----------            -----------
Net Assets............................................  $86,991,865         $74,904,781            $15,032,374
                                                        ===========         ===========            ===========
Net Assets:
Accumulation Units....................................   86,979,611          74,899,915             15,024,220
Contracts in payout (annuitization) period............           --                  --                     --
Retained by AXA Equitable in Separate Account A.......       12,254               4,866                  8,154
                                                        -----------         -----------            -----------
Total net assets......................................  $86,991,865         $74,904,781            $15,032,374
                                                        ===========         ===========            ===========
Investments in shares of The Trusts, at cost..........  $86,083,239         $91,535,444            $17,543,939
The Trusts shares held
 Class A..............................................           --                  --                     --
 Class B..............................................    8,444,741           7,062,586              1,644,190

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                              MULTIMANAGER       MULTIMANAGER
                                                            LARGE CAP GROWTH   LARGE CAP VALUE
                                                           ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........     $29,871,256       $55,670,745
Receivable for The Trusts shares sold.....................              --            38,334
Receivable for policy-related transactions................          20,776                --
                                                               -----------       -----------
  Total assets............................................      29,892,032        55,709,079
                                                               -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................          20,776                --
Payable for policy-related transactions...................              --            38,334
                                                               -----------       -----------
  Total liabilities.......................................          20,776            38,334
                                                               -----------       -----------
Net Assets................................................     $29,871,256       $55,670,745
                                                               ===========       ===========
Net Assets:
Accumulation Units........................................      29,869,675        55,659,480
Contracts in payout (annuitization) period................              --                --
Retained by AXA Equitable in Separate Account A...........           1,581            11,265
                                                               -----------       -----------
Total net assets..........................................     $29,871,256       $55,670,745
                                                               ===========       ===========
Investments in shares of The Trusts, at cost..............     $34,172,782       $64,433,497
The Trusts shares held
 Class A..................................................              --                --
 Class B..................................................       4,149,003         6,384,661

                                                             MULTIMANAGER     MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                            MID CAP GROWTH   MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                           ---------------- --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........    $64,450,106     $60,258,390       $116,012,162       $44,070,473
Receivable for The Trusts shares sold.....................             --              --             99,120                --
Receivable for policy-related transactions................         20,773           7,416                 --            53,712
                                                              -----------     -----------       ------------       -----------
  Total assets............................................     64,470,879      60,265,806        116,111,282        44,124,185
                                                              -----------     -----------       ------------       -----------
Liabilities:
Payable for The Trusts shares purchased...................         20,614           7,416                 --            22,390
Payable for policy-related transactions...................             --              --             96,276                --
                                                              -----------     -----------       ------------       -----------
  Total liabilities.......................................         20,614           7,416             96,276            22,390
                                                              -----------     -----------       ------------       -----------
Net Assets................................................    $64,450,265     $60,258,390       $116,015,006       $44,101,795
                                                              ===========     ===========       ============       ===========
Net Assets:
Accumulation Units........................................     64,442,315      60,246,028        115,500,025        43,863,347
Contracts in payout (annuitization) period................             --              --            468,417                --
Retained by AXA Equitable in Separate Account A...........          7,950          12,362             46,564           238,448
                                                              -----------     -----------       ------------       -----------
Total net assets..........................................    $64,450,265     $60,258,390       $116,015,006       $44,101,795
                                                              ===========     ===========       ============       ===========
Investments in shares of The Trusts, at cost..............    $72,996,315     $63,766,622       $155,522,457       $47,217,643
The Trusts shares held
 Class A..................................................             --              --         23,992,627                --
 Class B..................................................      9,097,931       7,572,626          7,052,827         6,372,820

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                              MULTIMANAGER    MULTIMANAGER
                                                            SMALL CAP VALUE    TECHNOLOGY
                                                           ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $119,168,900    $114,358,320
Receivable for The Trusts shares sold.....................              --              --
Receivable for policy-related transactions................           6,803         189,414
                                                              ------------    ------------
  Total assets............................................     119,175,703     114,547,734
                                                              ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................           6,803         189,414
Payable for policy-related transactions...................              --              --
                                                              ------------    ------------
  Total liabilities.......................................           6,803         189,414
                                                              ------------    ------------
Net Assets................................................    $119,168,900    $114,358,320
                                                              ============    ============
Net Assets:
Accumulation Units........................................     119,150,993     114,338,106
Contracts in payout (annuitization) period................              --              --
Retained by AXA Equitable in Separate Account A...........          17,907          20,214
                                                              ------------    ------------
Total net assets..........................................    $119,168,900    $114,358,320
                                                              ============    ============
Investments in shares of The Trusts, at cost..............    $154,287,768    $107,932,171
The Trusts shares held
 Class A..................................................              --              --
 Class B..................................................      13,726,170      10,508,695


                                                            TARGET 2015   TARGET 2025   TARGET 2035   TARGET 2045
                                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                                           ------------- ------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $15,925,832   $20,037,885   $14,883,451   $10,042,723
Receivable for The Trusts shares sold.....................           --            --            --            --
Receivable for policy-related transactions................       36,576        10,908         2,373         7,922
                                                            -----------   -----------   -----------   -----------
  Total assets............................................   15,962,408    20,048,793    14,885,824    10,050,645
                                                            -----------   -----------   -----------   -----------
Liabilities:
Payable for The Trusts shares purchased...................       36,576        10,908         2,373         7,922
Payable for policy-related transactions...................           --            --            --            --
                                                            -----------   -----------   -----------   -----------
  Total liabilities.......................................       36,576        10,908         2,373         7,922
                                                            -----------   -----------   -----------   -----------
Net Assets................................................  $15,925,832   $20,037,885   $14,883,451   $10,042,723
                                                            ===========   ===========   ===========   ===========
Net Assets:
Accumulation Units........................................   15,921,627    20,037,427    14,876,074    10,042,407
Contracts in payout (annuitization) period................           --            --            --            --
Retained by AXA Equitable in Separate Account A...........        4,205           458         7,377           316
                                                            -----------   -----------   -----------   -----------
Total net assets..........................................  $15,925,832   $20,037,885   $14,883,451   $10,042,723
                                                            ===========   ===========   ===========   ===========
Investments in shares of The Trusts, at cost..............  $15,981,708   $20,665,280   $15,066,743   $ 9,826,155
The Trusts shares held
 Class A..................................................           --            --            --            --
 Class B..................................................    1,917,524     2,480,168     1,866,414     1,318,161

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                          (Continued)



                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
ALL ASSET ALLOCATION....................      0.00%  B               $ 104.89                --
ALL ASSET ALLOCATION....................      0.25%  B               $ 104.81                --
ALL ASSET ALLOCATION....................      0.50%  B               $ 104.73                --
ALL ASSET ALLOCATION....................      0.70%  B               $ 104.67                --
ALL ASSET ALLOCATION....................      0.80%  B               $ 104.64                --
ALL ASSET ALLOCATION....................      0.90%  B               $ 104.60                 1
ALL ASSET ALLOCATION....................      0.95%  B               $ 104.59                --
ALL ASSET ALLOCATION....................      1.00%  B               $ 104.57                --
ALL ASSET ALLOCATION....................      1.10%  B               $ 104.54                --
ALL ASSET ALLOCATION....................      1.20%  B               $ 104.51                 3
ALL ASSET ALLOCATION....................      1.25%  B               $ 104.49                 1
ALL ASSET ALLOCATION....................      1.34%  B               $ 104.46                15
ALL ASSET ALLOCATION....................      1.45%  B               $ 104.43                --

AXA AGGRESSIVE ALLOCATION...............      0.00%  B               $ 128.17                --
AXA AGGRESSIVE ALLOCATION...............      0.25%  B               $ 126.18                --
AXA AGGRESSIVE ALLOCATION...............      0.50%  B               $ 124.22                 2
AXA AGGRESSIVE ALLOCATION...............      0.70%  B               $ 122.66                 3
AXA AGGRESSIVE ALLOCATION...............      0.80%  B               $ 149.16                --
AXA AGGRESSIVE ALLOCATION...............      0.90%  B               $ 121.13                70
AXA AGGRESSIVE ALLOCATION...............      0.95%  B               $ 120.75               164
AXA AGGRESSIVE ALLOCATION...............      1.00%  B               $ 120.37                --
AXA AGGRESSIVE ALLOCATION...............      1.10%  B               $ 119.61                57
AXA AGGRESSIVE ALLOCATION...............      1.20%  B               $ 118.85               240
AXA AGGRESSIVE ALLOCATION...............      1.25%  B               $  73.29                36
AXA AGGRESSIVE ALLOCATION...............      1.30%  B               $  82.62                29
AXA AGGRESSIVE ALLOCATION...............      1.34%  B               $ 117.80             1,646
AXA AGGRESSIVE ALLOCATION...............      1.35%  B               $ 117.73                 7
AXA AGGRESSIVE ALLOCATION...............      1.45%  B               $ 116.99                 1

AXA BALANCED STRATEGY...................      1.10%  A               $ 102.65                 2
AXA BALANCED STRATEGY...................      1.25%  A               $ 102.60                 2
AXA BALANCED STRATEGY...................      1.25%  B               $ 110.45                13
AXA BALANCED STRATEGY...................      1.30%  B               $ 110.42                38

AXA CONSERVATIVE ALLOCATION.............      0.00%  B               $ 122.45                --
AXA CONSERVATIVE ALLOCATION.............      0.25%  B               $ 120.55                --
AXA CONSERVATIVE ALLOCATION.............      0.50%  B               $ 118.67                --
AXA CONSERVATIVE ALLOCATION.............      0.70%  B               $ 117.19                --
AXA CONSERVATIVE ALLOCATION.............      0.80%  B               $ 114.25                --
AXA CONSERVATIVE ALLOCATION.............      0.90%  B               $ 115.72                12
AXA CONSERVATIVE ALLOCATION.............      0.95%  B               $ 115.36                73
AXA CONSERVATIVE ALLOCATION.............      1.00%  B               $ 115.00                --
AXA CONSERVATIVE ALLOCATION.............      1.10%  B               $ 114.27                17
AXA CONSERVATIVE ALLOCATION.............      1.20%  B               $ 113.55               137
AXA CONSERVATIVE ALLOCATION.............      1.25%  B               $  97.99                68
AXA CONSERVATIVE ALLOCATION.............      1.30%  B               $ 100.95                16
AXA CONSERVATIVE ALLOCATION.............      1.34%  B               $ 112.55               378
AXA CONSERVATIVE ALLOCATION.............      1.35%  B               $ 112.48                --
AXA CONSERVATIVE ALLOCATION.............      1.45%  B               $ 111.77                --

AXA CONSERVATIVE GROWTH STRATEGY........      1.25%  B               $ 109.25                 4
AXA CONSERVATIVE GROWTH STRATEGY........      1.30%  B               $ 109.22                 6

AXA CONSERVATIVE STRATEGY...............      1.25%  B               $ 105.46                --
AXA CONSERVATIVE STRATEGY...............      1.30%  B               $ 105.43                 3

AXA CONSERVATIVE-PLUS ALLOCATION........      0.00%  B               $ 122.96                --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.25%  B               $ 121.05                --

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
AXA CONSERVATIVE-PLUS ALLOCATION........      0.50%  B               $ 119.17                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.70%  B               $ 117.67                  2
AXA CONSERVATIVE-PLUS ALLOCATION........      0.80%  B               $ 123.27                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.90%  B               $ 116.20                 28
AXA CONSERVATIVE-PLUS ALLOCATION........      0.95%  B               $ 115.84                 61
AXA CONSERVATIVE-PLUS ALLOCATION........      1.00%  B               $ 115.47                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      1.10%  B               $ 114.75                 25
AXA CONSERVATIVE-PLUS ALLOCATION........      1.20%  B               $ 114.02                173
AXA CONSERVATIVE-PLUS ALLOCATION........      1.25%  B               $  90.69                 55
AXA CONSERVATIVE-PLUS ALLOCATION........      1.30%  B               $  95.68                 26
AXA CONSERVATIVE-PLUS ALLOCATION........      1.34%  B               $ 113.02                685
AXA CONSERVATIVE-PLUS ALLOCATION........      1.35%  B               $ 112.94                  1
AXA CONSERVATIVE-PLUS ALLOCATION........      1.45%  B               $ 112.23                 --

AXA GROWTH STRATEGY.....................      1.10%  A               $ 103.79                  7
AXA GROWTH STRATEGY.....................      1.25%  A               $ 103.74                  7

AXA MODERATE ALLOCATION.................      0.25%  A               $ 120.35                 --
AXA MODERATE ALLOCATION.................      0.50%  A               $  96.11                 --
AXA MODERATE ALLOCATION.................      0.70%  A               $ 155.35                  8
AXA MODERATE ALLOCATION.................      0.90%  A               $ 185.70                113
AXA MODERATE ALLOCATION.................      1.00%  A               $ 194.37                 --
AXA MODERATE ALLOCATION.................      1.20%  A               $ 164.76                 62
AXA MODERATE ALLOCATION.................      1.35%  A               $ 193.89              1,369
AXA MODERATE ALLOCATION.................      1.35%  A               $ 195.12                 46
AXA MODERATE ALLOCATION.................      1.45%  A               $ 124.54                  4
AXA MODERATE ALLOCATION.................      1.75%  A               $  58.09             17,262
AXA MODERATE ALLOCATION.................      0.25%  B               $ 114.11                 --
AXA MODERATE ALLOCATION.................      0.50%  B               $ 111.49                  3
AXA MODERATE ALLOCATION.................      0.70%  B               $ 119.94                 15
AXA MODERATE ALLOCATION.................      0.80%  B               $ 128.11                 --
AXA MODERATE ALLOCATION.................      0.90%  B               $ 116.47                 15
AXA MODERATE ALLOCATION.................      0.90%  B               $ 130.72                 19
AXA MODERATE ALLOCATION.................      0.95%  B               $ 116.86                300
AXA MODERATE ALLOCATION.................      1.00%  B               $ 129.13                 --
AXA MODERATE ALLOCATION.................      1.10%  B               $ 115.04                 97
AXA MODERATE ALLOCATION.................      1.20%  B               $ 124.58                826
AXA MODERATE ALLOCATION.................      1.25%  B               $  85.64                164
AXA MODERATE ALLOCATION.................      1.30%  B               $  92.97                146

AXA MODERATE-PLUS ALLOCATION............      0.00%  B               $ 130.81                 --
AXA MODERATE-PLUS ALLOCATION............      0.25%  B               $ 128.78                 --
AXA MODERATE-PLUS ALLOCATION............      0.50%  B               $ 126.77                  5
AXA MODERATE-PLUS ALLOCATION............      0.70%  B               $ 125.19                  6
AXA MODERATE-PLUS ALLOCATION............      0.80%  B               $ 138.21                 --
AXA MODERATE-PLUS ALLOCATION............      0.90%  B               $ 123.62                160
AXA MODERATE-PLUS ALLOCATION............      0.95%  B               $ 123.23                440
AXA MODERATE-PLUS ALLOCATION............      1.00%  B               $ 122.85                 --
AXA MODERATE-PLUS ALLOCATION............      1.10%  B               $ 122.07                139
AXA MODERATE-PLUS ALLOCATION............      1.20%  B               $ 121.30                652
AXA MODERATE-PLUS ALLOCATION............      1.25%  B               $  80.22                109
AXA MODERATE-PLUS ALLOCATION............      1.30%  B               $  88.27                176
AXA MODERATE-PLUS ALLOCATION............      1.34%  B               $ 120.23              3,923
AXA MODERATE-PLUS ALLOCATION............      1.35%  B               $ 120.15                 11
AXA MODERATE-PLUS ALLOCATION............      1.45%  B               $ 119.39                  1

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract
                                                charges   Share Class   Unit Value   Units Outstanding (000s)
                                               --------- ------------- ------------ -------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.25%  A               $ 134.13                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.50%  A               $  73.60                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.70%  A               $ 115.64                 5
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.90%  A               $ 123.91                45
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.00%  A               $ 126.76                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.20%  A               $ 108.95                31
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.34%  A               $ 121.08             3,660
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.35%  A               $ 120.90                49
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.45%  A               $  94.48                 4
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.25%  B               $  99.03                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.50%  B               $  96.76                 2
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.70%  B               $  99.70                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.80%  B               $ 162.82                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.90%  B               $ 101.19                10
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.95%  B               $  97.14               213
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.00%  B               $ 147.85                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.10%  B               $  95.63                11
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.20%  B               $  94.40               384
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.25%  B               $  58.87                39
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.30%  B               $  71.20                17

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.25%  A               $ 144.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.50%  A               $  90.30                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.70%  A               $ 133.00                 3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.90%  A               $ 166.93                11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.00%  A               $ 164.81                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.20%  A               $ 160.64                 9
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.34%  A               $ 157.78             1,367
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.35%  A               $ 157.57                11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.45%  A               $ 114.27                 2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.25%  B               $  88.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.50%  B               $  86.81                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.70%  B               $ 143.59                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.80%  B               $ 158.66                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.90%  B               $ 118.65                 4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.95%  B               $ 139.89                96
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.00%  B               $ 151.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.10%  B               $ 137.72                 3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.20%  B               $ 114.32               181
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.25%  B               $  72.69                10
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.30%  B               $  87.36                 7

EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.00%  B               $  81.05                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.00%  B               $  84.79                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.25%  B               $  84.09                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.50%  B               $  83.39                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.70%  B               $  82.84                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.80%  B               $ 170.98                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.90%  B               $  82.29                 2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.95%  B               $  82.15                 6
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.00%  B               $  82.01                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.10%  B               $  81.74                 3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.20%  B               $  81.46                15
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.25%  B               $  68.08                 3

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                               Contract
                                               charges   Share Class   Unit Value   Units Outstanding (000s)
                                              --------- ------------- ------------ -------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.30%  B              $  77.48                  1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.34%  B              $  81.08                114
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.45%  B              $  80.78                 --

EQ/BLACKROCK BASIC VALUE EQUITY............      0.25%  B              $ 132.53                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.50%  B              $ 129.48                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.70%  B              $ 161.67                  4
EQ/BLACKROCK BASIC VALUE EQUITY............      0.80%  B              $ 151.80                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.90%  B              $ 154.34                  4
EQ/BLACKROCK BASIC VALUE EQUITY............      0.90%  B              $ 157.97                 22
EQ/BLACKROCK BASIC VALUE EQUITY............      0.95%  B              $ 131.22                133
EQ/BLACKROCK BASIC VALUE EQUITY............      1.00%  B              $ 156.16                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      1.10%  B              $ 154.36                 13
EQ/BLACKROCK BASIC VALUE EQUITY............      1.20%  B              $ 151.42                251
EQ/BLACKROCK BASIC VALUE EQUITY............      1.20%  B              $ 152.57                 14
EQ/BLACKROCK BASIC VALUE EQUITY............      1.25%  B              $  73.91                 61
EQ/BLACKROCK BASIC VALUE EQUITY............      1.30%  B              $  83.84                  7
EQ/BLACKROCK BASIC VALUE EQUITY............      1.34%  B              $ 194.39              1,328
EQ/BLACKROCK BASIC VALUE EQUITY............      1.35%  B              $ 149.93                  7
EQ/BLACKROCK BASIC VALUE EQUITY............      1.45%  B              $ 147.09                  1

EQ/BLACKROCK INTERNATIONAL VALUE...........      0.25%  B              $ 109.66                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.50%  B              $ 107.14                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.70%  B              $ 130.43                 22
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.80%  B              $ 163.77                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.90%  B              $ 127.74                 36
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.95%  B              $ 127.07                136
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.00%  B              $ 126.41                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.10%  B              $ 125.09                  8
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.20%  B              $ 123.78                175
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.25%  B              $  71.27                 23
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.30%  B              $  82.38                  8
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.34%  B              $ 121.98              1,655
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.35%  B              $ 121.85                 10
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.45%  B              $ 132.01                  1

EQ/BOSTON ADVISORS EQUITY INCOME...........      0.00%  B              $ 103.43                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.25%  B              $ 102.09                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.50%  B              $ 100.76                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.70%  B              $  99.70                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.80%  B              $ 145.23                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.90%  B              $  98.66                  8
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.95%  B              $  98.40                 40
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.00%  B              $  98.14                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.10%  B              $  97.62                  5
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.20%  B              $  97.11                 68
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.25%  B              $  69.71                  8
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.30%  B              $  78.71                  7
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.34%  B              $  96.39                385
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.35%  B              $  96.34                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.45%  B              $  95.83                 --

EQ/CALVERT SOCIALLY RESPONSIBLE............      0.25%  B              $  68.95                 --
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.50%  B              $  67.36                 --
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.70%  B              $  74.66                  2
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.80%  B              $ 146.29                 --

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                           Contract
                                           charges   Share Class   Unit Value   Units Outstanding (000s)
                                          --------- ------------- ------------ -------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE........      0.90%  B              $  73.12                  4
EQ/CALVERT SOCIALLY RESPONSIBLE........      0.95%  B              $  93.26                  4
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.00%  B              $  72.36                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.10%  B              $  71.60                  1
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.20%  B              $  70.85                 15
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.25%  B              $  71.04                  1
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.30%  B              $  78.30                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.34%  B              $  69.81                240
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.35%  B              $  69.74                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.45%  B              $  89.44                 --

EQ/CAPITAL GUARDIAN GROWTH.............      0.25%  B              $  58.69                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.50%  B              $  57.26                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.70%  B              $  64.90                  1
EQ/CAPITAL GUARDIAN GROWTH.............      0.80%  B              $ 149.32                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.90%  B              $  63.56                  7
EQ/CAPITAL GUARDIAN GROWTH.............      0.95%  B              $  63.23                 20
EQ/CAPITAL GUARDIAN GROWTH.............      1.00%  B              $  62.90                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.10%  B              $  62.24                  3
EQ/CAPITAL GUARDIAN GROWTH.............      1.20%  B              $  61.59                 39
EQ/CAPITAL GUARDIAN GROWTH.............      1.25%  B              $  75.30                  1
EQ/CAPITAL GUARDIAN GROWTH.............      1.30%  B              $  82.04                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.34%  B              $  60.69                212
EQ/CAPITAL GUARDIAN GROWTH.............      1.35%  B              $  60.63                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.45%  B              $  80.66                 --

EQ/CAPITAL GUARDIAN RESEARCH...........      0.00%  B              $ 117.23                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.25%  B              $ 101.97                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.50%  B              $  99.62                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.70%  B              $ 108.99                  2
EQ/CAPITAL GUARDIAN RESEARCH...........      0.80%  B              $ 152.88                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.90%  B              $ 106.74                 24
EQ/CAPITAL GUARDIAN RESEARCH...........      0.95%  B              $ 106.19                 70
EQ/CAPITAL GUARDIAN RESEARCH...........      1.00%  B              $ 105.63                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      1.10%  B              $ 104.53                  1
EQ/CAPITAL GUARDIAN RESEARCH...........      1.20%  B              $ 103.44                277
EQ/CAPITAL GUARDIAN RESEARCH...........      1.25%  B              $  72.65                 34
EQ/CAPITAL GUARDIAN RESEARCH...........      1.30%  B              $  79.37                  1
EQ/CAPITAL GUARDIAN RESEARCH...........      1.34%  B              $ 101.93              1,168
EQ/CAPITAL GUARDIAN RESEARCH...........      1.35%  B              $ 101.82                  5
EQ/CAPITAL GUARDIAN RESEARCH...........      1.45%  B              $ 100.76                  2

EQ/COMMON STOCK INDEX..................      0.25%  A              $ 134.77                 --
EQ/COMMON STOCK INDEX..................      0.50%  A              $  77.16                  1
EQ/COMMON STOCK INDEX..................      0.70%  A              $ 117.35                 20
EQ/COMMON STOCK INDEX..................      0.90%  A              $ 165.98                 62
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 177.90                 --
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 371.69                 80
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 402.62                 28
EQ/COMMON STOCK INDEX..................      1.20%  A              $ 136.48                 31
EQ/COMMON STOCK INDEX..................      1.35%  A              $ 209.74              1,725
EQ/COMMON STOCK INDEX..................      1.35%  A              $ 219.15                 56
EQ/COMMON STOCK INDEX..................      1.45%  A              $  84.37                 23
EQ/COMMON STOCK INDEX..................      1.75%  A              $ 271.80              5,706
EQ/COMMON STOCK INDEX..................      0.25%  B              $  76.81                 --

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/COMMON STOCK INDEX............      0.50%  B              $  75.05                 --
EQ/COMMON STOCK INDEX............      0.70%  B              $  77.72                  5
EQ/COMMON STOCK INDEX............      0.80%  B              $ 151.84                 --
EQ/COMMON STOCK INDEX............      0.90%  B              $  79.72                 23
EQ/COMMON STOCK INDEX............      0.90%  B              $  89.22                  8
EQ/COMMON STOCK INDEX............      0.95%  B              $  75.72                314
EQ/COMMON STOCK INDEX............      1.00%  B              $ 130.38                 --
EQ/COMMON STOCK INDEX............      1.10%  B              $  74.54                  8
EQ/COMMON STOCK INDEX............      1.20%  B              $  84.41                781
EQ/COMMON STOCK INDEX............      1.25%  B              $  66.85                 28
EQ/COMMON STOCK INDEX............      1.30%  B              $  74.64                 22

EQ/CORE BOND INDEX...............      0.25%  B              $ 117.44                 --
EQ/CORE BOND INDEX...............      0.50%  B              $ 115.08                 --
EQ/CORE BOND INDEX...............      0.70%  B              $ 113.23                  6
EQ/CORE BOND INDEX...............      0.80%  B              $ 104.89                 --
EQ/CORE BOND INDEX...............      0.90%  B              $ 111.40                 13
EQ/CORE BOND INDEX...............      0.95%  B              $ 110.95                177
EQ/CORE BOND INDEX...............      1.00%  B              $ 110.50                 --
EQ/CORE BOND INDEX...............      1.10%  B              $ 109.60                  8
EQ/CORE BOND INDEX...............      1.20%  B              $ 108.70                139
EQ/CORE BOND INDEX...............      1.25%  B              $  93.17                 16
EQ/CORE BOND INDEX...............      1.30%  B              $  93.34                  5
EQ/CORE BOND INDEX...............      1.34%  B              $ 107.47                799
EQ/CORE BOND INDEX...............      1.35%  B              $ 107.38                 --
EQ/CORE BOND INDEX...............      1.45%  B              $ 106.50                 --

EQ/DAVIS NEW YORK VENTURE........      0.00%  B              $  78.85                 --
EQ/DAVIS NEW YORK VENTURE........      0.00%  B              $  87.13                  2
EQ/DAVIS NEW YORK VENTURE........      0.25%  B              $ 126.18                 --
EQ/DAVIS NEW YORK VENTURE........      0.25%  B              $ 138.93                 --
EQ/DAVIS NEW YORK VENTURE........      0.50%  B              $  77.82                 --
EQ/DAVIS NEW YORK VENTURE........      0.70%  B              $  77.40                 --
EQ/DAVIS NEW YORK VENTURE........      0.80%  B              $ 156.79                 --
EQ/DAVIS NEW YORK VENTURE........      0.90%  B              $  77.00                  6
EQ/DAVIS NEW YORK VENTURE........      0.90%  B              $  88.46                 --
EQ/DAVIS NEW YORK VENTURE........      0.95%  B              $  76.89                 28
EQ/DAVIS NEW YORK VENTURE........      1.00%  B              $  88.16                 --
EQ/DAVIS NEW YORK VENTURE........      1.00%  B              $ 156.54                 --
EQ/DAVIS NEW YORK VENTURE........      1.10%  B              $  83.63                  8
EQ/DAVIS NEW YORK VENTURE........      1.20%  B              $  76.38                 36
EQ/DAVIS NEW YORK VENTURE........      1.25%  B              $  75.46                  8
EQ/DAVIS NEW YORK VENTURE........      1.30%  B              $  76.29                  2
EQ/DAVIS NEW YORK VENTURE........      1.34%  B              $  76.10                191
EQ/DAVIS NEW YORK VENTURE........      1.34%  B              $  87.16                 --
EQ/DAVIS NEW YORK VENTURE........      1.45%  B              $  75.88                 --

EQ/EQUITY 500 INDEX..............      0.25%  A              $ 131.81                 --
EQ/EQUITY 500 INDEX..............      0.50%  A              $  84.82                 --
EQ/EQUITY 500 INDEX..............      0.70%  A              $ 129.53                 11
EQ/EQUITY 500 INDEX..............      0.90%  A              $ 183.42                 42
EQ/EQUITY 500 INDEX..............      1.00%  A              $ 205.58                 --
EQ/EQUITY 500 INDEX..............      1.20%  A              $ 151.14                 45
EQ/EQUITY 500 INDEX..............      1.34%  A              $ 248.75              2,527
EQ/EQUITY 500 INDEX..............      1.35%  A              $ 248.35                 26

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/EQUITY 500 INDEX..............      1.45%  A              $  93.93                  9
EQ/EQUITY 500 INDEX..............      0.25%  B              $  86.26                 --
EQ/EQUITY 500 INDEX..............      0.50%  B              $  84.28                 --
EQ/EQUITY 500 INDEX..............      0.70%  B              $  85.37                 19
EQ/EQUITY 500 INDEX..............      0.80%  B              $ 149.43                 --
EQ/EQUITY 500 INDEX..............      0.90%  B              $  98.92                 12
EQ/EQUITY 500 INDEX..............      0.95%  B              $  83.17                180
EQ/EQUITY 500 INDEX..............      1.00%  B              $ 126.06                 --
EQ/EQUITY 500 INDEX..............      1.10%  B              $  81.88                 21
EQ/EQUITY 500 INDEX..............      1.20%  B              $  93.97                572
EQ/EQUITY 500 INDEX..............      1.25%  B              $  73.10                 77
EQ/EQUITY 500 INDEX..............      1.30%  B              $  82.05                 10

EQ/EQUITY GROWTH PLUS............      0.25%  B              $ 140.50                 --
EQ/EQUITY GROWTH PLUS............      0.50%  B              $ 137.63                  1
EQ/EQUITY GROWTH PLUS............      0.70%  B              $ 135.36                  6
EQ/EQUITY GROWTH PLUS............      0.80%  B              $ 147.19                 --
EQ/EQUITY GROWTH PLUS............      0.90%  B              $ 133.13                 41
EQ/EQUITY GROWTH PLUS............      0.95%  B              $ 132.58                198
EQ/EQUITY GROWTH PLUS............      1.00%  B              $ 132.03                 --
EQ/EQUITY GROWTH PLUS............      1.10%  B              $ 130.93                 15
EQ/EQUITY GROWTH PLUS............      1.20%  B              $ 129.84                315
EQ/EQUITY GROWTH PLUS............      1.25%  B              $  80.42                 34
EQ/EQUITY GROWTH PLUS............      1.30%  B              $  87.94                 13
EQ/EQUITY GROWTH PLUS............      1.34%  B              $ 128.33              2,138
EQ/EQUITY GROWTH PLUS............      1.35%  B              $ 128.22                  3
EQ/EQUITY GROWTH PLUS............      1.45%  B              $ 127.16                  1

EQ/EVERGREEN OMEGA...............      0.25%  B              $ 103.09                 --
EQ/EVERGREEN OMEGA...............      0.50%  B              $ 100.72                 --
EQ/EVERGREEN OMEGA...............      0.70%  B              $ 102.07                  3
EQ/EVERGREEN OMEGA...............      0.80%  B              $ 152.54                 --
EQ/EVERGREEN OMEGA...............      0.90%  B              $  99.96                  3
EQ/EVERGREEN OMEGA...............      0.95%  B              $  99.44                 40
EQ/EVERGREEN OMEGA...............      1.00%  B              $  98.92                 --
EQ/EVERGREEN OMEGA...............      1.10%  B              $  97.89                 10
EQ/EVERGREEN OMEGA...............      1.20%  B              $  96.86                 60
EQ/EVERGREEN OMEGA...............      1.25%  B              $  98.37                 13
EQ/EVERGREEN OMEGA...............      1.30%  B              $ 112.70                  1
EQ/EVERGREEN OMEGA...............      1.34%  B              $  95.45                354
EQ/EVERGREEN OMEGA...............      1.35%  B              $  95.35                 --
EQ/EVERGREEN OMEGA...............      1.45%  B              $  94.35                 --

EQ/FRANKLIN CORE BALANCED........      0.00%  B              $  95.14                 --
EQ/FRANKLIN CORE BALANCED........      0.25%  B              $  94.36                 --
EQ/FRANKLIN CORE BALANCED........      0.50%  B              $  93.57                 --
EQ/FRANKLIN CORE BALANCED........      0.70%  B              $  92.95                  2
EQ/FRANKLIN CORE BALANCED........      0.80%  B              $ 142.97                 --
EQ/FRANKLIN CORE BALANCED........      0.90%  B              $  92.33                  8
EQ/FRANKLIN CORE BALANCED........      0.95%  B              $  92.18                 68
EQ/FRANKLIN CORE BALANCED........      1.00%  B              $  92.03                 --
EQ/FRANKLIN CORE BALANCED........      1.10%  B              $  91.72                  7
EQ/FRANKLIN CORE BALANCED........      1.20%  B              $  91.41                120
EQ/FRANKLIN CORE BALANCED........      1.25%  B              $  84.02                 13
EQ/FRANKLIN CORE BALANCED........      1.30%  B              $  89.72                 17

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                             Contract
                                             charges   Share Class   Unit Value   Units Outstanding (000s)
                                            --------- ------------- ------------ -------------------------
EQ/FRANKLIN CORE BALANCED................      1.34%  B              $  90.98                615
EQ/FRANKLIN CORE BALANCED................      1.35%  B              $  90.95                 --
EQ/FRANKLIN CORE BALANCED................      1.45%  B              $  90.65                 --

EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.00%  B              $  77.81                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.25%  B              $ 133.67                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.50%  B              $  76.79                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.70%  B              $  76.39                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.80%  B              $ 146.85                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.90%  B              $  75.98                  6
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.95%  B              $  75.88                 47
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.00%  B              $ 146.61                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.10%  B              $  84.97                 10
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.20%  B              $  75.38                 86
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.25%  B              $  74.62                  7
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.30%  B              $  75.29                 17
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.34%  B              $  75.10                389
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.45%  B              $  74.88                 --

EQ/GAMCO MERGERS AND ACQUISITIONS........      0.00%  B              $ 123.62                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.25%  B              $ 122.18                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.50%  B              $ 120.76                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.70%  B              $ 119.63                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.80%  B              $ 122.34                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.90%  B              $ 118.51                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.95%  B              $ 118.23                 17
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.00%  B              $ 117.96                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.10%  B              $ 117.40                  3
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.20%  B              $ 116.85                 17
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.25%  B              $  93.71                  4
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.30%  B              $ 102.25                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.34%  B              $ 116.03                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.34%  B              $ 116.08                 75
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.35%  B              $ 116.02                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.45%  B              $ 115.47                 --

EQ/GAMCO SMALL COMPANY VALUE.............      0.00%  B              $ 150.93                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.25%  B              $ 148.97                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.50%  B              $ 147.03                  1
EQ/GAMCO SMALL COMPANY VALUE.............      0.70%  B              $ 145.49                  4
EQ/GAMCO SMALL COMPANY VALUE.............      0.80%  B              $ 170.87                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.90%  B              $ 143.97                 18
EQ/GAMCO SMALL COMPANY VALUE.............      0.95%  B              $ 143.59                 83
EQ/GAMCO SMALL COMPANY VALUE.............      1.00%  B              $ 143.21                 --
EQ/GAMCO SMALL COMPANY VALUE.............      1.10%  B              $ 142.46                 16
EQ/GAMCO SMALL COMPANY VALUE.............      1.20%  B              $ 141.70                181
EQ/GAMCO SMALL COMPANY VALUE.............      1.25%  B              $  90.41                 46
EQ/GAMCO SMALL COMPANY VALUE.............      1.30%  B              $ 107.09                 14
EQ/GAMCO SMALL COMPANY VALUE.............      1.34%  B              $ 140.66              1,108
EQ/GAMCO SMALL COMPANY VALUE.............      1.35%  B              $ 140.59                  2
EQ/GAMCO SMALL COMPANY VALUE.............      1.45%  B              $ 139.84                  1

EQ/GLOBAL BOND PLUS......................      0.00%  B              $ 120.05                 --
EQ/GLOBAL BOND PLUS......................      0.25%  B              $ 118.78                 --
EQ/GLOBAL BOND PLUS......................      0.50%  B              $ 117.53                 --
EQ/GLOBAL BOND PLUS......................      0.70%  B              $ 116.53                  1

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract
                                                charges   Share Class   Unit Value   Units Outstanding (000s)
                                               --------- ------------- ------------ -------------------------
EQ/GLOBAL BOND PLUS.........................      0.80%  B               $ 108.45                --
EQ/GLOBAL BOND PLUS.........................      0.90%  B               $ 115.54                 7
EQ/GLOBAL BOND PLUS.........................      0.95%  B               $ 115.29                67
EQ/GLOBAL BOND PLUS.........................      1.00%  B               $ 115.05                --
EQ/GLOBAL BOND PLUS.........................      1.10%  B               $ 114.55                13
EQ/GLOBAL BOND PLUS.........................      1.20%  B               $ 114.06                76
EQ/GLOBAL BOND PLUS.........................      1.25%  B               $ 114.50                25
EQ/GLOBAL BOND PLUS.........................      1.30%  B               $ 116.18                 3
EQ/GLOBAL BOND PLUS.........................      1.34%  B               $ 113.38               315
EQ/GLOBAL BOND PLUS.........................      1.35%  B               $ 113.33                --
EQ/GLOBAL BOND PLUS.........................      1.45%  B               $ 112.85                --

EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.25%  B               $ 222.63                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.50%  B               $ 217.50                 1
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.70%  B               $ 163.68                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.70%  B               $ 267.50                 6
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.80%  B               $ 165.92                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 162.05                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 261.39                13
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 310.04                 3
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.95%  B               $ 229.15               107
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.00%  B               $ 258.39                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.10%  B               $ 255.40                 9
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.20%  B               $ 238.40               167
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.20%  B               $ 252.45                40
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.25%  B               $  72.17                52
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.30%  B               $  98.90                 8
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.34%  B               $ 164.68             1,935
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.35%  B               $ 248.08                 7
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.45%  B               $ 231.58                 1
EQ/GLOBAL MULTI-SECTOR EQUITY...............      2.75%  B               $ 151.37                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      2.75%  B               $ 267.70                21

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.25%  A               $  97.73                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.50%  A               $ 107.84                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.70%  A               $ 153.88                 1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.90%  A               $ 165.19                 3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  A               $  86.49                30
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  A               $ 165.25                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.20%  A               $ 151.16                 2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.34%  A               $ 167.97               438
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.35%  A               $ 161.84                 6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.45%  A               $ 135.54                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.25%  B               $ 139.72                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.50%  B               $ 136.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.70%  B               $ 140.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.80%  B               $  99.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.90%  B               $ 140.25                 2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.95%  B               $ 136.90                74
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  B               $ 110.69                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.10%  B               $ 134.77                 5
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.20%  B               $ 135.57                89
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.25%  B               $ 103.82                16
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.30%  B               $ 104.32                 3

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                           Contract
                                           charges   Share Class   Unit Value   Units Outstanding (000s)
                                          --------- ------------- ------------ -------------------------
EQ/INTERNATIONAL CORE PLUS.............      0.25%  B               $ 110.26               --
EQ/INTERNATIONAL CORE PLUS.............      0.50%  B               $ 107.72                1
EQ/INTERNATIONAL CORE PLUS.............      0.70%  B               $ 119.10                2
EQ/INTERNATIONAL CORE PLUS.............      0.80%  B               $ 162.64               --
EQ/INTERNATIONAL CORE PLUS.............      0.90%  B               $ 116.64               10
EQ/INTERNATIONAL CORE PLUS.............      0.95%  B               $ 142.55               59
EQ/INTERNATIONAL CORE PLUS.............      1.00%  B               $ 115.43               --
EQ/INTERNATIONAL CORE PLUS.............      1.10%  B               $ 114.22               12
EQ/INTERNATIONAL CORE PLUS.............      1.20%  B               $ 113.03              168
EQ/INTERNATIONAL CORE PLUS.............      1.25%  B               $  74.24               57
EQ/INTERNATIONAL CORE PLUS.............      1.30%  B               $  86.11                4
EQ/INTERNATIONAL CORE PLUS.............      1.34%  B               $ 111.38              806
EQ/INTERNATIONAL CORE PLUS.............      1.35%  B               $ 111.26                1
EQ/INTERNATIONAL CORE PLUS.............      1.45%  B               $ 136.84               --

EQ/INTERNATIONAL GROWTH................      0.00%  B               $ 138.85               --
EQ/INTERNATIONAL GROWTH................      0.25%  B               $ 137.23               --
EQ/INTERNATIONAL GROWTH................      0.50%  B               $ 135.64               --
EQ/INTERNATIONAL GROWTH................      0.70%  B               $ 134.37                1
EQ/INTERNATIONAL GROWTH................      0.80%  B               $ 161.43               --
EQ/INTERNATIONAL GROWTH................      0.90%  B               $ 133.11                5
EQ/INTERNATIONAL GROWTH................      0.95%  B               $ 132.80               29
EQ/INTERNATIONAL GROWTH................      1.00%  B               $ 132.49               --
EQ/INTERNATIONAL GROWTH................      1.10%  B               $ 131.86                5
EQ/INTERNATIONAL GROWTH................      1.20%  B               $ 131.24               42
EQ/INTERNATIONAL GROWTH................      1.25%  B               $  81.17               12
EQ/INTERNATIONAL GROWTH................      1.30%  B               $  96.94                2
EQ/INTERNATIONAL GROWTH................      1.34%  B               $ 130.32                9
EQ/INTERNATIONAL GROWTH................      1.34%  B               $ 130.37              248
EQ/INTERNATIONAL GROWTH................      1.35%  B               $ 130.31               --
EQ/INTERNATIONAL GROWTH................      1.45%  B               $ 129.70               --

EQ/JPMORGAN VALUE OPPORTUNITIES........      0.25%  B               $ 106.84               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.50%  B               $ 104.38               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.70%  B               $ 103.78                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.80%  B               $ 157.97               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.90%  B               $ 100.30                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.90%  B               $ 101.41                6
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.95%  B               $  93.71               16
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.00%  B               $ 100.24               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.10%  B               $  99.09                2
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.20%  B               $  96.91               25
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.20%  B               $  97.94                6
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.25%  B               $  70.01                4
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.30%  B               $  78.88                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.34%  B               $ 121.58              308
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.35%  B               $  96.25                5
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.45%  B               $  94.13                1

EQ/LARGE CAP CORE PLUS.................      0.25%  B               $  85.69               --
EQ/LARGE CAP CORE PLUS.................      0.50%  B               $  83.72               --
EQ/LARGE CAP CORE PLUS.................      0.70%  B               $  87.12               --
EQ/LARGE CAP CORE PLUS.................      0.80%  B               $ 148.56               --
EQ/LARGE CAP CORE PLUS.................      0.90%  B               $  85.32                3
EQ/LARGE CAP CORE PLUS.................      0.95%  B               $  84.87               10

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/LARGE CAP CORE PLUS...........      1.00%  B              $  84.43                 --
EQ/LARGE CAP CORE PLUS...........      1.10%  B              $  83.55                  1
EQ/LARGE CAP CORE PLUS...........      1.20%  B              $  82.67                 22
EQ/LARGE CAP CORE PLUS...........      1.25%  B              $  74.07                  3
EQ/LARGE CAP CORE PLUS...........      1.30%  B              $  81.05                 --
EQ/LARGE CAP CORE PLUS...........      1.34%  B              $  81.47                124
EQ/LARGE CAP CORE PLUS...........      1.35%  B              $  81.38                 --
EQ/LARGE CAP CORE PLUS...........      1.45%  B              $  80.53                 --

EQ/LARGE CAP GROWTH INDEX........      0.25%  B              $  66.00                 --
EQ/LARGE CAP GROWTH INDEX........      0.50%  B              $  64.48                  1
EQ/LARGE CAP GROWTH INDEX........      0.70%  B              $  70.14                  1
EQ/LARGE CAP GROWTH INDEX........      0.80%  B              $ 150.10                 --
EQ/LARGE CAP GROWTH INDEX........      0.90%  B              $  68.69                 11
EQ/LARGE CAP GROWTH INDEX........      0.95%  B              $  68.33                117
EQ/LARGE CAP GROWTH INDEX........      1.00%  B              $  67.98                 --
EQ/LARGE CAP GROWTH INDEX........      1.10%  B              $  67.27                  5
EQ/LARGE CAP GROWTH INDEX........      1.20%  B              $  66.57                188
EQ/LARGE CAP GROWTH INDEX........      1.25%  B              $  88.13                  7
EQ/LARGE CAP GROWTH INDEX........      1.30%  B              $  98.09                  1
EQ/LARGE CAP GROWTH INDEX........      1.34%  B              $  65.60              1,420
EQ/LARGE CAP GROWTH INDEX........      1.35%  B              $  65.53                  3
EQ/LARGE CAP GROWTH INDEX........      1.45%  B              $  64.84                  1

EQ/LARGE CAP GROWTH PLUS.........      0.25%  B              $  58.62                 --
EQ/LARGE CAP GROWTH PLUS.........      0.50%  B              $  57.27                  1
EQ/LARGE CAP GROWTH PLUS.........      0.70%  B              $ 100.65                  3
EQ/LARGE CAP GROWTH PLUS.........      0.80%  B              $ 149.84                 --
EQ/LARGE CAP GROWTH PLUS.........      0.90%  B              $  88.06                  3
EQ/LARGE CAP GROWTH PLUS.........      0.90%  B              $  98.35                 23
EQ/LARGE CAP GROWTH PLUS.........      0.95%  B              $  83.04                 85
EQ/LARGE CAP GROWTH PLUS.........      1.00%  B              $  97.22                 --
EQ/LARGE CAP GROWTH PLUS.........      1.10%  B              $  96.10                  2
EQ/LARGE CAP GROWTH PLUS.........      1.20%  B              $  91.21                147
EQ/LARGE CAP GROWTH PLUS.........      1.20%  B              $  94.98                  3
EQ/LARGE CAP GROWTH PLUS.........      1.25%  B              $  83.73                  3
EQ/LARGE CAP GROWTH PLUS.........      1.30%  B              $  96.43                  2
EQ/LARGE CAP GROWTH PLUS.........      1.34%  B              $ 139.68              1,451
EQ/LARGE CAP GROWTH PLUS.........      1.35%  B              $  93.34                 16
EQ/LARGE CAP GROWTH PLUS.........      1.45%  B              $  88.60                  7

EQ/LARGE CAP VALUE INDEX.........      0.00%  B              $  55.34                 --
EQ/LARGE CAP VALUE INDEX.........      0.25%  B              $  54.76                 --
EQ/LARGE CAP VALUE INDEX.........      0.25%  B              $ 121.05                 --
EQ/LARGE CAP VALUE INDEX.........      0.50%  B              $  54.18                 --
EQ/LARGE CAP VALUE INDEX.........      0.70%  B              $  53.72                 --
EQ/LARGE CAP VALUE INDEX.........      0.80%  B              $ 151.36                 --
EQ/LARGE CAP VALUE INDEX.........      0.90%  B              $  53.26                 10
EQ/LARGE CAP VALUE INDEX.........      0.95%  B              $  53.14                 20
EQ/LARGE CAP VALUE INDEX.........      1.00%  B              $  53.03                 --
EQ/LARGE CAP VALUE INDEX.........      1.10%  B              $  52.80                  3
EQ/LARGE CAP VALUE INDEX.........      1.20%  B              $  52.58                 28
EQ/LARGE CAP VALUE INDEX.........      1.25%  B              $  44.23                  4
EQ/LARGE CAP VALUE INDEX.........      1.30%  B              $  48.58                  1
EQ/LARGE CAP VALUE INDEX.........      1.34%  B              $  52.26                201

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
EQ/LARGE CAP VALUE INDEX................      1.35%  B              $  52.24                  1
EQ/LARGE CAP VALUE INDEX................      1.45%  B              $  52.01                 --

EQ/LARGE CAP VALUE PLUS.................      0.00%  A              $   6.50                 --
EQ/LARGE CAP VALUE PLUS.................      0.50%  A              $ 105.72                 --
EQ/LARGE CAP VALUE PLUS.................      0.70%  A              $  96.07                  7
EQ/LARGE CAP VALUE PLUS.................      0.90%  A              $  94.08                 63
EQ/LARGE CAP VALUE PLUS.................      1.00%  A              $  93.11                 --
EQ/LARGE CAP VALUE PLUS.................      1.20%  A              $  91.17                 78
EQ/LARGE CAP VALUE PLUS.................      1.34%  A              $  89.84              7,621
EQ/LARGE CAP VALUE PLUS.................      1.35%  A              $   6.29                 --
EQ/LARGE CAP VALUE PLUS.................      1.35%  A              $  89.75                 50
EQ/LARGE CAP VALUE PLUS.................      1.45%  A              $  95.00                  7
EQ/LARGE CAP VALUE PLUS.................      3.40%  A              $   5.78                 --
EQ/LARGE CAP VALUE PLUS.................      3.40%  A              $   5.98                 --
EQ/LARGE CAP VALUE PLUS.................      4.75%  A              $   5.59                 --
EQ/LARGE CAP VALUE PLUS.................      4.75%  A              $   5.77                 --
EQ/LARGE CAP VALUE PLUS.................      0.25%  B              $ 107.33                 --
EQ/LARGE CAP VALUE PLUS.................      0.50%  B              $ 104.86                  2
EQ/LARGE CAP VALUE PLUS.................      0.70%  B              $  95.28                 18
EQ/LARGE CAP VALUE PLUS.................      0.70%  B              $  96.07                 --
EQ/LARGE CAP VALUE PLUS.................      0.80%  B              $ 151.95                 --
EQ/LARGE CAP VALUE PLUS.................      0.90%  B              $  93.31                 14
EQ/LARGE CAP VALUE PLUS.................      0.90%  B              $  94.08                 --
EQ/LARGE CAP VALUE PLUS.................      0.95%  B              $  98.45                331
EQ/LARGE CAP VALUE PLUS.................      1.00%  B              $  93.11                 --
EQ/LARGE CAP VALUE PLUS.................      1.10%  B              $  91.38                  4
EQ/LARGE CAP VALUE PLUS.................      1.10%  B              $  92.14                 --
EQ/LARGE CAP VALUE PLUS.................      1.20%  B              $  90.43                756
EQ/LARGE CAP VALUE PLUS.................      1.20%  B              $  91.17                 --
EQ/LARGE CAP VALUE PLUS.................      1.25%  B              $  59.13                 14
EQ/LARGE CAP VALUE PLUS.................      1.30%  B              $  65.23                 15

EQ/LORD ABBETT GROWTH AND INCOME........      0.00%  B              $  97.18                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.25%  B              $  96.05                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.50%  B              $  94.93                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.70%  B              $  94.04                  2
EQ/LORD ABBETT GROWTH AND INCOME........      0.80%  B              $ 151.27                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.90%  B              $  93.16                  8
EQ/LORD ABBETT GROWTH AND INCOME........      0.95%  B              $  92.94                 12
EQ/LORD ABBETT GROWTH AND INCOME........      1.00%  B              $  92.72                 --
EQ/LORD ABBETT GROWTH AND INCOME........      1.10%  B              $  92.29                  2
EQ/LORD ABBETT GROWTH AND INCOME........      1.20%  B              $  91.85                 11
EQ/LORD ABBETT GROWTH AND INCOME........      1.25%  B              $  70.58                  2
EQ/LORD ABBETT GROWTH AND INCOME........      1.30%  B              $  76.82                  1
EQ/LORD ABBETT GROWTH AND INCOME........      1.34%  B              $  91.24                119
EQ/LORD ABBETT GROWTH AND INCOME........      1.35%  B              $  91.20                 --
EQ/LORD ABBETT GROWTH AND INCOME........      1.45%  B              $  90.77                 --

EQ/LORD ABBETT LARGE CAP CORE...........      0.00%  B              $ 115.16                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.25%  B              $ 113.82                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.50%  B              $ 112.50                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.70%  B              $ 111.44                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.80%  B              $ 142.78                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.90%  B              $ 110.40                  1

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
EQ/LORD ABBETT LARGE CAP CORE........      0.95%  B               $ 110.14                14
EQ/LORD ABBETT LARGE CAP CORE........      1.00%  B               $ 109.88                --
EQ/LORD ABBETT LARGE CAP CORE........      1.10%  B               $ 109.37                 4
EQ/LORD ABBETT LARGE CAP CORE........      1.20%  B               $ 108.85                40
EQ/LORD ABBETT LARGE CAP CORE........      1.25%  B               $  85.56                18
EQ/LORD ABBETT LARGE CAP CORE........      1.30%  B               $  94.65                 1
EQ/LORD ABBETT LARGE CAP CORE........      1.34%  B               $ 108.13               149
EQ/LORD ABBETT LARGE CAP CORE........      1.34%  B               $ 108.85                --
EQ/LORD ABBETT LARGE CAP CORE........      1.35%  B               $ 108.08                --
EQ/LORD ABBETT LARGE CAP CORE........      1.45%  B               $ 107.57                --

EQ/MID CAP INDEX.....................      0.25%  B               $ 104.61                --
EQ/MID CAP INDEX.....................      0.50%  B               $ 102.20                 1
EQ/MID CAP INDEX.....................      0.70%  B               $  97.99                22
EQ/MID CAP INDEX.....................      0.80%  B               $ 159.98                --
EQ/MID CAP INDEX.....................      0.90%  B               $  96.16                43
EQ/MID CAP INDEX.....................      0.95%  B               $  95.71               155
EQ/MID CAP INDEX.....................      1.00%  B               $  95.26                --
EQ/MID CAP INDEX.....................      1.10%  B               $  94.37                11
EQ/MID CAP INDEX.....................      1.20%  B               $  93.48               465
EQ/MID CAP INDEX.....................      1.25%  B               $  64.19                77
EQ/MID CAP INDEX.....................      1.30%  B               $  75.15                 6
EQ/MID CAP INDEX.....................      1.34%  B               $  92.25             2,200
EQ/MID CAP INDEX.....................      1.35%  B               $  92.16                 2
EQ/MID CAP INDEX.....................      1.45%  B               $  91.29                 1

EQ/MID CAP VALUE PLUS................      0.25%  B               $ 149.55                --
EQ/MID CAP VALUE PLUS................      0.50%  B               $ 146.11                 1
EQ/MID CAP VALUE PLUS................      0.70%  B               $ 116.35                 5
EQ/MID CAP VALUE PLUS................      0.80%  B               $ 169.15                --
EQ/MID CAP VALUE PLUS................      0.90%  B               $ 113.69                31
EQ/MID CAP VALUE PLUS................      0.90%  B               $ 140.70                 6
EQ/MID CAP VALUE PLUS................      0.95%  B               $ 142.89               178
EQ/MID CAP VALUE PLUS................      1.00%  B               $ 112.39                --
EQ/MID CAP VALUE PLUS................      1.10%  B               $ 111.09                11
EQ/MID CAP VALUE PLUS................      1.20%  B               $ 109.46               368
EQ/MID CAP VALUE PLUS................      1.20%  B               $ 109.80                25
EQ/MID CAP VALUE PLUS................      1.25%  B               $  70.22                22
EQ/MID CAP VALUE PLUS................      1.30%  B               $  80.55                12
EQ/MID CAP VALUE PLUS................      1.34%  B               $ 136.30             2,681
EQ/MID CAP VALUE PLUS................      1.35%  B               $ 107.91                14
EQ/MID CAP VALUE PLUS................      1.45%  B               $ 106.33                 2

EQ/MONEY MARKET......................      0.25%  A               $ 100.04                --
EQ/MONEY MARKET......................      0.50%  A               $ 106.97                --
EQ/MONEY MARKET......................      0.70%  A               $ 135.65                 1
EQ/MONEY MARKET......................      0.90%  A               $ 142.03                25
EQ/MONEY MARKET......................      1.00%  A               $  47.70                55
EQ/MONEY MARKET......................      1.00%  A               $ 143.17                --
EQ/MONEY MARKET......................      1.20%  A               $ 132.46                 1
EQ/MONEY MARKET......................      1.35%  A               $ 143.92               179
EQ/MONEY MARKET......................      1.35%  A               $ 144.61                35
EQ/MONEY MARKET......................      1.45%  A               $ 120.42                 1
EQ/MONEY MARKET......................      1.75%  A               $  36.46             1,591
EQ/MONEY MARKET......................      0.25%  B               $ 120.81                --

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                       Contract
                                       charges   Share Class   Unit Value   Units Outstanding (000s)
                                      --------- ------------- ------------ -------------------------
EQ/MONEY MARKET....................      0.50%  B               $ 118.04               --
EQ/MONEY MARKET....................      0.70%  B               $ 122.26                1
EQ/MONEY MARKET....................      0.80%  B               $  99.36               --
EQ/MONEY MARKET....................      0.90%  B               $ 112.89                1
EQ/MONEY MARKET....................      0.90%  B               $ 124.79                1
EQ/MONEY MARKET....................      0.95%  B               $ 119.11              208
EQ/MONEY MARKET....................      1.00%  B               $ 108.28               --
EQ/MONEY MARKET....................      1.10%  B               $ 117.26               36
EQ/MONEY MARKET....................      1.20%  B               $ 120.40               61
EQ/MONEY MARKET....................      1.25%  B               $ 101.11               65
EQ/MONEY MARKET....................      1.30%  B               $ 103.45                7

EQ/MONTAG & CALDWELL GROWTH........      0.00%  B               $ 125.64               --
EQ/MONTAG & CALDWELL GROWTH........      0.25%  B               $ 124.00               --
EQ/MONTAG & CALDWELL GROWTH........      0.50%  B               $ 122.39               --
EQ/MONTAG & CALDWELL GROWTH........      0.70%  B               $ 121.11                1
EQ/MONTAG & CALDWELL GROWTH........      0.80%  B               $ 143.18               --
EQ/MONTAG & CALDWELL GROWTH........      0.90%  B               $ 119.84                2
EQ/MONTAG & CALDWELL GROWTH........      0.95%  B               $ 119.53               25
EQ/MONTAG & CALDWELL GROWTH........      1.00%  B               $ 119.21               --
EQ/MONTAG & CALDWELL GROWTH........      1.10%  B               $ 118.59                5
EQ/MONTAG & CALDWELL GROWTH........      1.20%  B               $ 117.96               40
EQ/MONTAG & CALDWELL GROWTH........      1.25%  B               $  93.33               11
EQ/MONTAG & CALDWELL GROWTH........      1.30%  B               $ 103.01                3
EQ/MONTAG & CALDWELL GROWTH........      1.34%  B               $ 117.09              200
EQ/MONTAG & CALDWELL GROWTH........      1.35%  B               $ 117.03               --
EQ/MONTAG & CALDWELL GROWTH........      1.45%  B               $ 116.41               --

EQ/MUTUAL LARGE CAP EQUITY.........      0.00%  B               $  84.67               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.25%  B               $  83.97               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.50%  B               $  83.28               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.70%  B               $  82.72                1
EQ/MUTUAL LARGE CAP EQUITY.........      0.80%  B               $ 145.45               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.90%  B               $  82.17                2
EQ/MUTUAL LARGE CAP EQUITY.........      0.95%  B               $  82.04               18
EQ/MUTUAL LARGE CAP EQUITY.........      1.00%  B               $  81.90               --
EQ/MUTUAL LARGE CAP EQUITY.........      1.10%  B               $  81.62                2
EQ/MUTUAL LARGE CAP EQUITY.........      1.20%  B               $  81.35               61
EQ/MUTUAL LARGE CAP EQUITY.........      1.25%  B               $  69.70                3
EQ/MUTUAL LARGE CAP EQUITY.........      1.30%  B               $  78.49               12
EQ/MUTUAL LARGE CAP EQUITY.........      1.34%  B               $  80.97              265
EQ/MUTUAL LARGE CAP EQUITY.........      1.35%  B               $  80.94               --
EQ/MUTUAL LARGE CAP EQUITY.........      1.45%  B               $  80.67               --

EQ/OPPENHEIMER GLOBAL..............      0.00%  B               $  96.73               --
EQ/OPPENHEIMER GLOBAL..............      0.25%  B               $  95.93               --
EQ/OPPENHEIMER GLOBAL..............      0.50%  B               $  95.14               --
EQ/OPPENHEIMER GLOBAL..............      0.70%  B               $  94.50                1
EQ/OPPENHEIMER GLOBAL..............      0.80%  B               $ 159.67               --
EQ/OPPENHEIMER GLOBAL..............      0.90%  B               $  93.87                2
EQ/OPPENHEIMER GLOBAL..............      0.95%  B               $  93.72               20
EQ/OPPENHEIMER GLOBAL..............      1.00%  B               $  93.56               --
EQ/OPPENHEIMER GLOBAL..............      1.10%  B               $  93.25                6
EQ/OPPENHEIMER GLOBAL..............      1.20%  B               $  92.93               36
EQ/OPPENHEIMER GLOBAL..............      1.25%  B               $  76.47                7

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/OPPENHEIMER GLOBAL............      1.30%  B              $  87.78                 2
EQ/OPPENHEIMER GLOBAL............      1.34%  B              $  92.50               168
EQ/OPPENHEIMER GLOBAL............      1.35%  B              $  92.47                --
EQ/OPPENHEIMER GLOBAL............      1.45%  B              $  92.16                --

EQ/PIMCO ULTRA SHORT BOND........      1.10%  A              $ 100.30                 2
EQ/PIMCO ULTRA SHORT BOND........      1.25%  A              $ 100.25                --
EQ/PIMCO ULTRA SHORT BOND........      0.00%  B              $ 116.26                --
EQ/PIMCO ULTRA SHORT BOND........      0.25%  B              $ 114.91                --
EQ/PIMCO ULTRA SHORT BOND........      0.50%  B              $ 113.57                --
EQ/PIMCO ULTRA SHORT BOND........      0.70%  B              $ 112.51                 3
EQ/PIMCO ULTRA SHORT BOND........      0.80%  B              $ 106.60                --
EQ/PIMCO ULTRA SHORT BOND........      0.90%  B              $ 111.46                20
EQ/PIMCO ULTRA SHORT BOND........      0.95%  B              $ 111.20               195
EQ/PIMCO ULTRA SHORT BOND........      1.00%  B              $ 110.94                --
EQ/PIMCO ULTRA SHORT BOND........      1.10%  B              $ 110.41                36
EQ/PIMCO ULTRA SHORT BOND........      1.20%  B              $ 109.89               198
EQ/PIMCO ULTRA SHORT BOND........      1.25%  B              $ 111.05                84
EQ/PIMCO ULTRA SHORT BOND........      1.30%  B              $ 110.49                 5
EQ/PIMCO ULTRA SHORT BOND........      1.34%  B              $ 109.17               804
EQ/PIMCO ULTRA SHORT BOND........      1.35%  B              $ 109.12                --
EQ/PIMCO ULTRA SHORT BOND........      1.45%  B              $ 108.60                --

EQ/QUALITY BOND PLUS.............      0.25%  A              $ 106.10                --
EQ/QUALITY BOND PLUS.............      0.50%  A              $ 103.61                --
EQ/QUALITY BOND PLUS.............      0.70%  A              $ 155.71                 1
EQ/QUALITY BOND PLUS.............      0.90%  A              $ 172.52                 8
EQ/QUALITY BOND PLUS.............      1.00%  A              $ 173.48                --
EQ/QUALITY BOND PLUS.............      1.20%  A              $ 154.21                 4
EQ/QUALITY BOND PLUS.............      1.34%  A              $ 171.70               692
EQ/QUALITY BOND PLUS.............      1.35%  A              $ 180.94                 9
EQ/QUALITY BOND PLUS.............      1.45%  A              $ 135.11                --
EQ/QUALITY BOND PLUS.............      0.25%  B              $ 140.24                --
EQ/QUALITY BOND PLUS.............      0.50%  B              $ 137.03                --
EQ/QUALITY BOND PLUS.............      0.70%  B              $ 141.29                --
EQ/QUALITY BOND PLUS.............      0.80%  B              $ 106.53                --
EQ/QUALITY BOND PLUS.............      0.90%  B              $ 139.83                 4
EQ/QUALITY BOND PLUS.............      0.95%  B              $ 137.65               107
EQ/QUALITY BOND PLUS.............      1.00%  B              $ 111.37                --
EQ/QUALITY BOND PLUS.............      1.10%  B              $ 135.51                 9
EQ/QUALITY BOND PLUS.............      1.20%  B              $ 135.29               124
EQ/QUALITY BOND PLUS.............      1.25%  B              $ 100.08                18
EQ/QUALITY BOND PLUS.............      1.30%  B              $ 100.28                 4

EQ/SMALL COMPANY INDEX...........      0.25%  B              $ 139.27                --
EQ/SMALL COMPANY INDEX...........      0.50%  B              $ 136.48                --
EQ/SMALL COMPANY INDEX...........      0.70%  B              $ 134.28                16
EQ/SMALL COMPANY INDEX...........      0.80%  B              $ 161.13                --
EQ/SMALL COMPANY INDEX...........      0.90%  B              $ 132.11                19
EQ/SMALL COMPANY INDEX...........      0.95%  B              $ 131.57                50
EQ/SMALL COMPANY INDEX...........      1.00%  B              $ 131.04                --
EQ/SMALL COMPANY INDEX...........      1.10%  B              $ 129.97                 9
EQ/SMALL COMPANY INDEX...........      1.20%  B              $ 128.91               196
EQ/SMALL COMPANY INDEX...........      1.25%  B              $  73.24                44
EQ/SMALL COMPANY INDEX...........      1.30%  B              $  80.73                 5

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
EQ/SMALL COMPANY INDEX...............      1.34%  B               $ 127.45              922
EQ/SMALL COMPANY INDEX...............      1.35%  B               $ 127.34                2
EQ/SMALL COMPANY INDEX...............      1.45%  B               $ 126.30               --

EQ/T. ROWE PRICE GROWTH STOCK........      0.00%  B               $  98.42               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.25%  B               $  97.14               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.50%  B               $  95.88               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.70%  B               $  94.88               11
EQ/T. ROWE PRICE GROWTH STOCK........      0.80%  B               $ 148.39               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.90%  B               $  93.88               10
EQ/T. ROWE PRICE GROWTH STOCK........      0.95%  B               $  93.64               57
EQ/T. ROWE PRICE GROWTH STOCK........      1.00%  B               $  93.39               --
EQ/T. ROWE PRICE GROWTH STOCK........      1.10%  B               $  92.90                6
EQ/T. ROWE PRICE GROWTH STOCK........      1.20%  B               $  92.41              200
EQ/T. ROWE PRICE GROWTH STOCK........      1.25%  B               $  78.51               38
EQ/T. ROWE PRICE GROWTH STOCK........      1.30%  B               $  85.04                2
EQ/T. ROWE PRICE GROWTH STOCK........      1.34%  B               $  91.73              733
EQ/T. ROWE PRICE GROWTH STOCK........      1.35%  B               $  91.68                2
EQ/T. ROWE PRICE GROWTH STOCK........      1.45%  B               $  91.19               --

EQ/TEMPLETON GLOBAL EQUITY...........      0.00%  B               $  84.87               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.25%  B               $  84.17               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.50%  B               $  83.47               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.70%  B               $  82.91                1
EQ/TEMPLETON GLOBAL EQUITY...........      0.80%  B               $ 153.24               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.90%  B               $  82.36                3
EQ/TEMPLETON GLOBAL EQUITY...........      0.95%  B               $  82.22               22
EQ/TEMPLETON GLOBAL EQUITY...........      1.00%  B               $  82.09               --
EQ/TEMPLETON GLOBAL EQUITY...........      1.10%  B               $  81.81                2
EQ/TEMPLETON GLOBAL EQUITY...........      1.20%  B               $  81.54               51
EQ/TEMPLETON GLOBAL EQUITY...........      1.25%  B               $  70.24                3
EQ/TEMPLETON GLOBAL EQUITY...........      1.30%  B               $  78.73               12
EQ/TEMPLETON GLOBAL EQUITY...........      1.34%  B               $  81.16              251
EQ/TEMPLETON GLOBAL EQUITY...........      1.35%  B               $  81.13               --
EQ/TEMPLETON GLOBAL EQUITY...........      1.45%  B               $  80.86               --

EQ/UBS GROWTH AND INCOME.............      0.00%  B               $ 109.54               --
EQ/UBS GROWTH AND INCOME.............      0.25%  B               $ 108.12               --
EQ/UBS GROWTH AND INCOME.............      0.50%  B               $ 106.71               --
EQ/UBS GROWTH AND INCOME.............      0.70%  B               $ 105.59                2
EQ/UBS GROWTH AND INCOME.............      0.80%  B               $ 157.11               --
EQ/UBS GROWTH AND INCOME.............      0.90%  B               $ 104.49                1
EQ/UBS GROWTH AND INCOME.............      0.95%  B               $ 104.21                9
EQ/UBS GROWTH AND INCOME.............      1.00%  B               $ 103.94               --
EQ/UBS GROWTH AND INCOME.............      1.10%  B               $ 103.39                2
EQ/UBS GROWTH AND INCOME.............      1.20%  B               $ 102.84               57
EQ/UBS GROWTH AND INCOME.............      1.25%  B               $  71.75               16
EQ/UBS GROWTH AND INCOME.............      1.30%  B               $  79.51                1
EQ/UBS GROWTH AND INCOME.............      1.34%  B               $ 102.09              119
EQ/UBS GROWTH AND INCOME.............      1.35%  B               $ 102.03               --
EQ/UBS GROWTH AND INCOME.............      1.45%  B               $ 101.49               --

EQ/VAN KAMPEN COMSTOCK...............      0.00%  B               $  96.28               --
EQ/VAN KAMPEN COMSTOCK...............      0.25%  B               $  95.16               --
EQ/VAN KAMPEN COMSTOCK...............      0.50%  B               $  94.05               --
EQ/VAN KAMPEN COMSTOCK...............      0.70%  B               $  93.17               --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract
                                          charges   Share Class   Unit Value   Units Outstanding (000s)
                                         --------- ------------- ------------ -------------------------
EQ/VAN KAMPEN COMSTOCK................      0.80%  B               $ 156.75                --
EQ/VAN KAMPEN COMSTOCK................      0.90%  B               $  92.30                 2
EQ/VAN KAMPEN COMSTOCK................      0.95%  B               $  92.08                18
EQ/VAN KAMPEN COMSTOCK................      1.00%  B               $  91.87                --
EQ/VAN KAMPEN COMSTOCK................      1.10%  B               $  91.43                 2
EQ/VAN KAMPEN COMSTOCK................      1.20%  B               $  91.00                24
EQ/VAN KAMPEN COMSTOCK................      1.25%  B               $  71.45                 2
EQ/VAN KAMPEN COMSTOCK................      1.30%  B               $  78.14                 1
EQ/VAN KAMPEN COMSTOCK................      1.34%  B               $  90.40               161
EQ/VAN KAMPEN COMSTOCK................      1.35%  B               $  90.36                --
EQ/VAN KAMPEN COMSTOCK................      1.45%  B               $  89.93                --

EQ/VAN KAMPEN MID CAP GROWTH..........      0.00%  B               $ 138.16                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.25%  B               $ 136.55                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.50%  B               $ 134.96                 1
EQ/VAN KAMPEN MID CAP GROWTH..........      0.70%  B               $ 133.70                 2
EQ/VAN KAMPEN MID CAP GROWTH..........      0.80%  B               $ 167.66                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.90%  B               $ 132.45                11
EQ/VAN KAMPEN MID CAP GROWTH..........      0.95%  B               $ 132.14                43
EQ/VAN KAMPEN MID CAP GROWTH..........      1.00%  B               $ 131.83                --
EQ/VAN KAMPEN MID CAP GROWTH..........      1.10%  B               $ 131.21                11
EQ/VAN KAMPEN MID CAP GROWTH..........      1.20%  B               $ 130.59                85
EQ/VAN KAMPEN MID CAP GROWTH..........      1.25%  B               $  85.29                26
EQ/VAN KAMPEN MID CAP GROWTH..........      1.30%  B               $ 101.09                 4
EQ/VAN KAMPEN MID CAP GROWTH..........      1.34%  B               $ 129.73               478
EQ/VAN KAMPEN MID CAP GROWTH..........      1.35%  B               $ 129.66                 1
EQ/VAN KAMPEN MID CAP GROWTH..........      1.45%  B               $ 129.05                --

MULTIMANAGER AGGRESSIVE EQUITY........      0.25%  A               $ 144.39                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.50%  A               $  85.16                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.70%  A               $  69.95                17
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  A               $  86.31                44
MULTIMANAGER AGGRESSIVE EQUITY........      1.00%  A               $  98.35                --
MULTIMANAGER AGGRESSIVE EQUITY........      1.20%  A               $  75.73                20
MULTIMANAGER AGGRESSIVE EQUITY........      1.35%  A               $ 111.78               838
MULTIMANAGER AGGRESSIVE EQUITY........      1.35%  A               $ 117.68                52
MULTIMANAGER AGGRESSIVE EQUITY........      1.45%  A               $  61.74                 5
MULTIMANAGER AGGRESSIVE EQUITY........      1.75%  A               $  64.44             6,778
MULTIMANAGER AGGRESSIVE EQUITY........      0.25%  B               $  65.65                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.50%  B               $  64.15                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.70%  B               $  69.09                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.80%  B               $ 153.26                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  B               $  53.16                19
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  B               $  64.14                 2
MULTIMANAGER AGGRESSIVE EQUITY........      0.95%  B               $  67.31                71
MULTIMANAGER AGGRESSIVE EQUITY........      1.00%  B               $ 126.85                --
MULTIMANAGER AGGRESSIVE EQUITY........      1.10%  B               $  66.26                 5
MULTIMANAGER AGGRESSIVE EQUITY........      1.20%  B               $  61.76               166
MULTIMANAGER AGGRESSIVE EQUITY........      1.25%  B               $  71.08                11
MULTIMANAGER AGGRESSIVE EQUITY........      1.30%  B               $  82.38                 5

MULTIMANAGER CORE BOND................      0.25%  B               $ 142.30                --
MULTIMANAGER CORE BOND................      0.50%  B               $ 139.47                --
MULTIMANAGER CORE BOND................      0.70%  B               $ 120.27                --
MULTIMANAGER CORE BOND................      0.70%  B               $ 137.24                 1

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                              Contract
                                              charges   Share Class   Unit Value   Units Outstanding (000s)
                                             --------- ------------- ------------ -------------------------
MULTIMANAGER CORE BOND....................      0.80%  B               $ 108.38               --
MULTIMANAGER CORE BOND....................      0.90%  B               $ 119.07               --
MULTIMANAGER CORE BOND....................      0.90%  B               $ 135.05                6
MULTIMANAGER CORE BOND....................      0.95%  B               $ 134.50              106
MULTIMANAGER CORE BOND....................      1.00%  B               $ 133.96               --
MULTIMANAGER CORE BOND....................      1.10%  B               $ 132.88               12
MULTIMANAGER CORE BOND....................      1.20%  B               $ 117.29               --
MULTIMANAGER CORE BOND....................      1.20%  B               $ 131.81               97
MULTIMANAGER CORE BOND....................      1.25%  B               $ 115.05               23
MULTIMANAGER CORE BOND....................      1.30%  B               $ 114.00                4
MULTIMANAGER CORE BOND....................      1.34%  B               $ 130.33              415
MULTIMANAGER CORE BOND....................      1.35%  B               $ 130.22                2
MULTIMANAGER CORE BOND....................      1.45%  B               $ 129.17               --

MULTIMANAGER INTERNATIONAL EQUITY.........      0.25%  B               $ 136.98               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.50%  B               $ 134.26               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.70%  B               $ 110.55               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.70%  B               $ 132.11                1
MULTIMANAGER INTERNATIONAL EQUITY.........      0.80%  B               $ 160.79               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.90%  B               $ 109.45               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.90%  B               $ 130.00                8
MULTIMANAGER INTERNATIONAL EQUITY.........      0.95%  B               $ 129.48               62
MULTIMANAGER INTERNATIONAL EQUITY.........      1.00%  B               $ 128.95               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.10%  B               $ 127.92                3
MULTIMANAGER INTERNATIONAL EQUITY.........      1.20%  B               $ 102.25               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.20%  B               $ 126.88               70
MULTIMANAGER INTERNATIONAL EQUITY.........      1.25%  B               $  67.51                8
MULTIMANAGER INTERNATIONAL EQUITY.........      1.30%  B               $  78.51                3
MULTIMANAGER INTERNATIONAL EQUITY.........      1.34%  B               $ 125.45              429
MULTIMANAGER INTERNATIONAL EQUITY.........      1.35%  B               $ 125.35               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.45%  B               $ 124.34               --
MULTIMANAGER INTERNATIONAL EQUITY.........      2.75%  B               $ 145.26               13

MULTIMANAGER LARGE CAP CORE EQUITY........      0.25%  B               $ 108.82               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.50%  B               $ 106.66               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.70%  B               $ 100.56               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.70%  B               $ 104.95               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.80%  B               $ 153.13               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $  99.56               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $ 102.44               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $ 103.27                1
MULTIMANAGER LARGE CAP CORE EQUITY........      0.95%  B               $ 102.86               10
MULTIMANAGER LARGE CAP CORE EQUITY........      1.00%  B               $ 102.44               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.10%  B               $ 101.62                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.20%  B               $  98.07               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.20%  B               $ 100.80               23
MULTIMANAGER LARGE CAP CORE EQUITY........      1.25%  B               $  74.60                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.30%  B               $  83.28                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.34%  B               $  99.66              113
MULTIMANAGER LARGE CAP CORE EQUITY........      1.35%  B               $  99.58               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.45%  B               $  98.77               --

MULTIMANAGER LARGE CAP GROWTH.............      0.25%  B               $  83.87               --
MULTIMANAGER LARGE CAP GROWTH.............      0.50%  B               $  82.21               --
MULTIMANAGER LARGE CAP GROWTH.............      0.70%  B               $  80.89               --

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
MULTIMANAGER LARGE CAP GROWTH........      0.70%  B              $  88.44                --
MULTIMANAGER LARGE CAP GROWTH........      0.80%  B              $ 150.83                --
MULTIMANAGER LARGE CAP GROWTH........      0.90%  B              $  79.60                 8
MULTIMANAGER LARGE CAP GROWTH........      0.90%  B              $  87.56                --
MULTIMANAGER LARGE CAP GROWTH........      0.95%  B              $  79.28                44
MULTIMANAGER LARGE CAP GROWTH........      1.00%  B              $  78.96                --
MULTIMANAGER LARGE CAP GROWTH........      1.10%  B              $  78.32                 2
MULTIMANAGER LARGE CAP GROWTH........      1.20%  B              $  77.69                55
MULTIMANAGER LARGE CAP GROWTH........      1.20%  B              $  86.25                --
MULTIMANAGER LARGE CAP GROWTH........      1.25%  B              $  74.31                 2
MULTIMANAGER LARGE CAP GROWTH........      1.30%  B              $  80.79                 2
MULTIMANAGER LARGE CAP GROWTH........      1.34%  B              $  76.81               272
MULTIMANAGER LARGE CAP GROWTH........      1.35%  B              $  76.75                 1
MULTIMANAGER LARGE CAP GROWTH........      1.45%  B              $  76.13                --

MULTIMANAGER LARGE CAP VALUE.........      0.25%  B              $ 119.95                --
MULTIMANAGER LARGE CAP VALUE.........      0.50%  B              $ 117.57                --
MULTIMANAGER LARGE CAP VALUE.........      0.70%  B              $  99.56                --
MULTIMANAGER LARGE CAP VALUE.........      0.70%  B              $ 115.69                 2
MULTIMANAGER LARGE CAP VALUE.........      0.80%  B              $ 150.24                --
MULTIMANAGER LARGE CAP VALUE.........      0.90%  B              $  98.57                --
MULTIMANAGER LARGE CAP VALUE.........      0.90%  B              $ 113.84                 4
MULTIMANAGER LARGE CAP VALUE.........      0.95%  B              $ 113.38                71
MULTIMANAGER LARGE CAP VALUE.........      1.00%  B              $ 112.92                --
MULTIMANAGER LARGE CAP VALUE.........      1.10%  B              $ 112.01                 5
MULTIMANAGER LARGE CAP VALUE.........      1.20%  B              $  97.10                --
MULTIMANAGER LARGE CAP VALUE.........      1.20%  B              $ 111.11                77
MULTIMANAGER LARGE CAP VALUE.........      1.25%  B              $  70.74                 8
MULTIMANAGER LARGE CAP VALUE.........      1.30%  B              $  79.64                 3
MULTIMANAGER LARGE CAP VALUE.........      1.34%  B              $ 109.85               337
MULTIMANAGER LARGE CAP VALUE.........      1.35%  B              $ 109.76                --
MULTIMANAGER LARGE CAP VALUE.........      1.45%  B              $ 108.88                --

MULTIMANAGER MID CAP GROWTH..........      0.25%  B              $ 102.64                --
MULTIMANAGER MID CAP GROWTH..........      0.50%  B              $ 100.60                --
MULTIMANAGER MID CAP GROWTH..........      0.70%  B              $  98.99                 1
MULTIMANAGER MID CAP GROWTH..........      0.70%  B              $ 107.20                --
MULTIMANAGER MID CAP GROWTH..........      0.80%  B              $ 159.16                --
MULTIMANAGER MID CAP GROWTH..........      0.90%  B              $  97.40                 4
MULTIMANAGER MID CAP GROWTH..........      0.90%  B              $ 106.13                --
MULTIMANAGER MID CAP GROWTH..........      0.95%  B              $  97.01                60
MULTIMANAGER MID CAP GROWTH..........      1.00%  B              $  96.62                --
MULTIMANAGER MID CAP GROWTH..........      1.10%  B              $  95.84                 3
MULTIMANAGER MID CAP GROWTH..........      1.20%  B              $  95.07                92
MULTIMANAGER MID CAP GROWTH..........      1.20%  B              $  99.15                --
MULTIMANAGER MID CAP GROWTH..........      1.25%  B              $  76.55                 5
MULTIMANAGER MID CAP GROWTH..........      1.30%  B              $  88.91                 2
MULTIMANAGER MID CAP GROWTH..........      1.34%  B              $  93.99               503
MULTIMANAGER MID CAP GROWTH..........      1.35%  B              $  93.92                 1
MULTIMANAGER MID CAP GROWTH..........      1.45%  B              $  93.16                --
MULTIMANAGER MID CAP GROWTH..........      2.75%  B              $ 141.01                 8

MULTIMANAGER MID CAP VALUE...........      0.25%  B              $ 135.13                --
MULTIMANAGER MID CAP VALUE...........      0.50%  B              $ 132.45                --
MULTIMANAGER MID CAP VALUE...........      0.70%  B              $ 113.87                --

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract
                                          charges   Share Class   Unit Value   Units Outstanding (000s)
                                         --------- ------------- ------------ -------------------------
MULTIMANAGER MID CAP VALUE............      0.70%  B               $ 130.33               --
MULTIMANAGER MID CAP VALUE............      0.80%  B               $ 170.05               --
MULTIMANAGER MID CAP VALUE............      0.90%  B               $ 112.73               --
MULTIMANAGER MID CAP VALUE............      0.90%  B               $ 128.24                5
MULTIMANAGER MID CAP VALUE............      0.95%  B               $ 127.73               49
MULTIMANAGER MID CAP VALUE............      1.00%  B               $ 127.21               --
MULTIMANAGER MID CAP VALUE............      1.10%  B               $ 126.19                3
MULTIMANAGER MID CAP VALUE............      1.20%  B               $ 105.32               --
MULTIMANAGER MID CAP VALUE............      1.20%  B               $ 125.17               67
MULTIMANAGER MID CAP VALUE............      1.25%  B               $  79.65                9
MULTIMANAGER MID CAP VALUE............      1.30%  B               $  91.60                2
MULTIMANAGER MID CAP VALUE............      1.34%  B               $ 123.76              348
MULTIMANAGER MID CAP VALUE............      1.35%  B               $ 123.66               --
MULTIMANAGER MID CAP VALUE............      1.45%  B               $ 122.66               --
MULTIMANAGER MID CAP VALUE............      2.75%  B               $ 158.19                4

MULTIMANAGER MULTI-SECTOR BOND........      0.25%  A               $ 113.42               --
MULTIMANAGER MULTI-SECTOR BOND........      0.50%  A               $  88.11               --
MULTIMANAGER MULTI-SECTOR BOND........      0.70%  A               $ 102.61                1
MULTIMANAGER MULTI-SECTOR BOND........      0.90%  A               $ 134.01                5
MULTIMANAGER MULTI-SECTOR BOND........      1.00%  A               $ 144.78               --
MULTIMANAGER MULTI-SECTOR BOND........      1.20%  A               $ 112.66                4
MULTIMANAGER MULTI-SECTOR BOND........      1.34%  A               $ 149.37              580
MULTIMANAGER MULTI-SECTOR BOND........      1.35%  A               $ 159.23                8
MULTIMANAGER MULTI-SECTOR BOND........      1.45%  A               $  87.49                1
MULTIMANAGER MULTI-SECTOR BOND........      0.25%  B               $ 117.41               --
MULTIMANAGER MULTI-SECTOR BOND........      0.50%  B               $ 114.73               --
MULTIMANAGER MULTI-SECTOR BOND........      0.70%  B               $ 107.70               --
MULTIMANAGER MULTI-SECTOR BOND........      0.80%  B               $ 111.29               --
MULTIMANAGER MULTI-SECTOR BOND........      0.90%  B               $  90.94                5
MULTIMANAGER MULTI-SECTOR BOND........      0.95%  B               $ 104.93              114
MULTIMANAGER MULTI-SECTOR BOND........      1.00%  B               $ 122.76               --
MULTIMANAGER MULTI-SECTOR BOND........      1.10%  B               $ 103.30                4
MULTIMANAGER MULTI-SECTOR BOND........      1.20%  B               $  87.51              139
MULTIMANAGER MULTI-SECTOR BOND........      1.25%  B               $  81.72                8
MULTIMANAGER MULTI-SECTOR BOND........      1.30%  B               $  85.24                7

MULTIMANAGER SMALL CAP GROWTH.........      0.00%  B               $ 109.93               --
MULTIMANAGER SMALL CAP GROWTH.........      0.25%  B               $ 108.50               --
MULTIMANAGER SMALL CAP GROWTH.........      0.50%  B               $ 107.09               --
MULTIMANAGER SMALL CAP GROWTH.........      0.70%  B               $ 105.97                1
MULTIMANAGER SMALL CAP GROWTH.........      0.80%  B               $ 160.82               --
MULTIMANAGER SMALL CAP GROWTH.........      0.90%  B               $ 104.86                3
MULTIMANAGER SMALL CAP GROWTH.........      0.95%  B               $ 104.58               34
MULTIMANAGER SMALL CAP GROWTH.........      1.00%  B               $ 104.31               --
MULTIMANAGER SMALL CAP GROWTH.........      1.10%  B               $ 103.76                2
MULTIMANAGER SMALL CAP GROWTH.........      1.20%  B               $ 103.21               50
MULTIMANAGER SMALL CAP GROWTH.........      1.25%  B               $  70.12                4
MULTIMANAGER SMALL CAP GROWTH.........      1.30%  B               $  80.36                3
MULTIMANAGER SMALL CAP GROWTH.........      1.34%  B               $ 102.12               14
MULTIMANAGER SMALL CAP GROWTH.........      1.34%  B               $ 102.45              317
MULTIMANAGER SMALL CAP GROWTH.........      1.35%  B               $ 102.39                1
MULTIMANAGER SMALL CAP GROWTH.........      1.45%  B               $ 101.85               --

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                        Contract
                                        charges   Share Class   Unit Value   Units Outstanding (000s)
                                       --------- ------------- ------------ -------------------------
MULTIMANAGER SMALL CAP VALUE........      0.25%  B               $ 148.86               --
MULTIMANAGER SMALL CAP VALUE........      0.50%  B               $ 145.43               --
MULTIMANAGER SMALL CAP VALUE........      0.70%  B               $ 151.41               --
MULTIMANAGER SMALL CAP VALUE........      0.80%  B               $ 168.23               --
MULTIMANAGER SMALL CAP VALUE........      0.90%  B               $ 148.28               12
MULTIMANAGER SMALL CAP VALUE........      0.95%  B               $ 116.40               61
MULTIMANAGER SMALL CAP VALUE........      1.00%  B               $ 146.74               --
MULTIMANAGER SMALL CAP VALUE........      1.10%  B               $ 145.21               --
MULTIMANAGER SMALL CAP VALUE........      1.20%  B               $ 143.69               86
MULTIMANAGER SMALL CAP VALUE........      1.25%  B               $  64.94                3
MULTIMANAGER SMALL CAP VALUE........      1.30%  B               $  70.98                1
MULTIMANAGER SMALL CAP VALUE........      1.34%  B               $ 140.85               19
MULTIMANAGER SMALL CAP VALUE........      1.34%  B               $ 141.60              669
MULTIMANAGER SMALL CAP VALUE........      1.35%  B               $ 141.45                2
MULTIMANAGER SMALL CAP VALUE........      1.45%  B               $ 109.75               --

MULTIMANAGER TECHNOLOGY.............      0.25%  B               $ 110.21               --
MULTIMANAGER TECHNOLOGY.............      0.50%  B               $ 108.02                1
MULTIMANAGER TECHNOLOGY.............      0.70%  B               $ 106.29                2
MULTIMANAGER TECHNOLOGY.............      0.70%  B               $ 120.60               --
MULTIMANAGER TECHNOLOGY.............      0.80%  B               $ 163.51               --
MULTIMANAGER TECHNOLOGY.............      0.90%  B               $ 104.59                7
MULTIMANAGER TECHNOLOGY.............      0.90%  B               $ 119.40               --
MULTIMANAGER TECHNOLOGY.............      0.95%  B               $ 104.17               64
MULTIMANAGER TECHNOLOGY.............      1.00%  B               $ 103.75               --
MULTIMANAGER TECHNOLOGY.............      1.10%  B               $ 102.91                6
MULTIMANAGER TECHNOLOGY.............      1.20%  B               $ 102.08              131
MULTIMANAGER TECHNOLOGY.............      1.25%  B               $  84.88               10
MULTIMANAGER TECHNOLOGY.............      1.30%  B               $  99.80                3
MULTIMANAGER TECHNOLOGY.............      1.34%  B               $ 100.93              896
MULTIMANAGER TECHNOLOGY.............      1.35%  B               $ 100.85                3
MULTIMANAGER TECHNOLOGY.............      1.45%  B               $ 100.03                1
MULTIMANAGER TECHNOLOGY.............      2.75%  B               $ 111.33               --
MULTIMANAGER TECHNOLOGY.............      2.75%  B               $ 156.93                4

TARGET 2015 ALLOCATION..............      0.00%  B               $  97.56               --
TARGET 2015 ALLOCATION..............      0.25%  B               $  96.76               --
TARGET 2015 ALLOCATION..............      0.50%  B               $  95.96               --
TARGET 2015 ALLOCATION..............      0.70%  B               $  95.32               --
TARGET 2015 ALLOCATION..............      0.80%  B               $ 136.16               --
TARGET 2015 ALLOCATION..............      0.90%  B               $  94.68                6
TARGET 2015 ALLOCATION..............      0.95%  B               $  94.52                4
TARGET 2015 ALLOCATION..............      1.00%  B               $  94.37               --
TARGET 2015 ALLOCATION..............      1.10%  B               $  94.05                2
TARGET 2015 ALLOCATION..............      1.20%  B               $  93.74               13
TARGET 2015 ALLOCATION..............      1.25%  B               $  81.09                5
TARGET 2015 ALLOCATION..............      1.30%  B               $  89.15               --
TARGET 2015 ALLOCATION..............      1.34%  B               $  93.30              141
TARGET 2015 ALLOCATION..............      1.35%  B               $  93.26               --
TARGET 2015 ALLOCATION..............      1.45%  B               $  92.95               --

TARGET 2025 ALLOCATION..............      0.00%  B               $  94.32               --
TARGET 2025 ALLOCATION..............      0.25%  B               $  93.54               --
TARGET 2025 ALLOCATION..............      0.50%  B               $  92.77               --
TARGET 2025 ALLOCATION..............      0.70%  B               $  92.15                2

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                  Contract
                                  charges   Share Class   Unit Value   Units Outstanding (000s)
                                 --------- ------------- ------------ -------------------------
TARGET 2025 ALLOCATION........      0.80%  B               $ 143.13               --
TARGET 2025 ALLOCATION........      0.90%  B               $  91.54                5
TARGET 2025 ALLOCATION........      0.95%  B               $  91.39                6
TARGET 2025 ALLOCATION........      1.00%  B               $  91.23               --
TARGET 2025 ALLOCATION........      1.10%  B               $  90.93               10
TARGET 2025 ALLOCATION........      1.20%  B               $  90.62               33
TARGET 2025 ALLOCATION........      1.25%  B               $  77.11                3
TARGET 2025 ALLOCATION........      1.30%  B               $  85.81               --
TARGET 2025 ALLOCATION........      1.34%  B               $  90.20              162
TARGET 2025 ALLOCATION........      1.35%  B               $  90.17                1
TARGET 2025 ALLOCATION........      1.45%  B               $  89.86               --

TARGET 2035 ALLOCATION........      0.00%  B               $  92.42               --
TARGET 2035 ALLOCATION........      0.25%  B               $  91.66               --
TARGET 2035 ALLOCATION........      0.50%  B               $  90.90               --
TARGET 2035 ALLOCATION........      0.70%  B               $  90.29               --
TARGET 2035 ALLOCATION........      0.80%  B               $ 148.67               --
TARGET 2035 ALLOCATION........      0.90%  B               $  89.69                4
TARGET 2035 ALLOCATION........      0.95%  B               $  89.54                6
TARGET 2035 ALLOCATION........      1.00%  B               $  89.39               --
TARGET 2035 ALLOCATION........      1.10%  B               $  89.09                8
TARGET 2035 ALLOCATION........      1.20%  B               $  88.79               22
TARGET 2035 ALLOCATION........      1.25%  B               $  74.38                6
TARGET 2035 ALLOCATION........      1.30%  B               $  83.68               --
TARGET 2035 ALLOCATION........      1.34%  B               $  88.38              123
TARGET 2035 ALLOCATION........      1.35%  B               $  88.35               --
TARGET 2035 ALLOCATION........      1.45%  B               $  88.05               --

TARGET 2045 ALLOCATION........      0.00%  B               $  90.03               --
TARGET 2045 ALLOCATION........      0.25%  B               $  89.29               --
TARGET 2045 ALLOCATION........      0.50%  B               $  88.55               --
TARGET 2045 ALLOCATION........      0.70%  B               $  87.96               --
TARGET 2045 ALLOCATION........      0.80%  B               $ 154.24               --
TARGET 2045 ALLOCATION........      0.90%  B               $  87.37                4
TARGET 2045 ALLOCATION........      0.95%  B               $  87.22                5
TARGET 2045 ALLOCATION........      1.00%  B               $  87.08               --
TARGET 2045 ALLOCATION........      1.10%  B               $  86.79                4
TARGET 2045 ALLOCATION........      1.20%  B               $  86.50               12
TARGET 2045 ALLOCATION........      1.25%  B               $  71.30                1
TARGET 2045 ALLOCATION........      1.30%  B               $  81.12               --
TARGET 2045 ALLOCATION........      1.34%  B               $  86.09               91
TARGET 2045 ALLOCATION........      1.35%  B               $  86.06               --
TARGET 2045 ALLOCATION........      1.45%  B               $  85.77               --



                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         ALL ASSET     AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (c)     ALLOCATION     STRATEGY (a)
                                                     ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   34,327     $    2,252,584     $ 69,043
 Expenses:..........................................
  Less: Asset-based charges.........................         3,393          2,500,035       18,400
  Less: Reduction for expense limitation............            --                 --           --
                                                        ----------     --------------     --------
  Net Expenses......................................         3,393          2,500,035       18,400
                                                        ----------     --------------     --------
Net Investment Income (Loss)........................        30,934           (247,451)      50,643
                                                        ----------     --------------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            69        (28,168,331)       6,802
  Realized gain distribution from The Trusts........        26,431         27,273,591       28,837
                                                        ----------     --------------     --------
 Net realized gain (loss)...........................        26,500           (894,740)      35,639
                                                        ----------     --------------     --------
  Change in unrealized appreciation
   (depreciation) of investments....................       (17,554)        50,664,647       54,313
                                                        ----------     --------------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         8,946         49,769,907       89,952
                                                        ----------     --------------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   39,880     $   49,522,456     $140,595
                                                        ==========     ==============     ========

                                                      AXA CONSERVATIVE     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION      GROWTH STRATEGY (a)     STRATEGY (a)
                                                     ------------------ --------------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   1,637,859           $15,336            $   4,724
 Expenses:..........................................
  Less: Asset-based charges.........................         810,138             4,886                1,155
  Less: Reduction for expense limitation............              --                --                   --
                                                       -------------           -------            ---------
  Net Expenses......................................         810,138             4,886                1,155
                                                       -------------           -------            ---------
Net Investment Income (Loss)........................         827,721            10,450                3,569
                                                       -------------           -------            ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (3,929,560)            8,029                2,911
  Realized gain distribution from The Trusts........       2,361,579             4,352                  534
                                                       -------------           -------            ---------
 Net realized gain (loss)...........................      (1,567,981)           12,381                3,445
                                                       -------------           -------            ---------
  Change in unrealized appreciation
   (depreciation) of investments....................       6,178,939            20,394               (1,652)
                                                       -------------           -------            ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       4,610,958            32,775                1,793
                                                       -------------           -------            ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   5,438,679           $43,225            $   5,362
                                                       =============           =======            =========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE-PLUS   AXA GROWTH     AXA MODERATE
                                                           ALLOCATION        STRATEGY (b)     ALLOCATION
                                                     ---------------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $  2,023,951          $13,298     $  22,121,686
 Expenses:..........................................
  Less: Asset-based charges.........................         1,208,065            4,330        18,979,394
  Less: Reduction for expense limitation............                --               --        (4,283,587)
                                                          ------------          -------     -------------
  Net Expenses......................................         1,208,065            4,330        14,695,807
                                                          ------------          -------     -------------
Net Investment Income (Loss)........................           815,886            8,968         7,425,879
                                                          ------------          -------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (7,172,072)           8,162       (36,386,480)
  Realized gain distribution from The Trusts........         6,434,336            6,794        92,892,698
                                                          ------------          -------     -------------
 Net realized gain (loss)...........................          (737,736)          14,956        56,506,218
                                                          ------------          -------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................        12,108,048           12,851       138,523,995
                                                          ------------          -------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        11,370,312           27,807       195,030,213
                                                          ------------          -------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $ 12,186,198          $36,775     $ 202,456,092
                                                          ============          =======     =============

                                                      AXA MODERATE-PLUS   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION          INTERNATIONAL        SMALL CAP GROWTH
                                                     ------------------- ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   7,915,476        $  12,235,353          $      332,595
 Expenses:..........................................
  Less: Asset-based charges.........................        6,852,897            5,968,682               2,824,821
  Less: Reduction for expense limitation............               --                   --                      --
                                                        -------------        -------------          --------------
  Net Expenses......................................        6,852,897            5,968,682               2,824,821
                                                        -------------        -------------          --------------
Net Investment Income (Loss)........................        1,062,579            6,266,671              (2,492,226)
                                                        -------------        -------------          --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (48,950,379)         (60,112,404)            (28,313,781)
  Realized gain distribution from The Trusts........       53,459,481                   --                      --
                                                        -------------        -------------          --------------
 Net realized gain (loss)...........................        4,509,102          (60,112,404)            (28,313,781)
                                                        -------------        -------------          --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      100,760,740          162,512,273              97,071,168
                                                        -------------        -------------          --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      105,269,842          102,399,869              68,757,387
                                                        -------------        -------------          --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 106,332,421        $ 108,666,540          $   66,265,161
                                                        =============        =============          ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/AXA FRANKLIN
                                                         SMALL CAP     EQ/BLACKROCK BASIC       EQ/BLACKROCK
                                                        VALUE CORE        VALUE EQUITY      INTERNATIONAL VALUE
                                                     ---------------- -------------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      94,565      $    7,238,096       $    4,502,117
 Expenses:..........................................
  Less: Asset-based charges.........................        117,457           3,408,002            2,750,674
  Less: Reduction for expense limitation............             --                  --                   --
                                                      -------------      --------------       --------------
  Net Expenses......................................        117,457           3,408,002            2,750,674
                                                      -------------      --------------       --------------
Net Investment Income (Loss)........................        (22,892)          3,830,094            1,751,443
                                                      -------------      --------------       --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (2,088,015)        (23,704,481)         (31,017,073)
  Realized gain distribution from The Trusts........             --                  --                   --
                                                      -------------      --------------       --------------
 Net realized gain (loss)...........................     (2,088,015)        (23,704,481)         (31,017,073)
                                                      -------------      --------------       --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      4,465,660          89,803,308           85,045,272
                                                      -------------      --------------       --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      2,377,645          66,098,827           54,028,199
                                                      -------------      --------------       --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   2,354,753      $   69,928,921       $   55,779,642
                                                      =============      ==============       ==============

                                                      EQ/BOSTON ADVISORS        EQ/CALVERT          EQ/CAPITAL
                                                         EQUITY INCOME     SOCIALLY RESPONSIBLE   GUARDIAN GROWTH
                                                     -------------------- ---------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   1,162,528         $      39,089       $      49,205
 Expenses:..........................................
  Less: Asset-based charges.........................          571,519               198,881             182,183
  Less: Reduction for expense limitation............               --                    --                  --
                                                        -------------         -------------       -------------
  Net Expenses......................................          571,519               198,881             182,183
                                                        -------------         -------------       -------------
Net Investment Income (Loss)........................          591,009              (159,792)           (132,978)
                                                        -------------         -------------       -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (9,518,856)           (1,198,023)         (1,567,967)
  Realized gain distribution from The Trusts........               --                    --                  --
                                                        -------------         -------------       -------------
 Net realized gain (loss)...........................       (9,518,856)           (1,198,023)         (1,567,967)
                                                        -------------         -------------       -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       14,328,905             5,547,751           5,776,621
                                                        -------------         -------------       -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        4,810,049             4,349,728           4,208,654
                                                        -------------         -------------       -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   5,401,058         $   4,189,936       $   4,075,676
                                                        =============         =============       =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/CAPITAL
                                                         GUARDIAN         EQ/COMMON
                                                         RESEARCH        STOCK INDEX
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    1,614,924   $    36,711,714
 Expenses:..........................................
  Less: Asset-based charges.........................       1,803,457        26,135,745
  Less: Reduction for expense limitation............              --          (390,317)
                                                      --------------   ---------------
  Net Expenses......................................       1,803,457        25,745,428
                                                      --------------   ---------------
Net Investment Income (Loss)........................        (188,533)       10,966,286
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (12,301,306)     (184,477,707)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (12,301,306)     (184,477,707)
                                                      --------------   ---------------
  Change in unrealized appreciation
   (depreciation) of investments....................      50,010,433       621,996,052
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      37,709,127       437,518,345
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   37,520,594   $   448,484,631
                                                      ==============   ===============

                                                         EQ/CORE       EQ/DAVIS NEW      EQ/EQUITY        EQ/EQUITY
                                                        BOND INDEX     YORK VENTURE      500 INDEX       GROWTH PLUS
                                                     --------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   2,932,372   $     298,047   $  13,998,364    $    2,679,064
 Expenses:..........................................
  Less: Asset-based charges.........................      1,339,035         190,028       8,298,314         3,846,041
  Less: Reduction for expense limitation............             --              --              --                --
                                                      -------------   -------------   -------------    --------------
  Net Expenses......................................      1,339,035         190,028       8,298,314         3,846,041
                                                      -------------   -------------   -------------    --------------
Net Investment Income (Loss)........................      1,593,337         108,019       5,700,050        (1,166,977)
                                                      -------------   -------------   -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,279,756)     (2,139,605)    (54,613,799)      (29,472,950)
  Realized gain distribution from The Trusts........             --              --       1,799,512                --
                                                      -------------   -------------   -------------    --------------
 Net realized gain (loss)...........................     (5,279,756)     (2,139,605)    (52,814,287)      (29,472,950)
                                                      -------------   -------------   -------------    --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      3,877,623       6,587,138     193,023,835       105,183,233
                                                      -------------   -------------   -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     (1,402,133)      4,447,533     140,209,548        75,710,283
                                                      -------------   -------------   -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $     191,204   $   4,555,552   $ 145,909,598    $   74,543,306
                                                      =============   =============   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/EVERGREEN     EQ/FRANKLIN
                                                          OMEGA       CORE BALANCED
                                                     -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     57,664   $    3,838,027
 Expenses:..........................................
  Less: Asset-based charges.........................       388,969          850,928
  Less: Reduction for expense limitation............            --               --
                                                      ------------   --------------
  Net Expenses......................................       388,969          850,928
                                                      ------------   --------------
Net Investment Income (Loss)........................      (331,305)       2,987,099
                                                      ------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (1,964,016)     (10,048,926)
  Realized gain distribution from The Trusts........            --               --
                                                      ------------   --------------
 Net realized gain (loss)...........................    (1,964,016)     (10,048,926)
                                                      ------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments....................    12,917,877       24,253,313
                                                      ------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    10,953,861       14,204,387
                                                      ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 10,622,556   $   17,191,486
                                                      ============   ==============

                                                       EQ/FRANKLIN      EQ/GAMCO
                                                        TEMPLETON      MERGERS AND   EQ/GAMCO SMALL     EQ/GLOBAL
                                                        ALLOCATION    ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                     --------------- -------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     889,483    $       --    $      702,471   $     421,747
 Expenses:..........................................
  Less: Asset-based charges.........................        439,612       152,145         1,918,822         659,689
  Less: Reduction for expense limitation............             --            --                --              --
                                                      -------------    ----------    --------------   -------------
  Net Expenses......................................        439,612       152,145         1,918,822         659,689
                                                      -------------    ----------    --------------   -------------
Net Investment Income (Loss)........................        449,871      (152,145)       (1,216,351)       (237,942)
                                                      -------------    ----------    --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (4,889,094)     (970,513)      (11,392,879)     (5,137,099)
  Realized gain distribution from The Trusts........             --        62,895                --         194,025
                                                      -------------    ----------    --------------   -------------
 Net realized gain (loss)...........................     (4,889,094)     (907,618)      (11,392,879)     (4,943,074)
                                                      -------------    ----------    --------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments....................     13,002,111     2,758,156        64,621,116       5,288,641
                                                      -------------    ----------    --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,113,017     1,850,538        53,228,237         345,567
                                                      -------------    ----------    --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   8,562,888    $1,698,393    $   52,011,886   $     107,625
                                                      =============    ==========    ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT
                                                           EQUITY          BOND INDEX
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     4,310,876    $  1,291,352
 Expenses:..........................................
  Less: Asset-based charges.........................        4,187,840       1,398,664
  Less: Reduction for expense limitation............               --          (6,140)
                                                      ---------------    ------------
  Net Expenses......................................        4,187,840       1,392,524
                                                      ---------------    ------------
Net Investment Income (Loss)........................          123,036        (101,172)
                                                      ---------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (116,820,508)     (1,005,660)
  Realized gain distribution from The Trusts........               --              --
                                                      ---------------    ------------
 Net realized gain (loss)...........................     (116,820,508)     (1,005,660)
                                                      ---------------    ------------
  Change in unrealized appreciation
   (depreciation) of investments....................      243,702,267      (2,789,862)
                                                      ---------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      126,881,759      (3,795,522)
                                                      ---------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   127,004,795    $ (3,896,694)
                                                      ===============    ============

                                                                                             EQ/JPMORGAN
                                                      EQ/INTERNATIONAL   EQ/INTERNATIONAL       VALUE        EQ/LARGE CAP
                                                          CORE PLUS           GROWTH        OPPORTUNITIES     CORE PLUS
                                                     ------------------ ------------------ --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    3,204,357      $    438,938     $    547,553    $     512,257
 Expenses:..........................................
  Less: Asset-based charges.........................        1,227,725           421,085          481,924          140,935
  Less: Reduction for expense limitation............               --                --               --               --
                                                       --------------      ------------     ------------    -------------
  Net Expenses......................................        1,227,725           421,085          481,924          140,935
                                                       --------------      ------------     ------------    -------------
Net Investment Income (Loss)........................        1,976,632            17,853           65,629          371,322
                                                       --------------      ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (15,797,207)       (6,212,258)      (6,715,882)      (2,126,717)
  Realized gain distribution from The Trusts........               --                --               --               --
                                                       --------------      ------------     ------------    -------------
 Net realized gain (loss)...........................      (15,797,207)       (6,212,258)      (6,715,882)      (2,126,717)
                                                       --------------      ------------     ------------    -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       42,867,149        16,734,146       16,766,280        4,338,927
                                                       --------------      ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       27,069,942        10,521,888       10,050,398        2,212,210
                                                       --------------      ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   29,046,574      $ 10,539,741     $ 10,116,027    $   2,583,532
                                                       ==============      ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP
                                                      GROWTH INDEX    GROWTH PLUS    VALUE INDEX
                                                     -------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  2,083,388   $ 2,539,546    $   1,085,075
 Expenses:..........................................
  Less: Asset-based charges.........................     1,238,715     2,591,884          139,151
  Less: Reduction for expense limitation............            --            --               --
                                                      ------------   -----------    -------------
  Net Expenses......................................     1,238,715     2,591,884          139,151
                                                      ------------   -----------    -------------
Net Investment Income (Loss)........................       844,673       (52,338)         945,924
                                                      ------------   -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (1,593,693)    4,395,817       (5,087,664)
  Realized gain distribution from The Trusts........            --            --               --
                                                      ------------   -----------    -------------
 Net realized gain (loss)...........................    (1,593,693)    4,395,817       (5,087,664)
                                                      ------------   -----------    -------------
  Change in unrealized appreciation
   (depreciation) of investments....................    29,855,204    53,287,739        6,368,390
                                                      ------------   -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    28,261,511    57,683,556        1,280,726
                                                      ------------   -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 29,106,184   $57,631,218    $   2,226,650
                                                      ============   ===========    =============

                                                        EQ/LARGE CAP      EQ/LORD ABBETT    EQ/LORD ABBETT
                                                         VALUE PLUS     GROWTH AND INCOME   LARGE CAP CORE
                                                     ----------------- ------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    17,468,020     $      88,943     $     127,620
 Expenses:..........................................
  Less: Asset-based charges.........................        9,370,974           151,072           201,979
  Less: Reduction for expense limitation............               --                --                --
                                                      ---------------     -------------     -------------
  Net Expenses......................................        9,370,974           151,072           201,979
                                                      ---------------     -------------     -------------
Net Investment Income (Loss)........................        8,097,046           (62,129)          (74,359)
                                                      ---------------     -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (142,478,704)       (3,127,465)       (1,816,047)
  Realized gain distribution from The Trusts........               --                --                --
                                                      ---------------     -------------     -------------
 Net realized gain (loss)...........................     (142,478,704)       (3,127,465)       (1,816,047)
                                                      ---------------     -------------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      264,371,449         5,375,606         5,813,281
                                                      ---------------     -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      121,892,745         2,248,141         3,997,234
                                                      ---------------     -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   129,989,791     $   2,186,012     $   3,922,875
                                                      ===============     =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/MID CAP       EQ/MID CAP        EQ/MONEY
                                                           INDEX         VALUE PLUS         MARKET
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,526,427   $    4,077,951   $    285,286
 Expenses:..........................................
  Less: Asset-based charges.........................       2,865,380        3,931,956      2,179,196
  Less: Reduction for expense limitation............              --               --           (123)
                                                      --------------   --------------   ------------
  Net Expenses......................................       2,865,380        3,931,956      2,179,073
                                                      --------------   --------------   ------------
Net Investment Income (Loss)........................        (338,953)         145,995     (1,893,787)
                                                      --------------   --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (40,669,534)     (72,416,519)       (81,776)
  Realized gain distribution from The Trusts........              --               --             --
                                                      --------------   --------------   ------------
 Net realized gain (loss)...........................     (40,669,534)     (72,416,519)       (81,776)
                                                      --------------   --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................     110,973,205      148,390,156        130,919
                                                      --------------   --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      70,303,671       75,973,637         49,143
                                                      --------------   --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   69,964,718   $   76,119,632   $ (1,844,644)
                                                      ==============   ==============   ============

                                                        EQ/MONTAG &         EQ/MUTUAL      EQ/OPPENHEIMER
                                                      CALDWELL GROWTH   LARGE CAP EQUITY       GLOBAL
                                                     ----------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $     112,171     $      48,020     $     108,057
 Expenses:..........................................
  Less: Asset-based charges.........................         323,360           327,118           196,632
  Less: Reduction for expense limitation............              --                --                --
                                                       -------------     -------------     -------------
  Net Expenses......................................         323,360           327,118           196,632
                                                       -------------     -------------     -------------
Net Investment Income (Loss)........................        (211,189)         (279,098)          (88,575)
                                                       -------------     -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,553,089)       (4,674,128)       (2,156,868)
  Realized gain distribution from The Trusts........              --                --                --
                                                       -------------     -------------     -------------
 Net realized gain (loss)...........................      (2,553,089)       (4,674,128)       (2,156,868)
                                                       -------------     -------------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       9,435,395        10,705,264         7,354,325
                                                       -------------     -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       6,882,306         6,031,136         5,197,457
                                                       -------------     -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   6,671,117     $   5,752,038     $   5,108,882
                                                       =============     =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                        SHORT BOND      BOND PLUS      COMPANY INDEX
                                                     --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   1,374,789   $   4,744,672   $    1,847,251
 Expenses:..........................................
  Less: Asset-based charges.........................      1,472,299       1,680,932        1,572,692
  Less: Reduction for expense limitation............             --              --               --
                                                      -------------   -------------   --------------
  Net Expenses......................................      1,472,299       1,680,932        1,572,692
                                                      -------------   -------------   --------------
Net Investment Income (Loss)........................        (97,510)      3,063,740          274,559
                                                      -------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,269,769)     (3,894,674)     (21,088,359)
  Realized gain distribution from The Trusts........        297,100              --               --
                                                      -------------   -------------   --------------
 Net realized gain (loss)...........................     (4,972,669)     (3,894,674)     (21,088,359)
                                                      -------------   -------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      9,671,573       6,292,433       51,365,509
                                                      -------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,698,904       2,397,759       30,277,150
                                                      -------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   4,601,394   $   5,461,499   $   30,551,709
                                                      =============   =============   ==============

                                                      EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/UBS GROWTH
                                                        GROWTH STOCK     GLOBAL EQUITY     AND INCOME
                                                     ------------------ --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $         --     $     361,479   $     144,212
 Expenses:..........................................
  Less: Asset-based charges.........................         889,733           285,479         214,771
  Less: Reduction for expense limitation............              --                --              --
                                                        ------------     -------------   -------------
  Net Expenses......................................         889,733           285,479         214,771
                                                        ------------     -------------   -------------
Net Investment Income (Loss)........................        (889,733)           76,000         (70,559)
                                                        ------------     -------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (4,848,544)       (4,057,509)     (3,485,462)
  Realized gain distribution from The Trusts........              --                --              --
                                                        ------------     -------------   -------------
 Net realized gain (loss)...........................      (4,848,544)       (4,057,509)     (3,485,462)
                                                        ------------     -------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      30,073,682         9,908,524       8,247,785
                                                        ------------     -------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      25,225,138         5,851,015       4,762,323
                                                        ------------     -------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 24,335,405     $   5,927,015   $   4,691,764
                                                        ============     =============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/VAN KAMPEN    EQ/VAN KAMPEN      MULTIMANAGER
                                                         COMSTOCK     MID CAP GROWTH   AGGRESSIVE EQUITY
                                                     --------------- ---------------- -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     232,506    $         --      $   1,812,173
 Expenses:..........................................
  Less: Asset-based charges.........................        201,008         673,100          6,128,985
  Less: Reduction for expense limitation............             --              --         (1,458,842)
                                                      -------------    ------------      -------------
  Net Expenses......................................        201,008         673,100          4,670,143
                                                      -------------    ------------      -------------
Net Investment Income (Loss)........................         31,498        (673,100)        (2,857,970)
                                                      -------------    ------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (4,087,514)     (9,832,944)       (31,688,872)
  Realized gain distribution from The Trusts........             --              --                 --
                                                      -------------    ------------      -------------
 Net realized gain (loss)...........................     (4,087,514)     (9,832,944)       (31,688,872)
                                                      -------------    ------------      -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      8,047,463      32,631,370        177,657,200
                                                      -------------    ------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      3,959,949      22,798,426        145,968,328
                                                      -------------    ------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   3,991,447    $ 22,125,326      $ 143,110,358
                                                      =============    ============      =============

                                                                                             MULTIMANAGER
                                                      MULTIMANAGER       MULTIMANAGER         LARGE CAP
                                                        CORE BOND    INTERNATIONAL EQUITY    CORE EQUITY
                                                     -------------- ---------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $2,723,284       $    1,034,690      $     181,507
 Expenses:..........................................
  Less: Asset-based charges.........................      954,595              831,737            163,751
  Less: Reduction for expense limitation............           --                   --                 --
                                                       ----------       --------------      -------------
  Net Expenses......................................      954,595              831,737            163,751
                                                       ----------       --------------      -------------
Net Investment Income (Loss)........................    1,768,689              202,953             17,756
                                                       ----------       --------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (217,944)         (14,665,823)        (1,670,626)
  Realized gain distribution from The Trusts........      192,613                   --                 --
                                                       ----------       --------------      -------------
 Net realized gain (loss)...........................      (25,331)         (14,665,823)        (1,670,626)
                                                       ----------       --------------      -------------
  Change in unrealized appreciation
   (depreciation) of investments....................    3,241,851           31,165,901          5,106,848
                                                       ----------       --------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    3,216,520           16,500,078          3,436,222
                                                       ----------       --------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $4,985,209       $   16,703,031      $   3,453,978
                                                       ==========       ==============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                        LARGE CAP        LARGE CAP        MID CAP
                                                          GROWTH           VALUE          GROWTH
                                                     --------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      40,489   $      912,980   $         --
 Expenses:..........................................
  Less: Asset-based charges.........................        316,265          617,468        677,654
  Less: Reduction for expense limitation............             --               --             --
                                                      -------------   --------------   ------------
  Net Expenses......................................        316,265          617,468        677,654
                                                      -------------   --------------   ------------
Net Investment Income (Loss)........................       (275,776)         295,512       (677,654)
                                                      -------------   --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,059,702)     (11,180,615)    (7,898,488)
  Realized gain distribution from The Trusts........             --               --             --
                                                      -------------   --------------   ------------
 Net realized gain (loss)...........................     (5,059,702)     (11,180,615)    (7,898,488)
                                                      -------------   --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................     13,076,430       20,794,326     26,837,470
                                                      -------------   --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,016,728        9,613,711     18,938,982
                                                      -------------   --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   7,740,952   $    9,909,223   $ 18,261,328
                                                      =============   ==============   ============

                                                      MULTIMANAGER                       MULTIMANAGER
                                                         MID CAP        MULTIMANAGER       SMALL CAP
                                                          VALUE      MULTI-SECTOR BOND      GROWTH
                                                     -------------- ------------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  1,496,417    $    5,282,582     $         --
 Expenses:..........................................
  Less: Asset-based charges.........................       618,538         1,449,825          464,519
  Less: Reduction for expense limitation............            --                --               --
                                                      ------------    --------------     ------------
  Net Expenses......................................       618,538         1,449,825          464,519
                                                      ------------    --------------     ------------
Net Investment Income (Loss)........................       877,879         3,832,757         (464,519)
                                                      ------------    --------------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (7,157,528)      (12,151,717)      (9,302,045)
  Realized gain distribution from The Trusts........            --                --               --
                                                      ------------    --------------     ------------
 Net realized gain (loss)...........................    (7,157,528)      (12,151,717)      (9,302,045)
                                                      ------------    --------------     ------------
  Change in unrealized appreciation
   (depreciation) of investments....................    23,852,581        17,477,411       20,585,009
                                                      ------------    --------------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    16,695,053         5,325,694       11,282,964
                                                      ------------    --------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 17,572,932    $    9,158,451     $ 10,818,445
                                                      ============    ==============     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP     MULTIMANAGER
                                                           VALUE        TECHNOLOGY
                                                     ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    1,062,684   $         --
 Expenses:..........................................
  Less: Asset-based charges.........................       1,316,191      1,106,589
  Less: Reduction for expense limitation............              --             --
                                                      --------------   ------------
  Net Expenses......................................       1,316,191      1,106,589
                                                      --------------   ------------
Net Investment Income (Loss)........................        (253,507)    (1,106,589)
                                                      --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (23,315,753)    (7,655,403)
  Realized gain distribution from The Trusts........              --             --
                                                      --------------   ------------
 Net realized gain (loss)...........................     (23,315,753)    (7,655,403)
                                                      --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................      47,397,830     47,160,006
                                                      --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      24,082,077     39,504,603
                                                      --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   23,828,570   $ 38,398,014
                                                      ==============   ============

                                                       TARGET 2015     TARGET 2025    TARGET 2035    TARGET 2045
                                                        ALLOCATION      ALLOCATION     ALLOCATION    ALLOCATION
                                                     --------------- --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     567,472   $     684,168   $  499,313     $  335,206
 Expenses:..........................................
  Less: Asset-based charges.........................        160,078         181,667      133,471         89,977
  Less: Reduction for expense limitation............             --              --           --             --
                                                      -------------   -------------   ----------     ----------
  Net Expenses......................................        160,078         181,667      133,471         89,977
                                                      -------------   -------------   ----------     ----------
Net Investment Income (Loss)........................        407,394         502,501      365,842        245,229
                                                      -------------   -------------   ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (1,692,925)     (1,484,034)    (950,122)      (958,990)
  Realized gain distribution from The Trusts........         25,568          39,588       42,866         39,699
                                                      -------------   -------------   ----------     ----------
 Net realized gain (loss)...........................     (1,667,357)     (1,444,446)    (907,256)      (919,291)
                                                      -------------   -------------   ----------     ----------
  Change in unrealized appreciation
   (depreciation) of investments....................      3,479,083       4,003,872    3,133,847      2,602,775
                                                      -------------   -------------   ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      1,811,726       2,559,426    2,226,591      1,683,484
                                                      -------------   -------------   ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   2,219,120   $   3,061,927   $2,592,433     $1,928,713
                                                      =============   =============   ==========     ==========

-------
(a) Units were made available for sale on July 10, 2009.
(b) Units were made available for sale on September 30, 2009.
(c) Units were made available for sale on September 18, 2009.
The accompanying notes are an integral part of these financial statements.

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                     ALL ASSET             AXA AGGRESSIVE
                                                  ALLOCATION (m)             ALLOCATION
                                                 ---------------- ---------------------------------
                                                       2009             2009             2008
                                                 ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $   30,934     $    (247,451)   $     814,347
 Net realized gain (loss) on investments........        26,500          (894,740)       2,977,982
 Change in unrealized appreciation
  (depreciation) of investments.................       (17,554)       50,664,647      (84,331,136)
                                                    ----------     -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................        39,880        49,522,456      (80,538,807)
                                                    ----------     -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       215,259        69,728,140       62,695,319
  Transfers between funds including
   guaranteed interest account, net.............     1,788,753        10,507,488       14,185,869
  Transfers for contract benefits and
   terminations.................................          (848)      (11,791,017)     (10,686,837)
  Contract maintenance charges..................           (70)         (590,373)        (375,724)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --               --
                                                    ----------     -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,003,094        67,854,238       65,818,627
                                                    ----------     -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           169                --           43,901
                                                    ----------     -------------    -------------
Increase (Decrease) in Net Assets...............     2,043,143       117,376,694      (14,676,279)
Net Assets -- Beginning of Period...............            --       146,701,596      161,377,875
                                                    ----------     -------------    -------------
Net Assets -- End of Period.....................    $2,043,143     $ 264,078,290    $ 146,701,596
                                                    ==========     =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --               --
 Redeemed.......................................            --                --               --
                                                    ----------     -------------    -------------
 Net Increase (Decrease)........................            --                --               --
                                                    ----------     -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            20             1,054              806
 Redeemed.......................................            --              (372)            (270)
                                                    ----------     -------------    -------------
 Net Increase (Decrease)........................            20               682              536
                                                    ----------     -------------    -------------

                                                   AXA BALANCED          AXA CONSERVATIVE
                                                   STRATEGY (a)             ALLOCATION
                                                 ---------------- -------------------------------
                                                       2009             2009            2008
                                                 ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $   50,643     $    827,721    $  1,863,635
 Net realized gain (loss) on investments........        35,639       (1,567,981)     (1,480,846)
 Change in unrealized appreciation
  (depreciation) of investments.................        54,313        6,178,939      (7,222,441)
                                                    ----------     ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................       140,595        5,438,679      (6,839,652)
                                                    ----------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,608,136       15,923,956      12,520,766
  Transfers between funds including
   guaranteed interest account, net.............       371,574        6,744,587      11,828,528
  Transfers for contract benefits and
   terminations.................................       (82,716)      (5,699,977)     (6,410,205)
  Contract maintenance charges..................           (19)         (84,454)        (44,531)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --
                                                    ----------     ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     5,896,975       16,884,112      17,894,558
                                                    ----------     ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          (237)              --           2,999
                                                    ----------     ------------    ------------
Increase (Decrease) in Net Assets...............     6,037,333       22,322,791      11,057,905
Net Assets -- Beginning of Period...............            --       55,833,216      44,775,311
                                                    ----------     ------------    ------------
Net Assets -- End of Period.....................    $6,037,333     $ 78,156,007    $ 55,833,216
                                                    ==========     ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             4               --              --
 Redeemed.......................................            --               --              --
                                                    ----------     ------------    ------------
 Net Increase (Decrease)........................             4               --              --
                                                    ----------     ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            52              367             395
 Redeemed.......................................            (1)            (205)           (234)
                                                    ----------     ------------    ------------
 Net Increase (Decrease)........................            51              162             161
                                                    ----------     ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA CONSERVATIVE    AXA CONSERVATIVE
                                                  GROWTH STRATEGY (a)     STRATEGY (a)
                                                 --------------------- ------------------
                                                          2009                2009
                                                 --------------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................      $   10,450          $    3,569
 Net realized gain (loss) on investments........          12,381               3,445
 Change in unrealized appreciation
  (depreciation) of investments.................          20,394              (1,652)
                                                      ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................          43,225               5,362
                                                      ----------          ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       1,267,961             436,247
  Transfers between funds including
   guaranteed interest account, net.............         (21,993)            (22,016)
  Transfers for contract benefits and
   terminations.................................        (148,494)           (144,372)
  Contract maintenance charges..................             (38)                (38)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                  --
                                                      ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................       1,097,436             269,821
                                                      ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --                  19
                                                      ----------          ----------
Increase (Decrease) in Net Assets...............       1,140,661             275,202
Net Assets -- Beginning of Period...............              --                  --
                                                      ----------          ----------
Net Assets -- End of Period.....................      $1,140,661          $  275,202
                                                      ==========          ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              --                  --
 Redeemed.......................................              --                  --
                                                      ----------          ----------
 Net Increase (Decrease)........................              --                  --
                                                      ----------          ----------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              12                   5
 Redeemed.......................................              (2)                 (2)
                                                      ----------          ----------
 Net Increase (Decrease)........................              10                   3
                                                      ----------          ----------

                                                       AXA CONSERVATIVE-PLUS          AXA GROWTH
                                                            ALLOCATION               STRATEGY (b)
                                                 --------------------------------- ----------------
                                                       2009             2008             2009
                                                 ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    815,886    $    2,016,173     $    8,968
 Net realized gain (loss) on investments........       (737,736)       (2,194,368)        14,956
 Change in unrealized appreciation
  (depreciation) of investments.................     12,108,048       (19,682,014)        12,851
                                                   ------------    --------------     ----------
 Net Increase (decrease) in net assets from
  operations....................................     12,186,198       (19,860,209)        36,775
                                                   ------------    --------------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     28,768,650        23,885,189             --
  Transfers between funds including
   guaranteed interest account, net.............      5,890,218         5,456,214      1,446,517
  Transfers for contract benefits and
   terminations.................................     (8,216,734)       (9,704,070)        (9,185)
  Contract maintenance charges..................       (194,931)         (120,601)            --
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --             --
                                                   ------------    --------------     ----------
Net increase (decrease) in net assets from
 contractowners transactions....................     26,247,203        19,516,732      1,437,332
                                                   ------------    --------------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          3,503             1,500             49
                                                   ------------    --------------     ----------
Increase (Decrease) in Net Assets...............     38,436,904          (341,977)     1,474,156
Net Assets -- Beginning of Period...............     79,752,733        80,094,710             --
                                                   ------------    --------------     ----------
Net Assets -- End of Period.....................   $118,189,637    $   79,752,733     $1,474,156
                                                   ============    ==============     ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                --             18
 Redeemed.......................................             --                --             (4)
                                                   ------------    --------------     ----------
 Net Increase (Decrease)........................             --                --             14
                                                   ------------    --------------     ----------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            457               450             --
 Redeemed.......................................           (201)             (284)            --
                                                   ------------    --------------     ----------
 Net Increase (Decrease)........................            256               166             --
                                                   ------------    --------------     ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE
                                                              ALLOCATION
                                                 -------------------------------------
                                                        2009               2008
                                                 ------------------ ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    7,425,879     $   40,942,571
 Net realized gain (loss) on investments........       56,506,218         57,248,178
 Change in unrealized appreciation
  (depreciation) of investments.................      138,523,995       (539,334,183)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations....................................      202,456,092       (441,143,434)
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      149,839,690        158,429,130
  Transfers between funds including
   guaranteed interest account, net.............      (20,297,442)       (33,272,842)
  Transfers for contract benefits and
   terminations.................................     (116,885,252)      (163,855,474)
  Contract maintenance charges..................       (1,788,380)        (1,463,668)
  Adjustments to net assets allocated to
   contracts in payout period...................         (509,566)         2,078,957
                                                   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions....................       10,359,050        (38,083,897)
                                                   --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        1,776,634           (686,814)
                                                   --------------     --------------
Increase (Decrease) in Net Assets...............      214,591,776       (479,914,145)
Net Assets -- Beginning of Period...............    1,285,684,880      1,765,599,025
                                                   --------------     --------------
Net Assets -- End of Period.....................   $1,500,276,656     $1,285,684,880
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            3,063              3,112
 Redeemed.......................................           (3,213)            (3,729)
                                                   --------------     --------------
 Net Increase (Decrease)........................             (150)              (617)
                                                   --------------     --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              512                419
 Redeemed.......................................             (265)              (299)
                                                   --------------     --------------
 Net Increase (Decrease)........................              247                120
                                                   --------------     --------------

                                                         AXA MODERATE-PLUS                 EQ/ALLIANCEBERNSTEIN
                                                             ALLOCATION                       INTERNATIONAL
                                                 ---------------------------------- ----------------------------------
                                                       2009              2008             2009              2008
                                                 ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,062,579    $     5,910,655   $   6,266,671    $    11,005,823
 Net realized gain (loss) on investments........      4,509,102         10,837,976     (60,112,404)         6,872,900
 Change in unrealized appreciation
  (depreciation) of investments.................    100,760,740       (214,979,717)    162,512,273       (494,553,038)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    106,332,421       (198,231,086)    108,666,540       (476,674,315)
                                                  -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........    142,769,918        146,284,330      43,807,489         63,982,209
  Transfers between funds including
   guaranteed interest account, net.............      6,248,018         30,313,594     (28,773,650)       (38,651,182)
  Transfers for contract benefits and
   terminations.................................    (37,464,153)       (39,102,662)    (38,057,345)       (73,696,145)
  Contract maintenance charges..................     (1,314,750)          (893,634)       (597,404)          (653,989)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --        (215,407)         1,607,709
                                                  -------------    ---------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    110,239,033        136,601,628     (23,836,317)       (47,411,398)
                                                  -------------    ---------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         59,998                 --         248,594         (3,437,704)
                                                  -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets...............    216,631,452        (61,629,458)     85,078,817       (527,523,417)
Net Assets -- Beginning of Period...............    452,177,761        513,807,219     438,269,179        965,792,596
                                                  -------------    ---------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 668,809,213    $   452,177,761   $ 523,347,996    $   438,269,179
                                                  =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --             743                646
 Redeemed.......................................             --                 --            (911)              (931)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (Decrease)........................             --                 --            (168)              (285)
                                                  -------------    ---------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................          1,897              1,934             134                171
 Redeemed.......................................           (840)              (849)           (202)              (214)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (Decrease)........................          1,057              1,085             (68)               (43)
                                                  -------------    ---------------   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/ALLIANCEBERNSTEIN
                                                          SMALL CAP GROWTH
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (2,492,226)   $    (3,902,536)
 Net realized gain (loss) on investments........    (28,313,781)       (10,692,739)
 Change in unrealized appreciation
  (depreciation) of investments.................     97,071,168       (155,495,800)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     66,265,161       (170,091,075)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     18,105,704         25,173,864
  Transfers between funds including
   guaranteed interest account, net.............     (8,247,878)       (16,720,827)
  Transfers for contract benefits and
   terminations.................................    (16,722,756)       (29,505,104)
  Contract maintenance charges..................       (290,412)          (305,569)
  Adjustments to net assets allocated to
   contracts in payout period...................       (362,480)           950,486
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (7,517,822)       (20,407,150)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        384,785           (806,239)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     59,132,124       (191,304,464)
Net Assets -- Beginning of Period...............    200,215,470        391,519,934
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 259,347,594    $   200,215,470
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            351                335
 Redeemed.......................................           (392)              (428)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (41)               (93)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             68                 64
 Redeemed.......................................            (85)               (99)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (17)               (35)
                                                  -------------    ---------------

                                                         EQ/AXA FRANKLIN                 EQ/BLACKROCK BASIC
                                                      SMALL CAP VALUE CORE                  VALUE EQUITY
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (22,892)   $     (21,218)  $   3,830,094    $     1,229,429
 Net realized gain (loss) on investments........    (2,088,015)      (1,222,983)    (23,704,481)       (10,123,326)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,465,660       (2,122,181)     89,803,308       (131,981,904)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     2,354,753       (3,366,382)     69,928,921       (140,875,801)
                                                  ------------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,042,849        2,193,319      35,057,405         35,173,152
  Transfers between funds including
   guaranteed interest account, net.............       372,303        2,782,845       8,642,044        (15,090,411)
  Transfers for contract benefits and
   terminations.................................      (716,088)        (413,615)    (19,889,764)       (26,809,274)
  Contract maintenance charges..................       (12,222)          (9,204)       (311,759)          (293,875)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,686,842        4,553,345      23,497,926         (7,020,408)
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --            1,065           8,999                 --
                                                  ------------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets...............     4,041,595        1,188,028      93,435,846       (147,896,209)
Net Assets -- Beginning of Period...............     7,589,880        6,401,852     235,312,265        383,208,474
                                                  ------------    -------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 11,631,475    $   7,589,880   $ 328,748,111    $   235,312,265
                                                  ============    =============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --                 --
 Redeemed.......................................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           115              126             472                362
 Redeemed.......................................           (89)             (74)           (305)              (390)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            26               52             167                (28)
                                                  ------------    -------------   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/BLACKROCK
                                                        INTERNATIONAL VALUE
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,751,443    $     2,603,270
 Net realized gain (loss) on investments........    (31,017,073)           906,649
 Change in unrealized appreciation
  (depreciation) of investments.................     85,045,272       (154,451,415)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     55,779,642       (150,941,496)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     28,604,304         36,599,874
  Transfers between funds including
   guaranteed interest account, net.............     (6,079,350)       (24,098,212)
  Transfers for contract benefits and
   terminations.................................    (15,813,505)       (22,285,075)
  Contract maintenance charges..................       (296,177)          (290,822)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      6,415,272        (10,074,235)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --            (53,997)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     62,194,914       (161,069,728)
Net Assets -- Beginning of Period...............    190,751,934        351,821,662
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 252,946,848    $   190,751,934
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            477                457
 Redeemed.......................................           (407)              (527)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             70                (70)
                                                  -------------    ---------------

                                                        EQ/BOSTON ADVISORS                   EQ/CALVERT
                                                          EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    591,009    $      553,627   $   (159,792)   $     (181,924)
 Net realized gain (loss) on investments........    (9,518,856)       (2,890,496)    (1,198,023)         (525,890)
 Change in unrealized appreciation
  (depreciation) of investments.................    14,328,905       (17,935,820)     5,547,751       (10,088,694)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     5,401,058       (20,272,689)     4,189,936       (10,796,508)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     7,411,670         7,847,391      3,017,850         3,316,280
  Transfers between funds including
   guaranteed interest account, net.............    (2,069,966)          (42,357)      (508,471)         (849,548)
  Transfers for contract benefits and
   terminations.................................    (2,910,080)       (3,305,461)      (654,146)         (959,285)
  Contract maintenance charges..................       (57,332)          (51,249)       (30,974)          (29,844)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,374,292         4,448,324      1,824,259         1,477,603
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         5,711           (14,803)        99,998        (1,959,999)
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............     7,781,061       (15,839,168)     6,114,193       (11,278,904)
Net Assets -- Beginning of Period...............    42,542,231        58,381,399     12,836,414        24,115,318
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 50,323,292    $   42,542,231   $ 18,950,607    $   12,836,414
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                --
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           195               193             67                65
 Redeemed.......................................          (158)             (151)           (35)              (48)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            37                42             32                17
                                                  ------------    --------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/CAPITAL                        EQ/CAPITAL
                                                         GUARDIAN GROWTH                 GUARDIAN RESEARCH
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (132,978)   $   (178,502)   $    (188,533)   $      (750,230)
 Net realized gain (loss) on investments........    (1,567,967)       (425,655)     (12,301,306)         6,787,176
 Change in unrealized appreciation
  (depreciation) of investments.................     5,776,621      (7,462,227)      50,010,433       (102,470,066)
                                                  ------------    ------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     4,075,676      (8,066,384)      37,520,594        (96,433,120)
                                                  ------------    ------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,135,830       2,677,038       10,874,013         16,071,443
  Transfers between funds including
   guaranteed interest account, net.............       122,396         625,424      (10,097,645)       (22,302,307)
  Transfers for contract benefits and
   terminations.................................    (1,160,460)     (1,135,397)     (11,311,617)       (19,626,367)
  Contract maintenance charges..................       (17,593)        (15,922)        (154,313)          (167,850)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,080,173       2,151,143      (10,689,562)       (26,025,081)
                                                  ------------    ------------    -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             4              --           19,999            (49,998)
                                                  ------------    ------------    -------------    ---------------
Increase (Decrease) in Net Assets...............     5,155,853      (5,915,241)      26,851,031       (122,508,199)
Net Assets -- Beginning of Period...............    12,178,949      18,094,190      134,399,929        256,908,128
                                                  ------------    ------------    -------------    ---------------
Net Assets -- End of Period.....................  $ 17,334,802    $ 12,178,949    $ 161,250,960    $   134,399,929
                                                  ============    ============    =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --               --                 --
 Redeemed.......................................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
 Net Increase (Decrease)........................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            83             109              183                209
 Redeemed.......................................           (60)            (77)            (305)              (439)
                                                  ------------    ------------    -------------    ---------------
 Net Increase (Decrease)........................            23              32             (122)              (230)
                                                  ------------    ------------    -------------    ---------------

                                                               EQ/COMMON
                                                            STOCK INDEX (i)
                                                 --------------------------------------
                                                        2009                2008
                                                 ------------------ -------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $   10,966,286    $      15,044,931
 Net realized gain (loss) on investments........     (184,477,707)         (65,116,116)
 Change in unrealized appreciation
  (depreciation) of investments.................      621,996,052       (1,473,150,946)
                                                   --------------    -----------------
 Net Increase (decrease) in net assets from
  operations....................................      448,484,631       (1,523,222,131)
                                                   --------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       80,357,181          115,204,005
  Transfers between funds including
   guaranteed interest account, net.............      (81,900,605)        (193,747,968)
  Transfers for contract benefits and
   terminations.................................     (144,591,111)        (284,343,239)
  Contract maintenance charges..................       (1,956,130)          (2,113,730)
  Adjustments to net assets allocated to
   contracts in payout period...................       (1,619,845)          11,374,643
                                                   --------------    -----------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (149,710,510)        (353,626,289)
                                                   --------------    -----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        4,454,618          (10,895,584)
                                                   --------------    -----------------
Increase (Decrease) in Net Assets...............      303,228,739       (1,887,744,004)
Net Assets -- Beginning of Period...............    1,792,068,160        3,679,812,164
                                                   --------------    -----------------
Net Assets -- End of Period.....................   $2,095,296,899    $   1,792,068,160
                                                   ==============    =================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              709                  759
 Redeemed.......................................           (1,381)              (1,971)
                                                   --------------    -----------------
 Net Increase (Decrease)........................             (672)              (1,212)
                                                   --------------    -----------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              151                  161
 Redeemed.......................................             (248)                (370)
                                                   --------------    -----------------
 Net Increase (Decrease)........................              (97)                (209)
                                                   --------------    -----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/DAVIS NEW
                                                      EQ/CORE BOND INDEX (l)                YORK VENTURE
                                                 --------------------------------- -------------------------------
                                                       2009             2008             2009            2008
                                                 ---------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $  1,593,337    $   3,573,974    $    108,019    $    (47,871)
 Net realized gain (loss) on investments........     (5,279,756)      (4,122,185)     (2,139,605)     (1,281,484)
 Change in unrealized appreciation
  (depreciation) of investments.................      3,877,623      (12,656,245)      6,587,138      (4,244,181)
                                                   ------------    -------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................        191,204      (13,204,456)      4,555,552      (5,573,536)
                                                   ------------    -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     11,085,825       13,206,333       3,834,620       3,290,446
  Transfers between funds including
   guaranteed interest account, net.............     18,023,468      (18,239,438)      3,630,978       7,856,348
  Transfers for contract benefits and
   terminations.................................     (9,510,234)     (13,830,099)     (1,358,473)       (837,598)
  Contract maintenance charges..................       (143,800)        (130,276)        (15,604)         (7,190)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     19,455,259      (18,993,480)      6,091,521      10,302,006
                                                   ------------    -------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          1,001               --           1,000           5,661
                                                   ------------    -------------    ------------    ------------
Increase (Decrease) in Net Assets...............     19,647,464      (32,197,936)     10,648,073       4,734,131
Net Assets -- Beginning of Period...............    105,936,952      138,134,888      10,887,874       6,153,743
                                                   ------------    -------------    ------------    ------------
Net Assets -- End of Period.....................   $125,584,416    $ 105,936,952    $ 21,535,947    $ 10,887,874
                                                   ============    =============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --              --              --
 Redeemed.......................................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
 Net Increase (Decrease)........................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            437              204             168             179
 Redeemed.......................................           (267)            (375)            (74)            (56)
                                                   ------------    -------------    ------------    ------------
 Net Increase (Decrease)........................            170             (171)             94             123
                                                   ------------    -------------    ------------    ------------

                                                        EQ/EQUITY 500 INDEX
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   5,700,050    $     4,592,167
 Net realized gain (loss) on investments........    (52,814,287)       (15,349,915)
 Change in unrealized appreciation
  (depreciation) of investments.................    193,023,835       (365,439,040)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    145,909,598       (376,196,788)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     60,546,383         71,828,024
  Transfers between funds including
   guaranteed interest account, net.............    (20,778,700)       (41,819,827)
  Transfers for contract benefits and
   terminations.................................    (49,707,471)       (79,599,773)
  Contract maintenance charges..................       (777,626)          (800,310)
  Adjustments to net assets allocated to
   contracts in payout period...................       (438,827)         2,008,573
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (11,156,241)       (48,383,313)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        520,829         (1,986,759)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    135,274,186       (426,566,860)
Net Assets -- Beginning of Period...............    599,770,954      1,026,337,814
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 735,045,140    $   599,770,954
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            593                577
 Redeemed.......................................           (640)              (728)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (47)              (151)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            259                212
 Redeemed.......................................           (220)              (262)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             39                (50)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/EQUITY
                                                            GROWTH PLUS
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,166,977)   $    (1,059,144)
 Net realized gain (loss) on investments........    (29,472,950)         2,338,813
 Change in unrealized appreciation
  (depreciation) of investments.................    105,183,233       (182,613,673)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     74,543,306       (181,334,004)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     48,003,231         62,704,915
  Transfers between funds including
   guaranteed interest account, net.............    (19,600,439)         5,358,563
  Transfers for contract benefits and
   terminations.................................    (19,867,133)       (25,940,513)
  Contract maintenance charges..................       (430,689)          (401,683)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      8,104,970         41,721,282
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         66,000        364,650,099
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     82,714,276        225,037,377
Net Assets -- Beginning of Period...............    271,577,888         46,540,511
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 354,292,164    $   271,577,888
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            634                834
 Redeemed.......................................           (539)              (538)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             95                296
                                                  -------------    ---------------

                                                          EQ/EVERGREEN                      EQ/FRANKLIN
                                                              OMEGA                        CORE BALANCED
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (331,305)   $   (172,226)   $    2,987,099   $    3,852,908
 Net realized gain (loss) on investments........    (1,964,016)       (887,219)      (10,048,926)      (6,074,193)
 Change in unrealized appreciation
  (depreciation) of investments.................    12,917,877      (7,134,040)       24,253,313      (27,747,139)
                                                  ------------    ------------    --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................    10,622,556      (8,193,485)       17,191,486      (29,968,424)
                                                  ------------    ------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,670,144       2,910,678         7,861,172       12,803,866
  Transfers between funds including
   guaranteed interest account, net.............    11,985,942        (671,200)       (1,763,011)      (2,142,548)
  Transfers for contract benefits and
   terminations.................................    (1,847,065)     (1,578,571)       (5,592,136)      (7,522,238)
  Contract maintenance charges..................       (31,556)        (25,166)          (83,441)         (61,469)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    14,777,465         635,741           422,584        3,077,611
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --         (30,000)               --           22,156
                                                  ------------    ------------    --------------   --------------
Increase (Decrease) in Net Assets...............    25,400,021      (7,587,744)       17,614,070      (26,868,657)
Net Assets -- Beginning of Period...............    21,140,490      28,728,234        59,781,130       86,649,787
                                                  ------------    ------------    --------------   --------------
Net Assets -- End of Period.....................  $ 46,540,511    $ 21,140,490    $   77,395,200   $   59,781,130
                                                  ============    ============    ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                --               --
 Redeemed.......................................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           278             113               231              334
 Redeemed.......................................           (99)           (103)             (226)            (314)
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................           179              10                 5               20
                                                  ------------    ------------    --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/FRANKLIN                   EQ/GAMCO MERGERS
                                                       TEMPLETON ALLOCATION              AND ACQUISITIONS
                                                 -------------------------------- -------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    449,871    $    1,127,732   $   (152,145)   $    (92,865)
 Net realized gain (loss) on investments........    (4,889,094)       (2,009,560)      (907,618)        (13,662)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,002,111       (14,564,276)     2,758,156      (1,945,925)
                                                  ------------    --------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     8,562,888       (15,446,104)     1,698,393      (2,052,452)
                                                  ------------    --------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     6,980,576        10,927,635      1,815,689       2,818,788
  Transfers between funds including
   guaranteed interest account, net.............      (778,433)        8,279,850       (160,098)     (1,148,320)
  Transfers for contract benefits and
   terminations.................................    (2,023,258)       (1,805,323)    (1,076,002)       (885,038)
  Contract maintenance charges..................       (69,111)          (47,453)       (13,488)         (9,933)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     4,109,774        17,354,709        566,101         775,497
                                                  ------------    --------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        (2,903)              641             --              --
                                                  ------------    --------------   ------------    ------------
Increase (Decrease) in Net Assets...............    12,669,759         1,909,246      2,264,494      (1,276,955)
Net Assets -- Beginning of Period...............    29,736,396        27,827,150     11,617,872      12,894,827
                                                  ------------    --------------   ------------    ------------
Net Assets -- End of Period.....................  $ 42,406,155    $   29,736,396   $ 13,882,366    $ 11,617,872
                                                  ============    ==============   ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --              --
 Redeemed.......................................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
 Net Increase (Decrease)........................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           183               295             43              55
 Redeemed.......................................          (122)              (86)           (38)            (48)
                                                  ------------    --------------   ------------    ------------
 Net Increase (Decrease)........................            61               209              5               7
                                                  ------------    --------------   ------------    ------------

                                                          EQ/GAMCO SMALL
                                                           COMPANY VALUE
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,216,351)   $    (833,973)
 Net realized gain (loss) on investments........    (11,392,879)         692,813
 Change in unrealized appreciation
  (depreciation) of investments.................     64,621,116      (46,509,043)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     52,011,886      (46,650,203)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     30,651,361       27,748,549
  Transfers between funds including
   guaranteed interest account, net.............     19,031,771       11,624,800
  Transfers for contract benefits and
   terminations.................................     (7,962,240)      (8,616,880)
  Contract maintenance charges..................       (201,351)        (139,044)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     41,519,541       30,617,425
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          7,997           28,542
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............     93,539,424      (16,004,236)
Net Assets -- Beginning of Period...............    111,588,854      127,593,090
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 205,128,278    $ 111,588,854
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            633              507
 Redeemed.......................................           (272)            (260)
                                                  -------------    -------------
 Net Increase (Decrease)........................            361              247
                                                  -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/GLOBAL                  EQ/GLOBAL MULTI-SECTOR
                                                            BOND PLUS                          EQUITY
                                                 ------------------------------- -----------------------------------
                                                       2009            2008             2009              2008
                                                 --------------- --------------- ----------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (237,942)   $  8,813,762    $       123,036   $    (5,250,282)
 Net realized gain (loss) on investments........    (4,943,074)        333,129       (116,820,508)      (14,419,836)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,288,641      (8,613,881)       243,702,267      (337,518,583)
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (decrease) in net assets from
  operations....................................       107,625         533,010        127,004,795      (357,188,701)
                                                  ------------    ------------    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     9,223,504      11,555,180         45,121,733        57,710,557
  Transfers between funds including
   guaranteed interest account, net.............    (1,598,949)     24,007,773         11,810,676       (46,779,610)
  Transfers for contract benefits and
   terminations.................................    (4,527,373)     (4,367,775)       (23,012,961)      (35,089,115)
  Contract maintenance charges..................       (43,569)        (21,598)          (419,322)         (403,165)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,053,613      31,173,580         33,500,126       (24,561,333)
                                                  ------------    ------------    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          41,321             21,999          (103,030)
                                                  ------------    ------------    ---------------   ---------------
Increase (Decrease) in Net Assets...............     3,161,238      31,747,911        160,526,920      (381,853,064)
Net Assets -- Beginning of Period...............    54,613,677      22,865,766        253,222,835       635,075,899
                                                  ------------    ------------    ---------------   ---------------
Net Assets -- End of Period.....................  $ 57,774,915    $ 54,613,677    $   413,749,755   $   253,222,835
                                                  ============    ============    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                 --                --
 Redeemed.......................................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (Decrease)........................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           218             609                961               956
 Redeemed.......................................          (194)           (339)              (720)           (1,059)
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (Decrease)........................            24             270                241              (103)
                                                  ------------    ------------    ---------------   ---------------

                                                           EQ/INTERMEDIATE
                                                        GOVERNMENT BOND INDEX
                                                 -----------------------------------
                                                       2009              2008
                                                 ---------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (101,172)    $  2,567,323
 Net realized gain (loss) on investments........     (1,005,660)        (565,335)
 Change in unrealized appreciation
  (depreciation) of investments.................     (2,789,862)         871,480
                                                  -------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     (3,896,694)       2,873,468
                                                  -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,352,319       11,582,938
  Transfers between funds including
   guaranteed interest account, net.............     (8,439,136)       1,361,797
  Transfers for contract benefits and
   terminations.................................    (12,873,607)     (17,359,434)
  Contract maintenance charges..................       (129,075)        (112,074)
  Adjustments to net assets allocated to
   contracts in payout period...................        (10,285)          27,591
                                                  -------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (13,099,784)      (4,499,182)
                                                  -------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         21,453          (20,060)
                                                  -------------     ------------
Increase (Decrease) in Net Assets...............    (16,975,025)      (1,645,774)
Net Assets -- Beginning of Period...............    120,621,014      122,266,788
                                                  -------------     ------------
Net Assets -- End of Period.....................  $ 103,645,989     $120,621,014
                                                  =============     ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             81              163
 Redeemed.......................................           (132)            (186)
                                                  -------------     ------------
 Net Increase (Decrease)........................            (51)             (23)
                                                  -------------     ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             40               79
 Redeemed.......................................            (71)             (84)
                                                  -------------     ------------
 Net Increase (Decrease)........................            (31)              (5)
                                                  -------------     ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/INTERNATIONAL                  EQ/INTERNATIONAL
                                                             CORE PLUS                          GROWTH
                                                 --------------------------------- --------------------------------
                                                       2009             2008             2009            2008
                                                 ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,976,632    $      325,471   $     17,853    $     (108,925)
 Net realized gain (loss) on investments........    (15,797,207)       (5,191,666)    (6,212,258)       (3,281,634)
 Change in unrealized appreciation
  (depreciation) of investments.................     42,867,149       (54,193,771)    16,734,146       (14,766,721)
                                                  -------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     29,046,574       (59,059,966)    10,539,741       (18,157,280)
                                                  -------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     19,179,981        15,550,576      5,170,839         6,293,250
  Transfers between funds including
   guaranteed interest account, net.............      7,042,584         9,540,290      6,073,936         2,798,332
  Transfers for contract benefits and
   terminations.................................     (5,744,878)       (7,693,350)    (2,083,058)       (2,438,762)
  Contract maintenance charges..................       (111,556)         (105,397)       (35,192)          (25,745)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     20,366,131        17,292,119      9,126,525         6,627,075
                                                  -------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            101            10,002            501             8,003
                                                  -------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............     49,412,806       (41,757,845)    19,666,767       (11,522,202)
Net Assets -- Beginning of Period...............     75,317,423       117,075,268     25,879,388        37,401,590
                                                  -------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 124,730,229    $   75,317,423   $ 45,546,155    $   25,879,388
                                                  =============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                --             --                --
 Redeemed.......................................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
 Net Increase (Decrease)........................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            429               362            188               180
 Redeemed.......................................           (198)             (221)          (104)             (138)
                                                  -------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            231               141             84                42
                                                  -------------    --------------   ------------    --------------

                                                            EQ/JPMORGAN
                                                        VALUE OPPORTUNITIES
                                                 ----------------------------------
                                                        2009             2008
                                                 ----------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    65,629      $      249,999
 Net realized gain (loss) on investments........    (6,715,882)         (2,995,119)
 Change in unrealized appreciation
  (depreciation) of investments.................    16,766,280         (22,076,352)
                                                   -----------      --------------
 Net Increase (decrease) in net assets from
  operations....................................    10,116,027         (24,821,472)
                                                   -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     3,673,602           4,855,022
  Transfers between funds including
   guaranteed interest account, net.............      (576,747)         (4,840,477)
  Transfers for contract benefits and
   terminations.................................    (3,397,901)         (5,774,319)
  Contract maintenance charges..................       (49,916)            (50,500)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --
                                                   -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (350,962)         (5,810,274)
                                                   -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        15,000             (14,999)
                                                   -----------      --------------
Increase (Decrease) in Net Assets...............     9,780,065         (30,646,745)
Net Assets -- Beginning of Period...............    34,201,365          64,848,110
                                                   -----------      --------------
Net Assets -- End of Period.....................   $43,981,430      $   34,201,365
                                                   ===========      ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                  --
 Redeemed.......................................            --                  --
                                                   -----------      --------------
 Net Increase (Decrease)........................            --                  --
                                                   -----------      --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            82                  65
 Redeemed.......................................           (86)               (116)
                                                   -----------      --------------
 Net Increase (Decrease)........................            (4)                (51)
                                                   -----------      --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/LARGE CAP                     EQ/LARGE CAP
                                                            CORE PLUS                      GROWTH INDEX
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    371,322    $    (121,341)   $    844,673    $  (1,335,334)
 Net realized gain (loss) on investments........    (2,126,717)        (670,634)     (1,593,693)       4,067,252
 Change in unrealized appreciation
  (depreciation) of investments.................     4,338,927       (5,301,246)     29,855,204      (55,074,446)
                                                  ------------    -------------    ------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,583,532       (6,093,221)     29,106,184      (52,342,528)
                                                  ------------    -------------    ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     1,456,402        1,320,883       7,614,089        9,599,691
  Transfers between funds including
   guaranteed interest account, net.............       180,437          285,015       1,924,632       (5,913,078)
  Transfers for contract benefits and
   terminations.................................      (731,133)      (1,215,245)     (8,052,547)     (11,688,324)
  Contract maintenance charges..................       (12,491)         (12,113)       (141,027)        (137,871)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................       893,215          378,540       1,345,147       (8,139,582)
                                                  ------------    -------------    ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          (35,000)          4,480               --
                                                  ------------    -------------    ------------    -------------
Increase (Decrease) in Net Assets...............     3,476,747       (5,749,681)     30,455,811      (60,482,110)
Net Assets -- Beginning of Period...............     9,865,218       15,614,899      85,381,729      145,863,839
                                                  ------------    -------------    ------------    -------------
Net Assets -- End of Period.....................  $ 13,341,965    $   9,865,218    $115,837,540    $  85,381,729
                                                  ============    =============    ============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --               --
 Redeemed.......................................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
 Net Increase (Decrease)........................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            55               52             352              332
 Redeemed.......................................           (42)             (48)           (338)            (461)
                                                  ------------    -------------    ------------    -------------
 Net Increase (Decrease)........................            13                4              14             (129)
                                                  ------------    -------------    ------------    -------------

                                                            EQ/LARGE CAP
                                                            GROWTH PLUS
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     (52,338)   $    (3,143,101)
 Net realized gain (loss) on investments........      4,395,817         19,106,098
 Change in unrealized appreciation
  (depreciation) of investments.................     53,287,739       (136,936,125)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     57,631,218       (120,973,128)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     13,247,955         18,447,472
  Transfers between funds including
   guaranteed interest account, net.............     (7,766,371)       (14,291,967)
  Transfers for contract benefits and
   terminations.................................    (15,211,531)       (24,397,661)
  Contract maintenance charges..................       (297,686)          (301,773)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (10,027,633)       (20,543,929)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         10,000            (10,000)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     47,613,585       (141,527,057)
Net Assets -- Beginning of Period...............    181,511,917        323,038,974
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 229,125,502    $   181,511,917
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            220                292
 Redeemed.......................................           (314)              (450)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (94)              (158)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/LARGE CAP
                                                            VALUE INDEX
                                                 ----------------------------------
                                                       2009             2008
                                                 --------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    945,924     $      21,882
 Net realized gain (loss) on investments........    (5,087,664)       (2,502,240)
 Change in unrealized appreciation
  (depreciation) of investments.................     6,368,390        (8,932,464)
                                                  ------------     -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,226,650       (11,412,822)
                                                  ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,393,733         2,580,692
  Transfers between funds including
   guaranteed interest account, net.............     1,296,612        (2,440,801)
  Transfers for contract benefits and
   terminations.................................      (669,832)         (887,373)
  Contract maintenance charges..................       (13,475)          (14,772)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                  ------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,007,038          (762,254)
                                                  ------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         5,905             2,999
                                                  ------------     -------------
Increase (Decrease) in Net Assets...............     5,239,593       (12,172,077)
Net Assets -- Beginning of Period...............     8,765,596        20,937,673
                                                  ------------     -------------
Net Assets -- End of Period.....................  $ 14,005,189     $   8,765,596
                                                  ============     =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --
 Redeemed.......................................            --                --
                                                  ------------     -------------
 Net Increase (Decrease)........................            --                --
                                                  ------------     -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           140                93
 Redeemed.......................................           (70)              (96)
                                                  ------------     -------------
 Net Increase (Decrease)........................            70                (3)
                                                  ------------     -------------

                                                            EQ/LARGE CAP                     EQ/LORD ABBETT
                                                             VALUE PLUS                     GROWTH AND INCOME
                                                 ----------------------------------- -------------------------------
                                                        2009              2008             2009            2008
                                                 ----------------- ----------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     8,097,046   $    19,085,314   $    (62,129)   $     37,868
 Net realized gain (loss) on investments........     (142,478,704)     (117,593,521)    (3,127,465)     (1,134,120)
 Change in unrealized appreciation
  (depreciation) of investments.................      264,371,449      (513,769,969)     5,375,606      (5,128,693)
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      129,989,791      (612,278,176)     2,186,012      (6,224,945)
                                                  ---------------   ---------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       65,300,641       100,501,570      2,131,966       2,828,588
  Transfers between funds including
   guaranteed interest account, net.............      (58,079,170)     (143,263,597)       184,098      (1,398,885)
  Transfers for contract benefits and
   terminations.................................      (58,098,050)     (115,761,488)      (802,277)       (955,928)
  Contract maintenance charges..................         (951,413)       (1,079,734)       (14,760)        (13,272)
  Adjustments to net assets allocated to
   contracts in payout period...................         (236,505)        3,533,417             --              --
                                                  ---------------   ---------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (52,064,497)     (156,069,832)     1,499,027         460,503
                                                  ---------------   ---------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          223,504        (3,373,572)            --           5,801
                                                  ---------------   ---------------   ------------    ------------
Increase (Decrease) in Net Assets...............       78,148,798      (771,721,580)     3,685,039      (5,758,641)
Net Assets -- Beginning of Period...............      735,678,744     1,507,400,324     10,627,674      16,386,315
                                                  ---------------   ---------------   ------------    ------------
Net Assets -- End of Period.....................  $   813,827,542   $   735,678,744   $ 14,312,713    $ 10,627,674
                                                  ===============   ===============   ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            1,074             1,191             --              --
 Redeemed.......................................           (1,536)           (2,292)            --              --
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (Decrease)........................             (462)           (1,101)            --              --
                                                  ---------------   ---------------   ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................               96               139             84              57
 Redeemed.......................................             (310)             (497)           (62)            (52)
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (Decrease)........................             (214)             (358)            22               5
                                                  ---------------   ---------------   ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/LORD ABBETT                      EQ/MID CAP
                                                         LARGE CAP CORE                        INDEX
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (74,359)   $       1,586   $    (338,953)   $    (1,064,335)
 Net realized gain (loss) on investments........    (1,816,047)        (425,713)    (40,669,534)       (23,613,317)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,813,281       (2,745,634)    110,973,205       (161,627,766)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     3,922,875       (3,169,761)     69,964,718       (186,305,418)
                                                  ------------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     3,570,092        1,635,333      36,006,276         47,861,638
  Transfers between funds including
   guaranteed interest account, net.............     8,778,284        4,283,668      (9,039,437)       (11,999,398)
  Transfers for contract benefits and
   terminations.................................    (1,115,240)        (788,437)    (14,510,895)       (21,219,660)
  Contract maintenance charges..................       (10,743)          (6,477)       (316,583)          (309,206)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    11,222,393        5,124,087      12,139,361         14,333,374
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          (998)             999          17,496             22,499
                                                  ------------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets...............    15,144,270        1,955,325      82,121,575       (171,949,545)
Net Assets -- Beginning of Period...............     9,066,965        7,111,640     192,207,761        364,157,306
                                                  ------------    -------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 24,211,235    $   9,066,965   $ 274,329,336    $   192,207,761
                                                  ============    =============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --                 --
 Redeemed.......................................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           179               82             700                753
 Redeemed.......................................           (56)             (32)           (513)              (601)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................           123               50             187                152
                                                  ------------    -------------   -------------    ---------------

                                                             EQ/MID CAP
                                                       VALUE PLUS ( c )(d)(e)
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     145,995    $       435,390
 Net realized gain (loss) on investments........    (72,416,519)       (55,468,925)
 Change in unrealized appreciation
  (depreciation) of investments.................    148,390,156       (118,369,545)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     76,119,632       (173,403,080)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     32,240,140         37,717,701
  Transfers between funds including
   guaranteed interest account, net.............    114,492,846        (44,608,955)
  Transfers for contract benefits and
   terminations.................................    (22,360,432)       (33,265,557)
  Contract maintenance charges..................       (412,799)          (394,671)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    123,959,755        (40,551,482)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         30,000             21,000
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    200,109,387       (213,933,562)
Net Assets -- Beginning of Period...............    244,407,864        458,341,426
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 444,517,251    $   244,407,864
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................          1,454                371
 Redeemed.......................................           (561)              (671)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            893               (300)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/MONEY MARKET
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,893,787)   $   2,020,304
 Net realized gain (loss) on investments........        (81,776)        (105,815)
 Change in unrealized appreciation
  (depreciation) of investments.................        130,919          100,827
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     (1,844,644)       2,015,316
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     24,397,113       24,573,323
  Transfers between funds including
   guaranteed interest account, net.............    (35,149,702)      28,779,595
  Transfers for contract benefits and
   terminations.................................    (42,419,301)     (51,631,565)
  Contract maintenance charges..................       (202,077)        (146,495)
  Adjustments to net assets allocated to
   contracts in payout period...................         56,415          (85,946)
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (53,317,552)       1,488,912
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       (106,546)          95,514
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............    (55,268,742)       3,599,742
Net Assets -- Beginning of Period...............    195,663,091      192,063,349
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 140,394,349    $ 195,663,091
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            958            2,329
 Redeemed.......................................         (1,874)          (2,591)
                                                  -------------    -------------
 Net Increase (Decrease)........................           (916)            (262)
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            415              535
 Redeemed.......................................           (501)            (437)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (86)              98
                                                  -------------    -------------

                                                           EQ/MONTAG &                   EQ/MUTUAL LARGE
                                                         CALDWELL GROWTH                    CAP EQUITY
                                                 ------------------------------- --------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (211,189)   $   (212,465)   $   (279,098)   $      771,836
 Net realized gain (loss) on investments........    (2,553,089)     (2,187,194)     (4,674,128)       (2,664,102)
 Change in unrealized appreciation
  (depreciation) of investments.................     9,435,395      (6,482,375)     10,705,264       (12,846,304)
                                                  ------------    ------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     6,671,117      (8,882,034)      5,752,038       (14,738,570)
                                                  ------------    ------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,006,913       3,534,098       4,096,697         6,114,633
  Transfers between funds including
   guaranteed interest account, net.............     4,465,376      12,247,140      (1,506,298)       (2,037,978)
  Transfers for contract benefits and
   terminations.................................    (1,504,471)     (1,776,822)     (1,928,874)       (2,382,273)
  Contract maintenance charges..................       (21,796)        (11,477)        (42,596)          (32,373)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,946,022      13,992,939         618,929         1,662,009
                                                  ------------    ------------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --           1,101             8,189
                                                  ------------    ------------    ------------    --------------
Increase (Decrease) in Net Assets...............    13,617,139       5,110,905       6,372,068       (13,068,372)
Net Assets -- Beginning of Period...............    19,750,705      14,639,800      23,076,976        36,145,348
                                                  ------------    ------------    ------------    --------------
Net Assets -- End of Period.....................  $ 33,367,844    $ 19,750,705    $ 29,449,044    $   23,076,976
                                                  ============    ============    ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --              --                --
 Redeemed.......................................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
 Net Increase (Decrease)........................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           158             225             105               134
 Redeemed.......................................           (87)           (115)            (92)             (120)
                                                  ------------    ------------    ------------    --------------
 Net Increase (Decrease)........................            71             110              13                14
                                                  ------------    ------------    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/OPPENHEIMER
                                                             GLOBAL
                                                 -------------------------------
                                                       2009            2008
                                                 --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (88,575)   $     11,928
 Net realized gain (loss) on investments........    (2,156,868)     (1,225,486)
 Change in unrealized appreciation
  (depreciation) of investments.................     7,354,325      (5,554,854)
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     5,108,882      (6,768,412)
                                                  ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,062,593       3,472,311
  Transfers between funds including
   guaranteed interest account, net.............     3,113,608       2,249,822
  Transfers for contract benefits and
   terminations.................................      (865,014)     (1,202,951)
  Contract maintenance charges..................       (20,153)        (13,991)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,291,034       4,505,191
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,002           1,820
                                                  ------------    ------------
Increase (Decrease) in Net Assets...............    11,400,918      (2,261,401)
Net Assets -- Beginning of Period...............    10,889,194      13,150,595
                                                  ------------    ------------
Net Assets -- End of Period.....................  $ 22,290,112    $ 10,889,194
                                                  ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                  ------------    ------------
 Net Increase (Decrease)........................            --              --
                                                  ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           141              98
 Redeemed.......................................           (59)            (52)
                                                  ------------    ------------
 Net Increase (Decrease)........................            82              46
                                                  ------------    ------------

                                                           EQ/PIMCO ULTRA                       EQ/QUALITY
                                                          SHORT BOND (f)(g)                   BOND PLUS (k)
                                                 ----------------------------------- --------------------------------
                                                        2009              2008             2009             2008
                                                 ------------------ ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $    (97,510)    $   1,743,603    $   3,063,740    $   5,580,890
 Net realized gain (loss) on investments........      (4,972,669)        6,390,577       (3,894,674)      (2,216,272)
 Change in unrealized appreciation
  (depreciation) of investments.................       9,671,573       (15,964,235)       6,292,433      (14,353,793)
                                                    ------------     -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................       4,601,394        (7,830,055)       5,461,499      (10,989,175)
                                                    ------------     -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      22,968,380        21,724,530       10,118,024       11,477,523
  Transfers between funds including
   guaranteed interest account, net.............      29,709,823        45,788,530       32,898,494      (13,079,901)
  Transfers for contract benefits and
   terminations.................................      (9,750,798)       (7,996,391)     (14,372,410)     (19,732,261)
  Contract maintenance charges..................        (101,405)          (53,255)        (146,458)        (128,661)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                --           31,581           44,573
                                                    ------------     -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................      42,826,000        59,463,414       28,529,231      (21,418,727)
                                                    ------------     -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           4,499            11,378           16,459          (69,622)
                                                    ------------     -------------    -------------    -------------
Increase (Decrease) in Net Assets...............      47,431,893        51,644,737       34,007,189      (32,477,524)
Net Assets -- Beginning of Period...............     100,326,821        48,682,084      124,796,503      157,274,027
                                                    ------------     -------------    -------------    -------------
Net Assets -- End of Period.....................    $147,758,714     $ 100,326,821    $ 158,803,692    $ 124,796,503
                                                    ============     =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................               6                --              260              105
 Redeemed.......................................              (4)               --             (149)            (193)
                                                    ------------     -------------    -------------    -------------
 Net Increase (Decrease)........................               2                --              111              (88)
                                                    ------------     -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             774               962              140               33
 Redeemed.......................................            (404)             (435)             (69)             (79)
                                                    ------------     -------------    -------------    -------------
 Net Increase (Decrease)........................             370               527               71              (46)
                                                    ------------     -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/SMALL COMPANY
                                                             INDEX (j)
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     274,559    $    (588,820)
 Net realized gain (loss) on investments........    (21,088,359)       4,874,963
 Change in unrealized appreciation
  (depreciation) of investments.................     51,365,509      (62,108,789)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     30,551,709      (57,822,646)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     20,808,435       22,772,789
  Transfers between funds including
   guaranteed interest account, net.............      5,394,008       (8,420,076)
  Transfers for contract benefits and
   terminations.................................     (7,753,526)      (8,831,460)
  Contract maintenance charges..................       (167,130)        (161,290)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     18,281,787        5,359,963
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --          (27,998)
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............     48,833,496      (52,490,681)
Net Assets -- Beginning of Period...............    110,189,668      162,680,349
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 159,023,164    $ 110,189,668
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            414              285
 Redeemed.......................................           (230)            (234)
                                                  -------------    -------------
 Net Increase (Decrease)........................            184               51
                                                  -------------    -------------

                                                         EQ/T. ROWE PRICE                   EQ/TEMPLETON
                                                           GROWTH STOCK                    GLOBAL EQUITY
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (889,733)   $     (930,152)  $     76,000    $       99,037
 Net realized gain (loss) on investments........    (4,848,544)         (131,541)    (4,057,509)       (2,428,990)
 Change in unrealized appreciation
  (depreciation) of investments.................    30,073,682       (37,069,536)     9,908,524       (10,487,063)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................    24,335,405       (38,131,229)     5,927,015       (12,817,016)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........    12,985,343        10,946,289      4,722,644         5,051,837
  Transfers between funds including
   guaranteed interest account, net.............    11,732,775        (1,031,510)       506,006        (2,090,738)
  Transfers for contract benefits and
   terminations.................................    (4,498,889)       (5,325,640)    (1,591,054)       (1,566,660)
  Contract maintenance charges..................       (94,131)          (89,851)       (39,597)          (28,772)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    20,125,098         4,499,288      3,597,999         1,365,667
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            85             6,970             --             7,920
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............    44,460,588       (33,624,971)     9,525,014       (11,443,429)
Net Assets -- Beginning of Period...............    52,446,816        86,071,787     18,452,933        29,896,362
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 96,907,404    $   52,446,816   $ 27,977,947    $   18,452,933
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                --
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           422               217            140               121
 Redeemed.......................................          (167)             (163)           (86)             (106)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................           255                54             54                15
                                                  ------------    --------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/UBS GROWTH
                                                             AND INCOME
                                                 ----------------------------------
                                                       2009             2008
                                                 --------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (70,559)    $     (21,667)
 Net realized gain (loss) on investments........    (3,485,462)       (1,543,509)
 Change in unrealized appreciation
  (depreciation) of investments.................     8,247,785        (9,581,713)
                                                  ------------     -------------
 Net Increase (decrease) in net assets from
  operations....................................     4,691,764       (11,146,889)
                                                  ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,240,756         3,469,064
  Transfers between funds including
   guaranteed interest account, net.............      (318,043)       (2,963,933)
  Transfers for contract benefits and
   terminations.................................      (870,796)       (1,446,424)
  Contract maintenance charges..................       (16,975)          (17,163)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                  ------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,034,942          (958,456)
                                                  ------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         2,502             1,049
                                                  ------------     -------------
Increase (Decrease) in Net Assets...............     5,729,208       (12,104,296)
Net Assets -- Beginning of Period...............    15,016,414        27,120,710
                                                  ------------     -------------
Net Assets -- End of Period.....................  $ 20,745,622     $  15,016,414
                                                  ============     =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --
 Redeemed.......................................            --                --
                                                  ------------     -------------
 Net Increase (Decrease)........................            --                --
                                                  ------------     -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            81                78
 Redeemed.......................................           (69)              (87)
                                                  ------------     -------------
 Net Increase (Decrease)........................            12                (9)
                                                  ------------     -------------

                                                           EQ/VAN KAMPEN                    EQ/VAN KAMPEN
                                                             COMSTOCK                       MID CAP GROWTH
                                                 --------------------------------- --------------------------------
                                                       2009             2008             2009            2008
                                                 --------------- ----------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     31,498     $   120,789      $   (673,100)   $     (567,833)
 Net realized gain (loss) on investments........    (4,087,514)     (2,237,923)       (9,832,944)       (5,364,733)
 Change in unrealized appreciation
  (depreciation) of investments.................     8,047,463      (6,432,976)       32,631,370       (21,638,650)
                                                  ------------     -----------      ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     3,991,447      (8,550,110)       22,125,326       (27,571,216)
                                                  ------------     -----------      ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,480,897       3,446,282        12,720,890        10,165,703
  Transfers between funds including
   guaranteed interest account, net.............      (503,073)     (2,062,294)       21,101,585         6,483,358
  Transfers for contract benefits and
   terminations.................................    (1,108,468)     (1,471,672)       (3,114,451)       (2,962,897)
  Contract maintenance charges..................       (21,790)        (21,946)          (56,178)          (33,318)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................       847,566        (109,630)       30,651,846        13,652,846
                                                  ------------     -----------      ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         2,776           6,915              (174)            6,502
                                                  ------------     -----------      ------------    --------------
Increase (Decrease) in Net Assets...............     4,841,789      (8,652,825)       52,776,998       (13,911,868)
Net Assets -- Beginning of Period...............    14,152,818      22,805,643        32,051,020        45,962,888
                                                  ------------     -----------      ------------    --------------
Net Assets -- End of Period.....................  $ 18,994,607     $14,152,818      $ 84,828,018    $   32,051,020
                                                  ============     ===========      ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                --                --
 Redeemed.......................................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
 Net Increase (Decrease)........................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            88              92               473               281
 Redeemed.......................................           (75)            (94)             (195)             (183)
                                                  ------------     -----------      ------------    --------------
 Net Increase (Decrease)........................            13              (2)              278                98
                                                  ------------     -----------      ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                       AGGRESSIVE EQUITY (h)
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (2,857,970)   $    (3,736,259)
 Net realized gain (loss) on investments........    (31,688,872)       (20,690,817)
 Change in unrealized appreciation
  (depreciation) of investments.................    177,657,200       (366,004,140)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    143,110,358       (390,431,216)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     18,437,033         23,165,807
  Transfers between funds including
   guaranteed interest account, net.............     25,233,474        (35,161,040)
  Transfers for contract benefits and
   terminations.................................    (37,973,023)       (66,082,504)
  Contract maintenance charges..................       (639,419)          (661,914)
  Adjustments to net assets allocated to
   contracts in payout period...................       (176,126)         1,063,682
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      4,881,939        (77,675,969)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        346,960         (1,321,033)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    148,339,257       (469,428,218)
Net Assets -- Beginning of Period...............    413,712,536        883,140,754
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 562,051,793    $   413,712,536
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................          1,211                596
 Redeemed.......................................         (1,359)            (1,594)
                                                  -------------    ---------------
 Net Increase (Decrease)........................           (148)              (998)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            185                 19
 Redeemed.......................................            (39)               (45)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            146                (26)
                                                  -------------    ---------------

                                                          MULTIMANAGER                     MULTIMANAGER
                                                            CORE BOND                  INTERNATIONAL EQUITY
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  1,768,689    $  2,696,190    $      202,953   $      242,038
 Net realized gain (loss) on investments........       (25,331)      1,348,504       (14,665,823)      (1,361,053)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,241,851      (3,335,396)       31,165,901      (56,360,085)
                                                  ------------    ------------    --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................     4,985,209         709,298        16,703,031      (57,479,100)
                                                  ------------    ------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     8,873,186       6,490,427         7,159,602       11,103,928
  Transfers between funds including
   guaranteed interest account, net.............     9,345,287         113,612        (4,596,150)      (6,183,307)
  Transfers for contract benefits and
   terminations.................................    (7,887,303)     (7,613,690)       (5,041,720)      (8,325,761)
  Contract maintenance charges..................       (73,700)        (61,519)          (77,559)         (82,564)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    10,257,470      (1,071,170)       (2,555,827)      (3,487,704)
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          11,592             1,002          (24,003)
                                                  ------------    ------------    --------------   --------------
Increase (Decrease) in Net Assets...............    15,242,679        (350,280)       14,148,206      (60,990,807)
Net Assets -- Beginning of Period...............    71,749,186      72,099,466        60,756,575      121,747,382
                                                  ------------    ------------    --------------   --------------
Net Assets -- End of Period.....................  $ 86,991,865    $ 71,749,186    $   74,904,781   $   60,756,575
                                                  ============    ============    ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               2                --                2
 Redeemed.......................................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            --               2                --                2
                                                  ------------    ------------    --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           257             187               169              212
 Redeemed.......................................          (173)           (197)             (188)            (238)
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            84             (10)              (19)             (26)
                                                  ------------    ------------    --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                       LARGE CAP CORE EQUITY
                                                 ----------------------------------
                                                        2009             2008
                                                 ----------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    17,756      $     (136,216)
 Net realized gain (loss) on investments........    (1,670,626)           (481,982)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,106,848          (8,184,660)
                                                   -----------      --------------
 Net Increase (decrease) in net assets from
  operations....................................     3,453,978          (8,802,858)
                                                   -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     1,059,958           1,657,381
  Transfers between funds including
   guaranteed interest account, net.............      (401,734)         (1,441,425)
  Transfers for contract benefits and
   terminations.................................    (1,263,018)         (1,576,235)
  Contract maintenance charges..................       (15,353)            (15,866)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --
                                                   -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (620,147)         (1,376,145)
                                                   -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              96,736
                                                   -----------      --------------
Increase (Decrease) in Net Assets...............     2,833,831         (10,082,267)
Net Assets -- Beginning of Period...............    12,198,543          22,280,810
                                                   -----------      --------------
Net Assets -- End of Period.....................   $15,032,374      $   12,198,543
                                                   ===========      ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                  --
 Redeemed.......................................            --                  --
                                                   -----------      --------------
 Net Increase (Decrease)........................            --                  --
                                                   -----------      --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            31                  34
 Redeemed.......................................           (40)                (48)
                                                   -----------      --------------
 Net Increase (Decrease)........................            (9)                (14)
                                                   -----------      --------------

                                                            MULTIMANAGER                      MULTIMANAGER
                                                          LARGE CAP GROWTH                   LARGE CAP VALUE
                                                 ---------------------------------- ---------------------------------
                                                        2009             2008             2009             2008
                                                 ----------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $  (275,776)     $     (437,699)  $      295,512   $      110,243
 Net realized gain (loss) on investments........    (5,059,702)         (3,315,911)     (11,180,615)      (5,067,234)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,076,430         (15,952,502)      20,794,326      (25,359,359)
                                                   -----------      --------------   --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................     7,740,952         (19,706,112)       9,909,223      (30,316,350)
                                                   -----------      --------------   --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,872,116           3,816,955        5,665,350        8,471,601
  Transfers between funds including
   guaranteed interest account, net.............      (993,420)             31,877       (3,530,882)       2,006,290
  Transfers for contract benefits and
   terminations.................................    (2,409,841)         (2,706,097)      (4,250,320)      (6,228,160)
  Contract maintenance charges..................       (30,872)            (32,791)         (56,280)         (49,782)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --               --               --
                                                   -----------      --------------   --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (562,017)          1,109,944       (2,172,132)       4,199,949
                                                   -----------      --------------   --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          (1,116,590)              --       (1,560,464)
                                                   -----------      --------------   --------------   --------------
Increase (Decrease) in Net Assets...............     7,178,935         (19,712,758)       7,737,091      (27,676,865)
Net Assets -- Beginning of Period...............    22,692,321          42,405,079       47,933,654       75,610,519
                                                   -----------      --------------   --------------   --------------
Net Assets -- End of Period.....................   $29,871,256      $   22,692,321   $   55,670,745   $   47,933,654
                                                   ===========      ==============   ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                   4               --               --
 Redeemed.......................................            --                  --               --               --
                                                   -----------      --------------   --------------   --------------
 Net Increase (Decrease)........................            --                   4               --               --
                                                   -----------      --------------   --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           104                 134              135              210
 Redeemed.......................................          (112)               (126)            (151)            (184)
                                                   -----------      --------------   --------------   --------------
 Net Increase (Decrease)........................            (8)                  8              (16)              26
                                                   -----------      --------------   --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MULTIMANAGER                     MULTIMANAGER
                                                          MID CAP GROWTH                   MID CAP VALUE
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (677,654)   $     (889,679)  $    877,879    $     (478,338)
 Net realized gain (loss) on investments........    (7,898,488)       (4,727,009)    (7,157,528)       (6,185,419)
 Change in unrealized appreciation
  (depreciation) of investments.................    26,837,470       (32,293,955)    23,852,581       (18,143,462)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................    18,261,328       (37,910,643)    17,572,932       (24,807,219)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,292,698         7,275,667      4,311,813         5,327,381
  Transfers between funds including
   guaranteed interest account, net.............      (999,843)       (6,823,073)       701,266        (4,520,086)
  Transfers for contract benefits and
   terminations.................................    (4,153,693)       (5,369,316)    (4,195,560)       (5,179,487)
  Contract maintenance charges..................       (66,555)          (70,364)       (50,915)          (48,183)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................        72,607        (4,987,086)       766,604        (4,420,375)
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           (20,002)            --           (19,700)
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............    18,333,935       (42,917,731)    18,339,536       (29,247,294)
Net Assets -- Beginning of Period...............    46,116,330        89,034,061     41,918,854        71,166,148
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 64,450,265    $   46,116,330   $ 60,258,390    $   41,918,854
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                 2
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                 2
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           147               140            131               122
 Redeemed.......................................          (146)             (191)          (122)             (157)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................             1               (51)             9               (35)
                                                  ------------    --------------   ------------    --------------

                                                           MULTIMANAGER
                                                         MULTI-SECTOR BOND
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   3,832,757    $  12,115,604
 Net realized gain (loss) on investments........    (12,151,717)      (7,676,025)
 Change in unrealized appreciation
  (depreciation) of investments.................     17,477,411      (44,090,725)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................      9,158,451      (39,651,146)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,653,887       12,118,971
  Transfers between funds including
   guaranteed interest account, net.............     (5,179,465)     (21,323,165)
  Transfers for contract benefits and
   terminations.................................    (11,932,764)     (17,009,932)
  Contract maintenance charges..................       (147,198)        (148,052)
  Adjustments to net assets allocated to
   contracts in payout period...................            160          207,213
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (8,605,380)     (26,154,965)
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         29,841         (399,211)
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............        582,912      (66,205,322)
Net Assets -- Beginning of Period...............    115,432,094      181,637,416
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 116,015,006    $ 115,432,094
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             90               92
 Redeemed.......................................           (136)            (196)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (46)            (104)
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             52               35
 Redeemed.......................................            (73)            (121)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (21)             (86)
                                                  -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MULTIMANAGER                     MULTIMANAGER
                                                         SMALL CAP GROWTH                  SMALL CAP VALUE
                                                 -------------------------------- ---------------------------------
                                                       2009            2008             2009             2008
                                                 --------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (464,519)   $     (585,714)  $    (253,507)   $  (1,461,431)
 Net realized gain (loss) on investments........    (9,302,045)       (6,442,404)    (23,315,753)     (17,089,715)
 Change in unrealized appreciation
  (depreciation) of investments.................    20,585,009       (17,548,296)     47,397,830      (44,901,384)
                                                  ------------    --------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................    10,818,445       (24,576,414)     23,828,570      (63,452,530)
                                                  ------------    --------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,031,268         7,363,875      12,365,671       17,532,581
  Transfers between funds including
   guaranteed interest account, net.............    (1,919,174)       (7,364,300)     (7,549,850)     (20,248,391)
  Transfers for contract benefits and
   terminations.................................    (2,172,643)       (3,013,139)     (7,147,211)     (10,403,918)
  Contract maintenance charges..................       (53,522)          (54,819)       (153,150)        (173,558)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................       885,929        (3,068,383)     (2,484,540)     (13,293,286)
                                                  ------------    --------------   -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       175,001           225,000              --               --
                                                  ------------    --------------   -------------    -------------
Increase (Decrease) in Net Assets...............    11,879,375       (27,419,797)     21,344,030      (76,745,816)
Net Assets -- Beginning of Period...............    32,222,420        59,642,217      97,824,870      174,570,686
                                                  ------------    --------------   -------------    -------------
Net Assets -- End of Period.....................  $ 44,101,795    $   32,222,420   $ 119,168,900    $  97,824,870
                                                  ============    ==============   =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --              --               --
 Redeemed.......................................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
 Net Increase (Decrease)........................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           139               139             181              158
 Redeemed.......................................          (126)             (162)           (200)            (242)
                                                  ------------    --------------   -------------    -------------
 Net Increase (Decrease)........................            13               (23)            (19)             (84)
                                                  ------------    --------------   -------------    -------------

                                                           MULTIMANAGER
                                                            TECHNOLOGY
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $ (1,106,589)   $  (1,302,169)
 Net realized gain (loss) on investments........     (7,655,403)        (991,154)
 Change in unrealized appreciation
  (depreciation) of investments.................     47,160,006      (58,526,063)
                                                   ------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     38,398,014      (60,819,386)
                                                   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,377,531       10,213,289
  Transfers between funds including
   guaranteed interest account, net.............      9,930,444       (5,483,936)
  Transfers for contract benefits and
   terminations.................................     (6,965,312)      (8,848,939)
  Contract maintenance charges..................       (108,956)        (103,683)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                   ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     11,233,707       (4,223,269)
                                                   ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --         (113,499)
                                                   ------------    -------------
Increase (Decrease) in Net Assets...............     49,631,721      (65,156,154)
Net Assets -- Beginning of Period...............     64,726,599      129,882,753
                                                   ------------    -------------
Net Assets -- End of Period.....................   $114,358,320    $  64,726,599
                                                   ============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                2
 Redeemed.......................................             --               --
                                                   ------------    -------------
 Net Increase (Decrease)........................             --                2
                                                   ------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            498              392
 Redeemed.......................................           (365)            (438)
                                                   ------------    -------------
 Net Increase (Decrease)........................            133              (46)
                                                   ------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     TARGET 2015 ALLOCATION
                                                 -------------------------------
                                                       2009            2008
                                                 --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    407,394    $    239,502
 Net realized gain (loss) on investments........    (1,667,357)       (908,634)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,479,083      (3,370,653)
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,219,120      (4,039,785)
                                                  ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,955,744       4,156,745
  Transfers between funds including
   guaranteed interest account, net.............     1,707,506       2,861,462
  Transfers for contract benefits and
   terminations.................................    (1,085,372)       (676,636)
  Contract maintenance charges..................       (12,940)         (7,039)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,564,938       6,334,532
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --
                                                  ------------    ------------
Increase (Decrease) in Net Assets...............     5,784,058       2,294,747
Net Assets -- Beginning of Period...............    10,141,774       7,847,027
                                                  ------------    ------------
Net Assets -- End of Period.....................  $ 15,925,832    $ 10,141,774
                                                  ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                  ------------    ------------
 Net Increase (Decrease)........................            --              --
                                                  ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            89             106
 Redeemed.......................................           (46)            (45)
                                                  ------------    ------------
 Net Increase (Decrease)........................            43              61
                                                  ------------    ------------

                                                     TARGET 2025 ALLOCATION          TARGET 2035 ALLOCATION
                                                 ------------------------------- -------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    502,501    $    225,982     $   365,842    $     137,400
 Net realized gain (loss) on investments........    (1,444,446)       (423,203)       (907,256)        (119,430)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,003,872      (4,418,097)      3,133,847       (3,230,970)
                                                  ------------    ------------     -----------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     3,061,927      (4,615,318)      2,592,433       (3,213,000)
                                                  ------------    ------------     -----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,270,879       4,480,942       5,366,641        4,726,204
  Transfers between funds including
   guaranteed interest account, net.............     1,684,898       2,132,379         428,501        1,015,628
  Transfers for contract benefits and
   terminations.................................      (647,665)       (516,259)       (457,657)        (252,062)
  Contract maintenance charges..................       (27,142)        (15,152)        (41,283)         (23,181)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,280,970       6,081,910       5,296,202        5,466,589
                                                  ------------    ------------     -----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           701             569              --            4,998
                                                  ------------    ------------     -----------    -------------
Increase (Decrease) in Net Assets...............     9,343,598       1,467,161       7,888,635        2,258,587
Net Assets -- Beginning of Period...............    10,694,287       9,227,126       6,994,816        4,736,229
                                                  ------------    ------------     -----------    -------------
Net Assets -- End of Period.....................  $ 20,037,885    $ 10,694,287     $14,883,451    $   6,994,816
                                                  ============    ============     ===========    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --              --               --
 Redeemed.......................................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
 Net Increase (Decrease)........................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           109              92              91               69
 Redeemed.......................................           (30)            (29)            (19)             (12)
                                                  ------------    ------------     -----------    -------------
 Net Increase (Decrease)........................            79              63              72               57
                                                  ------------    ------------     -----------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        TARGET 2045 ALLOCATION
                                                   ---------------------------------
                                                         2009              2008
                                                   ---------------   ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................     $   245,229      $     75,780
 Net realized gain (loss) on investments........        (919,291)         (246,276)
 Change in unrealized appreciation
  (depreciation) of investments.................       2,602,775        (2,231,300)
                                                     -----------      ------------
 Net Increase (decrease) in net assets from
  operations....................................       1,928,713        (2,401,796)
                                                     -----------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       3,448,464         3,292,200
  Transfers between funds including
   guaranteed interest account, net.............         262,090           654,126
  Transfers for contract benefits and
   terminations.................................        (254,300)         (238,227)
  Contract maintenance charges..................         (35,251)          (18,498)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                --
                                                     -----------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................       3,421,003         3,689,601
                                                     -----------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           1,002                --
                                                     -----------      ------------
Increase (Decrease) in Net Assets...............       5,350,718         1,287,805
Net Assets -- Beginning of Period...............       4,692,005         3,404,200
                                                     -----------      ------------
Net Assets -- End of Period.....................     $10,042,723      $  4,692,005
                                                     ===========      ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              --                --
 Redeemed.......................................              --                --
                                                     -----------      ------------
 Net Increase (Decrease)........................              --                --
                                                     -----------      ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              66                51
 Redeemed.......................................             (18)              (11)
                                                     -----------      ------------
 Net Increase (Decrease)........................              48                40
                                                     -----------      ------------

-------
(a)  Units were made available for sale on July 10, 2009.
(b)  Units were made available for sale on September 30, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(h) Multimanager Aggressive Equity replaced for Multimanager Health Care due to a fund merger on September 18,2009.
(i) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(j) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(l) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(m)  Units were made available for sale on September 18, 2009.

The accompanying notes are an integral part of these financial statements.



                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2009

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT"), and AXA Premier VIP Trust ("VIP"), ("The Trusts"). The Trusts are open-ended diversified investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

   AXA Premier VIP Trust*
   ----------------------
   o AXA Aggressive Allocation
   o AXA Balanced Strategy
   o AXA Conservative Allocation
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Conservative-Plus Allocation
   o AXA Growth Strategy
   o AXA Moderate Allocation
   o AXA Moderate Growth Strategy
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(1)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2015 Allocation
   o Target 2025 Allocation
   o Target 2035 Allocation
   o Target 2045 Allocation

   EQ Advisors Trust*
   ------------------
   o All Asset Allocation
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Frankin Core Balanced(6)
   o EQ/Franklin Templeton Allocation(7)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(8)
   o EQ/Global Multi-Sector Equity(9)
   o EQ/Intermediate Government Bond Index(10)
   o EQ/International Core PLUS
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(11)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(12)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(13)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

1. Organization (Concluded)

----------
   (1)  Formerly known as Multimanager High Yield
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/18/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Income was former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (7) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (8)  Formerly known as EQ/Evergreen International Bond
   (9)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (10) Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (11) Fund was renamed twice this year. EQ/Mutual Shares was former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (12) Formerly known as EQ/PIMCO Real Return
   (13) Fund was renamed twice this year. EQ/Templeton Growth was former name, until 05/01/09 name changed to EQ/AXA Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.

        * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of the Trust.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses and financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

   Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the variable investment options of the Variable Account enter into contracts that may include agreements to indemnify another party under given circumstances. The variable investment options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the variable investment options of the Variable Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represents amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under EQUI-VEST Series 100 through 801, EQUI-VEST Vantage Series 900, EQUI-VEST Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST At Retirement, Crossings(SM) (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under:

   o EQUI-VEST Series 100 through 801
   o EQUI-VEST Vantage Series 900
   o EQUI-VEST Strategies Series 900 and 901
   o Momentum
   o Momentum Plus
   o Crossings(SM)

   Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under:

   o EQUI-VEST Series 100 through 801
   o EQUI-VEST Strategies Series 900 and 901
   o EQUIPLAN
   o Old Contracts

   Included in contract maintenance charges are administrative charges, if applicable, that are deducted quarterly under Momentum and Momentum Plus.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009 the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments
   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases        Sales
                                                 -------------- --------------
All ASSET ALLOCATION..........................    $  2,072,263   $     11,804
AXA AGGRESSIVE ALLOCATION.....................     134,917,666     40,037,288
AXA BALANCED STRATEGY.........................       6,104,184        127,728
AXA CONSERVATIVE ALLOCATION...................      42,465,015     22,388,603
AXA CONSERVATIVE GROWTH STRATEGY..............       1,287,648        175,410
AXA CONSERVATIVE STRATEGY.....................         441,504        167,582
AXA CONSERVATIVE-PLUS ALLOCATION..............      55,296,275     21,794,348
AXA GROWTH STRATEGY...........................       1,854,643        401,549
AXA MODERATE ALLOCATION.......................     255,140,400    142,676,555
AXA MODERATE-PLUS ALLOCATION..................     258,354,229     93,609,861
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............      83,878,841    101,164,647
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........      50,745,313     60,288,915
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........       7,940,511      6,276,561
EQ/BLACKROCK BASIC VALUE EQUITY...............      74,920,400     47,583,382
EQ/BLACKROCK INTERNATIONAL VALUE..............      52,210,280     44,050,175
EQ/BOSTON ADVISORS EQUITY INCOME..............      16,677,241     13,704,941
EQ/CALVERT SOCIALLY RESPONSIBLE...............       3,887,949      2,223,483
EQ/CAPITAL GUARDIAN GROWTH....................       4,170,942      3,223,743
EQ/CAPITAL GUARDIAN RESEARCH..................      15,999,761     26,877,857
EQ/COMMON STOCK INDEX.........................     195,827,221    329,688,658
EQ/CORE BOND INDEX............................      50,770,164     29,720,577
EQ/DAVIS NEW YORK VENTURE.....................      11,084,569      4,884,029
EQ/EQUITY 500 INDEX...........................     149,745,067    152,941,246
EQ/EQUITY GROWTH PLUS.........................      68,597,242     61,593,248

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

4. Purchases and Sales of Investments (Concluded)


                                                   Purchases        Sales
                                                -------------- --------------
EQ/EVERGREEN OMEGA...........................    $ 22,625,192   $  8,179,032
EQ/FRANKLIN CORE BALANCED....................      21,699,864     18,290,181
EQ/FRANKLIN TEMPLETON ALLOCATION.............      12,725,988      8,166,341
EQ/GAMCO MERGERS AND ACQUISITIONS............       4,663,363      4,186,512
EQ/GAMCO SMALL COMPANY VALUE.................      73,096,288     32,776,112
EQ/GLOBAL BOND PLUS..........................      25,051,633     22,041,937
EQ/GLOBAL MULTI-SECTOR EQUITY................     131,030,121     97,324,961
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........      19,894,597     33,114,367
EQ/INTERNATIONAL CORE PLUS...................      42,148,969     19,806,105
EQ/INTERNATIONAL GROWTH......................      20,741,396     11,596,518
EQ/JPMORGAN VALUE OPPORTUNITIES..............       8,166,772      8,452,105
EQ/LARGE CAP CORE PLUS.......................       4,321,496      3,056,959
EQ/LARGE CAP GROWTH INDEX....................      21,705,995     19,516,176
EQ/LARGE CAP GROWTH PLUS.....................      24,799,157     34,879,128
EQ/LARGE CAP VALUE INDEX.....................       7,195,858      3,239,396
EQ/LARGE CAP VALUE PLUS......................     104,091,086    147,816,917
EQ/LORD ABBETT GROWTH AND INCOME.............       6,345,064      4,908,166
EQ/LORD ABBETT LARGE CAP CORE................      16,463,543      5,315,507
EQ/MID CAP INDEX.............................      52,860,491     41,039,087
EQ/MID CAP VALUE PLUS........................     189,441,653     65,333,295
EQ/MONEY MARKET..............................      77,582,399    132,830,607
EQ/MONTAG & CALDWELL GROWTH..................      15,433,210      8,698,377
EQ/MUTUAL LARGE CAP EQUITY...................       6,955,351      6,614,419
EQ/OPPENHEIMER GLOBAL........................      11,107,303      4,902,842
EQ/PIMCO ULTRA SHORT BOND....................      88,147,846     45,117,757
EQ/QUALITY BOND PLUS.........................      67,293,565     35,728,231
EQ/SMALL COMPANY INDEX.......................      44,065,675     25,509,438
EQ/T. ROWE PRICE GROWTH STOCK................      32,659,317     13,423,955
EQ/TEMPLETON GLOBAL EQUITY...................       9,852,949      6,178,939
EQ/UBS GROWTH AND INCOME.....................       6,781,265      5,813,380
EQ/VAN KAMPEN COMSTOCK.......................       6,625,538      5,740,973
EQ/VAN KAMPEN MID CAP GROWTH.................      51,058,410     21,079,665
MULTIMANAGER AGGRESSIVE EQUITY...............      59,602,865     57,378,195
MULTIMANAGER CORE BOND.......................      35,185,366     22,966,594
MULTIMANAGER INTERNATIONAL EQUITY............      18,147,012     20,498,884
MULTIMANAGER LARGE CAP CORE EQUITY...........       2,788,245      3,390,636
MULTIMANAGER LARGE CAP GROWTH................       6,613,427      7,451,219
MULTIMANAGER LARGE CAP VALUE.................      12,844,304     14,720,924
MULTIMANAGER MID CAP GROWTH..................      11,031,422     11,636,627
MULTIMANAGER MID CAP VALUE...................      14,327,570     12,683,088
MULTIMANAGER MULTI-SECTOR BOND...............      22,791,212     27,563,973
MULTIMANAGER SMALL CAP GROWTH................      11,060,416     10,639,005
MULTIMANAGER SMALL CAP VALUE.................      21,619,830     24,357,877
MULTIMANAGER TECHNOLOGY......................      41,061,257     30,934,139
TARGET 2015 ALLOCATION.......................       7,896,580      3,898,680
TARGET 2025 ALLOCATION.......................       9,272,590      2,448,531
TARGET 2035 ALLOCATION.......................       7,264,652      1,559,742
TARGET 2045 ALLOCATION.......................       5,087,001      1,380,069


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.07% to a high of 1.19% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") an affiliate of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under Contract with Distributors.

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


-----------------------------------------------------------------------------------------------------
                           Removed Portfolio                      Surviving Portfolio
-----------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/Ariel Appreciation II               EQ/Mid Cap Value PLUS
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate
-----------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B              407,995
Value -- Class B           $      9.40
Net Assets Before Merger   $ 3,833,978
Net Assets After Merger    $        --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            3,267,908
Value -- Class B           $      7.93
Net Assets Before Merger   $25,901,370
Net Assets After Merger    $        --
                           EQ/Van Kampen Real Estate
Shares -- Class B           17,692,343                               55,280,633
Value -- Class B           $      5.48                            $        7.74
Net Assets Before Merger   $96,899,897                            $ 301,159,559
Net Assets After Merger    $        --                            $ 427,794,804
-----------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/AXA Rosenberg Value Long/Short      EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
-----------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B              750,697
Value -- Class B           $      8.60
Net Assets Before Merger   $ 6,455,994
Net Assets After Merger    $        --
                           EQ/Short Duration Bond
Shares -- Class B            1,829,135                               13,871,491
Value -- Class B           $      9.13                            $        9.95
Net Assets Before Merger   $16,692,783                            $ 114,836,052
Net Assets After Merger    $        --                            $ 137,984,829
-----------------------------------------------------------------------------------------------------
 September 18, 2009        Multimanager Health Care               Multimanager Aggressive Equity
-----------------------------------------------------------------------------------------------------
Shares -- Class A            3,623,540                               20,044,984
Value -- Class A           $      9.21                            $       22.08
Shares -- Class B            1,056,833                                  791,741
Value -- Class B           $      9.02                            $       21.67
Net Assets Before Merger   $42,913,977                            $ 416,872,983
Net Assets After Merger    $        --                            $ 459,786,960
-----------------------------------------------------------------------------------------------------

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations (Concluded)


-----------------------------------------------------------------------------------------------------
                           Removed Portfolio                         Surviving Portfolio
-----------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Opportunity    EQ/Common Stock Index
-----------------------------------------------------------------------------------------------------
Shares -- Class A              296,297                                   113,639,158
Value -- Class A            $     8.39                               $         13.64
Shares -- Class B              117,637                                     7,040,158
Value -- Class B            $     8.39                               $         13.55
Net Assets Before Merger    $3,474,284                               $ 1,642,374,045
Net Assets After Merger     $       --                               $ 1,645,848,329
-----------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Small Cap      EQ/Small Company Index
                           Index
-----------------------------------------------------------------------------------------------------
Shares -- Class B            1,365,972                                    18,623,256
Value -- Class B           $      8.91                               $          8.40
Net Assets Before Merger   $12,171,930                               $   144,324,956
Net Assets After Merger    $        --                               $   156,496,886
-----------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Caywood Scholl High Yield Bond         EQ/Quality Bond PLUS
-----------------------------------------------------------------------------------------------------
Shares -- Class B            3,562,969                                     4,043,305
Value -- Class B           $      3.99                               $          9.19
Net Assets Before Merger   $14,233,273                               $    22,913,194
Net Assets After Merger    $        --                               $    37,146,467
-----------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Long Term Bond                         EQ/Core Bond Index
-----------------------------------------------------------------------------------------------------
Shares -- Class B            2,092,784                                    13,220,218
Value -- Class B           $     12.74                               $          9.62
Net Assets Before Merger   $26,671,839                               $   100,534,743
Net Assets After Merger    $        --                               $   127,206,582

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:


                                           Mortality and                     Financial
                                           Expense Risks   Other Expenses   Accounting     Total
                                          --------------- ---------------- ------------ ----------
Old Contracts                             0.58%           0.16%              --           0.74%
-------------
EQUIPLAN Contracts                        0.58%           0.16%              --           0.74%
------------------
EQUI-VEST Series 100/Momentum Contracts
---------------------------------------
EQ/Money Market
EQ/Common Stock Index..................   0.56%           0.60%            0.24%          1.40%
All Other Funds........................   0.50%           0.60%            0.24%          1.34%
EQUI-VEST Series 200
--------------------
EQ/Money Market
EQ/Common Stock Index..................   1.15%           0.25%              --           1.40%
All Other Funds........................   1.09%           0.25%              --           1.34%
EQUI-VEST Series 201
--------------------
All Funds..............................   0.95%           0.25%              --           1.20%
EQUI-VEST Series 300 and 400 Contracts
--------------------------------------
EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation................   1.10%           0.25%              --           1.35%
All Other Funds........................   1.10%           0.24%              --           1.34%
Momentum Plus Contracts                   1.10%           0.25%              --           1.35%
-----------------------
EQUI-VEST Series 500 Contracts            1.20%           0.25%              --           1.45%
------------------------------

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

7. Contractowner Charges (Continued)


                                              Mortality and                     Financial
                                              Expense Risks   Other Expenses   Accounting   Total
                                             --------------- ---------------- ------------ ------
EQUI-VEST at Retirement and At Retirement      --              --             --             --
-------------------------------------------
1.30% All Funds...........................   0.80%           0.50%            --           1.30%
1.25% All Funds...........................   0.75%           0.50%            --           1.25%
EQUI-VEST Series 600 and 800 Contracts       0.95%           0.25%            --           1.20%
-------------------------------------------
EQUI-VEST Vantage Contracts
-------------------------------------------
0.90 All Funds............................   0.90%             --             --           0.90%
0.70 All Funds............................   0.70%             --             --           0.70%
0.50 All Funds............................   0.50%             --             --           0.50%
EQUI-VEST Strategies Contracts Series 900
-------------------------------------------
1.20% All Funds...........................   1.20%             --             --           1.20%
0.90% All Funds...........................   0.90%             --             --           0.90%
0.70% All Funds...........................   0.70%             --             --           0.70%
0.50% All Funds...........................   0.50%             --             --           0.50%
0.25% All Funds...........................   0.25%             --             --           0.25%
EQUI-VEST Strategies Contracts Series 901
-------------------------------------------
0.00% All Funds...........................    .00%             --             --           0.00%
0.25% All Funds...........................   0.25%             --             --           0.25%
0.50% All Funds...........................   0.50%             --             --           0.50%
0.70% All Funds...........................   0.70%             --             --           0.70%
0.80% All Funds...........................   0.80%             --             --           0.80%
0.90% All Funds...........................   0.90%             --             --           0.90%
1.00% All Funds...........................   1.00%             --             --           1.00%
1.10% All Funds...........................   1.10%             --             --           1.10%
EQUI-VEST Express Series 700 Contracts       0.70%           0.25%            --           0.95%
-------------------------------------------
EQUI-VEST Express Series 701 Contracts
-------------------------------------------
1.10% All Funds...........................   0.85%           0.25%            --           1.10%
EQUI-VEST Express Series 801 Contracts
-------------------------------------------
1.25% All Funds...........................   1.00%           0.25%            --           1.25%
Crossings(SM)
-------------------------------------------
1.10% Single life contracts...............   0.60%           0.50%            --           1.10%
1.25% Joint life contracts................   0.60%           0.65%            --           1.25%

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200, Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Funds from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   For EQUI-VEST(R) Series 200, EQUI-VEST Series 201, EQUI-VEST Vantage, EQUI-VEST Strategies Contracts for participants of the Teachers Retirement System of the State of Texas the total Separate Account A annual expenses and total annual expenses of the Trust's fees, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market Options in Equivest Series 200 which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the Multimanager Technology EQ portfolios. Fees for advisory services in excess of the cap are refunded to the Funds from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

7. Contractowner Charges (Concluded)

   deducted from the Contractowners account value.

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.


                                                When charge
                 Charges                        is deducted
--------------------------------------   ------------------------
Charge for Trust expenses                Daily

Annual Administrative charge             Annual

Annual Policy fee                        Annual

Withdrawal Charge                        At time of transaction

Plan Loan charges                        At time of transaction

Annuity Payout option                    At time of transaction

Charge for third-party transfer or
exchange                                 At time of transaction

                                         Participation date
Enhanced death benefit charge            anniversary

Guaranteed Mininum Income Benefit

Guaranteed Withdrawal Benefit for Life

                 Charges                                      Amount deducted                           How deducted
---------------------------------------- --------------------------------------------------------- ----------------------
Charge for Trust expenses                Vary by Portfolio                                         Unit value

                                         $30 or during the first two contract years 2% of the
                                         account value (plus any prior withdrawal during the       Unit liquidation from
Annual Administrative charge             Contract Year) if less.                                   account value

                                         Low - Depending on account value, $50 if your
                                         account value on the last of the year is less than        Unit liquidation from
Annual Policy fee                        $100,000.                                                 account value

                                         High - Depending on account value, in Years 1 to
                                         2 lesser of $30 or 2% of account value, thereafter        Unit liquidation from
                                         $30.                                                      account value

                                         Low - 6% of withdrawals or contributions made in
                                         the current and prior five participation years,           Unit liquidation from
Withdrawal Charge                        whichever is less.                                        account value

                                         High - 6% of the amount withdrawn, generally
                                         declining for the first through the 12th contract
                                         year.

                                         Exceptions and limitations may eliminate or reduce
                                         the withdrawal charge.
                                                                                                   Unit liquidation from
Plan Loan charges                        $25 set-up fee and $6 quarterly recordkeeping fee         account value

                                                                                                   Unit liquidation from
Annuity Payout option                    $350 annuity administration fee                           account value

Charge for third-party transfer or                                                                 Unit liquidation from
exchange                                 $25                                                       account value

                                                                                                   Unit liquidation from
Enhanced death benefit charge            Low- 0.15% of account value                               account value
                                         High - 0.60% of account value
                                                                                                   Unit liquidation from
Guaranteed Mininum Income Benefit        0.65%                                                     account value

                                         Low- 0.60% for single life option;                        Unit liquidation from
Guaranteed Withdrawal Benefit for Life        0.75% for joint life option                          account value

                                         High- 0.75% for single life;
                                               0.90% for joint life


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
All Asset Allocation
--------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (w)      $ 104.73
         Highest contract charge 1.45% Class B (w)     $ 104.43
         All contract charges
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 124.22
         Highest contract charge 1.45% Class B         $ 116.99
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  98.08
         Highest contract charge 1.45% Class B         $  93.26
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 162.11
         Highest contract charge 1.45% Class B         $ 155.64
         All contract charges
  2006   Lowest contract charge 0.50% Class B          $ 153.46
         Highest contract charge 1.45% Class B         $ 148.76
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 130.82
         Highest contract charge 1.45% Class B         $ 128.03
         All contract charges                                --
AXA Balanced Strategy
---------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 102.65
         Highest contract charge 1.25% Class A (x)     $ 102.60
         All contract charges
AXA Balanced Strategy
---------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 110.45
         Highest contract charge 1.30% Class B (v)     $ 110.42
         All contract charges
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 118.67
         Highest contract charge 1.45% Class B         $ 111.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.60
         Highest contract charge 1.45% Class B         $ 103.26
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 122.65
         Highest contract charge 1.45% Class B         $ 117.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 116.51
         Highest contract charge 1.45% Class B         $ 112.94
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 110.08
         Highest contract charge 1.45% Class B         $ 107.73
         All contract charges                                --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 109.25
         Highest contract charge 1.30% Class B (v)     $ 109.22
         All contract charges                                --

                                                  Years Ended December 31,
                              ----------------------------------------------------------------
                                      Units         Net Assets     Investment        Total
                               Outstanding (000s)     (000s)     Income Ratio**    Return***
                              -------------------- ------------ ---------------- -------------
All Asset Allocation
--------------------
  2009                                   --                --            --         2.75%
                                         --                --            --         2.47%
                                         20          $  2,043          4.20%
AXA Aggressive Allocation
-------------------------
  2009                                   --                --            --        26.65%
                                         --                --            --        25.44%
                                      2,255          $264,074          1.16%
  2008                                   --                --            --       (39.50)%
                                         --                --            --       (40.08)%
                                      1,573          $146,691          1.79%
  2007                                   --                --            --         5.64%
                                         --                --            --         4.62%
                                      1,034          $161,376          2.96%          --
  2006                                   --                --            --        17.31%
                                         --                --            --        16.19%
                                        517          $ 77,399          3.46%          --
  2005                                   --                --            --         7.52%
                                         --                --            --         6.50%
                                        178          $ 22,965          4.92%          --
AXA Balanced Strategy
---------------------
  2009                                   --                --            --         1.93%
                                         --                --            --         1.89%
                                          4          $    394          2.34%
AXA Balanced Strategy
---------------------
  2009                                   --                --            --        12.64%
                                         --                --            --        12.60%
                                         51          $  5,642          2.34%
AXA Conservative Allocation
---------------------------
  2009                                   --                --            --         9.27%
                                         --                --            --         8.24%
                                        701          $ 78,154          2.54%
  2008                                   --                --            --       (11.46)%
                                         --                --            --       (12.31)%
                                        539          $ 55,833          4.85%
  2007                                   --                --            --         5.27%
                                         --                --            --         4.26%
                                        378          $ 44,771          5.06%          --
  2006                                   --                --            --         5.84%
                                         --                --            --         4.83%
                                        167          $ 18,932          4.29%          --
  2005                                   --                --            --         1.93%
                                         --                --            --         0.96%
                                        112          $ 12,046          3.73%          --
AXA Conservative Growth Strategy
--------------------------------
  2009                                   --                --            --        10.60%
                                         --                --            --        10.58%
                                         10          $  1,140          1.96%          --

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
AXA Conservative Strategy
-------------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 105.46
         Highest contract charge 1.30% Class B (v)     $ 105.43
         All contract charges                                --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 119.17
         Highest contract charge 1.45% Class B         $ 112.23
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.67
         Highest contract charge 1.45% Class B         $  99.53
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 130.56
         Highest contract charge 1.45% Class B         $ 125.34
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 124.39
         Highest contract charge 1.45% Class B         $ 120.58
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 114.94
         Highest contract charge 1.45% Class B         $ 112.49
         All contract charges                                --
AXA Growth Strategy
-------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 103.79
         Highest contract charge 1.25% Class A (x)     $ 103.74
         All contract charges                                --
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A          $  96.11
         Highest contract charge 1.45% Class A         $ 124.54
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  82.34
         Highest contract charge 1.45% Class A         $ 107.73
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 109.30
         Highest contract charge 1.45% Class A         $ 144.38
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 103.11
         Highest contract charge 1.45% Class A         $ 137.52
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 183.99
         Highest contract charge 1.45% Class A         $ 126.17
         All contract charges                                --
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 111.49
         Highest contract charge 1.30% Class B         $  92.97
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  95.76
         Highest contract charge 1.30% Class B (e)     $  80.49
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 127.43
         Highest contract charge 1.30% Class B (e)     $ 107.96
         All contract charges

                                                  Years Ended December 31,
                              -----------------------------------------------------------------
                                      Units         Net Assets     Investment         Total
                               Outstanding (000s)     (000s)     Income Ratio**     Return***
                              -------------------- ------------ ---------------- --------------
AXA Conservative Strategy
-------------------------
  2009                                   --                 --           --         5.67%
                                         --                 --           --         5.64%
                                          3         $      275         2.59%          --
AXA Conservative-Plus Allocation
--------------------------------
  2009                                   --                 --           --        13.85%
                                         --                 --           --        12.76%
                                      1,056         $  118,182         2.15%
  2008                                   --                 --           --       (19.83)%
                                         --                 --           --       (20.59)%
                                        800         $   79,752         3.64%
  2007                                   --                 --           --         4.96%
                                         --                 --           --         3.95%
                                        634         $   80,092         4.08%          --
  2006                                   --                 --           --         8.22%
                                         --                 --           --         7.18%
                                        342         $   41,475         4.04%          --
  2005                                   --                 --           --         2.73%
                                         --                 --           --         1.75%
                                        180         $   20,363         4.60%          --
AXA Growth Strategy
-------------------
  2009                                   --                 --           --         2.87%
                                         --                 --           --         2.84%
                                         14         $    1,474         1.76%          --
AXA Moderate Allocation
-----------------------
  2009                                   --                 --           --        16.72 %
                                         --                 --           --        15.60 %
                                     18,864         $1,310,255         1.65%
  2008                                   --                 --           --       (24.67)%
                                         --                 --           --       (25.38)%
                                     19,014         $1,142,587         3.70%
  2007                                   --                 --           --         6.00 %
                                         --                 --           --         4.99 %
                                     19,631         $1,586,678         3.35%          --
  2006                                   --                 --           --         3.11 %
                                         --                 --           --         9.00 %
                                     20,240         $1,557,101         2.84%          --
  2005                                   --                 --           --         4.11 %
                                         --                 --           --         3.53 %
                                     21,774         $1,543,159         2.54%          --
AXA Moderate Allocation
-----------------------
  2009                                   --                 --           --        16.43%
                                         --                 --           --        15.51%
                                      1,585         $  183,180         1.65%
  2008                                   --                 --           --       (24.85)%
                                         --                 --           --       (25.44)%
                                      1,338         $  136,760         3.70%
  2007                                   --                 --           --         5.73%
                                         --                 --           --         4.90%
                                      1,218         $  170,510         3.35%

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
AXA Moderate Allocation (Continued)
-----------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 120.52
         Highest contract charge 1.30% Class B (e)     $ 102.92
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 109.79
         Highest contract charge 1.20% Class B         $ 126.19
         All contract charges                                --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 126.77
         Highest contract charge 1.45% Class B         $ 119.39
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.47
         Highest contract charge 1.45% Class B         $  99.34
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 153.90
         Highest contract charge 1.45% Class B         $ 147.76
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 145.39
         Highest contract charge 1.45% Class B         $ 140.94
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.61
         Highest contract charge 1.45% Class B         $ 124.89
         All contract charges                                --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  73.60
         Highest contract charge 1.45% Class A         $  94.48
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  58.05
         Highest contract charge 1.45% Class A         $  75.25
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 118.10
         Highest contract charge 1.45% Class A         $ 154.56
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 105.97
         Highest contract charge 1.45% Class A         $ 140.03
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 147.18
         Highest contract charge 1.45% Class A         $ 114.75
         All contract charges                                --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $  96.76
         Highest contract charge 1.30% Class B (e)     $  71.20
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  76.51
         Highest contract charge 1.30% Class B (e)     $  56.75
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 156.05
         Highest contract charge 1.30% Class B (e)     $ 116.66
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 140.38
         Highest contract charge 1.30% Class B (e)     $ 105.78
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
AXA Moderate Allocation (Continued)
-----------------------------------
  2006                                          --                --            --            9.77%
                                                --                --            --            2.92%
                                             1,009          $136,001          2.84%             --
  2005                                          --                --            --            4.27%
                                                --                --            --            3.54%
                                               916          $113,231          2.54%             --
AXA Moderate-Plus Allocation
----------------------------
  2009                                          --                --            --           21.35%
                                                --                --            --           20.18%
                                             5,622          $668,768          1.48%
  2008                                          --                --            --          (32.12)%
                                                --                --            --          (32.77)%
                                             4,565          $452,172          2.45%
  2007                                          --                --            --            5.85%
                                                --                --            --            4.84%
                                             3,480          $513,806          3.38%             --
  2006                                          --                --            --           13.93%
                                                --                --            --           12.85%
                                             1,886          $267,414          3.54%             --
  2005                                          --                --            --            6.14%
                                                --                --            --            5.13%
                                               728          $ 91,285          5.08%             --
EQ/AllianceBernstein International
----------------------------------
  2009                                          --                --            --           26.79%
                                                --                --            --           25.55%
                                             3,794          $458,941          2.69%
  2008                                          --                --            --          (50.85)%
                                                --                --            --          (51.31)%
                                             3,962          $381,162          2.82%
  2007                                          --                --            --           11.45%
                                                --                --            --           10.38%
                                             4,247          $838,849          1.50%             --
  2006                                          --                --            --            5.97%
                                                --                --            --           22.03%
                                             4,389          $784,767          1.65%             --
  2005                                          --                --            --           14.55%
                                                --                --            --           13.91%
                                             4,512          $660,373          1.71%             --
EQ/AllianceBernstein International
----------------------------------
  2009                                          --                --            --           26.47%
                                                --                --            --           25.46%
                                               676          $ 62,696          2.69%
  2008                                          --                --            --          (50.97)%
                                                --                --            --          (51.35)%
                                               744          $ 55,667          2.82%
  2007                                          --                --            --           11.16%
                                                --                --            --           10.29%
                                               787          $121,942          1.50%             --
  2006                                          --                --            --           22.90%
                                                --                --            --            5.78%
                                               728          $102,893          1.65%             --

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 114.22
         Highest contract charge 1.20% Class B         $ 114.63
         All contract charges                                --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  90.30
         Highest contract charge 1.45% Class A         $ 114.27
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  66.73
         Highest contract charge 1.45% Class A         $  85.25
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 120.87
         Highest contract charge 1.45% Class A         $ 155.92
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 103.84
         Highest contract charge 1.45% Class A         $ 135.25
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 179.44
         Highest contract charge 1.45% Class A         $ 125.60
         All contract charges                                --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $  86.81
         Highest contract charge 1.30% Class B (e)     $  87.36
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  64.30
         Highest contract charge 1.30% Class B (e)     $  65.23
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (e)     $ 119.40
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 100.58
         Highest contract charge 1.30% Class B (e)     $ 103.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  92.73
         Highest contract charge 1.20% Class B         $ 125.63
         All contract charges                                --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  83.39
         Highest contract charge 1.45% Class B (c)     $  80.78
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  65.36
         Highest contract charge 1.45% Class B (c)     $  63.93
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $  98.64
         Highest contract charge 1.45% Class B (c)     $  97.41
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 108.50
         Highest contract charge 1.45% Class B (c)     $ 108.18
         All contract charges                                --

                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                           Units         Net Assets     Investment         Total
                                                    Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                   -------------------- ------------ ---------------- --------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2005                                                          --                --            --        14.72%
                                                                --                --            --        13.91%
                                                               651          $ 75,257          1.71%          --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2009                                                          --                --            --        35.32%
                                                                --                --            --        34.04%
                                                             1,403          $221,353          0.15%
  2008                                                          --                --            --       (44.79)%
                                                                --                --            --       (45.32)%
                                                             1,444          $169,875          0.01%
  2007                                                          --                --            --        16.40%
                                                                --                --            --        15.28%
                                                             1,537          $330,250            --           --
  2006                                                          --                --            --         3.84%
                                                                --                --            --         7.68%
                                                             1,694          $315,326            --           --
  2005                                                          --                --            --        10.78%
                                                                --                --            --        10.17%
                                                             1,836          $316,938            --           --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2009                                                          --                --            --        35.01%
                                                                --                --            --        33.93%
                                                               301          $ 36,400          0.15%
  2008                                                          --                --            --       (44.93)%
                                                                --                --            --       (45.37)%
                                                               318          $ 29,108          0.01%
  2007                                                          --                --            --        16.10%
                                                                --                --            --        15.18%
                                                               353          $ 59,087            --           --
  2006                                                          --                --            --         8.46%
                                                                --                --            --         3.66%
                                                               392          $ 57,261            --           --
  2005                                                          --                --            --        10.94%
                                                                --                --            --        10.17%
                                                               411          $ 55,659            --           --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
  2009                                                          --                --            --        27.59%
                                                                --                --            --        26.36%
                                                               144          $ 11,627          1.05%
  2008                                                          --                --            --       (33.74)%
                                                                --                --            --       (34.37)%
                                                               118          $  7,589          1.02%
  2007                                                          --                --            --        (9.09)%
                                                                --                --            --        (9.96)%
                                                                66          $  6,402          0.57%          --
  2006                                                          --                --            --         8.50%
                                                                --                --            --         8.18%
                                                                11          $  1,216          0.58%          --

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 129.48              --                --            --          29.64%
         Highest contract charge 1.45% Class B     $ 147.09              --                --            --          28.40%
         All contract charges                                         1,845          $328,742          2.77%
  2008   Lowest contract charge 0.50% Class B      $  99.88              --                --            --         (36.88)%
         Highest contract charge 1.45% Class B     $ 114.56              --                --            --         (37.48)%
         All contract charges                                         1,678          $235,310          1.69%
  2007   Lowest contract charge 0.50% Class B      $ 158.23              --                --            --           0.67%
         Highest contract charge 1.45% Class B     $ 183.24              --                --            --          (0.29)%
         All contract charges                            --           1,706          $383,188          1.08%            --
  2006   Lowest contract charge 0.50% Class B      $ 157.18              --                --            --          20.31%
         Highest contract charge 1.45% Class B     $ 183.78              --                --            --          19.16%
         All contract charges                            --           1,738          $391,171          2.86%            --
  2005   Lowest contract charge 0.50% Class B      $ 130.65              --                --            --           2.44%
         Highest contract charge 1.45% Class B     $ 154.23              --                --            --           1.46%
         All contract charges                            --           1,826          $344,112          1.37%            --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 107.14              --                --            --          29.60%
         Highest contract charge 1.45% Class B     $ 132.01              --                --            --          28.35%
         All contract charges                                         2,074          $252,937          2.12%
  2008   Lowest contract charge 0.50% Class B      $  82.67              --                --            --         (43.28)%
         Highest contract charge 1.45% Class B     $ 102.85              --                --            --         (43.82)%
         All contract charges                                         2,004          $190,748          2.24%
  2007   Lowest contract charge 0.50% Class B      $ 145.75              --                --            --           9.64%
         Highest contract charge 1.45% Class B     $ 183.08              --                --            --           8.58%
         All contract charges                            --           2,074          $351,707          1.93%            --
  2006   Lowest contract charge 0.50% Class B      $ 132.94              --                --            --          25.06%
         Highest contract charge 1.45% Class B     $ 168.61              --                --            --          23.87%
         All contract charges                            --           1,956          $305,076          3.67%            --
  2005   Lowest contract charge 0.50% Class B      $ 106.30              --                --            --          10.28%
         Highest contract charge 1.45% Class B     $ 136.12              --                --            --           9.23%
         All contract charges                            --           1,646          $206,833          1.84%            --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 100.76              --                --            --          10.99%
         Highest contract charge 1.45% Class B     $  95.83              --                --            --           9.92%
         All contract charges                                           524          $ 50,322          2.62%
  2008   Lowest contract charge 0.50% Class B      $  90.78              --                --            --         (32.64)%
         Highest contract charge 1.45% Class B     $  87.18              --                --            --         (33.28)%
         All contract charges                                           487          $ 42,542          2.38%
  2007   Lowest contract charge 0.50% Class B      $ 134.77              --                --            --           3.18%
         Highest contract charge 1.45% Class B     $ 130.66              --                --            --           2.18%
         All contract charges                            --             445          $ 58,354          1.93%            --
  2006   Lowest contract charge 0.50% Class B      $ 130.62              --                --            --          15.39%
         Highest contract charge 1.45% Class B     $ 127.87              --                --            --          14.29%
         All contract charges                            --             394          $ 50,720          2.44%            --
  2005   Lowest contract charge 0.50% Class B      $ 113.20              --                --            --           5.63%
         Highest contract charge 1.45% Class B     $ 111.88              --                --            --           4.62%
         All contract charges                            --             307          $ 34,416          2.12%            --

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  67.36               --                --            --      30.24%
         Highest contract charge 1.45% Class B    $  89.44               --                --            --      28.99%
         All contract charges                                           267          $ 18,810          0.26%
  2008   Lowest contract charge 0.50% Class B     $  51.72               --                --            --     (45.50)%
         Highest contract charge 1.45% Class B    $  69.34               --                --            --     (46.02)%
         All contract charges                                           235          $ 12,828          0.29%
  2007   Lowest contract charge 0.50% Class B     $  94.90               --                --            --      11.57%
         Highest contract charge 1.45% Class B    $ 128.45               --                --            --      10.49%
         All contract charges                           --              218          $ 21,860          0.24%        --
  2006   Lowest contract charge 0.50% Class B     $  85.06               --                --            --       4.70%
         Highest contract charge 1.45% Class B    $ 116.25               --                --            --       3.71%
         All contract charges                           --              185          $ 16,787            --         --
  2005   Lowest contract charge 0.50% Class B     $  81.24               --                --            --       8.20%
         Highest contract charge 1.45% Class B    $ 112.09               --                --            --       7.17%
         All contract charges                           --              156          $ 13,658            --         --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  57.26               --                --            --      32.76%
         Highest contract charge 1.45% Class B    $  80.66               --                --            --      31.50%
         All contract charges                                           283          $ 17,320          0.35%
  2008   Lowest contract charge 0.50% Class B     $  43.13               --                --            --     (40.70)%
         Highest contract charge 1.45% Class B    $  61.34               --                --            --     (41.27)%
         All contract charges                                           260          $ 12,167          0.19%
  2007   Lowest contract charge 0.50% Class B     $  72.73               --                --            --       4.95%
         Highest contract charge 1.45% Class B    $ 104.44               --                --            --       3.94%
         All contract charges                           --              228          $ 18,074          0.00%        --
  2006   Lowest contract charge 0.50% Class B     $  69.30               --                --            --       6.87%
         Highest contract charge 1.45% Class B    $ 100.48               --                --            --       5.85%
         All contract charges                           --              148          $ 11,178          0.20%        --
  2005   Lowest contract charge 0.50% Class B     $  64.85               --                --            --       4.58%
         Highest contract charge 1.45% Class B    $  94.93               --                --            --       3.59%
         All contract charges                           --               97          $  6,904          0.21%        --
EQ/Capital Guardian Research (g)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  99.62               --                --            --      30.80%
         Highest contract charge 1.45% Class B    $ 100.76               --                --            --      29.56%
         All contract charges                                         1,584          $161,230          1.16%
  2008   Lowest contract charge 0.50% Class B     $  76.16               --                --            --     (39.97)%
         Highest contract charge 1.45% Class B    $  77.77               --                --            --     (40.54)%
         All contract charges                                         1,706          $134,398          0.92%
  2007   Lowest contract charge 0.50% Class B     $ 126.86               --                --            --       1.15%
         Highest contract charge 1.45% Class B    $ 130.80               --                --            --       0.18%
         All contract charges                           --            1,936          $256,826          1.21%        --
  2006   Lowest contract charge 0.50% Class B     $ 125.42               --                --            --      11.50%
         Highest contract charge 1.45% Class B    $ 130.57               --                --            --      10.43%
         All contract charges                           --            1,154          $152,378          0.55%        --
  2005   Lowest contract charge 0.50% Class B     $ 112.49               --                --            --       5.52%
         Highest contract charge 1.45% Class B    $ 118.23               --                --            --       4.52%
         All contract charges                           --            1,259          $150,283          0.54%        --

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Common Stock Index (r) +
---------------------------
         Unit Value 0.50% to 1.49%*
  2009   Lowest contract charge 0.50% Class A (d)     $  77.16
         Highest contract charge 1.49% Class A        $ 271.80
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  60.28
         Highest contract charge 1.49% Class A        $ 213.98
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 107.52
         Highest contract charge 1.49% Class A        $ 384.25
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 104.17
         Highest contract charge 1.49% Class A        $ 374.77
         All contract charges                               --
  2005   Lowest contract charge 0.74% Class A         $ 453.40
         Highest contract charge 1.49% Class A        $ 341.80
         All contract charges                               --
EQ/Common Stock Index (r)
-------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  75.05
         Highest contract charge 1.30% Class B (e)    $  74.64
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  58.78
         Highest contract charge 1.30% Class B (e)    $  58.92
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 105.11
         Highest contract charge 1.30% Class B (e)    $ 106.21
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 102.09
         Highest contract charge 1.30% Class B (e)    $ 103.98
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  92.69
         Highest contract charge 1.20% Class B        $ 107.24
         All contract charges                               --
EQ/Core Bond Index (u)
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 115.08
         Highest contract charge 1.45% Class B        $ 106.50
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 112.63
         Highest contract charge 1.45% Class B        $ 105.24
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 124.31
         Highest contract charge 1.45% Class B        $ 117.27
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 121.18
         Highest contract charge 1.45% Class B        $ 115.42
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 117.03
         Highest contract charge 1.45% Class B        $ 112.55
         All contract charges                               --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Common Stock Index (r) +
---------------------------
  2009                                          --                 --           --        28.00%
                                                --                 --           --        27.02%
                                             7,732         $1,984,968         2.01%
  2008                                          --                 --           --       (43.94)%
                                                --                 --           --       (44.31)%
                                             8,404         $1,696,532         1.74%
  2007                                          --                 --           --         3.22%
                                                --                 --           --         2.53%
                                             9,616         $3,481,372         1.18%          --
  2006                                          --                 --           --         4.17%
                                                --                 --           --         9.64%
                                            11,209         $3,969,805         1.39%          --
  2005                                          --                 --           --         4.05%
                                                --                 --           --         3.26%
                                            12,984         $4,188,857         1.03%          --
EQ/Common Stock Index (r)
-------------------------
  2009                                          --                 --           --        27.68%
                                                --                 --           --        26.68%
                                             1,189         $   96,715         2.01%
  2008                                          --                 --           --       (44.08)%
                                                --                 --           --       (44.52)%
                                             1,286         $   82,770         1.74%
  2007                                          --                 --           --         2.96%
                                                --                 --           --         2.14%
                                             1,495         $  174,274         1.18%          --
  2006                                          --                 --           --        10.14%
                                                --                 --           --         3.98%
                                             1,669         $  190,449         1.39%          --
  2005                                          --                 --           --         3.79%
                                                --                 --           --         3.05%
                                             1,776         $  185,056         1.03%          --
EQ/Core Bond Index (u)
----------------------
  2009                                          --                 --           --         2.18%
                                                --                 --           --         1.20%
                                             1,163         $  125,579         2.75%
  2008                                          --                 --           --       ( 9.40)%
                                                --                 --           --       (10.26)%
                                               993         $  105,935         4.16%
  2007                                          --                 --           --         2.58%
                                                --                 --           --         1.60%
                                             1,164         $  138,131         4.62%          --
  2006                                          --                 --           --         3.54%
                                                --                 --           --         2.56%
                                             1,009         $  117,710         4.54%          --
  2005                                          --                 --           --         1.70%
                                                --                 --           --         0.74%
                                               891         $  101,135         3.93%          --

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (f)     $  77.82
         Highest contract charge 1.45% Class B (f)    $  75.88
         All contract charges
  2008   Lowest contract charge 0.50% Class B (f)     $  58.95
         Highest contract charge 1.45% Class B (f)    $  58.03
         All contract charges
  2007   Lowest contract charge 0.50% Class B (f)     $  97.46
         Highest contract charge 1.45% Class B (f)    $  96.87
         All contract charges                               --
  2006   Lowest contract charge 1.34% Class B (c)     $ 108.48
         Highest contract charge 1.35% Class B (c)    $ 108.47
         All contract charges                               --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)     $  84.82
         Highest contract charge 1.45% Class A        $  93.93
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  67.56
         Highest contract charge 1.45% Class A        $  75.54
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 108.06
         Highest contract charge 1.45% Class A        $ 121.98
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 103.22
         Highest contract charge 1.45% Class A        $ 117.65
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A         $ 197.59
         Highest contract charge 1.45% Class A        $ 103.47
         All contract charges                               --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  84.28
         Highest contract charge 1.30% Class B (e)    $  82.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  67.29
         Highest contract charge 1.30% Class B (e)    $  66.04
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 107.91
         Highest contract charge 1.30% Class B (e)    $ 106.74
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 103.33
         Highest contract charge 1.30% Class B (e)    $ 103.03
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  90.23
         Highest contract charge 1.20% Class B        $ 103.49
         All contract charges                               --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 137.63
         Highest contract charge 1.45% Class B        $ 127.16
         All contract charges

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Davis New York Venture
-------------------------
  2009                                          --                --            --        32.01%
                                                --                --            --        30.76%
                                               281          $ 21,535          1.99%
  2008                                          --                --            --       (39.51)%
                                                --                --            --       (40.09)%
                                               187          $ 10,886          0.78%
  2007                                          --                --            --        (2.54)%
                                                --                --            --        (3.13)%
                                                64          $  6,154          1.15%          --
  2006                                          --                --            --         8.48%
                                                --                --            --         8.47%
                                                 3          $    331          0.96%          --
EQ/Equity 500 Index
-------------------
  2009                                          --                --            --        25.55%
                                                --                --            --        24.34%
                                             2,660          $651,857          2.22%
  2008                                          --                --            --       (37.48)%
                                                --                --            --       (38.07)%
                                             2,707          $534,905          1.87%
  2007                                          --                --            --         4.69%
                                                --                --            --         3.68%
                                             2,858          $914,617          1.54%          --
  2006                                          --                --            --         3.22%
                                                --                --            --        13.71%
                                             3,024          $934,535          1.75%          --
  2005                                          --                --            --         3.72%
                                                --                --            --         3.15%
                                             3,339          $909,007          1.53%          --
EQ/Equity 500 Index
-------------------
  2009                                          --                --            --        25.25%
                                                --                --            --        24.24%
                                               891          $ 79,695          2.22%
  2008                                          --                --            --       (37.64)%
                                                --                --            --       (38.13)%
                                               852          $ 61,956          1.87%
  2007                                          --                --            --         4.43%
                                                --                --            --         3.60%
                                               902          $106,809          1.54%          --
  2006                                          --                --            --        14.52%
                                                --                --            --         3.03%
                                               894          $102,360          1.75%          --
  2005                                          --                --            --         3.88%
                                                --                --            --         3.15%
                                               907          $ 91,189          1.53%          --
EQ/Equity Growth PLUS
---------------------
  2009                                          --                --            --        27.18%
                                                --                --            --        25.96%
                                             2,765          $354,268          0.90%

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2008   Lowest contract charge 0.50% Class B          $ 108.22
         Highest contract charge 1.45% Class B         $ 100.95
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 182.16
         Highest contract charge 1.45% Class B         $ 171.57
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 160.53
         Highest contract charge 1.45% Class B         $ 152.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 147.58
         Highest contract charge 1.45% Class B         $ 141.69
         All contract charges                                --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 100.72
         Highest contract charge 1.45% Class B         $  94.35
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  72.15
         Highest contract charge 1.45% Class B         $  68.24
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 100.16
         Highest contract charge 1.45% Class B         $  95.65
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $  90.42
         Highest contract charge 1.45% Class B         $  87.18
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  85.83
         Highest contract charge 1.45% Class B         $  83.56
         All contract charges                                --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  93.57
         Highest contract charge 1.45% Class B (c)     $  90.65
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  72.05
         Highest contract charge 1.45% Class B (c)     $  70.47
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 106.18
         Highest contract charge 1.45% Class B (c)     $ 104.85
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 104.56
         Highest contract charge 1.45% Class B (c)     $ 104.26
         All contract charges                                --
EQ/Franklin Templeton Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (f)      $  76.79
         Highest contract charge 1.45% Class B (f)     $  74.88
         All contract charges
  2008   Lowest contract charge 0.50% Class B (f)      $  60.08
         Highest contract charge 1.45% Class B (f)     $  59.15
         All contract charges
  2007   Lowest contract charge 0.50% Class B (f)      $  95.67
         Highest contract charge 1.45% Class B (f)     $  95.10
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2008                                          --                --            --       (40.59)%
                                                --                --            --       (41.16)%
                                             2,670          $271,576          0.99%
  2007                                          --                --            --        13.47%
                                                --                --            --        12.39%
                                             2,374          $411,149          0.18%          --
  2006                                          --                --            --         8.78%
                                                --                --            --         7.74%
                                             2,089          $321,846          0.74%          --
  2005                                          --                --            --        10.15%
                                                --                --            --         9.10%
                                             1,655          $236,310            --           --
EQ/Evergreen Omega
------------------
  2009                                          --                --            --        39.60%
                                                --                --            --        38.26%
                                               484          $ 46,515          0.19%
  2008                                          --                --            --       (27.97)%
                                                --                --            --       (28.66)%
                                               305          $ 21,123          0.58%
  2007                                          --                --            --        10.77%
                                                --                --            --         9.72%
                                               295          $ 28,671            --           --
  2006                                          --                --            --         5.34%
                                                --                --            --         4.34%
                                               257          $ 22,739          2.11%          --
  2005                                          --                --            --         3.44%
                                                --                --            --         2.46%
                                               288          $ 24,388          0.04%          --
EQ/Franklin Core Balanced
-------------------------
  2009                                          --                --            --        29.87%
                                                --                --            --        28.64%
                                               850          $ 77,384          5.79%
  2008                                          --                --            --       (32.14)%
                                                --                --            --       (32.79)%
                                               845          $ 59,776          6.17%
  2007                                          --                --                       1.55%
                                                --                --                       0.57%
                                               825          $ 86,650          4.64%          --
  2006                                          --                --            --         4.56%
                                                --                --            --         4.26%
                                               122          $ 12,767          2.55%          --
EQ/Franklin Templeton Allocation
--------------------------------
  2009                                          --                --            --        27.81%
                                                --                --            --        26.59%
                                               562          $ 42,403          2.59%
  2008                                          --                --            --       (37.20)%
                                                --                --            --       (37.80)%
                                               501          $ 29,735          4.75%
  2007                                          --                --            --        (4.33)%
                                                --                --            --        (4.90)%
                                               292          $ 27,827          2.48%          --

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 120.76
         Highest contract charge 1.45% Class B (a)     $ 115.47
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $ 104.07
         Highest contract charge 1.45% Class B (a)     $ 100.47
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 121.36
         Highest contract charge 1.45% Class B (a)     $ 118.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 117.94
         Highest contract charge 1.45% Class B (a)     $ 116.08
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 105.64
         Highest contract charge 1.45% Class B (a)     $ 104.97
         All contract charges                                --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 147.03
         Highest contract charge 1.45% Class B         $ 139.84
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.46
         Highest contract charge 1.45% Class B         $ 100.32
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 151.41
         Highest contract charge 1.45% Class B         $ 146.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 139.23
         Highest contract charge 1.45% Class B         $ 136.30
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 117.75
         Highest contract charge 1.45% Class B         $ 116.38
         All contract charges                                --
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.45%
  2009   Lowest contract charge 0.50% Class B (b)      $ 117.53
         Highest contract charge 1.45% Class B (b)     $ 112.85
         All contract charges
  2008   Lowest contract charge 0.50% Class B (b)      $ 115.84
         Highest contract charge 1.45% Class B (b)     $ 112.30
         All contract charges
  2007   Lowest contract charge 0.50% Class B (b)      $ 109.34
         Highest contract charge 1.45% Class B (b)     $ 107.01
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (b)      $ 100.53
         Highest contract charge 1.45% Class B (b)     $  99.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (b)      $  97.69
         Highest contract charge 1.45% Class B (b)     $  97.47
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
  2009                                          --                --            --        16.04%
                                                --                --            --        14.93%
                                               120          $ 13,875            --
  2008                                          --                --            --       (14.25)%
                                                --                --            --       (15.07)%
                                               115          $ 11,611          0.51%
  2007                                          --                --            --         2.90%
                                                --                --            --         1.91%
                                               108          $ 12,892          0.81%          --
  2006                                          --                --            --        11.65%
                                                --                --            --        10.58%
                                                65          $  7,591          6.42%          --
  2005                                          --                --            --         5.64%
                                                --                --            --         4.97%
                                                23          $  2,512          4.96%          --
EQ/GAMCO Small Company Value
----------------------------
  2009                                          --                --            --        40.75%
                                                --                --            --        39.39%
                                             1,474          $205,125          0.47%
  2008                                          --                --            --       (31.01)%
                                                --                --            --       (31.66)%
                                             1,113          $111,588          0.62%
  2007                                          --                --            --         8.75%
                                                --                --            --         7.70%
                                               866          $127,593          0.52%          --
  2006                                          --                --            --        18.24%
                                                --                --            --        17.12%
                                               484          $ 66,227          1.54%          --
  2005                                          --                --            --         3.80%
                                                --                --            --         2.81%
                                               341          $ 39,738          0.98%          --
EQ/Global Bond PLUS
-------------------
  2009                                          --                --            --         1.46%
                                                --                --            --         0.49%
                                               507          $ 57,768          0.80%
  2008                                          --                --            --         5.94%
                                                --                --            --         4.94%
                                               483          $ 54,607         19.47%
  2007                                          --                --            --         8.76%
                                                --                --            --         7.72%
                                               213          $ 22,866          3.57%          --
  2006                                          --                --            --         2.90%
                                                --                --            --         1.92%
                                                77          $  7,685          0.47%          --
  2005                                          --                --            --        (2.31)%
                                                --                --            --        (2.53)%
                                                 5          $    503            --           --

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 217.50
         Highest contract charge 1.45% Class B         $ 231.58
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 145.67
         Highest contract charge 1.45% Class B         $ 156.59
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 343.25
         Highest contract charge 1.45% Class B         $ 372.58
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 242.92
         Highest contract charge 1.45% Class B         $ 266.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 178.13
         Highest contract charge 1.45% Class B         $ 197.09
         All contract charges                                --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 107.84
         Highest contract charge 1.45% Class A         $ 135.54
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $ 110.63
         Highest contract charge 1.45% Class A         $ 140.38
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 107.06
         Highest contract charge 1.45% Class A         $ 137.16
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.44
         Highest contract charge 1.45% Class A         $ 129.92
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  78.01
         Highest contract charge 1.45% Class A         $ 127.51
         All contract charges                                --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 136.52
         Highest contract charge 1.30% Class B (e)     $ 104.32
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 140.40
         Highest contract charge 1.30% Class B (e)     $ 108.13
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 136.21
         Highest contract charge 1.30% Class B (e)     $ 105.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 128.11
         Highest contract charge 1.30% Class B (e)     $ 100.25
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 124.85
         Highest contract charge 1.20% Class B         $ 127.54
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Global Multi-Sector Equity
-----------------------------
  2009                                          --                --            --        49.31%
                                                --                --            --        47.89%
                                             2,370          $413,743          1.34%
  2008                                          --                --            --       (57.56)%
                                                --                --            --       (57.97)%
                                             2,129          $253,220          0.14%
  2007                                          --                --            --        41.30%
                                                --                --            --        39.95%
                                             2,232          $634,802            --           --
  2006                                          --                --            --        36.37%
                                                --                --            --        35.07%
                                             2,029          $410,513          0.43%          --
  2005                                          --                --            --        32.12%
                                                --                --            --        30.86%
                                             1,693          $250,448          0.59%          --
EQ/Intermediate Government Bond Index
-------------------------------------
  2009                                          --                --            --        (2.52)%
                                                --                --            --        (3.45)%
                                               480          $ 78,061          1.17%
  2008                                          --                --            --         3.33%
                                                --                --            --         2.35%
                                               531          $ 89,495          3.33%
  2007                                          --                --            --         6.59%
                                                --                --            --         5.57%
                                               554          $ 90,855          4.50%          --
  2006                                          --                --            --         0.44%
                                                --                --            --         1.89%
                                               586          $ 91,303          4.00%          --
  2005                                          --                --            --         1.04%
                                                --                --            --         0.02%
                                               670          $102,507          3.48%          --
EQ/Intermediate Government Bond Index
-------------------------------------
  2009                                          --                --            --        (2.76)%
                                                --                --            --        (3.52)%
                                               189          $ 25,089          1.17%
  2008                                          --                --            --         3.08%
                                                --                --            --         2.26%
                                               220          $ 30,638          3.33%
  2007                                          --                --            --         6.32%
                                                --                --            --         5.48%
                                               225          $ 30,902          4.50%          --
  2006                                          --                --            --         2.61%
                                                --                --            --         0.25%
                                               254          $ 32,922          4.00%          --
  2005                                          --                --            --         0.74%
                                                --                --            --         0.03%
                                               276          $ 35,253          3.48%          --

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 107.72
         Highest contract charge 1.45% Class B         $ 136.84
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  80.00
         Highest contract charge 1.45% Class B         $ 102.60
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 145.80
         Highest contract charge 1.45% Class B         $ 188.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 127.17
         Highest contract charge 1.45% Class B         $ 166.28
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.18
         Highest contract charge 1.45% Class B         $ 141.49
         All contract charges                                --
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 135.64
         Highest contract charge 1.45% Class B (a)     $ 129.70
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $  99.33
         Highest contract charge 1.45% Class B (a)     $  95.89
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 167.16
         Highest contract charge 1.45% Class B (a)     $ 162.94
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 144.57
         Highest contract charge 1.45% Class B (a)     $ 142.29
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 115.64
         Highest contract charge 1.45% Class B (a)     $ 114.91
         All contract charges                                --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 104.38
         Highest contract charge 1.45% Class B         $  94.13
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  79.29
         Highest contract charge 1.45% Class B         $  72.19
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 132.31
         Highest contract charge 1.45% Class B         $ 121.64
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.61
         Highest contract charge 1.45% Class B         $ 124.95
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 112.39
         Highest contract charge 1.45% Class B         $ 105.33
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/International Core PLUS
--------------------------
  2009                                          --                --            --        34.65%
                                                --                --            --        33.37%
                                             1,120          $124,727          3.37%
  2008                                          --                --            --       (45.13)%
                                                --                --            --       (45.66)%
                                               889          $ 75,314          1.61%
  2007                                          --                --            --        14.65%
                                                --                --            --        13.54%
                                               748          $117,043          0.41%          --
  2006                                          --                --            --        18.65%
                                                --                --            --        17.52%
                                               714          $ 98,514          1.40%          --
  2005                                          --                --            --        16.54%
                                                --                --            --        15.43%
                                               588          $ 69,010          1.61%          --
EQ/International Growth
-----------------------
  2009                                          --                --            --        36.55%
                                                --                --            --        35.26%
                                               353          $ 45,543          1.34%
  2008                                          --                --            --       (40.58)%
                                                --                --            --       (41.15)%
                                               269          $ 25,877          0.98%
  2007                                          --                --            --        15.63%
                                                --                --            --        14.51%
                                               227          $ 37,401          0.70%          --
  2006                                          --                --            --        25.01%
                                                --                --            --        23.82%
                                                88          $ 12,581          1.19%          --
  2005                                          --                --            --        15.64%
                                                --                --            --        14.91%
                                                19          $  2,170          1.92%          --
EQ/JPMorgan Value Opportunities
-------------------------------
  2009                                          --                --            --        31.64%
                                                --                --            --        30.39%
                                               376          $ 43,960          1.50%
  2008                                          --                --            --       (40.07)%
                                                --                --            --       (40.65)%
                                               380          $ 34,198          1.82%
  2007                                          --                --            --        (1.71)%
                                                --                --            --        (2.65)%
                                               431          $ 64,820          1.36%          --
  2006                                          --                --            --        19.78%
                                                --                --            --        18.64%
                                               445          $ 68,748          4.40%          --
  2005                                          --                --            --         3.40%
                                                --                --            --         2.42%
                                               466          $ 60,726          1.51%          --

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  83.72               --                --            --      25.88%
         Highest contract charge 1.45% Class B    $  80.53               --                --            --      24.68%
         All contract charges                                           163          $ 13,328          4.70%
  2008   Lowest contract charge 0.50% Class B     $  66.51               --                --            --     (37.71)%
         Highest contract charge 1.45% Class B    $  64.59               --                --            --     (38.32)%
         All contract charges                                           150          $  9,852          0.37%
  2007   Lowest contract charge 0.50% Class B     $ 106.78               --                --            --       3.37%
         Highest contract charge 1.45% Class B    $ 104.71               --                --            --       2.37%
         All contract charges                           --              146          $ 15,557          1.23%          --
  2006   Lowest contract charge 0.50% Class B     $ 103.30               --                --            --      12.38%
         Highest contract charge 1.45% Class B    $ 102.29               --                --            --      11.31%
         All contract charges                           --              158          $ 16,368          0.83%          --
  2005   Lowest contract charge 0.50% Class B     $  91.93               --                --            --       6.65%
         Highest contract charge 1.45% Class B    $  91.89               --                --            --       5.64%
         All contract charges                           --              181          $ 16,799          0.49%          --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  64.48               --                --            --      35.52%
         Highest contract charge 1.45% Class B    $  64.84               --                --            --      34.24%
         All contract charges                                         1,755          $115,833          2.19%
  2008   Lowest contract charge 0.50% Class B     $  47.58               --                --            --     (36.59)%
         Highest contract charge 1.45% Class B    $  48.30               --                --            --     (37.20)%
         All contract charges                                         1,741          $ 85,377          0.14%
  2007   Lowest contract charge 0.50% Class B     $  75.03               --                --            --      13.41%
         Highest contract charge 1.45% Class B    $  76.91               --                --            --      12.33%
         All contract charges                           --            1,870          $145,854          0.00%        --
  2006   Lowest contract charge 0.50% Class B     $  66.16               --                --            --      (1.04)%
         Highest contract charge 1.45% Class B    $  68.47               --                --            --      (1.98)%
         All contract charges                           --            2,111          $146,204            --         --
  2005   Lowest contract charge 0.50% Class B     $  66.85               --                --            --      14.35%
         Highest contract charge 1.45% Class B    $  69.86               --                --            --      13.27%
         All contract charges                           --            2,304          $162,638            --         --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  57.27               --                --            --      34.18%
         Highest contract charge 1.45% Class B    $  88.60               --                --            --      32.89%
         All contract charges                                         1,746          $229,113          1.30%
  2008   Lowest contract charge 0.50% Class B     $  42.68               --                --            --     (38.55)%
         Highest contract charge 1.45% Class B    $  66.67               --                --            --     (39.13)%
         All contract charges                                         1,840          $181,508          0.11%
  2007   Lowest contract charge 0.50% Class B     $  69.45               --                --            --      15.04%
         Highest contract charge 1.45% Class B    $ 109.53               --                --            --      13.94%
         All contract charges                           --            1,998          $323,002          0.34%        --
  2006   Lowest contract charge 0.50% Class B     $  60.37               --                --            --       7.24%
         Highest contract charge 1.45% Class B    $  96.13               --                --            --       6.22%
         All contract charges                           --            2,215          $314,252            --         --
  2005   Lowest contract charge 0.50% Class B     $  56.29               --                --            --       8.48%
         Highest contract charge 1.45% Class B    $  90.50               --                --            --       7.45%
         All contract charges                           --            2,567          $342,058            --         --

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.45%
  2009   Lowest contract charge 0.50% Class B (b)     $  54.18
         Highest contract charge 1.45% Class B (b)    $  52.01
         All contract charges
  2008   Lowest contract charge 0.50% Class B (b)     $  45.70
         Highest contract charge 1.45% Class B (b)    $  44.30
         All contract charges
  2007   Lowest contract charge 0.50% Class B (b)     $ 106.08
         Highest contract charge 1.45% Class B (b)    $ 103.83
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (b)     $ 113.34
         Highest contract charge 1.45% Class B (b)    $ 112.00
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (b)     $ 106.62
         Highest contract charge 1.45% Class B (b)    $ 106.38
         All contract charges                               --
EQ/Large Cap Value PLUS (j)
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (k)     $ 105.72
         Highest contract charge 1.45% Class A (k)    $  95.00
         All contract charges
  2008   Lowest contract charge 0.50% Class A (k)     $  88.09
         Highest contract charge 1.45% Class A (k)    $  79.92
         All contract charges
  2007   Lowest contract charge 0.50% Class A (k)     $ 155.34
         Highest contract charge 1.45% Class A (k)    $ 142.29
         All contract charges                               --
EQ/Large Cap Value PLUS (j)
---------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $ 104.86
         Highest contract charge 1.30% Class B        $  65.23
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  87.50
         Highest contract charge 1.30% Class B        $  54.87
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 155.18
         Highest contract charge 1.30% Class B        $  98.09
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 163.40
         Highest contract charge 1.45% Class B        $ 151.12
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 135.28
         Highest contract charge 1.45% Class B        $ 126.32
         All contract charges                               --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $  94.93
         Highest contract charge 1.45% Class B (a)    $  90.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)     $  80.78
         Highest contract charge 1.45% Class B (a)    $  77.98
         All contract charges

                                                   Years Ended December 31,
                                   -----------------------------------------------------------------
                                           Units         Net Assets     Investment         Total
                                   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                   -------------------- ------------ ---------------- --------------
EQ/Large Cap Value Index
------------------------
  2009                                         --                 --           --         18.56%
                                               --                 --           --         17.40%
                                              268         $   14,005        10.00%
  2008                                         --                 --           --        (56.92)%
                                               --                 --           --        (57.33)%
                                              198         $    8,765         1.43%
  2007                                         --                 --           --         (6.41)%
                                               --                 --           --         (7.29)%
                                              201         $   20,937         0.00%           --
  2006                                         --                 --           --          6.30%
                                               --                 --           --          5.29%
                                              168         $   18,866         0.05%           --
  2005                                         --                 --           --          6.62%
                                               --                 --           --          6.38%
                                               20         $    2,150         0.14%           --
EQ/Large Cap Value PLUS (j)
---------------------------
  2009                                         --                 --           --         20.01%
                                               --                 --           --         18.87%
                                            7,826         $  703,519         2.43%
  2008                                         --                 --           --        (43.29)%
                                               --                 --           --        (43.83)%
                                            8,288         $  607,794         3.00%
  2007                                         --                 --           --         (5.17)%
                                               --                 --           --         (5.52)%
                                            9,387         $1,261,004         2.66%           --
EQ/Large Cap Value PLUS (j)
---------------------------
  2009                                         --                 --           --         19.84%
                                               --                 --           --         18.88%
                                            1,154         $  106,366         2.43%
  2008                                         --                 --           --        (43.61)%
                                               --                 --           --        (44.06)%
                                            1,368         $  124,290         3.00%
  2007                                         --                 --           --         (5.03)%
                                               --                 --           --         (5.79)%
                                            1,726         $  239,219         2.66%           --
  2006                                         --                 --           --         20.78%
                                               --                 --           --         19.63%
                                            3,483         $  500,340         1.68%           --
  2005                                         --                 --           --          4.91%
                                               --                 --           --          3.91%
                                            3,103         $  371,731         1.19%           --
EQ/Lord Abbett Growth and Income
--------------------------------
  2009                                         --                 --           --         17.52%
                                               --                 --           --         16.40%
                                              157         $   14,310         0.75%
  2008                                         --                 --           --        (36.88)%
                                               --                 --           --        (37.49)%
                                              135         $   10,625         1.57%

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Lord Abbett Growth and Income (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)      $ 127.98
         Highest contract charge 1.45% Class B (a)     $ 124.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 124.31
         Highest contract charge 1.45% Class B (a)     $ 122.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.59
         Highest contract charge 1.45% Class B (a)     $ 105.91
         All contract charges                                --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 112.50
         Highest contract charge 1.45% Class B (a)     $ 107.57
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $  90.08
         Highest contract charge 1.45% Class B (a)     $  86.96
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 131.15
         Highest contract charge 1.45% Class B (a)     $ 127.84
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 119.10
         Highest contract charge 1.45% Class B (a)     $ 117.21
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.21
         Highest contract charge 1.45% Class B (a)     $ 105.54
         All contract charges                                --
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 102.20
         Highest contract charge 1.45% Class B         $  91.29
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  75.38
         Highest contract charge 1.45% Class B         $  67.98
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 149.37
         Highest contract charge 1.45% Class B         $ 136.02
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 138.97
         Highest contract charge 1.45% Class B         $ 127.77
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 125.23
         Highest contract charge 1.45% Class B         $ 116.25
         All contract charges                                --
EQ/Mid Cap Value PLUS (l)(m)(n)
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 146.11
         Highest contract charge 1.45% Class B         $ 106.33
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.09
         Highest contract charge 1.45% Class B         $  79.42
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 179.75
         Highest contract charge 1.45% Class B         $ 133.36
         All contract charges                                --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
EQ/Lord Abbett Growth and Income (Continued)
--------------------------------------------
  2007                                                  --                --            --            2.95%
                                                        --                --            --            1.97%
                                                       130          $ 16,386          1.18%             --
  2006                                                  --                --            --           16.63%
                                                        --                --            --           15.51%
                                                        95          $ 11,695          1.50%             --
  2005                                                  --                --            --            6.59%
                                                        --                --            --            5.91%
                                                        16          $  1,731          1.68%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
  2009                                                  --                --            --           24.89%
                                                        --                --            --           23.70%
                                                       227          $ 24,207          0.81%
  2008                                                  --                --            --          (31.32)%
                                                        --                --            --          (31.98)%
                                                       104          $  9,067          1.30%
  2007                                                  --                --            --            10.12 %
                                                        --                --            --            9.07 %
                                                        54          $  7,108          0.82%             --
  2006                                                  --                --            --           12.13%
                                                        --                --            --           11.06%
                                                        35          $  4,131          1.24%             --
  2005                                                  --                --            --            6.21%
                                                        --                --            --            8.09%
                                                        18          $  1,877          0.93%             --
EQ/Mid Cap Index
----------------
  2009                                                  --                --            --           35.58%
                                                        --                --            --           34.29%
                                                     2,983          $274,329          1.14%
  2008                                                  --                --            --          (49.53)%
                                                        --                --            --          (50.02)%
                                                     2,796          $192,207          0.92%
  2007                                                  --                --            --            7.48%
                                                        --                --            --            6.46%
                                                     2,644          $364,141            --              --
  2006                                                  --                --            --           10.97%
                                                        --                --            --            9.91%
                                                     2,461          $318,026          3.32%             --
  2005                                                  --                --            --            5.83%
                                                        --                --            --            4.83%
                                                     2,266          $265,901          7.70%             --
EQ/Mid Cap Value PLUS (l)(m)(n)
-------------------------------
  2009                                                  --                --            --           35.17%
                                                        --                --            --           33.88%
                                                     3,356          $444,470          1.36%
  2008                                                  --                --            --          (39.87)%
                                                        --                --            --          (40.45)%
                                                     2,463          $244,404          1.43%
  2007                                                  --                --            --           (2.09)%
                                                        --                --            --           (3.03)%
                                                     2,763          $458,308          1.01%             --

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Mid Cap Value PLUS (l)(m)(n) (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 183.59
         Highest contract charge 1.45% Class B         $ 137.53
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 164.04
         Highest contract charge 1.45% Class B         $ 124.06
         All contract charges                                --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.49%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 106.97
         Highest contract charge 1.49% Class A         $  36.46
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $ 107.20
         Highest contract charge 1.49% Class A         $  36.99
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.25
         Highest contract charge 1.49% Class A         $  36.61
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.76
         Highest contract charge 1.49% Class A         $  35.33
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  43.38
         Highest contract charge 1.49% Class A         $  34.19
         All contract charges                                --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 118.04
         Highest contract charge 1.30% Class B (e)     $ 103.45
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 118.64
         Highest contract charge 1.30% Class B (e)     $ 104.80
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (e)     $ 103.97
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 112.08
         Highest contract charge 1.30% Class B (e)     $ 100.60
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.81
         Highest contract charge 1.20% Class B         $ 113.12
         All contract charges                                --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 122.39
         Highest contract charge 1.45% Class B         $ 116.41
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  94.81
         Highest contract charge 1.45% Class B         $  91.05
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 141.99
         Highest contract charge 1.45% Class B         $ 137.67
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 118.12
         Highest contract charge 1.45% Class B         $ 115.63
         All contract charges                                --

                                                                 Years Ended December 31,
                                             ----------------------------------------------------------------
                                                     Units         Net Assets     Investment        Total
                                              Outstanding (000s)     (000s)     Income Ratio**    Return***
                                             -------------------- ------------ ---------------- -------------
EQ/Mid Cap Value PLUS (l)(m)(n) (Continued)
-------------------------------------------
  2006                                                  --                --            --           11.92%
                                                        --                --            --           10.86%
                                                     2,889          $493,560          0.31%             --
  2005                                                  --                --            --           10.77%
                                                        --                --            --            9.71%
                                                     2,900          $446,196          4.74%             --
EQ/Money Market
---------------
  2009                                                  --                --            --           (0.21)%
                                                        --                --            --           (1.43)%
                                                     1,888          $ 95,425          0.17%
  2008                                                  --                --            --            1.85%
                                                        --                --            --            1.04%
                                                     2,804          $139,434          2.82%
  2007                                                  --                --            --            4.46%
                                                        --                --            --            3.62%
                                                     3,066          $147,228          4.79%             --
  2006                                                  --                --            --            0.76%
                                                        --                --            --            3.35%
                                                     2,357          $111,741          4.59%             --
  2005                                                  --                --            --            2.25%
                                                        --                --            --            1.48%
                                                     1,710          $ 61,840          2.80%             --
EQ/Money Market
---------------
  2009                                                  --                --            --           (0.51)%
                                                        --                --            --           (1.29)%
                                                       380          $ 44,026          0.17%
  2008                                                  --                --            --            1.60%
                                                        --                --            --            0.80%
                                                       466          $ 55,344          2.82%
  2007                                                  --                --            --            4.18%
                                                        --                --            --            3.35%
                                                       368          $ 44,041          4.79%             --
  2006                                                  --                --            --            3.96%
                                                        --                --            --            0.60%
                                                       293          $ 33,856          4.59%             --
  2005                                                  --                --            --            2.11%
                                                        --                --            --            1.40%
                                                       229          $ 47,898          2.80%             --
EQ/Montag & Caldwell Growth
---------------------------
  2009                                                  --                --            --           29.09%
                                                        --                --            --           27.85%
                                                       287          $ 33,366          0.44%
  2008                                                  --                --            --          (33.23)%
                                                        --                --            --          (33.86)%
                                                       216          $ 19,750          0.25%
  2007                                                  --                --            --           20.21%
                                                        --                --            --           19.06%
                                                       106          $ 14,637          0.46%             --
  2006                                                  --                --            --            7.41%
                                                        --                --            --            6.39%
                                                        32          $  3,686          0.21%             --

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Montag & Caldwell Growth (Continued)
---------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 109.97
         Highest contract charge 1.45% Class B         $ 108.69
         All contract charges                                --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  83.28
         Highest contract charge 1.45% Class B (c)     $  80.67
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  66.89
         Highest contract charge 1.45% Class B (c)     $  65.42
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 108.61
         Highest contract charge 1.45% Class B (c)     $ 107.25
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 107.38
         Highest contract charge 1.45% Class B (c)     $ 107.07
         All contract charges                                --
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  95.14
         Highest contract charge 1.45% Class B (c)     $  92.16
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  68.98
         Highest contract charge 1.45% Class B (c)     $  67.46
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 116.99
         Highest contract charge 1.45% Class B (c)     $ 115.53
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 111.23
         Highest contract charge 1.45% Class B (c)     $ 110.91
         All contract charges                                --
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 100.30
         Highest contract charge 1.25% Class A (x)     $ 100.25
         All contract charges
EQ/PIMCO Ultra Short Bond (o)(p)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 113.57
         Highest contract charge 1.45% Class B (a)     $ 108.60
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $ 105.68
         Highest contract charge 1.45% Class B (a)     $ 102.03
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 110.69
         Highest contract charge 1.45% Class B (a)     $ 107.90
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $  99.80
         Highest contract charge 1.45% Class B (a)     $  98.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $  99.91
         Highest contract charge 1.45% Class B (a)     $  99.28
         All contract charges                                --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
EQ/Montag & Caldwell Growth (Continued)
---------------------------------------
  2005                                                  --                --            --            4.88%
                                                        --                --            --            3.88%
                                                        26          $  2,846          0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
  2009                                                  --                --            --           24.50%
                                                        --                --            --           23.31%
                                                       364          $ 29,448          0.19%
  2008                                                  --                --            --          (38.41)%
                                                        --                --            --          (39.00)%
                                                       351          $ 23,077          3.77%
  2007                                                  --                --            --            1.15%
                                                        --                --            --            0.17%
                                                       337          $ 36,145          0.00%             --
  2006                                                  --                --            --            7.38%
                                                        --                --            --            7.07%
                                                        44          $  4,705          0.43%             --
EQ/Oppenheimer Global
---------------------
  2009                                                  --                --            --           37.92%
                                                        --                --            --           36.61%
                                                       242          $ 22,289          0.70%
  2008                                                  --                --            --          (41.04)%
                                                        --                --            --          (41.61)%
                                                       160          $ 10,889          1.37%
  2007                                                  --                --            --            5.18%
                                                        --                --            --            4.17%
                                                       114          $ 13,151          0.37%             --
  2006                                                  --                --            --           11.23%
                                                        --                --            --           10.91%
                                                        21          $  2,340          0.05%             --
EQ/PIMCO Ultra Short Bond
-------------------------
  2009                                                  --                --            --            0.30%
                                                        --                --            --            0.25%
                                                         2          $    171          1.17%
EQ/PIMCO Ultra Short Bond (o)(p)
--------------------------------
  2009                                                  --                --            --            7.47%
                                                        --                --            --            6.44%
                                                     1,345          $147,582          1.17%
  2008                                                  --                --            --           (4.53)%
                                                        --                --            --           (5.44)%
                                                       975          $100,324          3.21%
  2007                                                  --                --            --           10.91%
                                                        --                --            --            9.86%
                                                       448          $ 48,682          3.10%             --
  2006                                                  --                --            --           (0.11)%
                                                        --                --            --           (1.06)%
                                                       303          $ 29,905          4.95%             --
  2005                                                  --                --            --           (0.09)%
                                                        --                --            --           (0.72)%
                                                       149          $ 14,808          5.53%             --

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Quality Bond PLUS(t)
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 103.61
         Highest contract charge 1.45% Class A         $ 135.11
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  97.98
         Highest contract charge 1.45% Class A         $ 129.00
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.12
         Highest contract charge 1.45% Class A         $ 139.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.81
         Highest contract charge 1.45% Class A         $ 135.31
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 164.70
         Highest contract charge 1.45% Class A         $ 131.90
         All contract charges                                --
EQ/Quality Bond PLUS (t)
------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 137.03
         Highest contract charge 1.30% Class B (e)     $ 100.28
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 129.84
         Highest contract charge 1.30% Class B (e)     $  95.78
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 139.64
         Highest contract charge 1.30% Class B (e)     $ 103.82
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.25
         Highest contract charge 1.30% Class B (e)     $ 100.62
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 129.96
         Highest contract charge 1.20% Class B         $ 131.99
         All contract charges                                --
EQ/Small Company Index (s)
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 136.48
         Highest contract charge 1.45% Class B         $ 126.30
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.75
         Highest contract charge 1.45% Class B         $ 101.61
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 165.93
         Highest contract charge 1.45% Class B         $ 156.54
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 169.88
         Highest contract charge 1.45% Class B         $ 161.81
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 145.04
         Highest contract charge 1.45% Class B         $ 139.49
         All contract charges                                --


                                                     Years Ended December 31,
                                 ----------------------------------------------------------------
                                         Units         Net Assets     Investment        Total
                                  Outstanding (000s)     (000s)     Income Ratio**    Return***
                                 -------------------- ------------ ---------------- -------------
EQ/Quality Bond PLUS(t)
-----------------------
  2009                                      --                --            --             5.75%
                                            --                --            --             4.74%
                                           714          $122,518          3.62%
  2008                                      --                --            --            (6.79)%
                                            --                --            --            (7.69)%
                                           603          $ 98,734          5.15%
  2007                                      --                --            --             4.28%
                                            --                --            --             3.27%
                                           691          $122,544          5.12%              --
  2006                                      --                --            --            (0.81)%
                                            --                --            --             2.58%
                                           694          $119,214          4.01%              --
  2005                                      --                --            --             1.34%
                                            --                --            --             0.78%
                                           753          $125,885          3.89%              --
EQ/Quality Bond PLUS (t)
------------------------
  2009                                      --                --            --             5.54%
                                            --                --            --             4.70%
                                           266          $ 35,438          3.62%
  2008                                      --                --            --            (7.02)%
                                            --                --            --            (7.74)%
                                           195          $ 25,267          5.15%
  2007                                      --                --            --             4.01%
                                            --                --            --             3.18%
                                           241          $ 33,892          5.12%              --
  2006                                      --                --            --             3.30%
                                            --                --            --             0.62%
                                           246          $ 33,382          4.01%              --
  2005                                      --                --            --             1.49%
                                            --                --            --             0.78%
                                           256          $ 33,894          3.89%              --
EQ/Small Company Index (s)
--------------------------
  2009                                      --                --            --            25.50%
                                            --                --            --            24.30%
                                         1,263          $158,989          0.00%
  2008                                      --                --            --           (34.46)%
                                            --                --            --           (35.09)%
                                         1,079          $110,179          0.86%
  2007                                      --                --            --            (2.33)%
                                            --                --            --            (3.26)%
                                         1,028          $162,622          1.40%              --
  2006                                      --                --            --            17.12%
                                            --                --            --            16.01%
                                           903          $147,411          1.37%              --
  2005                                      --                --            --             3.73%
                                            --                --            --             2.75%
                                           723          $101,473          1.21%              --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/T. Rowe Price Growth Stock (h)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $  95.88
         Highest contract charge 1.45% Class B        $  91.19
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  67.56
         Highest contract charge 1.45% Class B        $  64.87
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 117.48
         Highest contract charge 1.45% Class B        $ 113.91
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 110.11
         Highest contract charge 1.45% Class B        $ 107.80
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 115.29
         Highest contract charge 1.45% Class B        $ 113.95
         All contract charges                               --
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  83.47
         Highest contract charge 1.45% Class B (c)    $  80.86
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  64.51
         Highest contract charge 1.45% Class B (c)    $  63.10
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 109.56
         Highest contract charge 1.45% Class B (c)    $ 108.19
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 107.86
         Highest contract charge 1.45% Class B (c)    $ 107.54
         All contract charges                               --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 106.71
         Highest contract charge 1.45% Class B        $ 101.49
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  80.98
         Highest contract charge 1.45% Class B        $  77.76
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 135.71
         Highest contract charge 1.45% Class B        $ 131.58
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 134.82
         Highest contract charge 1.45% Class B        $ 131.98
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 118.70
         Highest contract charge 1.45% Class B        $ 117.32
         All contract charges                               --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $  94.05
         Highest contract charge 1.45% Class B (a)    $  89.93
         All contract charges


                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                           Units         Net Assets     Investment         Total
                                                    Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                   -------------------- ------------ ---------------- --------------
EQ/T. Rowe Price Growth Stock (h)
---------------------------------
  2009                                                        --                --            --          41.92%
                                                              --                --            --          40.57%
                                                           1,059           $96,907          0.00%
  2008                                                        --                --            --         (42.49)%
                                                              --                --            --         (43.05)%
                                                             804           $52,446          0.00%
  2007                                                        --                --            --           6.69%
                                                              --                --            --           5.67%
                                                             750           $86,072          0.14%            --
  2006                                                        --                --            --          (4.49)%
                                                              --                --            --          (5.40)%
                                                              80           $ 8,636            --             --
  2005                                                        --                --            --           3.47%
                                                              --                --            --           2.48%
                                                              70           $ 7,961            --             --
EQ/Templeton Global Equity
--------------------------
  2009                                                        --                --            --          29.39%
                                                              --                --            --          28.15%
                                                             345           $27,972          1.63%
  2008                                                        --                --            --         (41.12)%
                                                              --                --            --         (41.68)%
                                                             291           $18,450          1.69%
  2007                                                        --                --            --           1.58%
                                                              --                --            --           0.60%
                                                             276           $29,896          0.67%            --
  2006                                                        --                --            --           7.86%
                                                              --                --            --           7.54%
                                                              45           $ 4,856          0.45%            --
EQ/UBS Growth and Income
------------------------
  2009                                                        --                --            --          31.77%
                                                              --                --            --          30.52%
                                                             207           $20,745          0.00%
  2008                                                        --                --            --         (40.33)%
                                                              --                --            --         (40.90)%
                                                             195           $15,016          1.19%
  2007                                                        --                --            --           0.66%
                                                              --                --            --          (0.30)%
                                                             204           $27,120          0.92%            --
  2006                                                        --                --            --          13.58%
                                                              --                --            --          12.50%
                                                             148           $19,665          0.98%            --
  2005                                                        --                --            --           8.46%
                                                              --                --            --           7.43%
                                                              67           $ 7,918          1.35%            --
EQ/Van Kampen Comstock
----------------------
  2009                                                        --                --            --          27.77%
                                                              --                --            --          26.54%
                                                             210           $18,995          0.00%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2008   Lowest contract charge 0.50% Class B (a)     $  73.61
         Highest contract charge 1.45% Class B (a)    $  71.07
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)     $ 117.33
         Highest contract charge 1.45% Class B (a)    $ 114.37
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (a)     $ 120.95
         Highest contract charge 1.45% Class B (a)    $ 119.04
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (a)     $ 104.88
         Highest contract charge 1.45% Class B (a)    $ 104.21
         All contract charges                               --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $ 134.96
         Highest contract charge 1.45% Class B (a)    $ 129.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)     $  86.36
         Highest contract charge 1.45% Class B (a)    $  83.37
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)     $ 164.77
         Highest contract charge 1.45% Class B (a)    $ 160.61
         All contract charges
  2006   Lowest contract charge 0.50% Class B (a)     $ 135.28
         Highest contract charge 1.45% Class B (a)    $ 133.14
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (a)     $ 124.44
         Highest contract charge 1.45% Class B (a)    $ 123.65
         All contract charges                               --
Multimanager Aggressive Equity (q)
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)     $  85.16
         Highest contract charge 1.45% Class A        $  61.74
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  62.19
         Highest contract charge 1.45% Class A        $  45.52
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 116.93
         Highest contract charge 1.45% Class A        $  86.41
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 105.24
         Highest contract charge 1.45% Class A        $  78.53
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A         $ 103.39
         Highest contract charge 1.45% Class A        $  75.62
         All contract charges                               --
Multimanager Aggressive Equity (q)
----------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  64.15
         Highest contract charge 1.30% Class B (e)    $  82.38
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  46.97
         Highest contract charge 1.30% Class B (e)    $  60.79
         All contract charges

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2008                                          --                 --           --       (37.26)%
                                                --                 --           --       (37.86)%
                                               197         $   14,153         1.92%
  2007                                          --                 --           --        (2.99)%
                                                --                 --           --        (3.92)%
                                               199         $   22,805         1.69%          --
  2006                                          --                 --           --        15.33%
                                                --                 --           --        14.23%
                                               152         $   18,187         3.08%          --
  2005                                          --                 --           --         4.88%
                                                --                 --           --         4.21%
                                                64         $    6,674         2.03%          --
EQ/Van Kampen Mid Cap Growth
----------------------------
  2009                                          --                 --           --        56.28%
                                                --                 --           --        54.79%
                                               662         $   84,822         0.00%
  2008                                          --                 --           --       (47.59)%
                                                --                 --           --       (48.09)%
                                               384         $   32,050         0.00%
  2007                                          --                 --           --        21.80%
                                                --                 --           --        20.63%
                                               286         $   45,962         0.34%
  2006                                          --                 --           --         8.71%
                                                --                 --           --         7.68%
                                               116         $   15,516         0.47%          --
  2005                                          --                 --           --        24.44%
                                                --                 --           --        23.65%
                                                39         $    4,864           --           --
Multimanager Aggressive Equity (q)
----------------------------------
  2009                                          --                 --           --        36.94%
                                                --                 --           --        35.63%
                                             7,754         $  543,315         0.40%
  2008                                          --                 --           --       (46.81)%
                                                --                 --           --       (47.32)%
                                             7,902         $  406,785         0.49%
  2007                                          --                 --           --        11.11%
                                                --                 --           --        10.03%
                                             8,900         $  867,396         0.10%          --
  2006                                          --                 --           --         5.24%
                                                --                 --           --         3.85%
                                            10,463         $  923,899         0.17%          --
  2005                                          --                 --           --         7.50%
                                                --                 --           --         6.90%
                                            12,174         $1,031,638           --           --
Multimanager Aggressive Equity (q)
----------------------------------
  2009                                          --                 --           --        36.58%
                                                --                 --           --        35.52%
                                               279         $   17,675         0.40%
  2008                                          --                 --           --       (46.94)%
                                                --                 --           --       (47.37)%
                                               133         $    6,081         0.49%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Multimanager Aggressive Equity (q) (Continued)
----------------------------------------------
  2007   Lowest contract charge 0.50% Class B         $  88.52
         Highest contract charge 1.30% Class B (e)    $ 115.50
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $  79.87
         Highest contract charge 1.30% Class B (e)    $ 105.05
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  76.37
         Highest contract charge 1.20% Class B        $  75.63
         All contract charges                               --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 139.47
         Highest contract charge 1.45% Class B        $ 129.17
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 129.41
         Highest contract charge 1.45% Class B        $ 121.01
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 126.94
         Highest contract charge 1.45% Class B        $ 119.83
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 120.06
         Highest contract charge 1.45% Class B        $ 114.44
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 116.28
         Highest contract charge 1.45% Class B        $ 111.90
         All contract charges                               --
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 134.26
         Highest contract charge 1.45% Class B        $ 124.34
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 103.86
         Highest contract charge 1.45% Class B        $  97.11
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 197.82
         Highest contract charge 1.45% Class B        $ 186.75
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 176.83
         Highest contract charge 1.45% Class B        $ 168.56
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 141.82
         Highest contract charge 1.45% Class B        $ 136.48
         All contract charges                               --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 106.66
         Highest contract charge 1.45% Class B        $  98.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  80.89
         Highest contract charge 1.45% Class B        $  75.64
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 134.47
         Highest contract charge 1.45% Class B        $ 126.94
         All contract charges                               --

                                                                        Years Ended December 31,
                                                -----------------------------------------------------------------
                                                        Units         Net Assets     Investment         Total
                                                Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                -------------------- ------------ ---------------- --------------
Multimanager Aggressive Equity (q) (Continued)
----------------------------------------------
  2007                                                  --                 --            --             10.83%
                                                        --                 --            --              9.95%
                                                       159           $ 13,842          0.10%               --
  2006                                                  --                 --            --              4.59%
                                                        --                 --            --              5.05%
                                                       190           $ 14,885          0.17%               --
  2005                                                  --                 --            --              7.67%
                                                        --                 --            --              6.91%
                                                       203           $ 15,262            --                --
Multimanager Core Bond
----------------------
  2009                                                  --                 --            --              7.77%
                                                        --                 --            --              6.74%
                                                       666           $ 86,980          3.57%
  2008                                                  --                 --            --              1.95%
                                                        --                 --            --              0.98%
                                                       582           $ 71,497          4.88%
  2007                                                  --                 --            --              5.73%
                                                        --                 --            --              4.71%
                                                       594           $ 72,099          4.09%               --
  2006                                                  --                 --            --              3.25%
                                                        --                 --            --              2.27%
                                                       591           $ 68,372          4.11%               --
  2005                                                  --                 --            --              1.24%
                                                        --                 --            --              0.28%
                                                       605           $ 68,268          3.47%               --
Multimanager International Equity
---------------------------------
  2009                                                  --                 --            --             29.27%
                                                        --                 --            --             28.04%
                                                       597           $ 74,900          1.59%
  2008                                                  --                 --            --            (47.50)%
                                                        --                 --            --            (48.00)%
                                                       616           $ 60,647          1.53%
  2007                                                  --                 --            --             11.87%
                                                        --                 --            --             10.79%
                                                       644           $121,692          0.72%               --
  2006                                                  --                 --            --             24.69%
                                                        --                 --            --             23.50%
                                                       615           $104,906          2.18%               --
  2005                                                  --                 --            --             14.87%
                                                        --                 --            --             13.77%
                                                       472           $ 65,031          4.04%               --
Multimanager Large Cap Core Equity
----------------------------------
  2009                                                  --                 --            --             31.86%
                                                        --                 --            --             30.58%
                                                       150           $ 15,024          1.43%
  2008                                                  --                 --            --            (39.85)%
                                                        --                 --            --            (40.41)%
                                                       159           $ 12,192          0.51%
  2007                                                  --                 --            --              4.48%
                                                        --                 --            --              3.47%
                                                       173           $ 22,281          0.43%               --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Large Cap Core Equity (Continued)
----------------------------------------------
  2006   Lowest contract charge 0.50% Class B      $ 128.70             --                 --            --      13.01%
         Highest contract charge 1.45% Class B     $ 122.68             --                 --            --      11.94%
         All contract charges                            --            162            $20,110          0.60%        --
  2005   Lowest contract charge 0.50% Class B      $ 113.89             --                 --            --       6.20%
         Highest contract charge 1.45% Class B     $ 109.60             --                 --            --       5.18%
         All contract charges                            --            175            $19,342          0.80%        --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $  82.21             --                 --            --      35.86%
         Highest contract charge 1.45% Class B     $  76.13             --                 --            --      34.55%
         All contract charges                                          386            $29,870          0.16%
  2008   Lowest contract charge 0.50% Class B      $  60.51             --                 --            --     (45.65)%
         Highest contract charge 1.45% Class B     $  56.58             --                 --            --     (46.17)%
         All contract charges                                          394            $22,690          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 111.34             --                 --            --      10.69%
         Highest contract charge 1.45% Class B     $ 105.11             --                 --            --       9.63%
         All contract charges                            --            386            $41,221            --         --
  2006   Lowest contract charge 0.50% Class B      $ 100.59             --                 --            --      (0.39)%
         Highest contract charge 1.45% Class B     $  95.88             --                 --            --      (1.34)%
         All contract charges                            --            383            $37,071            --         --
  2005   Lowest contract charge 0.50% Class B      $ 100.98             --                 --            --       6.95%
         Highest contract charge 1.45% Class B     $  97.18             --                 --            --       5.94%
         All contract charges                            --            388            $38,002            --         --
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 117.57             --                 --            --      22.65%
         Highest contract charge 1.45% Class B     $ 108.88             --                 --            --      21.09%
         All contract charges                                          507            $55,659          1.87%
  2008   Lowest contract charge 0.50% Class B      $  96.17             --                 --            --     (37.77)%
         Highest contract charge 1.45% Class B     $  89.92             --                 --            --     (38.36)%
         All contract charges                                          523            $47,681          1.42%
  2007   Lowest contract charge 0.50% Class B      $ 154.53             --                 --            --       3.12%
         Highest contract charge 1.45% Class B     $ 145.88             --                 --            --       2.13%
         All contract charges                            --            501             73,897          1.12%        --
  2006   Lowest contract charge 0.50% Class B      $ 149.85             --                 --            --      18.73%
         Highest contract charge 1.45% Class B     $ 142.84             --                 --            --      17.60%
         All contract charges                            --            457            $65,936          2.93%        --
  2005   Lowest contract charge 0.50% Class B      $ 126.22             --                 --            --       6.56%
         Highest contract charge 1.45% Class B     $ 121.47             --                 --            --       5.55%
         All contract charges                            --            371            $45,368          3.03%        --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 100.60             --                 --            --      41.07%
         Highest contract charge 1.45% Class B     $  93.16             --                 --            --      39.71%
         All contract charges                                          679            $64,442          0.00%
  2008   Lowest contract charge 0.50% Class B      $  71.31             --                 --            --     (43.86)%
         Highest contract charge 1.45% Class B     $  66.68             --                 --            --     (44.40)%
         All contract charges                                          679            $46,112          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 127.03             --                 --            --      11.34%
         Highest contract charge 1.45% Class B     $ 119.92             --                 --            --      10.27%
         All contract charges                            --            730            $88,998            --         --
  2006   Lowest contract charge 0.50% Class B      $ 114.09             --                 --            --       9.07%
         Highest contract charge 1.45% Class B     $ 108.75             --                 --            --       8.03%
         All contract charges                            --            753            $82,924          0.51%        --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Multimanager Mid Cap Growth (Continued)
---------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 104.60
         Highest contract charge 1.45% Class B         $ 100.66
         All contract charges                                --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 132.45
         Highest contract charge 1.45% Class B         $ 122.66
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  92.21
         Highest contract charge 1.45% Class B         $  86.21
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 144.72
         Highest contract charge 1.45% Class B         $ 136.63
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 145.32
         Highest contract charge 1.45% Class B         $ 138.52
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.30
         Highest contract charge 1.45% Class B         $ 122.51
         All contract charges                                --
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  88.11
         Highest contract charge 1.45% Class A         $  87.49
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  80.57
         Highest contract charge 1.45% Class A         $  80.77
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.59
         Highest contract charge 1.45% Class A         $ 106.88
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 102.63
         Highest contract charge 1.45% Class A         $ 104.89
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 144.66
         Highest contract charge 1.45% Class A         $  96.58
         All contract charges                                --
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 114.73
         Highest contract charge 1.30% Class B (e)     $  85.24
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 105.16
         Highest contract charge 1.30% Class B (e)     $  78.76
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 138.16
         Highest contract charge 1.30% Class B (e)     $ 104.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.63
         Highest contract charge 1.30% Class B (e)     $ 102.45
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 123.08
         Highest contract charge 1.20% Class B         $  96.58
         All contract charges                                --

                                                                  Years Ended December 31,
                                              -----------------------------------------------------------------
                                                      Units         Net Assets     Investment         Total
                                               Outstanding (000s)     (000s)     Income Ratio**     Return***
                                              -------------------- ------------ ---------------- --------------
Multimanager Mid Cap Growth (Continued)
---------------------------------------
  2005                                                  --                 --            --            7.85%
                                                        --                 --            --            6.81%
                                                       768           $ 78,075          1.61%             --
Multimanager Mid Cap Value
--------------------------
  2009                                                  --                 --            --           43.64%
                                                        --                 --            --           42.28%
                                                       487           $ 60,246          3.10%
  2008                                                  --                 --            --          (36.28)%
                                                        --                 --            --          (36.90)%
                                                       478           $ 41,835          0.45%
  2007                                                  --                 --            --           (0.41)%
                                                        --                 --            --           (1.36)%
                                                       514           $ 71,135            --              --
  2006                                                  --                 --            --           14.16%
                                                        --                 --            --           13.07%
                                                       539           $ 75,665          1.69%             --
  2005                                                  --                 --            --            6.81%
                                                        --                 --            --            5.79%
                                                       544           $ 67,218          6.80%             --
Multimanager Multi-Sector Bond
------------------------------
  2009                                                  --                 --            --            9.36%
                                                        --                 --            --            8.32%
                                                       599           $ 89,248          4.66%
  2008                                                  --                 --            --          (23.70)%
                                                        --                 --            --          (24.43)%
                                                       645           $ 88,735          9.05%
  2007                                                  --                 --            --            2.88%
                                                        --                 --            --            1.90%
                                                       749           $136,313          7.58%             --
  2006                                                  --                 --            --            2.63%
                                                        --                 --            --            8.61%
                                                       767           $137,007          7.11%             --
  2005                                                  --                 --            --            2.39%
                                                        --                 --            --            1.82%
                                                       799           $131,305          7.88%             --
Multimanager Multi-Sector Bond
------------------------------
  2009                                                  --                 --            --            9.10%
                                                        --                 --            --            8.23%
                                                       277           $ 26,252          4.66%
  2008                                                  --                 --            --          (23.89)%
                                                        --                 --            --          (24.49)%
                                                       298           $ 26,227          9.05%
  2007                                                  --                 --            --            2.62%
                                                        --                 --            --            1.81%
                                                       384           $ 44,436          7.58%             --
  2006                                                  --                 --            --            9.38%
                                                        --                 --            --            2.45%
                                                       379           $ 42,859          7.11%             --
  2005                                                  --                 --            --            2.54%
                                                        --                 --            --            1.83%
                                                       379           $ 39,438          7.88%             --

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Small Cap Growth (i)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 107.09              --                --            --      33.86%
         Highest contract charge 1.45% Class B     $ 101.85              --                --            --      32.58%
         All contract charges                                           429          $ 43,863          0.00%
  2008   Lowest contract charge 0.50% Class B      $  80.00              --                --            --     (42.40)%
         Highest contract charge 1.45% Class B     $  76.82              --                --            --     (42.96)%
         All contract charges                                           416          $ 32,215          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 138.89              --                --            --       3.16%
         Highest contract charge 1.45% Class B     $ 134.67              --                --            --       2.17%
         All contract charges                            --             439          $ 59,581            --         --
  2006   Lowest contract charge 0.50% Class B      $ 134.64              --                --            --       9.66%
         Highest contract charge 1.45% Class B     $ 131.81              --                --            --       8.61%
         All contract charges                            --             297          $ 39,279          1.47%        --
  2005   Lowest contract charge 0.50% Class B      $ 122.78              --                --            --       6.95%
         Highest contract charge 1.45% Class B     $ 121.35              --                --            --       5.93%
         All contract charges                            --             121          $ 14,674          3.15%        --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 145.43              --                --            --      25.78%
         Highest contract charge 1.45% Class B     $ 109.75              --                --            --      24.59%
         All contract charges                                           853          $119,151          1.05%
  2008   Lowest contract charge 0.50% Class B      $ 115.62              --                --            --     (38.17)%
         Highest contract charge 1.45% Class B     $  88.09              --                --            --     (38.77)%
         All contract charges                                           872          $ 97,762          0.25%
  2007   Lowest contract charge 0.50% Class B      $ 187.01              --                --            --     (10.30)%
         Highest contract charge 1.45% Class B     $ 143.86              --                --            --     (11.16)%
         All contract charges                            --             957          $174,548          0.31%        --
  2006   Lowest contract charge 0.50% Class B      $ 208.48              --                --            --      15.53%
         Highest contract charge 1.45% Class B     $ 161.93              --                --            --      14.43%
         All contract charges                            --           1,040          $213,071          5.68%        --
  2005   Lowest contract charge 0.50% Class B      $ 180.45              --                --            --       4.16%
         Highest contract charge 1.45% Class B     $ 141.51              --                --            --       3.17%
         All contract charges                            --             973          $173,753          4.61%        --
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 108.02              --                --            --      57.65%
         Highest contract charge 1.45% Class B     $ 100.03              --                --            --      56.15%
         All contract charges                                         1,128          $114,338          0.00%
  2008   Lowest contract charge 0.50% Class B      $  68.52              --                --            --     (47.34)%
         Highest contract charge 1.45% Class B     $  64.06              --                --            --     (47.85)%
         All contract charges                                           995          $ 64,569          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 130.12              --                --            --      17.63%
         Highest contract charge 1.45% Class B     $ 122.84              --                --            --      16.50%
         All contract charges                            --           1,044          $129,627            --         --
  2006   Lowest contract charge 0.50% Class B      $ 110.62              --                --            --       6.76%
         Highest contract charge 1.45% Class B     $ 105.44              --                --            --       5.74%
         All contract charges                            --           1,063          $113,046            --         --
  2005   Lowest contract charge 0.50% Class B      $ 103.61              --                --            --      10.71%
         Highest contract charge 1.45% Class B     $  99.71              --                --            --       9.66%
         All contract charges                            --           1,135          $113,949            --         --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Target 2015 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  95.96
         Highest contract charge 1.45% Class B (c)    $  92.95
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  80.16
         Highest contract charge 1.45% Class B (c)    $  78.40
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 115.88
         Highest contract charge 1.45% Class B (c)    $ 114.43
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 108.60
         Highest contract charge 1.45% Class B (c)    $ 108.28
         All contract charges                               --
Target 2025 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  92.77
         Highest contract charge 1.45% Class B (c)    $  89.86
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  75.68
         Highest contract charge 1.45% Class B (c)    $  74.01
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 117.04
         Highest contract charge 1.45% Class B (c)    $ 115.57
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 109.56
         Highest contract charge 1.45% Class B (c)    $ 109.23
         All contract charges                               --
Target 2035 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  90.90
         Highest contract charge 1.45% Class B (c)    $  88.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  72.76
         Highest contract charge 1.45% Class B (c)    $  71.16
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 118.01
         Highest contract charge 1.45% Class B (c)    $ 116.54
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 110.45
         Highest contract charge 1.45% Class B (c)    $ 110.12
         All contract charges                               --
Target 2045 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  88.55
         Highest contract charge 1.45% Class B (c)    $  85.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  69.65
         Highest contract charge 1.45% Class B (c)    $  68.12
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 119.32
         Highest contract charge 1.45% Class B (c)    $ 117.82
         All contract charges                               --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
Target 2015 Allocation
----------------------
  2009                                                 --                 --            --        19.71%
                                                       --                 --            --        18.56%
                                                      171            $15,922          4.64%
  2008                                                 --                 --            --       (30.82)%
                                                       --                 --            --       (31.49)%
                                                      128            $10,137          3.62%
  2007                                                 --                 --            --         6.70%
                                                       --                 --            --         5.68%
                                                       67            $ 7,845          5.13%          --
  2006                                                 --                 --            --         8.60%
                                                       --                 --            --         8.28%
                                                       11            $ 1,222         10.42%          --
Target 2025 Allocation
----------------------
  2009                                                 --                 --            --        22.58%
                                                       --                 --            --        21.42%
                                                      222            $20,037          4.87%
  2008                                                 --                 --            --       (35.34)%
                                                       --                 --            --       (35.96)%
                                                      143            $10,694          3.46%
  2007                                                 --                 --            --         6.83%
                                                       --                 --            --         5.80%
                                                       80            $ 9,227          4.20%          --
  2006                                                 --                 --            --         9.56%
                                                       --                 --            --         9.23%
                                                        9            $ 1,035          8.37%          --
Target 2035 Allocation
----------------------
  2009                                                 --                 --            --        24.93%
                                                       --                 --            --        23.74%
                                                      169            $14,876          4.83%
  2008                                                 --                 --            --       (38.34)%
                                                       --                 --            --       (38.94)%
                                                       97            $ 6,992          3.39%
  2007                                                 --                 --            --         6.84%
                                                       --                 --            --         5.83%
                                                       40            $ 4,736          4.13%          --
  2006                                                 --                 --            --        10.45%
                                                       --                 --            --        10.12%
                                                        5            $   531          6.64%          --
Target 2045 Allocation
----------------------
  2009                                                 --                 --            --        27.14%
                                                       --                 --            --        25.91%
                                                      117            $10,042          4.83%
  2008                                                 --                 --            --       (41.63)%
                                                       --                 --            --       (42.18)%
                                                       69            $ 4,692          2.97%
  2007                                                 --                 --            --         7.26%
                                                       --                 --            --         6.23%
                                                       29            $ 3,403          3.33%          --

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Concluded)

December 31, 2009

8. Accumulation Unit Values (Concluded)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
Target 2045 Allocation (Continued)
----------------------------------
  2006   Lowest contract charge 0.50% Class B (c)      $ 111.24            --                --              --       11.24%
         Highest contract charge 1.45% Class B (c)     $ 110.91            --                --              --       10.91%
         All contract charges                                --             3              $380            7.39%         --

----------
(a)  Units were made available for sale on May 9, 2005.
(b)  Units were made available for sale on October 17, 2005.
(c)  Units were made available for sale on September 18, 2006.
(d)  Units were made available for sale on November 6, 2006.
(e)  Units were made available for sale on December 4, 2006.
(f)  Units were made available for sale on May 18, 2007.
(g) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(h) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(i) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(j) A substitution of EQ/Large Cap Value Plus was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(k)  Units were made available for sale on August 17, 2007.
(l) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(m) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(n) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(o) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(p) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(q) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18,2009.
(r) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(s) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(t) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(u) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(v)  Units were made available for sale on July 10, 2009
(w)  Units were made available for sale on September 18, 2009.
(x)  Units were made available for sale on September 30, 2009.
+    Reflects maximum allowable charge. Current charge is 1.40%.
* Expenses as percentage of average net assets (0.50%, 0.74%, 0.90%, 1.10%, 1.20%, 1.25%, 1.30%, 1.45%, and 1.49% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-109

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

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EQUI-VEST(R) Strategies (Series 901)


A group flexible premium deferred variable annuity contract


PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(R) STRATEGIES?

EQUI-VEST(R) Strategies is a group-deferred annuity contract ("contract") issued by AXA EQUITABLE LIFE INSURANCE COMPANY. Either the plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be summarized in a participation certificate ("certificate") provided to each participant. EQUI-VEST(R) Strategies provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or the account for special dollar cost averaging ("investment options").

This prospectus is not the contract and it is not the certificate. The contract and any endorsements, riders and data pages as identified in your contract are the entire contract between the plan trustee or employer and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the contract, the description of the contract's provisions in this prospectus is qualified in its entirety by the terms of the actual contract. The certificate should be read carefully. You have the right to cancel your certificate within a certain number of days after receipt of the certificate. You should read this prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. All optional features and benefits described in this prospectus may not be available at the time you purchase the certificate. We have the right to restrict availability of any optional feature or benefit. We can refuse to accept any application or contribution from you at any time, including after you purchase the certificate.


You allocate amounts to the variable investment options selected by your employer. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") that is part of one of the trusts (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging if your employer elects to make them available under the contract. These investment options are discussed later in this prospectus.

We offer the EQUI-VEST(R) Strategies contract to fund two types of "plans":
Section 403(b) (also referred to as "TSA" plans or contracts) or governmental employer Section 457(b) plans (also referred to as "EDC" plans or contracts) (together "plans"). The EQUI-VEST(R) Strategies contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions. The contract may not be available in all states or for both types of plans.



--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation*           o EQ/Money Market
o AXA Conservative-Plus Allocation*      o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                     o EQ/Quality Bond PLUS
o EQ/Global Bond PLUS                    o Multimanager Core Bond
o EQ/Intermediate Government Bond        o Multimanager Multi-Sector Bond
  Index                                  o Templeton Global Bond Securities Fund
--------------------------------------------------------------------------------
DOMESTIC STOCKS
--------------------------------------------------------------------------------
o American Century VP Mid Cap Value      o EQ/Morgan Stanley Mid Cap Growth**
  Fund                                   o EQ/Mutual Large Cap Equity
o AXA Aggressive Allocation*             o EQ/Small Company Index
o AXA Moderate-Plus Allocation*          o EQ/T. Rowe Price Growth Stock
o AXA Tactical Manager 400 I             o EQ/Templeton Global Equity
o AXA Tactical Manager 500 I             o EQ/Van Kampen Comstock
o AXA Tactical Manager 2000 I            o Fidelity(R) VIP Contrafund(R)
o EQ/AllianceBernstein Small Cap           Porfolio
  Growth                                 o Fidelity(R) VIP Equity Income
o EQ/AXA Franklin Small Cap Value Core     Portfolio
o EQ/BlackRock Basic Value Equity        o Fidelity(R) VIP Mid Cap Portfolio
o EQ/Boston Advisors Equity Income       o Goldman Sachs VIT Mid Cap Value Fund
o EQ/Calvert Socially Responsible        o Invesco V.I. Financial Services Fund
o EQ/Capital Guardian Growth             o Invesco V.I. Mid Cap Core Equity Fund
o EQ/Common Stock Index                  o Invesco V.I. Small Cap Equity Fund
o EQ/Davis New York Venture              o Ivy Funds VIP Energy
o EQ/Equity 500 Index                    o Ivy Funds VIP Small Cap Growth
o EQ/Equity Growth PLUS                  o MFS(R) Investors Trust Series
o EQ/Franklin Core Balanced              o Multimanager Aggressive Equity
o EQ/Franklin Templeton Allocation       o Multimanager Large Cap Value
o EQ/GAMCO Small Company Value           o Multimanager Mid Cap Growth
o EQ/JPMorgan Value Opportunities        o Multimanager Mid Cap Value
o EQ/Large Cap Core PLUS                 o Multimanager Small Cap Growth
o EQ/Large Cap Growth Index              o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS               o Multimanager Technology
o EQ/Large Cap Value Index               o Oppenheimer Main Street Fund(R)/VA
o EQ/Large Cap Value PLUS                o PIMCO VIT CommodityRealReturn(R)
o EQ/Lord Abbett Growth and Income         Strategy Portfolio
o EQ/Lord Abbett Large Cap Core          o Target 2015 Allocation
o EQ/Mid Cap Index                       o Target 2025 Allocation
o EQ/Mid Cap Value PLUS                  o Target 2035 Allocation
o EQ/Montag & Caldwell Growth            o Target 2045 Allocation
--------------------------------------------------------------------------------
INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Tactical Manager International I   o EQ/Oppenheimer Global
o EQ/AllianceBernstein International     o Invesco V.I. Global Real Estate Fund
o EQ/BlackRock International Value       o Invesco V.I. International Growth
o EQ/Global Multi-Sector Equity            Fund
o EQ/International Core PLUS             o MFS(R) International Value Portfolio
o EQ/International Growth                o Multimanager International Equity
--------------------------------------------------------------------------------


   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          X02897
                                                       EV Strategies 901 (IF/NB)

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

--------------------------------------------------------------------------------
BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation   o AXA Moderate Allocation*
--------------------------------------------------------------------------------
*  The AXA Allocation portfolios.


** This is the variable investment option's new name, effective on or about May
   1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.


Minimum contribution amounts of $20 may be made under the contract.


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our Processing Office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling (800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

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Contents of this prospectus
--------------------------------------------------------------------------------

EQUI-VEST(R) STRATEGIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
EQUI-VEST(R) Strategies group annuity contract
     at a glance -- key features                                             9

--------------------------------------------------------------------------------
FEE TABLE                                                                   11
--------------------------------------------------------------------------------
Examples: EQUI-VEST(R) Strategies contracts                                 12
Condensed financial information                                             14

--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           15
--------------------------------------------------------------------------------

How you can contribute to your certificate                                  15

How EQUI-VEST(R) Strategies is available                                    16
How contributions can be made                                               16
What are your investment options under the contract?                        16
Portfolios of the Trusts                                                    17
Selecting your investment method                                            24
ERISA considerations for employers                                          25
Allocating your contributions                                               25
Unallocated account                                                         26
Death benefit                                                               26
Your right to cancel within a certain number of days                        27

--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                     28
--------------------------------------------------------------------------------
Your account value and cash value                                           28
Your certificate's value in the variable investment options                 28
Your certificate's value in the guaranteed interest option
     and the account for special dollar cost averaging                      28

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG
     INVESTMENT OPTIONS                                                     29
--------------------------------------------------------------------------------
Transferring your account value                                             29
Disruptive transfer activity                                                29
Automatic transfer options                                                  30
Investment simplifier                                                       30
Rebalancing your account value                                              31

----------------------
"We," "our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is the participant.

When we use the word "contract" we mean the group contract issued to the plan trustee or employer ("contract holder"). When we use the word "certificate," we mean the participation certificate that summarizes the rights of each participant covered under the group contract.

                                                  Contents of this prospectus  3

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--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     32
--------------------------------------------------------------------------------
Withdrawing your account value                                              32
How withdrawals are taken from your account value                           33
Loans                                                                       33
Termination of participation                                                34
When to expect payments                                                     34
Your annuity payout options                                                 34

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     37
--------------------------------------------------------------------------------
Charges under the contracts                                                 37
Charges that the Trusts deduct                                              39
Variations in charges                                                       39

--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 41
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     41
How death benefit payment is made                                           41
Beneficiary continuation option                                             41

--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          43
--------------------------------------------------------------------------------
Tax information and ERISA matters                                           43
Choosing a contract to fund a retirement arrangement                        43

Special rule for conversions to Roth IRA in 2010                            43

Special rules for tax-favored retirement programs                           43
Additional "Saver's Credit" for salary reduction contributions to
     certain plans                                                          43
Tax-sheltered annuity arrangements (TSAs)                                   44
Distributions from TSAs                                                     46
Public employee deferred compensation plans (EDC Plans)                     49
ERISA matters                                                               52
Certain rules applicable to plans designed
     to comply with Section 404(c) of ERISA                                 52
Federal and state income tax withholding and
     information reporting                                                  52
Federal income tax withholding on periodic annuity payments                 53
Federal income tax withholding on non-periodic annuity
     payments (withdrawals)                                                 53
Mandatory withholding from TSA, governmental employer EDC
     and qualified plan distributions                                       53
Impact of taxes to AXA Equitable                                            53
--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         54
--------------------------------------------------------------------------------
About our Separate Account A                                                54
About the Trusts                                                            54
About the general account                                                   54
Dates and prices at which certificate events occur                          55
About your voting rights                                                    55
Statutory compliance                                                        56
About legal proceedings                                                     56
Financial statements                                                        56
Transfers of ownership, collateral assignments,
     loans, and borrowing                                                   56
Funding changes                                                             56
Distribution of the contracts                                               56

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I   -- Condensed financial information                                     I-1
II  -- Death benefit example                                              II-1
III -- State contract availability and/or variations
           of certain features and benefits                              III-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this prospectus

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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Core Bond                                            MMCB 1-4
Multimanager International Equity                                 MMIE 1-4
Multimanager Large Cap Value                                     MMLCV 1-4
Multimanager Mid Cap Growth                                      MMMCG 1-4
Multimanager Mid Cap Value                                       MMMCV 1-4
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
Target 2015 Allocation                                           2015A 1-4
Target 2025 Allocation                                           2025A 1-4
Target 2035 Allocation                                           2035A 1-4
Target 2045 Allocation                                           2045A 1-4
All Asset Allocation                                              EQAA 1-4
AXA Tactical Manager 2000-I                                     ATM2KI 1-3
AXA Tactical Manager 400-I                                     ATM400I 1-3
AXA Tactical Manager 500-I                                     ATM500I 1-3
AXA Tactical Manager International-I                           ATMINTI 1-4
EQ/AllianceBernstein International                               EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                            EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Growth                                       EQCGG 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-2
EQ/Equity Growth PLUS                                            EQEGP 1-4
EQ/Franklin Core Balanced                                        EQFCB 1-4
EQ/Franklin Templeton Allocation                                 EQFTA 1-3
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Bond PLUS                                              EQGBP 1-4
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Core PLUS                                       EQICP 1-4
EQ/International Growth                                           EQIG 1-3
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Core PLUS                                          EQLCCP 1-4
EQ/Large Cap Growth Index                                       EQLCGI 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value Index                                        EQLCVI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4


                                      Contents of this Prospectus (Cont'd.)  4-a

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EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                   EQLALC 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Mutual Large Cap Equity                                      EQMLCE 1-5
EQ/Oppenheimer Global                                             EQOG 1-3
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Quality Bond PLUS                                             EQQBP 1-4
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4
EQ/Van Kampen Comstock                                           EQVKC 1-3


4-b  Contents of this Prospectus (Cont'd.)

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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                                            Page

account for special dollar cost averaging                                     24
account value                                                                 28
annuity payout options                                                        34
AXA Equitable Access Account                                                  41
beneficiary                                                                   41
beneficiary continuation option                                               41
business day                                                                  16
cash value                                                                    28
certificate                                                            cover, 31
contributions                                                                 15
disruptive transfer activity                                                  29
DOL                                                                           25
EDC                                                                        cover
ERISA                                                                         25
elective deferral contributions                                               45
guaranteed interest option                                                    24
investment options                                                     cover, 18
market timing                                                                 29
maturity date                                                                 35
net loan interest charge                                                      11
Online Account Access                                                          7
partial withdrawals                                                           32
participant                                                                cover
participation date                                                            15
participation date anniversary                                                15
participation year                                                            15
plan operating expense charge                                                 39
portfolio                                                                      0
processing office                                                              7
Required Beginning Date                                                       50
SAI                                                                        cover
SEC                                                                        cover
salary reduction contributions                                                43
special dollar cost averaging                                                 26
TOPS                                                                           7
TSA                                                                        cover
Trusts                                                                     cover
unit                                                                          28
unit investment trust                                                         54
variable investment options                                            cover, 18


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

      -----------------------------------------------------------------
      PROSPECTUS                  CONTRACT OR SUPPLEMENTAL MATERIALS
      -----------------------------------------------------------------
      account value               Annuity Account Value
      unit                        Accumulation unit
      unit value                  Accumulation unit value
      -----------------------------------------------------------------


                                                Index of key words and phrases 5

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Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

FOR CORRESPONDENCE WITH CHECKS:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Unit Annuity Lockbox
P.O. Box 13463
Newark, NJ 07188-0463


--------------------------------------------------------------------------------
FOR TSA AND GOVERNMENTAL EMPLOYER EDC LOAN REPAYMENTS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable
EQUI-VEST(R)
Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

FOR CORRESPONDENCE WITHOUT CHECKS:

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                       ----------------------------------

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.

--------------------------------------------------------------------------------
REPORTS WE PROVIDE
--------------------------------------------------------------------------------
o written confirmation of financial transactions; and

o quarterly statements of your certificate values as of the close of each calendar quarter.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option; and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

o elect the investment simplifier.

Under Online Account Access only you can:

o elect to receive certain contract statements electronically;

o change your address; and

o access "Frequently Asked Questions" and certain service forms.

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

                                                        Who is AXA Equitable?  7

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We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

--------------------------------------------------------------------------------
TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  election of the investment simplifier;

(2)  election of the automatic deposit service (TSA certificates only);

(3)  election of the rebalancing program;

(4)  election of required minimum distribution automatic withdrawal option;

(5)  election of Beneficiary continuation option;

(6)  transfer/rollover of assets to another carrier;

(7)  request for a loan (where plan permits loans);

(8)  tax withholding election;


(9)  certificate surrender and withdrawal requests; and


(10) death claims.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers among investment options; and

(4)  special dollar cost averaging.

TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) investment simplifier;

(2) rebalancing program;

(3) systematic withdrawals;

(4) the date annuity payments are to begin; and

(5) special dollar cost averaging


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your certificate number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the Plan requires it.

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EQUI-VEST(R) Strategies group annuity contract at a glance -- key features


--------------------------------------------------------------------------------
PROFESSIONAL               EQUI-VEST(R) Strategies variable investment options
INVESTMENT                 invest in different portfolios sub-advised by
MANAGEMENT                 professional investment advisers.
--------------------------------------------------------------------------------
VARIABLE INVESTMENT        The variable investment options for which
OPTIONS                    information is provided in this prospectus are
                           available under the contract, subject to state
                           regulatory approval and availability under your
                           employer's plan.
--------------------------------------------------------------------------------
GUARANTEED                 o Principal and interest guarantees
INTEREST OPTION
                           o Interest rates set periodically
--------------------------------------------------------------------------------
TAX CONSIDERATIONS         o No tax on earnings inside the contract until you
                             make withdrawals from your certificate or receive annuity payments.

                           o No tax on transfers among investment options
                             inside the contract.

                           ----------------------------------------------------
                           Because you are purchasing or contributing to an
                           annuity contract to fund a tax-qualified employer
                           sponsored retirement arrangement, you should be
                           aware that such contracts do not provide tax
                           deferral benefits beyond those already provided by
                           the Internal Revenue Code (the "Code"). Before
                           purchasing one of these contracts, employers should
                           consider whether its features and benefits beyond
                           tax deferral meet participant's needs and goals.
                           Employers may also want to consider the relative
                           features, benefits and costs of these contracts with
                           any other investment that participants may use in
                           connection with their retirement plan or
                           arrangement. Depending on the participant's personal
                           situation, the contract's guaranteed benefits may
                           have limited usefulness because of required minimum
                           distributions ("RMDs"). (For more information, see
                           "Tax information," later in this prospectus.)
--------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS       o $20 (minimum) each contribution

                           o Maximum contribution limitations apply to all
                             contracts.

                           ----------------------------------------------------
                           In general, contributions are limited to $1.5
                           million ($500,000 for owners or annuitants who are
                           age 81 and older at issue) under all EQUI-VEST(R)
                           series, EQUI-VEST At Retirement(R) and At
                           Retirement(SM) contracts with the same participant
                           or owner. Also, we may refuse to accept any
                           contribution if the sum of all contributions under
                           all AXA Equitable annuity accumulation
                           contracts/certificates of which you are owner or
                           under which you are the participant would total
                           $2,500,000. Upon advance notice to you, we may
                           exercise certain rights we have under the
                           contract/certificate regarding contributions. For
                           more information, see "Contributions to your
                           certificate" in "Contract features and benefits"
                           later in this prospectus.
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       o Partial withdrawals

                           o Loans (if permitted by the plan)

                           o Several withdrawal options on a periodic basis

                           o Certificate surrender

                           Withdrawals are subject to the terms of the plan and
                           may be limited. You may incur a withdrawal charge
                           for certain withdrawals or if you surrender your
                           certificate. You may also incur income tax and a
                           penalty tax.
--------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION   The contract provides a death benefit for the
                           beneficiary. The death benefit is equal to the
                           account value or the standard death benefit,
                           whichever is higher. However, if you elect the
                           enhanced death benefit, the death benefit is equal
                           to your account value or the enhanced death benefit,
                           whichever is higher.
--------------------------------------------------------------------------------
PAYOUT OPTIONS             o Fixed annuity payout options

                           o Variable Immediate Annuity payout options
                             (described in a separate prospectus for that
                             option)
--------------------------------------------------------------------------------


    EQUI-VEST(R) Strategies group annuity contract at a glance -- key features 9

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--------------------------------------------------------------------------------
ADDITIONAL FEATURES      o Dollar cost averaging by automatic transfers
                           -- Special dollar cost averaging

                         o Investment simplifier
                           -- Interest sweep option
                           -- Fixed dollar option

                         o Account value rebalancing (quarterly,
                           semiannually, and annually)

                         o No charge on transfers among investment options

                         o Waiver of withdrawal charge under certain
                           circumstances

                         o Beneficiary continuation option
--------------------------------------------------------------------------------
FEES AND CHARGES         o Please see "Fee table" later in this prospectus
                           for complete details.
--------------------------------------------------------------------------------
PARTICIPANT ISSUE AGES   o 18-80
--------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. YOUR EMPLOYER MAY ELECT NOT TO OFFER ALL OF THE INVESTMENT OPTIONS UNDER THE CONTRACT AS DESCRIBED IN THIS PROSPECTUS. PLEASE SEE APPENDIX III LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.


For more detailed information, we urge you to read the contents of this prospectus, as well as your certificate. This prospectus is not your participation certificate. The group deferred annuity contract, your participation certificate and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The participation certificate should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.

10 EQUI-VEST(R) Strategies group annuity contract at a glance -- key features

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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an EQUI-VEST(R) Strategies certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CER AIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount with-
drawn (deducted when you surrender your certificate or make certain
withdrawals)(1)                                                        6.00%
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option (which
is described in a separate prospectus for that option)                 $350
------------------------------------------------------------------------------------------------------------------------------------
Charge for third-party transfer or direct rollover                     $65 maximum per participant for each occurrence;
                                                                       currently $25 per
                                                                       participant for each occurrence.
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you participate in the contract, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE PERIODICALLY DEDUCT FROM YOUR ACCOUNT VALUE(2)
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge -- (deducted annually from       The lesser of a current charge of $30 (maximum $65) or 2% of
your account value)                                                   your account value plus any prior withdrawals during the
                                                                      participation year.(3)
------------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- (calculated and deducted daily as a
percentage of the outstanding loan amount)                            2.00%(4)

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(5)                                   0% to 1.15% (maximum)

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE ENHANCED DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Enhanced death benefit charge (as a percentage of your account
value) is deducted annually on each participation date anniversary    0.15% (maximum)
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


--------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF
DAILY NET ASSETS
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for           Lowest     Highest
2009 (expenses that are deducted from port-             ------     -------
folio assets including management fees, 12b-1            0.64%      4.62%
fees, service fees, and/or other expenses)(6)
--------------------------------------------------------------------------------


                                                                    Fee table 11

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This table shows the fees and expenses for 2009 as an annual percentage of each portfolio's daily average net assets.


Notes:

(1) For some groups, withdrawal charges may be based on contributions withdrawn.

(2) Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense charge from your account value for administrative and record-keeping services related to your certificate. The charge is determined through an arrangement between your Employer and a third party. We will remit the amount withdrawn to either your Employer or your Employer's designee. Please refer to your certificate for more information.

(3) If the certificate is surrendered or annuitized, or a death benefit is paid on any date other than a certificate anniversary, we will deduct a pro rata portion of the annual administrative charge for that year.

(4) We charge interest on loans under your certificate but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(5) These charges compensate us for mortality and expense risks, and administrative and financial accounting expenses we incur under the contract. A portion of this charge is for providing the death benefit. For TSA contracts issued in Texas under a Texas ORP Plan, the total Separate Account charges and the total portfolio operating expenses of the Trusts when added together are not permitted to exceed 2.75%.

(6) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index. The "Highest" represents the total annual operating expenses of the Tactical Manager 400 I Portfolio.


EXAMPLES: EQUI-VEST(R) STRATEGIES CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(R) Strategies contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical participant would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2009, which results in an estimated annual charge of 0.0962% of account value.


The guaranteed interest option and the account for special dollar cost averaging are not covered by the fee table and examples. However, the withdrawal charge, the enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the guaranteed interest option and the account for special dollar cost averaging.

Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account charges; (ii) your certificate has no withdrawal charge or no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the enhanced death benefit.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) that the enhanced death benefit has been elected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

12 Fee table

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                                                                                              IF YOU ANNUITIZE AT THE END OF THE
                                                                                               APPLICABLE TIME PERIOD AND SELECT
                                                                                                  A NON-LIFE CONTINGENT PERIOD
                                              IF YOU SURRENDER YOUR CONTRACT AT THE END            CERTAIN ANNUITY OPTION WITH
                                                     OF THE APPLICABLE TIME PERIOD                      LESS THAN TEN YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of
    any of the Portfolios                      $1,164    $2,388    $3,579    $6,030         N/A       $2,388     $3,579      $6,030
(b) assuming minimum fees and expenses of
    any of the Portfolios                      $  769    $1,247    $1,753    $2,553         N/A       $1,247     $1,753      $2,553
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                               IF YOU DO NOT SURRENDER YOUR CONTRACT
                                             AT THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of
    any of the Portfolios                      $631     $1,869     $3,074    $5,951
(b) assuming minimum fees and expenses of
    any of the Portfolios                      $214     $  659     $1,131    $2,433
--------------------------------------------------------------------------------------


                                                                    Fee table 13

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CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2009.


14 Fee table

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1. Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CERTIFICATE


Payments made to us are called "contributions." We require a minimum contribution amount of $20. If the total annual contributions to a TSA contract will be at least $200 annually, we may accept contributions of less than $20. Contributions to your certificate are limited. Other than any rollover or direct transfer contributions permitted by your plan, annual additional contributions cannot exceed the applicable limitations under the Internal Revenue Code (the "Code"). The following table summarizes our rules regarding contributions to your certificate.


--------------------------------------------------------------------------------
The 12-month period beginning on the participant's date and each 12-month period thereafter is a "participation year." The "participation date" means the earlier of (a) the business day on which we issue a certificate to the Plan participant under the EQUI-VEST(R) Strategies contract and (b) the business day on which the first contribution for the Plan participant is received at our processing office. For example, if your participation date is May 1, your participation date anniversary is April 30.



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CONTRACT TYPE    SOURCE OF CONTRIBUTIONS                                        LIMITATIONS ON CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
TSA              o Employer-remitted employee salary reduction and/or various   o For 2010, maximum amount of employer and employee
                   types of employer contributions.                               contributions is generally the lesser of $49,000
                                                                                  or 100% of compensation, with maximum salary
                 o Additional "catch-up" contributions.                           reduction contribution of $16,500.

                 o "Designated Roth contributions" under Section 402A of the    o If employer's plan permits, an individual at
                   Code.                                                          least age 50 at any time during 2010 can make up
                                                                                  to $5,500 additional salary reduction "catch-up"
                 o Only if plan permits, direct plan-to-plan transfers from       contributions (including rollovers from
                   another 403(b) plan or contract exchanges from another         designated Roth accounts).
                   403(b) contract under the same plan.
                                                                                o All salary reduction contributions (whether
                 o Only if plan permits, eligible rollover distributions from     pre-tax or desig- nated Roth) may not exceed the
                   other 403(b) plans, qualified plans, governmental employer     total maximum for the year. (For 2010, $16,500
                   457(b) EDC plans and traditional IRAs.                         and age 50 catch-up of $5,500).

                                                                                o Rollover or direct transfer contributions after
                                                                                  age 70-1/2 must be net of any required minimum
                                                                                  distributions.

                                                                                o Different sources of contributions and earnings
                                                                                  may be subject to withdrawal restrictions.
------------------------------------------------------------------------------------------------------------------------------------
Governmental     o Employer-remitted employee salary reduction and/or employer  o Contributions subject to plan limits. Maximum
Employer EDC       contributions.                                                 contribution for 2010 is lesser of $16,500 or
                                                                                  100% of includible com- pensation.
                 o Additional "age 50 catch-up" contributions.
                                                                                o If plan permits, an individual may make catch-up
                 o If the plan permits, eligible rollover distributions from      contribu- tions for 3 years of service preceding
                   other governmental employer 457(b) EDC plans, 403(b) plans,    plan retirement age; 2010 maximum is $33,000.
                   qualified plans and traditional IRAs.
                                                                                o If governmental employer 457(b) EDC plan permits,
                                                                                  an indi- vidual at least age 50 at any time
                                                                                  during 2010 can make up to $5,500 additional
                                                                                  salary reduction "catch-up" contribu- tions. This
                                                                                  must be coordinated with the "catch-up"
                                                                                  contributions for 3 years of service preceding
                                                                                  plan retire- ment age.
------------------------------------------------------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information.

For information on when contributions are credited under your certificate, see "Dates and prices at which contract events occur" under "More information" later in this prospectus. Please review your certificate for information on contribution limitations.

                                               Contract features and benefits 15

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HOW EQUI-VEST(R) STRATEGIES IS AVAILABLE


The contract is offered to fund certain TSA and governmental employer EDC plans. The plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder and participants under the plans will be covered by the contract. The minimum issue age for the participant is 18. The maximum issue age is 80.


HOW CONTRIBUTIONS CAN BE MADE

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Your initial contribution must be preceded by an enrollment form and any other form we need to process the contribution. If any information is missing or unclear we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all the information we require within five business days after we receive an incomplete enrollment form, we will inform the financial professional submitting the enrollment form on your behalf. We will then return the contribution to your employer unless you specifically direct us to keep your contribution until we receive the required information.

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to receiving your enrollment form. In this case, we will hold your contribution until the enrollment form is received, but for a period not to exceed 20 business days. If your enrollment form is received within this timeframe and it is incomplete, we will return your contribution to your employer or its designee within five business days after we receive the incomplete enrollment form or form, unless you specifically instruct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

Your employer can discontinue contributions at any time. We can discontinue contributions under the contract upon a material breach by your employer of the terms and conditions of the contract. If contributions are discontinued, all terms and conditions of the contract will still apply, however, no additional contributions will be accepted by us.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the account for special dollar cost averaging available under the investment method you or your employer selects (see "Selecting your investment method," later in this section of the prospectus).

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging, subject to certain restrictions and your employer's plan limitations.
--------------------------------------------------------------------------------

16  Contract features and benefits

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PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                         AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.             o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.             o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital,       o AXA Equitable
 ALLOCATION                   with a greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and          o AXA Equitable
                              current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current  o AXA Equitable
 ALLOCATION                   income, with a greater emphasis on capital
                              appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Seeks long-term growth of capital.                o AllianceBernstein L.P.
 EQUITY
                                                                                o AXA Equitable

                                                                                o ClearBridge Advisors, LLC

                                                                                o Legg Mason Capital Management, Inc.

                                                                                o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Seeks a balance of high current income and        o BlackRock Financial Management, Inc.
                              capital appreciation, consistent with a
                              prudent level of risk.                            o Pacific Investment Management Company LLC

                                                                                o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Seeks long-term growth of capital.                o AllianceBernstein L.P.
 EQUITY
                                                                                o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o JPMorgan Investment Management Inc.

                                                                                o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.                o AllianceBernstein L.P.
 VALUE
                                                                                o AXA Equitable

                                                                                o Institutional Capital LLC

                                                                                o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 17

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AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                         AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Seeks long-term growth of capital.                 o AllianceBernstein L.P.
 GROWTH
                                                                                o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisers, Inc.

                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Seeks long-term growth of capital.                 o AXA Equitable

                                                                                o AXA Rosenberg Investment Management LLC

                                                                                o BlackRock Investment Management, LLC

                                                                                o Tradewinds Global Investors, LLC

                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    Seeks high total return through a combination      o Pacific Investment Management Company LLC
 BOND                        of current income and capital appreciation.
                                                                                o Post Advisory Group, LLC

                                                                                o SSgA Funds Management, Inc.
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MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.                 o AXA Equitable
 GROWTH
                                                                                o BlackRock Investment Management, LLC

                                                                                o Eagle Asset Management, Inc.

                                                                                o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.                 o  AXA Equitable
 VALUE
                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisory Services, LLC

                                                                                o Pacific Global Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Seeks long-term growth of capital.                 o AXA Equitable

                                                                                o RCM Capital Management LLC

                                                                                o SSgA Funds Management, Inc.

                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION       Seeks the highest total return over time           o AXA Equitable
                             consistent with its asset mix. Total return
                             includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION       Seeks the highest total return over time           o AXA Equitable
                             consistent with its asset mix. Total return
                             includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION       Seeks the highest total return over time           o AXA Equitable
                             consistent with its asset mix. Total return
                             includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION       Seeks the highest total return over time           o AXA Equitable
                             consistent with its asset mix. Total return
                             includes capital growth and income.
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EQ ADVISORS TRUST --
CLASS IB SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                         AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION          Seeks long-term capital appreciation and          o AXA Equitable
                              current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I    Seeks a total return that is comparable to        o AllianceBernstein L.P.
                              that of the S&P MidCap 400 Index by investing
                              in a combination of long and short positions      o AXA Equitable
                              based on securities included in the S&P MidCap
                              400 Index.                                        o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I    Seeks a total return that is comparable to        o AllianceBernstein L.P.
                              that of the Standard & Poor's 500 Composite
                              Stock Price Index ("S&P 500 Index") by            o AXA Equitable
                              investing in a combination of long and short
                              positions based on securities included in the     o BlackRock Investment Management, LLC
                              S&P 500 Index.
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AXA TACTICAL MANAGER 2000-I   Seeks a total return that is comparable to        o AllianceBernstein L.P.
                              that of the Russell 2000(R) Index by investing
                              in a combination of long and short positions      o AXA Equitable
                              based on securities included in the Russell
                              2000(R) Index.                                    o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER          Seeks a total return that is comparable to        o AllianceBernstein L.P.
 INTERNATIONAL-I              that of the Morgan Stanley Capital
                              International ("MSCI") EAFE Index ("EAFE          o AXA Equitable
                              Index") or a combination of the ASX SPI 200
                              Index, Dow Jones Euro STOXX 50 Index(R), FTSE     o BlackRock Investment Management, LLC
                              100 Index and the Tokyo Stock Price Index
                              (collectively, the "Indices") by investing in
                              a combination of long and short positions
                              based on securities included in the EAFE Index
                              or Indices.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN          Seeks to achieve long-term growth of capital.     o AllianceBernstein L.P.
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.     o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP     Seeks to achieve long-term total return.          o AXA Equitable
 VALUE CORE
                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and         o BlackRock Investment Management, LLC
 EQUITY                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term     o BlackRock International Limited
 VALUE                        growth of income, accompanied by growth of
                              capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks a combination of growth and income to       o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total
                              return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.  o Bridgeway Capital Management, Inc.
 RESPONSIBLE
                                                                                o Calvert Asset Management Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH    Seeks to achieve long-term growth of capital.     o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX         Seeks to achieve a total return before            o AllianceBernstein L.P.
                              expenses that approximates the total return
                              performance of the Russell 3000 Index,
                              including reinvestment of dividends, at a risk
                              level consistent with that of the Russell 3000
                              Index.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19

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EQ ADVISORS TRUST --
CLASS IB SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                         AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX            Seeks to achieve a total return before            o SSgA Funds Management, Inc.
                              expenses that approximates the total return
                              performance of the Barclays Capital U.S.
                              Aggregate Bond Index, including reinvestment
                              of dividends, at a risk level consistent with
                              that of the Barclays Capital U.S. Aggregate
                              Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE     Seeks to achieve long-term growth of capital.     o Davis Selected Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks to achieve a total return before            o AllianceBernstein L.P.
                              expenses that approximates the total return
                              performance of the S&P 500 Index, including
                              reinvestment of dividends, at a risk level
                              consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS         Seeks to achieve long-term growth of capital.     o AXA Equitable

                                                                                o BlackRock Capital Management, Inc.

                                                                                o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED     Seeks to maximize income while maintaining        o AXA Equitable
                              prospects for capital appreciation.
                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and          o AXA Equitable
 ALLOCATION                   secondarily seeks income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.           o GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS           Seeks to achieve capital growth and current       o AXA Equitable
                              income.
                                                                                o BlackRock Investment Management, LLC

                                                                                o First International Advisors, LLC

                                                                                o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR        Seeks to achieve long-term capital appreciation.  o AXA Equitable
 EQUITY
                                                                                o BlackRock Investment Management, LLC

                                                                                o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Seeks to achieve a total return before            o SSgA Funds Management, Inc.
 BOND INDEX                   expenses that approximates the total return
                              performance of the Barclays Capital
                              Intermediate U.S. Government Bond Index,
                              including reinvestment of dividends, at a risk
                              level consistent with that of the Barclays
                              Capital Intermediate U.S. Government Bond
                              Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.     o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Hirayama Investments, LLC

                                                                                o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.            o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE             Seeks to achieve long-term capital appreciation.  o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

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------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                         AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS        Seeks to achieve long-term growth of capital      o AXA Equitable
                              with a secondary objective to seek reasonable
                              current income. For purposes of this              o BlackRock Investment Management, LLC
                              Portfolio, the words "reasonable current
                              income" mean moderate income.                     o Institutional Capital LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX     Seeks to achieve a total return before            o AllianceBernstein L.P.
                              expenses that approximates the total return
                              performance of the Russell 1000 Growth Index,
                              including reinvestment of dividends at a risk
                              level consistent with that of the Russell 1000
                              Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS      Seeks to provide long-term capital growth.        o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX      Seeks to achieve a total return before            o SSgA Funds Management, Inc.
                              expenses that approximates the total return
                              performance of the Russell 1000 Value Index,
                              including reinvestment of dividends, at a risk
                              level consistent with that of the Russell 1000
                              Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS       Seeks to achieve long-term growth of capital.     o AllianceBernstein L.P.

                                                                                o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND     Seeks to achieve capital appreciation and         o Lord, Abbett & Co. LLC
 INCOME                       growth of income without excessive fluctuation
                              in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP      Seeks to achieve capital appreciation and         o Lord, Abbett & Co. LLC
 CORE                         growth of income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX              Seeks to achieve a total return before            o SSgA Funds Management, Inc.
                              expenses that approximates the total return
                              performance of the S&P Mid Cap 400 Index,
                              including reinvestment of dividends, at a risk
                              level consistent with that of the S&P Mid Cap
                              400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS         Seeks to achieve long-term capital                o AXA Equitable
                              appreciation.
                                                                                o BlackRock Investment Management, LLC

                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current           o The Dreyfus Corporation
                              income, preserve its assets and maintain
                              liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL          Seeks to achieve capital appreciation.            o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP     Seeks to achieve capital growth.                  o Morgan Stanley Investment Management Inc.
 GROWTH*
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY    Seeks to achieve capital appreciation, which      o AXA Equitable
                              may occa- sionally be short-term, and
                              secondarily, income.                              o BlackRock Investment Management, LLC

                                                                                o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL         Seeks to achieve capital appreciation.            o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

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------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND            Seeks to generate a return in excess of         o Pacific Investment Management Company, LLC
                                     traditional money market products while
                                     maintaining an emphasis on preservation of
                                     capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS                 Seeks to achieve high current income            o AllianceBernstein L.P.
                                     consistent with moderate risk to capital.
                                                                                     o AXA Equitable

                                                                                     o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible       o AllianceBernstein L.P.
                                     (before the deduction of Portfolio expenses)
                                     the total return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH              Seeks to achieve long-term capital              o T. Rowe Price Associates, Inc.
 STOCK                               appreciation and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY           Seeks to achieve long-term capital growth.      o AXA Equitable

                                                                                     o BlackRock Investment Management, LLC

                                                                                     o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK               Seeks to achieve capital growth and income.     o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. - CLASS II                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP          The fund seeks long-term capital growth.        o American Century Investment Management, Inc.
 VALUE FUND                          Income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PRODUCTS (VIP) - INITIAL CLASS       OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)        Seeks long-term capital appreciation.           o Fidelity Management and Research (FMR)
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PRODUCTS (VIP) - SERVICE CLASS       OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)        Seeks long-term capital appreciation.           o Fidelity Management Research (FMR)
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS - SERVICE CLASS 2                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP EQUITY-INCOME        Seeks reasonable income. The fund will also     o Fidelity Management & Research (FMR)
 PORTFOLIO                           consider the potential for capital
                                     appreciation. The fund's goal is to achieve a
                                     yield which exceeds the composite yield on
                                     the securities comprising the Standard &
                                     Poors 500(SM) Index (S&P 500(R)).
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP              Seeks long-term growth of capital.              o Fidelity Management & Research (FMR)
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND                Seeks high current income, consistent with      o Franklin Advisers, Inc.
 SECURITIES FUND                     preservation of capital. Capital appreciation
                                     is a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

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------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE
INSURANCE TRUST - SERVICE SHARES                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP            Seeks long-term capital appreciation.              o Goldman Sachs Asset Management L.P.
 VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES I SHARES                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES      The fund's investment objective is long-term       Invesco Advisers, Inc.
 FUND                                growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL             The fund's investment objective is total return    o Invesco Advisers, Inc.
 ESTATE FUND                         through growth of capital and current income.        Sub-adviser: Invesco Asset Management
                                                                                          Limited
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL           The fund's investment objective is long-term       o Invesco Advisers, Inc.
 GROWTH FUND                         growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE            The fund's investment objective is long-term       o Invesco Advisers, Inc.
 EQUITY FUND                         growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY        The fund's investment objective is long-term       o Invesco Advisers, Inc.
 FUND                                growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VARIABLE INSURANCE
PORTFOLIOS                                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY                 Seeks to provide long-term capital appreciation.   o Waddell & Reed Investment Management
                                                                                          Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP              Seeks growth of capital.                           o Waddell & Reed Investment Management
 GROWTH                                                                                   Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTS -
SERVICE CLASS                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE           The fund's investment objective is to seek         o Massachusetts Financial Services Company
 PORTFOLIO                           capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES        The fund's investment objective is to seek         o Massachusetts Financial Services Company
                                     capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
FUNDS - SERVICE CLASS                OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET              Seeks high total return from equity and debt       OppenheimerFunds, Inc.
 FUND(R)/VA                          securities
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust -
Advisor Class                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
Portfolio Name                       Objective                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN(R)     SEEKS MAXIMUM REAL RETURN CONSISTENT WITH          o Pacific Investment Management Company LLC
 STRATEGY PORTFOLIO                  PRUDENT INVESTMENT MANAGEMENT.
------------------------------------------------------------------------------------------------------------------------------------



* This is the Portfolio's new name effective, on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.


                                               Contract features and benefits 23

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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the certificate,

(2) the annual minimum guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.


The annual minimum guaranteed interest rate for 2010 is 1.25%. The lifetime minimum guaranteed interest rate can range from 1.00% to 3.00% depending on the calendar year in which your certificate is issued. The lifetime minimum guaranteed interest rate is shown in your certificate. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state. Current interest rates will never be less than the annual minimum guaranteed interest rate.


We reserve the right to limit contributions to the guaranteed interest option. See "Allocating your contributions" later in this section for more information.

There is no market value adjustment deduction in connection with any transfer of account value out of the guaranteed interest option due to changes in interest rates. A withdrawal from the certificate itself, however, may result in a withdrawal charge. For more information, see "Withdrawal charge" under "Charges and expenses" later in this prospectus.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. The guaranteed rate in effect on the participation date for each of the time periods available will be shown in your certificate. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

SELECTING YOUR INVESTMENT METHOD

Your employer or you must choose one of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers subject to our rules. Also, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart. You can make transfers subject to our rules.

For more information on our rules that apply to transfers, see "Transferring your account value" and "Disruptive transfer activity" under "Transferring your money among investment options" later in this prospectus.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B."

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program). However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.

24  Contract features and benefits

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--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                                        A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
DOMESTIC STOCKS
--------------------------------------------------------------------------------
o American Century VP Mid Cap Value      o EQ/Montag & Caldwell Growth
  Fund                                   o EQ/Morgan Stanley Mid Cap Growth
o AXA Aggressive Allocation*             o EQ/Small Company Index
o AXA Moderate-Plus Allocation*          o EQ/T. Rowe Price Growth Stock
o AXA Tactical Manager 400 I             o EQ/Templeton Global Equity
o AXA Tactical Manager 500 I             o EQ/Van Kampen Comstock
o AXA Tactical Manager 2000 I            o Fidelity(R) VIP Contrafund(R)
o EQ/AllianceBernstein Small Cap           Porfolio
  Growth                                 o Fidelity(R) VIP Equity Income
o EQ/AXA Franklin Small Cap Value Core     Portfolio
o EQ/BlackRock Basic Value Equity        o Fidelity(R) VIP Mid Cap Portfolio
o EQ/Boston Advisors Equity Income       o Goldman Sachs VIT Mid Cap Value Fund
o EQ/Calvert Socially Responsible        o Invesco V.I. Financial Services Fund
o EQ/Capital Guardian Growth             o Invesco V.I. Mid Cap Core Equity Fund
o EQ/Common Stock Index                  o Invesco V.I. Small Cap Equity Fund
o EQ/Davis New York Venture              o Ivy Funds VIP Energy
o EQ/Equity 500 Index                    o Ivy Funds VIP Small Cap Growth
o EQ/Equity Growth PLUS                  o MFS(R) Investors Trust Series
o EQ/Franklin Templeton Allocation       o Multimanager Aggressive Equity
o EQ/GAMCO Small Company Value           o Multimanager Large Cap Value
o EQ/JPMorgan Value Opportunities        o Multimanager Mid Cap Value
o EQ/Large Cap Core PLUS                 o Multimanager Small Cap Growth
o EQ/Large Cap Growth Index              o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS               o Multimanager Technology
o EQ/Large Cap Value Index               o Oppenheimer Main Street Fund(R)/VA
o EQ/Large Cap Value PLUS                o PIMCO VIT CommodityRealReturn(R)
o EQ/Lord Abbett Growth and Income         Strategy Portfolio
o EQ/Lord Abbett Large Cap Core          o Target 2015 Allocation
o EQ/Mid Cap Index                       o Target 2025 Allocation
o EQ/Mid Cap Value PLUS                  o Target 2035 Allocation
                                         o Target 2045 Allocation
--------------------------------------------------------------------------------
INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Tactical Manager International I   o EQ/Oppenheimer Global
o EQ/AllianceBernstein International     o Invesco V.I. Global Real Estate Fund
o EQ/BlackRock International Value       o Invesco V.I. International Growth
o EQ/Global Multi-Sector Equity            Fund
o EQ/International Core PLUS             o MFS(R) International Value Portfolio
o EQ/International Growth                o Multimanager International Equity
--------------------------------------------------------------------------------
BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation                   o AXA Moderate Allocation
--------------------------------------------------------------------------------
                                        B
--------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation            o EQ/Money Market
o AXA Conservative-Plus Allocation       o EQ/PIMCO Ultra Short Bond
o EQ/AXA Global Bond PLUS                o EQ/Quality Bond PLUS
o EQ/Core Bond Index                     o Multimanager Core Bond
o EQ/Intermediate Government Bond Index  o Multimanager Multi-Sector Bond
o EQ/Long Term Bond                      o Templeton Global Bond Securities Fund
--------------------------------------------------------------------------------


The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make it a group "B" investment option. Please note that if you select the "Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target Allocation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

You may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.

ERISA CONSIDERATIONS FOR EMPLOYERS

If the employer's plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.

ALLOCATING YOUR CONTRIBUTIONS

Once your employer or you, whichever applies, have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that have been chosen, subject to any restrictions under the investment method you choose. Allocations to the guaranteed interest option are limited to no more than 25% of any contribution. Currently, we are relaxing this limitation. If we decide to change our limitations on allocations to the guaranteed interest, we will provide you with notice of at least 45 days.

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Also, you may choose special dollar cost averaging (described below) to allocate your contributions under your certificate. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your certificate's value" later in this prospectus.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

                                              Contract features and benefits  25

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SPECIAL DOLLAR COST AVERAGING

Special dollar cost averaging allows you to gradually allocate amounts by periodically transferring approximately the same dollar amount to up to 10 variable investment options you select. Periodic allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This program, however, does not guarantee that you will earn a profit or be protected against losses.


During the first five participation years, you may choose to allocate all or a portion of any eligible rollover or direct transfer contribution to the account for special dollar cost averaging. See "Contributions to your certificate" in "Contract features and benefits" for details on what contributions are eligible under both governmental employer EDC and TSA contracts.


Contributions into the account may not be transfers from other investment options. Also, on-going payroll contributions into the account are not permitted. Your initial allocation to the special dollar cost averaging program must be at least $2,000 and any additional contribution to that same time period must be at least $250.

You may have your account value transferred to any of the variable investment options available under the contract. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option.

We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Please note that any time period selected must begin before the fifth participation date anniversary. You may only have one time period in effect at any time and once you select a time period, you may not change it. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact one of our customer service representatives.

Contribution(s) made to the special dollar cost averaging program will be credited with the interest rate on the date the first contribution is received by AXA Equitable and allocated to the time period initially selected by you. Once the time period you selected has ended, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

The first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options and the guaranteed interest option according to your instructions.


The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts (including a loan request) from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may change your allocations for transfers from the account for special dollar cost averaging at any time. Also, you may ask us to cancel your participation in the program at any time.


UNALLOCATED ACCOUNT

When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.

The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.

DEATH BENEFIT

Your certificate provides a death benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to the greater of (i) your account value (less any outstanding loan and accrued loan interest) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, or
(ii) the standard death benefit. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balance (including any accrued, but unpaid, interest).

ENHANCED DEATH BENEFIT

For an additional annual fee you may elect the enhanced death benefit.

26  Contract features and benefits

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You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(R) Strategies contract. Additionally, to elect this benefit, you must be younger than age 76 when participation under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.

If you elect the enhanced death benefit, the death benefit is equal to the greater of:

    (a) your account value as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); or

    (b) the enhanced death benefit as of the date of your death.

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.

If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal. Appendix II at the end of this prospectus provides an example of how the enhanced death benefit is calculated.

HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).

Before purchasing certain optional benefits such as the enhanced death benefit for your certificate, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime required minimum distribution ("RMD") requirements which begin after age 70-1/2 for this certificate by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your optional benefits and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing certain optional benefits may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Tax information" later in this prospectus.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

For contributions allocated to the variable investment options, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option and the account for special dollar cost averaging, your refund will equal the amount of the contributions, plus any interest credited. Your refund will also be less any amounts in the loan reserve account. Some states require that we refund the full amount of the contribution (not including any investment gain or loss, or interest). Please see Appendix III for any state variations.

We may require that you wait six months before you apply for a certificate with us again if:

o you cancel your certificate during the free look period; or

o you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Please see "Surrender of your certificate to receive its cash value," later in this prospectus. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see "Tax information," later in this Propectus for possible consequences of cancelling your certificate.

                                              Contract features and benefits  27

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2. Determining your certificate's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging; and (iv) if you have taken a loan, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.

Your certificate also has a "cash value." At any time before annuity payments begin, your certificate's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) any outstanding loan plus accrued interest.

YOUR CERTIFICATE'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

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Units measure your value in each variable investment option.
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The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day's value for one unit. The number of your certificate units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, enhanced death benefit charge or third-party transfer or exchange charge, will reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.

YOUR CERTIFICATE'S VALUE IN THE GUARANTEED INTEREST OPTION AND THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the guaranteed interest option and the account for special dollar cost averaging at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

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3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o If your employer or you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior participation year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior participation year.


o If you transfer money from another financial institution into the guaranteed interest option during your first participation year, and if your employer or you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that participation year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.


Transfers into the guaranteed interest option would not be permitted if the requested transfer would result in more than 25% of your account value being allocated to the guaranteed interest option, based on your account value of the previous business day. Currently, we are relaxing this limitation. The restriction may or may not apply depending on the withdrawal charge schedule applicable to the group to which the group contract is issued. If we decide to change our limitations on transfers into the guaranteed interest option, we will provide you with notice of at least 45 days.

Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in "Disruptive transfer activity" below.

You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1) the certificate number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies

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present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner/participant is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected certificate. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner/ participant.

Contract owners/participants should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

AUTOMATIC TRANSFER OPTIONS

INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options. You may select an investment simplifier option if you are also using the special dollar cost averaging program.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you

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have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your certificate terminates.

REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semian nually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
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To be eligible for our rebalancing program, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office.

You may change your allocation instructions or cancel the program at any time.

For certificates with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the loan reserve account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans" in "Accessing your money," later in this prospectus.)

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4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available. EQUI-VEST(R) Strategies TSA participants may only withdraw amounts from their account value that are 100% vested, subject to the employer's approval, plan rules and applicable laws. (See "Forfeitures" below.) More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.

FORFEITURES

A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant's account value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the employer/trustee and us.

Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal charge" under "Charges and expenses" later in this prospectus.

METHOD OF WITHDRAWAL

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                     PARTIAL                                MINIMUM
  CONTRACT         WITHDRAWAL          SYSTEMATIC        DISTRIBUTION
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TSA               yes(1)(2)(3)        yes(1)(2)(3)         yes(2)(3)
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EDC               yes(1)(2)(3)        yes(1)(2)(3)         yes(2)(3)
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(1) Only if the certificate is not subject to withdrawal restrictions.
(2) Only if there are no outstanding loans.
(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.

PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of your employer's plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your certificate and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)

SYSTEMATIC WITHDRAWALS


If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.


You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed-dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.


(2) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.

(3) You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.


You may elect systematic withdrawals if:

o the plan permits it;

o your certificate is not subject to withdrawal restrictions; and

o your certificate does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

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LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS


(See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. Before electing an account-based withdrawal option, please refer to "Tax information," "Required minimum distributions" later in this prospectus. You may choose instead an annuity payout option.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding 403(b) plans and 457(b) EDC plans. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have an account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your certificate and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" later in this prospectus for your specific type of retirement arrangement.

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same participation year exceeds the 10% free withdrawal amount.

You may not elect the minimum distribution option if you have an outstanding loan under your certificate.

If you purchased your EQUI-VEST(R) Strategies TSA certificate via a direct transfer of funds from another 403(b) plan or contract and we were informed at the time of your purchase the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 70-1/2 or retiring.

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For certificates subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If these amounts are insufficient, we will subtract from your values in the account for special dollar cost averaging.

AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from a TSA certificate you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA certificate directly into an existing EQUI-VEST(R) NQ or ROTH IRA or an existing EQUI-VEST(R) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.

LOANS

If the plan permits, loans are available under a 403(b) plan or a governmental employer 457(b) EDC plan. Loans are available under the EQUI-VEST(R) Strategies contract only if requested by the employer. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to 403(b) plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. We do not permit loans under any TSA or governmental employer EDC certificate when the required minimum distribution automatic withdrawal option has been elected.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its designee, or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA certificates subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC certificates, the loan must be approved by your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the certificate, read the terms and conditions in the loan request form carefully and consult with a tax adviser before taking a loan. Also, see Appendix III later in this prospectus for any state restrictions you may be subject to if you take a loan.

We permit only one loan to be outstanding at any time.

A loan will not be treated as a taxable distribution unless:

o it exceeds limits of federal income tax rules; or

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o interest and principal are not paid when due; or

o in some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. When you take a loan, we will transfer to a "loan reserve account", an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). We will credit interest to the amount in the loan reserve account at a rate that is 2% lower than the loan interest rate that applies for the time your loan is outstanding. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee Table" for more information.

Loans are discussed further in "Tax information" later in this prospectus.

TERMINATION OF PARTICIPATION

Your participation under the EQUI-VEST(R) Strategies contract may be terminated by us and your account value paid to your employer if:

(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or

(4) the plan is no longer qualified under the Code and the EQUI- VEST(R) Strategies contract is terminated by us.

We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate your certificate.

The employer and, under certain circumstances, we may discontinue contributions under the EQUI-VEST(R) Strategies contract. Such discontinuance means that the employer will not permit any further salary deferral or employer contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by (i) transferring all the assets to another contract or (ii) withdrawing the forfeiture account and directing us to deal directly with the participants.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear. All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(R) Strategies offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract or your age at certificate issue. Also, certain payout options may not be available in certain states or with certain types of contracts.

Deferred annuity contracts such as EQUI-VEST(R) Strategies provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your certificate is annuitized, your EQUI-VEST(R) Strategies certificate and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST(R) Strategies certificate at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your EQUI-VEST(R) Strategies certificate guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your certificate and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract or the annu-


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itant's age at certificate issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.


ANNUITY PAYOUT OPTIONS
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Fixed annuity payout options              o Life annuity

                                          o Life annuity with period certain

                                          o Life annuity with refund certain

                                          o Period certain annuity
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Variable Immediate Annuity payout         o Life annuity
   option (as described in a
   separate prospectus for this           o Life annuity with period certain
   option)
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The EQUI-VEST(R) Strategies contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options and whether the actual rate of investment return is higher or lower than an assumed base rate.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges. The amount applied to provide an annuity payout option will reflect the application of a withdrawal charge (except in those limited circumstances set forth in "Withdrawal charge," under "Charges and Expenses" later in this prospectus.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. You must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate's maturity date. Your certificate's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the participation date anniversary that follows your 95th birthday. This may be different in some states. Please see Appendix III later in this prospectus for state variations.

We will send you a notice with your certificate statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers amount the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your certificate will be annuitized automatically using the normal form of annuity payout option. Currently, our normal form of annuity payout option is life annuity with a 10-year period certain.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for

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more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. In general, the longer the period over which we expect to make payments, the lower will be your payment for each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, your age (or your and the designated beneficiary's ages);

(4) in the case of a period certain annuity, the period selected; and

(5) the frequency of the payments.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

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5. Charges and expenses

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CHARGES UNDER THE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group between 0% to 1.15% of daily net assets attributable to all certificates under the group contract. Contracts will generally have a charge of 1.15%, 1.10%, 1.00%, 0.90%, 0.80%, 0.70%, 0.60%,
0.50%, 0.25%, 0.10% or zero.

Charges may be based on:

o the factors on which the mortality and expense risks charge and administration charges are based, including the size and type of the group;

o the plan provisions which may provide, among other things, the level of contributions including employer contributions and the frequency of benefit payments;

o whether we will be the sole contract provider;

o the level of services provided by your financial professional; and

o our sales-related expenses.

The charge may also be reduced for plans that reach predetermined levels of plan assets.

The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the certificate. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge.

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each participation year. We deduct the charge if your account value on the last business day of the participation year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. The charge is equal to $30 or, if less, 2% of your account value plus any amounts previously withdrawn during the participation year. We reserve the right to increase this charge to a maximum of $65. For particular groups, the charge may be waived or reduced for account values of less than $25,000 or the charge may also be waived entirely.

We will deduct a pro rata portion of the charge if you surrender your certificate, elect an annuity payout option or you die during the participation year.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the account for special dollar cost averaging. See Appendix III later in this prospectus for any state variations on how this charge is deducted.

Differences in this charge are due to variations in group characteristics including the total amount of plan assets. The charge is designed primarily to defray administrative expenses in connection with the issuing and daily administration of the contracts. We will determine the applicability of this charge pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER

We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible funding vehicle offered by another provider, or to another eligible plan. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant certificates under the contract. Transfers are subject to any required employer approval.

CHARGE FOR ENHANCED DEATH BENEFIT


If you elect the enhanced death benefit we deduct a charge annually from your account value on each participation date anniversary. The charge is equal to 0.15% of your account value.


The charge is deducted pro rata from the variable investment options and the guaranteed interest option. See Appendix III later in this prospectus for any state variations on how the charge for this benefit is deducted.

If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

WITHDRAWAL CHARGE

A withdrawal charge of up to 6% may apply as set forth in the contract and participation certificate.

For some groups, the withdrawal charge will apply on a participation year basis, applied to either the amount withdrawn or contributions

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withdrawn, (depending on the group). The withdrawal charge may also be based on a contract year basis. Under some group contracts, there will be no withdrawal charge. Differences in the basis and period for which and circumstances under which this charge applies are due to the total amount of plan assets under the contract, the frequency of the possible benefit payments as provided by the terms of the plan, other charges and fees under the contract and the compensation paid in connection with the sale of the contract. The basis, period of and circumstances under which the withdrawal charge applies will be determined pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

The withdrawal charge percentages may be different for certain group contracts.

If you participate in a contract in which the withdrawal charge is based on how long each contribution has been invested, the amount of the withdrawal charge we deduct is equal to a percentage of any contribution withdrawn attributable to contributions made during the current and, for example, five prior participation years measured from the date of the withdrawal. In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

o the account value after any withdrawal charge has been imposed (cash value), or:

o the 10% free withdrawal amount plus the contributions made before the current and, for example, five prior participation years that have not been previously withdrawn, plus 95% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

If you participate in a contract in which the withdrawal charge is determined on a contract year basis rather than a participant year basis, a withdrawal charge will apply to amounts withdrawn from the contract during a period of up to the first five contract years only if: (i) you transfer or directly roll over your account value to another annuity contract, employer designated funding vehicle or other funding vehicle permitted under tax laws, or (ii) the employer withdraws amounts from the contract and either transfers or directly rolls over the amount to another 403(b) employer-designated funding vehicle or transfers or distributes amounts in any other manner permitted under section 403(b) of the Code during the withdrawal charge period.

If you participate in a contract where the withdrawal charge is determined on a participation year basis, a withdrawal charge will not apply under the circumstances described as follows:

(1) each participation year you can withdraw up to 10% of your account value without paying a withdrawal charge (10% free withdrawal amount). The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the participation year; or

(2)  after five participation years and you are at least age 59-1/2; or

(3) you request a refund of an excess contribution within one month of the date on which the contribution is made; or

(4)  you die and the death benefit is made available to the beneficiary; or

(5) after five participation years if you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond your age 59-1/2 and allows no prepayment; or

(6) after three participation years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

(7) the amount withdrawn is applied to the election of a life contingent annuity payout option; or

(8) the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of your life expectancy, that allows no prepayment; or

(9) after five participation years, you have reached age 55 and have separated from service.

(10) The withdrawal is made to satisfy minimum distribution requirements.

(11) You elect a withdrawal that qualifies as a hardship (or unforeseeable emergency for EDC) withdrawal under the Code.


(12) You have qualified to receive Social Security disability benefits as certified by the Social Security Administration.


(13) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).

(14) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

     -- its main function is to provide skilled, intermediate, or custodial nursing care;

     --   it provides continuous room and board to three or more persons;

     --   it is supervised by a registered nurse or licensed practical nurse;

     --   it keeps daily medical records of each patient;

     --   it controls and records all medications dispensed; and

     --   its primary service is other than to provide housing for residents.

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The withdrawal charge will apply if the condition as described in items 12 through 14 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.

In addition, particular groups may receive the following waiver:

o You sever from employment with your employer.

See Appendix III, later in this prospectus for information on state availability and variations with respect to the withdrawal charge.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the account for special dollar cost averaging. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.

PLAN OPERATING EXPENSE CHARGE

Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense from your account value and to remit the amount withdrawn to either your Employer or your Employer's designee. The amount to be withdrawn is determined by your Employer; we will have no responsibility for determining that such amount is necessary and proper under the terms of your Employer's plan. We do not apply a withdrawal charge to the amounts withdrawn pursuant to these instructions.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o Management fees.

o 12b-1 fees.


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

VARIATIONS IN CHARGES

For certain groups offered the EQUI-VEST(R) Strategies contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the EQUI-VEST(R) Strategies contract, including a change in the standard death benefit or the minimum initial contribution requirements; and/or permitting additional circumstances under which the withdrawal charge is waived.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

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Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT


You designate your beneficiary when you apply for your certificate. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


EFFECT OF YOUR DEATH

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with check-writing privileges. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a check is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.

BENEFICIARY CONTINUATION OPTION

Upon your death, your beneficiary may generally elect to keep the certificate with your name on it and receive distributions under the certificate instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your certificate.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option:

o The certificate continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

o Loans will no longer be available.

o The standard death benefit and the enhanced death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in your certificate.

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o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the certificate in a lump sum.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

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7.  Tax information

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TAX INFORMATION AND ERISA MATTERS

OVERVIEW

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular employer's plan or contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax adviser before choosing EQUI-VEST(R) Strategies.

CHOOSING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(R) Strategies TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement below. Employers should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers should consider the annuity's features and benefits, such as EQUI-VEST(R) Strategies standard death benefit, enhanced death benefit, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include certain guaranteed benefits. Employers should consider the potential implication of these Regulations before choosing this annuity contract.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


SPECIAL RULES FOR TAX-FAVORED RETIREMENT PLANS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o participation and coverage;

o nondiscrimination;

o vesting and funding;

o limits on contributions, distributions, and benefits;

o withholding;

o reporting and disclosure; and

o penalties.

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State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules. It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.
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ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS

You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) plan or governmental employer 457(b) EDC plan as well as contributions you make to other eligible retirement plans or to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax. To take advantage of this

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"saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($55,500, after cost of living adjustment for 2010). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make contribution including extensions.


TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)

GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. The IRS has announced relief measures for failure to have a written plan finalized by the beginning of 2009, as long as the written plan is adopted by December 31, 2009, and the plan operates in accordance with the 2007 Regulations beginning by January 1, 2009.

As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) Strategies TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.

GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST(R) Strategies TSA contract:

o annual contributions made through the employer's payroll; or

o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan to plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction

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agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code, which are made on an after-tax basis.

Some employer contributions may be subject to vesting under the employer's plan.


The annual limit on employer and employee contributions on behalf of an employee to defined contribution plans of an employer for 2010 is the lesser of $49,000 (after adjustment for cost of living changes) or 100% of compensation. When figuring out the contribution limit you have to:


o include reallocated forfeitures and voluntary nondeductible employee contributions;

o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and


o disregard compensation or earned income of more than a specified amount. This amount is $245,000 for 2010. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 403(b) plan or other cash or deferred arrangement are limited to $16,500 for 2010, and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 401(k) plans. If the plan permits, an individual who is at least age 50 at any time during 2010 can make up to $5,500 additional salary reduction contributions for 2010.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o reaching age 59-1/2 even if still employed; or

o disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) EDC plan) may be directly rolled over to a 403(b) TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA.

DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan or a 401(k) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under a 403(b) plan or a 401(k) plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan or a 401(k) plan.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and

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other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS

GENERAL

Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.

WITHDRAWAL RESTRICTIONS -- SALARY REDUCTION CONTRIBUTIONS

You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59-1/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same State employer).

These restrictions do not apply to the amount directly transferred to your TSA certificate that represents your December 31, 1988, account balance attributable to a 403(b) annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts directly transferred to your TSA certificate in a contract exchange under the same plan or a direct transfer from another 403(b) plan.

If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer's plan.

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Withdrawals from a designated Roth account in a TSA contract are subject to these withdrawal restrictions.

WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS

Amounts attributable to employer contributions are subject to withdrawal restrictions. Under the 2007 Regulations, these rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable. The plan may also impose withdrawal restrictions on employer contributions and related earnings.

EXCEPTIONS TO WITHDRAWAL RESTRICTIONS

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.

TAX TREATMENT OF DISTRIBUTIONS FROM TSAS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA certificate, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA certificate, we assume that all amounts distributed from your TSA certificate are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse may also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

LOANS FROM TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public employee deferred compensation plans (EDC Plans)" later in this prospectus.

If the plan permits, loans are available from a 403(b) plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax requirements apply even if the plan is not subject to ERISA. Please see Appendix III later in this prospectus for any state rules that may affect loans.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

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We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) Strategies TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) EDC plan, a traditional IRA or a TSA. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.


The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.


NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan.

ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may only be rolled over to a designated Roth account under another 403(b) plan or a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth after-tax contribution account under a 403(b) plan or 401(k) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) plan or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.

DISTRIBUTION REQUIREMENTS

TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.

SPOUSAL CONSENT RULES

If ERISA rules apply to your TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when

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you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the participant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the participant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)


SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code include governmental entities such as states, municipalities and state agencies (governmental employer). Since EQUI-VEST(R) Strategies is open only to governmental employer EDC plans, no rules applicable to tax-exempt employees are discussed.


An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.


CONTRIBUTION LIMITS. The maximum contribution for 2010 is the lesser of $16,500 or 100% of includible compensation.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $33,000 for 2010.

If the plan permits, an individual at least age 50 at any time during 2010 may be able to make up to $5,500 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.


ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, severs from employment with the employer or is faced with an unforeseeable emergency. Under Treasury Regulations, amounts may also be distributed on plan termination. Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to

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withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan, because the funds are accounted for separately.

DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to TSAs. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

TAX TREATMENT OF DISTRIBUTIONS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions.

TAX-DEFERRED ROLLOVERS. A participant in a governmental employer EDC plan, or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b) plan, or traditional
IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.


Distributions from a governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


LOANS. Same as for TSAs. (See "Loans from TSAs" under "Distributions from TSAs" earlier in this prospectus.)

BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS


If you are a participant in a 403(b) plan or a governmental employer EDC plan, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.


Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, including 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION

Generally, 403(b) plan and 457(b) EDC plan participants must take the first required minimum distribution for the calendar year in which the participant turns age 70-1/2. However, 403(b) plan and 457(b) EDC plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 70-1/2, as follows:

o For 403(b) plan and 457(b) EDC plan participants who have not retired from service with the employer who provided the funds for this TSA or EDC contract by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.

The first required minimum distribution is for the calendar year in which you turn age 70-1/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70-1/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum

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distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your TSA account or EDC account as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR RETIREMENT PLANS?

No, if you want, you can choose a different method for each of your retirement plans. For example, you can choose an annuity payout from your TSA certificate, a different annuity payout from a qualified plan, and an account-based annual withdrawal from an IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR CERTIFICATE BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our required minimum distribution (RMD) automatic withdrawal option. Otherwise, you will be responsible each year for asking us to pay the required minimum distribution withdrawal to you.

The IRS will let you calculate the required minimum distribution for each TSA that you maintain, using the method that you picked for that particular 403(b) funding vehicle. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall 403(b) plan required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSA contracts or custodial accounts that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans or TSAs to the amounts you have to take from your traditional IRAs and vice-versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA contract or custodial account that you own. Note that in the case of an EDC plan the distribution must be taken annually from the EDC contract.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

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NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(R) Strategies processing and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST(R) Strategies TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

We might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal with-

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holding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $24,960 in periodic annuity payments in 2010 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a TSA or governmental employer 457(b) EDC plan which is not an eligible rollover distribution we generally withhold at a flat 10% rate.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA or governmental employer EDC plan. If a non-periodic distribution from a TSA or governmental employer EDC plan is not an "eligible rollover distribution" then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from governmental employer 457(b) EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer 457(b) EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o hardship withdrawals or for EDC, unforseeable emergency withdrawals; or

o corrective distributions which fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant current spouse or former spouse.

A death benefit payment to the plan participant surviving spouse, or a qualified domestic relations order distribution to the plan participant current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

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8. More information

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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. We may invest the assets of Separate Account A in any investment permitted by applicable law. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to close a variable investment option to transfers and contributions.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The interests under the contract in the general account are issued by AXA Equitable. Interests in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

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We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

     - on a non-business day:
     - after 4:00 PM, ET on a business day; or
     - after an early close of regular trading on the NYSE on a business day.


o When a charge is to be deducted on a participation date anniversary that is a non-business day, we will deduct the charge on the next business day.


o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Contributions made to the special dollar cost averaging program will be credited with the interest rate in effect on the date the first contribution is received by us and allocated to the time period initially selected by you.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o the election of trustees;

o the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the

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regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change the terms of the contract and any certificate thereunder without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract and any certificate thereunder must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a participant's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.

FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

The owner may not assign a contract or certificate for any purpose.

You cannot assign a certificate as security for a loan or other obligation. Loans from account value, however, are permitted unless restricted by the employer.

FUNDING CHANGES

The employer or trustee can change the funding vehicle for the plan.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as the principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers").

AXA Equitable pays compensation to AXA Advisors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

AXA Advisors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. AXA Advisors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(R) Strategies on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Advisors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Advisors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Advisors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

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AXA Advisors receives 12b-1 fees from the portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.

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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90% and 0.50%. The unit values and number of units outstanding for contracts offered under Separate Account A with daily asset charges of 0.70% are available in the Statement of Additional Information. To request a copy of the Statement of Additional Information, please contact our Processing Office. At the date of this Prospectus, unit values and number of units outstanding for contracts offered under Separate Account A with asset based charges of 0.00%, 0.10%, 0.25%, 0.60%, 0.80%, 1.00%, 1.10% and 1.15% did not exist. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                         2000     2001     2002      2003      2004     2005      2006      2007     2008      2009
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --        --        --       --   $104.60
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --        --       --         1
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --   $109.27   $121.06  $129.64   $151.47   $159.36  $ 96.03   $121.13
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        1         5         9       19        70
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --   $102.27   $107.45  $109.09   $115.00   $120.57  $106.32   $115.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        1         1         2        3        12
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --   $104.26   $111.33  $113.91   $122.77   $128.34  $102.48   $116.20
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        2         4         7       10        28
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $183.99   $201.66   $212.90  $159.75   $185.70
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       56        60        67       64       113
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --   $108.08   $119.63  $126.46   $143.50   $151.29  $102.29   $123.62
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --         1        6        16        35       59       160
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $147.18   $180.59   $200.46  $ 98.14   $123.91
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       28        31        36       35        45
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $179.44   $194.31   $225.25  $123.85   $166.93
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       11        11        12       10        11
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --   $108.37   $ 98.12  $ 64.76   $ 82.29
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --        --        1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $126.07  $131.84  $108.89   $141.57   $155.12  $158.27   $189.64   $194.62  $122.36   $157.97
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         3         1        4         4        12       12        22
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --  $ 76.66   $ 97.27   $117.26  $128.80   $160.43   $175.18  $ 98.96   $127.74
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         5        --       10        14        20       21        36
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --   $107.08  $112.64   $129.46   $133.03  $ 89.25   $ 98.66
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        1         1         2        3         8
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $103.69  $ 87.65  $ 63.89   $ 81.01   $ 83.16  $ 89.61   $ 93.45   $103.84  $ 56.37   $ 73.12
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        2         3         3        4         4
------------------------------------------------------------------------------------------------------------------------------------


I-1 Appendix I: Condensed financial information

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                           www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                         2000     2001     2002      2003      2004     2005      2006      2007     2008      2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --  $ 54.67   $ 67.15   $ 70.23  $ 73.16   $ 77.86   $ 81.39  $ 48.06   $ 63.56
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        1         1         1        3         7
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $206.24   $226.80   $233.16  $130.18   $165.98
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       65        65        67       57        62
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --  $107.54   $110.17   $113.65  $115.13   $118.73   $121.31  $109.47   $111.40
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        3         4         6        7        13
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --        --   $ 97.21  $ 58.56   $ 77.00
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         1        3         6
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $197.59   $225.93   $235.57  $146.69   $183.42
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       23        26        28       27        42
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --  $105.94  $ 92.92   $120.75   $132.24  $145.08   $157.18   $177.63  $105.11   $133.13
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         3         1       11        16        21       29        41
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --   $104.43   $105.62  $ 71.38   $ 92.33
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         7        6         8
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --        --   $ 95.43  $ 59.69   $ 75.98
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         1        3         6
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --   $113.34  $117.17   $137.99   $149.46  $102.70   $143.97
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        1         2         5        8        18
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $ 97.60   $100.03   $108.35  $114.34   $115.54
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         1        5         7
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $118.14  $111.05  $103.54   $160.00   $196.10  $258.05   $295.50   $415.87  $175.77   $261.39
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        2         6         9        9        13
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $151.99   $155.73   $165.32  $170.15   $165.19
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        3         3         3        3         3
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --  $ 68.67   $ 90.25   $101.61  $117.94   $139.38   $159.14  $ 86.97   $116.64
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        4         5         5        6        10
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $104.17  $ 96.20  $ 77.17   $ 96.98   $106.52  $109.75   $130.93   $128.17  $ 76.49   $100.30
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        1         1        --       --         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $102.99  $ 85.75  $ 67.12   $ 81.18   $ 89.62  $ 95.21   $106.56   $109.70  $ 68.05   $ 85.32
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        1         1         1        1         3
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $ 94.27  $ 70.28  $ 48.46   $ 59.16   $ 63.54  $ 72.38   $ 71.34   $ 80.58  $ 50.89   $ 68.69
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         3         1        4         6         9        9        11
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $133.82  $ 87.46  $ 56.92   $ 72.94   $ 81.41  $ 87.96   $104.93   $120.23  $ 73.59   $ 98.35
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --        4         4        --        5        26        26       24        23
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-2

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THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                         2000     2001     2002      2003      2004     2005      2006      2007     2008      2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --  $ 95.39  $ 81.63   $104.15   $117.09  $122.34   $147.18   $139.36  $ 78.71   $ 94.08
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         5         1       13        18        72       61        63
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $106.30   $123.48   $126.61  $ 79.59   $ 93.16
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --         1         1        5         8
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $100.13  $ 85.92  $ 69.42   $ 98.80   $113.60  $119.75   $132.35   $141.69  $ 71.21   $ 96.16
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         4         1       15        19        24       25        43
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $108.31  $111.62  $ 94.35   $124.60   $145.52  $160.54   $144.61   $141.01  $ 84.45   $113.69
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         3         1        5        16        19       14        31
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                            $111.13  $114.06  $114.42   $114.04   $113.89  $130.47   $135.41   $140.86  $142.90   $142.03
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --         2        1        19        26       27        25
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --   $104.76  $109.43   $117.07   $140.16  $ 93.21   $119.84
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         1        1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --   $107.25   $108.03  $ 66.27   $ 82.17
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --         1         1        1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --   $111.10   $116.38  $ 68.34   $ 93.87
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         1        1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $ 99.64   $ 99.13   $109.51  $104.14   $111.46
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --         4         7       15        20
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $164.70   $169.90   $176.45  $163.80   $172.52
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --        5         4         6        4         8
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --  $ 81.92   $118.42   $138.09  $142.68   $166.44   $161.92  $105.69   $132.11
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1        --        5         6         7        8        19
------------------------------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --   $111.33  $114.73   $109.14   $115.97  $ 66.42   $ 93.88
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --         4        4        10
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --   $107.73   $108.98  $ 63.91   $ 82.36
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --         1         1        1         3
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $104.60   $120.15   $116.08  $ 72.53   $ 92.30
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --         1         1        1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --  $124.11   $134.38   $163.01  $ 85.09   $132.45
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --         1         3        4        11
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --       --        --        --       --        --        --       --   $ 53.16
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --        --        --       --        --        --       --        19
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --       --  $107.20   $110.22   $113.47  $114.42   $117.67   $123.90  $125.82   $135.05
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --       --       --         1         1        2         2         3        3         6
------------------------------------------------------------------------------------------------------------------------------------


I-3 Appendix I: Condensed financial information

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                           www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                         2000     2001     2002      2003      2004     2005      2006      2007     2008      2009
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --    $ 78.42   $104.39   $121.98  $139.55   $173.31   $193.09  $100.97   $130.00
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --         1         1        2         4         5        7         8
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --    $ 79.44   $103.20   $117.02  $124.20   $146.87   $150.84  $ 93.50   $113.84
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --        2         2         3        4         4
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --    $ 62.27   $ 86.54   $ 95.83  $102.93   $111.81   $123.99  $ 69.33   $ 97.40
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --         1        --        3         3         4        4         4
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --    $ 74.03   $103.15   $117.75  $125.26   $142.42   $141.27  $ 89.64   $128.24
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --         1        --        2         2         3        3         5
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --         --        --        --  $144.66   $157.99   $161.88  $123.02   $134.01
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --        4         4         5        4         5
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --         --        --   $114.70  $122.18   $133.44   $137.10  $ 78.65   $104.86
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --        1         1         3        2         3
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --    $114.07   $155.30   $180.23  $186.98   $215.15   $192.22  $118.36   $148.28
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --         2         1        9        10        13       12        12
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --    $ 56.89   $ 88.87   $ 92.46  $101.96   $108.42   $127.01  $ 66.61   $104.59
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --         1        --        6         6         6        5         7
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --         --        --        --       --   $108.47   $115.27  $ 79.42   $ 94.68
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --       --        --         1        3         6
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --         --        --        --       --   $109.42   $116.42  $ 74.97   $ 91.54
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --       --        --        --        1         5
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --         --        --        --       --   $110.31   $117.39  $ 72.08   $ 89.69
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --       --        --         1        2         4
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               --       --         --        --        --       --   $111.10   $118.69  $ 69.01   $ 87.37
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)      --       --         --        --        --       --        --        --        1         4
------------------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information I-4

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2002         2003       2004        2005        2006        2007       2008       2009
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --          --          --         --    $104.73
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --     $109.38     $121.67     $130.82     $153.46     $162.11    $ 98.08    $124.22
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --          1          2
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --     $102.37     $108.00     $110.08     $116.51     $122.65    $108.60    $118.67
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --     $104.36     $111.89     $114.94     $124.39     $130.56    $104.67    $119.17
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $103.11     $109.30    $ 82.34    $ 96.11
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --     $108.19     $120.23     $127.61     $145.39     $153.90    $104.47    $126.77
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --          3          5
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $105.97     $118.10    $ 58.05    $ 73.60
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --           1          1         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $103.84     $120.87    $ 66.73    $ 90.30
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --           1         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $108.50     $ 98.64    $ 65.36    $ 83.39
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 88.81     $115.93     $127.54     $130.65     $157.18     $158.23    $ 99.88    $129.48
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 62.51     $ 79.64     $ 96.39     $106.30     $132.94     $145.75    $ 82.67    $107.14
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --     $107.17     $113.20     $130.62     $134.77    $ 90.78    $100.76
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 57.22     $ 72.85     $ 75.08     $ 81.24     $ 85.06     $ 94.90    $ 51.72    $ 67.36
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 47.88     $ 59.05     $ 62.01     $ 64.85     $ 69.30     $ 72.73    $ 43.13    $ 57.26
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $104.17     $107.52    $ 60.28    $ 77.16
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --           2          1          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $108.01     $111.09     $115.07     $117.03     $121.18     $124.31    $112.63    $115.08
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --          --     $ 97.46    $ 58.95    $ 77.82
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------


I-5 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2002         2003       2004        2005        2006       2007       2008       2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --           --          --     $103.22    $108.06    $ 67.56    $ 84.82
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $93.38     $121.84      $133.98     $147.58     $160.53    $182.16    $108.22    $137.63
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --          1          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --           --          --     $104.56    $106.18    $ 72.05    $ 93.57
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --           --          --          --    $ 95.67    $ 60.08    $ 76.79
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --      $113.44     $117.75     $139.23    $151.41    $104.46    $147.03
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --          1          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --           --     $ 97.69     $100.53    $109.34    $115.84    $117.53
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $70.62     $109.56      $134.82     $178.13     $242.92    $343.25    $145.67    $217.50
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --           --          --     $100.44    $107.06    $110.63    $107.84
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $61.65     $ 81.36      $ 91.97     $107.18     $127.17    $145.80    $ 80.00    $107.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --          1          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $78.07     $ 98.51      $108.69     $112.39     $134.61    $132.31    $ 79.29    $104.38
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $64.03     $ 77.76      $ 86.19     $ 91.93     $103.30    $106.78    $ 66.51    $ 83.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $44.22     $ 54.21      $ 58.46     $ 66.85     $ 66.16    $ 75.03    $ 47.58    $ 64.48
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --          1          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $35.99     $ 46.31      $ 51.89     $ 56.29     $ 60.37    $ 69.45    $ 42.68    $ 57.27
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $89.18     $114.24      $128.95     $135.28     $163.40    $155.34    $ 88.09    $105.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --          --           --     $105.59     $124.31    $127.98    $ 80.78    $ 94.93
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $71.73     $102.49      $118.33     $125.23     $138.97    $149.37    $ 75.38    $102.20
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --          1
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $95.25     $126.30      $148.09     $164.04     $183.59    $179.75    $108.09    $146.11
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --          --           --          --          --         --         --          1
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-6

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2002         2003       2004        2005        2006       2007       2008       2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $100.76    $105.25    $107.20     $106.97
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --     $104.85     $109.97     $118.12    $141.99    $ 94.81     $122.39
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $107.38    $108.61    $ 66.89     $ 83.28
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $111.23    $116.99    $ 68.98     $ 95.14
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --     $ 99.91     $ 99.80    $110.69    $105.68     $113.57
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $100.81    $105.12    $ 97.98     $103.61
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 82.28     $119.41     $139.82     $145.04     $169.88    $165.93    $108.75     $136.48
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --     $111.43     $115.29     $110.11    $117.48    $ 67.56     $ 95.88
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $107.79    $109.56    $ 64.51     $ 83.47
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --     $104.88     $120.95    $117.33    $ 73.61     $ 94.05
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --     $124.44     $135.28    $164.77    $ 86.36     $134.96
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --           1
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 79.66     $101.56     $113.31     $120.59     $126.14    $136.76    $ 99.59     $ 64.15
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $107.64     $111.11     $114.85     $116.28     $120.06    $126.94    $129.41     $139.47
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 78.74     $105.24     $123.46     $141.82     $176.83    $197.82    $103.86     $134.26
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 79.76     $104.03     $118.45     $126.22     $149.85    $154.53    $ 96.17     $117.57
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 62.53     $ 87.24     $ 96.99     $104.60     $114.09    $127.03    $ 71.31     $100.60
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 74.33     $103.99     $119.18     $127.30     $145.32    $144.72    $ 92.21     $132.45
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------


I-7 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2002         2003       2004        2005        2006       2007       2008       2009
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $102.63    $105.59    $  80.57  $ 88.11
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --     $114.80     $122.78     $134.64    $138.89    $  80.00  $107.09
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $108.77     $148.68     $173.24     $180.45     $208.48    $187.01    $ 115.62  $145.43
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 57.12     $ 89.59     $ 93.59     $103.61     $110.62    $130.12    $  68.52  $108.02
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --        1
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $108.60    $115.88    $  80.16  $ 95.96
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $109.56    $117.04    $  75.68  $ 92.77
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $110.45    $118.01    $  72.76  $ 90.90
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                     --          --          --          --     $111.24    $119.32    $  69.65  $ 88.55
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)            --          --          --          --          --         --          --       --
------------------------------------------------------------------------------------------------------------------------------------





                                 Appendix I: Condensed financial information I-8

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                           www.axa-equitable.com/green

Appendix II: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the enhanced death benefit, the death benefit is equal to
(i) your account value, or (ii) the standard death benefit, less any outstanding loan balance (including any accrued, but unpaid loan interest). The standard death benefit is equal to your total contributions, adjusted for withdrawals, including any withdrawal charges and taxes that may apply. If you elect the enhanced death benefit, the death benefit is equal to (i) the account value, or
(ii) the enhanced death benefit as of the date of your death, whichever provides the highest amount.

Please see "Death benefit" under "Contract features and benefits" earlier in this prospectus for more detailed information.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no loans or withdrawals, the death benefit for a participant age 45 would be calculated as follows:

---------------------------------------------------------------------------------------------
  END OF PARTICIPATION
         YEAR               ACCOUNT VALUE(1)        CONTRIBUTION      ENHANCED DEATH BENEFIT
---------------------------------------------------------------------------------------------
            1                 $105,000(2)             $100,000             $100,000
---------------------------------------------------------------------------------------------
            2                 $115,500(2)                                  $100,000
---------------------------------------------------------------------------------------------
            3                 $129,360(2)                                  $129,360(2)
---------------------------------------------------------------------------------------------
            4                 $103,488                                     $129,360(3)
---------------------------------------------------------------------------------------------
            5                 $113,837                                     $129,360(3)
---------------------------------------------------------------------------------------------
            6                 $127,497                                     $129,360(3)
---------------------------------------------------------------------------------------------
            7                 $127,497                                     $129,360(3)
---------------------------------------------------------------------------------------------
            8                 $133,872(2)                                  $129,360
---------------------------------------------------------------------------------------------
            9                 $147,259                                     $147,259(4)
---------------------------------------------------------------------------------------------

The account values for participation years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%, 5.00%
and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1) If the enhanced death benefit was not elected, the death benefit on each participation date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the enhanced death benefit was elected, at the end of participation years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in participation year 3, the enhanced death benefit is increased to equal the account value.

(3) At the end of participation years 4, 5, 6 and 7, the death benefit would be equal to the enhanced death benefit since it is higher than the account value. Also, at the end of participation year 6, no adjustment would be made to the enhanced death benefit, since the enhanced death benefit is higher than the account value.

(4) At the end of participation year 9, the enhanced death benefit would be increased to the account value, since the account value on the participation date anniversary is higher than the current enhanced death benefit.

II-1 Appendix II: Death benefit example

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                           www.axa-equitable.com/green

Appendix III: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(R) STRATEGIES EMPLOYER-SPONSORED RETIREMENT PROGRAMS FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                  CONTRACT TYPE          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   See "Annual administrative charge"     All contract types     The annual administrative charge will
                in the "Charges under the contracts"                          not be deducted from amounts allo-
                section under "Charges and                                    cated to the guaranteed interest
                expenses"                                                     option.

                See "Withdrawal charge" in the                                Waivers (12), (13), and (14) are not
                "Charges under the contracts" sec-                            available.
                tion under "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE   See "Withdrawal charge" in the         All contract types     Waiver (14) regarding the definition
                "Charges under the contracts" sec-                            of a nursing home is changed to:
                tion under "Charges and expenses"                             A nursing home for this purpose
                                                                              means one that is (a) approved by
                                                                              Medicare as a provider of skilled
                                                                              nursing care service, or qualified to
                                                                              receive approval of Medicare ben-
                                                                              efits, or (b) operated pursuant to law
                                                                              as a skilled nursing care service.
                                                                              The second bulleted item under
                                                                              Waiver (14) in this section is revised
                                                                              as follows:

                                                                              o it provides continuous room and board
------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Your annuity payout options"      TSA 403(b) contracts   The fixed life annuity and Variable
                under "Accessing your money"                                  Immediate Annuity payout options
                                                                              are not available.

                See "Selecting an annuity payout       TSA 403(b) contracts   The maximum maturity date is the
                option" in the "Accessing your                                contract date anniversary that follows
                money" section.                                               the annuitant's 90th birthday.

                                                                              In the fifth paragraph in this section,
                                                                              the second line in the paragraph "(1)
                                                                              the amount applied to purchase the
                                                                              annuity;" is deleted in its entirety and
                                                                              \replaced with the following:

                                                                              (1) The amount applied to provide
                                                                              the annuity will be: (a) the account
                                                                              value for any life annuity form or (b)
                                                                              the cash value for any period certain
                                                                              annuity form except that, if the
                                                                              period certain is more than five years,
                                                                              the amount applied will be no less
                                                                              than 95% of the account value.

                See "Charge for third-party transfer   TSA 403(b) contracts   The charge for third-party transfer or
                or exchange" in the "Charges and                              exchange will not be deducted from
                expenses" section.                                            amounts allocated to the guaranteed
                                                                              interest option.
------------------------------------------------------------------------------------------------------------------------


    Appendix III: State contract availability and/or variations of certain features and benefits III-1

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                           www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                  CONTRACT TYPE          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
               See "Annual administrative charge"     TSA 403(b) contracts   The annual administrative charge will not be deducted
               in the "Charges under the contracts"                          from amounts allocated to the guaranteed interest
               section under "Charges and                                    option.
               expenses"

                                                                             The maximum charge for the annual administrative charge
                                                                             is $30.

               See "Charge for enhanced death         TSA 403(b) contracts   The charge for the enhanced death benefit, if elected,
               benefit" in the "Charges under the                            will not be deducted from amounts allocated to the
               contracts" section under "Charges                             guaranteed interest option.
               and expenses"

               See "Withdrawal charge" in the         TSA 403(b) contracts   Waiver (12) is revised as follows: You have qualified
               "Charges under the contracts" sec-                            to receive Social Security disability benefits as
               tion under "Charges and expenses"                             certified by the Social Security Administration or you
                                                                             are totally disabled. Total disability is your
                                                                             incapacity, resulting from injury or disease, to
                                                                             engage in any occupation for remuneration or profit.
                                                                             Such total disability must be certified as having been
                                                                             continuous for a period of at least six months prior
                                                                             to notice of claim and you must continue to be deemed
                                                                             totally disabled.

                                                                             Written notice of claim must be given to us during
                                                                             your lifetime and during the period of total
                                                                             disability prior to each withdrawal. Along with the
                                                                             Notice of Claim, you must submit acceptable proof of
                                                                             disability. Such proof of disability must be either
                                                                             (a) evidence of Social Security disability
                                                                             determination or (b) a statement from an independent
                                                                             U.S. licensed physician stating that you meet the
                                                                             definition of total disability as stated above. Such
                                                                             certification must be resubmitted every 12 months.
                                                                             Failure to furnish proof of disability within the
                                                                             required time will not reduce any claim if it was not
                                                                             reasonably possible to give proof within such time.
                                                                             Such proof must be furnished as soon as reasonably
                                                                             possible and in no event, except in the absence of
                                                                             legal capacity, later than one year from the time
                                                                             proof is otherwise required.
------------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA   See "Your right to cancel within a     All contract types     To exercise your cancellation right, you must return
               certain number of dates" in "Con-                             the certificate directly to our processing office
               tract features and benefits"                                  within 20 days after you receive it.
------------------------------------------------------------------------------------------------------------------------------------


III-2 Appendix III: State contract availability and/or variations of certain features and benefits

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                           www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                   CONTRACT TYPE          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------
OREGON         See "Selecting an annuity payout        All contract types     You can choose the date annuity
               option" in the "Your annuity payout                            payments are to begin, but it may not
               options" section under "Accessing                              be prior to the date withdrawal
               your money"                                                    charges no longer apply.

               See "Loans" in "Accessing your          All contract types     Taking a loan in excess of the Internal
               money"                                                         Revenue Code limits may result in
                                                                              adverse tax consequences. Please
                                                                              consult your tax adviser before taking
                                                                              a loan that exceeds the Internal Rev-
                                                                              enue Code limits.

               See "Charge for third-party transfer    All contract types     The 3rd sentence in this paragraph is
               or exchange" in the "Charges and                               replaced with the following: The
               expenses" section.                                             maximum charge is $25 per occur-
                                                                              rence per participant.
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   See "Loans" under "Accessing your       All contract types     Taking a loan in excess of Internal
               money"                                                         Revenue Code limits may result in
                                                                              adverse tax consequences. Please
                                                                              consult your tax adviser before taking
                                                                              a loan that exceeds the Internal Rev-
                                                                              enue Code limits.

               See "Withdrawal charge" in the          All contract types     The first sentence in Waiver (14) is
               "Charges under the contracts" sec-                             replaced with the following:
               tion under "Charges and expenses"
                                                                              "You have been confined to a nursing
                                                                              home for up to a 90 day period (or
                                                                              such other period, if required in your
                                                                              state) as verified by a licensed physi-
                                                                              cian. This 90-day period, also known
                                                                              as an "elimination period" may be
                                                                              satisfied by confinement in one or
                                                                              more nursing home facilities, subject
                                                                              to the terms and conditions of this
                                                                              contract. A new elimination period
                                                                              will be applied only if more than six
                                                                              months have elapsed since the previ-
                                                                              ous confinement or if the
                                                                              confinement is due to a new or non-
                                                                              related cause.
------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND   See "Your right to cancel within a      All contract types     To exercise your cancellation right,
               certain number of dates" in "Con-                              you must return the certificate
               tract features and benefits"                                   directly to our processing office
                                                                              within 20 days after you receive it.
------------------------------------------------------------------------------------------------------------------------
TEXAS          See "How you can purchase and           TSA 403(b) Contracts   The $2,500,000 limitation on the
               contribute to your contract" in "Con-                          sum of all contributions under all
               tract features and benefits"                                   AXA Equitable annuity accumulating
                                                                              contracts with the same owner or
                                                                              annuitant does not apply.

               See "Annual Administrative charge"      All contract types     The annual administrative charge will
               in the "Charges under the contracts"                           not be deducted from amounts allo-
               section under "Charges and                                     cated to the guaranteed interest
               expenses"                                                      option.
------------------------------------------------------------------------------------------------------------------------


    Appendix III: State contract availability and/or variations of certain features and benefits III-3

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                           www.axa-equitable.com/green


---------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                    CONTRACT TYPE          AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------------------------------
               See "Loans" in "Accessing your           All contract types     Taking a loan in excess of the Internal
               money"                                                          Revenue Code limits may result in
                                                                               adverse tax consequences. Please
                                                                               consult your tax adviser before taking
                                                                               a loan that exceeds the Internal Rev-
                                                                               enue Code limits.
---------------------------------------------------------------------------------------------------------------------------
VERMONT        See "Loans" under "Accessing your        All contract types     Taking a loan in excess of Internal
               money"                                                          Revenue Code limits may result in
                                                                               adverse tax consequences. Please
                                                                               consult your tax adviser before taking
                                                                               a loan that exceeds the Internal Rev-
                                                                               enue Code limits.
---------------------------------------------------------------------------------------------------------------------------
WASHINGTON     See "Annual Administrative charge"       All contract types     The annual administrative charge will
               in the "Charges under the contracts"                            not be deducted from amounts allo-
               section under "Charges and                                      cated to the guaranteed interest
               expenses"                                                       option.

               See "Withdrawal Charge" in the           All contract types     Waiver (12) is revised as follows: You
               "Charges under the contract" sec-                               have qualified to receive Social Secu-
               tion under "Charges and expenses"                               rity disability benefits as certified by
                                                                               the Social Security Administration or
                                                                               you are totally disabled. Total disabil-
                                                                               ity is your incapacity, resulting from
                                                                               injury or disease, to engage in any
                                                                               occupation for remuneration or
                                                                               profit. Such total disability must be
                                                                               certified as having been continuous
                                                                               for a period of at least six months
                                                                               prior to notice of claim and you must
                                                                               continue to be deemed totally dis-
                                                                               abled.

                                                                               Written notice of claim must be given
                                                                               to us during your lifetime and during
                                                                               the period of total disability prior to
                                                                               each withdrawal. Along with the
                                                                               Notice of Claim, you must submit
                                                                               acceptable proof of disability. Such
                                                                               proof of disability must be either (a)
                                                                               evidence of Social Security disability
                                                                               determination or (b) a statement
                                                                               from an independent U.S. licensed
                                                                               physician stating that you meet the
                                                                               definition of total disability as stated
                                                                               above. Such certification must be
                                                                               resubmitted every 12 months. Failure
                                                                               to furnish proof of disability within
                                                                               the required time will not reduce any
                                                                               claim if it was not reasonably pos-
                                                                               sible to give proof within such time.
                                                                               Such proof must be furnished as soon
                                                                               as reasonably possible and in no
                                                                               event, except in the absence of legal
                                                                               capacity, later than one year from the
                                                                               time proof is otherwise required.
---------------------------------------------------------------------------------------------------------------------------


III-4 Appendix III: State contract availability and/or variations of certain features and benefits

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                           www.axa-equitable.com/green


---------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS          CONTRACT TYPE          AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------------------------------
                                                                     Waiver (14) regarding the definition
                                                                     of a nursing home is deleted, and
                                                                     replaced with

                                                                     "A nursing home for this purpose
                                                                     means any home, place, or institution
                                                                     which operates or maintains facilities
                                                                     providing convalescent or chronic
                                                                     care, or both, for a period in excess of
                                                                     twenty-four consecutive hours for
                                                                     three or more patients not related by
                                                                     blood or marriage to the operator,
                                                                     who by reasons of illness or infirmity,
                                                                     are unable to properly care for them-
                                                                     selves and as further defined in RCW
                                                                     18.51.010"
---------------------------------------------------------------------------------------------------------------------------


    Appendix III: State contract availability and/or variations of certain features and benefits III-5

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            Page

Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                3
Calculating unit values                                                      3
Condensed financial information                                              4
Financial statements                                                        12


HOW TO OBTAIN AN EQUI-VEST(R) STRATEGIES (SERIES 901) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A


Call (800) 628-6673 or send this request form to:
 EQUI-VEST(R)
 Employer Sponsored Programs
 Processing Office
 AXA Equitable
 P.O. Box 4956
 Syracuse, NY 13221-4956

-----------------------------------------------------------------------------

Please send me an EQUI-VEST(R) Strategies (Series 901) Statement of Additional Information dated May 1, 2010


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City           State    Zip


                                                                          X02931

EQUI-VEST(R) Strategies (Series 901)
A group flexible premium deferred variable annuity contract

STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2010


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R) Strategies 901, dated May 1, 2010. That prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account
A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Calculation of annuity payments                                              2

Custodian and independent registered public accounting firm                  2

Distribution of the contracts                                                2

Calculating unit values                                                      3

Condensed financial information                                              4

Financial statements                                                         8


   EQUI-VEST(R) is a registered service mark of AXA Equitable Life Insurance
             Company (AXA Equitable). Co-distributed by affiliates,
 AXA Advisors, LLC and AXA Distributors, LLC, 1290 Avenue of the Americas, New
                                 York, NY 10104
    Copyright 2010 AXA Equitable Life Insurance Company - All rights reserved


                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

                                                                          x02931
                                                        EV Strategies Series 901

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CALCULATION OF ANNUITY PAYMENTS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3-1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3-1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3-1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS


To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2010, the annuity payment due in December 2010 would be $95.19 (the number of units (26.74) times $3.56).


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $557,277,070 in 2009, $677,871,467 in 2008 and $731,920,627 in 2007. Of these amounts, for each of these three years, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.

Under a Distribution Agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Distributors, LLC, distribution fees of $429,091,474 in 2009, $750,235,874 in 2008 and $1,007,208,067 in 2007, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A. Of these amounts, for each of these three years, AXA Distributors, LLC retained $40,223,293, $81,519,894 and $95,562,846, respectively.


CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) Strategies may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

    (a)
    ---  - c
    (b)

where:

(a) is the value of the variable investment option's shares of the cor responding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b) is the value of the variable investment option's shares of the cor responding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CONDENSED FINANCIAL INFORMATION


The information presented is shown for the past ten years, or from the first year the particular contracts were offered, if less than ten years ago.

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002        2003        2004        2005        2006        2007       2008        2009
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --          --          --         --     $104.67
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --     $109.32     $121.36     $130.23     $152.46     $160.73    $ 97.05     $122.66
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          2           3
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --     $102.32     $107.72     $109.58     $115.75     $121.61    $107.45     $117.19
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --     $104.31     $111.61     $114.43     $123.58     $129.44    $103.57     $117.67
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1           2
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $152.68     $167.68     $177.39    $133.37     $155.35
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          3           8
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --     $108.13     $119.93     $127.03     $144.44     $152.59    $103.37     $125.19
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --           1           1           1          2           6
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $136.25     $167.52     $186.32    $ 91.40     $115.64
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          5           5
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $141.82     $153.88     $178.75    $ 98.47     $133.00
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          2           3
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $108.44     $ 98.38    $ 65.06     $ 82.84
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $112.46     $145.51     $160.86     $164.45     $197.45     $198.37    $124.97     $161.67
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1           4
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 77.18     $ 98.13     $118.54     $130.47     $162.83     $178.16    $100.84     $130.43
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --           2           6          10         15          22
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --     $107.13     $112.92     $130.03     $133.89    $ 90.01     $ 99.70
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 64.32     $ 81.73     $ 84.06     $ 90.77     $ 94.85     $105.61    $ 57.45     $ 74.66
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --           1           1          1           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 55.04     $ 67.75     $ 71.00     $ 74.10     $ 79.03     $ 82.77    $ 48.98     $ 64.90
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 81.93     $106.98     $117.81     $124.08     $138.06     $139.36    $ 83.50     $108.99
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --           1          --          --           1           1          1           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $144.65     $159.38     $164.19    $ 91.86     $117.35
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         13          20
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002        2003        2004        2005        2006        2007       2008        2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $107.78     $110.63     $114.36     $116.07     $119.94     $122.80    $111.04     $113.23
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --           1           2           3          4           6
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --          --     $ 97.33    $ 58.75     $ 77.40
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $138.41     $158.58     $165.68    $103.38     $129.53
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          8          11
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 93.15     $121.29     $133.10     $146.32     $158.85     $179.88    $106.65     $135.36
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           3          5           6
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 58.23     $ 79.92     $ 84.94     $ 87.69     $ 92.19     $101.91    $ 73.26     $102.07
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1           3
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $104.50     $105.90    $ 71.71     $ 92.95
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           5          4           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --          --     $ 95.55    $ 59.88     $ 76.39
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $105.50     $117.55     $120.71    $103.30     $119.63
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --     $113.39     $117.46     $138.61     $150.43    $103.58     $145.49
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           2          2           4
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $ 97.65     $100.28     $108.84    $115.09     $116.53
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          2           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 88.09     $136.39     $167.50     $220.86     $300.59     $423.88    $179.52     $267.50
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --           3          --          --           7           6          7           6
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $140.44     $144.18     $153.38    $158.17     $153.88
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 69.13     $ 91.05     $102.71     $119.46     $141.46     $161.85    $ 88.62     $119.10
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $115.49     $144.09     $166.26    $ 98.60     $134.37
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 78.73     $ 99.14     $109.16     $112.65     $134.65     $132.08    $ 78.99     $103.78
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 67.58     $ 81.90     $ 90.60     $ 96.43     $108.15     $111.57    $ 69.35     $ 87.12
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 48.79     $ 59.68     $ 64.24     $ 73.31     $ 72.40     $ 81.95    $ 51.86     $ 70.14
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002        2003        2004        2005        2006        2007       2008        2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 64.15     $ 82.37     $ 92.12     $ 99.73     $106.74     $122.55    $ 75.16     $100.65
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --           4          --           4           4           3          2           3
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $106.57     $113.05     $105.61    $ 45.40     $ 53.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 82.19     $105.07     $118.36     $123.92     $149.38     $141.58    $ 80.21     $ 96.07
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --           1           1           5           9          13          4           7
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $106.44     $123.89     $127.29    $ 80.18     $ 94.04
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           2
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $106.07     $118.70     $130.45    $ 89.41     $111.44
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 69.75     $ 99.46     $114.60     $121.04     $134.05     $143.79    $ 72.41     $ 97.99
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --           1           2           5           9         12          22
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 76.93     $101.80     $119.13     $131.69     $147.09     $143.72    $ 86.25     $116.35
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --           1           1          1           5
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $110.53     $110.38     $110.46     $112.56     $116.79     $134.00    $136.21     $135.65
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           1         12           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --     $104.81     $109.70     $117.59     $141.07    $ 94.01     $121.11
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $107.32     $108.32    $ 66.58     $ 82.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           2          1           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $111.10     $116.68    $ 68.66     $ 94.50
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $ 99.78     $105.91     $110.10    $104.91     $112.51
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1           3
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $147.47     $152.43     $158.62    $147.55     $155.71
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 82.10     $118.92     $138.95     $143.86     $168.15     $163.91    $107.21     $134.28
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --           2           4           7         10          16
------------------------------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --     $111.38     $115.01     $109.62     $116.72    $ 66.99     $ 94.88
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           5          7          11
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $107.79     $109.27    $ 64.21     $ 82.91
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --           1          1           1
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --     $109.39     $118.41     $134.22     $134.84    $ 80.29     $105.59
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --           2
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002        2003        2004        2005        2006        2007       2008       2009
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $104.74     $120.55     $116.70    $ 73.07    $ 93.17
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $124.27     $134.83     $163.89    $ 85.72    $133.70
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          2
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $ 83.12     $ 86.97     $ 96.44    $ 51.19    $ 69.95
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         11         17
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $107.42     $110.66     $114.16     $115.34     $118.85     $125.41    $111.82    $120.27
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 78.58     $104.82     $122.72     $140.68     $175.06     $195.44    $ 85.70    $110.55
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --           1           1         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 76.92     $ 97.88     $106.59     $112.97     $127.42     $132.85    $ 76.42    $100.56
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --           1          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 68.31     $ 88.60     $ 93.85     $100.17     $ 99.58     $110.00    $ 59.66    $ 80.89
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 79.60     $103.61     $117.73     $125.20     $148.35     $152.67    $ 81.61    $ 99.56
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 62.40     $ 86.89     $ 96.41     $103.76     $112.94     $125.50    $ 70.31    $ 98.99
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          1
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 74.18     $103.57     $118.46     $126.28     $143.86     $142.98    $ 79.43    $113.87
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --     $109.88     $120.25     $123.46    $ 94.01    $102.61
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --          1          1
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --     $114.75     $122.48     $134.04     $138.00    $ 79.32    $105.97
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $114.85     $156.67     $182.19     $189.39     $218.37     $195.49    $120.62    $151.41
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 57.00     $ 89.23     $ 93.02     $102.78     $109.51     $128.56    $ 67.55    $106.29
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --           8          10           8          5          2
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $108.53     $115.58    $ 79.79    $ 95.32
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $109.49     $116.73    $ 75.33    $ 92.15
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --          --          --          --          --          --         --          2
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --          --          --          --     $110.38     $117.70    $ 72.42    $ 90.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2009, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002        2003        2004        2005        2006        2007       2008       2009
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --          --          --          --        $111.17    $119.00     $69.33     $87.96
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --          --          --          --             --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts and certificates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........            FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009.....            FSA-3
   Statements of Operations for the Year Ended December
    31, 2009...................................................           FSA-37
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2009 and 2008.................................           FSA-49
   Notes to Financial Statements...............................           FSA-74


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........              F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.....              F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
    December 31, 2009, 2008 and 2007...........................              F-3
   Consolidated Statements of Equity, Years Ended December 31,
    2009, 2008 and 2007 .......................................              F-5
   Consolidated Statements of Comprehensive (Loss) Income,
    Years Ended December 31, 2009, 2008 and 2007...............              F-6
   Consolidated Statements of Cash Flows, Years Ended December
    31, 2009, 2008 and 2007....................................              F-7
   Notes to Consolidated Financial Statements..................              F-9



                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                                                             ALL ASSET   AXA AGGRESSIVE   AXA BALANCED
                                                            ALLOCATION     ALLOCATION       STRATEGY
                                                           ------------ ---------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $2,042,974    $264,078,290     $6,037,571
Receivable for The Trusts shares sold.....................          --              --            214
Receivable for policy-related transactions................      11,275          87,615             --
                                                            ----------    ------------     ----------
  Total assets............................................   2,054,249     264,165,905      6,037,785
                                                            ----------    ------------     ----------
Liabilities:
Payable for The Trusts shares purchased...................      11,106          87,615             --
Payable for policy-related transactions...................          --              --            452
                                                            ----------    ------------     ----------
  Total liabilities.......................................      11,106          87,615            452
                                                            ----------    ------------     ----------
Net Assets................................................  $2,043,143    $264,078,290     $6,037,333
                                                            ==========    ============     ==========
Net Assets:
Accumulation Units........................................   2,043,143     264,073,606      6,036,244
Contracts in payout (annuitization) period................          --              --             --
Retained by AXA Equitable in Separate Account A...........          --           4,684          1,089
                                                            ----------    ------------     ----------
Total net assets..........................................  $2,043,143    $264,078,290     $6,037,333
                                                            ==========    ============     ==========
Investments in shares of The Trusts, at cost..............  $2,060,528    $300,454,050     $5,983,258
The Trusts shares held
 Class A..................................................          --              --         34,837
 Class B..................................................     121,971      28,685,058        498,339

                                                            AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE
                                                               ALLOCATION       GROWTH STRATEGY       STRATEGY
                                                           ------------------ ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value........     $78,156,007        $1,140,661          $275,181
Receivable for The Trusts shares sold.....................           9,536                41                10
Receivable for policy-related transactions................              --                --                11
                                                               -----------        ----------          --------
  Total assets............................................      78,165,543         1,140,702           275,202
                                                               -----------        ----------          --------
Liabilities:
Payable for The Trusts shares purchased...................              --                --                --
Payable for policy-related transactions...................           9,536                41                --
                                                               -----------        ----------          --------
  Total liabilities.......................................           9,536                41                --
                                                               -----------        ----------          --------
Net Assets................................................     $78,156,007        $1,140,661          $275,202
                                                               ===========        ==========          ========
Net Assets:
Accumulation Units........................................      78,154,451         1,140,493           275,202
Contracts in payout (annuitization) period................              --                --                --
Retained by AXA Equitable in Separate Account A...........           1,556               168                --
                                                               -----------        ----------          --------
Total net assets..........................................     $78,156,007        $1,140,661          $275,202
                                                               ===========        ==========          ========
Investments in shares of The Trusts, at cost..............     $80,032,665        $1,120,267          $276,833
The Trusts shares held
 Class A..................................................              --                --                --
 Class B..................................................       8,212,834           102,156            25,922

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                        AXA CONSERVATIVE-PLUS  AXA GROWTH     AXA MODERATE
                                                             ALLOCATION         STRATEGY       ALLOCATION
                                                       ---------------------- ------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value....      $118,189,637       $1,474,107   $1,500,145,640
Receivable for The Trusts shares sold.................                --               48          262,450
Receivable for policy-related transactions............            50,876                1               --
                                                            ------------       ----------   --------------
  Total assets........................................       118,240,513        1,474,156    1,500,408,090
                                                            ------------       ----------   --------------
Liabilities:
Payable for The Trusts shares purchased...............            50,876               --               --
Payable for policy-related transactions...............                --               --          131,434
                                                            ------------       ----------   --------------
  Total liabilities...................................            50,876               --          131,434
                                                            ------------       ----------   --------------
Net Assets............................................      $118,189,637       $1,474,156   $1,500,276,656
                                                            ============       ==========   ==============
Net Assets:
Accumulation Units....................................       118,181,556        1,474,156    1,493,435,373
Contracts in payout (annuitization) period............                --               --        6,841,283
Retained by AXA Equitable in Separate Account A.......             8,081               --               --
                                                            ------------       ----------   --------------
Total net assets......................................      $118,189,637       $1,474,156   $1,500,276,656
                                                            ============       ==========   ==============
Investments in shares of The Trusts, at cost..........      $127,118,471       $1,461,256   $1,745,647,541
The Trusts shares held
 Class A..............................................                --          123,947      102,905,161
 Class B..............................................        12,750,861               --       14,394,920

                                                        AXA MODERATE-PLUS   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                            ALLOCATION          INTERNATIONAL        SMALL CAP GROWTH
                                                       ------------------- ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....     $668,790,811         $523,335,056           $259,317,929
Receivable for The Trusts shares sold.................               --               13,340                     --
Receivable for policy-related transactions............          359,766                   --                 48,269
                                                           ------------         ------------           ------------
  Total assets........................................      669,150,577          523,348,396            259,366,198
                                                           ------------         ------------           ------------
Liabilities:
Payable for The Trusts shares purchased...............          341,364                   --                 18,604
Payable for policy-related transactions...............               --                  400                     --
                                                           ------------         ------------           ------------
  Total liabilities...................................          341,364                  400                 18,604
                                                           ------------         ------------           ------------
Net Assets............................................     $668,809,213         $523,347,996           $259,347,594
                                                           ============         ============           ============
Net Assets:
Accumulation Units....................................      668,767,845          521,637,078            257,752,564
Contracts in payout (annuitization) period............               --            1,654,726              1,595,030
Retained by AXA Equitable in Separate Account A.......           41,368               56,192                     --
                                                           ------------         ------------           ------------
Total net assets......................................     $668,809,213         $523,347,996           $259,347,594
                                                           ============         ============           ============
Investments in shares of The Trusts, at cost..........     $783,187,870         $665,843,468           $290,031,310
The Trusts shares held
 Class A..............................................               --           55,134,660             18,079,775
 Class B..............................................       68,965,256            7,620,291              3,062,906

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/AXA FRANKLIN        EQ/BLACKROCK
                                                            SMALL CAP VALUE CORE   BASIC VALUE EQUITY
                                                           ---------------------- --------------------
Assets:
Investments in shares of The Trusts, at fair value........       $11,631,475          $328,755,064
Receivable for The Trusts shares sold.....................                --                    --
Receivable for policy-related transactions................            16,550               256,393
                                                                 -----------          ------------
  Total assets............................................        11,648,025           329,011,457
                                                                 -----------          ------------
Liabilities:
Payable for The Trusts shares purchased...................            16,550               263,346
Payable for policy-related transactions...................                --                    --
                                                                 -----------          ------------
  Total liabilities.......................................            16,550               263,346
                                                                 -----------          ------------
Net Assets................................................       $11,631,475          $328,748,111
                                                                 ===========          ============
Net Assets:
Accumulation Units........................................        11,627,077           328,742,083
Contracts in payout (annuitization) period................                --                    --
Retained by AXA Equitable in Separate Account A...........             4,398                 6,028
                                                                 -----------          ------------
Total net assets..........................................       $11,631,475          $328,748,111
                                                                 ===========          ============
Investments in shares of The Trusts, at cost..............       $ 9,834,942          $376,532,345
The Trusts shares held
 Class A..................................................                --                    --
 Class B..................................................         1,411,021            26,652,099

                                                                EQ/BLACKROCK      EQ/BOSTON ADVISORS        EQ/CALVERT
                                                            INTERNATIONAL VALUE      EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                           --------------------- -------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........      $252,940,238          $50,323,380           $18,950,607
Receivable for The Trusts shares sold.....................                --                   --                    --
Receivable for policy-related transactions................            47,638               17,127                16,963
                                                                ------------          -----------           -----------
  Total assets............................................       252,987,876           50,340,507            18,967,570
                                                                ------------          -----------           -----------
Liabilities:
Payable for The Trusts shares purchased...................            41,028               17,215                16,963
Payable for policy-related transactions...................                --                   --                    --
                                                                ------------          -----------           -----------
  Total liabilities.......................................            41,028               17,215                16,963
                                                                ------------          -----------           -----------
Net Assets................................................      $252,946,848          $50,323,292           $18,950,607
                                                                ============          ===========           ===========
Net Assets:
Accumulation Units........................................       252,937,339           50,322,397            18,810,224
Contracts in payout (annuitization) period................                --                   --                    --
Retained by AXA Equitable in Separate Account A...........             9,509                  895               140,383
                                                                ------------          -----------           -----------
Total net assets..........................................      $252,946,848          $50,323,292           $18,950,607
                                                                ============          ===========           ===========
Investments in shares of The Trusts, at cost..............      $314,450,410          $56,335,842           $22,109,461
The Trusts shares held
 Class A..................................................                --                   --                    --
 Class B..................................................        22,752,055           10,805,513             2,962,987

                                                              EQ/CAPITAL
                                                            GUARDIAN GROWTH
                                                           ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $17,334,802
Receivable for The Trusts shares sold.....................             --
Receivable for policy-related transactions................          5,799
                                                              -----------
  Total assets............................................     17,340,601
                                                              -----------
Liabilities:
Payable for The Trusts shares purchased...................          5,799
Payable for policy-related transactions...................             --
                                                              -----------
  Total liabilities.......................................          5,799
                                                              -----------
Net Assets................................................    $17,334,802
                                                              ===========
Net Assets:
Accumulation Units........................................     17,319,663
Contracts in payout (annuitization) period................             --
Retained by AXA Equitable in Separate Account A...........         15,139
                                                              -----------
Total net assets..........................................    $17,334,802
                                                              ===========
Investments in shares of The Trusts, at cost..............    $18,525,286
The Trusts shares held
 Class A..................................................             --
 Class B..................................................      1,483,133

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                EQ/CAPITAL         EQ/COMMON
                                                            GUARDIAN RESEARCH     STOCK INDEX
                                                           ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........     $161,250,960     $2,095,303,352
Receivable for The Trusts shares sold.....................            3,351                 --
Receivable for policy-related transactions................               --            293,789
                                                               ------------     --------------
  Total assets............................................      161,254,311      2,095,597,141
                                                               ------------     --------------
Liabilities:
Payable for The Trusts shares purchased...................               --            300,242
Payable for policy-related transactions...................            3,351                 --
                                                               ------------     --------------
  Total liabilities.......................................            3,351            300,242
                                                               ------------     --------------
Net Assets................................................     $161,250,960     $2,095,296,899
                                                               ============     ==============
Net Assets:
Accumulation Units........................................      161,230,384      2,081,682,549
Contracts in payout (annuitization) period................               --         13,614,350
Retained by AXA Equitable in Separate Account A...........           20,576                 --
                                                               ------------     --------------
Total net assets..........................................     $161,250,960     $2,095,296,899
                                                               ============     ==============
Investments in shares of The Trusts, at cost..............     $197,588,185     $2,682,696,405
The Trusts shares held
 Class A..................................................               --        142,364,239
 Class B..................................................       15,252,597          6,922,146

                                                               EQ/CORE      EQ/DAVIS NEW     EQ/EQUITY       EQ/EQUITY
                                                              BOND INDEX    YORK VENTURE     500 INDEX      GROWTH PLUS
                                                           --------------- -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $125,581,961    $21,535,947    $734,985,190    $354,264,285
Receivable for The Trusts shares sold.....................        16,535             --          49,936              --
Receivable for policy-related transactions................            --         43,206          10,014         185,564
                                                            ------------    -----------    ------------    ------------
  Total assets............................................   125,598,496     21,579,153     735,045,140     354,449,849
                                                            ------------    -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................            --         43,206              --         157,685
Payable for policy-related transactions...................        14,080             --              --              --
                                                            ------------    -----------    ------------    ------------
  Total liabilities.......................................        14,080         43,206              --         157,685
                                                            ------------    -----------    ------------    ------------
Net Assets................................................  $125,584,416    $21,535,947    $735,045,140    $354,292,164
                                                            ============    ===========    ============    ============
Net Assets:
Accumulation Units........................................   125,578,817     21,535,258     731,552,415     354,267,823
Contracts in payout (annuitization) period................            --             --       3,341,863              --
Retained by AXA Equitable in Separate Account A...........         5,599            689         150,862          24,341
                                                            ------------    -----------    ------------    ------------
Total net assets..........................................  $125,584,416    $21,535,947    $735,045,140    $354,292,164
                                                            ============    ===========    ============    ============
Investments in shares of The Trusts, at cost..............  $138,353,018    $19,262,072    $818,611,769    $398,439,693
The Trusts shares held
 Class A..................................................            --             --      33,714,424              --
 Class B..................................................    13,358,150      2,453,174       4,119,912      27,246,991

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/EVERGREEN   EQ/FRANKLIN
                                                               OMEGA      CORE BALANCED
                                                           ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $46,540,511    $77,395,200
Receivable for The Trusts shares sold.....................           --         79,574
Receivable for policy-related transactions................       76,939             --
                                                            -----------    -----------
  Total assets............................................   46,617,450     77,474,774
                                                            -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................       76,939             --
Payable for policy-related transactions...................           --         79,574
                                                            -----------    -----------
  Total liabilities.......................................       76,939         79,574
                                                            -----------    -----------
Net Assets................................................  $46,540,511    $77,395,200
                                                            ===========    ===========
Net Assets:
Accumulation Units........................................   46,515,089     77,383,839
Contracts in payout (annuitization) period................           --             --
Retained by AXA Equitable in Separate Account A...........       25,422         11,361
                                                            -----------    -----------
Total net assets..........................................  $46,540,511    $77,395,200
                                                            ===========    ===========
Investments in shares of The Trusts, at cost..............  $40,981,061    $85,021,688
The Trusts shares held
 Class A..................................................           --             --
 Class B..................................................    5,171,422      9,751,910

                                                                 EQ/FRANKLIN       EQ/GAMCO MERGERS   EQ/GAMCO SMALL
                                                            TEMPLETON ALLOCATION   AND ACQUISITIONS    COMPANY VALUE
                                                           ---------------------- ------------------ ----------------
Assets:
Investments in shares of The Trusts, at fair value........       $42,409,060          $13,882,366      $205,128,267
Receivable for The Trusts shares sold.....................                --                   --                --
Receivable for policy-related transactions................            11,957               15,126           104,409
                                                                 -----------          -----------      ------------
  Total assets............................................        42,421,017           13,897,492       205,232,676
                                                                 -----------          -----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................            14,862               15,126           104,398
Payable for policy-related transactions...................                --                   --                --
                                                                 -----------          -----------      ------------
  Total liabilities.......................................            14,862               15,126           104,398
                                                                 -----------          -----------      ------------
Net Assets................................................       $42,406,155          $13,882,366      $205,128,278
                                                                 ===========          ===========      ============
Net Assets:
Accumulation Units........................................        42,402,774           13,875,152       205,124,781
Contracts in payout (annuitization) period................                --                   --                --
Retained by AXA Equitable in Separate Account A...........             3,381                7,214             3,497
                                                                 -----------          -----------      ------------
Total net assets..........................................       $42,406,155          $13,882,366      $205,128,278
                                                                 ===========          ===========      ============
Investments in shares of The Trusts, at cost..............       $44,965,983          $13,619,572      $187,786,592
The Trusts shares held
 Class A..................................................                --                   --                --
 Class B..................................................         5,893,916            1,190,251         6,939,053

                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                           --------------
Assets:
Investments in shares of The Trusts, at fair value........  $57,774,915
Receivable for The Trusts shares sold.....................           --
Receivable for policy-related transactions................       73,839
                                                            -----------
  Total assets............................................   57,848,754
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased...................       73,839
Payable for policy-related transactions...................           --
                                                            -----------
  Total liabilities.......................................       73,839
                                                            -----------
Net Assets................................................  $57,774,915
                                                            ===========
Net Assets:
Accumulation Units........................................   57,767,549
Contracts in payout (annuitization) period................           --
Retained by AXA Equitable in Separate Account A...........        7,366
                                                            -----------
Total net assets..........................................  $57,774,915
                                                            ===========
Investments in shares of The Trusts, at cost..............  $60,448,027
The Trusts shares held
 Class A..................................................           --
 Class B..................................................    5,999,920

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/GLOBAL MULTI-SECTOR     EQ/INTERMEDIATE
                                                                    EQUITY          GOVERNMENT BOND INDEX
                                                           ----------------------- -----------------------
Assets:
Investments in shares of The Trusts, at fair value........       $413,751,433            $103,620,186
Receivable for The Trusts shares sold.....................                 --                      --
Receivable for policy-related transactions................            232,336                  34,780
                                                                 ------------            ------------
  Total assets............................................        413,983,769             103,654,966
                                                                 ------------            ------------
Liabilities:
Payable for The Trusts shares purchased...................            234,014                   8,977
Payable for policy-related transactions...................                 --                      --
                                                                 ------------            ------------
  Total liabilities.......................................            234,014                   8,977
                                                                 ------------            ------------
Net Assets................................................       $413,749,755            $103,645,989
                                                                 ============            ============
Net Assets:
Accumulation Units........................................        413,743,096             103,149,886
Contracts in payout (annuitization) period................                 --                 492,417
Retained by AXA Equitable in Separate Account A...........              6,659                   3,686
                                                                 ------------            ------------
Total net assets..........................................       $413,749,755            $103,645,989
                                                                 ============            ============
Investments in shares of The Trusts, at cost..............       $467,148,111            $107,790,397
The Trusts shares held
 Class A..................................................                 --               8,184,503
 Class B..................................................         36,580,052               2,630,224

                                                            EQ/INTERNATIONAL   EQ/INTERNATIONAL       EQ/JPMORGAN
                                                                CORE PLUS           GROWTH        VALUE OPPORTUNITIES
                                                           ------------------ ------------------ ---------------------
Assets:
Investments in shares of The Trusts, at fair value........    $124,730,229        $45,546,155         $43,981,430
Receivable for The Trusts shares sold.....................              --              2,950                  --
Receivable for policy-related transactions................          98,641                 --              49,014
                                                              ------------        -----------         -----------
  Total assets............................................     124,828,870         45,549,105          44,030,444
                                                              ------------        -----------         -----------
Liabilities:
Payable for The Trusts shares purchased...................          98,641                 --              49,014
Payable for policy-related transactions...................              --              2,950                  --
                                                              ------------        -----------         -----------
  Total liabilities.......................................          98,641              2,950              49,014
                                                              ------------        -----------         -----------
Net Assets................................................    $124,730,229        $45,546,155         $43,981,430
                                                              ============        ===========         ===========
Net Assets:
Accumulation Units........................................     124,726,540         45,542,605          43,960,008
Contracts in payout (annuitization) period................              --                 --                  --
Retained by AXA Equitable in Separate Account A...........           3,689              3,550              21,422
                                                              ------------        -----------         -----------
Total net assets..........................................    $124,730,229        $45,546,155         $43,981,430
                                                              ============        ===========         ===========
Investments in shares of The Trusts, at cost..............    $141,437,620        $43,240,436         $56,805,786
The Trusts shares held
 Class A..................................................              --                 --                  --
 Class B..................................................      13,923,512          7,989,962           4,980,691

                                                            EQ/LARGE CAP
                                                              CORE PLUS
                                                           --------------
Assets:
Investments in shares of The Trusts, at fair value........  $13,365,335
Receivable for The Trusts shares sold.....................           --
Receivable for policy-related transactions................           --
                                                            -----------
  Total assets............................................   13,365,335
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased...................        7,857
Payable for policy-related transactions...................       15,513
                                                            -----------
  Total liabilities.......................................       23,370
                                                            -----------
Net Assets................................................  $13,341,965
                                                            ===========
Net Assets:
Accumulation Units........................................   13,328,275
Contracts in payout (annuitization) period................           --
Retained by AXA Equitable in Separate Account A...........       13,690
                                                            -----------
Total net assets..........................................  $13,341,965
                                                            ===========
Investments in shares of The Trusts, at cost..............  $15,307,105
The Trusts shares held
 Class A..................................................           --
 Class B..................................................    1,941,443

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                            EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                            GROWTH INDEX    GROWTH PLUS    VALUE INDEX
                                                           -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $115,837,540   $229,125,502   $14,002,284
Receivable for The Trusts shares sold.....................            --             --            --
Receivable for policy-related transactions................        47,480         57,670        22,430
                                                            ------------   ------------   -----------
  Total assets............................................   115,885,020    229,183,172    14,024,714
                                                            ------------   ------------   -----------
Liabilities:
Payable for The Trusts shares purchased...................        47,480         57,670        19,525
Payable for policy-related transactions...................            --             --            --
                                                            ------------   ------------   -----------
  Total liabilities.......................................        47,480         57,670        19,525
                                                            ------------   ------------   -----------
Net Assets................................................  $115,837,540   $229,125,502   $14,005,189
                                                            ============   ============   ===========
Net Assets:
Accumulation Units........................................   115,833,252    229,113,044    14,005,189
Contracts in payout (annuitization) period................            --             --            --
Retained by AXA Equitable in Separate Account A...........         4,288         12,458            --
                                                            ------------   ------------   -----------
Total net assets..........................................  $115,837,540   $229,125,502   $14,005,189
                                                            ============   ============   ===========
Investments in shares of The Trusts, at cost..............  $114,687,584   $215,220,227   $17,370,727
The Trusts shares held
 Class A..................................................            --             --            --
 Class B..................................................    15,555,761     15,702,711     3,014,017

                                                              EQ/LARGE CAP      EQ/LORD ABBETT    EQ/LORD ABBETT
                                                               VALUE PLUS     GROWTH AND INCOME   LARGE CAP CORE
                                                           ----------------- ------------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........  $  813,853,872       $14,312,713        $24,211,235
Receivable for The Trusts shares sold.....................              --             3,817                 --
Receivable for policy-related transactions................         232,619                --             27,030
                                                            --------------       -----------        -----------
  Total assets............................................     814,086,491        14,316,530         24,238,265
                                                            --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased...................         258,949                --             27,030
Payable for policy-related transactions...................              --             3,817                 --
                                                            --------------       -----------        -----------
  Total liabilities.......................................         258,949             3,817             27,030
                                                            --------------       -----------        -----------
Net Assets................................................  $  813,827,542       $14,312,713        $24,211,235
                                                            ==============       ===========        ===========
Net Assets:
Accumulation Units........................................     809,884,964        14,309,914         24,206,904
Contracts in payout (annuitization) period................       3,830,767                --                 --
Retained by AXA Equitable in Separate Account A...........         111,811             2,799              4,331
                                                            --------------       -----------        -----------
Total net assets..........................................  $  813,827,542       $14,312,713        $24,211,235
                                                            ==============       ===========        ===========
Investments in shares of The Trusts, at cost..............  $1,171,667,396       $14,458,079        $20,951,166
The Trusts shares held
 Class A..................................................      77,344,089                --                 --
 Class B..................................................      11,658,742         1,618,026          2,271,825

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/MID CAP      EQ/MID CAP       EQ/MONEY
                                                                INDEX         VALUE PLUS        MARKET
                                                           --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $274,329,336    $444,489,859    $140,460,457
Receivable for The Trusts shares sold.....................            --              --         961,475
Receivable for policy-related transactions................       275,423         168,006              --
                                                            ------------    ------------    ------------
  Total assets............................................   274,604,759     444,657,865     141,421,932
                                                            ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................       275,423         140,614              --
Payable for policy-related transactions...................            --              --       1,027,583
                                                            ------------    ------------    ------------
  Total liabilities.......................................       275,423         140,614       1,027,583
                                                            ------------    ------------    ------------
Net Assets................................................  $274,329,336    $444,517,251    $140,394,349
                                                            ============    ============    ============
Net Assets:
Accumulation Units........................................   274,328,918     444,470,011     139,451,334
Contracts in payout (annuitization) period................            --              --         824,016
Retained by AXA Equitable in Separate Account A...........           418          47,240         118,999
                                                            ------------    ------------    ------------
Total net assets..........................................  $274,329,336    $444,517,251    $140,394,349
                                                            ============    ============    ============
Investments in shares of The Trusts, at cost..............  $351,110,856    $540,528,159    $140,514,596
The Trusts shares held
 Class A..................................................            --              --      96,382,816
 Class B..................................................    41,241,858      54,146,174      44,025,666

                                                              EQ/MONTAG &     EQ/MUTUAL LARGE   EQ/OPPENHEIMER
                                                            CALDWELL GROWTH      CAP EQUITY         GLOBAL
                                                           ----------------- ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $33,367,844       $29,449,044       $22,290,112
Receivable for The Trusts shares sold.....................             --                --                --
Receivable for policy-related transactions................         48,864            17,757            24,106
                                                              -----------       -----------       -----------
  Total assets............................................     33,416,708        29,466,801        22,314,218
                                                              -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................         48,864            17,757            24,106
Payable for policy-related transactions...................             --                --                --
                                                              -----------       -----------       -----------
  Total liabilities.......................................         48,864            17,757            24,106
                                                              -----------       -----------       -----------
Net Assets................................................    $33,367,844       $29,449,044       $22,290,112
                                                              ===========       ===========       ===========
Net Assets:
Accumulation Units........................................     33,366,076        29,448,099        22,289,078
Contracts in payout (annuitization) period................             --                --                --
Retained by AXA Equitable in Separate Account A...........          1,768               945             1,034
                                                              -----------       -----------       -----------
Total net assets..........................................    $33,367,844       $29,449,044       $22,290,112
                                                              ===========       ===========       ===========
Investments in shares of The Trusts, at cost..............    $29,947,750       $32,588,327       $20,752,733
The Trusts shares held
 Class A..................................................             --                --                --
 Class B..................................................      5,866,010         3,676,102         2,418,957

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                            EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                              SHORT BOND      BOND PLUS     COMPANY INDEX
                                                           --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $147,758,714    $158,808,846    $159,023,055
Receivable for The Trusts shares sold.....................            --              --          58,402
Receivable for policy-related transactions................       127,459          50,256              --
                                                            ------------    ------------    ------------
  Total assets............................................   147,886,173     158,859,102     159,081,457
                                                            ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................       127,459          49,489              --
Payable for policy-related transactions...................            --           5,921          58,293
                                                            ------------    ------------    ------------
  Total liabilities.......................................       127,459          55,410          58,293
                                                            ------------    ------------    ------------
Net Assets................................................  $147,758,714    $158,803,692    $159,023,164
                                                            ============    ============    ============
Net Assets:
Accumulation Units........................................   147,752,832     157,955,527     158,989,436
Contracts in payout (annuitization) period................            --         762,213              --
Retained by AXA Equitable in Separate Account A...........         5,882          85,952          33,728
                                                            ------------    ------------    ------------
Total net assets..........................................  $147,758,714    $158,803,692    $159,023,164
                                                            ============    ============    ============
Investments in shares of The Trusts, at cost..............  $152,437,971    $170,556,091    $183,599,161
The Trusts shares held
 Class A..................................................        17,230      13,678,340              --
 Class B..................................................    14,896,978       3,947,618      18,855,160

                                                            EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/UBS GROWTH
                                                              GROWTH STOCK     GLOBAL EQUITY     AND INCOME
                                                           ------------------ --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $96,907,316      $27,977,958     $20,745,622
Receivable for The Trusts shares sold.....................              --           10,033              --
Receivable for policy-related transactions................         119,756               --          81,685
                                                               -----------      -----------     -----------
  Total assets............................................      97,027,072       27,987,991      20,827,307
                                                               -----------      -----------     -----------
Liabilities:
Payable for The Trusts shares purchased...................         119,668               --          81,685
Payable for policy-related transactions...................              --           10,044              --
                                                               -----------      -----------     -----------
  Total liabilities.......................................         119,668           10,044          81,685
                                                               -----------      -----------     -----------
Net Assets................................................     $96,907,404      $27,977,947     $20,745,622
                                                               ===========      ===========     ===========
Net Assets:
Accumulation Units........................................      96,907,404       27,971,886      20,744,928
Contracts in payout (annuitization) period................              --               --              --
Retained by AXA Equitable in Separate Account A...........              --            6,061             694
                                                               -----------      -----------     -----------
Total net assets..........................................     $96,907,404      $27,977,947     $20,745,622
                                                               ===========      ===========     ===========
Investments in shares of The Trusts, at cost..............     $98,673,359      $29,241,431     $21,473,379
The Trusts shares held
 Class A..................................................              --               --              --
 Class B..................................................       5,483,207        3,449,256       3,913,306

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                        EQ/VAN KAMPEN   EQ/VAN KAMPEN      MULTIMANAGER
                                                          COMSTOCK     MID CAP GROWTH   AGGRESSIVE EQUITY
                                                       -------------- ---------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value....  $18,994,433      $84,828,192       $562,001,501
Receivable for The Trusts shares sold.................           --               --                 --
Receivable for policy-related transactions............      128,120          198,311            202,467
                                                        -----------      -----------       ------------
  Total assets........................................   19,122,553       85,026,503        562,203,968
                                                        -----------      -----------       ------------
Liabilities:
Payable for The Trusts shares purchased...............      127,946          198,485            152,175
Payable for policy-related transactions...............           --               --                 --
                                                        -----------      -----------       ------------
  Total liabilities...................................      127,946          198,485            152,175
                                                        -----------      -----------       ------------
Net Assets............................................  $18,994,607      $84,828,018       $562,051,793
                                                        ===========      ===========       ============
Net Assets:
Accumulation Units....................................   18,994,607       84,821,508        560,990,421
Contracts in payout (annuitization) period............           --               --          1,015,843
Retained by AXA Equitable in Separate Account A.......           --            6,510             45,529
                                                        -----------      -----------       ------------
Total net assets......................................  $18,994,607      $84,828,018       $562,051,793
                                                        ===========      ===========       ============
Investments in shares of The Trusts, at cost..........  $18,772,855      $73,185,591       $726,346,628
The Trusts shares held
 Class A..............................................           --               --         23,305,251
 Class B..............................................    2,263,323        6,529,992            770,480

                                                        MULTIMANAGER       MULTIMANAGER           MULTIMANAGER
                                                          CORE BOND    INTERNATIONAL EQUITY   LARGE CAP CORE EQUITY
                                                       -------------- ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....  $86,991,865         $74,904,781            $15,032,374
Receivable for The Trusts shares sold.................           --                  --                     --
Receivable for policy-related transactions............       25,742              22,524                  9,293
                                                        -----------         -----------            -----------
  Total assets........................................   87,017,607          74,927,305             15,041,667
                                                        -----------         -----------            -----------
Liabilities:
Payable for The Trusts shares purchased...............       25,742              22,524                  9,293
Payable for policy-related transactions...............           --                  --                     --
                                                        -----------         -----------            -----------
  Total liabilities...................................       25,742              22,524                  9,293
                                                        -----------         -----------            -----------
Net Assets............................................  $86,991,865         $74,904,781            $15,032,374
                                                        ===========         ===========            ===========
Net Assets:
Accumulation Units....................................   86,979,611          74,899,915             15,024,220
Contracts in payout (annuitization) period............           --                  --                     --
Retained by AXA Equitable in Separate Account A.......       12,254               4,866                  8,154
                                                        -----------         -----------            -----------
Total net assets......................................  $86,991,865         $74,904,781            $15,032,374
                                                        ===========         ===========            ===========
Investments in shares of The Trusts, at cost..........  $86,083,239         $91,535,444            $17,543,939
The Trusts shares held
 Class A..............................................           --                  --                     --
 Class B..............................................    8,444,741           7,062,586              1,644,190

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                              MULTIMANAGER       MULTIMANAGER
                                                            LARGE CAP GROWTH   LARGE CAP VALUE
                                                           ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........     $29,871,256       $55,670,745
Receivable for The Trusts shares sold.....................              --            38,334
Receivable for policy-related transactions................          20,776                --
                                                               -----------       -----------
  Total assets............................................      29,892,032        55,709,079
                                                               -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................          20,776                --
Payable for policy-related transactions...................              --            38,334
                                                               -----------       -----------
  Total liabilities.......................................          20,776            38,334
                                                               -----------       -----------
Net Assets................................................     $29,871,256       $55,670,745
                                                               ===========       ===========
Net Assets:
Accumulation Units........................................      29,869,675        55,659,480
Contracts in payout (annuitization) period................              --                --
Retained by AXA Equitable in Separate Account A...........           1,581            11,265
                                                               -----------       -----------
Total net assets..........................................     $29,871,256       $55,670,745
                                                               ===========       ===========
Investments in shares of The Trusts, at cost..............     $34,172,782       $64,433,497
The Trusts shares held
 Class A..................................................              --                --
 Class B..................................................       4,149,003         6,384,661

                                                             MULTIMANAGER     MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                            MID CAP GROWTH   MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                           ---------------- --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........    $64,450,106     $60,258,390       $116,012,162       $44,070,473
Receivable for The Trusts shares sold.....................             --              --             99,120                --
Receivable for policy-related transactions................         20,773           7,416                 --            53,712
                                                              -----------     -----------       ------------       -----------
  Total assets............................................     64,470,879      60,265,806        116,111,282        44,124,185
                                                              -----------     -----------       ------------       -----------
Liabilities:
Payable for The Trusts shares purchased...................         20,614           7,416                 --            22,390
Payable for policy-related transactions...................             --              --             96,276                --
                                                              -----------     -----------       ------------       -----------
  Total liabilities.......................................         20,614           7,416             96,276            22,390
                                                              -----------     -----------       ------------       -----------
Net Assets................................................    $64,450,265     $60,258,390       $116,015,006       $44,101,795
                                                              ===========     ===========       ============       ===========
Net Assets:
Accumulation Units........................................     64,442,315      60,246,028        115,500,025        43,863,347
Contracts in payout (annuitization) period................             --              --            468,417                --
Retained by AXA Equitable in Separate Account A...........          7,950          12,362             46,564           238,448
                                                              -----------     -----------       ------------       -----------
Total net assets..........................................    $64,450,265     $60,258,390       $116,015,006       $44,101,795
                                                              ===========     ===========       ============       ===========
Investments in shares of The Trusts, at cost..............    $72,996,315     $63,766,622       $155,522,457       $47,217,643
The Trusts shares held
 Class A..................................................             --              --         23,992,627                --
 Class B..................................................      9,097,931       7,572,626          7,052,827         6,372,820

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                              MULTIMANAGER    MULTIMANAGER
                                                            SMALL CAP VALUE    TECHNOLOGY
                                                           ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $119,168,900    $114,358,320
Receivable for The Trusts shares sold.....................              --              --
Receivable for policy-related transactions................           6,803         189,414
                                                              ------------    ------------
  Total assets............................................     119,175,703     114,547,734
                                                              ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................           6,803         189,414
Payable for policy-related transactions...................              --              --
                                                              ------------    ------------
  Total liabilities.......................................           6,803         189,414
                                                              ------------    ------------
Net Assets................................................    $119,168,900    $114,358,320
                                                              ============    ============
Net Assets:
Accumulation Units........................................     119,150,993     114,338,106
Contracts in payout (annuitization) period................              --              --
Retained by AXA Equitable in Separate Account A...........          17,907          20,214
                                                              ------------    ------------
Total net assets..........................................    $119,168,900    $114,358,320
                                                              ============    ============
Investments in shares of The Trusts, at cost..............    $154,287,768    $107,932,171
The Trusts shares held
 Class A..................................................              --              --
 Class B..................................................      13,726,170      10,508,695


                                                            TARGET 2015   TARGET 2025   TARGET 2035   TARGET 2045
                                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                                           ------------- ------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $15,925,832   $20,037,885   $14,883,451   $10,042,723
Receivable for The Trusts shares sold.....................           --            --            --            --
Receivable for policy-related transactions................       36,576        10,908         2,373         7,922
                                                            -----------   -----------   -----------   -----------
  Total assets............................................   15,962,408    20,048,793    14,885,824    10,050,645
                                                            -----------   -----------   -----------   -----------
Liabilities:
Payable for The Trusts shares purchased...................       36,576        10,908         2,373         7,922
Payable for policy-related transactions...................           --            --            --            --
                                                            -----------   -----------   -----------   -----------
  Total liabilities.......................................       36,576        10,908         2,373         7,922
                                                            -----------   -----------   -----------   -----------
Net Assets................................................  $15,925,832   $20,037,885   $14,883,451   $10,042,723
                                                            ===========   ===========   ===========   ===========
Net Assets:
Accumulation Units........................................   15,921,627    20,037,427    14,876,074    10,042,407
Contracts in payout (annuitization) period................           --            --            --            --
Retained by AXA Equitable in Separate Account A...........        4,205           458         7,377           316
                                                            -----------   -----------   -----------   -----------
Total net assets..........................................  $15,925,832   $20,037,885   $14,883,451   $10,042,723
                                                            ===========   ===========   ===========   ===========
Investments in shares of The Trusts, at cost..............  $15,981,708   $20,665,280   $15,066,743   $ 9,826,155
The Trusts shares held
 Class A..................................................           --            --            --            --
 Class B..................................................    1,917,524     2,480,168     1,866,414     1,318,161

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                          (Continued)



                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
ALL ASSET ALLOCATION....................      0.00%  B               $ 104.89                --
ALL ASSET ALLOCATION....................      0.25%  B               $ 104.81                --
ALL ASSET ALLOCATION....................      0.50%  B               $ 104.73                --
ALL ASSET ALLOCATION....................      0.70%  B               $ 104.67                --
ALL ASSET ALLOCATION....................      0.80%  B               $ 104.64                --
ALL ASSET ALLOCATION....................      0.90%  B               $ 104.60                 1
ALL ASSET ALLOCATION....................      0.95%  B               $ 104.59                --
ALL ASSET ALLOCATION....................      1.00%  B               $ 104.57                --
ALL ASSET ALLOCATION....................      1.10%  B               $ 104.54                --
ALL ASSET ALLOCATION....................      1.20%  B               $ 104.51                 3
ALL ASSET ALLOCATION....................      1.25%  B               $ 104.49                 1
ALL ASSET ALLOCATION....................      1.34%  B               $ 104.46                15
ALL ASSET ALLOCATION....................      1.45%  B               $ 104.43                --

AXA AGGRESSIVE ALLOCATION...............      0.00%  B               $ 128.17                --
AXA AGGRESSIVE ALLOCATION...............      0.25%  B               $ 126.18                --
AXA AGGRESSIVE ALLOCATION...............      0.50%  B               $ 124.22                 2
AXA AGGRESSIVE ALLOCATION...............      0.70%  B               $ 122.66                 3
AXA AGGRESSIVE ALLOCATION...............      0.80%  B               $ 149.16                --
AXA AGGRESSIVE ALLOCATION...............      0.90%  B               $ 121.13                70
AXA AGGRESSIVE ALLOCATION...............      0.95%  B               $ 120.75               164
AXA AGGRESSIVE ALLOCATION...............      1.00%  B               $ 120.37                --
AXA AGGRESSIVE ALLOCATION...............      1.10%  B               $ 119.61                57
AXA AGGRESSIVE ALLOCATION...............      1.20%  B               $ 118.85               240
AXA AGGRESSIVE ALLOCATION...............      1.25%  B               $  73.29                36
AXA AGGRESSIVE ALLOCATION...............      1.30%  B               $  82.62                29
AXA AGGRESSIVE ALLOCATION...............      1.34%  B               $ 117.80             1,646
AXA AGGRESSIVE ALLOCATION...............      1.35%  B               $ 117.73                 7
AXA AGGRESSIVE ALLOCATION...............      1.45%  B               $ 116.99                 1

AXA BALANCED STRATEGY...................      1.10%  A               $ 102.65                 2
AXA BALANCED STRATEGY...................      1.25%  A               $ 102.60                 2
AXA BALANCED STRATEGY...................      1.25%  B               $ 110.45                13
AXA BALANCED STRATEGY...................      1.30%  B               $ 110.42                38

AXA CONSERVATIVE ALLOCATION.............      0.00%  B               $ 122.45                --
AXA CONSERVATIVE ALLOCATION.............      0.25%  B               $ 120.55                --
AXA CONSERVATIVE ALLOCATION.............      0.50%  B               $ 118.67                --
AXA CONSERVATIVE ALLOCATION.............      0.70%  B               $ 117.19                --
AXA CONSERVATIVE ALLOCATION.............      0.80%  B               $ 114.25                --
AXA CONSERVATIVE ALLOCATION.............      0.90%  B               $ 115.72                12
AXA CONSERVATIVE ALLOCATION.............      0.95%  B               $ 115.36                73
AXA CONSERVATIVE ALLOCATION.............      1.00%  B               $ 115.00                --
AXA CONSERVATIVE ALLOCATION.............      1.10%  B               $ 114.27                17
AXA CONSERVATIVE ALLOCATION.............      1.20%  B               $ 113.55               137
AXA CONSERVATIVE ALLOCATION.............      1.25%  B               $  97.99                68
AXA CONSERVATIVE ALLOCATION.............      1.30%  B               $ 100.95                16
AXA CONSERVATIVE ALLOCATION.............      1.34%  B               $ 112.55               378
AXA CONSERVATIVE ALLOCATION.............      1.35%  B               $ 112.48                --
AXA CONSERVATIVE ALLOCATION.............      1.45%  B               $ 111.77                --

AXA CONSERVATIVE GROWTH STRATEGY........      1.25%  B               $ 109.25                 4
AXA CONSERVATIVE GROWTH STRATEGY........      1.30%  B               $ 109.22                 6

AXA CONSERVATIVE STRATEGY...............      1.25%  B               $ 105.46                --
AXA CONSERVATIVE STRATEGY...............      1.30%  B               $ 105.43                 3

AXA CONSERVATIVE-PLUS ALLOCATION........      0.00%  B               $ 122.96                --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.25%  B               $ 121.05                --

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
AXA CONSERVATIVE-PLUS ALLOCATION........      0.50%  B               $ 119.17                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.70%  B               $ 117.67                  2
AXA CONSERVATIVE-PLUS ALLOCATION........      0.80%  B               $ 123.27                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.90%  B               $ 116.20                 28
AXA CONSERVATIVE-PLUS ALLOCATION........      0.95%  B               $ 115.84                 61
AXA CONSERVATIVE-PLUS ALLOCATION........      1.00%  B               $ 115.47                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      1.10%  B               $ 114.75                 25
AXA CONSERVATIVE-PLUS ALLOCATION........      1.20%  B               $ 114.02                173
AXA CONSERVATIVE-PLUS ALLOCATION........      1.25%  B               $  90.69                 55
AXA CONSERVATIVE-PLUS ALLOCATION........      1.30%  B               $  95.68                 26
AXA CONSERVATIVE-PLUS ALLOCATION........      1.34%  B               $ 113.02                685
AXA CONSERVATIVE-PLUS ALLOCATION........      1.35%  B               $ 112.94                  1
AXA CONSERVATIVE-PLUS ALLOCATION........      1.45%  B               $ 112.23                 --

AXA GROWTH STRATEGY.....................      1.10%  A               $ 103.79                  7
AXA GROWTH STRATEGY.....................      1.25%  A               $ 103.74                  7

AXA MODERATE ALLOCATION.................      0.25%  A               $ 120.35                 --
AXA MODERATE ALLOCATION.................      0.50%  A               $  96.11                 --
AXA MODERATE ALLOCATION.................      0.70%  A               $ 155.35                  8
AXA MODERATE ALLOCATION.................      0.90%  A               $ 185.70                113
AXA MODERATE ALLOCATION.................      1.00%  A               $ 194.37                 --
AXA MODERATE ALLOCATION.................      1.20%  A               $ 164.76                 62
AXA MODERATE ALLOCATION.................      1.35%  A               $ 193.89              1,369
AXA MODERATE ALLOCATION.................      1.35%  A               $ 195.12                 46
AXA MODERATE ALLOCATION.................      1.45%  A               $ 124.54                  4
AXA MODERATE ALLOCATION.................      1.75%  A               $  58.09             17,262
AXA MODERATE ALLOCATION.................      0.25%  B               $ 114.11                 --
AXA MODERATE ALLOCATION.................      0.50%  B               $ 111.49                  3
AXA MODERATE ALLOCATION.................      0.70%  B               $ 119.94                 15
AXA MODERATE ALLOCATION.................      0.80%  B               $ 128.11                 --
AXA MODERATE ALLOCATION.................      0.90%  B               $ 116.47                 15
AXA MODERATE ALLOCATION.................      0.90%  B               $ 130.72                 19
AXA MODERATE ALLOCATION.................      0.95%  B               $ 116.86                300
AXA MODERATE ALLOCATION.................      1.00%  B               $ 129.13                 --
AXA MODERATE ALLOCATION.................      1.10%  B               $ 115.04                 97
AXA MODERATE ALLOCATION.................      1.20%  B               $ 124.58                826
AXA MODERATE ALLOCATION.................      1.25%  B               $  85.64                164
AXA MODERATE ALLOCATION.................      1.30%  B               $  92.97                146

AXA MODERATE-PLUS ALLOCATION............      0.00%  B               $ 130.81                 --
AXA MODERATE-PLUS ALLOCATION............      0.25%  B               $ 128.78                 --
AXA MODERATE-PLUS ALLOCATION............      0.50%  B               $ 126.77                  5
AXA MODERATE-PLUS ALLOCATION............      0.70%  B               $ 125.19                  6
AXA MODERATE-PLUS ALLOCATION............      0.80%  B               $ 138.21                 --
AXA MODERATE-PLUS ALLOCATION............      0.90%  B               $ 123.62                160
AXA MODERATE-PLUS ALLOCATION............      0.95%  B               $ 123.23                440
AXA MODERATE-PLUS ALLOCATION............      1.00%  B               $ 122.85                 --
AXA MODERATE-PLUS ALLOCATION............      1.10%  B               $ 122.07                139
AXA MODERATE-PLUS ALLOCATION............      1.20%  B               $ 121.30                652
AXA MODERATE-PLUS ALLOCATION............      1.25%  B               $  80.22                109
AXA MODERATE-PLUS ALLOCATION............      1.30%  B               $  88.27                176
AXA MODERATE-PLUS ALLOCATION............      1.34%  B               $ 120.23              3,923
AXA MODERATE-PLUS ALLOCATION............      1.35%  B               $ 120.15                 11
AXA MODERATE-PLUS ALLOCATION............      1.45%  B               $ 119.39                  1

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract
                                                charges   Share Class   Unit Value   Units Outstanding (000s)
                                               --------- ------------- ------------ -------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.25%  A               $ 134.13                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.50%  A               $  73.60                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.70%  A               $ 115.64                 5
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.90%  A               $ 123.91                45
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.00%  A               $ 126.76                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.20%  A               $ 108.95                31
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.34%  A               $ 121.08             3,660
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.35%  A               $ 120.90                49
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.45%  A               $  94.48                 4
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.25%  B               $  99.03                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.50%  B               $  96.76                 2
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.70%  B               $  99.70                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.80%  B               $ 162.82                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.90%  B               $ 101.19                10
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.95%  B               $  97.14               213
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.00%  B               $ 147.85                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.10%  B               $  95.63                11
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.20%  B               $  94.40               384
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.25%  B               $  58.87                39
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.30%  B               $  71.20                17

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.25%  A               $ 144.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.50%  A               $  90.30                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.70%  A               $ 133.00                 3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.90%  A               $ 166.93                11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.00%  A               $ 164.81                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.20%  A               $ 160.64                 9
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.34%  A               $ 157.78             1,367
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.35%  A               $ 157.57                11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.45%  A               $ 114.27                 2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.25%  B               $  88.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.50%  B               $  86.81                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.70%  B               $ 143.59                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.80%  B               $ 158.66                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.90%  B               $ 118.65                 4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.95%  B               $ 139.89                96
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.00%  B               $ 151.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.10%  B               $ 137.72                 3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.20%  B               $ 114.32               181
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.25%  B               $  72.69                10
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.30%  B               $  87.36                 7

EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.00%  B               $  81.05                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.00%  B               $  84.79                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.25%  B               $  84.09                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.50%  B               $  83.39                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.70%  B               $  82.84                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.80%  B               $ 170.98                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.90%  B               $  82.29                 2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.95%  B               $  82.15                 6
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.00%  B               $  82.01                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.10%  B               $  81.74                 3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.20%  B               $  81.46                15
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.25%  B               $  68.08                 3

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                               Contract
                                               charges   Share Class   Unit Value   Units Outstanding (000s)
                                              --------- ------------- ------------ -------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.30%  B              $  77.48                  1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.34%  B              $  81.08                114
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.45%  B              $  80.78                 --

EQ/BLACKROCK BASIC VALUE EQUITY............      0.25%  B              $ 132.53                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.50%  B              $ 129.48                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.70%  B              $ 161.67                  4
EQ/BLACKROCK BASIC VALUE EQUITY............      0.80%  B              $ 151.80                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.90%  B              $ 154.34                  4
EQ/BLACKROCK BASIC VALUE EQUITY............      0.90%  B              $ 157.97                 22
EQ/BLACKROCK BASIC VALUE EQUITY............      0.95%  B              $ 131.22                133
EQ/BLACKROCK BASIC VALUE EQUITY............      1.00%  B              $ 156.16                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      1.10%  B              $ 154.36                 13
EQ/BLACKROCK BASIC VALUE EQUITY............      1.20%  B              $ 151.42                251
EQ/BLACKROCK BASIC VALUE EQUITY............      1.20%  B              $ 152.57                 14
EQ/BLACKROCK BASIC VALUE EQUITY............      1.25%  B              $  73.91                 61
EQ/BLACKROCK BASIC VALUE EQUITY............      1.30%  B              $  83.84                  7
EQ/BLACKROCK BASIC VALUE EQUITY............      1.34%  B              $ 194.39              1,328
EQ/BLACKROCK BASIC VALUE EQUITY............      1.35%  B              $ 149.93                  7
EQ/BLACKROCK BASIC VALUE EQUITY............      1.45%  B              $ 147.09                  1

EQ/BLACKROCK INTERNATIONAL VALUE...........      0.25%  B              $ 109.66                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.50%  B              $ 107.14                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.70%  B              $ 130.43                 22
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.80%  B              $ 163.77                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.90%  B              $ 127.74                 36
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.95%  B              $ 127.07                136
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.00%  B              $ 126.41                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.10%  B              $ 125.09                  8
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.20%  B              $ 123.78                175
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.25%  B              $  71.27                 23
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.30%  B              $  82.38                  8
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.34%  B              $ 121.98              1,655
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.35%  B              $ 121.85                 10
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.45%  B              $ 132.01                  1

EQ/BOSTON ADVISORS EQUITY INCOME...........      0.00%  B              $ 103.43                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.25%  B              $ 102.09                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.50%  B              $ 100.76                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.70%  B              $  99.70                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.80%  B              $ 145.23                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.90%  B              $  98.66                  8
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.95%  B              $  98.40                 40
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.00%  B              $  98.14                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.10%  B              $  97.62                  5
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.20%  B              $  97.11                 68
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.25%  B              $  69.71                  8
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.30%  B              $  78.71                  7
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.34%  B              $  96.39                385
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.35%  B              $  96.34                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.45%  B              $  95.83                 --

EQ/CALVERT SOCIALLY RESPONSIBLE............      0.25%  B              $  68.95                 --
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.50%  B              $  67.36                 --
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.70%  B              $  74.66                  2
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.80%  B              $ 146.29                 --

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                           Contract
                                           charges   Share Class   Unit Value   Units Outstanding (000s)
                                          --------- ------------- ------------ -------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE........      0.90%  B              $  73.12                  4
EQ/CALVERT SOCIALLY RESPONSIBLE........      0.95%  B              $  93.26                  4
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.00%  B              $  72.36                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.10%  B              $  71.60                  1
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.20%  B              $  70.85                 15
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.25%  B              $  71.04                  1
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.30%  B              $  78.30                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.34%  B              $  69.81                240
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.35%  B              $  69.74                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.45%  B              $  89.44                 --

EQ/CAPITAL GUARDIAN GROWTH.............      0.25%  B              $  58.69                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.50%  B              $  57.26                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.70%  B              $  64.90                  1
EQ/CAPITAL GUARDIAN GROWTH.............      0.80%  B              $ 149.32                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.90%  B              $  63.56                  7
EQ/CAPITAL GUARDIAN GROWTH.............      0.95%  B              $  63.23                 20
EQ/CAPITAL GUARDIAN GROWTH.............      1.00%  B              $  62.90                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.10%  B              $  62.24                  3
EQ/CAPITAL GUARDIAN GROWTH.............      1.20%  B              $  61.59                 39
EQ/CAPITAL GUARDIAN GROWTH.............      1.25%  B              $  75.30                  1
EQ/CAPITAL GUARDIAN GROWTH.............      1.30%  B              $  82.04                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.34%  B              $  60.69                212
EQ/CAPITAL GUARDIAN GROWTH.............      1.35%  B              $  60.63                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.45%  B              $  80.66                 --

EQ/CAPITAL GUARDIAN RESEARCH...........      0.00%  B              $ 117.23                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.25%  B              $ 101.97                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.50%  B              $  99.62                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.70%  B              $ 108.99                  2
EQ/CAPITAL GUARDIAN RESEARCH...........      0.80%  B              $ 152.88                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.90%  B              $ 106.74                 24
EQ/CAPITAL GUARDIAN RESEARCH...........      0.95%  B              $ 106.19                 70
EQ/CAPITAL GUARDIAN RESEARCH...........      1.00%  B              $ 105.63                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      1.10%  B              $ 104.53                  1
EQ/CAPITAL GUARDIAN RESEARCH...........      1.20%  B              $ 103.44                277
EQ/CAPITAL GUARDIAN RESEARCH...........      1.25%  B              $  72.65                 34
EQ/CAPITAL GUARDIAN RESEARCH...........      1.30%  B              $  79.37                  1
EQ/CAPITAL GUARDIAN RESEARCH...........      1.34%  B              $ 101.93              1,168
EQ/CAPITAL GUARDIAN RESEARCH...........      1.35%  B              $ 101.82                  5
EQ/CAPITAL GUARDIAN RESEARCH...........      1.45%  B              $ 100.76                  2

EQ/COMMON STOCK INDEX..................      0.25%  A              $ 134.77                 --
EQ/COMMON STOCK INDEX..................      0.50%  A              $  77.16                  1
EQ/COMMON STOCK INDEX..................      0.70%  A              $ 117.35                 20
EQ/COMMON STOCK INDEX..................      0.90%  A              $ 165.98                 62
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 177.90                 --
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 371.69                 80
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 402.62                 28
EQ/COMMON STOCK INDEX..................      1.20%  A              $ 136.48                 31
EQ/COMMON STOCK INDEX..................      1.35%  A              $ 209.74              1,725
EQ/COMMON STOCK INDEX..................      1.35%  A              $ 219.15                 56
EQ/COMMON STOCK INDEX..................      1.45%  A              $  84.37                 23
EQ/COMMON STOCK INDEX..................      1.75%  A              $ 271.80              5,706
EQ/COMMON STOCK INDEX..................      0.25%  B              $  76.81                 --

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/COMMON STOCK INDEX............      0.50%  B              $  75.05                 --
EQ/COMMON STOCK INDEX............      0.70%  B              $  77.72                  5
EQ/COMMON STOCK INDEX............      0.80%  B              $ 151.84                 --
EQ/COMMON STOCK INDEX............      0.90%  B              $  79.72                 23
EQ/COMMON STOCK INDEX............      0.90%  B              $  89.22                  8
EQ/COMMON STOCK INDEX............      0.95%  B              $  75.72                314
EQ/COMMON STOCK INDEX............      1.00%  B              $ 130.38                 --
EQ/COMMON STOCK INDEX............      1.10%  B              $  74.54                  8
EQ/COMMON STOCK INDEX............      1.20%  B              $  84.41                781
EQ/COMMON STOCK INDEX............      1.25%  B              $  66.85                 28
EQ/COMMON STOCK INDEX............      1.30%  B              $  74.64                 22

EQ/CORE BOND INDEX...............      0.25%  B              $ 117.44                 --
EQ/CORE BOND INDEX...............      0.50%  B              $ 115.08                 --
EQ/CORE BOND INDEX...............      0.70%  B              $ 113.23                  6
EQ/CORE BOND INDEX...............      0.80%  B              $ 104.89                 --
EQ/CORE BOND INDEX...............      0.90%  B              $ 111.40                 13
EQ/CORE BOND INDEX...............      0.95%  B              $ 110.95                177
EQ/CORE BOND INDEX...............      1.00%  B              $ 110.50                 --
EQ/CORE BOND INDEX...............      1.10%  B              $ 109.60                  8
EQ/CORE BOND INDEX...............      1.20%  B              $ 108.70                139
EQ/CORE BOND INDEX...............      1.25%  B              $  93.17                 16
EQ/CORE BOND INDEX...............      1.30%  B              $  93.34                  5
EQ/CORE BOND INDEX...............      1.34%  B              $ 107.47                799
EQ/CORE BOND INDEX...............      1.35%  B              $ 107.38                 --
EQ/CORE BOND INDEX...............      1.45%  B              $ 106.50                 --

EQ/DAVIS NEW YORK VENTURE........      0.00%  B              $  78.85                 --
EQ/DAVIS NEW YORK VENTURE........      0.00%  B              $  87.13                  2
EQ/DAVIS NEW YORK VENTURE........      0.25%  B              $ 126.18                 --
EQ/DAVIS NEW YORK VENTURE........      0.25%  B              $ 138.93                 --
EQ/DAVIS NEW YORK VENTURE........      0.50%  B              $  77.82                 --
EQ/DAVIS NEW YORK VENTURE........      0.70%  B              $  77.40                 --
EQ/DAVIS NEW YORK VENTURE........      0.80%  B              $ 156.79                 --
EQ/DAVIS NEW YORK VENTURE........      0.90%  B              $  77.00                  6
EQ/DAVIS NEW YORK VENTURE........      0.90%  B              $  88.46                 --
EQ/DAVIS NEW YORK VENTURE........      0.95%  B              $  76.89                 28
EQ/DAVIS NEW YORK VENTURE........      1.00%  B              $  88.16                 --
EQ/DAVIS NEW YORK VENTURE........      1.00%  B              $ 156.54                 --
EQ/DAVIS NEW YORK VENTURE........      1.10%  B              $  83.63                  8
EQ/DAVIS NEW YORK VENTURE........      1.20%  B              $  76.38                 36
EQ/DAVIS NEW YORK VENTURE........      1.25%  B              $  75.46                  8
EQ/DAVIS NEW YORK VENTURE........      1.30%  B              $  76.29                  2
EQ/DAVIS NEW YORK VENTURE........      1.34%  B              $  76.10                191
EQ/DAVIS NEW YORK VENTURE........      1.34%  B              $  87.16                 --
EQ/DAVIS NEW YORK VENTURE........      1.45%  B              $  75.88                 --

EQ/EQUITY 500 INDEX..............      0.25%  A              $ 131.81                 --
EQ/EQUITY 500 INDEX..............      0.50%  A              $  84.82                 --
EQ/EQUITY 500 INDEX..............      0.70%  A              $ 129.53                 11
EQ/EQUITY 500 INDEX..............      0.90%  A              $ 183.42                 42
EQ/EQUITY 500 INDEX..............      1.00%  A              $ 205.58                 --
EQ/EQUITY 500 INDEX..............      1.20%  A              $ 151.14                 45
EQ/EQUITY 500 INDEX..............      1.34%  A              $ 248.75              2,527
EQ/EQUITY 500 INDEX..............      1.35%  A              $ 248.35                 26

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/EQUITY 500 INDEX..............      1.45%  A              $  93.93                  9
EQ/EQUITY 500 INDEX..............      0.25%  B              $  86.26                 --
EQ/EQUITY 500 INDEX..............      0.50%  B              $  84.28                 --
EQ/EQUITY 500 INDEX..............      0.70%  B              $  85.37                 19
EQ/EQUITY 500 INDEX..............      0.80%  B              $ 149.43                 --
EQ/EQUITY 500 INDEX..............      0.90%  B              $  98.92                 12
EQ/EQUITY 500 INDEX..............      0.95%  B              $  83.17                180
EQ/EQUITY 500 INDEX..............      1.00%  B              $ 126.06                 --
EQ/EQUITY 500 INDEX..............      1.10%  B              $  81.88                 21
EQ/EQUITY 500 INDEX..............      1.20%  B              $  93.97                572
EQ/EQUITY 500 INDEX..............      1.25%  B              $  73.10                 77
EQ/EQUITY 500 INDEX..............      1.30%  B              $  82.05                 10

EQ/EQUITY GROWTH PLUS............      0.25%  B              $ 140.50                 --
EQ/EQUITY GROWTH PLUS............      0.50%  B              $ 137.63                  1
EQ/EQUITY GROWTH PLUS............      0.70%  B              $ 135.36                  6
EQ/EQUITY GROWTH PLUS............      0.80%  B              $ 147.19                 --
EQ/EQUITY GROWTH PLUS............      0.90%  B              $ 133.13                 41
EQ/EQUITY GROWTH PLUS............      0.95%  B              $ 132.58                198
EQ/EQUITY GROWTH PLUS............      1.00%  B              $ 132.03                 --
EQ/EQUITY GROWTH PLUS............      1.10%  B              $ 130.93                 15
EQ/EQUITY GROWTH PLUS............      1.20%  B              $ 129.84                315
EQ/EQUITY GROWTH PLUS............      1.25%  B              $  80.42                 34
EQ/EQUITY GROWTH PLUS............      1.30%  B              $  87.94                 13
EQ/EQUITY GROWTH PLUS............      1.34%  B              $ 128.33              2,138
EQ/EQUITY GROWTH PLUS............      1.35%  B              $ 128.22                  3
EQ/EQUITY GROWTH PLUS............      1.45%  B              $ 127.16                  1

EQ/EVERGREEN OMEGA...............      0.25%  B              $ 103.09                 --
EQ/EVERGREEN OMEGA...............      0.50%  B              $ 100.72                 --
EQ/EVERGREEN OMEGA...............      0.70%  B              $ 102.07                  3
EQ/EVERGREEN OMEGA...............      0.80%  B              $ 152.54                 --
EQ/EVERGREEN OMEGA...............      0.90%  B              $  99.96                  3
EQ/EVERGREEN OMEGA...............      0.95%  B              $  99.44                 40
EQ/EVERGREEN OMEGA...............      1.00%  B              $  98.92                 --
EQ/EVERGREEN OMEGA...............      1.10%  B              $  97.89                 10
EQ/EVERGREEN OMEGA...............      1.20%  B              $  96.86                 60
EQ/EVERGREEN OMEGA...............      1.25%  B              $  98.37                 13
EQ/EVERGREEN OMEGA...............      1.30%  B              $ 112.70                  1
EQ/EVERGREEN OMEGA...............      1.34%  B              $  95.45                354
EQ/EVERGREEN OMEGA...............      1.35%  B              $  95.35                 --
EQ/EVERGREEN OMEGA...............      1.45%  B              $  94.35                 --

EQ/FRANKLIN CORE BALANCED........      0.00%  B              $  95.14                 --
EQ/FRANKLIN CORE BALANCED........      0.25%  B              $  94.36                 --
EQ/FRANKLIN CORE BALANCED........      0.50%  B              $  93.57                 --
EQ/FRANKLIN CORE BALANCED........      0.70%  B              $  92.95                  2
EQ/FRANKLIN CORE BALANCED........      0.80%  B              $ 142.97                 --
EQ/FRANKLIN CORE BALANCED........      0.90%  B              $  92.33                  8
EQ/FRANKLIN CORE BALANCED........      0.95%  B              $  92.18                 68
EQ/FRANKLIN CORE BALANCED........      1.00%  B              $  92.03                 --
EQ/FRANKLIN CORE BALANCED........      1.10%  B              $  91.72                  7
EQ/FRANKLIN CORE BALANCED........      1.20%  B              $  91.41                120
EQ/FRANKLIN CORE BALANCED........      1.25%  B              $  84.02                 13
EQ/FRANKLIN CORE BALANCED........      1.30%  B              $  89.72                 17

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                             Contract
                                             charges   Share Class   Unit Value   Units Outstanding (000s)
                                            --------- ------------- ------------ -------------------------
EQ/FRANKLIN CORE BALANCED................      1.34%  B              $  90.98                615
EQ/FRANKLIN CORE BALANCED................      1.35%  B              $  90.95                 --
EQ/FRANKLIN CORE BALANCED................      1.45%  B              $  90.65                 --

EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.00%  B              $  77.81                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.25%  B              $ 133.67                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.50%  B              $  76.79                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.70%  B              $  76.39                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.80%  B              $ 146.85                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.90%  B              $  75.98                  6
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.95%  B              $  75.88                 47
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.00%  B              $ 146.61                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.10%  B              $  84.97                 10
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.20%  B              $  75.38                 86
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.25%  B              $  74.62                  7
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.30%  B              $  75.29                 17
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.34%  B              $  75.10                389
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.45%  B              $  74.88                 --

EQ/GAMCO MERGERS AND ACQUISITIONS........      0.00%  B              $ 123.62                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.25%  B              $ 122.18                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.50%  B              $ 120.76                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.70%  B              $ 119.63                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.80%  B              $ 122.34                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.90%  B              $ 118.51                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.95%  B              $ 118.23                 17
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.00%  B              $ 117.96                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.10%  B              $ 117.40                  3
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.20%  B              $ 116.85                 17
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.25%  B              $  93.71                  4
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.30%  B              $ 102.25                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.34%  B              $ 116.03                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.34%  B              $ 116.08                 75
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.35%  B              $ 116.02                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.45%  B              $ 115.47                 --

EQ/GAMCO SMALL COMPANY VALUE.............      0.00%  B              $ 150.93                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.25%  B              $ 148.97                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.50%  B              $ 147.03                  1
EQ/GAMCO SMALL COMPANY VALUE.............      0.70%  B              $ 145.49                  4
EQ/GAMCO SMALL COMPANY VALUE.............      0.80%  B              $ 170.87                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.90%  B              $ 143.97                 18
EQ/GAMCO SMALL COMPANY VALUE.............      0.95%  B              $ 143.59                 83
EQ/GAMCO SMALL COMPANY VALUE.............      1.00%  B              $ 143.21                 --
EQ/GAMCO SMALL COMPANY VALUE.............      1.10%  B              $ 142.46                 16
EQ/GAMCO SMALL COMPANY VALUE.............      1.20%  B              $ 141.70                181
EQ/GAMCO SMALL COMPANY VALUE.............      1.25%  B              $  90.41                 46
EQ/GAMCO SMALL COMPANY VALUE.............      1.30%  B              $ 107.09                 14
EQ/GAMCO SMALL COMPANY VALUE.............      1.34%  B              $ 140.66              1,108
EQ/GAMCO SMALL COMPANY VALUE.............      1.35%  B              $ 140.59                  2
EQ/GAMCO SMALL COMPANY VALUE.............      1.45%  B              $ 139.84                  1

EQ/GLOBAL BOND PLUS......................      0.00%  B              $ 120.05                 --
EQ/GLOBAL BOND PLUS......................      0.25%  B              $ 118.78                 --
EQ/GLOBAL BOND PLUS......................      0.50%  B              $ 117.53                 --
EQ/GLOBAL BOND PLUS......................      0.70%  B              $ 116.53                  1

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract
                                                charges   Share Class   Unit Value   Units Outstanding (000s)
                                               --------- ------------- ------------ -------------------------
EQ/GLOBAL BOND PLUS.........................      0.80%  B               $ 108.45                --
EQ/GLOBAL BOND PLUS.........................      0.90%  B               $ 115.54                 7
EQ/GLOBAL BOND PLUS.........................      0.95%  B               $ 115.29                67
EQ/GLOBAL BOND PLUS.........................      1.00%  B               $ 115.05                --
EQ/GLOBAL BOND PLUS.........................      1.10%  B               $ 114.55                13
EQ/GLOBAL BOND PLUS.........................      1.20%  B               $ 114.06                76
EQ/GLOBAL BOND PLUS.........................      1.25%  B               $ 114.50                25
EQ/GLOBAL BOND PLUS.........................      1.30%  B               $ 116.18                 3
EQ/GLOBAL BOND PLUS.........................      1.34%  B               $ 113.38               315
EQ/GLOBAL BOND PLUS.........................      1.35%  B               $ 113.33                --
EQ/GLOBAL BOND PLUS.........................      1.45%  B               $ 112.85                --

EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.25%  B               $ 222.63                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.50%  B               $ 217.50                 1
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.70%  B               $ 163.68                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.70%  B               $ 267.50                 6
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.80%  B               $ 165.92                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 162.05                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 261.39                13
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 310.04                 3
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.95%  B               $ 229.15               107
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.00%  B               $ 258.39                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.10%  B               $ 255.40                 9
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.20%  B               $ 238.40               167
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.20%  B               $ 252.45                40
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.25%  B               $  72.17                52
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.30%  B               $  98.90                 8
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.34%  B               $ 164.68             1,935
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.35%  B               $ 248.08                 7
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.45%  B               $ 231.58                 1
EQ/GLOBAL MULTI-SECTOR EQUITY...............      2.75%  B               $ 151.37                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      2.75%  B               $ 267.70                21

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.25%  A               $  97.73                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.50%  A               $ 107.84                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.70%  A               $ 153.88                 1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.90%  A               $ 165.19                 3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  A               $  86.49                30
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  A               $ 165.25                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.20%  A               $ 151.16                 2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.34%  A               $ 167.97               438
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.35%  A               $ 161.84                 6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.45%  A               $ 135.54                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.25%  B               $ 139.72                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.50%  B               $ 136.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.70%  B               $ 140.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.80%  B               $  99.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.90%  B               $ 140.25                 2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.95%  B               $ 136.90                74
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  B               $ 110.69                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.10%  B               $ 134.77                 5
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.20%  B               $ 135.57                89
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.25%  B               $ 103.82                16
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.30%  B               $ 104.32                 3

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                           Contract
                                           charges   Share Class   Unit Value   Units Outstanding (000s)
                                          --------- ------------- ------------ -------------------------
EQ/INTERNATIONAL CORE PLUS.............      0.25%  B               $ 110.26               --
EQ/INTERNATIONAL CORE PLUS.............      0.50%  B               $ 107.72                1
EQ/INTERNATIONAL CORE PLUS.............      0.70%  B               $ 119.10                2
EQ/INTERNATIONAL CORE PLUS.............      0.80%  B               $ 162.64               --
EQ/INTERNATIONAL CORE PLUS.............      0.90%  B               $ 116.64               10
EQ/INTERNATIONAL CORE PLUS.............      0.95%  B               $ 142.55               59
EQ/INTERNATIONAL CORE PLUS.............      1.00%  B               $ 115.43               --
EQ/INTERNATIONAL CORE PLUS.............      1.10%  B               $ 114.22               12
EQ/INTERNATIONAL CORE PLUS.............      1.20%  B               $ 113.03              168
EQ/INTERNATIONAL CORE PLUS.............      1.25%  B               $  74.24               57
EQ/INTERNATIONAL CORE PLUS.............      1.30%  B               $  86.11                4
EQ/INTERNATIONAL CORE PLUS.............      1.34%  B               $ 111.38              806
EQ/INTERNATIONAL CORE PLUS.............      1.35%  B               $ 111.26                1
EQ/INTERNATIONAL CORE PLUS.............      1.45%  B               $ 136.84               --

EQ/INTERNATIONAL GROWTH................      0.00%  B               $ 138.85               --
EQ/INTERNATIONAL GROWTH................      0.25%  B               $ 137.23               --
EQ/INTERNATIONAL GROWTH................      0.50%  B               $ 135.64               --
EQ/INTERNATIONAL GROWTH................      0.70%  B               $ 134.37                1
EQ/INTERNATIONAL GROWTH................      0.80%  B               $ 161.43               --
EQ/INTERNATIONAL GROWTH................      0.90%  B               $ 133.11                5
EQ/INTERNATIONAL GROWTH................      0.95%  B               $ 132.80               29
EQ/INTERNATIONAL GROWTH................      1.00%  B               $ 132.49               --
EQ/INTERNATIONAL GROWTH................      1.10%  B               $ 131.86                5
EQ/INTERNATIONAL GROWTH................      1.20%  B               $ 131.24               42
EQ/INTERNATIONAL GROWTH................      1.25%  B               $  81.17               12
EQ/INTERNATIONAL GROWTH................      1.30%  B               $  96.94                2
EQ/INTERNATIONAL GROWTH................      1.34%  B               $ 130.32                9
EQ/INTERNATIONAL GROWTH................      1.34%  B               $ 130.37              248
EQ/INTERNATIONAL GROWTH................      1.35%  B               $ 130.31               --
EQ/INTERNATIONAL GROWTH................      1.45%  B               $ 129.70               --

EQ/JPMORGAN VALUE OPPORTUNITIES........      0.25%  B               $ 106.84               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.50%  B               $ 104.38               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.70%  B               $ 103.78                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.80%  B               $ 157.97               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.90%  B               $ 100.30                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.90%  B               $ 101.41                6
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.95%  B               $  93.71               16
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.00%  B               $ 100.24               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.10%  B               $  99.09                2
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.20%  B               $  96.91               25
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.20%  B               $  97.94                6
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.25%  B               $  70.01                4
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.30%  B               $  78.88                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.34%  B               $ 121.58              308
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.35%  B               $  96.25                5
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.45%  B               $  94.13                1

EQ/LARGE CAP CORE PLUS.................      0.25%  B               $  85.69               --
EQ/LARGE CAP CORE PLUS.................      0.50%  B               $  83.72               --
EQ/LARGE CAP CORE PLUS.................      0.70%  B               $  87.12               --
EQ/LARGE CAP CORE PLUS.................      0.80%  B               $ 148.56               --
EQ/LARGE CAP CORE PLUS.................      0.90%  B               $  85.32                3
EQ/LARGE CAP CORE PLUS.................      0.95%  B               $  84.87               10

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/LARGE CAP CORE PLUS...........      1.00%  B              $  84.43                 --
EQ/LARGE CAP CORE PLUS...........      1.10%  B              $  83.55                  1
EQ/LARGE CAP CORE PLUS...........      1.20%  B              $  82.67                 22
EQ/LARGE CAP CORE PLUS...........      1.25%  B              $  74.07                  3
EQ/LARGE CAP CORE PLUS...........      1.30%  B              $  81.05                 --
EQ/LARGE CAP CORE PLUS...........      1.34%  B              $  81.47                124
EQ/LARGE CAP CORE PLUS...........      1.35%  B              $  81.38                 --
EQ/LARGE CAP CORE PLUS...........      1.45%  B              $  80.53                 --

EQ/LARGE CAP GROWTH INDEX........      0.25%  B              $  66.00                 --
EQ/LARGE CAP GROWTH INDEX........      0.50%  B              $  64.48                  1
EQ/LARGE CAP GROWTH INDEX........      0.70%  B              $  70.14                  1
EQ/LARGE CAP GROWTH INDEX........      0.80%  B              $ 150.10                 --
EQ/LARGE CAP GROWTH INDEX........      0.90%  B              $  68.69                 11
EQ/LARGE CAP GROWTH INDEX........      0.95%  B              $  68.33                117
EQ/LARGE CAP GROWTH INDEX........      1.00%  B              $  67.98                 --
EQ/LARGE CAP GROWTH INDEX........      1.10%  B              $  67.27                  5
EQ/LARGE CAP GROWTH INDEX........      1.20%  B              $  66.57                188
EQ/LARGE CAP GROWTH INDEX........      1.25%  B              $  88.13                  7
EQ/LARGE CAP GROWTH INDEX........      1.30%  B              $  98.09                  1
EQ/LARGE CAP GROWTH INDEX........      1.34%  B              $  65.60              1,420
EQ/LARGE CAP GROWTH INDEX........      1.35%  B              $  65.53                  3
EQ/LARGE CAP GROWTH INDEX........      1.45%  B              $  64.84                  1

EQ/LARGE CAP GROWTH PLUS.........      0.25%  B              $  58.62                 --
EQ/LARGE CAP GROWTH PLUS.........      0.50%  B              $  57.27                  1
EQ/LARGE CAP GROWTH PLUS.........      0.70%  B              $ 100.65                  3
EQ/LARGE CAP GROWTH PLUS.........      0.80%  B              $ 149.84                 --
EQ/LARGE CAP GROWTH PLUS.........      0.90%  B              $  88.06                  3
EQ/LARGE CAP GROWTH PLUS.........      0.90%  B              $  98.35                 23
EQ/LARGE CAP GROWTH PLUS.........      0.95%  B              $  83.04                 85
EQ/LARGE CAP GROWTH PLUS.........      1.00%  B              $  97.22                 --
EQ/LARGE CAP GROWTH PLUS.........      1.10%  B              $  96.10                  2
EQ/LARGE CAP GROWTH PLUS.........      1.20%  B              $  91.21                147
EQ/LARGE CAP GROWTH PLUS.........      1.20%  B              $  94.98                  3
EQ/LARGE CAP GROWTH PLUS.........      1.25%  B              $  83.73                  3
EQ/LARGE CAP GROWTH PLUS.........      1.30%  B              $  96.43                  2
EQ/LARGE CAP GROWTH PLUS.........      1.34%  B              $ 139.68              1,451
EQ/LARGE CAP GROWTH PLUS.........      1.35%  B              $  93.34                 16
EQ/LARGE CAP GROWTH PLUS.........      1.45%  B              $  88.60                  7

EQ/LARGE CAP VALUE INDEX.........      0.00%  B              $  55.34                 --
EQ/LARGE CAP VALUE INDEX.........      0.25%  B              $  54.76                 --
EQ/LARGE CAP VALUE INDEX.........      0.25%  B              $ 121.05                 --
EQ/LARGE CAP VALUE INDEX.........      0.50%  B              $  54.18                 --
EQ/LARGE CAP VALUE INDEX.........      0.70%  B              $  53.72                 --
EQ/LARGE CAP VALUE INDEX.........      0.80%  B              $ 151.36                 --
EQ/LARGE CAP VALUE INDEX.........      0.90%  B              $  53.26                 10
EQ/LARGE CAP VALUE INDEX.........      0.95%  B              $  53.14                 20
EQ/LARGE CAP VALUE INDEX.........      1.00%  B              $  53.03                 --
EQ/LARGE CAP VALUE INDEX.........      1.10%  B              $  52.80                  3
EQ/LARGE CAP VALUE INDEX.........      1.20%  B              $  52.58                 28
EQ/LARGE CAP VALUE INDEX.........      1.25%  B              $  44.23                  4
EQ/LARGE CAP VALUE INDEX.........      1.30%  B              $  48.58                  1
EQ/LARGE CAP VALUE INDEX.........      1.34%  B              $  52.26                201

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
EQ/LARGE CAP VALUE INDEX................      1.35%  B              $  52.24                  1
EQ/LARGE CAP VALUE INDEX................      1.45%  B              $  52.01                 --

EQ/LARGE CAP VALUE PLUS.................      0.00%  A              $   6.50                 --
EQ/LARGE CAP VALUE PLUS.................      0.50%  A              $ 105.72                 --
EQ/LARGE CAP VALUE PLUS.................      0.70%  A              $  96.07                  7
EQ/LARGE CAP VALUE PLUS.................      0.90%  A              $  94.08                 63
EQ/LARGE CAP VALUE PLUS.................      1.00%  A              $  93.11                 --
EQ/LARGE CAP VALUE PLUS.................      1.20%  A              $  91.17                 78
EQ/LARGE CAP VALUE PLUS.................      1.34%  A              $  89.84              7,621
EQ/LARGE CAP VALUE PLUS.................      1.35%  A              $   6.29                 --
EQ/LARGE CAP VALUE PLUS.................      1.35%  A              $  89.75                 50
EQ/LARGE CAP VALUE PLUS.................      1.45%  A              $  95.00                  7
EQ/LARGE CAP VALUE PLUS.................      3.40%  A              $   5.78                 --
EQ/LARGE CAP VALUE PLUS.................      3.40%  A              $   5.98                 --
EQ/LARGE CAP VALUE PLUS.................      4.75%  A              $   5.59                 --
EQ/LARGE CAP VALUE PLUS.................      4.75%  A              $   5.77                 --
EQ/LARGE CAP VALUE PLUS.................      0.25%  B              $ 107.33                 --
EQ/LARGE CAP VALUE PLUS.................      0.50%  B              $ 104.86                  2
EQ/LARGE CAP VALUE PLUS.................      0.70%  B              $  95.28                 18
EQ/LARGE CAP VALUE PLUS.................      0.70%  B              $  96.07                 --
EQ/LARGE CAP VALUE PLUS.................      0.80%  B              $ 151.95                 --
EQ/LARGE CAP VALUE PLUS.................      0.90%  B              $  93.31                 14
EQ/LARGE CAP VALUE PLUS.................      0.90%  B              $  94.08                 --
EQ/LARGE CAP VALUE PLUS.................      0.95%  B              $  98.45                331
EQ/LARGE CAP VALUE PLUS.................      1.00%  B              $  93.11                 --
EQ/LARGE CAP VALUE PLUS.................      1.10%  B              $  91.38                  4
EQ/LARGE CAP VALUE PLUS.................      1.10%  B              $  92.14                 --
EQ/LARGE CAP VALUE PLUS.................      1.20%  B              $  90.43                756
EQ/LARGE CAP VALUE PLUS.................      1.20%  B              $  91.17                 --
EQ/LARGE CAP VALUE PLUS.................      1.25%  B              $  59.13                 14
EQ/LARGE CAP VALUE PLUS.................      1.30%  B              $  65.23                 15

EQ/LORD ABBETT GROWTH AND INCOME........      0.00%  B              $  97.18                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.25%  B              $  96.05                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.50%  B              $  94.93                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.70%  B              $  94.04                  2
EQ/LORD ABBETT GROWTH AND INCOME........      0.80%  B              $ 151.27                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.90%  B              $  93.16                  8
EQ/LORD ABBETT GROWTH AND INCOME........      0.95%  B              $  92.94                 12
EQ/LORD ABBETT GROWTH AND INCOME........      1.00%  B              $  92.72                 --
EQ/LORD ABBETT GROWTH AND INCOME........      1.10%  B              $  92.29                  2
EQ/LORD ABBETT GROWTH AND INCOME........      1.20%  B              $  91.85                 11
EQ/LORD ABBETT GROWTH AND INCOME........      1.25%  B              $  70.58                  2
EQ/LORD ABBETT GROWTH AND INCOME........      1.30%  B              $  76.82                  1
EQ/LORD ABBETT GROWTH AND INCOME........      1.34%  B              $  91.24                119
EQ/LORD ABBETT GROWTH AND INCOME........      1.35%  B              $  91.20                 --
EQ/LORD ABBETT GROWTH AND INCOME........      1.45%  B              $  90.77                 --

EQ/LORD ABBETT LARGE CAP CORE...........      0.00%  B              $ 115.16                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.25%  B              $ 113.82                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.50%  B              $ 112.50                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.70%  B              $ 111.44                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.80%  B              $ 142.78                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.90%  B              $ 110.40                  1

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
EQ/LORD ABBETT LARGE CAP CORE........      0.95%  B               $ 110.14                14
EQ/LORD ABBETT LARGE CAP CORE........      1.00%  B               $ 109.88                --
EQ/LORD ABBETT LARGE CAP CORE........      1.10%  B               $ 109.37                 4
EQ/LORD ABBETT LARGE CAP CORE........      1.20%  B               $ 108.85                40
EQ/LORD ABBETT LARGE CAP CORE........      1.25%  B               $  85.56                18
EQ/LORD ABBETT LARGE CAP CORE........      1.30%  B               $  94.65                 1
EQ/LORD ABBETT LARGE CAP CORE........      1.34%  B               $ 108.13               149
EQ/LORD ABBETT LARGE CAP CORE........      1.34%  B               $ 108.85                --
EQ/LORD ABBETT LARGE CAP CORE........      1.35%  B               $ 108.08                --
EQ/LORD ABBETT LARGE CAP CORE........      1.45%  B               $ 107.57                --

EQ/MID CAP INDEX.....................      0.25%  B               $ 104.61                --
EQ/MID CAP INDEX.....................      0.50%  B               $ 102.20                 1
EQ/MID CAP INDEX.....................      0.70%  B               $  97.99                22
EQ/MID CAP INDEX.....................      0.80%  B               $ 159.98                --
EQ/MID CAP INDEX.....................      0.90%  B               $  96.16                43
EQ/MID CAP INDEX.....................      0.95%  B               $  95.71               155
EQ/MID CAP INDEX.....................      1.00%  B               $  95.26                --
EQ/MID CAP INDEX.....................      1.10%  B               $  94.37                11
EQ/MID CAP INDEX.....................      1.20%  B               $  93.48               465
EQ/MID CAP INDEX.....................      1.25%  B               $  64.19                77
EQ/MID CAP INDEX.....................      1.30%  B               $  75.15                 6
EQ/MID CAP INDEX.....................      1.34%  B               $  92.25             2,200
EQ/MID CAP INDEX.....................      1.35%  B               $  92.16                 2
EQ/MID CAP INDEX.....................      1.45%  B               $  91.29                 1

EQ/MID CAP VALUE PLUS................      0.25%  B               $ 149.55                --
EQ/MID CAP VALUE PLUS................      0.50%  B               $ 146.11                 1
EQ/MID CAP VALUE PLUS................      0.70%  B               $ 116.35                 5
EQ/MID CAP VALUE PLUS................      0.80%  B               $ 169.15                --
EQ/MID CAP VALUE PLUS................      0.90%  B               $ 113.69                31
EQ/MID CAP VALUE PLUS................      0.90%  B               $ 140.70                 6
EQ/MID CAP VALUE PLUS................      0.95%  B               $ 142.89               178
EQ/MID CAP VALUE PLUS................      1.00%  B               $ 112.39                --
EQ/MID CAP VALUE PLUS................      1.10%  B               $ 111.09                11
EQ/MID CAP VALUE PLUS................      1.20%  B               $ 109.46               368
EQ/MID CAP VALUE PLUS................      1.20%  B               $ 109.80                25
EQ/MID CAP VALUE PLUS................      1.25%  B               $  70.22                22
EQ/MID CAP VALUE PLUS................      1.30%  B               $  80.55                12
EQ/MID CAP VALUE PLUS................      1.34%  B               $ 136.30             2,681
EQ/MID CAP VALUE PLUS................      1.35%  B               $ 107.91                14
EQ/MID CAP VALUE PLUS................      1.45%  B               $ 106.33                 2

EQ/MONEY MARKET......................      0.25%  A               $ 100.04                --
EQ/MONEY MARKET......................      0.50%  A               $ 106.97                --
EQ/MONEY MARKET......................      0.70%  A               $ 135.65                 1
EQ/MONEY MARKET......................      0.90%  A               $ 142.03                25
EQ/MONEY MARKET......................      1.00%  A               $  47.70                55
EQ/MONEY MARKET......................      1.00%  A               $ 143.17                --
EQ/MONEY MARKET......................      1.20%  A               $ 132.46                 1
EQ/MONEY MARKET......................      1.35%  A               $ 143.92               179
EQ/MONEY MARKET......................      1.35%  A               $ 144.61                35
EQ/MONEY MARKET......................      1.45%  A               $ 120.42                 1
EQ/MONEY MARKET......................      1.75%  A               $  36.46             1,591
EQ/MONEY MARKET......................      0.25%  B               $ 120.81                --

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                       Contract
                                       charges   Share Class   Unit Value   Units Outstanding (000s)
                                      --------- ------------- ------------ -------------------------
EQ/MONEY MARKET....................      0.50%  B               $ 118.04               --
EQ/MONEY MARKET....................      0.70%  B               $ 122.26                1
EQ/MONEY MARKET....................      0.80%  B               $  99.36               --
EQ/MONEY MARKET....................      0.90%  B               $ 112.89                1
EQ/MONEY MARKET....................      0.90%  B               $ 124.79                1
EQ/MONEY MARKET....................      0.95%  B               $ 119.11              208
EQ/MONEY MARKET....................      1.00%  B               $ 108.28               --
EQ/MONEY MARKET....................      1.10%  B               $ 117.26               36
EQ/MONEY MARKET....................      1.20%  B               $ 120.40               61
EQ/MONEY MARKET....................      1.25%  B               $ 101.11               65
EQ/MONEY MARKET....................      1.30%  B               $ 103.45                7

EQ/MONTAG & CALDWELL GROWTH........      0.00%  B               $ 125.64               --
EQ/MONTAG & CALDWELL GROWTH........      0.25%  B               $ 124.00               --
EQ/MONTAG & CALDWELL GROWTH........      0.50%  B               $ 122.39               --
EQ/MONTAG & CALDWELL GROWTH........      0.70%  B               $ 121.11                1
EQ/MONTAG & CALDWELL GROWTH........      0.80%  B               $ 143.18               --
EQ/MONTAG & CALDWELL GROWTH........      0.90%  B               $ 119.84                2
EQ/MONTAG & CALDWELL GROWTH........      0.95%  B               $ 119.53               25
EQ/MONTAG & CALDWELL GROWTH........      1.00%  B               $ 119.21               --
EQ/MONTAG & CALDWELL GROWTH........      1.10%  B               $ 118.59                5
EQ/MONTAG & CALDWELL GROWTH........      1.20%  B               $ 117.96               40
EQ/MONTAG & CALDWELL GROWTH........      1.25%  B               $  93.33               11
EQ/MONTAG & CALDWELL GROWTH........      1.30%  B               $ 103.01                3
EQ/MONTAG & CALDWELL GROWTH........      1.34%  B               $ 117.09              200
EQ/MONTAG & CALDWELL GROWTH........      1.35%  B               $ 117.03               --
EQ/MONTAG & CALDWELL GROWTH........      1.45%  B               $ 116.41               --

EQ/MUTUAL LARGE CAP EQUITY.........      0.00%  B               $  84.67               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.25%  B               $  83.97               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.50%  B               $  83.28               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.70%  B               $  82.72                1
EQ/MUTUAL LARGE CAP EQUITY.........      0.80%  B               $ 145.45               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.90%  B               $  82.17                2
EQ/MUTUAL LARGE CAP EQUITY.........      0.95%  B               $  82.04               18
EQ/MUTUAL LARGE CAP EQUITY.........      1.00%  B               $  81.90               --
EQ/MUTUAL LARGE CAP EQUITY.........      1.10%  B               $  81.62                2
EQ/MUTUAL LARGE CAP EQUITY.........      1.20%  B               $  81.35               61
EQ/MUTUAL LARGE CAP EQUITY.........      1.25%  B               $  69.70                3
EQ/MUTUAL LARGE CAP EQUITY.........      1.30%  B               $  78.49               12
EQ/MUTUAL LARGE CAP EQUITY.........      1.34%  B               $  80.97              265
EQ/MUTUAL LARGE CAP EQUITY.........      1.35%  B               $  80.94               --
EQ/MUTUAL LARGE CAP EQUITY.........      1.45%  B               $  80.67               --

EQ/OPPENHEIMER GLOBAL..............      0.00%  B               $  96.73               --
EQ/OPPENHEIMER GLOBAL..............      0.25%  B               $  95.93               --
EQ/OPPENHEIMER GLOBAL..............      0.50%  B               $  95.14               --
EQ/OPPENHEIMER GLOBAL..............      0.70%  B               $  94.50                1
EQ/OPPENHEIMER GLOBAL..............      0.80%  B               $ 159.67               --
EQ/OPPENHEIMER GLOBAL..............      0.90%  B               $  93.87                2
EQ/OPPENHEIMER GLOBAL..............      0.95%  B               $  93.72               20
EQ/OPPENHEIMER GLOBAL..............      1.00%  B               $  93.56               --
EQ/OPPENHEIMER GLOBAL..............      1.10%  B               $  93.25                6
EQ/OPPENHEIMER GLOBAL..............      1.20%  B               $  92.93               36
EQ/OPPENHEIMER GLOBAL..............      1.25%  B               $  76.47                7

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/OPPENHEIMER GLOBAL............      1.30%  B              $  87.78                 2
EQ/OPPENHEIMER GLOBAL............      1.34%  B              $  92.50               168
EQ/OPPENHEIMER GLOBAL............      1.35%  B              $  92.47                --
EQ/OPPENHEIMER GLOBAL............      1.45%  B              $  92.16                --

EQ/PIMCO ULTRA SHORT BOND........      1.10%  A              $ 100.30                 2
EQ/PIMCO ULTRA SHORT BOND........      1.25%  A              $ 100.25                --
EQ/PIMCO ULTRA SHORT BOND........      0.00%  B              $ 116.26                --
EQ/PIMCO ULTRA SHORT BOND........      0.25%  B              $ 114.91                --
EQ/PIMCO ULTRA SHORT BOND........      0.50%  B              $ 113.57                --
EQ/PIMCO ULTRA SHORT BOND........      0.70%  B              $ 112.51                 3
EQ/PIMCO ULTRA SHORT BOND........      0.80%  B              $ 106.60                --
EQ/PIMCO ULTRA SHORT BOND........      0.90%  B              $ 111.46                20
EQ/PIMCO ULTRA SHORT BOND........      0.95%  B              $ 111.20               195
EQ/PIMCO ULTRA SHORT BOND........      1.00%  B              $ 110.94                --
EQ/PIMCO ULTRA SHORT BOND........      1.10%  B              $ 110.41                36
EQ/PIMCO ULTRA SHORT BOND........      1.20%  B              $ 109.89               198
EQ/PIMCO ULTRA SHORT BOND........      1.25%  B              $ 111.05                84
EQ/PIMCO ULTRA SHORT BOND........      1.30%  B              $ 110.49                 5
EQ/PIMCO ULTRA SHORT BOND........      1.34%  B              $ 109.17               804
EQ/PIMCO ULTRA SHORT BOND........      1.35%  B              $ 109.12                --
EQ/PIMCO ULTRA SHORT BOND........      1.45%  B              $ 108.60                --

EQ/QUALITY BOND PLUS.............      0.25%  A              $ 106.10                --
EQ/QUALITY BOND PLUS.............      0.50%  A              $ 103.61                --
EQ/QUALITY BOND PLUS.............      0.70%  A              $ 155.71                 1
EQ/QUALITY BOND PLUS.............      0.90%  A              $ 172.52                 8
EQ/QUALITY BOND PLUS.............      1.00%  A              $ 173.48                --
EQ/QUALITY BOND PLUS.............      1.20%  A              $ 154.21                 4
EQ/QUALITY BOND PLUS.............      1.34%  A              $ 171.70               692
EQ/QUALITY BOND PLUS.............      1.35%  A              $ 180.94                 9
EQ/QUALITY BOND PLUS.............      1.45%  A              $ 135.11                --
EQ/QUALITY BOND PLUS.............      0.25%  B              $ 140.24                --
EQ/QUALITY BOND PLUS.............      0.50%  B              $ 137.03                --
EQ/QUALITY BOND PLUS.............      0.70%  B              $ 141.29                --
EQ/QUALITY BOND PLUS.............      0.80%  B              $ 106.53                --
EQ/QUALITY BOND PLUS.............      0.90%  B              $ 139.83                 4
EQ/QUALITY BOND PLUS.............      0.95%  B              $ 137.65               107
EQ/QUALITY BOND PLUS.............      1.00%  B              $ 111.37                --
EQ/QUALITY BOND PLUS.............      1.10%  B              $ 135.51                 9
EQ/QUALITY BOND PLUS.............      1.20%  B              $ 135.29               124
EQ/QUALITY BOND PLUS.............      1.25%  B              $ 100.08                18
EQ/QUALITY BOND PLUS.............      1.30%  B              $ 100.28                 4

EQ/SMALL COMPANY INDEX...........      0.25%  B              $ 139.27                --
EQ/SMALL COMPANY INDEX...........      0.50%  B              $ 136.48                --
EQ/SMALL COMPANY INDEX...........      0.70%  B              $ 134.28                16
EQ/SMALL COMPANY INDEX...........      0.80%  B              $ 161.13                --
EQ/SMALL COMPANY INDEX...........      0.90%  B              $ 132.11                19
EQ/SMALL COMPANY INDEX...........      0.95%  B              $ 131.57                50
EQ/SMALL COMPANY INDEX...........      1.00%  B              $ 131.04                --
EQ/SMALL COMPANY INDEX...........      1.10%  B              $ 129.97                 9
EQ/SMALL COMPANY INDEX...........      1.20%  B              $ 128.91               196
EQ/SMALL COMPANY INDEX...........      1.25%  B              $  73.24                44
EQ/SMALL COMPANY INDEX...........      1.30%  B              $  80.73                 5

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
EQ/SMALL COMPANY INDEX...............      1.34%  B               $ 127.45              922
EQ/SMALL COMPANY INDEX...............      1.35%  B               $ 127.34                2
EQ/SMALL COMPANY INDEX...............      1.45%  B               $ 126.30               --

EQ/T. ROWE PRICE GROWTH STOCK........      0.00%  B               $  98.42               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.25%  B               $  97.14               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.50%  B               $  95.88               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.70%  B               $  94.88               11
EQ/T. ROWE PRICE GROWTH STOCK........      0.80%  B               $ 148.39               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.90%  B               $  93.88               10
EQ/T. ROWE PRICE GROWTH STOCK........      0.95%  B               $  93.64               57
EQ/T. ROWE PRICE GROWTH STOCK........      1.00%  B               $  93.39               --
EQ/T. ROWE PRICE GROWTH STOCK........      1.10%  B               $  92.90                6
EQ/T. ROWE PRICE GROWTH STOCK........      1.20%  B               $  92.41              200
EQ/T. ROWE PRICE GROWTH STOCK........      1.25%  B               $  78.51               38
EQ/T. ROWE PRICE GROWTH STOCK........      1.30%  B               $  85.04                2
EQ/T. ROWE PRICE GROWTH STOCK........      1.34%  B               $  91.73              733
EQ/T. ROWE PRICE GROWTH STOCK........      1.35%  B               $  91.68                2
EQ/T. ROWE PRICE GROWTH STOCK........      1.45%  B               $  91.19               --

EQ/TEMPLETON GLOBAL EQUITY...........      0.00%  B               $  84.87               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.25%  B               $  84.17               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.50%  B               $  83.47               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.70%  B               $  82.91                1
EQ/TEMPLETON GLOBAL EQUITY...........      0.80%  B               $ 153.24               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.90%  B               $  82.36                3
EQ/TEMPLETON GLOBAL EQUITY...........      0.95%  B               $  82.22               22
EQ/TEMPLETON GLOBAL EQUITY...........      1.00%  B               $  82.09               --
EQ/TEMPLETON GLOBAL EQUITY...........      1.10%  B               $  81.81                2
EQ/TEMPLETON GLOBAL EQUITY...........      1.20%  B               $  81.54               51
EQ/TEMPLETON GLOBAL EQUITY...........      1.25%  B               $  70.24                3
EQ/TEMPLETON GLOBAL EQUITY...........      1.30%  B               $  78.73               12
EQ/TEMPLETON GLOBAL EQUITY...........      1.34%  B               $  81.16              251
EQ/TEMPLETON GLOBAL EQUITY...........      1.35%  B               $  81.13               --
EQ/TEMPLETON GLOBAL EQUITY...........      1.45%  B               $  80.86               --

EQ/UBS GROWTH AND INCOME.............      0.00%  B               $ 109.54               --
EQ/UBS GROWTH AND INCOME.............      0.25%  B               $ 108.12               --
EQ/UBS GROWTH AND INCOME.............      0.50%  B               $ 106.71               --
EQ/UBS GROWTH AND INCOME.............      0.70%  B               $ 105.59                2
EQ/UBS GROWTH AND INCOME.............      0.80%  B               $ 157.11               --
EQ/UBS GROWTH AND INCOME.............      0.90%  B               $ 104.49                1
EQ/UBS GROWTH AND INCOME.............      0.95%  B               $ 104.21                9
EQ/UBS GROWTH AND INCOME.............      1.00%  B               $ 103.94               --
EQ/UBS GROWTH AND INCOME.............      1.10%  B               $ 103.39                2
EQ/UBS GROWTH AND INCOME.............      1.20%  B               $ 102.84               57
EQ/UBS GROWTH AND INCOME.............      1.25%  B               $  71.75               16
EQ/UBS GROWTH AND INCOME.............      1.30%  B               $  79.51                1
EQ/UBS GROWTH AND INCOME.............      1.34%  B               $ 102.09              119
EQ/UBS GROWTH AND INCOME.............      1.35%  B               $ 102.03               --
EQ/UBS GROWTH AND INCOME.............      1.45%  B               $ 101.49               --

EQ/VAN KAMPEN COMSTOCK...............      0.00%  B               $  96.28               --
EQ/VAN KAMPEN COMSTOCK...............      0.25%  B               $  95.16               --
EQ/VAN KAMPEN COMSTOCK...............      0.50%  B               $  94.05               --
EQ/VAN KAMPEN COMSTOCK...............      0.70%  B               $  93.17               --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract
                                          charges   Share Class   Unit Value   Units Outstanding (000s)
                                         --------- ------------- ------------ -------------------------
EQ/VAN KAMPEN COMSTOCK................      0.80%  B               $ 156.75                --
EQ/VAN KAMPEN COMSTOCK................      0.90%  B               $  92.30                 2
EQ/VAN KAMPEN COMSTOCK................      0.95%  B               $  92.08                18
EQ/VAN KAMPEN COMSTOCK................      1.00%  B               $  91.87                --
EQ/VAN KAMPEN COMSTOCK................      1.10%  B               $  91.43                 2
EQ/VAN KAMPEN COMSTOCK................      1.20%  B               $  91.00                24
EQ/VAN KAMPEN COMSTOCK................      1.25%  B               $  71.45                 2
EQ/VAN KAMPEN COMSTOCK................      1.30%  B               $  78.14                 1
EQ/VAN KAMPEN COMSTOCK................      1.34%  B               $  90.40               161
EQ/VAN KAMPEN COMSTOCK................      1.35%  B               $  90.36                --
EQ/VAN KAMPEN COMSTOCK................      1.45%  B               $  89.93                --

EQ/VAN KAMPEN MID CAP GROWTH..........      0.00%  B               $ 138.16                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.25%  B               $ 136.55                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.50%  B               $ 134.96                 1
EQ/VAN KAMPEN MID CAP GROWTH..........      0.70%  B               $ 133.70                 2
EQ/VAN KAMPEN MID CAP GROWTH..........      0.80%  B               $ 167.66                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.90%  B               $ 132.45                11
EQ/VAN KAMPEN MID CAP GROWTH..........      0.95%  B               $ 132.14                43
EQ/VAN KAMPEN MID CAP GROWTH..........      1.00%  B               $ 131.83                --
EQ/VAN KAMPEN MID CAP GROWTH..........      1.10%  B               $ 131.21                11
EQ/VAN KAMPEN MID CAP GROWTH..........      1.20%  B               $ 130.59                85
EQ/VAN KAMPEN MID CAP GROWTH..........      1.25%  B               $  85.29                26
EQ/VAN KAMPEN MID CAP GROWTH..........      1.30%  B               $ 101.09                 4
EQ/VAN KAMPEN MID CAP GROWTH..........      1.34%  B               $ 129.73               478
EQ/VAN KAMPEN MID CAP GROWTH..........      1.35%  B               $ 129.66                 1
EQ/VAN KAMPEN MID CAP GROWTH..........      1.45%  B               $ 129.05                --

MULTIMANAGER AGGRESSIVE EQUITY........      0.25%  A               $ 144.39                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.50%  A               $  85.16                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.70%  A               $  69.95                17
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  A               $  86.31                44
MULTIMANAGER AGGRESSIVE EQUITY........      1.00%  A               $  98.35                --
MULTIMANAGER AGGRESSIVE EQUITY........      1.20%  A               $  75.73                20
MULTIMANAGER AGGRESSIVE EQUITY........      1.35%  A               $ 111.78               838
MULTIMANAGER AGGRESSIVE EQUITY........      1.35%  A               $ 117.68                52
MULTIMANAGER AGGRESSIVE EQUITY........      1.45%  A               $  61.74                 5
MULTIMANAGER AGGRESSIVE EQUITY........      1.75%  A               $  64.44             6,778
MULTIMANAGER AGGRESSIVE EQUITY........      0.25%  B               $  65.65                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.50%  B               $  64.15                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.70%  B               $  69.09                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.80%  B               $ 153.26                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  B               $  53.16                19
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  B               $  64.14                 2
MULTIMANAGER AGGRESSIVE EQUITY........      0.95%  B               $  67.31                71
MULTIMANAGER AGGRESSIVE EQUITY........      1.00%  B               $ 126.85                --
MULTIMANAGER AGGRESSIVE EQUITY........      1.10%  B               $  66.26                 5
MULTIMANAGER AGGRESSIVE EQUITY........      1.20%  B               $  61.76               166
MULTIMANAGER AGGRESSIVE EQUITY........      1.25%  B               $  71.08                11
MULTIMANAGER AGGRESSIVE EQUITY........      1.30%  B               $  82.38                 5

MULTIMANAGER CORE BOND................      0.25%  B               $ 142.30                --
MULTIMANAGER CORE BOND................      0.50%  B               $ 139.47                --
MULTIMANAGER CORE BOND................      0.70%  B               $ 120.27                --
MULTIMANAGER CORE BOND................      0.70%  B               $ 137.24                 1

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                              Contract
                                              charges   Share Class   Unit Value   Units Outstanding (000s)
                                             --------- ------------- ------------ -------------------------
MULTIMANAGER CORE BOND....................      0.80%  B               $ 108.38               --
MULTIMANAGER CORE BOND....................      0.90%  B               $ 119.07               --
MULTIMANAGER CORE BOND....................      0.90%  B               $ 135.05                6
MULTIMANAGER CORE BOND....................      0.95%  B               $ 134.50              106
MULTIMANAGER CORE BOND....................      1.00%  B               $ 133.96               --
MULTIMANAGER CORE BOND....................      1.10%  B               $ 132.88               12
MULTIMANAGER CORE BOND....................      1.20%  B               $ 117.29               --
MULTIMANAGER CORE BOND....................      1.20%  B               $ 131.81               97
MULTIMANAGER CORE BOND....................      1.25%  B               $ 115.05               23
MULTIMANAGER CORE BOND....................      1.30%  B               $ 114.00                4
MULTIMANAGER CORE BOND....................      1.34%  B               $ 130.33              415
MULTIMANAGER CORE BOND....................      1.35%  B               $ 130.22                2
MULTIMANAGER CORE BOND....................      1.45%  B               $ 129.17               --

MULTIMANAGER INTERNATIONAL EQUITY.........      0.25%  B               $ 136.98               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.50%  B               $ 134.26               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.70%  B               $ 110.55               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.70%  B               $ 132.11                1
MULTIMANAGER INTERNATIONAL EQUITY.........      0.80%  B               $ 160.79               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.90%  B               $ 109.45               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.90%  B               $ 130.00                8
MULTIMANAGER INTERNATIONAL EQUITY.........      0.95%  B               $ 129.48               62
MULTIMANAGER INTERNATIONAL EQUITY.........      1.00%  B               $ 128.95               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.10%  B               $ 127.92                3
MULTIMANAGER INTERNATIONAL EQUITY.........      1.20%  B               $ 102.25               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.20%  B               $ 126.88               70
MULTIMANAGER INTERNATIONAL EQUITY.........      1.25%  B               $  67.51                8
MULTIMANAGER INTERNATIONAL EQUITY.........      1.30%  B               $  78.51                3
MULTIMANAGER INTERNATIONAL EQUITY.........      1.34%  B               $ 125.45              429
MULTIMANAGER INTERNATIONAL EQUITY.........      1.35%  B               $ 125.35               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.45%  B               $ 124.34               --
MULTIMANAGER INTERNATIONAL EQUITY.........      2.75%  B               $ 145.26               13

MULTIMANAGER LARGE CAP CORE EQUITY........      0.25%  B               $ 108.82               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.50%  B               $ 106.66               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.70%  B               $ 100.56               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.70%  B               $ 104.95               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.80%  B               $ 153.13               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $  99.56               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $ 102.44               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $ 103.27                1
MULTIMANAGER LARGE CAP CORE EQUITY........      0.95%  B               $ 102.86               10
MULTIMANAGER LARGE CAP CORE EQUITY........      1.00%  B               $ 102.44               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.10%  B               $ 101.62                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.20%  B               $  98.07               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.20%  B               $ 100.80               23
MULTIMANAGER LARGE CAP CORE EQUITY........      1.25%  B               $  74.60                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.30%  B               $  83.28                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.34%  B               $  99.66              113
MULTIMANAGER LARGE CAP CORE EQUITY........      1.35%  B               $  99.58               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.45%  B               $  98.77               --

MULTIMANAGER LARGE CAP GROWTH.............      0.25%  B               $  83.87               --
MULTIMANAGER LARGE CAP GROWTH.............      0.50%  B               $  82.21               --
MULTIMANAGER LARGE CAP GROWTH.............      0.70%  B               $  80.89               --

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
MULTIMANAGER LARGE CAP GROWTH........      0.70%  B              $  88.44                --
MULTIMANAGER LARGE CAP GROWTH........      0.80%  B              $ 150.83                --
MULTIMANAGER LARGE CAP GROWTH........      0.90%  B              $  79.60                 8
MULTIMANAGER LARGE CAP GROWTH........      0.90%  B              $  87.56                --
MULTIMANAGER LARGE CAP GROWTH........      0.95%  B              $  79.28                44
MULTIMANAGER LARGE CAP GROWTH........      1.00%  B              $  78.96                --
MULTIMANAGER LARGE CAP GROWTH........      1.10%  B              $  78.32                 2
MULTIMANAGER LARGE CAP GROWTH........      1.20%  B              $  77.69                55
MULTIMANAGER LARGE CAP GROWTH........      1.20%  B              $  86.25                --
MULTIMANAGER LARGE CAP GROWTH........      1.25%  B              $  74.31                 2
MULTIMANAGER LARGE CAP GROWTH........      1.30%  B              $  80.79                 2
MULTIMANAGER LARGE CAP GROWTH........      1.34%  B              $  76.81               272
MULTIMANAGER LARGE CAP GROWTH........      1.35%  B              $  76.75                 1
MULTIMANAGER LARGE CAP GROWTH........      1.45%  B              $  76.13                --

MULTIMANAGER LARGE CAP VALUE.........      0.25%  B              $ 119.95                --
MULTIMANAGER LARGE CAP VALUE.........      0.50%  B              $ 117.57                --
MULTIMANAGER LARGE CAP VALUE.........      0.70%  B              $  99.56                --
MULTIMANAGER LARGE CAP VALUE.........      0.70%  B              $ 115.69                 2
MULTIMANAGER LARGE CAP VALUE.........      0.80%  B              $ 150.24                --
MULTIMANAGER LARGE CAP VALUE.........      0.90%  B              $  98.57                --
MULTIMANAGER LARGE CAP VALUE.........      0.90%  B              $ 113.84                 4
MULTIMANAGER LARGE CAP VALUE.........      0.95%  B              $ 113.38                71
MULTIMANAGER LARGE CAP VALUE.........      1.00%  B              $ 112.92                --
MULTIMANAGER LARGE CAP VALUE.........      1.10%  B              $ 112.01                 5
MULTIMANAGER LARGE CAP VALUE.........      1.20%  B              $  97.10                --
MULTIMANAGER LARGE CAP VALUE.........      1.20%  B              $ 111.11                77
MULTIMANAGER LARGE CAP VALUE.........      1.25%  B              $  70.74                 8
MULTIMANAGER LARGE CAP VALUE.........      1.30%  B              $  79.64                 3
MULTIMANAGER LARGE CAP VALUE.........      1.34%  B              $ 109.85               337
MULTIMANAGER LARGE CAP VALUE.........      1.35%  B              $ 109.76                --
MULTIMANAGER LARGE CAP VALUE.........      1.45%  B              $ 108.88                --

MULTIMANAGER MID CAP GROWTH..........      0.25%  B              $ 102.64                --
MULTIMANAGER MID CAP GROWTH..........      0.50%  B              $ 100.60                --
MULTIMANAGER MID CAP GROWTH..........      0.70%  B              $  98.99                 1
MULTIMANAGER MID CAP GROWTH..........      0.70%  B              $ 107.20                --
MULTIMANAGER MID CAP GROWTH..........      0.80%  B              $ 159.16                --
MULTIMANAGER MID CAP GROWTH..........      0.90%  B              $  97.40                 4
MULTIMANAGER MID CAP GROWTH..........      0.90%  B              $ 106.13                --
MULTIMANAGER MID CAP GROWTH..........      0.95%  B              $  97.01                60
MULTIMANAGER MID CAP GROWTH..........      1.00%  B              $  96.62                --
MULTIMANAGER MID CAP GROWTH..........      1.10%  B              $  95.84                 3
MULTIMANAGER MID CAP GROWTH..........      1.20%  B              $  95.07                92
MULTIMANAGER MID CAP GROWTH..........      1.20%  B              $  99.15                --
MULTIMANAGER MID CAP GROWTH..........      1.25%  B              $  76.55                 5
MULTIMANAGER MID CAP GROWTH..........      1.30%  B              $  88.91                 2
MULTIMANAGER MID CAP GROWTH..........      1.34%  B              $  93.99               503
MULTIMANAGER MID CAP GROWTH..........      1.35%  B              $  93.92                 1
MULTIMANAGER MID CAP GROWTH..........      1.45%  B              $  93.16                --
MULTIMANAGER MID CAP GROWTH..........      2.75%  B              $ 141.01                 8

MULTIMANAGER MID CAP VALUE...........      0.25%  B              $ 135.13                --
MULTIMANAGER MID CAP VALUE...........      0.50%  B              $ 132.45                --
MULTIMANAGER MID CAP VALUE...........      0.70%  B              $ 113.87                --

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract
                                          charges   Share Class   Unit Value   Units Outstanding (000s)
                                         --------- ------------- ------------ -------------------------
MULTIMANAGER MID CAP VALUE............      0.70%  B               $ 130.33               --
MULTIMANAGER MID CAP VALUE............      0.80%  B               $ 170.05               --
MULTIMANAGER MID CAP VALUE............      0.90%  B               $ 112.73               --
MULTIMANAGER MID CAP VALUE............      0.90%  B               $ 128.24                5
MULTIMANAGER MID CAP VALUE............      0.95%  B               $ 127.73               49
MULTIMANAGER MID CAP VALUE............      1.00%  B               $ 127.21               --
MULTIMANAGER MID CAP VALUE............      1.10%  B               $ 126.19                3
MULTIMANAGER MID CAP VALUE............      1.20%  B               $ 105.32               --
MULTIMANAGER MID CAP VALUE............      1.20%  B               $ 125.17               67
MULTIMANAGER MID CAP VALUE............      1.25%  B               $  79.65                9
MULTIMANAGER MID CAP VALUE............      1.30%  B               $  91.60                2
MULTIMANAGER MID CAP VALUE............      1.34%  B               $ 123.76              348
MULTIMANAGER MID CAP VALUE............      1.35%  B               $ 123.66               --
MULTIMANAGER MID CAP VALUE............      1.45%  B               $ 122.66               --
MULTIMANAGER MID CAP VALUE............      2.75%  B               $ 158.19                4

MULTIMANAGER MULTI-SECTOR BOND........      0.25%  A               $ 113.42               --
MULTIMANAGER MULTI-SECTOR BOND........      0.50%  A               $  88.11               --
MULTIMANAGER MULTI-SECTOR BOND........      0.70%  A               $ 102.61                1
MULTIMANAGER MULTI-SECTOR BOND........      0.90%  A               $ 134.01                5
MULTIMANAGER MULTI-SECTOR BOND........      1.00%  A               $ 144.78               --
MULTIMANAGER MULTI-SECTOR BOND........      1.20%  A               $ 112.66                4
MULTIMANAGER MULTI-SECTOR BOND........      1.34%  A               $ 149.37              580
MULTIMANAGER MULTI-SECTOR BOND........      1.35%  A               $ 159.23                8
MULTIMANAGER MULTI-SECTOR BOND........      1.45%  A               $  87.49                1
MULTIMANAGER MULTI-SECTOR BOND........      0.25%  B               $ 117.41               --
MULTIMANAGER MULTI-SECTOR BOND........      0.50%  B               $ 114.73               --
MULTIMANAGER MULTI-SECTOR BOND........      0.70%  B               $ 107.70               --
MULTIMANAGER MULTI-SECTOR BOND........      0.80%  B               $ 111.29               --
MULTIMANAGER MULTI-SECTOR BOND........      0.90%  B               $  90.94                5
MULTIMANAGER MULTI-SECTOR BOND........      0.95%  B               $ 104.93              114
MULTIMANAGER MULTI-SECTOR BOND........      1.00%  B               $ 122.76               --
MULTIMANAGER MULTI-SECTOR BOND........      1.10%  B               $ 103.30                4
MULTIMANAGER MULTI-SECTOR BOND........      1.20%  B               $  87.51              139
MULTIMANAGER MULTI-SECTOR BOND........      1.25%  B               $  81.72                8
MULTIMANAGER MULTI-SECTOR BOND........      1.30%  B               $  85.24                7

MULTIMANAGER SMALL CAP GROWTH.........      0.00%  B               $ 109.93               --
MULTIMANAGER SMALL CAP GROWTH.........      0.25%  B               $ 108.50               --
MULTIMANAGER SMALL CAP GROWTH.........      0.50%  B               $ 107.09               --
MULTIMANAGER SMALL CAP GROWTH.........      0.70%  B               $ 105.97                1
MULTIMANAGER SMALL CAP GROWTH.........      0.80%  B               $ 160.82               --
MULTIMANAGER SMALL CAP GROWTH.........      0.90%  B               $ 104.86                3
MULTIMANAGER SMALL CAP GROWTH.........      0.95%  B               $ 104.58               34
MULTIMANAGER SMALL CAP GROWTH.........      1.00%  B               $ 104.31               --
MULTIMANAGER SMALL CAP GROWTH.........      1.10%  B               $ 103.76                2
MULTIMANAGER SMALL CAP GROWTH.........      1.20%  B               $ 103.21               50
MULTIMANAGER SMALL CAP GROWTH.........      1.25%  B               $  70.12                4
MULTIMANAGER SMALL CAP GROWTH.........      1.30%  B               $  80.36                3
MULTIMANAGER SMALL CAP GROWTH.........      1.34%  B               $ 102.12               14
MULTIMANAGER SMALL CAP GROWTH.........      1.34%  B               $ 102.45              317
MULTIMANAGER SMALL CAP GROWTH.........      1.35%  B               $ 102.39                1
MULTIMANAGER SMALL CAP GROWTH.........      1.45%  B               $ 101.85               --

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                        Contract
                                        charges   Share Class   Unit Value   Units Outstanding (000s)
                                       --------- ------------- ------------ -------------------------
MULTIMANAGER SMALL CAP VALUE........      0.25%  B               $ 148.86               --
MULTIMANAGER SMALL CAP VALUE........      0.50%  B               $ 145.43               --
MULTIMANAGER SMALL CAP VALUE........      0.70%  B               $ 151.41               --
MULTIMANAGER SMALL CAP VALUE........      0.80%  B               $ 168.23               --
MULTIMANAGER SMALL CAP VALUE........      0.90%  B               $ 148.28               12
MULTIMANAGER SMALL CAP VALUE........      0.95%  B               $ 116.40               61
MULTIMANAGER SMALL CAP VALUE........      1.00%  B               $ 146.74               --
MULTIMANAGER SMALL CAP VALUE........      1.10%  B               $ 145.21               --
MULTIMANAGER SMALL CAP VALUE........      1.20%  B               $ 143.69               86
MULTIMANAGER SMALL CAP VALUE........      1.25%  B               $  64.94                3
MULTIMANAGER SMALL CAP VALUE........      1.30%  B               $  70.98                1
MULTIMANAGER SMALL CAP VALUE........      1.34%  B               $ 140.85               19
MULTIMANAGER SMALL CAP VALUE........      1.34%  B               $ 141.60              669
MULTIMANAGER SMALL CAP VALUE........      1.35%  B               $ 141.45                2
MULTIMANAGER SMALL CAP VALUE........      1.45%  B               $ 109.75               --

MULTIMANAGER TECHNOLOGY.............      0.25%  B               $ 110.21               --
MULTIMANAGER TECHNOLOGY.............      0.50%  B               $ 108.02                1
MULTIMANAGER TECHNOLOGY.............      0.70%  B               $ 106.29                2
MULTIMANAGER TECHNOLOGY.............      0.70%  B               $ 120.60               --
MULTIMANAGER TECHNOLOGY.............      0.80%  B               $ 163.51               --
MULTIMANAGER TECHNOLOGY.............      0.90%  B               $ 104.59                7
MULTIMANAGER TECHNOLOGY.............      0.90%  B               $ 119.40               --
MULTIMANAGER TECHNOLOGY.............      0.95%  B               $ 104.17               64
MULTIMANAGER TECHNOLOGY.............      1.00%  B               $ 103.75               --
MULTIMANAGER TECHNOLOGY.............      1.10%  B               $ 102.91                6
MULTIMANAGER TECHNOLOGY.............      1.20%  B               $ 102.08              131
MULTIMANAGER TECHNOLOGY.............      1.25%  B               $  84.88               10
MULTIMANAGER TECHNOLOGY.............      1.30%  B               $  99.80                3
MULTIMANAGER TECHNOLOGY.............      1.34%  B               $ 100.93              896
MULTIMANAGER TECHNOLOGY.............      1.35%  B               $ 100.85                3
MULTIMANAGER TECHNOLOGY.............      1.45%  B               $ 100.03                1
MULTIMANAGER TECHNOLOGY.............      2.75%  B               $ 111.33               --
MULTIMANAGER TECHNOLOGY.............      2.75%  B               $ 156.93                4

TARGET 2015 ALLOCATION..............      0.00%  B               $  97.56               --
TARGET 2015 ALLOCATION..............      0.25%  B               $  96.76               --
TARGET 2015 ALLOCATION..............      0.50%  B               $  95.96               --
TARGET 2015 ALLOCATION..............      0.70%  B               $  95.32               --
TARGET 2015 ALLOCATION..............      0.80%  B               $ 136.16               --
TARGET 2015 ALLOCATION..............      0.90%  B               $  94.68                6
TARGET 2015 ALLOCATION..............      0.95%  B               $  94.52                4
TARGET 2015 ALLOCATION..............      1.00%  B               $  94.37               --
TARGET 2015 ALLOCATION..............      1.10%  B               $  94.05                2
TARGET 2015 ALLOCATION..............      1.20%  B               $  93.74               13
TARGET 2015 ALLOCATION..............      1.25%  B               $  81.09                5
TARGET 2015 ALLOCATION..............      1.30%  B               $  89.15               --
TARGET 2015 ALLOCATION..............      1.34%  B               $  93.30              141
TARGET 2015 ALLOCATION..............      1.35%  B               $  93.26               --
TARGET 2015 ALLOCATION..............      1.45%  B               $  92.95               --

TARGET 2025 ALLOCATION..............      0.00%  B               $  94.32               --
TARGET 2025 ALLOCATION..............      0.25%  B               $  93.54               --
TARGET 2025 ALLOCATION..............      0.50%  B               $  92.77               --
TARGET 2025 ALLOCATION..............      0.70%  B               $  92.15                2

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                  Contract
                                  charges   Share Class   Unit Value   Units Outstanding (000s)
                                 --------- ------------- ------------ -------------------------
TARGET 2025 ALLOCATION........      0.80%  B               $ 143.13               --
TARGET 2025 ALLOCATION........      0.90%  B               $  91.54                5
TARGET 2025 ALLOCATION........      0.95%  B               $  91.39                6
TARGET 2025 ALLOCATION........      1.00%  B               $  91.23               --
TARGET 2025 ALLOCATION........      1.10%  B               $  90.93               10
TARGET 2025 ALLOCATION........      1.20%  B               $  90.62               33
TARGET 2025 ALLOCATION........      1.25%  B               $  77.11                3
TARGET 2025 ALLOCATION........      1.30%  B               $  85.81               --
TARGET 2025 ALLOCATION........      1.34%  B               $  90.20              162
TARGET 2025 ALLOCATION........      1.35%  B               $  90.17                1
TARGET 2025 ALLOCATION........      1.45%  B               $  89.86               --

TARGET 2035 ALLOCATION........      0.00%  B               $  92.42               --
TARGET 2035 ALLOCATION........      0.25%  B               $  91.66               --
TARGET 2035 ALLOCATION........      0.50%  B               $  90.90               --
TARGET 2035 ALLOCATION........      0.70%  B               $  90.29               --
TARGET 2035 ALLOCATION........      0.80%  B               $ 148.67               --
TARGET 2035 ALLOCATION........      0.90%  B               $  89.69                4
TARGET 2035 ALLOCATION........      0.95%  B               $  89.54                6
TARGET 2035 ALLOCATION........      1.00%  B               $  89.39               --
TARGET 2035 ALLOCATION........      1.10%  B               $  89.09                8
TARGET 2035 ALLOCATION........      1.20%  B               $  88.79               22
TARGET 2035 ALLOCATION........      1.25%  B               $  74.38                6
TARGET 2035 ALLOCATION........      1.30%  B               $  83.68               --
TARGET 2035 ALLOCATION........      1.34%  B               $  88.38              123
TARGET 2035 ALLOCATION........      1.35%  B               $  88.35               --
TARGET 2035 ALLOCATION........      1.45%  B               $  88.05               --

TARGET 2045 ALLOCATION........      0.00%  B               $  90.03               --
TARGET 2045 ALLOCATION........      0.25%  B               $  89.29               --
TARGET 2045 ALLOCATION........      0.50%  B               $  88.55               --
TARGET 2045 ALLOCATION........      0.70%  B               $  87.96               --
TARGET 2045 ALLOCATION........      0.80%  B               $ 154.24               --
TARGET 2045 ALLOCATION........      0.90%  B               $  87.37                4
TARGET 2045 ALLOCATION........      0.95%  B               $  87.22                5
TARGET 2045 ALLOCATION........      1.00%  B               $  87.08               --
TARGET 2045 ALLOCATION........      1.10%  B               $  86.79                4
TARGET 2045 ALLOCATION........      1.20%  B               $  86.50               12
TARGET 2045 ALLOCATION........      1.25%  B               $  71.30                1
TARGET 2045 ALLOCATION........      1.30%  B               $  81.12               --
TARGET 2045 ALLOCATION........      1.34%  B               $  86.09               91
TARGET 2045 ALLOCATION........      1.35%  B               $  86.06               --
TARGET 2045 ALLOCATION........      1.45%  B               $  85.77               --



                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         ALL ASSET     AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (c)     ALLOCATION     STRATEGY (a)
                                                     ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   34,327     $    2,252,584     $ 69,043
 Expenses:..........................................
  Less: Asset-based charges.........................         3,393          2,500,035       18,400
  Less: Reduction for expense limitation............            --                 --           --
                                                        ----------     --------------     --------
  Net Expenses......................................         3,393          2,500,035       18,400
                                                        ----------     --------------     --------
Net Investment Income (Loss)........................        30,934           (247,451)      50,643
                                                        ----------     --------------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            69        (28,168,331)       6,802
  Realized gain distribution from The Trusts........        26,431         27,273,591       28,837
                                                        ----------     --------------     --------
 Net realized gain (loss)...........................        26,500           (894,740)      35,639
                                                        ----------     --------------     --------
  Change in unrealized appreciation
   (depreciation) of investments....................       (17,554)        50,664,647       54,313
                                                        ----------     --------------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         8,946         49,769,907       89,952
                                                        ----------     --------------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   39,880     $   49,522,456     $140,595
                                                        ==========     ==============     ========

                                                      AXA CONSERVATIVE     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION      GROWTH STRATEGY (a)     STRATEGY (a)
                                                     ------------------ --------------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   1,637,859           $15,336            $   4,724
 Expenses:..........................................
  Less: Asset-based charges.........................         810,138             4,886                1,155
  Less: Reduction for expense limitation............              --                --                   --
                                                       -------------           -------            ---------
  Net Expenses......................................         810,138             4,886                1,155
                                                       -------------           -------            ---------
Net Investment Income (Loss)........................         827,721            10,450                3,569
                                                       -------------           -------            ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (3,929,560)            8,029                2,911
  Realized gain distribution from The Trusts........       2,361,579             4,352                  534
                                                       -------------           -------            ---------
 Net realized gain (loss)...........................      (1,567,981)           12,381                3,445
                                                       -------------           -------            ---------
  Change in unrealized appreciation
   (depreciation) of investments....................       6,178,939            20,394               (1,652)
                                                       -------------           -------            ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       4,610,958            32,775                1,793
                                                       -------------           -------            ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   5,438,679           $43,225            $   5,362
                                                       =============           =======            =========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE-PLUS   AXA GROWTH     AXA MODERATE
                                                           ALLOCATION        STRATEGY (b)     ALLOCATION
                                                     ---------------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $  2,023,951          $13,298     $  22,121,686
 Expenses:..........................................
  Less: Asset-based charges.........................         1,208,065            4,330        18,979,394
  Less: Reduction for expense limitation............                --               --        (4,283,587)
                                                          ------------          -------     -------------
  Net Expenses......................................         1,208,065            4,330        14,695,807
                                                          ------------          -------     -------------
Net Investment Income (Loss)........................           815,886            8,968         7,425,879
                                                          ------------          -------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (7,172,072)           8,162       (36,386,480)
  Realized gain distribution from The Trusts........         6,434,336            6,794        92,892,698
                                                          ------------          -------     -------------
 Net realized gain (loss)...........................          (737,736)          14,956        56,506,218
                                                          ------------          -------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................        12,108,048           12,851       138,523,995
                                                          ------------          -------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        11,370,312           27,807       195,030,213
                                                          ------------          -------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $ 12,186,198          $36,775     $ 202,456,092
                                                          ============          =======     =============

                                                      AXA MODERATE-PLUS   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION          INTERNATIONAL        SMALL CAP GROWTH
                                                     ------------------- ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   7,915,476        $  12,235,353          $      332,595
 Expenses:..........................................
  Less: Asset-based charges.........................        6,852,897            5,968,682               2,824,821
  Less: Reduction for expense limitation............               --                   --                      --
                                                        -------------        -------------          --------------
  Net Expenses......................................        6,852,897            5,968,682               2,824,821
                                                        -------------        -------------          --------------
Net Investment Income (Loss)........................        1,062,579            6,266,671              (2,492,226)
                                                        -------------        -------------          --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (48,950,379)         (60,112,404)            (28,313,781)
  Realized gain distribution from The Trusts........       53,459,481                   --                      --
                                                        -------------        -------------          --------------
 Net realized gain (loss)...........................        4,509,102          (60,112,404)            (28,313,781)
                                                        -------------        -------------          --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      100,760,740          162,512,273              97,071,168
                                                        -------------        -------------          --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      105,269,842          102,399,869              68,757,387
                                                        -------------        -------------          --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 106,332,421        $ 108,666,540          $   66,265,161
                                                        =============        =============          ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/AXA FRANKLIN
                                                         SMALL CAP     EQ/BLACKROCK BASIC       EQ/BLACKROCK
                                                        VALUE CORE        VALUE EQUITY      INTERNATIONAL VALUE
                                                     ---------------- -------------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      94,565      $    7,238,096       $    4,502,117
 Expenses:..........................................
  Less: Asset-based charges.........................        117,457           3,408,002            2,750,674
  Less: Reduction for expense limitation............             --                  --                   --
                                                      -------------      --------------       --------------
  Net Expenses......................................        117,457           3,408,002            2,750,674
                                                      -------------      --------------       --------------
Net Investment Income (Loss)........................        (22,892)          3,830,094            1,751,443
                                                      -------------      --------------       --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (2,088,015)        (23,704,481)         (31,017,073)
  Realized gain distribution from The Trusts........             --                  --                   --
                                                      -------------      --------------       --------------
 Net realized gain (loss)...........................     (2,088,015)        (23,704,481)         (31,017,073)
                                                      -------------      --------------       --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      4,465,660          89,803,308           85,045,272
                                                      -------------      --------------       --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      2,377,645          66,098,827           54,028,199
                                                      -------------      --------------       --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   2,354,753      $   69,928,921       $   55,779,642
                                                      =============      ==============       ==============

                                                      EQ/BOSTON ADVISORS        EQ/CALVERT          EQ/CAPITAL
                                                         EQUITY INCOME     SOCIALLY RESPONSIBLE   GUARDIAN GROWTH
                                                     -------------------- ---------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   1,162,528         $      39,089       $      49,205
 Expenses:..........................................
  Less: Asset-based charges.........................          571,519               198,881             182,183
  Less: Reduction for expense limitation............               --                    --                  --
                                                        -------------         -------------       -------------
  Net Expenses......................................          571,519               198,881             182,183
                                                        -------------         -------------       -------------
Net Investment Income (Loss)........................          591,009              (159,792)           (132,978)
                                                        -------------         -------------       -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (9,518,856)           (1,198,023)         (1,567,967)
  Realized gain distribution from The Trusts........               --                    --                  --
                                                        -------------         -------------       -------------
 Net realized gain (loss)...........................       (9,518,856)           (1,198,023)         (1,567,967)
                                                        -------------         -------------       -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       14,328,905             5,547,751           5,776,621
                                                        -------------         -------------       -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        4,810,049             4,349,728           4,208,654
                                                        -------------         -------------       -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   5,401,058         $   4,189,936       $   4,075,676
                                                        =============         =============       =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/CAPITAL
                                                         GUARDIAN         EQ/COMMON
                                                         RESEARCH        STOCK INDEX
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    1,614,924   $    36,711,714
 Expenses:..........................................
  Less: Asset-based charges.........................       1,803,457        26,135,745
  Less: Reduction for expense limitation............              --          (390,317)
                                                      --------------   ---------------
  Net Expenses......................................       1,803,457        25,745,428
                                                      --------------   ---------------
Net Investment Income (Loss)........................        (188,533)       10,966,286
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (12,301,306)     (184,477,707)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (12,301,306)     (184,477,707)
                                                      --------------   ---------------
  Change in unrealized appreciation
   (depreciation) of investments....................      50,010,433       621,996,052
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      37,709,127       437,518,345
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   37,520,594   $   448,484,631
                                                      ==============   ===============

                                                         EQ/CORE       EQ/DAVIS NEW      EQ/EQUITY        EQ/EQUITY
                                                        BOND INDEX     YORK VENTURE      500 INDEX       GROWTH PLUS
                                                     --------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   2,932,372   $     298,047   $  13,998,364    $    2,679,064
 Expenses:..........................................
  Less: Asset-based charges.........................      1,339,035         190,028       8,298,314         3,846,041
  Less: Reduction for expense limitation............             --              --              --                --
                                                      -------------   -------------   -------------    --------------
  Net Expenses......................................      1,339,035         190,028       8,298,314         3,846,041
                                                      -------------   -------------   -------------    --------------
Net Investment Income (Loss)........................      1,593,337         108,019       5,700,050        (1,166,977)
                                                      -------------   -------------   -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,279,756)     (2,139,605)    (54,613,799)      (29,472,950)
  Realized gain distribution from The Trusts........             --              --       1,799,512                --
                                                      -------------   -------------   -------------    --------------
 Net realized gain (loss)...........................     (5,279,756)     (2,139,605)    (52,814,287)      (29,472,950)
                                                      -------------   -------------   -------------    --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      3,877,623       6,587,138     193,023,835       105,183,233
                                                      -------------   -------------   -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     (1,402,133)      4,447,533     140,209,548        75,710,283
                                                      -------------   -------------   -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $     191,204   $   4,555,552   $ 145,909,598    $   74,543,306
                                                      =============   =============   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/EVERGREEN     EQ/FRANKLIN
                                                          OMEGA       CORE BALANCED
                                                     -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     57,664   $    3,838,027
 Expenses:..........................................
  Less: Asset-based charges.........................       388,969          850,928
  Less: Reduction for expense limitation............            --               --
                                                      ------------   --------------
  Net Expenses......................................       388,969          850,928
                                                      ------------   --------------
Net Investment Income (Loss)........................      (331,305)       2,987,099
                                                      ------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (1,964,016)     (10,048,926)
  Realized gain distribution from The Trusts........            --               --
                                                      ------------   --------------
 Net realized gain (loss)...........................    (1,964,016)     (10,048,926)
                                                      ------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments....................    12,917,877       24,253,313
                                                      ------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    10,953,861       14,204,387
                                                      ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 10,622,556   $   17,191,486
                                                      ============   ==============

                                                       EQ/FRANKLIN      EQ/GAMCO
                                                        TEMPLETON      MERGERS AND   EQ/GAMCO SMALL     EQ/GLOBAL
                                                        ALLOCATION    ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                     --------------- -------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     889,483    $       --    $      702,471   $     421,747
 Expenses:..........................................
  Less: Asset-based charges.........................        439,612       152,145         1,918,822         659,689
  Less: Reduction for expense limitation............             --            --                --              --
                                                      -------------    ----------    --------------   -------------
  Net Expenses......................................        439,612       152,145         1,918,822         659,689
                                                      -------------    ----------    --------------   -------------
Net Investment Income (Loss)........................        449,871      (152,145)       (1,216,351)       (237,942)
                                                      -------------    ----------    --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (4,889,094)     (970,513)      (11,392,879)     (5,137,099)
  Realized gain distribution from The Trusts........             --        62,895                --         194,025
                                                      -------------    ----------    --------------   -------------
 Net realized gain (loss)...........................     (4,889,094)     (907,618)      (11,392,879)     (4,943,074)
                                                      -------------    ----------    --------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments....................     13,002,111     2,758,156        64,621,116       5,288,641
                                                      -------------    ----------    --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,113,017     1,850,538        53,228,237         345,567
                                                      -------------    ----------    --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   8,562,888    $1,698,393    $   52,011,886   $     107,625
                                                      =============    ==========    ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT
                                                           EQUITY          BOND INDEX
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     4,310,876    $  1,291,352
 Expenses:..........................................
  Less: Asset-based charges.........................        4,187,840       1,398,664
  Less: Reduction for expense limitation............               --          (6,140)
                                                      ---------------    ------------
  Net Expenses......................................        4,187,840       1,392,524
                                                      ---------------    ------------
Net Investment Income (Loss)........................          123,036        (101,172)
                                                      ---------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (116,820,508)     (1,005,660)
  Realized gain distribution from The Trusts........               --              --
                                                      ---------------    ------------
 Net realized gain (loss)...........................     (116,820,508)     (1,005,660)
                                                      ---------------    ------------
  Change in unrealized appreciation
   (depreciation) of investments....................      243,702,267      (2,789,862)
                                                      ---------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      126,881,759      (3,795,522)
                                                      ---------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   127,004,795    $ (3,896,694)
                                                      ===============    ============

                                                                                             EQ/JPMORGAN
                                                      EQ/INTERNATIONAL   EQ/INTERNATIONAL       VALUE        EQ/LARGE CAP
                                                          CORE PLUS           GROWTH        OPPORTUNITIES     CORE PLUS
                                                     ------------------ ------------------ --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    3,204,357      $    438,938     $    547,553    $     512,257
 Expenses:..........................................
  Less: Asset-based charges.........................        1,227,725           421,085          481,924          140,935
  Less: Reduction for expense limitation............               --                --               --               --
                                                       --------------      ------------     ------------    -------------
  Net Expenses......................................        1,227,725           421,085          481,924          140,935
                                                       --------------      ------------     ------------    -------------
Net Investment Income (Loss)........................        1,976,632            17,853           65,629          371,322
                                                       --------------      ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (15,797,207)       (6,212,258)      (6,715,882)      (2,126,717)
  Realized gain distribution from The Trusts........               --                --               --               --
                                                       --------------      ------------     ------------    -------------
 Net realized gain (loss)...........................      (15,797,207)       (6,212,258)      (6,715,882)      (2,126,717)
                                                       --------------      ------------     ------------    -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       42,867,149        16,734,146       16,766,280        4,338,927
                                                       --------------      ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       27,069,942        10,521,888       10,050,398        2,212,210
                                                       --------------      ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   29,046,574      $ 10,539,741     $ 10,116,027    $   2,583,532
                                                       ==============      ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP
                                                      GROWTH INDEX    GROWTH PLUS    VALUE INDEX
                                                     -------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  2,083,388   $ 2,539,546    $   1,085,075
 Expenses:..........................................
  Less: Asset-based charges.........................     1,238,715     2,591,884          139,151
  Less: Reduction for expense limitation............            --            --               --
                                                      ------------   -----------    -------------
  Net Expenses......................................     1,238,715     2,591,884          139,151
                                                      ------------   -----------    -------------
Net Investment Income (Loss)........................       844,673       (52,338)         945,924
                                                      ------------   -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (1,593,693)    4,395,817       (5,087,664)
  Realized gain distribution from The Trusts........            --            --               --
                                                      ------------   -----------    -------------
 Net realized gain (loss)...........................    (1,593,693)    4,395,817       (5,087,664)
                                                      ------------   -----------    -------------
  Change in unrealized appreciation
   (depreciation) of investments....................    29,855,204    53,287,739        6,368,390
                                                      ------------   -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    28,261,511    57,683,556        1,280,726
                                                      ------------   -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 29,106,184   $57,631,218    $   2,226,650
                                                      ============   ===========    =============

                                                        EQ/LARGE CAP      EQ/LORD ABBETT    EQ/LORD ABBETT
                                                         VALUE PLUS     GROWTH AND INCOME   LARGE CAP CORE
                                                     ----------------- ------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    17,468,020     $      88,943     $     127,620
 Expenses:..........................................
  Less: Asset-based charges.........................        9,370,974           151,072           201,979
  Less: Reduction for expense limitation............               --                --                --
                                                      ---------------     -------------     -------------
  Net Expenses......................................        9,370,974           151,072           201,979
                                                      ---------------     -------------     -------------
Net Investment Income (Loss)........................        8,097,046           (62,129)          (74,359)
                                                      ---------------     -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (142,478,704)       (3,127,465)       (1,816,047)
  Realized gain distribution from The Trusts........               --                --                --
                                                      ---------------     -------------     -------------
 Net realized gain (loss)...........................     (142,478,704)       (3,127,465)       (1,816,047)
                                                      ---------------     -------------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      264,371,449         5,375,606         5,813,281
                                                      ---------------     -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      121,892,745         2,248,141         3,997,234
                                                      ---------------     -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   129,989,791     $   2,186,012     $   3,922,875
                                                      ===============     =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/MID CAP       EQ/MID CAP        EQ/MONEY
                                                           INDEX         VALUE PLUS         MARKET
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,526,427   $    4,077,951   $    285,286
 Expenses:..........................................
  Less: Asset-based charges.........................       2,865,380        3,931,956      2,179,196
  Less: Reduction for expense limitation............              --               --           (123)
                                                      --------------   --------------   ------------
  Net Expenses......................................       2,865,380        3,931,956      2,179,073
                                                      --------------   --------------   ------------
Net Investment Income (Loss)........................        (338,953)         145,995     (1,893,787)
                                                      --------------   --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (40,669,534)     (72,416,519)       (81,776)
  Realized gain distribution from The Trusts........              --               --             --
                                                      --------------   --------------   ------------
 Net realized gain (loss)...........................     (40,669,534)     (72,416,519)       (81,776)
                                                      --------------   --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................     110,973,205      148,390,156        130,919
                                                      --------------   --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      70,303,671       75,973,637         49,143
                                                      --------------   --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   69,964,718   $   76,119,632   $ (1,844,644)
                                                      ==============   ==============   ============

                                                        EQ/MONTAG &         EQ/MUTUAL      EQ/OPPENHEIMER
                                                      CALDWELL GROWTH   LARGE CAP EQUITY       GLOBAL
                                                     ----------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $     112,171     $      48,020     $     108,057
 Expenses:..........................................
  Less: Asset-based charges.........................         323,360           327,118           196,632
  Less: Reduction for expense limitation............              --                --                --
                                                       -------------     -------------     -------------
  Net Expenses......................................         323,360           327,118           196,632
                                                       -------------     -------------     -------------
Net Investment Income (Loss)........................        (211,189)         (279,098)          (88,575)
                                                       -------------     -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,553,089)       (4,674,128)       (2,156,868)
  Realized gain distribution from The Trusts........              --                --                --
                                                       -------------     -------------     -------------
 Net realized gain (loss)...........................      (2,553,089)       (4,674,128)       (2,156,868)
                                                       -------------     -------------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       9,435,395        10,705,264         7,354,325
                                                       -------------     -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       6,882,306         6,031,136         5,197,457
                                                       -------------     -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   6,671,117     $   5,752,038     $   5,108,882
                                                       =============     =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                        SHORT BOND      BOND PLUS      COMPANY INDEX
                                                     --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   1,374,789   $   4,744,672   $    1,847,251
 Expenses:..........................................
  Less: Asset-based charges.........................      1,472,299       1,680,932        1,572,692
  Less: Reduction for expense limitation............             --              --               --
                                                      -------------   -------------   --------------
  Net Expenses......................................      1,472,299       1,680,932        1,572,692
                                                      -------------   -------------   --------------
Net Investment Income (Loss)........................        (97,510)      3,063,740          274,559
                                                      -------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,269,769)     (3,894,674)     (21,088,359)
  Realized gain distribution from The Trusts........        297,100              --               --
                                                      -------------   -------------   --------------
 Net realized gain (loss)...........................     (4,972,669)     (3,894,674)     (21,088,359)
                                                      -------------   -------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      9,671,573       6,292,433       51,365,509
                                                      -------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,698,904       2,397,759       30,277,150
                                                      -------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   4,601,394   $   5,461,499   $   30,551,709
                                                      =============   =============   ==============

                                                      EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/UBS GROWTH
                                                        GROWTH STOCK     GLOBAL EQUITY     AND INCOME
                                                     ------------------ --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $         --     $     361,479   $     144,212
 Expenses:..........................................
  Less: Asset-based charges.........................         889,733           285,479         214,771
  Less: Reduction for expense limitation............              --                --              --
                                                        ------------     -------------   -------------
  Net Expenses......................................         889,733           285,479         214,771
                                                        ------------     -------------   -------------
Net Investment Income (Loss)........................        (889,733)           76,000         (70,559)
                                                        ------------     -------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (4,848,544)       (4,057,509)     (3,485,462)
  Realized gain distribution from The Trusts........              --                --              --
                                                        ------------     -------------   -------------
 Net realized gain (loss)...........................      (4,848,544)       (4,057,509)     (3,485,462)
                                                        ------------     -------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      30,073,682         9,908,524       8,247,785
                                                        ------------     -------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      25,225,138         5,851,015       4,762,323
                                                        ------------     -------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 24,335,405     $   5,927,015   $   4,691,764
                                                        ============     =============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/VAN KAMPEN    EQ/VAN KAMPEN      MULTIMANAGER
                                                         COMSTOCK     MID CAP GROWTH   AGGRESSIVE EQUITY
                                                     --------------- ---------------- -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     232,506    $         --      $   1,812,173
 Expenses:..........................................
  Less: Asset-based charges.........................        201,008         673,100          6,128,985
  Less: Reduction for expense limitation............             --              --         (1,458,842)
                                                      -------------    ------------      -------------
  Net Expenses......................................        201,008         673,100          4,670,143
                                                      -------------    ------------      -------------
Net Investment Income (Loss)........................         31,498        (673,100)        (2,857,970)
                                                      -------------    ------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (4,087,514)     (9,832,944)       (31,688,872)
  Realized gain distribution from The Trusts........             --              --                 --
                                                      -------------    ------------      -------------
 Net realized gain (loss)...........................     (4,087,514)     (9,832,944)       (31,688,872)
                                                      -------------    ------------      -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      8,047,463      32,631,370        177,657,200
                                                      -------------    ------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      3,959,949      22,798,426        145,968,328
                                                      -------------    ------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   3,991,447    $ 22,125,326      $ 143,110,358
                                                      =============    ============      =============

                                                                                             MULTIMANAGER
                                                      MULTIMANAGER       MULTIMANAGER         LARGE CAP
                                                        CORE BOND    INTERNATIONAL EQUITY    CORE EQUITY
                                                     -------------- ---------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $2,723,284       $    1,034,690      $     181,507
 Expenses:..........................................
  Less: Asset-based charges.........................      954,595              831,737            163,751
  Less: Reduction for expense limitation............           --                   --                 --
                                                       ----------       --------------      -------------
  Net Expenses......................................      954,595              831,737            163,751
                                                       ----------       --------------      -------------
Net Investment Income (Loss)........................    1,768,689              202,953             17,756
                                                       ----------       --------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (217,944)         (14,665,823)        (1,670,626)
  Realized gain distribution from The Trusts........      192,613                   --                 --
                                                       ----------       --------------      -------------
 Net realized gain (loss)...........................      (25,331)         (14,665,823)        (1,670,626)
                                                       ----------       --------------      -------------
  Change in unrealized appreciation
   (depreciation) of investments....................    3,241,851           31,165,901          5,106,848
                                                       ----------       --------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    3,216,520           16,500,078          3,436,222
                                                       ----------       --------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $4,985,209       $   16,703,031      $   3,453,978
                                                       ==========       ==============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                        LARGE CAP        LARGE CAP        MID CAP
                                                          GROWTH           VALUE          GROWTH
                                                     --------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      40,489   $      912,980   $         --
 Expenses:..........................................
  Less: Asset-based charges.........................        316,265          617,468        677,654
  Less: Reduction for expense limitation............             --               --             --
                                                      -------------   --------------   ------------
  Net Expenses......................................        316,265          617,468        677,654
                                                      -------------   --------------   ------------
Net Investment Income (Loss)........................       (275,776)         295,512       (677,654)
                                                      -------------   --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,059,702)     (11,180,615)    (7,898,488)
  Realized gain distribution from The Trusts........             --               --             --
                                                      -------------   --------------   ------------
 Net realized gain (loss)...........................     (5,059,702)     (11,180,615)    (7,898,488)
                                                      -------------   --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................     13,076,430       20,794,326     26,837,470
                                                      -------------   --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,016,728        9,613,711     18,938,982
                                                      -------------   --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   7,740,952   $    9,909,223   $ 18,261,328
                                                      =============   ==============   ============

                                                      MULTIMANAGER                       MULTIMANAGER
                                                         MID CAP        MULTIMANAGER       SMALL CAP
                                                          VALUE      MULTI-SECTOR BOND      GROWTH
                                                     -------------- ------------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  1,496,417    $    5,282,582     $         --
 Expenses:..........................................
  Less: Asset-based charges.........................       618,538         1,449,825          464,519
  Less: Reduction for expense limitation............            --                --               --
                                                      ------------    --------------     ------------
  Net Expenses......................................       618,538         1,449,825          464,519
                                                      ------------    --------------     ------------
Net Investment Income (Loss)........................       877,879         3,832,757         (464,519)
                                                      ------------    --------------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (7,157,528)      (12,151,717)      (9,302,045)
  Realized gain distribution from The Trusts........            --                --               --
                                                      ------------    --------------     ------------
 Net realized gain (loss)...........................    (7,157,528)      (12,151,717)      (9,302,045)
                                                      ------------    --------------     ------------
  Change in unrealized appreciation
   (depreciation) of investments....................    23,852,581        17,477,411       20,585,009
                                                      ------------    --------------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    16,695,053         5,325,694       11,282,964
                                                      ------------    --------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 17,572,932    $    9,158,451     $ 10,818,445
                                                      ============    ==============     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP     MULTIMANAGER
                                                           VALUE        TECHNOLOGY
                                                     ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    1,062,684   $         --
 Expenses:..........................................
  Less: Asset-based charges.........................       1,316,191      1,106,589
  Less: Reduction for expense limitation............              --             --
                                                      --------------   ------------
  Net Expenses......................................       1,316,191      1,106,589
                                                      --------------   ------------
Net Investment Income (Loss)........................        (253,507)    (1,106,589)
                                                      --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (23,315,753)    (7,655,403)
  Realized gain distribution from The Trusts........              --             --
                                                      --------------   ------------
 Net realized gain (loss)...........................     (23,315,753)    (7,655,403)
                                                      --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................      47,397,830     47,160,006
                                                      --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      24,082,077     39,504,603
                                                      --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   23,828,570   $ 38,398,014
                                                      ==============   ============

                                                       TARGET 2015     TARGET 2025    TARGET 2035    TARGET 2045
                                                        ALLOCATION      ALLOCATION     ALLOCATION    ALLOCATION
                                                     --------------- --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     567,472   $     684,168   $  499,313     $  335,206
 Expenses:..........................................
  Less: Asset-based charges.........................        160,078         181,667      133,471         89,977
  Less: Reduction for expense limitation............             --              --           --             --
                                                      -------------   -------------   ----------     ----------
  Net Expenses......................................        160,078         181,667      133,471         89,977
                                                      -------------   -------------   ----------     ----------
Net Investment Income (Loss)........................        407,394         502,501      365,842        245,229
                                                      -------------   -------------   ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (1,692,925)     (1,484,034)    (950,122)      (958,990)
  Realized gain distribution from The Trusts........         25,568          39,588       42,866         39,699
                                                      -------------   -------------   ----------     ----------
 Net realized gain (loss)...........................     (1,667,357)     (1,444,446)    (907,256)      (919,291)
                                                      -------------   -------------   ----------     ----------
  Change in unrealized appreciation
   (depreciation) of investments....................      3,479,083       4,003,872    3,133,847      2,602,775
                                                      -------------   -------------   ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      1,811,726       2,559,426    2,226,591      1,683,484
                                                      -------------   -------------   ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   2,219,120   $   3,061,927   $2,592,433     $1,928,713
                                                      =============   =============   ==========     ==========

-------
(a) Units were made available for sale on July 10, 2009.
(b) Units were made available for sale on September 30, 2009.
(c) Units were made available for sale on September 18, 2009.
The accompanying notes are an integral part of these financial statements.

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                     ALL ASSET             AXA AGGRESSIVE
                                                  ALLOCATION (m)             ALLOCATION
                                                 ---------------- ---------------------------------
                                                       2009             2009             2008
                                                 ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $   30,934     $    (247,451)   $     814,347
 Net realized gain (loss) on investments........        26,500          (894,740)       2,977,982
 Change in unrealized appreciation
  (depreciation) of investments.................       (17,554)       50,664,647      (84,331,136)
                                                    ----------     -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................        39,880        49,522,456      (80,538,807)
                                                    ----------     -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       215,259        69,728,140       62,695,319
  Transfers between funds including
   guaranteed interest account, net.............     1,788,753        10,507,488       14,185,869
  Transfers for contract benefits and
   terminations.................................          (848)      (11,791,017)     (10,686,837)
  Contract maintenance charges..................           (70)         (590,373)        (375,724)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --               --
                                                    ----------     -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,003,094        67,854,238       65,818,627
                                                    ----------     -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           169                --           43,901
                                                    ----------     -------------    -------------
Increase (Decrease) in Net Assets...............     2,043,143       117,376,694      (14,676,279)
Net Assets -- Beginning of Period...............            --       146,701,596      161,377,875
                                                    ----------     -------------    -------------
Net Assets -- End of Period.....................    $2,043,143     $ 264,078,290    $ 146,701,596
                                                    ==========     =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --               --
 Redeemed.......................................            --                --               --
                                                    ----------     -------------    -------------
 Net Increase (Decrease)........................            --                --               --
                                                    ----------     -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            20             1,054              806
 Redeemed.......................................            --              (372)            (270)
                                                    ----------     -------------    -------------
 Net Increase (Decrease)........................            20               682              536
                                                    ----------     -------------    -------------

                                                   AXA BALANCED          AXA CONSERVATIVE
                                                   STRATEGY (a)             ALLOCATION
                                                 ---------------- -------------------------------
                                                       2009             2009            2008
                                                 ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $   50,643     $    827,721    $  1,863,635
 Net realized gain (loss) on investments........        35,639       (1,567,981)     (1,480,846)
 Change in unrealized appreciation
  (depreciation) of investments.................        54,313        6,178,939      (7,222,441)
                                                    ----------     ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................       140,595        5,438,679      (6,839,652)
                                                    ----------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,608,136       15,923,956      12,520,766
  Transfers between funds including
   guaranteed interest account, net.............       371,574        6,744,587      11,828,528
  Transfers for contract benefits and
   terminations.................................       (82,716)      (5,699,977)     (6,410,205)
  Contract maintenance charges..................           (19)         (84,454)        (44,531)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --
                                                    ----------     ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     5,896,975       16,884,112      17,894,558
                                                    ----------     ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          (237)              --           2,999
                                                    ----------     ------------    ------------
Increase (Decrease) in Net Assets...............     6,037,333       22,322,791      11,057,905
Net Assets -- Beginning of Period...............            --       55,833,216      44,775,311
                                                    ----------     ------------    ------------
Net Assets -- End of Period.....................    $6,037,333     $ 78,156,007    $ 55,833,216
                                                    ==========     ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             4               --              --
 Redeemed.......................................            --               --              --
                                                    ----------     ------------    ------------
 Net Increase (Decrease)........................             4               --              --
                                                    ----------     ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            52              367             395
 Redeemed.......................................            (1)            (205)           (234)
                                                    ----------     ------------    ------------
 Net Increase (Decrease)........................            51              162             161
                                                    ----------     ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA CONSERVATIVE    AXA CONSERVATIVE
                                                  GROWTH STRATEGY (a)     STRATEGY (a)
                                                 --------------------- ------------------
                                                          2009                2009
                                                 --------------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................      $   10,450          $    3,569
 Net realized gain (loss) on investments........          12,381               3,445
 Change in unrealized appreciation
  (depreciation) of investments.................          20,394              (1,652)
                                                      ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................          43,225               5,362
                                                      ----------          ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       1,267,961             436,247
  Transfers between funds including
   guaranteed interest account, net.............         (21,993)            (22,016)
  Transfers for contract benefits and
   terminations.................................        (148,494)           (144,372)
  Contract maintenance charges..................             (38)                (38)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                  --
                                                      ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................       1,097,436             269,821
                                                      ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --                  19
                                                      ----------          ----------
Increase (Decrease) in Net Assets...............       1,140,661             275,202
Net Assets -- Beginning of Period...............              --                  --
                                                      ----------          ----------
Net Assets -- End of Period.....................      $1,140,661          $  275,202
                                                      ==========          ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              --                  --
 Redeemed.......................................              --                  --
                                                      ----------          ----------
 Net Increase (Decrease)........................              --                  --
                                                      ----------          ----------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              12                   5
 Redeemed.......................................              (2)                 (2)
                                                      ----------          ----------
 Net Increase (Decrease)........................              10                   3
                                                      ----------          ----------

                                                       AXA CONSERVATIVE-PLUS          AXA GROWTH
                                                            ALLOCATION               STRATEGY (b)
                                                 --------------------------------- ----------------
                                                       2009             2008             2009
                                                 ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    815,886    $    2,016,173     $    8,968
 Net realized gain (loss) on investments........       (737,736)       (2,194,368)        14,956
 Change in unrealized appreciation
  (depreciation) of investments.................     12,108,048       (19,682,014)        12,851
                                                   ------------    --------------     ----------
 Net Increase (decrease) in net assets from
  operations....................................     12,186,198       (19,860,209)        36,775
                                                   ------------    --------------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     28,768,650        23,885,189             --
  Transfers between funds including
   guaranteed interest account, net.............      5,890,218         5,456,214      1,446,517
  Transfers for contract benefits and
   terminations.................................     (8,216,734)       (9,704,070)        (9,185)
  Contract maintenance charges..................       (194,931)         (120,601)            --
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --             --
                                                   ------------    --------------     ----------
Net increase (decrease) in net assets from
 contractowners transactions....................     26,247,203        19,516,732      1,437,332
                                                   ------------    --------------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          3,503             1,500             49
                                                   ------------    --------------     ----------
Increase (Decrease) in Net Assets...............     38,436,904          (341,977)     1,474,156
Net Assets -- Beginning of Period...............     79,752,733        80,094,710             --
                                                   ------------    --------------     ----------
Net Assets -- End of Period.....................   $118,189,637    $   79,752,733     $1,474,156
                                                   ============    ==============     ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                --             18
 Redeemed.......................................             --                --             (4)
                                                   ------------    --------------     ----------
 Net Increase (Decrease)........................             --                --             14
                                                   ------------    --------------     ----------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            457               450             --
 Redeemed.......................................           (201)             (284)            --
                                                   ------------    --------------     ----------
 Net Increase (Decrease)........................            256               166             --
                                                   ------------    --------------     ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE
                                                              ALLOCATION
                                                 -------------------------------------
                                                        2009               2008
                                                 ------------------ ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    7,425,879     $   40,942,571
 Net realized gain (loss) on investments........       56,506,218         57,248,178
 Change in unrealized appreciation
  (depreciation) of investments.................      138,523,995       (539,334,183)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations....................................      202,456,092       (441,143,434)
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      149,839,690        158,429,130
  Transfers between funds including
   guaranteed interest account, net.............      (20,297,442)       (33,272,842)
  Transfers for contract benefits and
   terminations.................................     (116,885,252)      (163,855,474)
  Contract maintenance charges..................       (1,788,380)        (1,463,668)
  Adjustments to net assets allocated to
   contracts in payout period...................         (509,566)         2,078,957
                                                   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions....................       10,359,050        (38,083,897)
                                                   --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        1,776,634           (686,814)
                                                   --------------     --------------
Increase (Decrease) in Net Assets...............      214,591,776       (479,914,145)
Net Assets -- Beginning of Period...............    1,285,684,880      1,765,599,025
                                                   --------------     --------------
Net Assets -- End of Period.....................   $1,500,276,656     $1,285,684,880
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            3,063              3,112
 Redeemed.......................................           (3,213)            (3,729)
                                                   --------------     --------------
 Net Increase (Decrease)........................             (150)              (617)
                                                   --------------     --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              512                419
 Redeemed.......................................             (265)              (299)
                                                   --------------     --------------
 Net Increase (Decrease)........................              247                120
                                                   --------------     --------------

                                                         AXA MODERATE-PLUS                 EQ/ALLIANCEBERNSTEIN
                                                             ALLOCATION                       INTERNATIONAL
                                                 ---------------------------------- ----------------------------------
                                                       2009              2008             2009              2008
                                                 ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,062,579    $     5,910,655   $   6,266,671    $    11,005,823
 Net realized gain (loss) on investments........      4,509,102         10,837,976     (60,112,404)         6,872,900
 Change in unrealized appreciation
  (depreciation) of investments.................    100,760,740       (214,979,717)    162,512,273       (494,553,038)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    106,332,421       (198,231,086)    108,666,540       (476,674,315)
                                                  -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........    142,769,918        146,284,330      43,807,489         63,982,209
  Transfers between funds including
   guaranteed interest account, net.............      6,248,018         30,313,594     (28,773,650)       (38,651,182)
  Transfers for contract benefits and
   terminations.................................    (37,464,153)       (39,102,662)    (38,057,345)       (73,696,145)
  Contract maintenance charges..................     (1,314,750)          (893,634)       (597,404)          (653,989)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --        (215,407)         1,607,709
                                                  -------------    ---------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    110,239,033        136,601,628     (23,836,317)       (47,411,398)
                                                  -------------    ---------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         59,998                 --         248,594         (3,437,704)
                                                  -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets...............    216,631,452        (61,629,458)     85,078,817       (527,523,417)
Net Assets -- Beginning of Period...............    452,177,761        513,807,219     438,269,179        965,792,596
                                                  -------------    ---------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 668,809,213    $   452,177,761   $ 523,347,996    $   438,269,179
                                                  =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --             743                646
 Redeemed.......................................             --                 --            (911)              (931)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (Decrease)........................             --                 --            (168)              (285)
                                                  -------------    ---------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................          1,897              1,934             134                171
 Redeemed.......................................           (840)              (849)           (202)              (214)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (Decrease)........................          1,057              1,085             (68)               (43)
                                                  -------------    ---------------   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/ALLIANCEBERNSTEIN
                                                          SMALL CAP GROWTH
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (2,492,226)   $    (3,902,536)
 Net realized gain (loss) on investments........    (28,313,781)       (10,692,739)
 Change in unrealized appreciation
  (depreciation) of investments.................     97,071,168       (155,495,800)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     66,265,161       (170,091,075)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     18,105,704         25,173,864
  Transfers between funds including
   guaranteed interest account, net.............     (8,247,878)       (16,720,827)
  Transfers for contract benefits and
   terminations.................................    (16,722,756)       (29,505,104)
  Contract maintenance charges..................       (290,412)          (305,569)
  Adjustments to net assets allocated to
   contracts in payout period...................       (362,480)           950,486
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (7,517,822)       (20,407,150)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        384,785           (806,239)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     59,132,124       (191,304,464)
Net Assets -- Beginning of Period...............    200,215,470        391,519,934
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 259,347,594    $   200,215,470
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            351                335
 Redeemed.......................................           (392)              (428)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (41)               (93)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             68                 64
 Redeemed.......................................            (85)               (99)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (17)               (35)
                                                  -------------    ---------------

                                                         EQ/AXA FRANKLIN                 EQ/BLACKROCK BASIC
                                                      SMALL CAP VALUE CORE                  VALUE EQUITY
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (22,892)   $     (21,218)  $   3,830,094    $     1,229,429
 Net realized gain (loss) on investments........    (2,088,015)      (1,222,983)    (23,704,481)       (10,123,326)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,465,660       (2,122,181)     89,803,308       (131,981,904)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     2,354,753       (3,366,382)     69,928,921       (140,875,801)
                                                  ------------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,042,849        2,193,319      35,057,405         35,173,152
  Transfers between funds including
   guaranteed interest account, net.............       372,303        2,782,845       8,642,044        (15,090,411)
  Transfers for contract benefits and
   terminations.................................      (716,088)        (413,615)    (19,889,764)       (26,809,274)
  Contract maintenance charges..................       (12,222)          (9,204)       (311,759)          (293,875)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,686,842        4,553,345      23,497,926         (7,020,408)
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --            1,065           8,999                 --
                                                  ------------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets...............     4,041,595        1,188,028      93,435,846       (147,896,209)
Net Assets -- Beginning of Period...............     7,589,880        6,401,852     235,312,265        383,208,474
                                                  ------------    -------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 11,631,475    $   7,589,880   $ 328,748,111    $   235,312,265
                                                  ============    =============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --                 --
 Redeemed.......................................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           115              126             472                362
 Redeemed.......................................           (89)             (74)           (305)              (390)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            26               52             167                (28)
                                                  ------------    -------------   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/BLACKROCK
                                                        INTERNATIONAL VALUE
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,751,443    $     2,603,270
 Net realized gain (loss) on investments........    (31,017,073)           906,649
 Change in unrealized appreciation
  (depreciation) of investments.................     85,045,272       (154,451,415)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     55,779,642       (150,941,496)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     28,604,304         36,599,874
  Transfers between funds including
   guaranteed interest account, net.............     (6,079,350)       (24,098,212)
  Transfers for contract benefits and
   terminations.................................    (15,813,505)       (22,285,075)
  Contract maintenance charges..................       (296,177)          (290,822)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      6,415,272        (10,074,235)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --            (53,997)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     62,194,914       (161,069,728)
Net Assets -- Beginning of Period...............    190,751,934        351,821,662
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 252,946,848    $   190,751,934
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            477                457
 Redeemed.......................................           (407)              (527)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             70                (70)
                                                  -------------    ---------------

                                                        EQ/BOSTON ADVISORS                   EQ/CALVERT
                                                          EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    591,009    $      553,627   $   (159,792)   $     (181,924)
 Net realized gain (loss) on investments........    (9,518,856)       (2,890,496)    (1,198,023)         (525,890)
 Change in unrealized appreciation
  (depreciation) of investments.................    14,328,905       (17,935,820)     5,547,751       (10,088,694)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     5,401,058       (20,272,689)     4,189,936       (10,796,508)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     7,411,670         7,847,391      3,017,850         3,316,280
  Transfers between funds including
   guaranteed interest account, net.............    (2,069,966)          (42,357)      (508,471)         (849,548)
  Transfers for contract benefits and
   terminations.................................    (2,910,080)       (3,305,461)      (654,146)         (959,285)
  Contract maintenance charges..................       (57,332)          (51,249)       (30,974)          (29,844)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,374,292         4,448,324      1,824,259         1,477,603
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         5,711           (14,803)        99,998        (1,959,999)
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............     7,781,061       (15,839,168)     6,114,193       (11,278,904)
Net Assets -- Beginning of Period...............    42,542,231        58,381,399     12,836,414        24,115,318
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 50,323,292    $   42,542,231   $ 18,950,607    $   12,836,414
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                --
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           195               193             67                65
 Redeemed.......................................          (158)             (151)           (35)              (48)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            37                42             32                17
                                                  ------------    --------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/CAPITAL                        EQ/CAPITAL
                                                         GUARDIAN GROWTH                 GUARDIAN RESEARCH
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (132,978)   $   (178,502)   $    (188,533)   $      (750,230)
 Net realized gain (loss) on investments........    (1,567,967)       (425,655)     (12,301,306)         6,787,176
 Change in unrealized appreciation
  (depreciation) of investments.................     5,776,621      (7,462,227)      50,010,433       (102,470,066)
                                                  ------------    ------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     4,075,676      (8,066,384)      37,520,594        (96,433,120)
                                                  ------------    ------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,135,830       2,677,038       10,874,013         16,071,443
  Transfers between funds including
   guaranteed interest account, net.............       122,396         625,424      (10,097,645)       (22,302,307)
  Transfers for contract benefits and
   terminations.................................    (1,160,460)     (1,135,397)     (11,311,617)       (19,626,367)
  Contract maintenance charges..................       (17,593)        (15,922)        (154,313)          (167,850)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,080,173       2,151,143      (10,689,562)       (26,025,081)
                                                  ------------    ------------    -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             4              --           19,999            (49,998)
                                                  ------------    ------------    -------------    ---------------
Increase (Decrease) in Net Assets...............     5,155,853      (5,915,241)      26,851,031       (122,508,199)
Net Assets -- Beginning of Period...............    12,178,949      18,094,190      134,399,929        256,908,128
                                                  ------------    ------------    -------------    ---------------
Net Assets -- End of Period.....................  $ 17,334,802    $ 12,178,949    $ 161,250,960    $   134,399,929
                                                  ============    ============    =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --               --                 --
 Redeemed.......................................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
 Net Increase (Decrease)........................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            83             109              183                209
 Redeemed.......................................           (60)            (77)            (305)              (439)
                                                  ------------    ------------    -------------    ---------------
 Net Increase (Decrease)........................            23              32             (122)              (230)
                                                  ------------    ------------    -------------    ---------------

                                                               EQ/COMMON
                                                            STOCK INDEX (i)
                                                 --------------------------------------
                                                        2009                2008
                                                 ------------------ -------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $   10,966,286    $      15,044,931
 Net realized gain (loss) on investments........     (184,477,707)         (65,116,116)
 Change in unrealized appreciation
  (depreciation) of investments.................      621,996,052       (1,473,150,946)
                                                   --------------    -----------------
 Net Increase (decrease) in net assets from
  operations....................................      448,484,631       (1,523,222,131)
                                                   --------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       80,357,181          115,204,005
  Transfers between funds including
   guaranteed interest account, net.............      (81,900,605)        (193,747,968)
  Transfers for contract benefits and
   terminations.................................     (144,591,111)        (284,343,239)
  Contract maintenance charges..................       (1,956,130)          (2,113,730)
  Adjustments to net assets allocated to
   contracts in payout period...................       (1,619,845)          11,374,643
                                                   --------------    -----------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (149,710,510)        (353,626,289)
                                                   --------------    -----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        4,454,618          (10,895,584)
                                                   --------------    -----------------
Increase (Decrease) in Net Assets...............      303,228,739       (1,887,744,004)
Net Assets -- Beginning of Period...............    1,792,068,160        3,679,812,164
                                                   --------------    -----------------
Net Assets -- End of Period.....................   $2,095,296,899    $   1,792,068,160
                                                   ==============    =================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              709                  759
 Redeemed.......................................           (1,381)              (1,971)
                                                   --------------    -----------------
 Net Increase (Decrease)........................             (672)              (1,212)
                                                   --------------    -----------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              151                  161
 Redeemed.......................................             (248)                (370)
                                                   --------------    -----------------
 Net Increase (Decrease)........................              (97)                (209)
                                                   --------------    -----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/DAVIS NEW
                                                      EQ/CORE BOND INDEX (l)                YORK VENTURE
                                                 --------------------------------- -------------------------------
                                                       2009             2008             2009            2008
                                                 ---------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $  1,593,337    $   3,573,974    $    108,019    $    (47,871)
 Net realized gain (loss) on investments........     (5,279,756)      (4,122,185)     (2,139,605)     (1,281,484)
 Change in unrealized appreciation
  (depreciation) of investments.................      3,877,623      (12,656,245)      6,587,138      (4,244,181)
                                                   ------------    -------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................        191,204      (13,204,456)      4,555,552      (5,573,536)
                                                   ------------    -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     11,085,825       13,206,333       3,834,620       3,290,446
  Transfers between funds including
   guaranteed interest account, net.............     18,023,468      (18,239,438)      3,630,978       7,856,348
  Transfers for contract benefits and
   terminations.................................     (9,510,234)     (13,830,099)     (1,358,473)       (837,598)
  Contract maintenance charges..................       (143,800)        (130,276)        (15,604)         (7,190)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     19,455,259      (18,993,480)      6,091,521      10,302,006
                                                   ------------    -------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          1,001               --           1,000           5,661
                                                   ------------    -------------    ------------    ------------
Increase (Decrease) in Net Assets...............     19,647,464      (32,197,936)     10,648,073       4,734,131
Net Assets -- Beginning of Period...............    105,936,952      138,134,888      10,887,874       6,153,743
                                                   ------------    -------------    ------------    ------------
Net Assets -- End of Period.....................   $125,584,416    $ 105,936,952    $ 21,535,947    $ 10,887,874
                                                   ============    =============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --              --              --
 Redeemed.......................................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
 Net Increase (Decrease)........................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            437              204             168             179
 Redeemed.......................................           (267)            (375)            (74)            (56)
                                                   ------------    -------------    ------------    ------------
 Net Increase (Decrease)........................            170             (171)             94             123
                                                   ------------    -------------    ------------    ------------

                                                        EQ/EQUITY 500 INDEX
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   5,700,050    $     4,592,167
 Net realized gain (loss) on investments........    (52,814,287)       (15,349,915)
 Change in unrealized appreciation
  (depreciation) of investments.................    193,023,835       (365,439,040)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    145,909,598       (376,196,788)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     60,546,383         71,828,024
  Transfers between funds including
   guaranteed interest account, net.............    (20,778,700)       (41,819,827)
  Transfers for contract benefits and
   terminations.................................    (49,707,471)       (79,599,773)
  Contract maintenance charges..................       (777,626)          (800,310)
  Adjustments to net assets allocated to
   contracts in payout period...................       (438,827)         2,008,573
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (11,156,241)       (48,383,313)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        520,829         (1,986,759)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    135,274,186       (426,566,860)
Net Assets -- Beginning of Period...............    599,770,954      1,026,337,814
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 735,045,140    $   599,770,954
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            593                577
 Redeemed.......................................           (640)              (728)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (47)              (151)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            259                212
 Redeemed.......................................           (220)              (262)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             39                (50)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/EQUITY
                                                            GROWTH PLUS
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,166,977)   $    (1,059,144)
 Net realized gain (loss) on investments........    (29,472,950)         2,338,813
 Change in unrealized appreciation
  (depreciation) of investments.................    105,183,233       (182,613,673)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     74,543,306       (181,334,004)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     48,003,231         62,704,915
  Transfers between funds including
   guaranteed interest account, net.............    (19,600,439)         5,358,563
  Transfers for contract benefits and
   terminations.................................    (19,867,133)       (25,940,513)
  Contract maintenance charges..................       (430,689)          (401,683)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      8,104,970         41,721,282
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         66,000        364,650,099
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     82,714,276        225,037,377
Net Assets -- Beginning of Period...............    271,577,888         46,540,511
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 354,292,164    $   271,577,888
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            634                834
 Redeemed.......................................           (539)              (538)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             95                296
                                                  -------------    ---------------

                                                          EQ/EVERGREEN                      EQ/FRANKLIN
                                                              OMEGA                        CORE BALANCED
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (331,305)   $   (172,226)   $    2,987,099   $    3,852,908
 Net realized gain (loss) on investments........    (1,964,016)       (887,219)      (10,048,926)      (6,074,193)
 Change in unrealized appreciation
  (depreciation) of investments.................    12,917,877      (7,134,040)       24,253,313      (27,747,139)
                                                  ------------    ------------    --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................    10,622,556      (8,193,485)       17,191,486      (29,968,424)
                                                  ------------    ------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,670,144       2,910,678         7,861,172       12,803,866
  Transfers between funds including
   guaranteed interest account, net.............    11,985,942        (671,200)       (1,763,011)      (2,142,548)
  Transfers for contract benefits and
   terminations.................................    (1,847,065)     (1,578,571)       (5,592,136)      (7,522,238)
  Contract maintenance charges..................       (31,556)        (25,166)          (83,441)         (61,469)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    14,777,465         635,741           422,584        3,077,611
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --         (30,000)               --           22,156
                                                  ------------    ------------    --------------   --------------
Increase (Decrease) in Net Assets...............    25,400,021      (7,587,744)       17,614,070      (26,868,657)
Net Assets -- Beginning of Period...............    21,140,490      28,728,234        59,781,130       86,649,787
                                                  ------------    ------------    --------------   --------------
Net Assets -- End of Period.....................  $ 46,540,511    $ 21,140,490    $   77,395,200   $   59,781,130
                                                  ============    ============    ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                --               --
 Redeemed.......................................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           278             113               231              334
 Redeemed.......................................           (99)           (103)             (226)            (314)
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................           179              10                 5               20
                                                  ------------    ------------    --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/FRANKLIN                   EQ/GAMCO MERGERS
                                                       TEMPLETON ALLOCATION              AND ACQUISITIONS
                                                 -------------------------------- -------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    449,871    $    1,127,732   $   (152,145)   $    (92,865)
 Net realized gain (loss) on investments........    (4,889,094)       (2,009,560)      (907,618)        (13,662)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,002,111       (14,564,276)     2,758,156      (1,945,925)
                                                  ------------    --------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     8,562,888       (15,446,104)     1,698,393      (2,052,452)
                                                  ------------    --------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     6,980,576        10,927,635      1,815,689       2,818,788
  Transfers between funds including
   guaranteed interest account, net.............      (778,433)        8,279,850       (160,098)     (1,148,320)
  Transfers for contract benefits and
   terminations.................................    (2,023,258)       (1,805,323)    (1,076,002)       (885,038)
  Contract maintenance charges..................       (69,111)          (47,453)       (13,488)         (9,933)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     4,109,774        17,354,709        566,101         775,497
                                                  ------------    --------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        (2,903)              641             --              --
                                                  ------------    --------------   ------------    ------------
Increase (Decrease) in Net Assets...............    12,669,759         1,909,246      2,264,494      (1,276,955)
Net Assets -- Beginning of Period...............    29,736,396        27,827,150     11,617,872      12,894,827
                                                  ------------    --------------   ------------    ------------
Net Assets -- End of Period.....................  $ 42,406,155    $   29,736,396   $ 13,882,366    $ 11,617,872
                                                  ============    ==============   ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --              --
 Redeemed.......................................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
 Net Increase (Decrease)........................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           183               295             43              55
 Redeemed.......................................          (122)              (86)           (38)            (48)
                                                  ------------    --------------   ------------    ------------
 Net Increase (Decrease)........................            61               209              5               7
                                                  ------------    --------------   ------------    ------------

                                                          EQ/GAMCO SMALL
                                                           COMPANY VALUE
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,216,351)   $    (833,973)
 Net realized gain (loss) on investments........    (11,392,879)         692,813
 Change in unrealized appreciation
  (depreciation) of investments.................     64,621,116      (46,509,043)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     52,011,886      (46,650,203)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     30,651,361       27,748,549
  Transfers between funds including
   guaranteed interest account, net.............     19,031,771       11,624,800
  Transfers for contract benefits and
   terminations.................................     (7,962,240)      (8,616,880)
  Contract maintenance charges..................       (201,351)        (139,044)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     41,519,541       30,617,425
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          7,997           28,542
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............     93,539,424      (16,004,236)
Net Assets -- Beginning of Period...............    111,588,854      127,593,090
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 205,128,278    $ 111,588,854
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            633              507
 Redeemed.......................................           (272)            (260)
                                                  -------------    -------------
 Net Increase (Decrease)........................            361              247
                                                  -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/GLOBAL                  EQ/GLOBAL MULTI-SECTOR
                                                            BOND PLUS                          EQUITY
                                                 ------------------------------- -----------------------------------
                                                       2009            2008             2009              2008
                                                 --------------- --------------- ----------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (237,942)   $  8,813,762    $       123,036   $    (5,250,282)
 Net realized gain (loss) on investments........    (4,943,074)        333,129       (116,820,508)      (14,419,836)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,288,641      (8,613,881)       243,702,267      (337,518,583)
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (decrease) in net assets from
  operations....................................       107,625         533,010        127,004,795      (357,188,701)
                                                  ------------    ------------    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     9,223,504      11,555,180         45,121,733        57,710,557
  Transfers between funds including
   guaranteed interest account, net.............    (1,598,949)     24,007,773         11,810,676       (46,779,610)
  Transfers for contract benefits and
   terminations.................................    (4,527,373)     (4,367,775)       (23,012,961)      (35,089,115)
  Contract maintenance charges..................       (43,569)        (21,598)          (419,322)         (403,165)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,053,613      31,173,580         33,500,126       (24,561,333)
                                                  ------------    ------------    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          41,321             21,999          (103,030)
                                                  ------------    ------------    ---------------   ---------------
Increase (Decrease) in Net Assets...............     3,161,238      31,747,911        160,526,920      (381,853,064)
Net Assets -- Beginning of Period...............    54,613,677      22,865,766        253,222,835       635,075,899
                                                  ------------    ------------    ---------------   ---------------
Net Assets -- End of Period.....................  $ 57,774,915    $ 54,613,677    $   413,749,755   $   253,222,835
                                                  ============    ============    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                 --                --
 Redeemed.......................................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (Decrease)........................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           218             609                961               956
 Redeemed.......................................          (194)           (339)              (720)           (1,059)
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (Decrease)........................            24             270                241              (103)
                                                  ------------    ------------    ---------------   ---------------

                                                           EQ/INTERMEDIATE
                                                        GOVERNMENT BOND INDEX
                                                 -----------------------------------
                                                       2009              2008
                                                 ---------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (101,172)    $  2,567,323
 Net realized gain (loss) on investments........     (1,005,660)        (565,335)
 Change in unrealized appreciation
  (depreciation) of investments.................     (2,789,862)         871,480
                                                  -------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     (3,896,694)       2,873,468
                                                  -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,352,319       11,582,938
  Transfers between funds including
   guaranteed interest account, net.............     (8,439,136)       1,361,797
  Transfers for contract benefits and
   terminations.................................    (12,873,607)     (17,359,434)
  Contract maintenance charges..................       (129,075)        (112,074)
  Adjustments to net assets allocated to
   contracts in payout period...................        (10,285)          27,591
                                                  -------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (13,099,784)      (4,499,182)
                                                  -------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         21,453          (20,060)
                                                  -------------     ------------
Increase (Decrease) in Net Assets...............    (16,975,025)      (1,645,774)
Net Assets -- Beginning of Period...............    120,621,014      122,266,788
                                                  -------------     ------------
Net Assets -- End of Period.....................  $ 103,645,989     $120,621,014
                                                  =============     ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             81              163
 Redeemed.......................................           (132)            (186)
                                                  -------------     ------------
 Net Increase (Decrease)........................            (51)             (23)
                                                  -------------     ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             40               79
 Redeemed.......................................            (71)             (84)
                                                  -------------     ------------
 Net Increase (Decrease)........................            (31)              (5)
                                                  -------------     ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/INTERNATIONAL                  EQ/INTERNATIONAL
                                                             CORE PLUS                          GROWTH
                                                 --------------------------------- --------------------------------
                                                       2009             2008             2009            2008
                                                 ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,976,632    $      325,471   $     17,853    $     (108,925)
 Net realized gain (loss) on investments........    (15,797,207)       (5,191,666)    (6,212,258)       (3,281,634)
 Change in unrealized appreciation
  (depreciation) of investments.................     42,867,149       (54,193,771)    16,734,146       (14,766,721)
                                                  -------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     29,046,574       (59,059,966)    10,539,741       (18,157,280)
                                                  -------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     19,179,981        15,550,576      5,170,839         6,293,250
  Transfers between funds including
   guaranteed interest account, net.............      7,042,584         9,540,290      6,073,936         2,798,332
  Transfers for contract benefits and
   terminations.................................     (5,744,878)       (7,693,350)    (2,083,058)       (2,438,762)
  Contract maintenance charges..................       (111,556)         (105,397)       (35,192)          (25,745)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     20,366,131        17,292,119      9,126,525         6,627,075
                                                  -------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            101            10,002            501             8,003
                                                  -------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............     49,412,806       (41,757,845)    19,666,767       (11,522,202)
Net Assets -- Beginning of Period...............     75,317,423       117,075,268     25,879,388        37,401,590
                                                  -------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 124,730,229    $   75,317,423   $ 45,546,155    $   25,879,388
                                                  =============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                --             --                --
 Redeemed.......................................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
 Net Increase (Decrease)........................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            429               362            188               180
 Redeemed.......................................           (198)             (221)          (104)             (138)
                                                  -------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            231               141             84                42
                                                  -------------    --------------   ------------    --------------

                                                            EQ/JPMORGAN
                                                        VALUE OPPORTUNITIES
                                                 ----------------------------------
                                                        2009             2008
                                                 ----------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    65,629      $      249,999
 Net realized gain (loss) on investments........    (6,715,882)         (2,995,119)
 Change in unrealized appreciation
  (depreciation) of investments.................    16,766,280         (22,076,352)
                                                   -----------      --------------
 Net Increase (decrease) in net assets from
  operations....................................    10,116,027         (24,821,472)
                                                   -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     3,673,602           4,855,022
  Transfers between funds including
   guaranteed interest account, net.............      (576,747)         (4,840,477)
  Transfers for contract benefits and
   terminations.................................    (3,397,901)         (5,774,319)
  Contract maintenance charges..................       (49,916)            (50,500)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --
                                                   -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (350,962)         (5,810,274)
                                                   -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        15,000             (14,999)
                                                   -----------      --------------
Increase (Decrease) in Net Assets...............     9,780,065         (30,646,745)
Net Assets -- Beginning of Period...............    34,201,365          64,848,110
                                                   -----------      --------------
Net Assets -- End of Period.....................   $43,981,430      $   34,201,365
                                                   ===========      ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                  --
 Redeemed.......................................            --                  --
                                                   -----------      --------------
 Net Increase (Decrease)........................            --                  --
                                                   -----------      --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            82                  65
 Redeemed.......................................           (86)               (116)
                                                   -----------      --------------
 Net Increase (Decrease)........................            (4)                (51)
                                                   -----------      --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/LARGE CAP                     EQ/LARGE CAP
                                                            CORE PLUS                      GROWTH INDEX
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    371,322    $    (121,341)   $    844,673    $  (1,335,334)
 Net realized gain (loss) on investments........    (2,126,717)        (670,634)     (1,593,693)       4,067,252
 Change in unrealized appreciation
  (depreciation) of investments.................     4,338,927       (5,301,246)     29,855,204      (55,074,446)
                                                  ------------    -------------    ------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,583,532       (6,093,221)     29,106,184      (52,342,528)
                                                  ------------    -------------    ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     1,456,402        1,320,883       7,614,089        9,599,691
  Transfers between funds including
   guaranteed interest account, net.............       180,437          285,015       1,924,632       (5,913,078)
  Transfers for contract benefits and
   terminations.................................      (731,133)      (1,215,245)     (8,052,547)     (11,688,324)
  Contract maintenance charges..................       (12,491)         (12,113)       (141,027)        (137,871)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................       893,215          378,540       1,345,147       (8,139,582)
                                                  ------------    -------------    ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          (35,000)          4,480               --
                                                  ------------    -------------    ------------    -------------
Increase (Decrease) in Net Assets...............     3,476,747       (5,749,681)     30,455,811      (60,482,110)
Net Assets -- Beginning of Period...............     9,865,218       15,614,899      85,381,729      145,863,839
                                                  ------------    -------------    ------------    -------------
Net Assets -- End of Period.....................  $ 13,341,965    $   9,865,218    $115,837,540    $  85,381,729
                                                  ============    =============    ============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --               --
 Redeemed.......................................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
 Net Increase (Decrease)........................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            55               52             352              332
 Redeemed.......................................           (42)             (48)           (338)            (461)
                                                  ------------    -------------    ------------    -------------
 Net Increase (Decrease)........................            13                4              14             (129)
                                                  ------------    -------------    ------------    -------------

                                                            EQ/LARGE CAP
                                                            GROWTH PLUS
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     (52,338)   $    (3,143,101)
 Net realized gain (loss) on investments........      4,395,817         19,106,098
 Change in unrealized appreciation
  (depreciation) of investments.................     53,287,739       (136,936,125)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     57,631,218       (120,973,128)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     13,247,955         18,447,472
  Transfers between funds including
   guaranteed interest account, net.............     (7,766,371)       (14,291,967)
  Transfers for contract benefits and
   terminations.................................    (15,211,531)       (24,397,661)
  Contract maintenance charges..................       (297,686)          (301,773)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (10,027,633)       (20,543,929)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         10,000            (10,000)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     47,613,585       (141,527,057)
Net Assets -- Beginning of Period...............    181,511,917        323,038,974
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 229,125,502    $   181,511,917
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            220                292
 Redeemed.......................................           (314)              (450)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (94)              (158)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/LARGE CAP
                                                            VALUE INDEX
                                                 ----------------------------------
                                                       2009             2008
                                                 --------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    945,924     $      21,882
 Net realized gain (loss) on investments........    (5,087,664)       (2,502,240)
 Change in unrealized appreciation
  (depreciation) of investments.................     6,368,390        (8,932,464)
                                                  ------------     -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,226,650       (11,412,822)
                                                  ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,393,733         2,580,692
  Transfers between funds including
   guaranteed interest account, net.............     1,296,612        (2,440,801)
  Transfers for contract benefits and
   terminations.................................      (669,832)         (887,373)
  Contract maintenance charges..................       (13,475)          (14,772)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                  ------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,007,038          (762,254)
                                                  ------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         5,905             2,999
                                                  ------------     -------------
Increase (Decrease) in Net Assets...............     5,239,593       (12,172,077)
Net Assets -- Beginning of Period...............     8,765,596        20,937,673
                                                  ------------     -------------
Net Assets -- End of Period.....................  $ 14,005,189     $   8,765,596
                                                  ============     =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --
 Redeemed.......................................            --                --
                                                  ------------     -------------
 Net Increase (Decrease)........................            --                --
                                                  ------------     -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           140                93
 Redeemed.......................................           (70)              (96)
                                                  ------------     -------------
 Net Increase (Decrease)........................            70                (3)
                                                  ------------     -------------

                                                            EQ/LARGE CAP                     EQ/LORD ABBETT
                                                             VALUE PLUS                     GROWTH AND INCOME
                                                 ----------------------------------- -------------------------------
                                                        2009              2008             2009            2008
                                                 ----------------- ----------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     8,097,046   $    19,085,314   $    (62,129)   $     37,868
 Net realized gain (loss) on investments........     (142,478,704)     (117,593,521)    (3,127,465)     (1,134,120)
 Change in unrealized appreciation
  (depreciation) of investments.................      264,371,449      (513,769,969)     5,375,606      (5,128,693)
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      129,989,791      (612,278,176)     2,186,012      (6,224,945)
                                                  ---------------   ---------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       65,300,641       100,501,570      2,131,966       2,828,588
  Transfers between funds including
   guaranteed interest account, net.............      (58,079,170)     (143,263,597)       184,098      (1,398,885)
  Transfers for contract benefits and
   terminations.................................      (58,098,050)     (115,761,488)      (802,277)       (955,928)
  Contract maintenance charges..................         (951,413)       (1,079,734)       (14,760)        (13,272)
  Adjustments to net assets allocated to
   contracts in payout period...................         (236,505)        3,533,417             --              --
                                                  ---------------   ---------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (52,064,497)     (156,069,832)     1,499,027         460,503
                                                  ---------------   ---------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          223,504        (3,373,572)            --           5,801
                                                  ---------------   ---------------   ------------    ------------
Increase (Decrease) in Net Assets...............       78,148,798      (771,721,580)     3,685,039      (5,758,641)
Net Assets -- Beginning of Period...............      735,678,744     1,507,400,324     10,627,674      16,386,315
                                                  ---------------   ---------------   ------------    ------------
Net Assets -- End of Period.....................  $   813,827,542   $   735,678,744   $ 14,312,713    $ 10,627,674
                                                  ===============   ===============   ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            1,074             1,191             --              --
 Redeemed.......................................           (1,536)           (2,292)            --              --
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (Decrease)........................             (462)           (1,101)            --              --
                                                  ---------------   ---------------   ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................               96               139             84              57
 Redeemed.......................................             (310)             (497)           (62)            (52)
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (Decrease)........................             (214)             (358)            22               5
                                                  ---------------   ---------------   ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/LORD ABBETT                      EQ/MID CAP
                                                         LARGE CAP CORE                        INDEX
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (74,359)   $       1,586   $    (338,953)   $    (1,064,335)
 Net realized gain (loss) on investments........    (1,816,047)        (425,713)    (40,669,534)       (23,613,317)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,813,281       (2,745,634)    110,973,205       (161,627,766)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     3,922,875       (3,169,761)     69,964,718       (186,305,418)
                                                  ------------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     3,570,092        1,635,333      36,006,276         47,861,638
  Transfers between funds including
   guaranteed interest account, net.............     8,778,284        4,283,668      (9,039,437)       (11,999,398)
  Transfers for contract benefits and
   terminations.................................    (1,115,240)        (788,437)    (14,510,895)       (21,219,660)
  Contract maintenance charges..................       (10,743)          (6,477)       (316,583)          (309,206)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    11,222,393        5,124,087      12,139,361         14,333,374
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          (998)             999          17,496             22,499
                                                  ------------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets...............    15,144,270        1,955,325      82,121,575       (171,949,545)
Net Assets -- Beginning of Period...............     9,066,965        7,111,640     192,207,761        364,157,306
                                                  ------------    -------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 24,211,235    $   9,066,965   $ 274,329,336    $   192,207,761
                                                  ============    =============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --                 --
 Redeemed.......................................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           179               82             700                753
 Redeemed.......................................           (56)             (32)           (513)              (601)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................           123               50             187                152
                                                  ------------    -------------   -------------    ---------------

                                                             EQ/MID CAP
                                                       VALUE PLUS ( c )(d)(e)
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     145,995    $       435,390
 Net realized gain (loss) on investments........    (72,416,519)       (55,468,925)
 Change in unrealized appreciation
  (depreciation) of investments.................    148,390,156       (118,369,545)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     76,119,632       (173,403,080)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     32,240,140         37,717,701
  Transfers between funds including
   guaranteed interest account, net.............    114,492,846        (44,608,955)
  Transfers for contract benefits and
   terminations.................................    (22,360,432)       (33,265,557)
  Contract maintenance charges..................       (412,799)          (394,671)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    123,959,755        (40,551,482)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         30,000             21,000
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    200,109,387       (213,933,562)
Net Assets -- Beginning of Period...............    244,407,864        458,341,426
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 444,517,251    $   244,407,864
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................          1,454                371
 Redeemed.......................................           (561)              (671)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            893               (300)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/MONEY MARKET
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,893,787)   $   2,020,304
 Net realized gain (loss) on investments........        (81,776)        (105,815)
 Change in unrealized appreciation
  (depreciation) of investments.................        130,919          100,827
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     (1,844,644)       2,015,316
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     24,397,113       24,573,323
  Transfers between funds including
   guaranteed interest account, net.............    (35,149,702)      28,779,595
  Transfers for contract benefits and
   terminations.................................    (42,419,301)     (51,631,565)
  Contract maintenance charges..................       (202,077)        (146,495)
  Adjustments to net assets allocated to
   contracts in payout period...................         56,415          (85,946)
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (53,317,552)       1,488,912
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       (106,546)          95,514
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............    (55,268,742)       3,599,742
Net Assets -- Beginning of Period...............    195,663,091      192,063,349
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 140,394,349    $ 195,663,091
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            958            2,329
 Redeemed.......................................         (1,874)          (2,591)
                                                  -------------    -------------
 Net Increase (Decrease)........................           (916)            (262)
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            415              535
 Redeemed.......................................           (501)            (437)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (86)              98
                                                  -------------    -------------

                                                           EQ/MONTAG &                   EQ/MUTUAL LARGE
                                                         CALDWELL GROWTH                    CAP EQUITY
                                                 ------------------------------- --------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (211,189)   $   (212,465)   $   (279,098)   $      771,836
 Net realized gain (loss) on investments........    (2,553,089)     (2,187,194)     (4,674,128)       (2,664,102)
 Change in unrealized appreciation
  (depreciation) of investments.................     9,435,395      (6,482,375)     10,705,264       (12,846,304)
                                                  ------------    ------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     6,671,117      (8,882,034)      5,752,038       (14,738,570)
                                                  ------------    ------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,006,913       3,534,098       4,096,697         6,114,633
  Transfers between funds including
   guaranteed interest account, net.............     4,465,376      12,247,140      (1,506,298)       (2,037,978)
  Transfers for contract benefits and
   terminations.................................    (1,504,471)     (1,776,822)     (1,928,874)       (2,382,273)
  Contract maintenance charges..................       (21,796)        (11,477)        (42,596)          (32,373)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,946,022      13,992,939         618,929         1,662,009
                                                  ------------    ------------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --           1,101             8,189
                                                  ------------    ------------    ------------    --------------
Increase (Decrease) in Net Assets...............    13,617,139       5,110,905       6,372,068       (13,068,372)
Net Assets -- Beginning of Period...............    19,750,705      14,639,800      23,076,976        36,145,348
                                                  ------------    ------------    ------------    --------------
Net Assets -- End of Period.....................  $ 33,367,844    $ 19,750,705    $ 29,449,044    $   23,076,976
                                                  ============    ============    ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --              --                --
 Redeemed.......................................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
 Net Increase (Decrease)........................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           158             225             105               134
 Redeemed.......................................           (87)           (115)            (92)             (120)
                                                  ------------    ------------    ------------    --------------
 Net Increase (Decrease)........................            71             110              13                14
                                                  ------------    ------------    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/OPPENHEIMER
                                                             GLOBAL
                                                 -------------------------------
                                                       2009            2008
                                                 --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (88,575)   $     11,928
 Net realized gain (loss) on investments........    (2,156,868)     (1,225,486)
 Change in unrealized appreciation
  (depreciation) of investments.................     7,354,325      (5,554,854)
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     5,108,882      (6,768,412)
                                                  ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,062,593       3,472,311
  Transfers between funds including
   guaranteed interest account, net.............     3,113,608       2,249,822
  Transfers for contract benefits and
   terminations.................................      (865,014)     (1,202,951)
  Contract maintenance charges..................       (20,153)        (13,991)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,291,034       4,505,191
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,002           1,820
                                                  ------------    ------------
Increase (Decrease) in Net Assets...............    11,400,918      (2,261,401)
Net Assets -- Beginning of Period...............    10,889,194      13,150,595
                                                  ------------    ------------
Net Assets -- End of Period.....................  $ 22,290,112    $ 10,889,194
                                                  ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                  ------------    ------------
 Net Increase (Decrease)........................            --              --
                                                  ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           141              98
 Redeemed.......................................           (59)            (52)
                                                  ------------    ------------
 Net Increase (Decrease)........................            82              46
                                                  ------------    ------------

                                                           EQ/PIMCO ULTRA                       EQ/QUALITY
                                                          SHORT BOND (f)(g)                   BOND PLUS (k)
                                                 ----------------------------------- --------------------------------
                                                        2009              2008             2009             2008
                                                 ------------------ ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $    (97,510)    $   1,743,603    $   3,063,740    $   5,580,890
 Net realized gain (loss) on investments........      (4,972,669)        6,390,577       (3,894,674)      (2,216,272)
 Change in unrealized appreciation
  (depreciation) of investments.................       9,671,573       (15,964,235)       6,292,433      (14,353,793)
                                                    ------------     -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................       4,601,394        (7,830,055)       5,461,499      (10,989,175)
                                                    ------------     -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      22,968,380        21,724,530       10,118,024       11,477,523
  Transfers between funds including
   guaranteed interest account, net.............      29,709,823        45,788,530       32,898,494      (13,079,901)
  Transfers for contract benefits and
   terminations.................................      (9,750,798)       (7,996,391)     (14,372,410)     (19,732,261)
  Contract maintenance charges..................        (101,405)          (53,255)        (146,458)        (128,661)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                --           31,581           44,573
                                                    ------------     -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................      42,826,000        59,463,414       28,529,231      (21,418,727)
                                                    ------------     -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           4,499            11,378           16,459          (69,622)
                                                    ------------     -------------    -------------    -------------
Increase (Decrease) in Net Assets...............      47,431,893        51,644,737       34,007,189      (32,477,524)
Net Assets -- Beginning of Period...............     100,326,821        48,682,084      124,796,503      157,274,027
                                                    ------------     -------------    -------------    -------------
Net Assets -- End of Period.....................    $147,758,714     $ 100,326,821    $ 158,803,692    $ 124,796,503
                                                    ============     =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................               6                --              260              105
 Redeemed.......................................              (4)               --             (149)            (193)
                                                    ------------     -------------    -------------    -------------
 Net Increase (Decrease)........................               2                --              111              (88)
                                                    ------------     -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             774               962              140               33
 Redeemed.......................................            (404)             (435)             (69)             (79)
                                                    ------------     -------------    -------------    -------------
 Net Increase (Decrease)........................             370               527               71              (46)
                                                    ------------     -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/SMALL COMPANY
                                                             INDEX (j)
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     274,559    $    (588,820)
 Net realized gain (loss) on investments........    (21,088,359)       4,874,963
 Change in unrealized appreciation
  (depreciation) of investments.................     51,365,509      (62,108,789)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     30,551,709      (57,822,646)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     20,808,435       22,772,789
  Transfers between funds including
   guaranteed interest account, net.............      5,394,008       (8,420,076)
  Transfers for contract benefits and
   terminations.................................     (7,753,526)      (8,831,460)
  Contract maintenance charges..................       (167,130)        (161,290)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     18,281,787        5,359,963
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --          (27,998)
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............     48,833,496      (52,490,681)
Net Assets -- Beginning of Period...............    110,189,668      162,680,349
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 159,023,164    $ 110,189,668
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            414              285
 Redeemed.......................................           (230)            (234)
                                                  -------------    -------------
 Net Increase (Decrease)........................            184               51
                                                  -------------    -------------

                                                         EQ/T. ROWE PRICE                   EQ/TEMPLETON
                                                           GROWTH STOCK                    GLOBAL EQUITY
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (889,733)   $     (930,152)  $     76,000    $       99,037
 Net realized gain (loss) on investments........    (4,848,544)         (131,541)    (4,057,509)       (2,428,990)
 Change in unrealized appreciation
  (depreciation) of investments.................    30,073,682       (37,069,536)     9,908,524       (10,487,063)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................    24,335,405       (38,131,229)     5,927,015       (12,817,016)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........    12,985,343        10,946,289      4,722,644         5,051,837
  Transfers between funds including
   guaranteed interest account, net.............    11,732,775        (1,031,510)       506,006        (2,090,738)
  Transfers for contract benefits and
   terminations.................................    (4,498,889)       (5,325,640)    (1,591,054)       (1,566,660)
  Contract maintenance charges..................       (94,131)          (89,851)       (39,597)          (28,772)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    20,125,098         4,499,288      3,597,999         1,365,667
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            85             6,970             --             7,920
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............    44,460,588       (33,624,971)     9,525,014       (11,443,429)
Net Assets -- Beginning of Period...............    52,446,816        86,071,787     18,452,933        29,896,362
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 96,907,404    $   52,446,816   $ 27,977,947    $   18,452,933
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                --
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           422               217            140               121
 Redeemed.......................................          (167)             (163)           (86)             (106)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................           255                54             54                15
                                                  ------------    --------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/UBS GROWTH
                                                             AND INCOME
                                                 ----------------------------------
                                                       2009             2008
                                                 --------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (70,559)    $     (21,667)
 Net realized gain (loss) on investments........    (3,485,462)       (1,543,509)
 Change in unrealized appreciation
  (depreciation) of investments.................     8,247,785        (9,581,713)
                                                  ------------     -------------
 Net Increase (decrease) in net assets from
  operations....................................     4,691,764       (11,146,889)
                                                  ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,240,756         3,469,064
  Transfers between funds including
   guaranteed interest account, net.............      (318,043)       (2,963,933)
  Transfers for contract benefits and
   terminations.................................      (870,796)       (1,446,424)
  Contract maintenance charges..................       (16,975)          (17,163)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                  ------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,034,942          (958,456)
                                                  ------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         2,502             1,049
                                                  ------------     -------------
Increase (Decrease) in Net Assets...............     5,729,208       (12,104,296)
Net Assets -- Beginning of Period...............    15,016,414        27,120,710
                                                  ------------     -------------
Net Assets -- End of Period.....................  $ 20,745,622     $  15,016,414
                                                  ============     =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --
 Redeemed.......................................            --                --
                                                  ------------     -------------
 Net Increase (Decrease)........................            --                --
                                                  ------------     -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            81                78
 Redeemed.......................................           (69)              (87)
                                                  ------------     -------------
 Net Increase (Decrease)........................            12                (9)
                                                  ------------     -------------

                                                           EQ/VAN KAMPEN                    EQ/VAN KAMPEN
                                                             COMSTOCK                       MID CAP GROWTH
                                                 --------------------------------- --------------------------------
                                                       2009             2008             2009            2008
                                                 --------------- ----------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     31,498     $   120,789      $   (673,100)   $     (567,833)
 Net realized gain (loss) on investments........    (4,087,514)     (2,237,923)       (9,832,944)       (5,364,733)
 Change in unrealized appreciation
  (depreciation) of investments.................     8,047,463      (6,432,976)       32,631,370       (21,638,650)
                                                  ------------     -----------      ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     3,991,447      (8,550,110)       22,125,326       (27,571,216)
                                                  ------------     -----------      ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,480,897       3,446,282        12,720,890        10,165,703
  Transfers between funds including
   guaranteed interest account, net.............      (503,073)     (2,062,294)       21,101,585         6,483,358
  Transfers for contract benefits and
   terminations.................................    (1,108,468)     (1,471,672)       (3,114,451)       (2,962,897)
  Contract maintenance charges..................       (21,790)        (21,946)          (56,178)          (33,318)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................       847,566        (109,630)       30,651,846        13,652,846
                                                  ------------     -----------      ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         2,776           6,915              (174)            6,502
                                                  ------------     -----------      ------------    --------------
Increase (Decrease) in Net Assets...............     4,841,789      (8,652,825)       52,776,998       (13,911,868)
Net Assets -- Beginning of Period...............    14,152,818      22,805,643        32,051,020        45,962,888
                                                  ------------     -----------      ------------    --------------
Net Assets -- End of Period.....................  $ 18,994,607     $14,152,818      $ 84,828,018    $   32,051,020
                                                  ============     ===========      ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                --                --
 Redeemed.......................................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
 Net Increase (Decrease)........................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            88              92               473               281
 Redeemed.......................................           (75)            (94)             (195)             (183)
                                                  ------------     -----------      ------------    --------------
 Net Increase (Decrease)........................            13              (2)              278                98
                                                  ------------     -----------      ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                       AGGRESSIVE EQUITY (h)
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (2,857,970)   $    (3,736,259)
 Net realized gain (loss) on investments........    (31,688,872)       (20,690,817)
 Change in unrealized appreciation
  (depreciation) of investments.................    177,657,200       (366,004,140)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    143,110,358       (390,431,216)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     18,437,033         23,165,807
  Transfers between funds including
   guaranteed interest account, net.............     25,233,474        (35,161,040)
  Transfers for contract benefits and
   terminations.................................    (37,973,023)       (66,082,504)
  Contract maintenance charges..................       (639,419)          (661,914)
  Adjustments to net assets allocated to
   contracts in payout period...................       (176,126)         1,063,682
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      4,881,939        (77,675,969)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        346,960         (1,321,033)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    148,339,257       (469,428,218)
Net Assets -- Beginning of Period...............    413,712,536        883,140,754
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 562,051,793    $   413,712,536
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................          1,211                596
 Redeemed.......................................         (1,359)            (1,594)
                                                  -------------    ---------------
 Net Increase (Decrease)........................           (148)              (998)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            185                 19
 Redeemed.......................................            (39)               (45)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            146                (26)
                                                  -------------    ---------------

                                                          MULTIMANAGER                     MULTIMANAGER
                                                            CORE BOND                  INTERNATIONAL EQUITY
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  1,768,689    $  2,696,190    $      202,953   $      242,038
 Net realized gain (loss) on investments........       (25,331)      1,348,504       (14,665,823)      (1,361,053)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,241,851      (3,335,396)       31,165,901      (56,360,085)
                                                  ------------    ------------    --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................     4,985,209         709,298        16,703,031      (57,479,100)
                                                  ------------    ------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     8,873,186       6,490,427         7,159,602       11,103,928
  Transfers between funds including
   guaranteed interest account, net.............     9,345,287         113,612        (4,596,150)      (6,183,307)
  Transfers for contract benefits and
   terminations.................................    (7,887,303)     (7,613,690)       (5,041,720)      (8,325,761)
  Contract maintenance charges..................       (73,700)        (61,519)          (77,559)         (82,564)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    10,257,470      (1,071,170)       (2,555,827)      (3,487,704)
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          11,592             1,002          (24,003)
                                                  ------------    ------------    --------------   --------------
Increase (Decrease) in Net Assets...............    15,242,679        (350,280)       14,148,206      (60,990,807)
Net Assets -- Beginning of Period...............    71,749,186      72,099,466        60,756,575      121,747,382
                                                  ------------    ------------    --------------   --------------
Net Assets -- End of Period.....................  $ 86,991,865    $ 71,749,186    $   74,904,781   $   60,756,575
                                                  ============    ============    ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               2                --                2
 Redeemed.......................................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            --               2                --                2
                                                  ------------    ------------    --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           257             187               169              212
 Redeemed.......................................          (173)           (197)             (188)            (238)
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            84             (10)              (19)             (26)
                                                  ------------    ------------    --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                       LARGE CAP CORE EQUITY
                                                 ----------------------------------
                                                        2009             2008
                                                 ----------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    17,756      $     (136,216)
 Net realized gain (loss) on investments........    (1,670,626)           (481,982)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,106,848          (8,184,660)
                                                   -----------      --------------
 Net Increase (decrease) in net assets from
  operations....................................     3,453,978          (8,802,858)
                                                   -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     1,059,958           1,657,381
  Transfers between funds including
   guaranteed interest account, net.............      (401,734)         (1,441,425)
  Transfers for contract benefits and
   terminations.................................    (1,263,018)         (1,576,235)
  Contract maintenance charges..................       (15,353)            (15,866)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --
                                                   -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (620,147)         (1,376,145)
                                                   -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              96,736
                                                   -----------      --------------
Increase (Decrease) in Net Assets...............     2,833,831         (10,082,267)
Net Assets -- Beginning of Period...............    12,198,543          22,280,810
                                                   -----------      --------------
Net Assets -- End of Period.....................   $15,032,374      $   12,198,543
                                                   ===========      ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                  --
 Redeemed.......................................            --                  --
                                                   -----------      --------------
 Net Increase (Decrease)........................            --                  --
                                                   -----------      --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            31                  34
 Redeemed.......................................           (40)                (48)
                                                   -----------      --------------
 Net Increase (Decrease)........................            (9)                (14)
                                                   -----------      --------------

                                                            MULTIMANAGER                      MULTIMANAGER
                                                          LARGE CAP GROWTH                   LARGE CAP VALUE
                                                 ---------------------------------- ---------------------------------
                                                        2009             2008             2009             2008
                                                 ----------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $  (275,776)     $     (437,699)  $      295,512   $      110,243
 Net realized gain (loss) on investments........    (5,059,702)         (3,315,911)     (11,180,615)      (5,067,234)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,076,430         (15,952,502)      20,794,326      (25,359,359)
                                                   -----------      --------------   --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................     7,740,952         (19,706,112)       9,909,223      (30,316,350)
                                                   -----------      --------------   --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,872,116           3,816,955        5,665,350        8,471,601
  Transfers between funds including
   guaranteed interest account, net.............      (993,420)             31,877       (3,530,882)       2,006,290
  Transfers for contract benefits and
   terminations.................................    (2,409,841)         (2,706,097)      (4,250,320)      (6,228,160)
  Contract maintenance charges..................       (30,872)            (32,791)         (56,280)         (49,782)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --               --               --
                                                   -----------      --------------   --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (562,017)          1,109,944       (2,172,132)       4,199,949
                                                   -----------      --------------   --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          (1,116,590)              --       (1,560,464)
                                                   -----------      --------------   --------------   --------------
Increase (Decrease) in Net Assets...............     7,178,935         (19,712,758)       7,737,091      (27,676,865)
Net Assets -- Beginning of Period...............    22,692,321          42,405,079       47,933,654       75,610,519
                                                   -----------      --------------   --------------   --------------
Net Assets -- End of Period.....................   $29,871,256      $   22,692,321   $   55,670,745   $   47,933,654
                                                   ===========      ==============   ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                   4               --               --
 Redeemed.......................................            --                  --               --               --
                                                   -----------      --------------   --------------   --------------
 Net Increase (Decrease)........................            --                   4               --               --
                                                   -----------      --------------   --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           104                 134              135              210
 Redeemed.......................................          (112)               (126)            (151)            (184)
                                                   -----------      --------------   --------------   --------------
 Net Increase (Decrease)........................            (8)                  8              (16)              26
                                                   -----------      --------------   --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MULTIMANAGER                     MULTIMANAGER
                                                          MID CAP GROWTH                   MID CAP VALUE
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (677,654)   $     (889,679)  $    877,879    $     (478,338)
 Net realized gain (loss) on investments........    (7,898,488)       (4,727,009)    (7,157,528)       (6,185,419)
 Change in unrealized appreciation
  (depreciation) of investments.................    26,837,470       (32,293,955)    23,852,581       (18,143,462)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................    18,261,328       (37,910,643)    17,572,932       (24,807,219)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,292,698         7,275,667      4,311,813         5,327,381
  Transfers between funds including
   guaranteed interest account, net.............      (999,843)       (6,823,073)       701,266        (4,520,086)
  Transfers for contract benefits and
   terminations.................................    (4,153,693)       (5,369,316)    (4,195,560)       (5,179,487)
  Contract maintenance charges..................       (66,555)          (70,364)       (50,915)          (48,183)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................        72,607        (4,987,086)       766,604        (4,420,375)
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           (20,002)            --           (19,700)
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............    18,333,935       (42,917,731)    18,339,536       (29,247,294)
Net Assets -- Beginning of Period...............    46,116,330        89,034,061     41,918,854        71,166,148
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 64,450,265    $   46,116,330   $ 60,258,390    $   41,918,854
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                 2
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                 2
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           147               140            131               122
 Redeemed.......................................          (146)             (191)          (122)             (157)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................             1               (51)             9               (35)
                                                  ------------    --------------   ------------    --------------

                                                           MULTIMANAGER
                                                         MULTI-SECTOR BOND
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   3,832,757    $  12,115,604
 Net realized gain (loss) on investments........    (12,151,717)      (7,676,025)
 Change in unrealized appreciation
  (depreciation) of investments.................     17,477,411      (44,090,725)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................      9,158,451      (39,651,146)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,653,887       12,118,971
  Transfers between funds including
   guaranteed interest account, net.............     (5,179,465)     (21,323,165)
  Transfers for contract benefits and
   terminations.................................    (11,932,764)     (17,009,932)
  Contract maintenance charges..................       (147,198)        (148,052)
  Adjustments to net assets allocated to
   contracts in payout period...................            160          207,213
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (8,605,380)     (26,154,965)
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         29,841         (399,211)
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............        582,912      (66,205,322)
Net Assets -- Beginning of Period...............    115,432,094      181,637,416
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 116,015,006    $ 115,432,094
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             90               92
 Redeemed.......................................           (136)            (196)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (46)            (104)
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             52               35
 Redeemed.......................................            (73)            (121)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (21)             (86)
                                                  -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MULTIMANAGER                     MULTIMANAGER
                                                         SMALL CAP GROWTH                  SMALL CAP VALUE
                                                 -------------------------------- ---------------------------------
                                                       2009            2008             2009             2008
                                                 --------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (464,519)   $     (585,714)  $    (253,507)   $  (1,461,431)
 Net realized gain (loss) on investments........    (9,302,045)       (6,442,404)    (23,315,753)     (17,089,715)
 Change in unrealized appreciation
  (depreciation) of investments.................    20,585,009       (17,548,296)     47,397,830      (44,901,384)
                                                  ------------    --------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................    10,818,445       (24,576,414)     23,828,570      (63,452,530)
                                                  ------------    --------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,031,268         7,363,875      12,365,671       17,532,581
  Transfers between funds including
   guaranteed interest account, net.............    (1,919,174)       (7,364,300)     (7,549,850)     (20,248,391)
  Transfers for contract benefits and
   terminations.................................    (2,172,643)       (3,013,139)     (7,147,211)     (10,403,918)
  Contract maintenance charges..................       (53,522)          (54,819)       (153,150)        (173,558)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................       885,929        (3,068,383)     (2,484,540)     (13,293,286)
                                                  ------------    --------------   -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       175,001           225,000              --               --
                                                  ------------    --------------   -------------    -------------
Increase (Decrease) in Net Assets...............    11,879,375       (27,419,797)     21,344,030      (76,745,816)
Net Assets -- Beginning of Period...............    32,222,420        59,642,217      97,824,870      174,570,686
                                                  ------------    --------------   -------------    -------------
Net Assets -- End of Period.....................  $ 44,101,795    $   32,222,420   $ 119,168,900    $  97,824,870
                                                  ============    ==============   =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --              --               --
 Redeemed.......................................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
 Net Increase (Decrease)........................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           139               139             181              158
 Redeemed.......................................          (126)             (162)           (200)            (242)
                                                  ------------    --------------   -------------    -------------
 Net Increase (Decrease)........................            13               (23)            (19)             (84)
                                                  ------------    --------------   -------------    -------------

                                                           MULTIMANAGER
                                                            TECHNOLOGY
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $ (1,106,589)   $  (1,302,169)
 Net realized gain (loss) on investments........     (7,655,403)        (991,154)
 Change in unrealized appreciation
  (depreciation) of investments.................     47,160,006      (58,526,063)
                                                   ------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     38,398,014      (60,819,386)
                                                   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,377,531       10,213,289
  Transfers between funds including
   guaranteed interest account, net.............      9,930,444       (5,483,936)
  Transfers for contract benefits and
   terminations.................................     (6,965,312)      (8,848,939)
  Contract maintenance charges..................       (108,956)        (103,683)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                   ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     11,233,707       (4,223,269)
                                                   ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --         (113,499)
                                                   ------------    -------------
Increase (Decrease) in Net Assets...............     49,631,721      (65,156,154)
Net Assets -- Beginning of Period...............     64,726,599      129,882,753
                                                   ------------    -------------
Net Assets -- End of Period.....................   $114,358,320    $  64,726,599
                                                   ============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                2
 Redeemed.......................................             --               --
                                                   ------------    -------------
 Net Increase (Decrease)........................             --                2
                                                   ------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            498              392
 Redeemed.......................................           (365)            (438)
                                                   ------------    -------------
 Net Increase (Decrease)........................            133              (46)
                                                   ------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     TARGET 2015 ALLOCATION
                                                 -------------------------------
                                                       2009            2008
                                                 --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    407,394    $    239,502
 Net realized gain (loss) on investments........    (1,667,357)       (908,634)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,479,083      (3,370,653)
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,219,120      (4,039,785)
                                                  ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,955,744       4,156,745
  Transfers between funds including
   guaranteed interest account, net.............     1,707,506       2,861,462
  Transfers for contract benefits and
   terminations.................................    (1,085,372)       (676,636)
  Contract maintenance charges..................       (12,940)         (7,039)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,564,938       6,334,532
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --
                                                  ------------    ------------
Increase (Decrease) in Net Assets...............     5,784,058       2,294,747
Net Assets -- Beginning of Period...............    10,141,774       7,847,027
                                                  ------------    ------------
Net Assets -- End of Period.....................  $ 15,925,832    $ 10,141,774
                                                  ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                  ------------    ------------
 Net Increase (Decrease)........................            --              --
                                                  ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            89             106
 Redeemed.......................................           (46)            (45)
                                                  ------------    ------------
 Net Increase (Decrease)........................            43              61
                                                  ------------    ------------

                                                     TARGET 2025 ALLOCATION          TARGET 2035 ALLOCATION
                                                 ------------------------------- -------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    502,501    $    225,982     $   365,842    $     137,400
 Net realized gain (loss) on investments........    (1,444,446)       (423,203)       (907,256)        (119,430)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,003,872      (4,418,097)      3,133,847       (3,230,970)
                                                  ------------    ------------     -----------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     3,061,927      (4,615,318)      2,592,433       (3,213,000)
                                                  ------------    ------------     -----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,270,879       4,480,942       5,366,641        4,726,204
  Transfers between funds including
   guaranteed interest account, net.............     1,684,898       2,132,379         428,501        1,015,628
  Transfers for contract benefits and
   terminations.................................      (647,665)       (516,259)       (457,657)        (252,062)
  Contract maintenance charges..................       (27,142)        (15,152)        (41,283)         (23,181)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,280,970       6,081,910       5,296,202        5,466,589
                                                  ------------    ------------     -----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           701             569              --            4,998
                                                  ------------    ------------     -----------    -------------
Increase (Decrease) in Net Assets...............     9,343,598       1,467,161       7,888,635        2,258,587
Net Assets -- Beginning of Period...............    10,694,287       9,227,126       6,994,816        4,736,229
                                                  ------------    ------------     -----------    -------------
Net Assets -- End of Period.....................  $ 20,037,885    $ 10,694,287     $14,883,451    $   6,994,816
                                                  ============    ============     ===========    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --              --               --
 Redeemed.......................................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
 Net Increase (Decrease)........................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           109              92              91               69
 Redeemed.......................................           (30)            (29)            (19)             (12)
                                                  ------------    ------------     -----------    -------------
 Net Increase (Decrease)........................            79              63              72               57
                                                  ------------    ------------     -----------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        TARGET 2045 ALLOCATION
                                                   ---------------------------------
                                                         2009              2008
                                                   ---------------   ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................     $   245,229      $     75,780
 Net realized gain (loss) on investments........        (919,291)         (246,276)
 Change in unrealized appreciation
  (depreciation) of investments.................       2,602,775        (2,231,300)
                                                     -----------      ------------
 Net Increase (decrease) in net assets from
  operations....................................       1,928,713        (2,401,796)
                                                     -----------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       3,448,464         3,292,200
  Transfers between funds including
   guaranteed interest account, net.............         262,090           654,126
  Transfers for contract benefits and
   terminations.................................        (254,300)         (238,227)
  Contract maintenance charges..................         (35,251)          (18,498)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                --
                                                     -----------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................       3,421,003         3,689,601
                                                     -----------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           1,002                --
                                                     -----------      ------------
Increase (Decrease) in Net Assets...............       5,350,718         1,287,805
Net Assets -- Beginning of Period...............       4,692,005         3,404,200
                                                     -----------      ------------
Net Assets -- End of Period.....................     $10,042,723      $  4,692,005
                                                     ===========      ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              --                --
 Redeemed.......................................              --                --
                                                     -----------      ------------
 Net Increase (Decrease)........................              --                --
                                                     -----------      ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              66                51
 Redeemed.......................................             (18)              (11)
                                                     -----------      ------------
 Net Increase (Decrease)........................              48                40
                                                     -----------      ------------

-------
(a)  Units were made available for sale on July 10, 2009.
(b)  Units were made available for sale on September 30, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(h) Multimanager Aggressive Equity replaced for Multimanager Health Care due to a fund merger on September 18,2009.
(i) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(j) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(l) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(m)  Units were made available for sale on September 18, 2009.

The accompanying notes are an integral part of these financial statements.



                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2009

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT"), and AXA Premier VIP Trust ("VIP"), ("The Trusts"). The Trusts are open-ended diversified investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

   AXA Premier VIP Trust*
   ----------------------
   o AXA Aggressive Allocation
   o AXA Balanced Strategy
   o AXA Conservative Allocation
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Conservative-Plus Allocation
   o AXA Growth Strategy
   o AXA Moderate Allocation
   o AXA Moderate Growth Strategy
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(1)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2015 Allocation
   o Target 2025 Allocation
   o Target 2035 Allocation
   o Target 2045 Allocation

   EQ Advisors Trust*
   ------------------
   o All Asset Allocation
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Frankin Core Balanced(6)
   o EQ/Franklin Templeton Allocation(7)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(8)
   o EQ/Global Multi-Sector Equity(9)
   o EQ/Intermediate Government Bond Index(10)
   o EQ/International Core PLUS
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(11)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(12)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(13)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

1. Organization (Concluded)

----------
   (1)  Formerly known as Multimanager High Yield
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/18/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Income was former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (7) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (8)  Formerly known as EQ/Evergreen International Bond
   (9)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (10) Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (11) Fund was renamed twice this year. EQ/Mutual Shares was former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (12) Formerly known as EQ/PIMCO Real Return
   (13) Fund was renamed twice this year. EQ/Templeton Growth was former name, until 05/01/09 name changed to EQ/AXA Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.

        * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of the Trust.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses and financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

   Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the variable investment options of the Variable Account enter into contracts that may include agreements to indemnify another party under given circumstances. The variable investment options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the variable investment options of the Variable Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represents amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under EQUI-VEST Series 100 through 801, EQUI-VEST Vantage Series 900, EQUI-VEST Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST At Retirement, Crossings(SM) (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under:

   o EQUI-VEST Series 100 through 801
   o EQUI-VEST Vantage Series 900
   o EQUI-VEST Strategies Series 900 and 901
   o Momentum
   o Momentum Plus
   o Crossings(SM)

   Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under:

   o EQUI-VEST Series 100 through 801
   o EQUI-VEST Strategies Series 900 and 901
   o EQUIPLAN
   o Old Contracts

   Included in contract maintenance charges are administrative charges, if applicable, that are deducted quarterly under Momentum and Momentum Plus.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009 the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments
   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases        Sales
                                                 -------------- --------------
All ASSET ALLOCATION..........................    $  2,072,263   $     11,804
AXA AGGRESSIVE ALLOCATION.....................     134,917,666     40,037,288
AXA BALANCED STRATEGY.........................       6,104,184        127,728
AXA CONSERVATIVE ALLOCATION...................      42,465,015     22,388,603
AXA CONSERVATIVE GROWTH STRATEGY..............       1,287,648        175,410
AXA CONSERVATIVE STRATEGY.....................         441,504        167,582
AXA CONSERVATIVE-PLUS ALLOCATION..............      55,296,275     21,794,348
AXA GROWTH STRATEGY...........................       1,854,643        401,549
AXA MODERATE ALLOCATION.......................     255,140,400    142,676,555
AXA MODERATE-PLUS ALLOCATION..................     258,354,229     93,609,861
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............      83,878,841    101,164,647
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........      50,745,313     60,288,915
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........       7,940,511      6,276,561
EQ/BLACKROCK BASIC VALUE EQUITY...............      74,920,400     47,583,382
EQ/BLACKROCK INTERNATIONAL VALUE..............      52,210,280     44,050,175
EQ/BOSTON ADVISORS EQUITY INCOME..............      16,677,241     13,704,941
EQ/CALVERT SOCIALLY RESPONSIBLE...............       3,887,949      2,223,483
EQ/CAPITAL GUARDIAN GROWTH....................       4,170,942      3,223,743
EQ/CAPITAL GUARDIAN RESEARCH..................      15,999,761     26,877,857
EQ/COMMON STOCK INDEX.........................     195,827,221    329,688,658
EQ/CORE BOND INDEX............................      50,770,164     29,720,577
EQ/DAVIS NEW YORK VENTURE.....................      11,084,569      4,884,029
EQ/EQUITY 500 INDEX...........................     149,745,067    152,941,246
EQ/EQUITY GROWTH PLUS.........................      68,597,242     61,593,248

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

4. Purchases and Sales of Investments (Concluded)


                                                   Purchases        Sales
                                                -------------- --------------
EQ/EVERGREEN OMEGA...........................    $ 22,625,192   $  8,179,032
EQ/FRANKLIN CORE BALANCED....................      21,699,864     18,290,181
EQ/FRANKLIN TEMPLETON ALLOCATION.............      12,725,988      8,166,341
EQ/GAMCO MERGERS AND ACQUISITIONS............       4,663,363      4,186,512
EQ/GAMCO SMALL COMPANY VALUE.................      73,096,288     32,776,112
EQ/GLOBAL BOND PLUS..........................      25,051,633     22,041,937
EQ/GLOBAL MULTI-SECTOR EQUITY................     131,030,121     97,324,961
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........      19,894,597     33,114,367
EQ/INTERNATIONAL CORE PLUS...................      42,148,969     19,806,105
EQ/INTERNATIONAL GROWTH......................      20,741,396     11,596,518
EQ/JPMORGAN VALUE OPPORTUNITIES..............       8,166,772      8,452,105
EQ/LARGE CAP CORE PLUS.......................       4,321,496      3,056,959
EQ/LARGE CAP GROWTH INDEX....................      21,705,995     19,516,176
EQ/LARGE CAP GROWTH PLUS.....................      24,799,157     34,879,128
EQ/LARGE CAP VALUE INDEX.....................       7,195,858      3,239,396
EQ/LARGE CAP VALUE PLUS......................     104,091,086    147,816,917
EQ/LORD ABBETT GROWTH AND INCOME.............       6,345,064      4,908,166
EQ/LORD ABBETT LARGE CAP CORE................      16,463,543      5,315,507
EQ/MID CAP INDEX.............................      52,860,491     41,039,087
EQ/MID CAP VALUE PLUS........................     189,441,653     65,333,295
EQ/MONEY MARKET..............................      77,582,399    132,830,607
EQ/MONTAG & CALDWELL GROWTH..................      15,433,210      8,698,377
EQ/MUTUAL LARGE CAP EQUITY...................       6,955,351      6,614,419
EQ/OPPENHEIMER GLOBAL........................      11,107,303      4,902,842
EQ/PIMCO ULTRA SHORT BOND....................      88,147,846     45,117,757
EQ/QUALITY BOND PLUS.........................      67,293,565     35,728,231
EQ/SMALL COMPANY INDEX.......................      44,065,675     25,509,438
EQ/T. ROWE PRICE GROWTH STOCK................      32,659,317     13,423,955
EQ/TEMPLETON GLOBAL EQUITY...................       9,852,949      6,178,939
EQ/UBS GROWTH AND INCOME.....................       6,781,265      5,813,380
EQ/VAN KAMPEN COMSTOCK.......................       6,625,538      5,740,973
EQ/VAN KAMPEN MID CAP GROWTH.................      51,058,410     21,079,665
MULTIMANAGER AGGRESSIVE EQUITY...............      59,602,865     57,378,195
MULTIMANAGER CORE BOND.......................      35,185,366     22,966,594
MULTIMANAGER INTERNATIONAL EQUITY............      18,147,012     20,498,884
MULTIMANAGER LARGE CAP CORE EQUITY...........       2,788,245      3,390,636
MULTIMANAGER LARGE CAP GROWTH................       6,613,427      7,451,219
MULTIMANAGER LARGE CAP VALUE.................      12,844,304     14,720,924
MULTIMANAGER MID CAP GROWTH..................      11,031,422     11,636,627
MULTIMANAGER MID CAP VALUE...................      14,327,570     12,683,088
MULTIMANAGER MULTI-SECTOR BOND...............      22,791,212     27,563,973
MULTIMANAGER SMALL CAP GROWTH................      11,060,416     10,639,005
MULTIMANAGER SMALL CAP VALUE.................      21,619,830     24,357,877
MULTIMANAGER TECHNOLOGY......................      41,061,257     30,934,139
TARGET 2015 ALLOCATION.......................       7,896,580      3,898,680
TARGET 2025 ALLOCATION.......................       9,272,590      2,448,531
TARGET 2035 ALLOCATION.......................       7,264,652      1,559,742
TARGET 2045 ALLOCATION.......................       5,087,001      1,380,069


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.07% to a high of 1.19% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") an affiliate of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under Contract with Distributors.

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


-----------------------------------------------------------------------------------------------------
                           Removed Portfolio                      Surviving Portfolio
-----------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/Ariel Appreciation II               EQ/Mid Cap Value PLUS
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate
-----------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B              407,995
Value -- Class B           $      9.40
Net Assets Before Merger   $ 3,833,978
Net Assets After Merger    $        --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            3,267,908
Value -- Class B           $      7.93
Net Assets Before Merger   $25,901,370
Net Assets After Merger    $        --
                           EQ/Van Kampen Real Estate
Shares -- Class B           17,692,343                               55,280,633
Value -- Class B           $      5.48                            $        7.74
Net Assets Before Merger   $96,899,897                            $ 301,159,559
Net Assets After Merger    $        --                            $ 427,794,804
-----------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/AXA Rosenberg Value Long/Short      EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
-----------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B              750,697
Value -- Class B           $      8.60
Net Assets Before Merger   $ 6,455,994
Net Assets After Merger    $        --
                           EQ/Short Duration Bond
Shares -- Class B            1,829,135                               13,871,491
Value -- Class B           $      9.13                            $        9.95
Net Assets Before Merger   $16,692,783                            $ 114,836,052
Net Assets After Merger    $        --                            $ 137,984,829
-----------------------------------------------------------------------------------------------------
 September 18, 2009        Multimanager Health Care               Multimanager Aggressive Equity
-----------------------------------------------------------------------------------------------------
Shares -- Class A            3,623,540                               20,044,984
Value -- Class A           $      9.21                            $       22.08
Shares -- Class B            1,056,833                                  791,741
Value -- Class B           $      9.02                            $       21.67
Net Assets Before Merger   $42,913,977                            $ 416,872,983
Net Assets After Merger    $        --                            $ 459,786,960
-----------------------------------------------------------------------------------------------------

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations (Concluded)


-----------------------------------------------------------------------------------------------------
                           Removed Portfolio                         Surviving Portfolio
-----------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Opportunity    EQ/Common Stock Index
-----------------------------------------------------------------------------------------------------
Shares -- Class A              296,297                                   113,639,158
Value -- Class A            $     8.39                               $         13.64
Shares -- Class B              117,637                                     7,040,158
Value -- Class B            $     8.39                               $         13.55
Net Assets Before Merger    $3,474,284                               $ 1,642,374,045
Net Assets After Merger     $       --                               $ 1,645,848,329
-----------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Small Cap      EQ/Small Company Index
                           Index
-----------------------------------------------------------------------------------------------------
Shares -- Class B            1,365,972                                    18,623,256
Value -- Class B           $      8.91                               $          8.40
Net Assets Before Merger   $12,171,930                               $   144,324,956
Net Assets After Merger    $        --                               $   156,496,886
-----------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Caywood Scholl High Yield Bond         EQ/Quality Bond PLUS
-----------------------------------------------------------------------------------------------------
Shares -- Class B            3,562,969                                     4,043,305
Value -- Class B           $      3.99                               $          9.19
Net Assets Before Merger   $14,233,273                               $    22,913,194
Net Assets After Merger    $        --                               $    37,146,467
-----------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Long Term Bond                         EQ/Core Bond Index
-----------------------------------------------------------------------------------------------------
Shares -- Class B            2,092,784                                    13,220,218
Value -- Class B           $     12.74                               $          9.62
Net Assets Before Merger   $26,671,839                               $   100,534,743
Net Assets After Merger    $        --                               $   127,206,582

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:


                                           Mortality and                     Financial
                                           Expense Risks   Other Expenses   Accounting     Total
                                          --------------- ---------------- ------------ ----------
Old Contracts                             0.58%           0.16%              --           0.74%
-------------
EQUIPLAN Contracts                        0.58%           0.16%              --           0.74%
------------------
EQUI-VEST Series 100/Momentum Contracts
---------------------------------------
EQ/Money Market
EQ/Common Stock Index..................   0.56%           0.60%            0.24%          1.40%
All Other Funds........................   0.50%           0.60%            0.24%          1.34%
EQUI-VEST Series 200
--------------------
EQ/Money Market
EQ/Common Stock Index..................   1.15%           0.25%              --           1.40%
All Other Funds........................   1.09%           0.25%              --           1.34%
EQUI-VEST Series 201
--------------------
All Funds..............................   0.95%           0.25%              --           1.20%
EQUI-VEST Series 300 and 400 Contracts
--------------------------------------
EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation................   1.10%           0.25%              --           1.35%
All Other Funds........................   1.10%           0.24%              --           1.34%
Momentum Plus Contracts                   1.10%           0.25%              --           1.35%
-----------------------
EQUI-VEST Series 500 Contracts            1.20%           0.25%              --           1.45%
------------------------------

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

7. Contractowner Charges (Continued)


                                              Mortality and                     Financial
                                              Expense Risks   Other Expenses   Accounting   Total
                                             --------------- ---------------- ------------ ------
EQUI-VEST at Retirement and At Retirement      --              --             --             --
-------------------------------------------
1.30% All Funds...........................   0.80%           0.50%            --           1.30%
1.25% All Funds...........................   0.75%           0.50%            --           1.25%
EQUI-VEST Series 600 and 800 Contracts       0.95%           0.25%            --           1.20%
-------------------------------------------
EQUI-VEST Vantage Contracts
-------------------------------------------
0.90 All Funds............................   0.90%             --             --           0.90%
0.70 All Funds............................   0.70%             --             --           0.70%
0.50 All Funds............................   0.50%             --             --           0.50%
EQUI-VEST Strategies Contracts Series 900
-------------------------------------------
1.20% All Funds...........................   1.20%             --             --           1.20%
0.90% All Funds...........................   0.90%             --             --           0.90%
0.70% All Funds...........................   0.70%             --             --           0.70%
0.50% All Funds...........................   0.50%             --             --           0.50%
0.25% All Funds...........................   0.25%             --             --           0.25%
EQUI-VEST Strategies Contracts Series 901
-------------------------------------------
0.00% All Funds...........................    .00%             --             --           0.00%
0.25% All Funds...........................   0.25%             --             --           0.25%
0.50% All Funds...........................   0.50%             --             --           0.50%
0.70% All Funds...........................   0.70%             --             --           0.70%
0.80% All Funds...........................   0.80%             --             --           0.80%
0.90% All Funds...........................   0.90%             --             --           0.90%
1.00% All Funds...........................   1.00%             --             --           1.00%
1.10% All Funds...........................   1.10%             --             --           1.10%
EQUI-VEST Express Series 700 Contracts       0.70%           0.25%            --           0.95%
-------------------------------------------
EQUI-VEST Express Series 701 Contracts
-------------------------------------------
1.10% All Funds...........................   0.85%           0.25%            --           1.10%
EQUI-VEST Express Series 801 Contracts
-------------------------------------------
1.25% All Funds...........................   1.00%           0.25%            --           1.25%
Crossings(SM)
-------------------------------------------
1.10% Single life contracts...............   0.60%           0.50%            --           1.10%
1.25% Joint life contracts................   0.60%           0.65%            --           1.25%

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200, Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Funds from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   For EQUI-VEST(R) Series 200, EQUI-VEST Series 201, EQUI-VEST Vantage, EQUI-VEST Strategies Contracts for participants of the Teachers Retirement System of the State of Texas the total Separate Account A annual expenses and total annual expenses of the Trust's fees, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market Options in Equivest Series 200 which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the Multimanager Technology EQ portfolios. Fees for advisory services in excess of the cap are refunded to the Funds from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

7. Contractowner Charges (Concluded)

   deducted from the Contractowners account value.

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.


                                                When charge
                 Charges                        is deducted
--------------------------------------   ------------------------
Charge for Trust expenses                Daily

Annual Administrative charge             Annual

Annual Policy fee                        Annual

Withdrawal Charge                        At time of transaction

Plan Loan charges                        At time of transaction

Annuity Payout option                    At time of transaction

Charge for third-party transfer or
exchange                                 At time of transaction

                                         Participation date
Enhanced death benefit charge            anniversary

Guaranteed Mininum Income Benefit

Guaranteed Withdrawal Benefit for Life

                 Charges                                      Amount deducted                           How deducted
---------------------------------------- --------------------------------------------------------- ----------------------
Charge for Trust expenses                Vary by Portfolio                                         Unit value

                                         $30 or during the first two contract years 2% of the
                                         account value (plus any prior withdrawal during the       Unit liquidation from
Annual Administrative charge             Contract Year) if less.                                   account value

                                         Low - Depending on account value, $50 if your
                                         account value on the last of the year is less than        Unit liquidation from
Annual Policy fee                        $100,000.                                                 account value

                                         High - Depending on account value, in Years 1 to
                                         2 lesser of $30 or 2% of account value, thereafter        Unit liquidation from
                                         $30.                                                      account value

                                         Low - 6% of withdrawals or contributions made in
                                         the current and prior five participation years,           Unit liquidation from
Withdrawal Charge                        whichever is less.                                        account value

                                         High - 6% of the amount withdrawn, generally
                                         declining for the first through the 12th contract
                                         year.

                                         Exceptions and limitations may eliminate or reduce
                                         the withdrawal charge.
                                                                                                   Unit liquidation from
Plan Loan charges                        $25 set-up fee and $6 quarterly recordkeeping fee         account value

                                                                                                   Unit liquidation from
Annuity Payout option                    $350 annuity administration fee                           account value

Charge for third-party transfer or                                                                 Unit liquidation from
exchange                                 $25                                                       account value

                                                                                                   Unit liquidation from
Enhanced death benefit charge            Low- 0.15% of account value                               account value
                                         High - 0.60% of account value
                                                                                                   Unit liquidation from
Guaranteed Mininum Income Benefit        0.65%                                                     account value

                                         Low- 0.60% for single life option;                        Unit liquidation from
Guaranteed Withdrawal Benefit for Life        0.75% for joint life option                          account value

                                         High- 0.75% for single life;
                                               0.90% for joint life


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
All Asset Allocation
--------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (w)      $ 104.73
         Highest contract charge 1.45% Class B (w)     $ 104.43
         All contract charges
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 124.22
         Highest contract charge 1.45% Class B         $ 116.99
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  98.08
         Highest contract charge 1.45% Class B         $  93.26
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 162.11
         Highest contract charge 1.45% Class B         $ 155.64
         All contract charges
  2006   Lowest contract charge 0.50% Class B          $ 153.46
         Highest contract charge 1.45% Class B         $ 148.76
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 130.82
         Highest contract charge 1.45% Class B         $ 128.03
         All contract charges                                --
AXA Balanced Strategy
---------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 102.65
         Highest contract charge 1.25% Class A (x)     $ 102.60
         All contract charges
AXA Balanced Strategy
---------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 110.45
         Highest contract charge 1.30% Class B (v)     $ 110.42
         All contract charges
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 118.67
         Highest contract charge 1.45% Class B         $ 111.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.60
         Highest contract charge 1.45% Class B         $ 103.26
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 122.65
         Highest contract charge 1.45% Class B         $ 117.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 116.51
         Highest contract charge 1.45% Class B         $ 112.94
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 110.08
         Highest contract charge 1.45% Class B         $ 107.73
         All contract charges                                --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 109.25
         Highest contract charge 1.30% Class B (v)     $ 109.22
         All contract charges                                --

                                                  Years Ended December 31,
                              ----------------------------------------------------------------
                                      Units         Net Assets     Investment        Total
                               Outstanding (000s)     (000s)     Income Ratio**    Return***
                              -------------------- ------------ ---------------- -------------
All Asset Allocation
--------------------
  2009                                   --                --            --         2.75%
                                         --                --            --         2.47%
                                         20          $  2,043          4.20%
AXA Aggressive Allocation
-------------------------
  2009                                   --                --            --        26.65%
                                         --                --            --        25.44%
                                      2,255          $264,074          1.16%
  2008                                   --                --            --       (39.50)%
                                         --                --            --       (40.08)%
                                      1,573          $146,691          1.79%
  2007                                   --                --            --         5.64%
                                         --                --            --         4.62%
                                      1,034          $161,376          2.96%          --
  2006                                   --                --            --        17.31%
                                         --                --            --        16.19%
                                        517          $ 77,399          3.46%          --
  2005                                   --                --            --         7.52%
                                         --                --            --         6.50%
                                        178          $ 22,965          4.92%          --
AXA Balanced Strategy
---------------------
  2009                                   --                --            --         1.93%
                                         --                --            --         1.89%
                                          4          $    394          2.34%
AXA Balanced Strategy
---------------------
  2009                                   --                --            --        12.64%
                                         --                --            --        12.60%
                                         51          $  5,642          2.34%
AXA Conservative Allocation
---------------------------
  2009                                   --                --            --         9.27%
                                         --                --            --         8.24%
                                        701          $ 78,154          2.54%
  2008                                   --                --            --       (11.46)%
                                         --                --            --       (12.31)%
                                        539          $ 55,833          4.85%
  2007                                   --                --            --         5.27%
                                         --                --            --         4.26%
                                        378          $ 44,771          5.06%          --
  2006                                   --                --            --         5.84%
                                         --                --            --         4.83%
                                        167          $ 18,932          4.29%          --
  2005                                   --                --            --         1.93%
                                         --                --            --         0.96%
                                        112          $ 12,046          3.73%          --
AXA Conservative Growth Strategy
--------------------------------
  2009                                   --                --            --        10.60%
                                         --                --            --        10.58%
                                         10          $  1,140          1.96%          --

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
AXA Conservative Strategy
-------------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 105.46
         Highest contract charge 1.30% Class B (v)     $ 105.43
         All contract charges                                --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 119.17
         Highest contract charge 1.45% Class B         $ 112.23
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.67
         Highest contract charge 1.45% Class B         $  99.53
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 130.56
         Highest contract charge 1.45% Class B         $ 125.34
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 124.39
         Highest contract charge 1.45% Class B         $ 120.58
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 114.94
         Highest contract charge 1.45% Class B         $ 112.49
         All contract charges                                --
AXA Growth Strategy
-------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 103.79
         Highest contract charge 1.25% Class A (x)     $ 103.74
         All contract charges                                --
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A          $  96.11
         Highest contract charge 1.45% Class A         $ 124.54
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  82.34
         Highest contract charge 1.45% Class A         $ 107.73
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 109.30
         Highest contract charge 1.45% Class A         $ 144.38
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 103.11
         Highest contract charge 1.45% Class A         $ 137.52
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 183.99
         Highest contract charge 1.45% Class A         $ 126.17
         All contract charges                                --
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 111.49
         Highest contract charge 1.30% Class B         $  92.97
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  95.76
         Highest contract charge 1.30% Class B (e)     $  80.49
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 127.43
         Highest contract charge 1.30% Class B (e)     $ 107.96
         All contract charges

                                                  Years Ended December 31,
                              -----------------------------------------------------------------
                                      Units         Net Assets     Investment         Total
                               Outstanding (000s)     (000s)     Income Ratio**     Return***
                              -------------------- ------------ ---------------- --------------
AXA Conservative Strategy
-------------------------
  2009                                   --                 --           --         5.67%
                                         --                 --           --         5.64%
                                          3         $      275         2.59%          --
AXA Conservative-Plus Allocation
--------------------------------
  2009                                   --                 --           --        13.85%
                                         --                 --           --        12.76%
                                      1,056         $  118,182         2.15%
  2008                                   --                 --           --       (19.83)%
                                         --                 --           --       (20.59)%
                                        800         $   79,752         3.64%
  2007                                   --                 --           --         4.96%
                                         --                 --           --         3.95%
                                        634         $   80,092         4.08%          --
  2006                                   --                 --           --         8.22%
                                         --                 --           --         7.18%
                                        342         $   41,475         4.04%          --
  2005                                   --                 --           --         2.73%
                                         --                 --           --         1.75%
                                        180         $   20,363         4.60%          --
AXA Growth Strategy
-------------------
  2009                                   --                 --           --         2.87%
                                         --                 --           --         2.84%
                                         14         $    1,474         1.76%          --
AXA Moderate Allocation
-----------------------
  2009                                   --                 --           --        16.72 %
                                         --                 --           --        15.60 %
                                     18,864         $1,310,255         1.65%
  2008                                   --                 --           --       (24.67)%
                                         --                 --           --       (25.38)%
                                     19,014         $1,142,587         3.70%
  2007                                   --                 --           --         6.00 %
                                         --                 --           --         4.99 %
                                     19,631         $1,586,678         3.35%          --
  2006                                   --                 --           --         3.11 %
                                         --                 --           --         9.00 %
                                     20,240         $1,557,101         2.84%          --
  2005                                   --                 --           --         4.11 %
                                         --                 --           --         3.53 %
                                     21,774         $1,543,159         2.54%          --
AXA Moderate Allocation
-----------------------
  2009                                   --                 --           --        16.43%
                                         --                 --           --        15.51%
                                      1,585         $  183,180         1.65%
  2008                                   --                 --           --       (24.85)%
                                         --                 --           --       (25.44)%
                                      1,338         $  136,760         3.70%
  2007                                   --                 --           --         5.73%
                                         --                 --           --         4.90%
                                      1,218         $  170,510         3.35%

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
AXA Moderate Allocation (Continued)
-----------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 120.52
         Highest contract charge 1.30% Class B (e)     $ 102.92
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 109.79
         Highest contract charge 1.20% Class B         $ 126.19
         All contract charges                                --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 126.77
         Highest contract charge 1.45% Class B         $ 119.39
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.47
         Highest contract charge 1.45% Class B         $  99.34
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 153.90
         Highest contract charge 1.45% Class B         $ 147.76
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 145.39
         Highest contract charge 1.45% Class B         $ 140.94
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.61
         Highest contract charge 1.45% Class B         $ 124.89
         All contract charges                                --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  73.60
         Highest contract charge 1.45% Class A         $  94.48
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  58.05
         Highest contract charge 1.45% Class A         $  75.25
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 118.10
         Highest contract charge 1.45% Class A         $ 154.56
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 105.97
         Highest contract charge 1.45% Class A         $ 140.03
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 147.18
         Highest contract charge 1.45% Class A         $ 114.75
         All contract charges                                --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $  96.76
         Highest contract charge 1.30% Class B (e)     $  71.20
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  76.51
         Highest contract charge 1.30% Class B (e)     $  56.75
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 156.05
         Highest contract charge 1.30% Class B (e)     $ 116.66
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 140.38
         Highest contract charge 1.30% Class B (e)     $ 105.78
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
AXA Moderate Allocation (Continued)
-----------------------------------
  2006                                          --                --            --            9.77%
                                                --                --            --            2.92%
                                             1,009          $136,001          2.84%             --
  2005                                          --                --            --            4.27%
                                                --                --            --            3.54%
                                               916          $113,231          2.54%             --
AXA Moderate-Plus Allocation
----------------------------
  2009                                          --                --            --           21.35%
                                                --                --            --           20.18%
                                             5,622          $668,768          1.48%
  2008                                          --                --            --          (32.12)%
                                                --                --            --          (32.77)%
                                             4,565          $452,172          2.45%
  2007                                          --                --            --            5.85%
                                                --                --            --            4.84%
                                             3,480          $513,806          3.38%             --
  2006                                          --                --            --           13.93%
                                                --                --            --           12.85%
                                             1,886          $267,414          3.54%             --
  2005                                          --                --            --            6.14%
                                                --                --            --            5.13%
                                               728          $ 91,285          5.08%             --
EQ/AllianceBernstein International
----------------------------------
  2009                                          --                --            --           26.79%
                                                --                --            --           25.55%
                                             3,794          $458,941          2.69%
  2008                                          --                --            --          (50.85)%
                                                --                --            --          (51.31)%
                                             3,962          $381,162          2.82%
  2007                                          --                --            --           11.45%
                                                --                --            --           10.38%
                                             4,247          $838,849          1.50%             --
  2006                                          --                --            --            5.97%
                                                --                --            --           22.03%
                                             4,389          $784,767          1.65%             --
  2005                                          --                --            --           14.55%
                                                --                --            --           13.91%
                                             4,512          $660,373          1.71%             --
EQ/AllianceBernstein International
----------------------------------
  2009                                          --                --            --           26.47%
                                                --                --            --           25.46%
                                               676          $ 62,696          2.69%
  2008                                          --                --            --          (50.97)%
                                                --                --            --          (51.35)%
                                               744          $ 55,667          2.82%
  2007                                          --                --            --           11.16%
                                                --                --            --           10.29%
                                               787          $121,942          1.50%             --
  2006                                          --                --            --           22.90%
                                                --                --            --            5.78%
                                               728          $102,893          1.65%             --

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 114.22
         Highest contract charge 1.20% Class B         $ 114.63
         All contract charges                                --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  90.30
         Highest contract charge 1.45% Class A         $ 114.27
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  66.73
         Highest contract charge 1.45% Class A         $  85.25
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 120.87
         Highest contract charge 1.45% Class A         $ 155.92
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 103.84
         Highest contract charge 1.45% Class A         $ 135.25
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 179.44
         Highest contract charge 1.45% Class A         $ 125.60
         All contract charges                                --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $  86.81
         Highest contract charge 1.30% Class B (e)     $  87.36
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  64.30
         Highest contract charge 1.30% Class B (e)     $  65.23
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (e)     $ 119.40
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 100.58
         Highest contract charge 1.30% Class B (e)     $ 103.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  92.73
         Highest contract charge 1.20% Class B         $ 125.63
         All contract charges                                --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  83.39
         Highest contract charge 1.45% Class B (c)     $  80.78
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  65.36
         Highest contract charge 1.45% Class B (c)     $  63.93
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $  98.64
         Highest contract charge 1.45% Class B (c)     $  97.41
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 108.50
         Highest contract charge 1.45% Class B (c)     $ 108.18
         All contract charges                                --

                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                           Units         Net Assets     Investment         Total
                                                    Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                   -------------------- ------------ ---------------- --------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2005                                                          --                --            --        14.72%
                                                                --                --            --        13.91%
                                                               651          $ 75,257          1.71%          --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2009                                                          --                --            --        35.32%
                                                                --                --            --        34.04%
                                                             1,403          $221,353          0.15%
  2008                                                          --                --            --       (44.79)%
                                                                --                --            --       (45.32)%
                                                             1,444          $169,875          0.01%
  2007                                                          --                --            --        16.40%
                                                                --                --            --        15.28%
                                                             1,537          $330,250            --           --
  2006                                                          --                --            --         3.84%
                                                                --                --            --         7.68%
                                                             1,694          $315,326            --           --
  2005                                                          --                --            --        10.78%
                                                                --                --            --        10.17%
                                                             1,836          $316,938            --           --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2009                                                          --                --            --        35.01%
                                                                --                --            --        33.93%
                                                               301          $ 36,400          0.15%
  2008                                                          --                --            --       (44.93)%
                                                                --                --            --       (45.37)%
                                                               318          $ 29,108          0.01%
  2007                                                          --                --            --        16.10%
                                                                --                --            --        15.18%
                                                               353          $ 59,087            --           --
  2006                                                          --                --            --         8.46%
                                                                --                --            --         3.66%
                                                               392          $ 57,261            --           --
  2005                                                          --                --            --        10.94%
                                                                --                --            --        10.17%
                                                               411          $ 55,659            --           --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
  2009                                                          --                --            --        27.59%
                                                                --                --            --        26.36%
                                                               144          $ 11,627          1.05%
  2008                                                          --                --            --       (33.74)%
                                                                --                --            --       (34.37)%
                                                               118          $  7,589          1.02%
  2007                                                          --                --            --        (9.09)%
                                                                --                --            --        (9.96)%
                                                                66          $  6,402          0.57%          --
  2006                                                          --                --            --         8.50%
                                                                --                --            --         8.18%
                                                                11          $  1,216          0.58%          --

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 129.48              --                --            --          29.64%
         Highest contract charge 1.45% Class B     $ 147.09              --                --            --          28.40%
         All contract charges                                         1,845          $328,742          2.77%
  2008   Lowest contract charge 0.50% Class B      $  99.88              --                --            --         (36.88)%
         Highest contract charge 1.45% Class B     $ 114.56              --                --            --         (37.48)%
         All contract charges                                         1,678          $235,310          1.69%
  2007   Lowest contract charge 0.50% Class B      $ 158.23              --                --            --           0.67%
         Highest contract charge 1.45% Class B     $ 183.24              --                --            --          (0.29)%
         All contract charges                            --           1,706          $383,188          1.08%            --
  2006   Lowest contract charge 0.50% Class B      $ 157.18              --                --            --          20.31%
         Highest contract charge 1.45% Class B     $ 183.78              --                --            --          19.16%
         All contract charges                            --           1,738          $391,171          2.86%            --
  2005   Lowest contract charge 0.50% Class B      $ 130.65              --                --            --           2.44%
         Highest contract charge 1.45% Class B     $ 154.23              --                --            --           1.46%
         All contract charges                            --           1,826          $344,112          1.37%            --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 107.14              --                --            --          29.60%
         Highest contract charge 1.45% Class B     $ 132.01              --                --            --          28.35%
         All contract charges                                         2,074          $252,937          2.12%
  2008   Lowest contract charge 0.50% Class B      $  82.67              --                --            --         (43.28)%
         Highest contract charge 1.45% Class B     $ 102.85              --                --            --         (43.82)%
         All contract charges                                         2,004          $190,748          2.24%
  2007   Lowest contract charge 0.50% Class B      $ 145.75              --                --            --           9.64%
         Highest contract charge 1.45% Class B     $ 183.08              --                --            --           8.58%
         All contract charges                            --           2,074          $351,707          1.93%            --
  2006   Lowest contract charge 0.50% Class B      $ 132.94              --                --            --          25.06%
         Highest contract charge 1.45% Class B     $ 168.61              --                --            --          23.87%
         All contract charges                            --           1,956          $305,076          3.67%            --
  2005   Lowest contract charge 0.50% Class B      $ 106.30              --                --            --          10.28%
         Highest contract charge 1.45% Class B     $ 136.12              --                --            --           9.23%
         All contract charges                            --           1,646          $206,833          1.84%            --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 100.76              --                --            --          10.99%
         Highest contract charge 1.45% Class B     $  95.83              --                --            --           9.92%
         All contract charges                                           524          $ 50,322          2.62%
  2008   Lowest contract charge 0.50% Class B      $  90.78              --                --            --         (32.64)%
         Highest contract charge 1.45% Class B     $  87.18              --                --            --         (33.28)%
         All contract charges                                           487          $ 42,542          2.38%
  2007   Lowest contract charge 0.50% Class B      $ 134.77              --                --            --           3.18%
         Highest contract charge 1.45% Class B     $ 130.66              --                --            --           2.18%
         All contract charges                            --             445          $ 58,354          1.93%            --
  2006   Lowest contract charge 0.50% Class B      $ 130.62              --                --            --          15.39%
         Highest contract charge 1.45% Class B     $ 127.87              --                --            --          14.29%
         All contract charges                            --             394          $ 50,720          2.44%            --
  2005   Lowest contract charge 0.50% Class B      $ 113.20              --                --            --           5.63%
         Highest contract charge 1.45% Class B     $ 111.88              --                --            --           4.62%
         All contract charges                            --             307          $ 34,416          2.12%            --

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  67.36               --                --            --      30.24%
         Highest contract charge 1.45% Class B    $  89.44               --                --            --      28.99%
         All contract charges                                           267          $ 18,810          0.26%
  2008   Lowest contract charge 0.50% Class B     $  51.72               --                --            --     (45.50)%
         Highest contract charge 1.45% Class B    $  69.34               --                --            --     (46.02)%
         All contract charges                                           235          $ 12,828          0.29%
  2007   Lowest contract charge 0.50% Class B     $  94.90               --                --            --      11.57%
         Highest contract charge 1.45% Class B    $ 128.45               --                --            --      10.49%
         All contract charges                           --              218          $ 21,860          0.24%        --
  2006   Lowest contract charge 0.50% Class B     $  85.06               --                --            --       4.70%
         Highest contract charge 1.45% Class B    $ 116.25               --                --            --       3.71%
         All contract charges                           --              185          $ 16,787            --         --
  2005   Lowest contract charge 0.50% Class B     $  81.24               --                --            --       8.20%
         Highest contract charge 1.45% Class B    $ 112.09               --                --            --       7.17%
         All contract charges                           --              156          $ 13,658            --         --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  57.26               --                --            --      32.76%
         Highest contract charge 1.45% Class B    $  80.66               --                --            --      31.50%
         All contract charges                                           283          $ 17,320          0.35%
  2008   Lowest contract charge 0.50% Class B     $  43.13               --                --            --     (40.70)%
         Highest contract charge 1.45% Class B    $  61.34               --                --            --     (41.27)%
         All contract charges                                           260          $ 12,167          0.19%
  2007   Lowest contract charge 0.50% Class B     $  72.73               --                --            --       4.95%
         Highest contract charge 1.45% Class B    $ 104.44               --                --            --       3.94%
         All contract charges                           --              228          $ 18,074          0.00%        --
  2006   Lowest contract charge 0.50% Class B     $  69.30               --                --            --       6.87%
         Highest contract charge 1.45% Class B    $ 100.48               --                --            --       5.85%
         All contract charges                           --              148          $ 11,178          0.20%        --
  2005   Lowest contract charge 0.50% Class B     $  64.85               --                --            --       4.58%
         Highest contract charge 1.45% Class B    $  94.93               --                --            --       3.59%
         All contract charges                           --               97          $  6,904          0.21%        --
EQ/Capital Guardian Research (g)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  99.62               --                --            --      30.80%
         Highest contract charge 1.45% Class B    $ 100.76               --                --            --      29.56%
         All contract charges                                         1,584          $161,230          1.16%
  2008   Lowest contract charge 0.50% Class B     $  76.16               --                --            --     (39.97)%
         Highest contract charge 1.45% Class B    $  77.77               --                --            --     (40.54)%
         All contract charges                                         1,706          $134,398          0.92%
  2007   Lowest contract charge 0.50% Class B     $ 126.86               --                --            --       1.15%
         Highest contract charge 1.45% Class B    $ 130.80               --                --            --       0.18%
         All contract charges                           --            1,936          $256,826          1.21%        --
  2006   Lowest contract charge 0.50% Class B     $ 125.42               --                --            --      11.50%
         Highest contract charge 1.45% Class B    $ 130.57               --                --            --      10.43%
         All contract charges                           --            1,154          $152,378          0.55%        --
  2005   Lowest contract charge 0.50% Class B     $ 112.49               --                --            --       5.52%
         Highest contract charge 1.45% Class B    $ 118.23               --                --            --       4.52%
         All contract charges                           --            1,259          $150,283          0.54%        --

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Common Stock Index (r) +
---------------------------
         Unit Value 0.50% to 1.49%*
  2009   Lowest contract charge 0.50% Class A (d)     $  77.16
         Highest contract charge 1.49% Class A        $ 271.80
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  60.28
         Highest contract charge 1.49% Class A        $ 213.98
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 107.52
         Highest contract charge 1.49% Class A        $ 384.25
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 104.17
         Highest contract charge 1.49% Class A        $ 374.77
         All contract charges                               --
  2005   Lowest contract charge 0.74% Class A         $ 453.40
         Highest contract charge 1.49% Class A        $ 341.80
         All contract charges                               --
EQ/Common Stock Index (r)
-------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  75.05
         Highest contract charge 1.30% Class B (e)    $  74.64
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  58.78
         Highest contract charge 1.30% Class B (e)    $  58.92
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 105.11
         Highest contract charge 1.30% Class B (e)    $ 106.21
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 102.09
         Highest contract charge 1.30% Class B (e)    $ 103.98
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  92.69
         Highest contract charge 1.20% Class B        $ 107.24
         All contract charges                               --
EQ/Core Bond Index (u)
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 115.08
         Highest contract charge 1.45% Class B        $ 106.50
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 112.63
         Highest contract charge 1.45% Class B        $ 105.24
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 124.31
         Highest contract charge 1.45% Class B        $ 117.27
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 121.18
         Highest contract charge 1.45% Class B        $ 115.42
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 117.03
         Highest contract charge 1.45% Class B        $ 112.55
         All contract charges                               --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Common Stock Index (r) +
---------------------------
  2009                                          --                 --           --        28.00%
                                                --                 --           --        27.02%
                                             7,732         $1,984,968         2.01%
  2008                                          --                 --           --       (43.94)%
                                                --                 --           --       (44.31)%
                                             8,404         $1,696,532         1.74%
  2007                                          --                 --           --         3.22%
                                                --                 --           --         2.53%
                                             9,616         $3,481,372         1.18%          --
  2006                                          --                 --           --         4.17%
                                                --                 --           --         9.64%
                                            11,209         $3,969,805         1.39%          --
  2005                                          --                 --           --         4.05%
                                                --                 --           --         3.26%
                                            12,984         $4,188,857         1.03%          --
EQ/Common Stock Index (r)
-------------------------
  2009                                          --                 --           --        27.68%
                                                --                 --           --        26.68%
                                             1,189         $   96,715         2.01%
  2008                                          --                 --           --       (44.08)%
                                                --                 --           --       (44.52)%
                                             1,286         $   82,770         1.74%
  2007                                          --                 --           --         2.96%
                                                --                 --           --         2.14%
                                             1,495         $  174,274         1.18%          --
  2006                                          --                 --           --        10.14%
                                                --                 --           --         3.98%
                                             1,669         $  190,449         1.39%          --
  2005                                          --                 --           --         3.79%
                                                --                 --           --         3.05%
                                             1,776         $  185,056         1.03%          --
EQ/Core Bond Index (u)
----------------------
  2009                                          --                 --           --         2.18%
                                                --                 --           --         1.20%
                                             1,163         $  125,579         2.75%
  2008                                          --                 --           --       ( 9.40)%
                                                --                 --           --       (10.26)%
                                               993         $  105,935         4.16%
  2007                                          --                 --           --         2.58%
                                                --                 --           --         1.60%
                                             1,164         $  138,131         4.62%          --
  2006                                          --                 --           --         3.54%
                                                --                 --           --         2.56%
                                             1,009         $  117,710         4.54%          --
  2005                                          --                 --           --         1.70%
                                                --                 --           --         0.74%
                                               891         $  101,135         3.93%          --

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (f)     $  77.82
         Highest contract charge 1.45% Class B (f)    $  75.88
         All contract charges
  2008   Lowest contract charge 0.50% Class B (f)     $  58.95
         Highest contract charge 1.45% Class B (f)    $  58.03
         All contract charges
  2007   Lowest contract charge 0.50% Class B (f)     $  97.46
         Highest contract charge 1.45% Class B (f)    $  96.87
         All contract charges                               --
  2006   Lowest contract charge 1.34% Class B (c)     $ 108.48
         Highest contract charge 1.35% Class B (c)    $ 108.47
         All contract charges                               --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)     $  84.82
         Highest contract charge 1.45% Class A        $  93.93
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  67.56
         Highest contract charge 1.45% Class A        $  75.54
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 108.06
         Highest contract charge 1.45% Class A        $ 121.98
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 103.22
         Highest contract charge 1.45% Class A        $ 117.65
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A         $ 197.59
         Highest contract charge 1.45% Class A        $ 103.47
         All contract charges                               --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  84.28
         Highest contract charge 1.30% Class B (e)    $  82.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  67.29
         Highest contract charge 1.30% Class B (e)    $  66.04
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 107.91
         Highest contract charge 1.30% Class B (e)    $ 106.74
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 103.33
         Highest contract charge 1.30% Class B (e)    $ 103.03
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  90.23
         Highest contract charge 1.20% Class B        $ 103.49
         All contract charges                               --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 137.63
         Highest contract charge 1.45% Class B        $ 127.16
         All contract charges

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Davis New York Venture
-------------------------
  2009                                          --                --            --        32.01%
                                                --                --            --        30.76%
                                               281          $ 21,535          1.99%
  2008                                          --                --            --       (39.51)%
                                                --                --            --       (40.09)%
                                               187          $ 10,886          0.78%
  2007                                          --                --            --        (2.54)%
                                                --                --            --        (3.13)%
                                                64          $  6,154          1.15%          --
  2006                                          --                --            --         8.48%
                                                --                --            --         8.47%
                                                 3          $    331          0.96%          --
EQ/Equity 500 Index
-------------------
  2009                                          --                --            --        25.55%
                                                --                --            --        24.34%
                                             2,660          $651,857          2.22%
  2008                                          --                --            --       (37.48)%
                                                --                --            --       (38.07)%
                                             2,707          $534,905          1.87%
  2007                                          --                --            --         4.69%
                                                --                --            --         3.68%
                                             2,858          $914,617          1.54%          --
  2006                                          --                --            --         3.22%
                                                --                --            --        13.71%
                                             3,024          $934,535          1.75%          --
  2005                                          --                --            --         3.72%
                                                --                --            --         3.15%
                                             3,339          $909,007          1.53%          --
EQ/Equity 500 Index
-------------------
  2009                                          --                --            --        25.25%
                                                --                --            --        24.24%
                                               891          $ 79,695          2.22%
  2008                                          --                --            --       (37.64)%
                                                --                --            --       (38.13)%
                                               852          $ 61,956          1.87%
  2007                                          --                --            --         4.43%
                                                --                --            --         3.60%
                                               902          $106,809          1.54%          --
  2006                                          --                --            --        14.52%
                                                --                --            --         3.03%
                                               894          $102,360          1.75%          --
  2005                                          --                --            --         3.88%
                                                --                --            --         3.15%
                                               907          $ 91,189          1.53%          --
EQ/Equity Growth PLUS
---------------------
  2009                                          --                --            --        27.18%
                                                --                --            --        25.96%
                                             2,765          $354,268          0.90%

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2008   Lowest contract charge 0.50% Class B          $ 108.22
         Highest contract charge 1.45% Class B         $ 100.95
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 182.16
         Highest contract charge 1.45% Class B         $ 171.57
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 160.53
         Highest contract charge 1.45% Class B         $ 152.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 147.58
         Highest contract charge 1.45% Class B         $ 141.69
         All contract charges                                --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 100.72
         Highest contract charge 1.45% Class B         $  94.35
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  72.15
         Highest contract charge 1.45% Class B         $  68.24
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 100.16
         Highest contract charge 1.45% Class B         $  95.65
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $  90.42
         Highest contract charge 1.45% Class B         $  87.18
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  85.83
         Highest contract charge 1.45% Class B         $  83.56
         All contract charges                                --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  93.57
         Highest contract charge 1.45% Class B (c)     $  90.65
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  72.05
         Highest contract charge 1.45% Class B (c)     $  70.47
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 106.18
         Highest contract charge 1.45% Class B (c)     $ 104.85
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 104.56
         Highest contract charge 1.45% Class B (c)     $ 104.26
         All contract charges                                --
EQ/Franklin Templeton Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (f)      $  76.79
         Highest contract charge 1.45% Class B (f)     $  74.88
         All contract charges
  2008   Lowest contract charge 0.50% Class B (f)      $  60.08
         Highest contract charge 1.45% Class B (f)     $  59.15
         All contract charges
  2007   Lowest contract charge 0.50% Class B (f)      $  95.67
         Highest contract charge 1.45% Class B (f)     $  95.10
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2008                                          --                --            --       (40.59)%
                                                --                --            --       (41.16)%
                                             2,670          $271,576          0.99%
  2007                                          --                --            --        13.47%
                                                --                --            --        12.39%
                                             2,374          $411,149          0.18%          --
  2006                                          --                --            --         8.78%
                                                --                --            --         7.74%
                                             2,089          $321,846          0.74%          --
  2005                                          --                --            --        10.15%
                                                --                --            --         9.10%
                                             1,655          $236,310            --           --
EQ/Evergreen Omega
------------------
  2009                                          --                --            --        39.60%
                                                --                --            --        38.26%
                                               484          $ 46,515          0.19%
  2008                                          --                --            --       (27.97)%
                                                --                --            --       (28.66)%
                                               305          $ 21,123          0.58%
  2007                                          --                --            --        10.77%
                                                --                --            --         9.72%
                                               295          $ 28,671            --           --
  2006                                          --                --            --         5.34%
                                                --                --            --         4.34%
                                               257          $ 22,739          2.11%          --
  2005                                          --                --            --         3.44%
                                                --                --            --         2.46%
                                               288          $ 24,388          0.04%          --
EQ/Franklin Core Balanced
-------------------------
  2009                                          --                --            --        29.87%
                                                --                --            --        28.64%
                                               850          $ 77,384          5.79%
  2008                                          --                --            --       (32.14)%
                                                --                --            --       (32.79)%
                                               845          $ 59,776          6.17%
  2007                                          --                --                       1.55%
                                                --                --                       0.57%
                                               825          $ 86,650          4.64%          --
  2006                                          --                --            --         4.56%
                                                --                --            --         4.26%
                                               122          $ 12,767          2.55%          --
EQ/Franklin Templeton Allocation
--------------------------------
  2009                                          --                --            --        27.81%
                                                --                --            --        26.59%
                                               562          $ 42,403          2.59%
  2008                                          --                --            --       (37.20)%
                                                --                --            --       (37.80)%
                                               501          $ 29,735          4.75%
  2007                                          --                --            --        (4.33)%
                                                --                --            --        (4.90)%
                                               292          $ 27,827          2.48%          --

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 120.76
         Highest contract charge 1.45% Class B (a)     $ 115.47
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $ 104.07
         Highest contract charge 1.45% Class B (a)     $ 100.47
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 121.36
         Highest contract charge 1.45% Class B (a)     $ 118.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 117.94
         Highest contract charge 1.45% Class B (a)     $ 116.08
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 105.64
         Highest contract charge 1.45% Class B (a)     $ 104.97
         All contract charges                                --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 147.03
         Highest contract charge 1.45% Class B         $ 139.84
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.46
         Highest contract charge 1.45% Class B         $ 100.32
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 151.41
         Highest contract charge 1.45% Class B         $ 146.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 139.23
         Highest contract charge 1.45% Class B         $ 136.30
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 117.75
         Highest contract charge 1.45% Class B         $ 116.38
         All contract charges                                --
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.45%
  2009   Lowest contract charge 0.50% Class B (b)      $ 117.53
         Highest contract charge 1.45% Class B (b)     $ 112.85
         All contract charges
  2008   Lowest contract charge 0.50% Class B (b)      $ 115.84
         Highest contract charge 1.45% Class B (b)     $ 112.30
         All contract charges
  2007   Lowest contract charge 0.50% Class B (b)      $ 109.34
         Highest contract charge 1.45% Class B (b)     $ 107.01
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (b)      $ 100.53
         Highest contract charge 1.45% Class B (b)     $  99.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (b)      $  97.69
         Highest contract charge 1.45% Class B (b)     $  97.47
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
  2009                                          --                --            --        16.04%
                                                --                --            --        14.93%
                                               120          $ 13,875            --
  2008                                          --                --            --       (14.25)%
                                                --                --            --       (15.07)%
                                               115          $ 11,611          0.51%
  2007                                          --                --            --         2.90%
                                                --                --            --         1.91%
                                               108          $ 12,892          0.81%          --
  2006                                          --                --            --        11.65%
                                                --                --            --        10.58%
                                                65          $  7,591          6.42%          --
  2005                                          --                --            --         5.64%
                                                --                --            --         4.97%
                                                23          $  2,512          4.96%          --
EQ/GAMCO Small Company Value
----------------------------
  2009                                          --                --            --        40.75%
                                                --                --            --        39.39%
                                             1,474          $205,125          0.47%
  2008                                          --                --            --       (31.01)%
                                                --                --            --       (31.66)%
                                             1,113          $111,588          0.62%
  2007                                          --                --            --         8.75%
                                                --                --            --         7.70%
                                               866          $127,593          0.52%          --
  2006                                          --                --            --        18.24%
                                                --                --            --        17.12%
                                               484          $ 66,227          1.54%          --
  2005                                          --                --            --         3.80%
                                                --                --            --         2.81%
                                               341          $ 39,738          0.98%          --
EQ/Global Bond PLUS
-------------------
  2009                                          --                --            --         1.46%
                                                --                --            --         0.49%
                                               507          $ 57,768          0.80%
  2008                                          --                --            --         5.94%
                                                --                --            --         4.94%
                                               483          $ 54,607         19.47%
  2007                                          --                --            --         8.76%
                                                --                --            --         7.72%
                                               213          $ 22,866          3.57%          --
  2006                                          --                --            --         2.90%
                                                --                --            --         1.92%
                                                77          $  7,685          0.47%          --
  2005                                          --                --            --        (2.31)%
                                                --                --            --        (2.53)%
                                                 5          $    503            --           --

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 217.50
         Highest contract charge 1.45% Class B         $ 231.58
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 145.67
         Highest contract charge 1.45% Class B         $ 156.59
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 343.25
         Highest contract charge 1.45% Class B         $ 372.58
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 242.92
         Highest contract charge 1.45% Class B         $ 266.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 178.13
         Highest contract charge 1.45% Class B         $ 197.09
         All contract charges                                --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 107.84
         Highest contract charge 1.45% Class A         $ 135.54
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $ 110.63
         Highest contract charge 1.45% Class A         $ 140.38
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 107.06
         Highest contract charge 1.45% Class A         $ 137.16
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.44
         Highest contract charge 1.45% Class A         $ 129.92
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  78.01
         Highest contract charge 1.45% Class A         $ 127.51
         All contract charges                                --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 136.52
         Highest contract charge 1.30% Class B (e)     $ 104.32
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 140.40
         Highest contract charge 1.30% Class B (e)     $ 108.13
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 136.21
         Highest contract charge 1.30% Class B (e)     $ 105.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 128.11
         Highest contract charge 1.30% Class B (e)     $ 100.25
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 124.85
         Highest contract charge 1.20% Class B         $ 127.54
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Global Multi-Sector Equity
-----------------------------
  2009                                          --                --            --        49.31%
                                                --                --            --        47.89%
                                             2,370          $413,743          1.34%
  2008                                          --                --            --       (57.56)%
                                                --                --            --       (57.97)%
                                             2,129          $253,220          0.14%
  2007                                          --                --            --        41.30%
                                                --                --            --        39.95%
                                             2,232          $634,802            --           --
  2006                                          --                --            --        36.37%
                                                --                --            --        35.07%
                                             2,029          $410,513          0.43%          --
  2005                                          --                --            --        32.12%
                                                --                --            --        30.86%
                                             1,693          $250,448          0.59%          --
EQ/Intermediate Government Bond Index
-------------------------------------
  2009                                          --                --            --        (2.52)%
                                                --                --            --        (3.45)%
                                               480          $ 78,061          1.17%
  2008                                          --                --            --         3.33%
                                                --                --            --         2.35%
                                               531          $ 89,495          3.33%
  2007                                          --                --            --         6.59%
                                                --                --            --         5.57%
                                               554          $ 90,855          4.50%          --
  2006                                          --                --            --         0.44%
                                                --                --            --         1.89%
                                               586          $ 91,303          4.00%          --
  2005                                          --                --            --         1.04%
                                                --                --            --         0.02%
                                               670          $102,507          3.48%          --
EQ/Intermediate Government Bond Index
-------------------------------------
  2009                                          --                --            --        (2.76)%
                                                --                --            --        (3.52)%
                                               189          $ 25,089          1.17%
  2008                                          --                --            --         3.08%
                                                --                --            --         2.26%
                                               220          $ 30,638          3.33%
  2007                                          --                --            --         6.32%
                                                --                --            --         5.48%
                                               225          $ 30,902          4.50%          --
  2006                                          --                --            --         2.61%
                                                --                --            --         0.25%
                                               254          $ 32,922          4.00%          --
  2005                                          --                --            --         0.74%
                                                --                --            --         0.03%
                                               276          $ 35,253          3.48%          --

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 107.72
         Highest contract charge 1.45% Class B         $ 136.84
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  80.00
         Highest contract charge 1.45% Class B         $ 102.60
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 145.80
         Highest contract charge 1.45% Class B         $ 188.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 127.17
         Highest contract charge 1.45% Class B         $ 166.28
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.18
         Highest contract charge 1.45% Class B         $ 141.49
         All contract charges                                --
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 135.64
         Highest contract charge 1.45% Class B (a)     $ 129.70
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $  99.33
         Highest contract charge 1.45% Class B (a)     $  95.89
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 167.16
         Highest contract charge 1.45% Class B (a)     $ 162.94
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 144.57
         Highest contract charge 1.45% Class B (a)     $ 142.29
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 115.64
         Highest contract charge 1.45% Class B (a)     $ 114.91
         All contract charges                                --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 104.38
         Highest contract charge 1.45% Class B         $  94.13
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  79.29
         Highest contract charge 1.45% Class B         $  72.19
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 132.31
         Highest contract charge 1.45% Class B         $ 121.64
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.61
         Highest contract charge 1.45% Class B         $ 124.95
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 112.39
         Highest contract charge 1.45% Class B         $ 105.33
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/International Core PLUS
--------------------------
  2009                                          --                --            --        34.65%
                                                --                --            --        33.37%
                                             1,120          $124,727          3.37%
  2008                                          --                --            --       (45.13)%
                                                --                --            --       (45.66)%
                                               889          $ 75,314          1.61%
  2007                                          --                --            --        14.65%
                                                --                --            --        13.54%
                                               748          $117,043          0.41%          --
  2006                                          --                --            --        18.65%
                                                --                --            --        17.52%
                                               714          $ 98,514          1.40%          --
  2005                                          --                --            --        16.54%
                                                --                --            --        15.43%
                                               588          $ 69,010          1.61%          --
EQ/International Growth
-----------------------
  2009                                          --                --            --        36.55%
                                                --                --            --        35.26%
                                               353          $ 45,543          1.34%
  2008                                          --                --            --       (40.58)%
                                                --                --            --       (41.15)%
                                               269          $ 25,877          0.98%
  2007                                          --                --            --        15.63%
                                                --                --            --        14.51%
                                               227          $ 37,401          0.70%          --
  2006                                          --                --            --        25.01%
                                                --                --            --        23.82%
                                                88          $ 12,581          1.19%          --
  2005                                          --                --            --        15.64%
                                                --                --            --        14.91%
                                                19          $  2,170          1.92%          --
EQ/JPMorgan Value Opportunities
-------------------------------
  2009                                          --                --            --        31.64%
                                                --                --            --        30.39%
                                               376          $ 43,960          1.50%
  2008                                          --                --            --       (40.07)%
                                                --                --            --       (40.65)%
                                               380          $ 34,198          1.82%
  2007                                          --                --            --        (1.71)%
                                                --                --            --        (2.65)%
                                               431          $ 64,820          1.36%          --
  2006                                          --                --            --        19.78%
                                                --                --            --        18.64%
                                               445          $ 68,748          4.40%          --
  2005                                          --                --            --         3.40%
                                                --                --            --         2.42%
                                               466          $ 60,726          1.51%          --

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  83.72               --                --            --      25.88%
         Highest contract charge 1.45% Class B    $  80.53               --                --            --      24.68%
         All contract charges                                           163          $ 13,328          4.70%
  2008   Lowest contract charge 0.50% Class B     $  66.51               --                --            --     (37.71)%
         Highest contract charge 1.45% Class B    $  64.59               --                --            --     (38.32)%
         All contract charges                                           150          $  9,852          0.37%
  2007   Lowest contract charge 0.50% Class B     $ 106.78               --                --            --       3.37%
         Highest contract charge 1.45% Class B    $ 104.71               --                --            --       2.37%
         All contract charges                           --              146          $ 15,557          1.23%          --
  2006   Lowest contract charge 0.50% Class B     $ 103.30               --                --            --      12.38%
         Highest contract charge 1.45% Class B    $ 102.29               --                --            --      11.31%
         All contract charges                           --              158          $ 16,368          0.83%          --
  2005   Lowest contract charge 0.50% Class B     $  91.93               --                --            --       6.65%
         Highest contract charge 1.45% Class B    $  91.89               --                --            --       5.64%
         All contract charges                           --              181          $ 16,799          0.49%          --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  64.48               --                --            --      35.52%
         Highest contract charge 1.45% Class B    $  64.84               --                --            --      34.24%
         All contract charges                                         1,755          $115,833          2.19%
  2008   Lowest contract charge 0.50% Class B     $  47.58               --                --            --     (36.59)%
         Highest contract charge 1.45% Class B    $  48.30               --                --            --     (37.20)%
         All contract charges                                         1,741          $ 85,377          0.14%
  2007   Lowest contract charge 0.50% Class B     $  75.03               --                --            --      13.41%
         Highest contract charge 1.45% Class B    $  76.91               --                --            --      12.33%
         All contract charges                           --            1,870          $145,854          0.00%        --
  2006   Lowest contract charge 0.50% Class B     $  66.16               --                --            --      (1.04)%
         Highest contract charge 1.45% Class B    $  68.47               --                --            --      (1.98)%
         All contract charges                           --            2,111          $146,204            --         --
  2005   Lowest contract charge 0.50% Class B     $  66.85               --                --            --      14.35%
         Highest contract charge 1.45% Class B    $  69.86               --                --            --      13.27%
         All contract charges                           --            2,304          $162,638            --         --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  57.27               --                --            --      34.18%
         Highest contract charge 1.45% Class B    $  88.60               --                --            --      32.89%
         All contract charges                                         1,746          $229,113          1.30%
  2008   Lowest contract charge 0.50% Class B     $  42.68               --                --            --     (38.55)%
         Highest contract charge 1.45% Class B    $  66.67               --                --            --     (39.13)%
         All contract charges                                         1,840          $181,508          0.11%
  2007   Lowest contract charge 0.50% Class B     $  69.45               --                --            --      15.04%
         Highest contract charge 1.45% Class B    $ 109.53               --                --            --      13.94%
         All contract charges                           --            1,998          $323,002          0.34%        --
  2006   Lowest contract charge 0.50% Class B     $  60.37               --                --            --       7.24%
         Highest contract charge 1.45% Class B    $  96.13               --                --            --       6.22%
         All contract charges                           --            2,215          $314,252            --         --
  2005   Lowest contract charge 0.50% Class B     $  56.29               --                --            --       8.48%
         Highest contract charge 1.45% Class B    $  90.50               --                --            --       7.45%
         All contract charges                           --            2,567          $342,058            --         --

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.45%
  2009   Lowest contract charge 0.50% Class B (b)     $  54.18
         Highest contract charge 1.45% Class B (b)    $  52.01
         All contract charges
  2008   Lowest contract charge 0.50% Class B (b)     $  45.70
         Highest contract charge 1.45% Class B (b)    $  44.30
         All contract charges
  2007   Lowest contract charge 0.50% Class B (b)     $ 106.08
         Highest contract charge 1.45% Class B (b)    $ 103.83
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (b)     $ 113.34
         Highest contract charge 1.45% Class B (b)    $ 112.00
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (b)     $ 106.62
         Highest contract charge 1.45% Class B (b)    $ 106.38
         All contract charges                               --
EQ/Large Cap Value PLUS (j)
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (k)     $ 105.72
         Highest contract charge 1.45% Class A (k)    $  95.00
         All contract charges
  2008   Lowest contract charge 0.50% Class A (k)     $  88.09
         Highest contract charge 1.45% Class A (k)    $  79.92
         All contract charges
  2007   Lowest contract charge 0.50% Class A (k)     $ 155.34
         Highest contract charge 1.45% Class A (k)    $ 142.29
         All contract charges                               --
EQ/Large Cap Value PLUS (j)
---------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $ 104.86
         Highest contract charge 1.30% Class B        $  65.23
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  87.50
         Highest contract charge 1.30% Class B        $  54.87
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 155.18
         Highest contract charge 1.30% Class B        $  98.09
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 163.40
         Highest contract charge 1.45% Class B        $ 151.12
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 135.28
         Highest contract charge 1.45% Class B        $ 126.32
         All contract charges                               --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $  94.93
         Highest contract charge 1.45% Class B (a)    $  90.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)     $  80.78
         Highest contract charge 1.45% Class B (a)    $  77.98
         All contract charges

                                                   Years Ended December 31,
                                   -----------------------------------------------------------------
                                           Units         Net Assets     Investment         Total
                                   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                   -------------------- ------------ ---------------- --------------
EQ/Large Cap Value Index
------------------------
  2009                                         --                 --           --         18.56%
                                               --                 --           --         17.40%
                                              268         $   14,005        10.00%
  2008                                         --                 --           --        (56.92)%
                                               --                 --           --        (57.33)%
                                              198         $    8,765         1.43%
  2007                                         --                 --           --         (6.41)%
                                               --                 --           --         (7.29)%
                                              201         $   20,937         0.00%           --
  2006                                         --                 --           --          6.30%
                                               --                 --           --          5.29%
                                              168         $   18,866         0.05%           --
  2005                                         --                 --           --          6.62%
                                               --                 --           --          6.38%
                                               20         $    2,150         0.14%           --
EQ/Large Cap Value PLUS (j)
---------------------------
  2009                                         --                 --           --         20.01%
                                               --                 --           --         18.87%
                                            7,826         $  703,519         2.43%
  2008                                         --                 --           --        (43.29)%
                                               --                 --           --        (43.83)%
                                            8,288         $  607,794         3.00%
  2007                                         --                 --           --         (5.17)%
                                               --                 --           --         (5.52)%
                                            9,387         $1,261,004         2.66%           --
EQ/Large Cap Value PLUS (j)
---------------------------
  2009                                         --                 --           --         19.84%
                                               --                 --           --         18.88%
                                            1,154         $  106,366         2.43%
  2008                                         --                 --           --        (43.61)%
                                               --                 --           --        (44.06)%
                                            1,368         $  124,290         3.00%
  2007                                         --                 --           --         (5.03)%
                                               --                 --           --         (5.79)%
                                            1,726         $  239,219         2.66%           --
  2006                                         --                 --           --         20.78%
                                               --                 --           --         19.63%
                                            3,483         $  500,340         1.68%           --
  2005                                         --                 --           --          4.91%
                                               --                 --           --          3.91%
                                            3,103         $  371,731         1.19%           --
EQ/Lord Abbett Growth and Income
--------------------------------
  2009                                         --                 --           --         17.52%
                                               --                 --           --         16.40%
                                              157         $   14,310         0.75%
  2008                                         --                 --           --        (36.88)%
                                               --                 --           --        (37.49)%
                                              135         $   10,625         1.57%

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Lord Abbett Growth and Income (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)      $ 127.98
         Highest contract charge 1.45% Class B (a)     $ 124.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 124.31
         Highest contract charge 1.45% Class B (a)     $ 122.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.59
         Highest contract charge 1.45% Class B (a)     $ 105.91
         All contract charges                                --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 112.50
         Highest contract charge 1.45% Class B (a)     $ 107.57
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $  90.08
         Highest contract charge 1.45% Class B (a)     $  86.96
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 131.15
         Highest contract charge 1.45% Class B (a)     $ 127.84
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 119.10
         Highest contract charge 1.45% Class B (a)     $ 117.21
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.21
         Highest contract charge 1.45% Class B (a)     $ 105.54
         All contract charges                                --
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 102.20
         Highest contract charge 1.45% Class B         $  91.29
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  75.38
         Highest contract charge 1.45% Class B         $  67.98
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 149.37
         Highest contract charge 1.45% Class B         $ 136.02
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 138.97
         Highest contract charge 1.45% Class B         $ 127.77
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 125.23
         Highest contract charge 1.45% Class B         $ 116.25
         All contract charges                                --
EQ/Mid Cap Value PLUS (l)(m)(n)
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 146.11
         Highest contract charge 1.45% Class B         $ 106.33
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.09
         Highest contract charge 1.45% Class B         $  79.42
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 179.75
         Highest contract charge 1.45% Class B         $ 133.36
         All contract charges                                --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
EQ/Lord Abbett Growth and Income (Continued)
--------------------------------------------
  2007                                                  --                --            --            2.95%
                                                        --                --            --            1.97%
                                                       130          $ 16,386          1.18%             --
  2006                                                  --                --            --           16.63%
                                                        --                --            --           15.51%
                                                        95          $ 11,695          1.50%             --
  2005                                                  --                --            --            6.59%
                                                        --                --            --            5.91%
                                                        16          $  1,731          1.68%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
  2009                                                  --                --            --           24.89%
                                                        --                --            --           23.70%
                                                       227          $ 24,207          0.81%
  2008                                                  --                --            --          (31.32)%
                                                        --                --            --          (31.98)%
                                                       104          $  9,067          1.30%
  2007                                                  --                --            --            10.12 %
                                                        --                --            --            9.07 %
                                                        54          $  7,108          0.82%             --
  2006                                                  --                --            --           12.13%
                                                        --                --            --           11.06%
                                                        35          $  4,131          1.24%             --
  2005                                                  --                --            --            6.21%
                                                        --                --            --            8.09%
                                                        18          $  1,877          0.93%             --
EQ/Mid Cap Index
----------------
  2009                                                  --                --            --           35.58%
                                                        --                --            --           34.29%
                                                     2,983          $274,329          1.14%
  2008                                                  --                --            --          (49.53)%
                                                        --                --            --          (50.02)%
                                                     2,796          $192,207          0.92%
  2007                                                  --                --            --            7.48%
                                                        --                --            --            6.46%
                                                     2,644          $364,141            --              --
  2006                                                  --                --            --           10.97%
                                                        --                --            --            9.91%
                                                     2,461          $318,026          3.32%             --
  2005                                                  --                --            --            5.83%
                                                        --                --            --            4.83%
                                                     2,266          $265,901          7.70%             --
EQ/Mid Cap Value PLUS (l)(m)(n)
-------------------------------
  2009                                                  --                --            --           35.17%
                                                        --                --            --           33.88%
                                                     3,356          $444,470          1.36%
  2008                                                  --                --            --          (39.87)%
                                                        --                --            --          (40.45)%
                                                     2,463          $244,404          1.43%
  2007                                                  --                --            --           (2.09)%
                                                        --                --            --           (3.03)%
                                                     2,763          $458,308          1.01%             --

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Mid Cap Value PLUS (l)(m)(n) (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 183.59
         Highest contract charge 1.45% Class B         $ 137.53
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 164.04
         Highest contract charge 1.45% Class B         $ 124.06
         All contract charges                                --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.49%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 106.97
         Highest contract charge 1.49% Class A         $  36.46
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $ 107.20
         Highest contract charge 1.49% Class A         $  36.99
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.25
         Highest contract charge 1.49% Class A         $  36.61
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.76
         Highest contract charge 1.49% Class A         $  35.33
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  43.38
         Highest contract charge 1.49% Class A         $  34.19
         All contract charges                                --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 118.04
         Highest contract charge 1.30% Class B (e)     $ 103.45
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 118.64
         Highest contract charge 1.30% Class B (e)     $ 104.80
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (e)     $ 103.97
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 112.08
         Highest contract charge 1.30% Class B (e)     $ 100.60
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.81
         Highest contract charge 1.20% Class B         $ 113.12
         All contract charges                                --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 122.39
         Highest contract charge 1.45% Class B         $ 116.41
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  94.81
         Highest contract charge 1.45% Class B         $  91.05
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 141.99
         Highest contract charge 1.45% Class B         $ 137.67
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 118.12
         Highest contract charge 1.45% Class B         $ 115.63
         All contract charges                                --

                                                                 Years Ended December 31,
                                             ----------------------------------------------------------------
                                                     Units         Net Assets     Investment        Total
                                              Outstanding (000s)     (000s)     Income Ratio**    Return***
                                             -------------------- ------------ ---------------- -------------
EQ/Mid Cap Value PLUS (l)(m)(n) (Continued)
-------------------------------------------
  2006                                                  --                --            --           11.92%
                                                        --                --            --           10.86%
                                                     2,889          $493,560          0.31%             --
  2005                                                  --                --            --           10.77%
                                                        --                --            --            9.71%
                                                     2,900          $446,196          4.74%             --
EQ/Money Market
---------------
  2009                                                  --                --            --           (0.21)%
                                                        --                --            --           (1.43)%
                                                     1,888          $ 95,425          0.17%
  2008                                                  --                --            --            1.85%
                                                        --                --            --            1.04%
                                                     2,804          $139,434          2.82%
  2007                                                  --                --            --            4.46%
                                                        --                --            --            3.62%
                                                     3,066          $147,228          4.79%             --
  2006                                                  --                --            --            0.76%
                                                        --                --            --            3.35%
                                                     2,357          $111,741          4.59%             --
  2005                                                  --                --            --            2.25%
                                                        --                --            --            1.48%
                                                     1,710          $ 61,840          2.80%             --
EQ/Money Market
---------------
  2009                                                  --                --            --           (0.51)%
                                                        --                --            --           (1.29)%
                                                       380          $ 44,026          0.17%
  2008                                                  --                --            --            1.60%
                                                        --                --            --            0.80%
                                                       466          $ 55,344          2.82%
  2007                                                  --                --            --            4.18%
                                                        --                --            --            3.35%
                                                       368          $ 44,041          4.79%             --
  2006                                                  --                --            --            3.96%
                                                        --                --            --            0.60%
                                                       293          $ 33,856          4.59%             --
  2005                                                  --                --            --            2.11%
                                                        --                --            --            1.40%
                                                       229          $ 47,898          2.80%             --
EQ/Montag & Caldwell Growth
---------------------------
  2009                                                  --                --            --           29.09%
                                                        --                --            --           27.85%
                                                       287          $ 33,366          0.44%
  2008                                                  --                --            --          (33.23)%
                                                        --                --            --          (33.86)%
                                                       216          $ 19,750          0.25%
  2007                                                  --                --            --           20.21%
                                                        --                --            --           19.06%
                                                       106          $ 14,637          0.46%             --
  2006                                                  --                --            --            7.41%
                                                        --                --            --            6.39%
                                                        32          $  3,686          0.21%             --

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Montag & Caldwell Growth (Continued)
---------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 109.97
         Highest contract charge 1.45% Class B         $ 108.69
         All contract charges                                --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  83.28
         Highest contract charge 1.45% Class B (c)     $  80.67
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  66.89
         Highest contract charge 1.45% Class B (c)     $  65.42
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 108.61
         Highest contract charge 1.45% Class B (c)     $ 107.25
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 107.38
         Highest contract charge 1.45% Class B (c)     $ 107.07
         All contract charges                                --
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  95.14
         Highest contract charge 1.45% Class B (c)     $  92.16
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  68.98
         Highest contract charge 1.45% Class B (c)     $  67.46
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 116.99
         Highest contract charge 1.45% Class B (c)     $ 115.53
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 111.23
         Highest contract charge 1.45% Class B (c)     $ 110.91
         All contract charges                                --
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 100.30
         Highest contract charge 1.25% Class A (x)     $ 100.25
         All contract charges
EQ/PIMCO Ultra Short Bond (o)(p)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 113.57
         Highest contract charge 1.45% Class B (a)     $ 108.60
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $ 105.68
         Highest contract charge 1.45% Class B (a)     $ 102.03
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 110.69
         Highest contract charge 1.45% Class B (a)     $ 107.90
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $  99.80
         Highest contract charge 1.45% Class B (a)     $  98.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $  99.91
         Highest contract charge 1.45% Class B (a)     $  99.28
         All contract charges                                --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
EQ/Montag & Caldwell Growth (Continued)
---------------------------------------
  2005                                                  --                --            --            4.88%
                                                        --                --            --            3.88%
                                                        26          $  2,846          0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
  2009                                                  --                --            --           24.50%
                                                        --                --            --           23.31%
                                                       364          $ 29,448          0.19%
  2008                                                  --                --            --          (38.41)%
                                                        --                --            --          (39.00)%
                                                       351          $ 23,077          3.77%
  2007                                                  --                --            --            1.15%
                                                        --                --            --            0.17%
                                                       337          $ 36,145          0.00%             --
  2006                                                  --                --            --            7.38%
                                                        --                --            --            7.07%
                                                        44          $  4,705          0.43%             --
EQ/Oppenheimer Global
---------------------
  2009                                                  --                --            --           37.92%
                                                        --                --            --           36.61%
                                                       242          $ 22,289          0.70%
  2008                                                  --                --            --          (41.04)%
                                                        --                --            --          (41.61)%
                                                       160          $ 10,889          1.37%
  2007                                                  --                --            --            5.18%
                                                        --                --            --            4.17%
                                                       114          $ 13,151          0.37%             --
  2006                                                  --                --            --           11.23%
                                                        --                --            --           10.91%
                                                        21          $  2,340          0.05%             --
EQ/PIMCO Ultra Short Bond
-------------------------
  2009                                                  --                --            --            0.30%
                                                        --                --            --            0.25%
                                                         2          $    171          1.17%
EQ/PIMCO Ultra Short Bond (o)(p)
--------------------------------
  2009                                                  --                --            --            7.47%
                                                        --                --            --            6.44%
                                                     1,345          $147,582          1.17%
  2008                                                  --                --            --           (4.53)%
                                                        --                --            --           (5.44)%
                                                       975          $100,324          3.21%
  2007                                                  --                --            --           10.91%
                                                        --                --            --            9.86%
                                                       448          $ 48,682          3.10%             --
  2006                                                  --                --            --           (0.11)%
                                                        --                --            --           (1.06)%
                                                       303          $ 29,905          4.95%             --
  2005                                                  --                --            --           (0.09)%
                                                        --                --            --           (0.72)%
                                                       149          $ 14,808          5.53%             --

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Quality Bond PLUS(t)
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 103.61
         Highest contract charge 1.45% Class A         $ 135.11
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  97.98
         Highest contract charge 1.45% Class A         $ 129.00
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.12
         Highest contract charge 1.45% Class A         $ 139.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.81
         Highest contract charge 1.45% Class A         $ 135.31
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 164.70
         Highest contract charge 1.45% Class A         $ 131.90
         All contract charges                                --
EQ/Quality Bond PLUS (t)
------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 137.03
         Highest contract charge 1.30% Class B (e)     $ 100.28
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 129.84
         Highest contract charge 1.30% Class B (e)     $  95.78
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 139.64
         Highest contract charge 1.30% Class B (e)     $ 103.82
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.25
         Highest contract charge 1.30% Class B (e)     $ 100.62
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 129.96
         Highest contract charge 1.20% Class B         $ 131.99
         All contract charges                                --
EQ/Small Company Index (s)
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 136.48
         Highest contract charge 1.45% Class B         $ 126.30
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.75
         Highest contract charge 1.45% Class B         $ 101.61
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 165.93
         Highest contract charge 1.45% Class B         $ 156.54
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 169.88
         Highest contract charge 1.45% Class B         $ 161.81
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 145.04
         Highest contract charge 1.45% Class B         $ 139.49
         All contract charges                                --


                                                     Years Ended December 31,
                                 ----------------------------------------------------------------
                                         Units         Net Assets     Investment        Total
                                  Outstanding (000s)     (000s)     Income Ratio**    Return***
                                 -------------------- ------------ ---------------- -------------
EQ/Quality Bond PLUS(t)
-----------------------
  2009                                      --                --            --             5.75%
                                            --                --            --             4.74%
                                           714          $122,518          3.62%
  2008                                      --                --            --            (6.79)%
                                            --                --            --            (7.69)%
                                           603          $ 98,734          5.15%
  2007                                      --                --            --             4.28%
                                            --                --            --             3.27%
                                           691          $122,544          5.12%              --
  2006                                      --                --            --            (0.81)%
                                            --                --            --             2.58%
                                           694          $119,214          4.01%              --
  2005                                      --                --            --             1.34%
                                            --                --            --             0.78%
                                           753          $125,885          3.89%              --
EQ/Quality Bond PLUS (t)
------------------------
  2009                                      --                --            --             5.54%
                                            --                --            --             4.70%
                                           266          $ 35,438          3.62%
  2008                                      --                --            --            (7.02)%
                                            --                --            --            (7.74)%
                                           195          $ 25,267          5.15%
  2007                                      --                --            --             4.01%
                                            --                --            --             3.18%
                                           241          $ 33,892          5.12%              --
  2006                                      --                --            --             3.30%
                                            --                --            --             0.62%
                                           246          $ 33,382          4.01%              --
  2005                                      --                --            --             1.49%
                                            --                --            --             0.78%
                                           256          $ 33,894          3.89%              --
EQ/Small Company Index (s)
--------------------------
  2009                                      --                --            --            25.50%
                                            --                --            --            24.30%
                                         1,263          $158,989          0.00%
  2008                                      --                --            --           (34.46)%
                                            --                --            --           (35.09)%
                                         1,079          $110,179          0.86%
  2007                                      --                --            --            (2.33)%
                                            --                --            --            (3.26)%
                                         1,028          $162,622          1.40%              --
  2006                                      --                --            --            17.12%
                                            --                --            --            16.01%
                                           903          $147,411          1.37%              --
  2005                                      --                --            --             3.73%
                                            --                --            --             2.75%
                                           723          $101,473          1.21%              --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/T. Rowe Price Growth Stock (h)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $  95.88
         Highest contract charge 1.45% Class B        $  91.19
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  67.56
         Highest contract charge 1.45% Class B        $  64.87
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 117.48
         Highest contract charge 1.45% Class B        $ 113.91
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 110.11
         Highest contract charge 1.45% Class B        $ 107.80
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 115.29
         Highest contract charge 1.45% Class B        $ 113.95
         All contract charges                               --
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  83.47
         Highest contract charge 1.45% Class B (c)    $  80.86
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  64.51
         Highest contract charge 1.45% Class B (c)    $  63.10
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 109.56
         Highest contract charge 1.45% Class B (c)    $ 108.19
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 107.86
         Highest contract charge 1.45% Class B (c)    $ 107.54
         All contract charges                               --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 106.71
         Highest contract charge 1.45% Class B        $ 101.49
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  80.98
         Highest contract charge 1.45% Class B        $  77.76
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 135.71
         Highest contract charge 1.45% Class B        $ 131.58
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 134.82
         Highest contract charge 1.45% Class B        $ 131.98
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 118.70
         Highest contract charge 1.45% Class B        $ 117.32
         All contract charges                               --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $  94.05
         Highest contract charge 1.45% Class B (a)    $  89.93
         All contract charges


                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                           Units         Net Assets     Investment         Total
                                                    Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                   -------------------- ------------ ---------------- --------------
EQ/T. Rowe Price Growth Stock (h)
---------------------------------
  2009                                                        --                --            --          41.92%
                                                              --                --            --          40.57%
                                                           1,059           $96,907          0.00%
  2008                                                        --                --            --         (42.49)%
                                                              --                --            --         (43.05)%
                                                             804           $52,446          0.00%
  2007                                                        --                --            --           6.69%
                                                              --                --            --           5.67%
                                                             750           $86,072          0.14%            --
  2006                                                        --                --            --          (4.49)%
                                                              --                --            --          (5.40)%
                                                              80           $ 8,636            --             --
  2005                                                        --                --            --           3.47%
                                                              --                --            --           2.48%
                                                              70           $ 7,961            --             --
EQ/Templeton Global Equity
--------------------------
  2009                                                        --                --            --          29.39%
                                                              --                --            --          28.15%
                                                             345           $27,972          1.63%
  2008                                                        --                --            --         (41.12)%
                                                              --                --            --         (41.68)%
                                                             291           $18,450          1.69%
  2007                                                        --                --            --           1.58%
                                                              --                --            --           0.60%
                                                             276           $29,896          0.67%            --
  2006                                                        --                --            --           7.86%
                                                              --                --            --           7.54%
                                                              45           $ 4,856          0.45%            --
EQ/UBS Growth and Income
------------------------
  2009                                                        --                --            --          31.77%
                                                              --                --            --          30.52%
                                                             207           $20,745          0.00%
  2008                                                        --                --            --         (40.33)%
                                                              --                --            --         (40.90)%
                                                             195           $15,016          1.19%
  2007                                                        --                --            --           0.66%
                                                              --                --            --          (0.30)%
                                                             204           $27,120          0.92%            --
  2006                                                        --                --            --          13.58%
                                                              --                --            --          12.50%
                                                             148           $19,665          0.98%            --
  2005                                                        --                --            --           8.46%
                                                              --                --            --           7.43%
                                                              67           $ 7,918          1.35%            --
EQ/Van Kampen Comstock
----------------------
  2009                                                        --                --            --          27.77%
                                                              --                --            --          26.54%
                                                             210           $18,995          0.00%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2008   Lowest contract charge 0.50% Class B (a)     $  73.61
         Highest contract charge 1.45% Class B (a)    $  71.07
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)     $ 117.33
         Highest contract charge 1.45% Class B (a)    $ 114.37
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (a)     $ 120.95
         Highest contract charge 1.45% Class B (a)    $ 119.04
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (a)     $ 104.88
         Highest contract charge 1.45% Class B (a)    $ 104.21
         All contract charges                               --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $ 134.96
         Highest contract charge 1.45% Class B (a)    $ 129.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)     $  86.36
         Highest contract charge 1.45% Class B (a)    $  83.37
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)     $ 164.77
         Highest contract charge 1.45% Class B (a)    $ 160.61
         All contract charges
  2006   Lowest contract charge 0.50% Class B (a)     $ 135.28
         Highest contract charge 1.45% Class B (a)    $ 133.14
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (a)     $ 124.44
         Highest contract charge 1.45% Class B (a)    $ 123.65
         All contract charges                               --
Multimanager Aggressive Equity (q)
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)     $  85.16
         Highest contract charge 1.45% Class A        $  61.74
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  62.19
         Highest contract charge 1.45% Class A        $  45.52
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 116.93
         Highest contract charge 1.45% Class A        $  86.41
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 105.24
         Highest contract charge 1.45% Class A        $  78.53
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A         $ 103.39
         Highest contract charge 1.45% Class A        $  75.62
         All contract charges                               --
Multimanager Aggressive Equity (q)
----------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  64.15
         Highest contract charge 1.30% Class B (e)    $  82.38
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  46.97
         Highest contract charge 1.30% Class B (e)    $  60.79
         All contract charges

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2008                                          --                 --           --       (37.26)%
                                                --                 --           --       (37.86)%
                                               197         $   14,153         1.92%
  2007                                          --                 --           --        (2.99)%
                                                --                 --           --        (3.92)%
                                               199         $   22,805         1.69%          --
  2006                                          --                 --           --        15.33%
                                                --                 --           --        14.23%
                                               152         $   18,187         3.08%          --
  2005                                          --                 --           --         4.88%
                                                --                 --           --         4.21%
                                                64         $    6,674         2.03%          --
EQ/Van Kampen Mid Cap Growth
----------------------------
  2009                                          --                 --           --        56.28%
                                                --                 --           --        54.79%
                                               662         $   84,822         0.00%
  2008                                          --                 --           --       (47.59)%
                                                --                 --           --       (48.09)%
                                               384         $   32,050         0.00%
  2007                                          --                 --           --        21.80%
                                                --                 --           --        20.63%
                                               286         $   45,962         0.34%
  2006                                          --                 --           --         8.71%
                                                --                 --           --         7.68%
                                               116         $   15,516         0.47%          --
  2005                                          --                 --           --        24.44%
                                                --                 --           --        23.65%
                                                39         $    4,864           --           --
Multimanager Aggressive Equity (q)
----------------------------------
  2009                                          --                 --           --        36.94%
                                                --                 --           --        35.63%
                                             7,754         $  543,315         0.40%
  2008                                          --                 --           --       (46.81)%
                                                --                 --           --       (47.32)%
                                             7,902         $  406,785         0.49%
  2007                                          --                 --           --        11.11%
                                                --                 --           --        10.03%
                                             8,900         $  867,396         0.10%          --
  2006                                          --                 --           --         5.24%
                                                --                 --           --         3.85%
                                            10,463         $  923,899         0.17%          --
  2005                                          --                 --           --         7.50%
                                                --                 --           --         6.90%
                                            12,174         $1,031,638           --           --
Multimanager Aggressive Equity (q)
----------------------------------
  2009                                          --                 --           --        36.58%
                                                --                 --           --        35.52%
                                               279         $   17,675         0.40%
  2008                                          --                 --           --       (46.94)%
                                                --                 --           --       (47.37)%
                                               133         $    6,081         0.49%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Multimanager Aggressive Equity (q) (Continued)
----------------------------------------------
  2007   Lowest contract charge 0.50% Class B         $  88.52
         Highest contract charge 1.30% Class B (e)    $ 115.50
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $  79.87
         Highest contract charge 1.30% Class B (e)    $ 105.05
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  76.37
         Highest contract charge 1.20% Class B        $  75.63
         All contract charges                               --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 139.47
         Highest contract charge 1.45% Class B        $ 129.17
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 129.41
         Highest contract charge 1.45% Class B        $ 121.01
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 126.94
         Highest contract charge 1.45% Class B        $ 119.83
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 120.06
         Highest contract charge 1.45% Class B        $ 114.44
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 116.28
         Highest contract charge 1.45% Class B        $ 111.90
         All contract charges                               --
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 134.26
         Highest contract charge 1.45% Class B        $ 124.34
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 103.86
         Highest contract charge 1.45% Class B        $  97.11
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 197.82
         Highest contract charge 1.45% Class B        $ 186.75
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 176.83
         Highest contract charge 1.45% Class B        $ 168.56
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 141.82
         Highest contract charge 1.45% Class B        $ 136.48
         All contract charges                               --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 106.66
         Highest contract charge 1.45% Class B        $  98.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  80.89
         Highest contract charge 1.45% Class B        $  75.64
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 134.47
         Highest contract charge 1.45% Class B        $ 126.94
         All contract charges                               --

                                                                        Years Ended December 31,
                                                -----------------------------------------------------------------
                                                        Units         Net Assets     Investment         Total
                                                Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                -------------------- ------------ ---------------- --------------
Multimanager Aggressive Equity (q) (Continued)
----------------------------------------------
  2007                                                  --                 --            --             10.83%
                                                        --                 --            --              9.95%
                                                       159           $ 13,842          0.10%               --
  2006                                                  --                 --            --              4.59%
                                                        --                 --            --              5.05%
                                                       190           $ 14,885          0.17%               --
  2005                                                  --                 --            --              7.67%
                                                        --                 --            --              6.91%
                                                       203           $ 15,262            --                --
Multimanager Core Bond
----------------------
  2009                                                  --                 --            --              7.77%
                                                        --                 --            --              6.74%
                                                       666           $ 86,980          3.57%
  2008                                                  --                 --            --              1.95%
                                                        --                 --            --              0.98%
                                                       582           $ 71,497          4.88%
  2007                                                  --                 --            --              5.73%
                                                        --                 --            --              4.71%
                                                       594           $ 72,099          4.09%               --
  2006                                                  --                 --            --              3.25%
                                                        --                 --            --              2.27%
                                                       591           $ 68,372          4.11%               --
  2005                                                  --                 --            --              1.24%
                                                        --                 --            --              0.28%
                                                       605           $ 68,268          3.47%               --
Multimanager International Equity
---------------------------------
  2009                                                  --                 --            --             29.27%
                                                        --                 --            --             28.04%
                                                       597           $ 74,900          1.59%
  2008                                                  --                 --            --            (47.50)%
                                                        --                 --            --            (48.00)%
                                                       616           $ 60,647          1.53%
  2007                                                  --                 --            --             11.87%
                                                        --                 --            --             10.79%
                                                       644           $121,692          0.72%               --
  2006                                                  --                 --            --             24.69%
                                                        --                 --            --             23.50%
                                                       615           $104,906          2.18%               --
  2005                                                  --                 --            --             14.87%
                                                        --                 --            --             13.77%
                                                       472           $ 65,031          4.04%               --
Multimanager Large Cap Core Equity
----------------------------------
  2009                                                  --                 --            --             31.86%
                                                        --                 --            --             30.58%
                                                       150           $ 15,024          1.43%
  2008                                                  --                 --            --            (39.85)%
                                                        --                 --            --            (40.41)%
                                                       159           $ 12,192          0.51%
  2007                                                  --                 --            --              4.48%
                                                        --                 --            --              3.47%
                                                       173           $ 22,281          0.43%               --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Large Cap Core Equity (Continued)
----------------------------------------------
  2006   Lowest contract charge 0.50% Class B      $ 128.70             --                 --            --      13.01%
         Highest contract charge 1.45% Class B     $ 122.68             --                 --            --      11.94%
         All contract charges                            --            162            $20,110          0.60%        --
  2005   Lowest contract charge 0.50% Class B      $ 113.89             --                 --            --       6.20%
         Highest contract charge 1.45% Class B     $ 109.60             --                 --            --       5.18%
         All contract charges                            --            175            $19,342          0.80%        --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $  82.21             --                 --            --      35.86%
         Highest contract charge 1.45% Class B     $  76.13             --                 --            --      34.55%
         All contract charges                                          386            $29,870          0.16%
  2008   Lowest contract charge 0.50% Class B      $  60.51             --                 --            --     (45.65)%
         Highest contract charge 1.45% Class B     $  56.58             --                 --            --     (46.17)%
         All contract charges                                          394            $22,690          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 111.34             --                 --            --      10.69%
         Highest contract charge 1.45% Class B     $ 105.11             --                 --            --       9.63%
         All contract charges                            --            386            $41,221            --         --
  2006   Lowest contract charge 0.50% Class B      $ 100.59             --                 --            --      (0.39)%
         Highest contract charge 1.45% Class B     $  95.88             --                 --            --      (1.34)%
         All contract charges                            --            383            $37,071            --         --
  2005   Lowest contract charge 0.50% Class B      $ 100.98             --                 --            --       6.95%
         Highest contract charge 1.45% Class B     $  97.18             --                 --            --       5.94%
         All contract charges                            --            388            $38,002            --         --
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 117.57             --                 --            --      22.65%
         Highest contract charge 1.45% Class B     $ 108.88             --                 --            --      21.09%
         All contract charges                                          507            $55,659          1.87%
  2008   Lowest contract charge 0.50% Class B      $  96.17             --                 --            --     (37.77)%
         Highest contract charge 1.45% Class B     $  89.92             --                 --            --     (38.36)%
         All contract charges                                          523            $47,681          1.42%
  2007   Lowest contract charge 0.50% Class B      $ 154.53             --                 --            --       3.12%
         Highest contract charge 1.45% Class B     $ 145.88             --                 --            --       2.13%
         All contract charges                            --            501             73,897          1.12%        --
  2006   Lowest contract charge 0.50% Class B      $ 149.85             --                 --            --      18.73%
         Highest contract charge 1.45% Class B     $ 142.84             --                 --            --      17.60%
         All contract charges                            --            457            $65,936          2.93%        --
  2005   Lowest contract charge 0.50% Class B      $ 126.22             --                 --            --       6.56%
         Highest contract charge 1.45% Class B     $ 121.47             --                 --            --       5.55%
         All contract charges                            --            371            $45,368          3.03%        --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 100.60             --                 --            --      41.07%
         Highest contract charge 1.45% Class B     $  93.16             --                 --            --      39.71%
         All contract charges                                          679            $64,442          0.00%
  2008   Lowest contract charge 0.50% Class B      $  71.31             --                 --            --     (43.86)%
         Highest contract charge 1.45% Class B     $  66.68             --                 --            --     (44.40)%
         All contract charges                                          679            $46,112          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 127.03             --                 --            --      11.34%
         Highest contract charge 1.45% Class B     $ 119.92             --                 --            --      10.27%
         All contract charges                            --            730            $88,998            --         --
  2006   Lowest contract charge 0.50% Class B      $ 114.09             --                 --            --       9.07%
         Highest contract charge 1.45% Class B     $ 108.75             --                 --            --       8.03%
         All contract charges                            --            753            $82,924          0.51%        --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Multimanager Mid Cap Growth (Continued)
---------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 104.60
         Highest contract charge 1.45% Class B         $ 100.66
         All contract charges                                --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 132.45
         Highest contract charge 1.45% Class B         $ 122.66
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  92.21
         Highest contract charge 1.45% Class B         $  86.21
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 144.72
         Highest contract charge 1.45% Class B         $ 136.63
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 145.32
         Highest contract charge 1.45% Class B         $ 138.52
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.30
         Highest contract charge 1.45% Class B         $ 122.51
         All contract charges                                --
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  88.11
         Highest contract charge 1.45% Class A         $  87.49
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  80.57
         Highest contract charge 1.45% Class A         $  80.77
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.59
         Highest contract charge 1.45% Class A         $ 106.88
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 102.63
         Highest contract charge 1.45% Class A         $ 104.89
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 144.66
         Highest contract charge 1.45% Class A         $  96.58
         All contract charges                                --
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 114.73
         Highest contract charge 1.30% Class B (e)     $  85.24
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 105.16
         Highest contract charge 1.30% Class B (e)     $  78.76
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 138.16
         Highest contract charge 1.30% Class B (e)     $ 104.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.63
         Highest contract charge 1.30% Class B (e)     $ 102.45
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 123.08
         Highest contract charge 1.20% Class B         $  96.58
         All contract charges                                --

                                                                  Years Ended December 31,
                                              -----------------------------------------------------------------
                                                      Units         Net Assets     Investment         Total
                                               Outstanding (000s)     (000s)     Income Ratio**     Return***
                                              -------------------- ------------ ---------------- --------------
Multimanager Mid Cap Growth (Continued)
---------------------------------------
  2005                                                  --                 --            --            7.85%
                                                        --                 --            --            6.81%
                                                       768           $ 78,075          1.61%             --
Multimanager Mid Cap Value
--------------------------
  2009                                                  --                 --            --           43.64%
                                                        --                 --            --           42.28%
                                                       487           $ 60,246          3.10%
  2008                                                  --                 --            --          (36.28)%
                                                        --                 --            --          (36.90)%
                                                       478           $ 41,835          0.45%
  2007                                                  --                 --            --           (0.41)%
                                                        --                 --            --           (1.36)%
                                                       514           $ 71,135            --              --
  2006                                                  --                 --            --           14.16%
                                                        --                 --            --           13.07%
                                                       539           $ 75,665          1.69%             --
  2005                                                  --                 --            --            6.81%
                                                        --                 --            --            5.79%
                                                       544           $ 67,218          6.80%             --
Multimanager Multi-Sector Bond
------------------------------
  2009                                                  --                 --            --            9.36%
                                                        --                 --            --            8.32%
                                                       599           $ 89,248          4.66%
  2008                                                  --                 --            --          (23.70)%
                                                        --                 --            --          (24.43)%
                                                       645           $ 88,735          9.05%
  2007                                                  --                 --            --            2.88%
                                                        --                 --            --            1.90%
                                                       749           $136,313          7.58%             --
  2006                                                  --                 --            --            2.63%
                                                        --                 --            --            8.61%
                                                       767           $137,007          7.11%             --
  2005                                                  --                 --            --            2.39%
                                                        --                 --            --            1.82%
                                                       799           $131,305          7.88%             --
Multimanager Multi-Sector Bond
------------------------------
  2009                                                  --                 --            --            9.10%
                                                        --                 --            --            8.23%
                                                       277           $ 26,252          4.66%
  2008                                                  --                 --            --          (23.89)%
                                                        --                 --            --          (24.49)%
                                                       298           $ 26,227          9.05%
  2007                                                  --                 --            --            2.62%
                                                        --                 --            --            1.81%
                                                       384           $ 44,436          7.58%             --
  2006                                                  --                 --            --            9.38%
                                                        --                 --            --            2.45%
                                                       379           $ 42,859          7.11%             --
  2005                                                  --                 --            --            2.54%
                                                        --                 --            --            1.83%
                                                       379           $ 39,438          7.88%             --

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Small Cap Growth (i)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 107.09              --                --            --      33.86%
         Highest contract charge 1.45% Class B     $ 101.85              --                --            --      32.58%
         All contract charges                                           429          $ 43,863          0.00%
  2008   Lowest contract charge 0.50% Class B      $  80.00              --                --            --     (42.40)%
         Highest contract charge 1.45% Class B     $  76.82              --                --            --     (42.96)%
         All contract charges                                           416          $ 32,215          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 138.89              --                --            --       3.16%
         Highest contract charge 1.45% Class B     $ 134.67              --                --            --       2.17%
         All contract charges                            --             439          $ 59,581            --         --
  2006   Lowest contract charge 0.50% Class B      $ 134.64              --                --            --       9.66%
         Highest contract charge 1.45% Class B     $ 131.81              --                --            --       8.61%
         All contract charges                            --             297          $ 39,279          1.47%        --
  2005   Lowest contract charge 0.50% Class B      $ 122.78              --                --            --       6.95%
         Highest contract charge 1.45% Class B     $ 121.35              --                --            --       5.93%
         All contract charges                            --             121          $ 14,674          3.15%        --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 145.43              --                --            --      25.78%
         Highest contract charge 1.45% Class B     $ 109.75              --                --            --      24.59%
         All contract charges                                           853          $119,151          1.05%
  2008   Lowest contract charge 0.50% Class B      $ 115.62              --                --            --     (38.17)%
         Highest contract charge 1.45% Class B     $  88.09              --                --            --     (38.77)%
         All contract charges                                           872          $ 97,762          0.25%
  2007   Lowest contract charge 0.50% Class B      $ 187.01              --                --            --     (10.30)%
         Highest contract charge 1.45% Class B     $ 143.86              --                --            --     (11.16)%
         All contract charges                            --             957          $174,548          0.31%        --
  2006   Lowest contract charge 0.50% Class B      $ 208.48              --                --            --      15.53%
         Highest contract charge 1.45% Class B     $ 161.93              --                --            --      14.43%
         All contract charges                            --           1,040          $213,071          5.68%        --
  2005   Lowest contract charge 0.50% Class B      $ 180.45              --                --            --       4.16%
         Highest contract charge 1.45% Class B     $ 141.51              --                --            --       3.17%
         All contract charges                            --             973          $173,753          4.61%        --
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 108.02              --                --            --      57.65%
         Highest contract charge 1.45% Class B     $ 100.03              --                --            --      56.15%
         All contract charges                                         1,128          $114,338          0.00%
  2008   Lowest contract charge 0.50% Class B      $  68.52              --                --            --     (47.34)%
         Highest contract charge 1.45% Class B     $  64.06              --                --            --     (47.85)%
         All contract charges                                           995          $ 64,569          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 130.12              --                --            --      17.63%
         Highest contract charge 1.45% Class B     $ 122.84              --                --            --      16.50%
         All contract charges                            --           1,044          $129,627            --         --
  2006   Lowest contract charge 0.50% Class B      $ 110.62              --                --            --       6.76%
         Highest contract charge 1.45% Class B     $ 105.44              --                --            --       5.74%
         All contract charges                            --           1,063          $113,046            --         --
  2005   Lowest contract charge 0.50% Class B      $ 103.61              --                --            --      10.71%
         Highest contract charge 1.45% Class B     $  99.71              --                --            --       9.66%
         All contract charges                            --           1,135          $113,949            --         --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Target 2015 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  95.96
         Highest contract charge 1.45% Class B (c)    $  92.95
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  80.16
         Highest contract charge 1.45% Class B (c)    $  78.40
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 115.88
         Highest contract charge 1.45% Class B (c)    $ 114.43
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 108.60
         Highest contract charge 1.45% Class B (c)    $ 108.28
         All contract charges                               --
Target 2025 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  92.77
         Highest contract charge 1.45% Class B (c)    $  89.86
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  75.68
         Highest contract charge 1.45% Class B (c)    $  74.01
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 117.04
         Highest contract charge 1.45% Class B (c)    $ 115.57
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 109.56
         Highest contract charge 1.45% Class B (c)    $ 109.23
         All contract charges                               --
Target 2035 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  90.90
         Highest contract charge 1.45% Class B (c)    $  88.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  72.76
         Highest contract charge 1.45% Class B (c)    $  71.16
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 118.01
         Highest contract charge 1.45% Class B (c)    $ 116.54
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 110.45
         Highest contract charge 1.45% Class B (c)    $ 110.12
         All contract charges                               --
Target 2045 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  88.55
         Highest contract charge 1.45% Class B (c)    $  85.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  69.65
         Highest contract charge 1.45% Class B (c)    $  68.12
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 119.32
         Highest contract charge 1.45% Class B (c)    $ 117.82
         All contract charges                               --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
Target 2015 Allocation
----------------------
  2009                                                 --                 --            --        19.71%
                                                       --                 --            --        18.56%
                                                      171            $15,922          4.64%
  2008                                                 --                 --            --       (30.82)%
                                                       --                 --            --       (31.49)%
                                                      128            $10,137          3.62%
  2007                                                 --                 --            --         6.70%
                                                       --                 --            --         5.68%
                                                       67            $ 7,845          5.13%          --
  2006                                                 --                 --            --         8.60%
                                                       --                 --            --         8.28%
                                                       11            $ 1,222         10.42%          --
Target 2025 Allocation
----------------------
  2009                                                 --                 --            --        22.58%
                                                       --                 --            --        21.42%
                                                      222            $20,037          4.87%
  2008                                                 --                 --            --       (35.34)%
                                                       --                 --            --       (35.96)%
                                                      143            $10,694          3.46%
  2007                                                 --                 --            --         6.83%
                                                       --                 --            --         5.80%
                                                       80            $ 9,227          4.20%          --
  2006                                                 --                 --            --         9.56%
                                                       --                 --            --         9.23%
                                                        9            $ 1,035          8.37%          --
Target 2035 Allocation
----------------------
  2009                                                 --                 --            --        24.93%
                                                       --                 --            --        23.74%
                                                      169            $14,876          4.83%
  2008                                                 --                 --            --       (38.34)%
                                                       --                 --            --       (38.94)%
                                                       97            $ 6,992          3.39%
  2007                                                 --                 --            --         6.84%
                                                       --                 --            --         5.83%
                                                       40            $ 4,736          4.13%          --
  2006                                                 --                 --            --        10.45%
                                                       --                 --            --        10.12%
                                                        5            $   531          6.64%          --
Target 2045 Allocation
----------------------
  2009                                                 --                 --            --        27.14%
                                                       --                 --            --        25.91%
                                                      117            $10,042          4.83%
  2008                                                 --                 --            --       (41.63)%
                                                       --                 --            --       (42.18)%
                                                       69            $ 4,692          2.97%
  2007                                                 --                 --            --         7.26%
                                                       --                 --            --         6.23%
                                                       29            $ 3,403          3.33%          --

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Concluded)

December 31, 2009

8. Accumulation Unit Values (Concluded)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
Target 2045 Allocation (Continued)
----------------------------------
  2006   Lowest contract charge 0.50% Class B (c)      $ 111.24            --                --              --       11.24%
         Highest contract charge 1.45% Class B (c)     $ 110.91            --                --              --       10.91%
         All contract charges                                --             3              $380            7.39%         --

----------
(a)  Units were made available for sale on May 9, 2005.
(b)  Units were made available for sale on October 17, 2005.
(c)  Units were made available for sale on September 18, 2006.
(d)  Units were made available for sale on November 6, 2006.
(e)  Units were made available for sale on December 4, 2006.
(f)  Units were made available for sale on May 18, 2007.
(g) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(h) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(i) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(j) A substitution of EQ/Large Cap Value Plus was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(k)  Units were made available for sale on August 17, 2007.
(l) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(m) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(n) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(o) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(p) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(q) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18,2009.
(r) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(s) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(t) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(u) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(v)  Units were made available for sale on July 10, 2009
(w)  Units were made available for sale on September 18, 2009.
(x)  Units were made available for sale on September 30, 2009.
+    Reflects maximum allowable charge. Current charge is 1.40%.
* Expenses as percentage of average net assets (0.50%, 0.74%, 0.90%, 1.10%, 1.20%, 1.25%, 1.30%, 1.45%, and 1.49% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-109

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

AXA Equitable Life Insurance Company

EQUI-VEST(R) (SERIES 201) - EMPLOYER-SPONSORED RETIREMENT PLANS
EQUI-VEST(R) STRATEGIES (SERIES 900)
EQUI-VEST(R) STRATEGIES (SERIES 901)
EQUI-VEST(R) EMPLOYER-SPONSORED RETIREMENT PLANS


PROSPECTUS SUPPLEMENT DATED MAY 1, 2010
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information replaces the second and third paragraph (for Series 201, 900 and 901) and third and fourth paragraphs (for EQUI-VEST(R) Employer-Sponsored Retirement Plans) under "How you can make contributions" in "Contract features and benefits":

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to AXA Advisors receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non interest bearing "Special Bank Account for the Exclusive Benefit of Customers." If AXA Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If AXA Advisors receives your application within this timeframe, AXA Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while AXA Advisors ensures that your application is complete and suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.










   Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.

  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                             Life Insurance Company.
                Distributed by its affiliate, AXA Advisors, LLC,
                1290 Avenue of the Americas, New York, NY 10104.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
                                  212-554-1234

888-102 (5/10)                                            CAT. NO. 143837 (5/10)
Employer-Sponsored (100-500), 201, 900, 901 - NB                          x03114

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24.   Financial Statements and Exhibits
           ----------------------------------

           (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account A are included in the Statements of Additional Information.

           (b)   Exhibits.

           The following exhibits correspond to those required by paragraph (b) of Item 24 as to the exhibits in Form N-4.

            1.   (a)      Resolutions of the Board of Directors of The Equitable
                          Life Assurance Society of the United States
                          ("Equitable") authorizing the establishment of the Registrant, previously filed with Registration
                          Statement No. 2-30070 on October 27, 1987, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with Registration Statement No. 2-30070 on April 24,
                          1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

            2.   Not applicable.

            3.   (a)      Sales Agreement among Equitable, Separate Account A
                          and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with Registration Statement
                          No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (b) Sales Agreement, dated as of July 22, 1992, among Equitable, Separate Account A and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with Registration Statement No. 2-30070 on April 26, 1993, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (c) Distribution and Servicing Agreement among Equico Securities, Inc. (now AXA Advisors LLC), Equitable and Equitable Variable Life Insurance Company, dated as of May 1, 1994, previously filed with Registration Statement No. 2-30070 on February 14, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (d) Distribution Agreement dated as of January 1, 1995 by and between The Hudson River Trust and Equico Securities, Inc. (now AXA Advisors LLC), previously filed with Registration Statement No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (e) Sales Agreement, dated as of January 1, 1995, by and among Equico Securities, Inc. (now AXA Advisors LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed with Registration Statement No. 2-30070 on April 24,
                          1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (f) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, previously filed with Registration Statement File No. 2-30070 on April 25, 2001, and incorporated herein by reference.

                 (g) Distribution Agreement for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with Registration Statement File No. 2-30070 on April 25, 2001, and incorporated herein by reference.

                 (h) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                 (i) First Amendment to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                 (j) Second Amendment to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on
                          April 19, 2004, and incorporated herein by reference.

                 (k) (i) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States (now AXA Equitable Life Insurance Company) for itself and as depositor on behalf of certain Separate Accounts, and Equitable Distributors, Inc. (now AXA Distributors, LLC), incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4 (File No. 333-05593), filed on May 1, 1998.

                 (k) (ii) Form of First Amendment (dated January 1, 2001) to
                          Distribution Agreement dated January 1, 1998, previously filed with Registration Statement No. 2-30070 on December 30, 2004, and incorporated herein by reference.

                 (l) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                 (m) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                 (n) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                 (o) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                 (p) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to to Exhibit 3. (p) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                 (q) Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

                 (r) Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                 (s) Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

            4.   (a)      Form of Flexible Premium Deferred Annuity Certificate
                          (Policy Form 2004EDCCERT-B) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (b) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Policy Form 2004TSACERT-B) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (c) Form of Group Flexible Premium Combination Fixed and Variable Deferred Variable Annuity Contract (Policy Form 2004TSAGAC) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (d) Form of Group Flexible Premium Deferred Variable Annuity Contract (Policy Form 2004EDCGAC) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (e) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Policy Form 2004TSACERT-A) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (f) Form of Flexible Premium Deferred Variable Annuity Certificate (Policy Form 2004EDCCERT-A) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (g) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Form No. 2008TSA901-A), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                 (h) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Contract (Form No. 2008TSAGAC901), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                 (i) Form of Endorsement Applicable to Guaranteed Interest Special Dollar Cost Averaging (Form No.
                          2008SDCA-EV-901), previously filed with this
                          Registration Statement (File No. 333-130988) on
                          April 20, 2009.

            5.   (a)      Form of TSA 403(b) Group Annuity Contract Application
                          (Policy Form 2004/403(b)) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (b) Form of EDC (457) Group Annuity Contract Application (Policy Form 2004/457) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (c) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2004 EDC STRAT) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (d) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (Policy Form 2004 TSA STRAT) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (e) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2004 EDC STRAT ST VAR) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (f) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (2004 TSA STRAT ST VAR) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                 (g) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (Form No. 2008 TSA STRAT), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                 (h) Form of TSA 403(b) Group Annuity Contract Application for EQUI-VEST Strategies (Series 901)(Policy Form 2008/403(b)), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

            6.   (a)      Restated Charter of AXA Equitable, as amended December
                          6, 2004, incorporated herein by reference to Exhibit
                          No. 3.2 to Form 10-K, (File No. 000-20501), filed on
                          March 31, 2005.

                 (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

            7. Form of Reinsurance Agreement between The Equitable Life Assurance Society of the United States and Reinsurance Company previously filed with Registration Statement on Form N-4 (File No. 2-30070) on April 25, 2001.

            8.   (a)      Form of Participation Agreement among EQ Advisors
                          Trust, Equitable, AXA Distributors LLC and AXA
                          Advisors, LLC, incorporated herein by reference to
                          Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No.
                          27 to  Registration Statement on Form N-1A to the
                          Registration Statement of EQ Advisors Trust on Form
                          N-1A (File Nos. 333-17217 and 811-07953), filed on
                          January 15, 2004.

                 (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC., and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 2-30070) filed on December 5, 2001.

                 (c) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on Behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (d) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (e) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation, and The Equitable Life Assurance Society of the United States, dated May 1, 2003, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (f) Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust, Franklin/ Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (g) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (h) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.


                 (i) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (j)(i) Participation Agreement among MONY Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, dated December 1, 2001, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (j)(ii) Form of Third Amendment to the Participation Agreement, (the "Agreement") dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                 (k) Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and AXA Equitable Life Insurance Company (File No. 333-130988), dated July 22, 2005 filed herewith.

                 (k)(i) Amendment No. 1 to Participation Agreement, dated April 1, 2010 (File No. 333-130988) filed herewith.

            9.   (a)      Opinion and Consent of Dodie Kent, Esq. Vice-President
                          and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 24, 2007.

                 (b) Opinion and Consent of Dodie Kent, Esq. Vice-President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 21, 2008.

                 (c) Opinion and Consent of Dodie Kent, Esq. Vice-President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 20, 2009.

                 (d) Opinion and Consent of Dodie Kent, Vice-President and Associate General Counsel of AXA Equitable Life Insurance Company as to the legality of the securities being registered, filed herewith.

            10.  (a)      Notice concerning regulatory relief, previously filed
                          with Registration Statement on Form N-4 (File No.
                          2-30070) on May 27, 1992, refiled electronically on July 10, 1998 and incorporated herein by reference.

                 (b)      Consent of PricewaterhouseCoopers LLP.

                 (c)      Powers of Attorney, filed herewith.

            11.  Not applicable.

            12.  Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Senior Executive Vice President

*Claude Methot                              Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.


         Separate Account No. A of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.


         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         The AXA Group Organizational Charts January 1st 2009 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4 filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 27.        Number of Contractowners
                ------------------------

                As of February 28, 2010, there were 27,202 Qualified Contract Owners and 0 Non-Qualified Contract Owners of the EQUI-VEST Strategies contracts offered under this Registration Statement.




Item 28.        Indemnification
                ---------------

           (a)  Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company("AXA Equitable") provide, in Article VII, as follows:

                   7.4  Indemnification of Directors, Officers and Employees.
                        (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                         (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                         (ii) any person made or threatened to be made a party
                              to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                        (iii) the related expenses of any such person in any
                              of said categories may be advanced by the Company.

                              (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb
Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

           (b) Indemnification of Principal Underwriters
           ---------------------------------------------
           To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, Inc. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, Inc. and AXA Advisors, LLC.

           (c) Undertaking
           ---------------

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriters
           ----------------------

           (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301 and I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC. is 1290 Avenue of the Americas, NY,NY 10104.

           (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director and Senior Vice President

*Andrew J. McMahon                    Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*William Degnan                       Senior Vice President and Divisional
                                      President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Maurya Keating                       Vice President and Associate
                                      General Counsel

*Anthony Sages                        Chief Sales Officer

*Francesca Divone                     Secretary


*Susan Vesey                          Assistant Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director, Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*Gary Hirschkron                      Executive Vice President

*Michael McCarthy                     Director, Senior Vice President and
                                      National Sales Manager

*Joanne Petrini-Smith                 Executive Vice President

*Lee Small                            Senior Vice President and
                                      National Sales Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Michael Gregg                        Executive Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Harvey Fladeland                     Senior Vice President

*Andrew Marrone                       Senior Vice President

*Kevin Molloy                         Senior Vice President

*Marian Sole                          Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mary Toumpas                         Senior Vice President

*Ronald R. Quist                      Vice President and Treasurer

*Norman J. Abrams                     Vice President and General Counsel

*Nicholas Gismondi                    Vice President and Chief Financial Officer

*Gregory Lashinsky                    Assistant Vice President - Financial
                                      Operations Principal

*Francesca Divone                     Assistant Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.        Location of Accounts and Records
                --------------------------------

                The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, NY 10104, 135 West 50th Street., New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096.


Item 31.        Management Services
                -------------------

                Not applicable.

Item 32.        Undertakings
                ------------

                The Registrant hereby undertakes:

                (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in such case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                The Registrant hereby further represents that it is relying upon Rule 6c-7 of the Investment Company Act of 1940 (the "1940 Act") in claiming an exemption from certain provisions of Sections 22(e) and 27 of the 1940 Act for registered separate accounts offering variable annuity contracts to participants in the Texas Optional Retirement Program. Further, AXA Equitable has or will comply with Rule 6c-7(a)-(d) of the 1940 Act with respect to Texas Optional Retirement Program participants.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to this Registration Statement to be signed on its behalf, in the City and State of New York, on the 19th day of April, 2010.


                                          SEPARATE ACCOUNT A OF
                                          AXA EQUITABLE LIFE INSURANCE COMPANY
                                          (Registrant)

                                          By:    AXA Equitable Life Insurance
                                                 Company (Depositor)


                                          By:  /s/ Dodie Kent
                                               -------------------------
                                                   Dodie Kent
                                                   Vice President and Associate
                                                   General Counsel

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 19th day of April, 2010.




                                           AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)


                                           By: /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel



         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer


*DIRECTORS:

Christopher M. Condron          Mary R. (Nina) Henderson   Joseph H. Moglia
Henri de Castries               James F. Higgins           Lorie A. Slutsky
Denis Duverne                   Peter S. Kraus             Ezra Suleiman
Charlynn Goins                  Scott D. Miller            Peter J. Tobin
Anthony J. Hamilton




*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 19, 2010

                                  EXHIBIT INDEX
                                  --------------


EXHIBIT NO.                                                           TAG VALUE
-----------                                                         ------------

8(k)                      Participation Agreement                    EX-99.8k

8(k)(i)                   Amendment to Participation Agreement       EX-99.8ki

9(d)                      Opinion and Consent of Counsel             EX-99.9d

10(b)                     Consent of PricewaterhouseCoopers LLP      EX-99.10b

10(c)                     Powers of Attorney                         EX-99.10c